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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05629
ING Investors Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to December 31, 2005

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2005

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes
ING Investors Trust

Balanced Funds
• ING MFS Total Return Portfolio

Bond Funds
• ING Limited Maturity Bond Portfolio
• ING PIMCO Core Bond Portfolio
• ING PIMCO High Yield Portfolio

International/ Global Funds
• ING International Portfolio
• ING JPMorgan Emerging Markets Equity Portfolio*
• ING Julius Baer Foreign Portfolio
• ING Marsico International Opportunities Portfolio
• ING VP Index Plus International Equity Portfolio

Money Market Fund
• ING Liquid Assets Portfolio	Stock Funds
• ING Eagle Asset Capital Appreciation Portfolio
• ING Evergreen Health Sciences Portfolio
• ING Evergreen Omega Portfolio
• ING Janus Contrarian Portfolio*
• ING JPMorgan Small Cap Equity Portfolio
• ING JPMorgan Value Opportunities Portfolio
• ING Legg Mason Value Portfolio
• ING Marsico Growth Portfolio
• ING MFS Mid Cap Growth Portfolio
• ING MFS Utilities Portfolio
• ING Oppenheimer Main Street Portfolio®
• ING Pioneer Fund Portfolio
• ING Pioneer Mid Cap Value Portfolio
• ING Stock Index Portfolio
* Name changed during the period.

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier. SM” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.1 In other words, the majority of investment opportunities are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1     MSCI December, 2005

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed-income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500
Index”)(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, which were on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 Index reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets, Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Japanese corporations and banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING MFS TOTAL RETURN PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING MFS Total Return Portfolio (the “Portfolio”) seeks above average income consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income. The Portfolio is managed by Brooks Taylor, Senior Vice President, Kenneth J. Enright, Senior Vice President, Steven R. Gorham, Senior Vice President, Michael W. Roberge, Senior Vice President, William J. Adams, Vice President, William P. Douglas, Vice President, and Alan T. Langsner, Vice President, Portfolio Managers, Massachusetts Financial Services Company (“MFS”) — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 2.90% compared to the Standard & Poor’s 500 Composite Stock® (“S&P 500”) Index, the Lehman Brothers Aggregate Bond (“LBAB”) Index, and the Composite Index, which returned 4.91%, 2.43%, and 4.00%, respectively, for the same period.

Detractors from performance: For the equity portion of the Portfolio, stock selection in the utilities and communications sector detracted from relative performance during the period. Holdings in weak-performing independent power producer Calpine* and telecom services provider Verizon Communications weighed on results as both stocks lagged the broad equity index.

Security selection within the basic materials sector also dampened results. The Portfolio’s holdings in newsprint maker Bowater (not an index constituent) detracted from relative results.

A combination of weak stock selection and an overweighted position in the leisure sector also weighed on relative results. Holdings in media conglomerate Viacom were among the Portfolio’s top detractors for the period.

Investment Types

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Securities in other sectors that detracted from performance included network security firm Symantec, network solutions and services provider Nortel Networks, and not participating in the appreciation of computer manufacturer Apple Computer. Our holdings in home improvement manufacturer Masco, health care firm Tenet Healthcare, and clothing retailer Gap also weakened investment results.

During the reporting period, our currency exposure detracted from the Portfolio’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

For the fixed income portion of the Portfolio, overweighting “BBB”-rated credits acted as a drag on performance (bonds rated “BBB” or higher are considered investment grade; bonds rated “BB” or lower are considered non-investment grade). Although the Portfolio’s holdings in treasury securities contributed to the Portfolio’s performance overall, treasury holdings with maturities of 3-5 years detracted over the period as short-term interest rates rose. The Portfolio’s positioning in government agencies also detracted from performance.

Contributors to performance: For the equity portion of the Portfolio, a combination of positive stock selection and overweighting the strong-performing energy sector contributed to results. Holdings in oil and gas producer Devon Energy, offshore drilling company Noble Corp, drilling rig operator GlobalSantaFe (not an index constituent), oil and gas service company Cooper Cameron, and energy exploration and production company EOG Resources boosted relative results over the period.

While positive relative contribution from the financial services sector resulted primarily from superior stock selection, no individual stocks within the sector were among the Portfolio’s top contributors. A combination of stock selection and an underweighted position in the special products and services sector benefited the Portfolio relative to the S&P 500 Index. Avoiding weak-performing index constituent eBay* added to results as this online auctioneer greatly underperformed the index.

Stocks in other sectors that added value included underweighting discount computer manufacturer Dell* and computer giant IBM. The Portfolio’s

Top Ten Industry*

as of December 31, 2005
(as a percent of net assets)

Federal National Mortgage Association	11.4%

U.S. Treasury	9.2%

Diversified Financial Services	7.8%

Banks	7.7%

Oil and Gas	6.5%

Telecommunications	6.3%

Insurance	3.9%

Federal Government Loan Mortgage Corporation	3.8%

Pharmaceuticals	3.3%

Media	3.3%

*	Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

underweighted position in poor-performing pharmaceutical giant Pfizer* also aided relative results.

For the fixed income portion of the Portfolio, a shorter duration stance contributed to relative performance over the period (duration is a measure of a Portfolio’s sensitivity to changes in interest rates). On a sector basis, the Portfolio enjoyed strong performance from its holdings in mortgage-backed securities. Despite the downgrading and decrease in value associated with bonds of Ford Motor Credit and General Motors Acceptance Corp, the banking/finance sector performed well.

*	Security was not held in the Portfolio at period-end.

ING MFS TOTAL RETURN PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception	Since Inception		Since Inception		Since Inception
			of Class ADV	of Class I		of Class S		of Class S2
	1 Year	5 Year	August 1, 2003	May 2, 2003		August 14, 1998		September 9, 2002

Class ADV	2.53%	—	9.50%	—		—		—
Class I	3.14%	—	—	10.66%		—		—
Class S	2.90%	4.95%	—	—		6.92%		—
Class S2	2.68%	—	—	—		—		9.31%
S&P 500 Index(1)	4.91%	0.54%	12.04%	14.29	%(4)	3.03	%(5)	11.72	%(6)
Lehman Brothers Aggregate Bond Index (2)	2.43%	5.87%	4.33%	3.23	%(4)	5.97	%(5)	4.24	%(6)
Composite Index (3)	4.00%	2.99%	9.00%	9.86	%(4)	4.58	%(5)	8.93	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Total Return Portfolio against the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolios distributions or the redemption of Portfolios shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolios. Total returns would have been lower had there been no waiver to the Portfolios.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolios holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)The Lehman Brothers Aggregate Bond (“LBAB”) Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(3)The Composite Index is a combination of 60% S&P 500 and 40% LBAB Index.

(4)Since inception performance for the Index is shown from May 1, 2003.

(5)Since inception performance of the Index is shown from August 1, 1998.

(6)Since inception performance of the Index is shown from September 1, 2002.

ING LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Limited Maturity Bond Portfolio (the “Portfolio”) seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by a team of investment professionals led by James B. Kauffmann, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 1.63% compared to the Lehman Brothers 1-3 Year Government/ Credit Bond Index, which returned 1.73% for the same period.

Portfolio Specifics: The first quarter of 2005 ended with tremendous volatility as concerns increased about General Motors and the timing of its eventual fall to high yield, as well as rising macro risk as it relates to inflation and Federal Reserve’s tightening policy. Our concern over rich valuations was validated as risk premiums rose and liquidity was dramatically reduced as spreads widened. In fact, March produced a return of -0.86%, the worst month for high-grade credit since July 2002. As rates rose and the yield curve flattened, our moderate short duration and curve positioning helped results.

Credit-sensitive sectors finished in negative territory for the second quarter, underperforming similar duration treasuries by 0.34%. The otherwise benign month of June came as a welcome relief after

Investment Types

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

the sell-off in April and oscillating month in May. We maintained our tactical allocation to asset-backed securities and commercial mortgages. In addition, we held a 3.00% mortgage-backed securities position.

The credit market rebounded in the third quarter, finishing in positive territory outperforming similar like treasuries by 0.30%. Albertson’s bondholders were the latest victims in the recent era of management trying to create value for shareholders. After an extended period of equity underperformance, management decided its best options were to “review strategic alternatives.” As a result, the company was put up for sale and the most likely buyers lining up are private equity firms which specialize in leveraged buyouts (“LBO”). Whether an ultimate LBO occurs in this case or not, leverage is going up for sure and bondholders will continue to be at the mercy of shareholder focused management.

Finally, our attribution analysis estimates that we achieved 0.03% from security selection, 0.05% from sector allocation and 0.17% from our duration and curve posture for the year. Throughout the final quarter, we maintained our overweight allocation to credit, primarily positioned in the front-end of the curve. We also maintained our allocation to asset-backed securities and commercial mortgages. In addition, we allocated 4.80% to specific structured mortgaged-backed securities. While we added some names that cheapened in sympathy, there is still potential for downside credit surprises.

Current Strategy and Outlook: Our outlook did not change during the period, except that we believe the end of the tightening phase is now on the horizon. While the debate on Wall Street about the relationship of inverted yield curves and recessions is lively, any sustained inversion will likely be brief and will have fewer implications for the domestic economy than in the past.

Top Ten Industry*

as of December 31, 2005
(as a percent of net assets)

U.S. Treasury	31.0%

Diversified Financial Services	11.8%

Banks	7.5%

Electric	5.0%

Telecommunications	4.9%

Federal National Mortgage Association	3.9%

Automobile Asset-Backed Securities	3.6%

Credit Card Asset-Backed Securities	3.2%

Federal Home Loan Bank	3.0%

Other Asset-Backed Securities	2.6%

*	Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

We remain negative on long-term credit fundamentals, but expect modest positive performance the first part of 2006. We are underweight to the auto and industrial sector benefited the Portfolio as they continued the year long trend of underperforming treasuries due to increased shareholder friendly activity and rating agency downgrades of the autos. Leveraged buyout transactions and rumors continue to raise risk premiums in credit, creating an asymmetric return profile. With overall spreads fairly tight by historical standards, there remains limited upside with significant downside, especially in the case of an LBO transaction. U.S. corporate fundamentals look impressive in aggregate, but we believe we have already seen the tight print in credit spreads and have experienced the peak in corporate fundamentals.

ING LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception
				Class I
	1 Year	5 Year	10 Year	April 29, 2005

Class I	—	—	—	1.44%
Class S	1.63%	4.34%	4.82%	—
Lehman Brothers 1-3 Year Government/ Credit Bond Index(1)	1.73%	3.83%	4.89%	0.43	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Limited Maturity Bond Portfolio against the Lehman Brothers 1-3 Year Government/ Credit Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index is a widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.

(2)Since inception performance of the Index is shown from May 1, 2005.

ING PIMCO CORE BOND PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING PIMCO Core Bond Portfolio (the “Portfolio”) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by Pasi Hamalainen, Managing Director and Portfolio Manager, Pacific Investment Management Company LLC (“PIMCO”) — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 2.46% compared to the Lehman Brothers Aggregate Bond Index, which returned 2.43% for the same period.

Portfolio Specifics: Bonds gained ground in 2005, leaning against the headwinds of 200 basis points of Federal Reserve (“Fed”) tightening and concern that higher energy prices would fuel inflation. The benchmark ten-year Treasury yield ended the quarter at 4.40%, 17 basis points higher than at the start of the year. Bond markets were dominated during 2005 by speculation about the pace and duration of the Fed’s tightening cycle. The U.S. central bank raised the federal funds rate in 25 basis point increments at each of its eight meetings during the year, including twice during the final quarter to 4.25%.

Investment Types

as of December 31, 2005
(as a percent of net assets)

U.S. Government Agency Obligations	63.8%

Short-Term Investment	22.3%

U.S. Treasury Obligations	16.0%

Other Bonds	12.7%

Collateralized Mortgage Obligations	8.4%

Corporate Bonds/Notes	3.9%

Municipal Bonds	2.2%

Asset-Backed Security	1.3%

Preferred Stock	0.1%

Options	0.1%

Other Assets and Liabilities, Net*	(30.8)%

Total	100.0%

*	Includes securities lending collateral.

Portfolio holdings are subject to change daily.

Broad diversification helped returns for all of 2005 amid a challenging environment for bonds. Above-index duration detracted from performance as interest rates rose during the year. An overweight to shorter maturities hurt returns, as the yield curve continued to flatten as short-term rates rose. Mortgage security selection helped returns, which offset the negative impact of a sector overweight, as mortgages lagged like-duration Treasuries. An underweight to corporates was positive, as they trailed Treasuries as credit premiums widened. Most government bond markets outside the U.S. outperformed Treasuries for all of 2005, as economic growth was generally slower and rate increases milder outside the U.S. Emerging market bonds, the best performing fixed income sector for the year, helped performance, as investors continued to be drawn to their improving credit fundamentals. Treasury Inflation Protected Securities modestly outpaced like-duration nominals for the full year, however, supported by high Consumer Price Index accruals. Municipal securities helped returns, as they usually outperform as interest rates rise.

Current Strategy and Outlook: The U.S. economy should grow more slowly over the next year as the housing market cools and consumer spending grows more in line with incomes. The Fed should stop tightening early in 2006; yields on 1-5 year Treasuries may fall as much as 100 basis points this year as markets anticipate the start of Fed easing. Inflation should be well contained, as commodity prices are moderating after their post-Katrina rally, with little pass-through of higher energy prices into core U.S. inflation. More importantly, the long-run economic trend of an expanding global labor supply (in China, India and Brazil, for example) will put downward pressure on the price of labor, making a wage-induced boost in inflation highly unlikely. PIMCO will continue to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. Exposures will focus mainly on the U.S., where we see better value at present.

Top Ten Industries

as of December 31, 2005
(as a percent of net assets)

Federal National Mortgage Association	57.6%

Sovereign	12.7%

U.S. Treasury Bond	8.1%

Whole Loan Collateral CMO	6.9%

U.S. Treasury Note	6.6%

Federal Government Loan Mortgage Corporation	2.7%

Agency Collateral PAC CMO	2.2%

Municipal	2.2%

Agency Collateral CMO	1.5%

U.S. Treasury Inflation-Indexed Bond	1.3%

Portfolio holdings are subject to change daily.

ING PIMCO CORE BOND PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception
			of Class S		of Class S2
	1 Year	5 Year	August 14, 1998		September 9, 2002

Class S	2.46%	4.62%	3.05%		—
Class S2	2.28%	—	—		4.39%
Lehman Brothers Aggregate Bond Index(1)	2.43%	5.87%	5.97	%(2)	4.24	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Core Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(2)Since inception performance of the Index is shown from August 1, 1998.

(3)Since inception performance of the Index is shown from September 1, 2002.

ING PIMCO HIGH YIELD PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING PIMCO High Yield Portfolio (the “Portfolio”) seeks maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio is managed by a team of investment professionals led by Raymond G. Kennedy, Managing Director and Portfolio Manager, Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 4.33% compared to the Merrill Lynch U.S. High Yield BB-B Rated Index, which returned 3.35% for the same period.

Portfolio Specifics: Bonds gained in 2005, leaning against the headwinds of 200 basis points of Federal Reserve (“Fed”) tightening and concern that higher energy prices would fuel inflation pressure. Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The 2-10 year portion of the yield curve inverted during the last week of the year. The middle tier of high yield outperformed, as lower quality bonds slumped amid high profile defaults/downgrades and upper tier bonds were dragged lower by the auto sector. Finance and insurance bonds were among the top performers for the year, as well as energy and utility sectors. Among the worst performing industries in high yield is the consumer cyclical sector, which was

Investment Types

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

weighed down by middle-to-higher rated automotive bonds. Overall, the high yield sector saw net outflows for the year as evidenced by a negative $11.7 billion in Mutual Fund cash flows for the year.

Important contributors to the Portfolio’s performance included an underweight to BB-rated bonds, which underperformed B-rated issues. Additionally, the Portfolio’s overweight to telecom, with an emphasis on large-cap fixed line issues, was a significant positive for performance, as these bonds did exceptionally well during the year. Exposure to finance and insurance bonds was also positive for performance. An allocation to emerging market bonds was positive for returns, as investors continued to be drawn to their improving credit fundamentals. The Portfolio’s exposure to the BBB-rated sector, which lagged the overall high yield market, detracted from performance. Exposure to low-to-mid rated electric generation companies within the utility sector was also negative for performance.

Current Strategy and Outlook: With valuations at high levels, we are cautious entering 2006. Default rates remain near 2%, significantly lower than the historical average. However, even as refinancing-related deals of the last three years have helped reduce default risk, the recently growing number of lower-quality, acquisition related, and equity friendly deals have sowed the seeds for higher future default rates. Although supply took off in the final months of the year, we expect 2006 issuance to be similar to last year, about 30% less than 2004 and 2003 levels. We continue to expect yield to be the primary driver of performance.

Top Ten Industries

as of December 31, 2005
(as a percent of net assets)

Telecommunications	11.6%

Diversified Financial Services	10.4%

Electric	8.0%

Media	7.6%

Pipelines	5.0%

Commercial Paper	4.7%

Healthcare – Services	4.7%

Foreign Government Bonds	4.5%

Oil and Gas	4.2%

Lodging	4.0%

Portfolio holdings are subject to change daily.

In terms of strategy, we plan on maintaining our higher than index exposure to higher quality credits that are more defensive in nature, reducing exposure to weak B-rated issues with downside risk and, instead focusing on improving strong B- and BB-rated credits. We also plan to emphasize securities of non-cyclical companies that have strong asset quality and pricing power. For instance, we will maintain our focus on the utility sector, where asset quality is high and credit fundamentals continue to improve. Another sector that should be resilient as consumer spending slows is energy, especially among pipelines, where we are seeing balance sheet improvements and potential upgrades that should result in attractive total return opportunities. Even though the telecom and cable/satellite sectors continue to offer attractive relative value, we may still reduce exposure to the sector if prices continue to rise for selective fallen angels. Finally, we plan to maintain out-of-index allocations to emerging markets and Euro high yield, where we see attractive opportunities that complement traditional high yield.

ING PIMCO HIGH YIELD PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception		Since Inception
		of Class I		of Class S
	1 Year	April 29, 2005		May 3, 2004

Class I	—	6.48%		—
Class S	4.33%	—		8.31%
Merrill Lynch U.S. High Yield BB-B Rated Index(1)	3.35%	5.30	%(2)	6.97	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO High Yield Portfolio against the Merrill Lynch U.S. High Yield BB-B Rated Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P.

(2)Since inception performance of the Index is shown from May 1, 2005.

(3)Since inception performance of the Index is shown from May 1, 2004.

ING INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING International Portfolio (the ”Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Richard T. Saler, Senior Vice-President and Phillip A. Schwartz, CFA and Senior Vice President, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 10.50% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (”MSCI EAFE®”) Index, which returned 14.02% for the same period.

Portfolio Specifics: International markets performed strongly in 2005. Accelerating earnings growth in Japan and solid earnings growth in Europe, Developed Asia and emerging markets, combined with relatively attractive valuations, were the key drivers of this strength.

Our relative value approach, which focuses on “cash flow return on investment” as its prime criterion for selection, combined with an overall defensive positioning, was not well suited to the market environment in the first half of the year. The bulk of the performance shortfall was recorded in this period. We have, however, strengthened our process by enhancing our quantitative selection models in support of our fundamental due diligence, resulting in an improved stock selection outcome in the second half of the year.

Country Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

At the sector level, materials and industrials were the best performing sectors in 2005. Telecom services was the only sector with negative performance for the year. Energy had been a leading performer through the early part of the year, but falling oil prices trimmed gains late in the year. Overall, the Portfolio’s sector positioning lost value. While overweighting the strong financials sector and underweighting the relatively weak information technology and consumer discretionary sectors was successful, this was more than offset by a negative outcome from underweighting the strong materials and industrials sectors. Overweighting the weak telecommunications services and health care sectors also detracted from performance.

Within sectors, adverse security selection in consumer staples, materials, information technology, health care, and consumer discretionary was a significant detractor from results. This was partly offset by strong selection contributions from telecommunications services, energy and financials.

At the security level, significant value was added by NHN (a Korean web-search engine growing strongly), SolarWorld (a German producer of solar panels profiting from the growing alternative energy sector), and TDC A/ S, a Danish telecom company after a takeover bid. Detracting most from results were Japanese financial company Nomura Holdings due to declining market share, Canadian gold company Placer Dome because of disappointing operational achievements, and Barco, a Belgian media technology company, which posted poor earnings.

Current Strategy and Outlook: We believe leading economic indicators in both Europe and Japan suggest an acceleration of economic growth is likely in the coming quarters. While high energy prices remain a concern, indications that the U.S. may be close to a peak in short term rates suggest that globally, renewed cyclical strength is possible. Accordingly, we have increased our exposure to cyclically sensitive stocks. We maintain a modest allocation to emerging market stocks

Top Ten Industry*

as of December 31, 2005
(as a percent of net assets)

Banks	24.9%

Oil and Gas	8.2%

Insurance	8.0%

Pharmaceuticals	7.4%

Mining	6.6%

Telecommunications	5.7%

Diversified Financial Services	3.7%

Electrical Components & Equipment	3.5%

Food	3.5%

Semiconductors	3.3%

*	Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

ranking highly in our analysis. At quarter end, our overweight positions in the financial, energy, information technology and consumer staples sectors were financed by underweighting the consumer discretionary, industrial, telecommunication services, and materials sectors. Our relative value work suggests that large-cap stocks in the international arena continue to be more attractive than their smaller peers. In all, we continue to favor well-capitalized, high cash-generating companies.

ING INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception		Since Inception
		of Class S		of Class S2
	1 Year	December 17, 2001		September 9, 2002

Class S	10.50%	8.72%		—
Class S2	10.30%	—		15.75%
MSCI EAFE Index(1)	14.02%	12.74	%(2)	19.69	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Portfolio against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(2)Since inception performance of the Index is shown from January 1, 2002.

(3)Since inception performance of the Index is shown from September 1, 2002.

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO
(FORMERLY, ING DEVELOPING WORLD PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

The ING JPMorgan Emerging Markets Equity Portfolio (formerly ING Developing World Portfolio, the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Portfolio Manager, Ashraf el Ansary, Portfolio Manager and Greg Mattiko, Portfolio Manager, J.P. Morgan Investment Management Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 34.82%, compared to the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”)® , which returned 34.54% for the same period.

Portfolio Specifics: In the first four months of 2005, the Index had a slightly negative return and the Portfolio under performed by just over 1%. The main reasons were adverse security selection in the telecommunications, financials and consumer staples sectors, which more than offset favorable stock selection in the technology and materials sectors. By country the under performance can be traced primarily to stock selection in Korea as well as in Turkey where an overweighting in that weak market also detracted from performance.

In the subsequent months since the Sub-Adviser change, the Portfolio out performed the benchmark. When analyzed by sector this was primarily due to favorable stock selection in energy, financials and materials stocks. Conversely when analyzed by region most of the gain can be attributed to over weights in the very strong Brazil market at the expense of Taiwan and China.

Country Allocation

as of December 31, 2005
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Of our energy stocks Brazilian Petrobras and Luxembourg registered, Argentine steel pipe manufacturer Tenaris provided the biggest relative gains in the Portfolio, the latter doubling in price during the period. Among the financials two banks, Kookmin in Korea and Russian stock Sberbank, benefited relative performance the most. In the materials sector Brazilian iron ore miner Vale do Rio Doce and South African platinum company Impala added the most value for the Portfolio.

Against this Hong Kong based fashion house Esprit and Taiwanese bank Chinatrust Financial detracted the most from relative performance.

In the Portfolio, by sector, we maintain overweight positions in domestic-related sectors. We retain significant exposure to consumer sector companies whose businesses are largely domestic to the market in which they operate, and to other areas like mobile telephony, an industry which continues to grow rapidly in many parts of the developing world. We remain underweight positions in materials, industrial, and energy.

By region we continue to remain overweight Korea with positions in Samsung Electronics, Shinsegae Dept Stores, Hyundai Motor, and Hyundai Mobis. In Russia, we remain invested in Sberbank, telecommunication companies, Vimpelcom and Mobile Telesystems. We believe that the consumer sector is one of the best positioned to benefit over the course of the coming year, as domestic demand grows. In the Latin American region, we continue to find valuations attractive in Brazil’s large market cap companies, CVRD and Petrobras although performance has been strong over the year ended 2005.

Top Ten Holdings

as of December 31, 2005
(as a percent of net assets)

Samsung Electronics, Co., Ltd.	7.2%

Petroleo Brasileiro SA ADR	5.3%

America Movil SA de CV ADR	3.8%

Kookmin Bank	3.1%

Cia Vale do Rio Doce ADR	3.1%

Shinsegae Co., Ltd.	2.9%

HDFC Bank Ltd. ADR	2.9%

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.8%

HON HAI Precision Industry Co. Ltd.	2.4%

Banco Itau Holding Financeira SA	2.4%

Portfolio holdings are subject to change daily.

*	Effective April 29, 2005, J.P. Morgan Investment Management, Inc. became sub-adviser to the Portfolio. Prior to April 29, 2005, the Portfolio was sub-advised by ING Investment Management B.V.

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO
(FORMERLY, ING DEVELOPING WORLD PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Years Ended December 31, 2005

			Since Inception		Since Inception		Since Inception
			of Class I		of Class S		of Class S2
	1 Year	5 Year	December 2, 2005		February 18, 1998		September 9, 2002

Class I	—	—	2.73%		—		—
Class S	34.82%	14.51%	—		5.76%		—
Class S2	34.51%	—	—		—		27.99%
MSCI EM® Index(1)	34.54%	19.44%	5.92	%(2)	9.66	%(3)	33.19	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING JPMorgan Emerging Markets Equity Portfolio against the MSCI EM Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(2)Since inception performance for the Index is shown from December 1, 2005.

(3)Since inception performance for the Index is shown from March 1, 1998.

(4)Since inception performance for the Index is shown from September 1, 2002.

ING JULIUS BAER FOREIGN PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Julius Baer Foreign Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity, and Richard C. Pell, Senior Vice President and Chief Investment Officer, Julius Baer Investment Management LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 15.35% compared to the Morgan Stanley Capital International (“MSCI”) EAFE® Index, which returned 14.02% for the same period.

Portfolio Specifics: Over the year ended December 31, 2005, international equities provided strong returns for investors and the Portfolio outperformed the Index due to several factors. The allocation to Eastern and Central Europe proved favorable as positions in Russia, Turkey, Romania and Hungary outperformed the Index. The Portfolio held many banks in the region that posted strong returns including Türkiye Garanti Bankasi, Türkiye Is Bankasi and Akbank T.A.S. (Turkey). However, not all banks posted strong returns. In Poland, shares of Bank Polski detracted from results as did Komercni Banka (Czech Republic). In Turkey, European Union (“EU”) membership negotiations created positive momentum for the local market. We view Turkey’s process of potential EU admittance itself, rather than the ultimate destination of membership, as a sign of investment opportunity. In other emerging markets, shares of Samsung Electronics (S. Korea) were positive contributors.

Country Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

In our opinion, the biggest risk in Central and Eastern Europe is the complacency of the governments toward reform. The time table to join the European Monetary Union (“EMU”) is being continually pushed further into the future. In some countries such as Hungary, budget deficits are worsening as a result of populist policies aimed at appeasing voters. However, we believe that sooner, rather than later, either market forces or fear of forfeiting the chance to join the EMU will force the countries into sound policies.

Both stock selection and our average overweighted position to the energy sector were important contributors to performance. Companies such as Lukoil and Gazprom (Russia), OMV AG (Austria), EnCana and Canadian Natural Resources (Canada), Statoil (Norway) and Dragon Oil (Ireland) were particularly strong.

The underweight position to Japanese equities was a drag on results. The Portfolio’s cash position also had a negative impact due to the strong environment for equities. From a sector perspective, our underweight to the Japanese industrials sector was a detractor to performance.

Stock selection within the telecommunication sector supported results. However, in the materials sector, stock selection and our underweight position detracted from performance. Shares of LaFarge (France), the world’s largest cement producer, negatively impacted results, but remain in the Portfolio. Shares of Diageo (UK), the world’s largest producer of alcoholic beverages, also detracted from results. We continue to find the global spirits industry attractive. The industry’s barriers to entry are extremely high due to brand

Top Ten Industry*
as of December 31, 2005
(as a percent of net assets)

Banks	25.6%

Telecommunications	6.2%

Oil and Gas	6.1%

Pharmaceuticals	5.9%

Equity Fund	5.0%

Engineering & Construction	3.6%

Food	3.4%

Mining	3.1%

Diversified Financial Services	3.0%

Beverages	2.9%

*	Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

loyalty, expensive distribution networks and high marketing spend. Finally, while our positioning and stock selection within information technology was a positive contributor, shares of Alcatel (France), the world’s largest maker of Internet equipment, detracted from results.

Current Strategy and Outlook: From an overall sector perspective, we continue to seek out industries that are in the process of consolidation, not reliant on global imbalances, with high barriers to entry with expectations for above average growth. Some examples include luxury goods, the global spirits industry, global cement industry, Italian banks and the construction sector. In addition to identifying attractive sectors, we also continue to focus on unearthing individual investment opportunities around the globe.

Turning to Japan, economic prospects have improved. Prime Minister Koizumi won decisively in 2005 elections and earned a mandate to continue structural reform. In our opinion, Japan’s real leverage is from its unique exposure to its neighbor China rather than reflating its economy. We continue to focus on companies that are leveraged to the emergence of China as a major economy. We are also looking at companies that are transplanting the China-Japan model to India. In the long run, India may prove to be a more stable partner given the lack of political sensitivity that exists with the Chinese. India is already a democracy and has a much younger demographic than China.

ING JULIUS BAER FOREIGN PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception		Since Inception	Since Inception
		of Class I		of Class S	of Class S2
	1 Year	December 6, 2004		May 1, 2002	September 9, 2002

Class I	15.60%	18.09%		—	—
Class S	15.35%	—		11.30%	—
Class S2	15.13%	—		—	17.85%
MSCI EAFE Index(1)	14.02%	17.44	%(2)	13.57%	19.69	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Julius Baer Foreign Portfolio against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(2)Since inception performance of the Index is shown from December 1, 2004.

(3)Since inception performance of the Index is shown from September 1, 2002.

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Marsico International Opportunities Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by James G. Gendelman, Portfolio Manager and Senior Analyst, Marsico Capital Management, LLC — the Sub-Adviser.

Performance: From April 29, 2005 (inception date of the Portfolio) through December 31, 2005, the Portfolio’s Class I shares provided a total return of 25.62% compared to the Morgan Stanley Capital International (“MSCI”) EAFE® Index, which returned 16.74% for the same period.

Portfolio Specifics: Several factors emerged as positive contributors to the Portfolio’s performance. The most significant factor was stock selection in the financials sector. Positions in Sumitomo Realty & Development (90%) and Leopalace21 Corp. (101%) and Japan’s two largest banks, Mitsubishi UFJ Financial (61%) and Sumitomo Mitsui Financial (59%), were among the largest contributors to performance on an individual stock level. Other financial positions that materially benefited the Portfolio were CapitaLand Ltd. (42%) and UBS (19%).

The second largest contributing factor on a sector level was stock selection in the consumer discretionary sector. A position in Yamada Denki (134%) emerged as the largest individual contributor

Country Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

to performance. Hyundai Motor Co. (69%), Enterprise Inns PLC (22%), and Grupo Televisa (44%) were strong performers for the Portfolio. The Portfolio also benefited significantly by a position in America Movil (75%) and by maintaining an underweighted investment posture in the telecommunications services sector, which was a relatively weak performer for the benchmark index in the reporting period with a -5% return.

Other positive factors included:

•	Stock selection in the energy sector, including Talisman Energy (65%) and Petroleo Brasileiro (57%);

•	Investment posture and specific holdings in the information technology sector (Samsung Electronic 32%, Nippon Electronic Glass 45%, and Murata Manufacturer 21%);

•	A specific utilities holding, British Energy (30% prior to being sold);

•	A select transportation holding, Canadian National Railway Co. (35%);

•	Stock selection in the health care sector, such as Roche Holding Ltd. (23%) and Chugai Pharmaceuticals (31% prior to being sold); and

•	Fluctuations in international currency valuation.

There were also a few factors that negatively impacted the Portfolio’s performance. Although the Portfolio’s holdings in the capital goods industry posted solid price increases, the Portfolio’s holdings aggregate return of 20% lagged that of the benchmark industry return of 30%,

Top Ten Holdings
as of December 31, 2005
(as a percent of net assets)

Roche Holding AG	4.5%

Vinci SA	4.4%

Cemex SA de CV ADR	4.2%

Telefonaktiebolaget LM Ericsson ADR	4.1%

Enterprise Inns Plc	3.6%

America Movil SA de CV ADR	3.4%

Continental AG	3.4%

UBS AG	3.3%

Veolia Environnement	3.3%

Reckitt Benckiser PLC	3.0%

Portfolio holdings are subject to change daily.

thereby penalizing performance results. Exacerbating the negative effect was the Portfolio’s underweighted posture in capital goods, one of the strongest-performing industries for the benchmark index with an absolute return of 30%. Positions in the consumer durables & apparel industry, such as Thomson SA (-18% prior to being sold, the largest individual detractor from the Portfolio’s returns) and Sony Corp. (-4% prior to being sold), hurt the Portfolio. Other individual holdings that were material detractors from performance results included Astellas Pharmaceuticals (-13% prior to being sold) and JC Decaux (-13%).

Current Strategy and Outlook: The Portfolio’s sector allocations as of December 31, 2005, emphasized consumer discretionary, financials, information technology, and consumer staples companies. In terms of country allocations, the Portfolio’s most significant weightings were in Japan, the United Kingdom, Switzerland, and Mexico.

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2005

	Since		Since
	Inception		Inception
	of Class I		of Class S
	April 29, 2005		May 2, 2005

Class I	25.62%		—
Class S	—		25.35%
MSCI EAFE Index(1)	16.74	%(2)	16.74	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico International Opportunities Portfolio against the MSCI EAFE Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(2)Since inception performance of the Index is shown from May 1, 2005.

ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING VP Index Plus International Equity Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Morgan Stanley Capital International Europe Australia and Far East Index (“MSCI EAFE® Index”), while maintaining a market level of risk. The Portfolio is managed by Carl Ghielen, Portfolio Manager and Martin Jensen, Senior Portfolio Specialist, ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: From July 29, 2005 (inception date of the Portfolio) through December 31, 2005, the Portfolio’s Class I shares provided a total return of 10.54% compared to the MSCI EAFE® Index, which returned 11.56% for the same period.

Portfolio Specifics: The Portfolio is designed to add value to the MSCI EAFE® benchmark through bottom-up security selection on the basis of customized sector models while maintaining approximate benchmark weights of countries, sectors and industries represented in the benchmark. The active risk is substantially controlled by the relatively large number of securities in the Portfolio (between 340 and 430). The Portfolio is rebalanced monthly to maintain the desired tilt to stocks ranking well in the individual sectors and industries represented in the benchmark.

The predictive power of the individual factors included in each of the international sector models for a particular reporting period substantially determines the stock selection result in each sector. For the reporting period, our positioning in the consumer discretionary, financials, telecommunication services and

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Portfolio holdings are subject to change daily.

industrials sectors contributed materially to the result. In financials, the Change in Return on Invested Capital (“ROIC”) factor proved especially effective. Within consumer discretionary, the earnings momentum variable contributed meaningfully to the positive outcome in the services sub-component, while ROIC proved effective in selecting outperforming stocks in the durables sub-component. Good selection in the telecommunication services sector was largely driven by a strong performance of the 3-month price momentum factor. The cashflow to price ratio underpinned the positive contribution of the industrials sector.

For the reporting period, the selection outcome in the materials and healthcare sectors detracted from the result. In materials, this was largely the result of an adverse ranking in the dividend yield and Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”)/ Price factors used. In healthcare, the price reversal and EBITDA/ Price factors detracted from the result.

Current Strategy and Outlook: By design, the Portfolio maintains approximate benchmark weights of the countries, economic sectors, and industries constituting MSCI EAFE®. Stock selection flows from the in-sector/industry ranking models. Portfolio construction and risk control are utilized to ensure the characteristics of the Portfolio are within an acceptable band around the benchmark. Our most attractive ranking stocks may have individual overweights of up to

Top Ten Holdings

as of December 31, 2005
(as a percent of net assets)

BP PLC	2.0%

GlaxoSmithKline PLC	1.6%

Roche Holding AG	1.5%

Total SA	1.4%

HSBC Holdings PLC	1.3%

Toyota Motor Corp.	1.3%

Royal Dutch Shell PLC	1.2%

BNP Paribas	1.2%

Royal Dutch Shell PLC	1.2%

Nestle SA	1.2%

Portfolio holdings are subject to change daily.

100 basis points, while for risk control purposes the maximum allowable underweight per security is 50 basis points. Within this context, the Portfolio currently has a modest tilt towards lower valuation and smaller capitalization stocks. The Portfolio stocks on average generated an historic earnings growth slightly higher than the index, and carry a dividend yield similar to the index.

ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2005

	Since Inception		Since Inception
	of Class I		of Class S
	July 29, 2005		July 29, 2005

Class I	10.54%		—
Class S	—		10.34%
MSCI EAFE Index(1)	11.56	%(2)	11.56	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus International Equity Portfolio against the MSCI EAFE Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

(1)The MCSI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(2)Since inception performance of the Index is shown from August 1, 2005.

ING LIQUID ASSETS PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Liquid Assets Portfolio (the “Portfolio”) seeks high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by a team of investment professionals led by David S. Yealy, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The year 2005 was one in which the Federal Reserve Open Market Committee (“FOMC”) continued its “measured” pace of removing monetary accommodation by raising the Federal Funds Rate 0.25% at each of its eight FOMC meetings. The Federal Funds Rate ended the year at 4.25%, a full 2.00% higher than the previous year-end and 3.25% higher than when the FOMC started tightening in June, 2004. Rising short-term interest rates was the primary driver of investment performance for money market funds and investors. Another key event in 2005 for short-term investors was the nomination of Ben Bernanke in October to replace Alan Greenspan as chairman of the Federal Reserve (“Fed”) in January of 2006. Dr. Bernanke is an advocate of explicit inflation targeting and therefore the FOMC is not expected to diverge significantly from the current FOMC as far as inflation fighting is concerned.

Investment Types

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

The ING Liquid Assets Portfolio was well positioned to take advantage of the rising rate environment. The Portfolio’s primary strategy, which was in place throughout the year, of maintaining a high concentration in interest sensitive floating rate securities and focusing new purchases on very short-term maturities which typically matured prior to or just after the next Fed meeting added to the relative performance of the Portfolio. Within the floating rate security sector, we overweighted floaters that reset either weekly or monthly rather than quarterly, thereby capturing the rate increases sooner. The Portfolio had purchased a limited amount of longer-term maturity securities in mid-2004, which originally added to performance in 2004 but were a small drag on performance this year as the FOMC increased rates higher than was priced in at the time of purchase. Those securities matured in April and May and the proceeds were reinvested in better performing floating rate securities and very short-term securities.

Current Strategy and Outlook: Despite the change in the FOMC language in December, we continue to anticipate additional FOMC tightenings in 2006 in response to inflationary pressures due to tightening labor conditions and the effect of higher energy prices post Hurricane Katrina. Current inflation, as measured by the core Personal Consumption Expenditures, is at the high end of what we believe to be the FOMC’s comfort range and could rise further with the unemployment rate moving below 5.0%. In the near-term, we plan on maintaining our current strategy of focusing new purchases to the next FOMC meeting, maintaining a high exposure to floating rate securities, and making selective purchases in the three-month and under maturity sector where yield levels fully price in 25 basis point increases at each of the Fed meetings in between. We anticipate having to change our strategy to one focusing more on longer-term fixed rate securities at some point in 2006 as we reach the final stage of the FOMC tightening cycle.

Top Ten Holdings

as of December 31, 2005
(as a percent of net assets)

Washington Mutual Bank, 4.380%, due 05/31/06	5.2%

Master Funding LLC, 3.780%, due 01/13/06	4.1%
     Concord Minutemen Capital Co. LLC,

4.687%, due 01/11/07	3.2%
     U.S. Government Agency Obligations,

4.427%, due 06/14/06	2.9%

Money Market Trust Series A, 3.295%, due 07/10/06	2.8%

American Express Bank FSB, 4.430%, due 03/16/06	2.6%
     Banque Nationale de Paris/New York,

4.420%, due 06/21/06	2.5%

Three Pillars Funding Corp., 3.860%, due 01/09/06	2.3%

Verizon Global Funding Corp., 4.601%, due 01/12/07	2.3%

HSBC Finance Corp., 6.500%, due 01/24/06	2.3%

Portfolio holdings are subject to change daily.

ING LIQUID ASSETS PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Principal Risk Factor(s): An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Eagle Asset Capital Appreciation Portfolio (the “Portfolio”) seeks long-term capital appreciation. Dividend income is a secondary objective. The Portfolio is managed by a team of investment professionals led by Richard Skeppstrom, Managing Director, John Jordan II, Craig Dauer, and Robert Marshall, Portfolio Managers, Eagle Asset Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 0.30% compared to the Standard & Poor’s (“S&P”) 500 Composite Stock Price® (“S&P 500”) Index and the Russell 1000 Index, which returned 4.91% and 6.27%, respectively, for the same period.

Portfolio Specifics: Last year was a stop-and-go affair as the broad S&P 500 Index went through periods of weakness and strength, finally ending modestly higher. Following a broad decline during the first quarter with a slight recovery in the second quarter, the S&P posted a solid gain in the third quarter. A rise in crude-oil prices to new highs with related economic concerns over high energy costs interrupted that rally. A modest S&P gain occurred on the strength of a November rally that ended in December. Investors expressed uncertainty over the Federal Reserve’s future interest-rate policy; crude-oil prices at $61.04 a barrel, up 40% for the year; and a yield-curve inversion that has historically signaled a slowing economy or possible recession.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Diversified Financial Services	10.6%

Software	8.2%

Telecommunications	8.0%

Banks	7.3%

Media	7.2%

Healthcare – Products	6.7%

U.S. Government Agency Obligation	6.4%

Pharmaceuticals	6.2%

Retail	5.7%

Semiconductors	4.9%

Miscellaneous Manufacturing	4.4%

3.0% – 4.0% Industries(1)	16.9%

< 3.0% Industries(2)	11.5%

Other Assets and Liabilities, Net*	(4.0)%

Total	100.0%

*	Includes securities lending collateral.
(1)	Includes five industries, which each represents 3.0% – 4.0% of net assets.
(2)	Includes five industries, which each represents < 3.0% of net assets.

Portfolio holdings are subject to change daily.

In that environment, the Portfolio experienced a rare “perfect storm” of impediments that penalized its return relative to its benchmark. The Portfolio’s poor performance was attributable to four primary factors: (a) a lack of positioning in energy — the strongest S&P sector during the year; (b) an over weighting in consumer discretionary — the weakest S&P sector during the year; (c) a lack of positioning in utilities — the second strongest S&P sector during the year; and (d) underperformance in the overweighted technology sector — holdings Symantec and Dell in particular.

Our lack of energy exposure hurt because there was a spike in crude-oil demand growth while supply remained stable. Apparently, that has led to a new energy paradigm where demand growth will continue to outstrip supply growth for the foreseeable future. Our view is that there is no evidence the supply/demand balance will remain this tight. We believe the spike in crude-oil prices reflected a speculative bubble exacerbated by petroleum-facility damage caused by the Gulf Coast hurricanes.

Current Strategy and Outlook: We expect to see much slower earnings growth ahead as economic growth moderates and strongly believe attractively priced quality and stability will be rewarded. This strategy was clearly not rewarded last year. In fact, price-based momentum strategies — those that simply follow the trend up or down in stock prices — have worked better than they have at any time since 1999. Trading-oriented market participants, especially hedge funds, are aware of this and, in our view, are fueling the movement. We believe the run-up in energy stocks, and speculative names such as Google, are unmistakable evidence of momentum investors moving the market. Our style is often at odds with momentum, as it is currently, but we will remain patient and disciplined investors.

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Tyco International Ltd.	4.4%

Microsoft Corp.	4.2%

Viacom, Inc.	4.0%

Oracle Corp.	4.0%

Pfizer, Inc.	4.0%

Wachovia Corp.	4.0%

United Technologies Corp.	3.7%

SPDR Trust Series 1	3.5%

Citigroup, Inc.	3.5%

Guidant Corp.	3.4%

*	Excludes short-term investments related to securities lending collateral and U.S. government obligations.

Portfolio holdings are subject to change daily.

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception
				of Class S2
	1 Year	5 Year	10 Year	September 9, 2002

Class S	0.30%	2.73%	5.98%	—
Class S2	0.17%	—	—	10.67%
S&P 500 Index(1)	4.91%	0.54%	9.07%	11.72	%(3)
Russell 1000 Index(2)	6.27%	1.07%	9.28%	12.58	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Eagle Asset Capital Appreciation Portfolio against the S&P 500 Index and the Russell 1000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(3)Since inception performance of the index is shown from September 1, 2002.

ING EVERGREEN HEALTH SCIENCES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Evergreen Health Sciences Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Liu-Er Chen, CFA, Managing Director and Senior Portfolio Manager, Evergreen Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 10.41% compared to the Standard & Poor’s (“S&P”) 1500 Supercomposite Health Care Index and the S&P 500 Composite Stock Price® Index, which returned 7.49% and 4.91%, respectively, for the same period.

Portfolio Specifics: Stock selection in pharmaceuticals and in health care equipment and supplies greatly added to the Portfolio’s out performance of the benchmark over the past twelve months. Within pharmaceuticals, the emphasis has been on non-U.S. based pharmaceutical companies: a combination of large positions in drug companies not in the benchmark (Chugai, GlaxoSmithkline and Roche) and under weighted positions in large benchmark holdings (Abbott Labs, Johnson & Johnson, Merck and Pfizer) contributed positively to out performance. Within equipment and supplies, our under weights in several companies, including stent maker Boston Scientific and orthopedic implant manufacturer Zimmer Holdings, added to performance as those shares fell based on pricing and competitive concerns. Other holdings in the area out performed including Fresenius AG, Hospira and Kyphon, as all had positive announcements on acquisitions, strong business prospects or new products.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

There were also some notable successes in Biotech. Large cap Genentech announced in mid-April its cancer drug Avastin, currently used for colon cancer treatment, proved more effective than anticipated in breast cancer therapy and consequently revenue and earnings projections rose driving the stock price significantly higher over the remainder of the year. Smaller cap biotechnology companies also contributed strongly to performance including BioCryst and Abgenix. BioCryst was up over 250% in the second half of the year, moving up due to a more positive outlook for its oncology pipeline in addition to having filed an investigational new drug application for an injectible formulation of its avian flu formula with the FDA. Abgenix announced positive Phase III data on its drug for metastatic colorectal cancer at the beginning of November and was subsequently the target of a purchase offer from partner Amgen in mid-December, driving its shares 69% higher.

Other noteworthy contributions came from HealthNet, a smaller managed care company with strong fundamentals and upside surprises in earnings and revenue growth, and IDX Systems, a provider of healthcare information systems and services, which was bought by General Electric’s healthcare division at the end of September driving the price up nearly 23% on the day of the announcement.

In addition, there were two sector allocation decisions, an over weight in biotechnology and an under weight in pharmaceuticals, which also helped relative performance.

The largest detractors to performance over the past year came from weaker picks in biotechnology and our under weight in health care providers and services, which continued to post positive earnings surprises in the strong business environment,. Within the services area, we elected to not own shares in health maintenance organizations (“HMOs”) Aetna and United Healthcare, nor in pharmacy benefit manager Express Scripts. We owned similar stocks, which also did well, but relatively under performed these three benchmark heavyweights. Within biotechnology, Martek Biosciences, a maker of nutritional additives for baby formula and other food products, was one of the worst performers. Its stock tumbled at the end of April due to an inventory build in product and fell again late in the year on an announcement they would be later than expected getting into new geographic areas with new products. However, Martek is still held based on our longer term investment horizon and its attractive valuation at current levels. QLT, Inc.’s product for macular degeneration, Visudyne, looked to be facing potentially stiffer competition going forward and did not fare as well as hoped in a clinical trial. The stock dropped significantly during the year; however, we maintain positions due to our belief in the company’s profitable franchise and the stock’s attractive valuation. Wright Medical Group, a manufacturer of reconstructive joint devices and bio-orthopedic materials, pre-announced an earnings and revenue shortfall early in the fourth quarter. The stock was down over 25% and we added to positions based on valuation.

Top Ten Holdings

as of December 31, 2005
(as a percent of net assets)

WellPoint, Inc.	4.8%

Johnson & Johnson	4.0%

Abbott Laboratories	3.3%

Eli Lilly & Co.	3.0%

Novartis AG ADR	2.9%

Pfizer, Inc.	2.9%

Amgen, Inc.	2.8%

Schering-Plough Corp.	2.8%

GlaxoSmithKline PLC ADR	2.8%

Genentech, Inc.	2.6%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: As we’ve been posturing for some time, the biotech sector will likely continue to experience high levels of volatility in the medium-term. In the long run however, we believe the breakthroughs in genomics and rising profitability of blue chip biotech companies should continue to attract money into the group raising prices and valuations. The market continues to worry about patent expiration and lack of near-term breakthrough blockbusters at the blue chip pharmaceutical companies, but recent announcements of new management and cost-cutting efforts as well as attractive valuation and solid dividend streams make several of these names especially attractive. We continue to see strong evidence that there is an emerging investment opportunity in the hospital area as employment improves and valuations appear reasonable despite the group’s recent rebound. HMOs have been the star performers over the past year due to strong enrollment growth and positive cost trends leading to positive earnings surprises and upwards revaluation in the group’s multiple, however we believe earnings growth momentum is slowing for the group.

We are maintaining the current positioning of the Portfolio and continue to focus on intensive bottom-up research and quantitative screening to identify winners. Although we are monitoring the macro factors affecting each healthcare industry closely, we often derive better information from analyzing the evolving business dynamics of the major companies in each sector. Our investment process is disciplined in that it is our practice to invest in stocks trading at a significant discount to intrinsic value. We emphasize positive business momentum in the

ING EVERGREEN HEALTH SCIENCES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

medium- and long-term as well as the overall financial strength of the company including a strong balance sheet and growing free cash flow. We are currently overweight in medical products companies and some select mid- to large-cap biotech stocks.

We have just under 43% of the Portfolio invested in the pharmaceuticals industry with an emphasis on the larger cap, higher quality names. While the domestic pharmaceutical industry under performed the general market over the past two years owing to the decelerated earnings growth caused by patent expiration, lack of major new product launches and the Food and Drug Administration’s tighter stand on approval and manufacturing we believe the area remains attractive long-term based on attractive valuations and superior long-term growth potential especially in smaller companies and foreign firms.

Our position biotechnology has grown to 26%, as we believe compelling valuations and strong long-term fundamentals will prevail. In the medium-term, we expect that rising profitability will lead to price-earnings multiple expansion of the larger cap stocks. In the long-term, the critical work being done in the area of genomics should drive the strong growth of the industry and attract investment.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
		of Class S
	1 Year	May 3, 2004

Class S	10.41%	6.14%
S&P 1500 Supercomposite Healthcare Sector Index(1)	7.49%	4.59	%(3)
S&P 500 Index(2)	4.91%	9.44	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Evergreen Health Sciences Portfolio against the S&P 500 Index and the S&P 1500 Supercomposite Healthcare Sector Index. The indices are unmanaged and have no cash in its portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in the indices. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

(1)The S&P 1500 Supercomposite Healthcare Sector Index is an unmanaged capitalization-weighted index tracking the performance of healthcare stocks reported within the S&P 500, S&P Midcap 400 Index and S&P SmallCap 600 Index (which includes large, medium and small companies).

(2)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3)Since inception performance of the index is shown from May 1, 2004.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

ING EVERGREEN OMEGA PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Evergreen Omega Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Maureen E. Cullinane, CFA, Managing Director and Senior Portfolio Manager, Evergreen Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S provided a total return of 3.98% compared to the Russell 1000 Growth Index, which returned 5.26% for the same period.

Portfolio Specifics: The health care and energy sectors were the primary contributors to performance during the year. In health care, the medical device and health care service sectors were the leaders. Positive contributors to returns were Alcon (eye care), Medtronic and St. Jude Medical (cardiovascular devices), Aetna and United Health Group (HMO’s) and American Healthways (disease management). In the underweighted pharmaceutical sector, two specialty drug companies (Biogen Idec and Endo Pharmaceuticals) have contributed to recent performance and rank among the Portfolio’s top ten holdings.

A significantly greater than Index weight in energy and good stock selection among the natural gas, coal and energy service companies added to performance. As the commodity price of oil and gas softened in the final months of the year, the stocks of the exploration and production companies declined. During this period, the Portfolio’s energy holdings were rebalanced; shares of XTO Energy were reduced, while Devon Energy was eliminated. Proceeds were used to beef up the oil service sector with the addition of CalDive, ENSCO, Grant Prideco and National Oilwell Varco. The demand for drilling rigs is at record levels and bodes well for the profit outlook for the energy service sector.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Portfolio holdings are subject to change daily.

The consumer discretionary and consumer staples sectors were the primary detractors to performance during the year. Among the consumer discretionary stocks, the Portfolio’s retail stocks performed well, particularly Chico’s FAS and Coach. The gaming and internet-retail stocks, however, performed poorly for much of the year. Amazon.com and e-Bay were plagued by investor concerns about their respective business models and profit potential, as the companies continued to invest heavily in new product offerings and services at the expense of near-term margin improvement. The Portfolio’s holdings were reduced.

Poor stock selection across a wide range of consumer staples stocks detracted from performance. The shares of Spectrum Brands, Estee Lauder and McCormick were eliminated as the profit outlook appeared weak for each of these companies.

Current Strategy and Outlook: The Portfolio remains focused on its two primary themes — health care and technology. The health care sector continues to benefit from the demands of an aging population. The Portfolio has focused on medical devices and services and has avoided the pharmaceutical group. After several years of neglect by Wall Street, the valuation of the pharmaceutical sector looks attractive, but drug pipelines remain weak and the sector lacks a near-term catalyst. The Portfolio, however, will continue to monitor this group for a potential upgrade. The technology sector continues to benefit from the corporate need to improve productivity in order to remain competitive in the global marketplace. While the consumer discretionary sector should continue to benefit from reasonable economic growth, moderate inflation and historically low long-term rates, higher energy prices and the psychological effect of a less robust housing market, i.e. the “wealth effect”, should dampen the consumer’s enthusiasm to spend. The allocation to this sector has been reduced in favor of the energy sector, as the current imbalance of demand to supply should keep oil and gas prices higher than they have been over the past twenty years.

We remain optimistic about the equity market, but we are concerned about several factors that could keep the market in a narrow trading range. On the negative side, high energy prices, rising short-term rates, and more

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Biogen Idec, Inc.	2.7%

Chico’s FAS, Inc.	2.6%

St. Jude Medical, Inc.	2.6%

Qualcomm, Inc.	2.5%

Best Buy Co., Inc.	2.5%

Diamond Offshore Drilling	2.4%

Endo Pharmaceuticals Holdings, Inc.	2.3%

Microsoft Corp.	2.3%

Motorola, Inc.	2.2%

Teva Pharmaceutical Industries Ltd ADR	2.2%

*	Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

rational valuation of housing markets could dampen economic growth, particularly consumer spending. On the positive side, the redeployment of corporate cash to capital projects could give the economy a boost, and if energy prices stabilize without affecting core inflation, the Federal Reserve could adopt a more neutral stance towards interest rates. In that environment, we would anticipate that investors would focus on growth stocks (particularly larger-capitalized growth stocks) that are reasonably valued. We remain committed to those companies that have strong franchises, good management and an ability to sustain or increase earnings growth.

ING EVERGREEN OMEGA PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception		Since Inception		Since Inception
		of Class I		of Class S		of Class S2
	1 Year	May 2, 2005		May 3, 2004		May 3, 2004

Class I	—	13.68%		—		—
Class S	3.98%	—		5.94%		—
Class S2	3.80%	—		—		7.26%
Russell 1000 Growth Index(1)	5.26%	11.88	%(2)	7.22	%(3)	7.22	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Evergreen Omega Portfolio against the Russell 1000 Growth Index. The Russell 1000 Growth Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

(1)The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000 index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)Since inception performance of the Index is shown from May 1, 2005.

(3)Since inception performance of the Index is shown from May 1, 2004.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

ING JANUS CONTRARIAN PORTFOLIO
(FORMERLY, ING JANUS SPECIAL EQUITY PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

The ING Janus Contrarian Portfolio (formerly, ING Janus Special Equity Portfolio, the “Portfolio”) seeks capital appreciation. The Portfolio is managed by David C. Decker, Executive Vice President and Portfolio Manager, Janus Capital Management LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S provided a total return of 15.61% compared to the Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index, which returned 4.91% for the same period.

Portfolio Specifics: The Portfolio’s outperformance in the period can be attributed primarily to an overweight exposure to the energy sector, which is roughly double that of its benchmark index. There were also a number of picks from the industrials group that posted impressive gains. In contrast, the Portfolio’s overweight consumer discretionary position weighed on results, as consumer discretionary stocks in general were weak performers for the market. Finally, select utilities holdings fell short of our expectations and also held back the Portfolio’s relative results.

The Portfolio has performed quite well for the past few years, specifically beginning in March 2003, when investor enthusiasm reached a severe low. Opportunities to buy good companies at severely depressed valuations were prevalent, as investors, fresh off two terrible years in the market, were in no mood to embrace risk. As contrarians, we tried to take advantage of the environment and were rewarded with substantial gains in companies such as Apple Computer and E*TRADE. I think there is no question that the opportunities of the past few years are fewer today, particularly in the U.S. market. This is the primary reason for the increased proportion of non-U.S. securities in the Portfolio over the period, which stood at approximately 36% at the end of the period. This is not to say that opportunities do not exist in the U.S. market; it is simply to suggest that we are currently finding better opportunities abroad. When one views the investment universe as simply an exercise in risk analysis, geographic borders become less

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Portfolio holdings are subject to change daily.

relevant. In other words, because the associated country and political risks have already been factored into the investment decision, if I feel an investment opportunity in Japan offers a more compelling risk/reward than an opportunity in the U.S., it is not in the Portfolio’s best interest to ignore that opportunity simply because it will increase the foreign exposure. Nonetheless, risk is not priced as cheaply as it was, and I would not expect the Portfolio or the global markets to provide the same returns over the next three years as has been the case for the past three.

Apple Computer was up 123% during the period. We sold (admittedly early) a substantial percentage of the Portfolio’s investment in Apple during the period, as it is not really a contrarian investment anymore, and the valuation is not as compelling. This is not to suggest that I don’t think it will continue to increase in value from here, only that the risk/reward currently does not warrant it being a significant position in the Portfolio.

Another positive contributor to performance was Reliance Industries, an Indian conglomerate that was up nearly 69% during the period. Despite the strong performance, it remains one of the largest positions in the Portfolio. Not only do we believe it is undervalued on current cash flow, but it has important assets in telecommunications and natural gas that we do not believe are being properly valued.

Detractors Included Select Consumer Discretionary and Industrial Holdings

With respect to the previous 12-months, while the Portfolio’s overall performance relative to the S&P 500® Index was solid, a couple of decisions negatively affected the absolute performance of the Portfolio. I am always trying to minimize the downside from poor decisions, but in a few important cases, I failed to do so.

In contrarian investing, we are often trying to find the proverbial “good house in a bad neighborhood.” Valuation anomalies will often exist in this environment, but it is very important to make sure that the neighborhood itself is not deteriorating. When this occurs, even if we are right, we will still likely lose money.

Two investments that negatively affected the performance of the Portfolio fall into this category: Lear and Echostar. Lear has been a longtime holding and has been an important contributor to past performance. Last year, I sold much of the position after the stock had moved to what I believed was close to fair value and have since sold the rest of the position. As the conditions of the U.S. auto industry deteriorated over the past year, Lear’s fundamentals deteriorated much more rapidly than I had predicted. Despite the fact that I have strong confidence in the management, I chose to sell the entire position because I do not have enough confidence in the company’s ability to thrive in this extremely difficult environment. However, it is a company that I may very well revisit when I feel the valuation fully incorporates the worst.

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Ceridian Corp.	4.2%

Advanced Micro Devices, Inc.	4.1%

E*TRADE Financial Corp.	3.3%

Reliance Industries Ltd. GDR	2.9%

Reckitt Benckiser PLC	2.8%

Liberty Global, Inc.	2.8%

Kinder Morgan Management LLC	2.7%

Suncor Energy, Inc.	2.6%

St. Joe Co.	2.5%

Masco Corp.	2.4%
Portfolio holdings are subject to change daily.

Echostar was another poor performer over the past year. I have long admired management and the company’s highly cash flow positive business model. While the firm continues to execute, there is no question that media distribution is becoming intensely more competitive. I specifically avoided the cable industry due to concerns about declining incremental returns on capital — a decision that has proven correct. Unfortunately, I failed to recognize that, while not as severe, a similar dynamic is occurring in the satellite distribution of media. Subscriber acquisition costs and churn continue to drift up and the expected revenue increases are not following. I still believe the stock is attractively valued, however, I feel the risk/reward potential has diminished and have reduced our stake in the company. Unfortunately, my slow recognition of this dynamic damaged the performance of the Portfolio.

Other important negative contributors to the Portfolio during the period were Interpublic Group, Tyco and British Sky Broadcasting (BSkyB). I believe Interpublic Group is a turnaround that is unfortunately not turning around. In order for it to solve its cost structure problems, it needs to improve its revenue. Given the valuation, we maintained part of the position, though we chose to reduce the position substantially this year. Tyco has been an excellent investment for the Portfolio over the past three years, but in the previous 12-months, it has declined more

ING JANUS CONTRARIAN PORTFOLIO
(FORMERLY, ING JANUS SPECIAL EQUITY PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

than 18%. Although we trimmed some of our stake in the company prior to this decline, we remain confident that the new management team will be able to extract the considerable value we believe exists and therefore maintained our position. We also increased our position in BSkyB, a satellite distributor of media in the U.K. BSkyB is suffering from some of the same dynamics as Echostar, but we believe the competitive environment is less severe and the valuation is very attractive.

Current Strategy and Outlook: Despite the fact that I believe value is getting tougher to find, we were recently able to take advantage of the pullback in the global markets to add several new positions to the Portfolio. This confirms my view that our outstanding team of analysts and I can always identify 40 to 50 names globally that offer a compelling risk/reward, irrespective of the condition of the markets. I look forward to discussing these and other companies in more detail in future letters.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception		Since Inception
		of Class S		of Class S2
	1 Year	October 2, 2000		September 9, 2002

Class S	15.61%	4.78%		—
Class S2	15.39%	—		22.78%
S&P 500 Index(1)	4.91%	(1.03	%) (2)	11.72	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Janus Special Equity Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)Since inception performance of the index is shown from October 1, 2000.

(3)Since inception performance of the index is shown from September 1, 2002.

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING JPMorgan Small Cap Equity Portfolio (the “Portfolio”) seeks to provide long-term capital growth from a portfolio in small-cap stocks.*

The Portfolio is managed with two sleeves. The first sleeve is managed by Chris Blum and Dennis Ruhl, Portfolio Managers, JPMorgan Asset Management — the Sub-Adviser. Chris and Dennis have been managing the Portfolio since April 2002. The Portfolio for Sleeve Two is managed by Glenn Gawronski, Portfolio Manager, JPMorgan Asset Management — the Sub-Adviser. Glenn began managing the second sleeve in September 2005.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 3.69% compared to the Russell 2000 Index and the Standard & Poor’s (“S&P”) SmallCap 600 Index, which returned 4.55% and 7.68%, respectively, for the same period.

Portfolio Specifics (Sleeve One): The U.S. equity markets produced solid returns in 2005. Concerns that a slowdown in the housing sector would undercut consumer spending were more than offset by increased consumer confidence, largely due to falling gasoline prices in the third and fourth quarters.

Gross of fees, the Portfolio outperformed its benchmark as stock selection in the industrial cyclical and utilities sectors aided performance.

Among the top contributors were Dobson Communications Corp., an Oklahoma City-based provider of wireless communications services and GUESS? Inc., an apparel retailer. In June, Dobson’s shares increased after the company issued positive earnings guidance due to increased revenue per subscriber. In December, Dobson agreed to buy the Cellular One brand from Alltel Corp., a telecommunications company. GUESS? shares increased on record revenues from the company’s European business.

Despite the Portfolio’s relative outperformance, gross of fees, stock selection in the finance and pharmaceutical sectors hurt performance. At the security level, a top detractor was R&G Financial Corporation, a diversified financial services

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

company based in Puerto Rico. Shares declined in April due to the company’s news of a financial restatement for 2004. R&G’s shares also decreased in October, along with the other major Puerto Rico lenders, after Doral Financial Corp., the island’s largest residential mortgage lender, disclosed a formal SEC accounting probe, leading to investor fears of further accounting woes. Another major detractor was Cypress Biosciences, Inc., a biotechnology company. Shares declined sharply at the end of September after the company and its drug development partner, Forest Laboratories, announced that early data from Phase III clinical trial had shown the drug milnacipran was statistically ineffective in treating fibromyalgia, a condition that causes chronic muscle pain and stiffness. Despite the setback, Forest and Cypress stated their intention to pursue two additional Phase III clinical trials for the drug, but admitted their plan could change in the near future.

Current Strategy (Sleeve One): The portfolio managers strive to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, sectors in the Portfolio are weighted within +/-1% of those in the benchmark. We have found that minimizing sector bets is one of the most effective ways to reduce residual risk without also reducing the ability to add performance. Finally, to control stock-specific risk, individual stock weights in the Portfolio are limited to +/-1% of those in the Russell 2000 Value Index.

Portfolio Specifics (Sleeve Two): U.S. equity market activity in 2005 was dominated by the outlook for interest rates, as economic data was intensely scrutinized to anticipate a pause in rate hikes by the Federal Open Market Committee (“FOMC”). Although there were headwinds, particularly a slowdown in growth and rise in inflation following the hurricanes of late summer, the economy and continued strength in corporate profits generally supported equity gains in 2005.

The Portfolio outperformed its benchmark, the Russell 2000 Index, for the year1 mostly due to stock selection in the materials and energy sectors. Among the top contributors to performance was New York & Company Inc., a specialty retailer of women’s apparel. The company announced strong November total net and comparable store sales as well as earnings results that topped analyst forecasts. Sales increases were primarily attributed to the arrival of more seasonable weather. Another top contributor was General Cable Corp., a leading manufacturer of copper, aluminum and fiber optic cable, announced higher than expected earnings results due to increased revenues across major business segments.

While the Portfolio outperformed its benchmark, returns were negatively impacted by stock selection in the healthcare sector and an underweight to the information technology sector. Individual holdings Hudson Highland Group Inc. and Jarden Corp. were major detractors from performance. Hudson Highland Group, a specialty staffing company, announced that 2005 results would be lower than expected primarily due to hiring softness in New Zealand, Australia and North America. Although Jarden, a leading provider of branded consumer products, announced strong third-quarter results on sales of Coleman outdoor products, the company’s stock sold off as most of its forecasted cash flow for 2005 would not be realized until the fourth quarter.

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Commercial Metals Co.	0.9%

Mid-America Apartment Communities, Inc.	0.9%

Applied Industrial Technologies, Inc.	0.9%

Houston Exploration Co.	0.7%

Kilroy Realty Corp.	0.7%

Aaron Rents, Inc.	0.7%

Universal Forest Products, Inc.	0.7%

Lexington Corporate Properties Trust	0.7%

St. Mary Land & Exploration Co.	0.6%

Moog, Inc.	0.6%

*	Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

Current Strategy (Sleeve Two): We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued small-cap companies with leading competitive positions and strong management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. The research process is designed to identify companies that exhibit sustainable free cash flow, high barriers to entry and a proven management team.

Outlook: We will expect U.S. growth to decelerate in early 2006 as further Federal Reserve tightening and a slowing housing market eventually impact consumer spending, but we are not forecasting a recession. The yield curve may invert and companies may become slightly more cautious in their spending, but the U.S. economy has repeatedly shown that it is likely to weather the bumps along the way to a non-inflationary expansion. We expect another positive but choppy year for U.S. equities in 2006, with returns likely in the high single digits. Valuation factors remain strongly in favor of equities and a range of indicators suggests that stocks are generally inexpensive, both relative to their history and to other asset classes.

*	The manager seeks to achieve the strategy’s objective. There can be no guarantee it will be achieved.

[1]	Second sleeve inception date: September 2005

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception		Since Inception		Since Inception	Since Inception
		of Class ADV		of Class I		of Class S	of Class S2
	1 Year	August 12, 2004		May 6, 2004		May 1, 2002	September 9, 2002

Class ADV	3.37%	21.15%		—		—	—
Class I	4.00%	—		15.13%		—	—
Class S	3.69%	—		—		9.34%	—
Class S2	3.55%	—		—		—	16.91%
Russell 2000 Index(1)	4.55%	16.56	%(3)	13.05	%(4)	9.19%	19.19	%(5)
S&P SmallCap 600 Index (2)	7.68%	18.36	%(3)	16.29	%(4)	10.09%	19.39	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Small Cap Equity Portfolio against the Russell 2000 Index and the S&P SmallCap 600 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)The S&P SmallCap 600 Index is an capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalization.

(3)Since inception performance of the Index is shown from August 1, 2004.

(4)Since inception performance of the Index is shown from May 1, 2004.

(5)Since inception performance of the Index is shown from September 1, 2002.

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING JPMorgan Value Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Bradford L. Frishberg, Managing Director, and Alan Gutmann, Vice President, J.P. Morgan Investment Management, Inc. — the Sub-Adviser.

Performance: From April 29, 2005 (inception date of the Portfolio) through December 31, 2005, the Portfolio’s Class S shares provided a total return of 7.40% compared to the Russell 1000 Value Index, which returned 8.91% for the same period.

Portfolio Specifics: For the since inception period through December 31, 2005, stock selection in the technology sector was the largest detractor to performance. Our difficulty in technology was mainly attributable to a position in Lexmark, as the printing giant announced weaker-than-expected earnings. Increased pricing pressures in the printer market and weak demand for printing supplies resulted in the shortfall. In this industry, printers are sold at low prices and the sale of supplies generates high margins. Those attractive margins have led to increased competition, eroding Lexmark’s revenues more than expected, so we exited the position at year-end. RenaissanceRe, the reinsurer, also was a large detractor. Despite a difficult second half of 2005

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

for the company, we believe that it remains one of the most attractive Bermuda-based reinsurers on a risk adjusted basis, and should reap the benefits of firmer pricing going forward.

On the positive side, two financial firms, CIT Group and Lazard, were top contributors to performance in the period. CIT Group was the overall top performer as its share prices rallied in the second half of the year as the company completed a 5% share repurchase, announced earnings that beat street estimates, and showed strong credit quality and improving margins. Also helping Portfolio performance was our position in Lazard. The merger-and-acquisition (“M&A”) advisory firm’s stock advanced in the period on reporting high revenue growth due to increased M&A activity.

Current Strategy and Outlook: We continue to see market risks outweighing market opportunities. Consumer debt, housing, energy prices and inflation top our list of concerns, although an end to the Federal Reserve tightening campaign should be welcome news to investors.

The Portfolio continues to focus on stock selection. Our most significant sector weightings are a continued small underweight position in utilities and an overweight in media. Utilities have had a significant run but could run into some resistance from consumers

Top Ten Holdings

as of December 31, 2005
(as a percent of net assets)

Citigroup, Inc.	6.1%

Exxon Mobil Corp.	5.5%

Federal Home Loan Bank, 3.200%, due 01/03/06	2.9%

Verizon Communications, Inc.	2.7%

Bank of America Corp.	2.4%

Freddie Mac	2.4%

ChevronTexaco Corp.	2.1%

Pfizer, Inc.	2.0%

Tyco International Ltd.	2.0%

Morgan Stanley	2.0%

Portfolio holdings are subject to change daily.

and regulators as they attempt to push through rate hikes this winter. Our media overweight is bottom-up driven, although, from a macro-perspective, we like the economic exposure without the risks of commodity price fluctuations.

The Portfolio continues to have a slightly higher expected growth rate than the benchmark, with a lower P/ E ratio. The average market capitalization also continues to be slightly above the benchmark, reflecting attractive valuations in the larger names after several years of underperforming the smaller companies.

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2005

	Since Inception		Since Inception		Since Inception
	of Class I		of Class S		of Class S2
	May 4, 2005		April 29, 2005		May 4, 2005

Class I	5.80%		—		—
Class S	—		7.40%		—
Class S2	—		—		5.51%
Russell 1000 Value Index(1)	8.91	%(2)	8.91	%(2)	8.91	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Value Opportunities Portfolio against the Russell 1000 Value Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)Since inception performance of the Index is shown from May 1, 2005.

ING LEGG MASON VALUE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Legg Mason Value Portfolio (the “Portfolio”) seeks to long-term growth of capital. The Portfolio is managed by a team of investment professionals led by Mary Chris Gay, Senior Vice President and Portfolio Manager, Legg Mason Funds Management, Inc. — The Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 5.99% compared to the Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index, which returned 4.91% for the same period.

Portfolio Specifics: The muted performances of our Portfolio and the S&P 500 Index were due in large part to a combination of higher-than-expected energy costs and short-term interest rates, in our opinion, which offset solid corporate earnings growth and contained inflation. The 108-basis point outperformance of the Portfolio versus the benchmark S&P 500 Index was due to strong security selection, partially offset by unfavorable sector allocation.

From a sector allocation perspective, we were hurt most by our significantly overweight position in consumer discretionary, where our holdings lagged the worst performing sector in the benchmark index. We were also harmed by our absence from energy, which was the best performing sector in the benchmark

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

index. We were helped, however, by our overweight position in health care, where our holdings dramatically outperformed their sector benchmark, and our underweight position in industrials, where our holdings significantly underperformed both their sector benchmark and the overall index.

Four of the eight sectors in which we placed investments outperformed their sector benchmarks during the year. Most notably, we benefited from the strong performance of our health care and information technology investments. Our stock picks in the telecommunication sector also proved valuable. On the other hand, we were hurt by the underperformance of our holdings in the industrials and financials sectors.

Among our individual holdings, online search leader Google, Inc. was the largest contributor to performance with a 114% return during the year. Impressive gains from managed care providers United Health, Aetna and Health Net also boosted returns, as did strong performances from drug distributor McKesson, global utility AES Corp, telecom company Qwest, property/casualty insurer St. Paul Travelers and financial software vendor Intuit. On the other hand, weak showings from industrial conglomerate Tyco International, internet auctioneer eBay, imaging company Eastman Kodak and interactive game developer Electronic Arts detracted from performance.

Top Ten Holdings

as of December 31, 2005
(as a percent of net assets)

Sprint Corp. – FON Group	6.4%

UnitedHealth Group, Inc.	5.7%

Amazon.com, Inc.	5.6%

Tyco International Ltd.	5.3%

Google, Inc.	4.4%

AES Corp.	4.1%

JPMorgan Chase & Co.	3.8%

Aetna, Inc.	3.7%

eBay, Inc.	3.4%

Qwest Communications International, Inc.	3.2%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: For the last two years, U.S. stocks have appreciated less than their underlying growth rate in earnings. We expect that to change this year. In 2006, we believe that stocks will be up at least as much as their underlying earnings growth, and probably more. Depending upon whose estimates one uses, earnings growth for the S&P 500 Index in 2006 is forecasted to be between 7% and 13%. After adding dividends and possible multiple expansion, return expectations in the range of 12% to 15% appear entirely reasonable.

Due to the low turnover inherent in our investment philosophy, the Portfolio’s risk profile usually does not change from quarter to quarter. That said, across the broad market segments, equity valuations appear better than they have in several years, and, specifically, larger cap names with “growth” characteristics appear the most attractive, causing us to favor that area of the market. While we do not plan to make any dramatic changes to portfolio composition, we will adjust holdings as appropriate on the margin.

ING LEGG MASON VALUE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	April 11, 2005		May 6, 2004		October 2, 2000		September 9, 2002

Class ADV	—	—	11.11%		—		—		—
Class I	6.19%	—	—		12.73%		—		—
Class S	5.99%	1.52%	—		—		1.41%		—
Class S2	5.80%	—	—		—		—		11.79%
S&P 500 Index(1)	4.91%	0.54%	7.21	%(2)	9.44	%(3)	1.03	%(4)	11.72	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Legg Mason Value Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)Since inception performance of the Index is shown from April 1, 2005.

(3)Since inception performance of the Index is shown from May 1, 2004.

(4)Since inception performance of the Index is shown from October 1, 2000.

(5)Since inception performance of the Index is shown from September 1, 2002.

ING MARSICO GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Marsico Growth Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Thomas F. Marsico, Chairman, Chief Executive Officer and Portfolio Manager, Marsico Capital Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 8.89% compared to the Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index, which returned 4.91% for the same period.

Portfolio Specifics: Several factors emerged as positive contributors to the Portfolio’s performance. The most significant factor was stock selection in the health care sector. Biotechnology firm Genentech (70%) was one of the two largest holdings in the Portfolio throughout the year and proved to be the largest contributor to performance on an individual stock level. Other health care-related positions that benefited the Portfolio were UnitedHealth Group (41%), Medtronic (17%), Quest Diagnostics (9%), and PacifiCare Health Systems (36% prior to being sold in the period).

Another contributing factor on a sector level was stock selection in the information technology sector. Positions in

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

internet media company Google (87%) and Apple Computer (41%) were among the largest individual contributors in 2005. The Portfolio also benefited modestly by maintaining an underweighted investment posture in the software & services industry group, which was a relatively weak performer for the benchmark index.

Other positive factors included:

•	Specific holdings in the industrials sector (Caterpillar 21%, Burlington Northern Santa Fe Corp. 36%, and FedEx 5%);

•	An underweighted investment posture in media, which was a weak-performing industry group for the benchmark index that declined 13% in the year; and

•	Stock selection in the diversified financials industry (electronic trading platform Chicago Mercantile Exchange 62%, UBS 21%, and Lehman Brothers Holdings 30%).

There were also a few factors that negatively impacted the Portfolio’s annual performance. The energy sector (31% gain) was one of the best performing sectors of the market in the year, and the Portfolio had little exposure to these companies. By not participating in this area of investment, the Portfolio missed opportunities for further gains. The same comment is true in the insurance and semiconductor & semi equipment industries, both strong performers for the benchmark index. Stock selection in the consumer services industry also detracted from performance, including Royal Caribbean Cruise (-21% prior to being sold). Internet auction company eBay declined by 31% prior to being sold and was the most significant detractor to performance on an individual stock level.

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

UnitedHealth Group, Inc.	8.4%

Genentech, Inc.	7.5%

FedEx Corp.	4.2%

Lowe’s Cos., Inc.	4.1%

Apple Computer, Inc.	4.0%

Procter & Gamble Co.	3.8%

Caterpillar, Inc.	3.3%

SLM Corp.	3.1%

Lehman Brothers Holdings, Inc.	3.1%

General Electric Co.	3.0%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Current Strategy: The Portfolio’s sector allocations as of December 31, 2005, emphasized health care, consumer discretionary, financials, industrials, and information technology companies, with no exposure to the materials and utilities sectors.

ING MARSICO GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception	Since Inception		Since Inception		Since Inception
			of Class ADV	of Class I		of Class S		of Class S2
	1 Year	5 Year	August 1, 2003	May 2, 2003		August 14, 1998		September 9, 2002

Class ADV	8.50%	—	13.61%	—		—		—
Class I	9.13%	—	—	17.78%		—		—
Class S	8.89%	(4.39)%	—	—		3.31%		—
Class S2	8.71%	—	—	—		—		15.32%
S&P 500 Index(1)	4.91%	0.54%	12.04%	14.29	%(2)	3.03	%(3)	11.72	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico Growth Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)Since inception performance for the Index is shown from May 1, 2003.

(3)Since inception performance of the Index is shown from August 1, 1998.

(4)Since inception performance of the Index is shown from September 1, 2002.

ING MFS MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING MFS Mid Cap Growth Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by David E. Sette-Ducati, Senior Vice President, and Eric B. Fischman, Portfolio Managers, Massachusetts Financial Services Company (“MFS”) — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 3.10% compared to the Russell MidCap Growth Index, which returned 12.10% for the same period.

Portfolio Specifics: Security selection in the retailing, technology, and leisure sectors was the primary detractor from the Portfolio’s relative performance over the period. Several individual securities in the technology sector significantly hurt results including network security software company Symantec, which is not a benchmark constituent, business software company Mercury Interactive*, and semiconductor manufacturers PMC-Sierra and Xilinx.

In the leisure sector, radio broadcasting firm Citadel Broadcasting, media company Gemstar-TV Guide*, and cruise line operator Royal Caribbean Cruises*, which is not a benchmark constituent, held back results relative to the benchmark.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Although security selection in retailing dampened relative returns, no individual stock within this sector was among the Portfolio’s top detractors.

Other stocks that hurt performance included for-profit education company Apollo Group, which is not an index constituent, dermatological treatment company Medicis Pharmaceutical, and biotech (pharmaceutical) firm ImClone Systems.

Stock selection in the financial services sector boosted relative performance as our holdings in investment management firm Legg Mason significantly outperformed the benchmark over the period.

Results were aided by our overweighted position in the strong-performing utilities and communications sector. Within this sector, broadcast and communication tower management firm American Tower was a top contributor.

Although the technology and health care sectors detracted from overall relative performance, several individual holdings in these sectors were among the strongest contributors to returns. In technology, networking chip maker Marvell Technology Group, which is not a benchmark constituent, and flash memory storage products maker Sandisk bolstered results. Our positioning in multimedia and publishing software company Adobe Systems, which is not a benchmark constituent, also contributed as we added the stock to the Portfolio prior to a run up in share price.

In health care, our holdings in biotech firm Gilead Sciences and medical device company Thoratec, neither of which are benchmark constituents, and non-urban hospital operator Community Health Systems* were among the Portfolio’s top contributors.

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

American Tower Corp.	3.2%

Juniper Networks, Inc.	2.4%

Xilinx, Inc.	2.1%

Amdocs Ltd.	2.1%

Analog Devices, Inc.	2.1%

Medicis Pharmaceutical	2.0%

Smith International, Inc.	1.8%

Corporate Executive Board Co.	1.8%

Petsmart, Inc.	1.8%

Sandisk Corp.	1.7%

*	Excludes short-term investments related to securities lending collateral and commercial paper.

Portfolio holdings are subject to change daily.

ING MFS MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Other individual holdings which benefited Portfolio performance included drilling rig operator GlobalSantaFe, which is not a benchmark constituent, and multimedia image provider Getty Images.

*	Security was not held in the portfolio at period-end.

ING MFS MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception		Since Inception
			of Class I		of Class S		of Class S2
	1 Year	5 Year	May 2, 2003		August 14, 1998		September 9, 2002

Class I	3.34%	—	17.81%		—		—
Class S	3.10%	(8.38)%	—		5.17%		—
Class S2	2.93%	—	—		—		15.70%
Russell MidCap Growth Index(1)	12.10%	1.38%	22.82	%(2)	6.31	%(3)	20.39	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Mid Cap Growth Portfolio against the Russell MidCap Growth Index. The Index is unmanaged and does not have cash in its respective portfolio, imposes no sales charges and does not incur any operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance table graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell MidCap Growth Index consists of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(2)Since inception performance for the Index is shown from May 1, 2003.

(3)Since inception performance of the Index is shown from August 1, 1998.

(4)Since inception performance of the Index is shown from September 1, 2002.

ING MFS UTILITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The MFS Utilities Portfolio (the “Portfolio”) seeks growth of capital and current income. The Portfolio is managed by a team of investment professional led by Maura A. Shaughnessy, Senior Vice President and Robert D. Persons, CFA, Vice President, Portfolio Managers, Massachusetts Financial Services Company (“MFS”) — the Sub-Adviser.

Performance: From April 29, 2005 (inception date of the Portfolio) through December 31, 2005, the Portfolio’s Class I shares provided a total return of 15.35% compared to the Standard & Poor’s 500 Utilities Index, which returned 7.47% for the same period.

Portfolio Specifics: Strong stock selection in the electric power industry contributed to the Portfolio’s relative returns for the period. Within this industry, wholesale power generator NRG Energy and Brazilian electricity provider CPFL Energia, neither of which are benchmark constituents, were among the Portfolio’s top contributors. Not owning poor-performing power and natural gas distributor Duke Energy for most of the reporting period supported relative results. Also, avoiding poor-performing independent power producer Calpine aided relative performance as its stock price fell significantly during the reporting period.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Our positions in the oil service industry, which is not represented in the index, also bolstered results. Oilfield services provider Halliburton and drilling rig operator GlobalSantaFe contributed positively to the Portfolio’s relative performance over the period.

Elsewhere, Latin American wireless communications company American Movil, Mexican television broadcaster Grupo Televisa, Brazilian oil and gas exploration and production company Petroleo Brasileiro, and natural gas pipelines operator Williams Cos., none of which are benchmark constituents, further enhanced Portfolio’s relative returns.

Holdings in the telephone services industry hurt relative results. Several stocks within this industry, which is not represented in the index, were among the Portfolio’s greatest individual detractors. These included Telecom Corp. of New Zealand and France Telecom.

Although the electric power industry contributed to relative performance, our underweighted positions in several strong-performing benchmark constituents detracted from results. These included TXU, FirstEnergy, Public Service Enterprise Group*, and Allegheny Energy*. Our holdings in wireless communications provider Vodafone, which is not a benchmark constituent, also held back relative returns.

Top Ten Holdings

as of December 31, 2005
(as a percent of net assets)

NRG Energy, Inc.	5.2%

TXU Corp.	4.4%

AES Corp.	4.4%

Exelon Corp.	3.1%

Constellation Energy Group, Inc.	2.9%

Sprint Corp. – FON Group	2.7%

PPL Corp.	2.5%

First Energy Corp.	2.4%

FPL Group, Inc.	2.2%

Williams Cos., Inc.	2.1%

Portfolio holdings are subject to change daily.

Although the broadcast and cable TV industry, which is not represented in the benchmark, yielded positive relative returns, two stocks in the industry were among the Portfolio’s top relative detractors. These included cable services provider Comcast and media giant Viacom.

During the reporting period, our currency exposure was a significant detractor from the Portfolio’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity, and as such, it is common for our portfolios to have different currency exposure than the benchmark.

The Portfolio’s cash position was also a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

*	Security was not held in the portfolio at period-end.

ING MFS UTILITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2005

	Since Inception		Since Inception
	of Class I		of Class S
	April 29, 2005		May 2, 2005

Class I	15.35%		—
Class S	—		14.25%
S&P 500 Utilities Index(1)	7.47	%(2)	7.47	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Utilities Portfolio against the S&P 500 Utilities Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Standard & Poor’s (“S&P”) 500 Utilities Index measures the performance of the Utilities sector.

(2)Since inception performance for the Index is shown from May 1, 2005.

ING OPPENHEIMER MAIN STREET PORTFOLIO®
PORTFOLIO MANAGERS’ REPORT

The ING Oppenheimer Main Street Portfolio (the “Portfolio”) seeks long-term growth of capital and future income. The Portfolio is managed by Nikolaos D. Monoyios, CFA and Senior Vice President, and Marc Reinganum, Vice President, OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 5.73% compared to the Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index, which returned 4.91% for the same period.

Portfolio Specifics: For the 12-month period ended December 31, 2005, the Portfolio provided an average annual total return that was higher than that of its benchmark, the S&P 500 Index. We attribute the Portfolio’s strong relative performance to the success of our security selection process, which more than offset weakness among mega-cap stocks in 2005.

However, the Portfolio’s absolute returns were limited by relatively lackluster conditions in the U.S. stock market during 2005. Although corporate earnings continued to grow in a steadily expanding economy, investors became concerned early in the reporting period that stronger-than-expected economic growth might cause the Fed to raise short-term interest rates more than many investors previously expected, potentially eroding profit margins. In addition, investors worried during the spring and summer that soaring energy prices might adversely

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Portfolio holdings are subject to change daily.

affect corporate earnings. Finally, the disruptions caused by Hurricanes Katrina, Rita and Wilma gave investors cause for concern in the fall.

The Portfolio’s overweighted position and security selection strategy in the energy sector proved to be particularly rewarding. In addition to identifying winners among U.S.-based energy companies, the Portfolio received strong contributions from several Canadian energy firms. The Portfolio’s relative performance also benefited from its relatively light exposure to consumer discretionary companies, which provided relatively disappointing results.

On the other hand, the Portfolio’s slightly overweighted exposure to information technology stocks detracted modestly from performance, due primarily to poor returns from some of the sector’s larger companies. The Portfolio’s holdings of very large telecommunications companies also held back returns.

Finally, the Portfolio benefited during 2005 from our efforts to achieve a better balance across capitalization ranges. Early in the year, we reduced the Portfolio’s emphasis on mega-cap stocks in favor of large-cap stocks, which helped it avoid the full brunt of relative weakness among the market’s largest companies.

Current Strategy and Outlook: During the second half of 2005 we began to see some significant changes in the ratings assigned by our statistical models to individual stocks. We attribute the shifts to seasonal factors, in which more growth-oriented, economically sensitive stocks historically have tended to fare better than value-oriented shares during the fourth and first quarters of

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Exxon Mobil Corp.	3.4%

General Electric Co.	3.0%

Citigroup, Inc.	2.3%

Microsoft Corp.	2.1%

Intel Corp.	1.9%

Pfizer, Inc.	1.8%

Bank of America Corp.	1.7%

Johnson & Johnson	1.7%

Procter & Gamble Co.	1.5%

ChevronTexaco Corp.	1.4%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligations.

Portfolio holdings are subject to change daily.

the year. As a result, information technology companies replaced financial and energy stocks as the Portfolio’s most overweighted market sector. Nonetheless, the Portfolio is still overweighted in energy and it is now overweighted in healthcare. All other sectors are underweighted relative to the S&P 500 Index, including the financial sector which was the most overweighted sector in mid-2005.

Although we do not make investment decisions based on a macroeconomic outlook, we are encouraged by signs that larger-cap stocks may finally be returning to favor. Regardless of the market’s direction in 2006, we intend to continue to employ our quantitative models when constructing a broadly diversified, fully invested stock Portfolio.

ING OPPENHEIMER MAIN STREET PORTFOLIO®
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception		Since Inception
			of Class I		of Class S		of Class S2
	1 Year	5 Year	May 2, 2003		August 14, 1998		September 9, 2002

Class I	6.02%	—	14.55%		—		—
Class S	5.73%	(2.58)%	—		2.40%		—
Class S2	5.57%	—	—		—		12.06%
S&P 500 Index(1)	4.91%	0.54%	14.29	%(2)	3.03	%(3)	11.72	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Main Street Portfolio® against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)Since inception performance for the Index is shown from May 1, 2003.

(3)Since inception performance of the Index is shown from August 1, 1998.

(4)Since inception performance of the Index is shown from September 1, 2002.

ING PIONEER FUND PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Pioneer Fund Portfolio seeks reasonable income and capital growth. The Portfolio is managed by John Carey and Walter Hunnewell. Pioneer Investment Management, Inc. is the Sub-Adviser.

Performance: For the year ending December 31, 2005, the Portfolio’s net performance provided a since inception total return of 9.74%, compared to the S&P 500 Index, which returned 9.28% for the same period.

Portfolio Specifics: Investors responded to the high prices for oil and natural gas early in the year by piling into everything related to energy, including utilities. We noted, though, that changes were occurring beneath the surface and that other sectors appeared to be emerging as better values. That came to pass particularly in the fourth quarter, when energy and utilities were the two worst performing sectors of the S & P 500, both showing declines versus an index rising overall. Being somewhat underweight in those two sectors was helpful to the Fund performance in the fourth quarter, as was our being overweight in the still strongly performing materials sector. Otherwise our good stock selection in both health care and industrials contributed positively. For the second six months of 2005, our investments in those same three sectors, materials, health care, and industrials, also provided the positive difference in our performance. Especially big contributors among individual stocks over the period were Rio Tinto in mining, Barr Pharmaceuticals

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Portfolio holdings are subject to change daily.

in health care, and Norfolk Southern and Burlington Northern Santa Fe in industrials. Under-weight positions (vs. the benchmark S&P 500) in Pfizer and Cisco Systems were similarly important contributors to relative performance and avoiding Wal-Mart Stores, eBay, and Fannie Mae.

Our weakest second half performance was in consumer staples, where our holdings in Hershey and Sysco both declined. Within the energy sector, our de-emphasis of the energy equipment-and-services industry detracted, as that industry had superior returns to those of its sector.

With regard again to the investing environment in general in the second half, there were shifts underway as investors diversified their portfolios. High growth situations seemed especially to attract investors, as exemplified by the stunning upward move in the share price of Google, a stock we have not owned, from what we thought were already quite elevated levels in terms of price to earnings and sales. However, the persistently high energy and other commodity prices, as well as projections for increased capital spending in capacity-constrained industries, continued to provide firm support for the so-called “old economy.” So it has been something of a bifurcated market and one in which one treads with care. It does seem, though, that an underlying “theme” to investor behavior has been a powerful attraction to potential for above-average earnings growth, whether from high tech or low tech. We take that as our cue to maintain our focus on companies with compelling fundamentals regardless of industry or sector.

Top Ten Holdings

as of December 31, 2005
(as a percent of net assets)

Rio Tinto PLC	2.4%

Norfolk Southern Corp.	2.3%

McGraw-Hill Cos, Inc.	2.3%

ChevronTexaco Corp.	2.3%

Target Corp.	2.2%

T. Rowe Price Group, Inc.	2.0%

Johnson & Johnson	1.8%

Walgreen Co.	1.7%

United Technologies Corp.	1.6%

Chubb Corp.	1.5%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Our outlook for 2006 is cautious. We do think that the moderate expectations for economic growth can be met, and we also look for higher earnings and dividends. The broad consensus estimate of roughly 3.5% real GDP growth looks reasonable to us, and we likewise think that 6-8% earnings growth for the S&P 500 is doable. However, there are powerful headwinds in the form of higher short-term interest rates, stubbornly high oil and natural gas prices, and a slowing housing market. And, as was certainly impressed on us in 2005, the weather and other natural disasters can throw quite a wrench in the works. The result of all those crosscurrents could be a more volatile market than we’ve seen in a while. We believe that another result might be defensive positioning by investors. Our emphasis in this environment will be on stocks with good earnings and dividend support. If it is a softer economy that lies ahead, the companies less vulnerable to large earnings declines may prove better bets.

ING PIONEER FUND PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2005

	Since Inception		Since Inception
	of Class I		of Class S
	April 29, 2005		May 3, 2005

Class I	10.25%		—
Class S	—		8.99%
S&P 500 Index(1)	9.29	%(2)	9.29	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Fund Portfolio against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.

(2)Since inception performance for the Index is shown from May 1, 2005.

ING PIONEER MID CAP VALUE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Pioneer Mid Cap Value Portfolio seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. The Portfolio is managed by Rod Wright and Sean Gavin. Pioneer Investment Management, Inc. is the Sub-Adviser.

Performance: For the year ending December 31, 2005, the Portfolio’s net performance provided a since inception total return of 9.89%, compared to the Russell Mid Cap Value Index, which returned 14.81% for the same period.

Portfolio Specifics: The economy and corporate profits surged in the final months of the year after a slow first half. But investors in the end showed their hesitancy about the underlying strength of the economy, choosing to take profits rather than wait for stocks to head higher. Mid caps dominated returns among the major stock capitalization ranges for the year and value stocks bested the returns of growth in each of the Russell large-, mid-, and small-cap style indexes.

Stock selection in Utilities, aided by a sizeable underweight in the underperforming sector, as well as stock selection in Information Technology and a sector overweight, benefited relative returns the most. In the Utilities sector, our avoidance of multi-utilities,

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Portfolio holdings are subject to change daily.

which underperformed as a group, and our focus on independent power producers with diverse operations, helped returns. NRG Energy, for example, which owns and operates a diverse portfolio of power-generating facilities, was a notably strong performer, helped in part to an acquisition of Texas-based Genco, which improved its cash flow and earnings prospects. In the Technology sector, data storage company Imation, up 46%, and Scientific-Atlanta, an acquisition target that delivered a premium, were especially strong contributors.

Stock selection in the Consumer Discretionary sector detracted most from relative performance. Video rental franchise Blockbuster fell on slumping summer box office receipts which lowered same store comps in sales and video rentals. Holdings in advertising and marketing company Interpublic Group and Foot Locker also fell in value during the period. In Health Care, Tenet Healthcare, whose hospitals were hurt by Hurricane Katrina, and Boston Scientific accounted for more than half of sector underperformance. In the Energy sector, we did not own Valero Energy, a large constituent that was up over 140% in the year.

At the period’s end, our largest sector overweights relative to the Russell Midcap Value Index were Health Care (10.2% vs. 4.9%), Industrials (10% vs. 7.1%), and Energy (6.8% vs. 4.6%). Our largest underweights were Financials (23.8% vs. 31.3%) and Utilities (7.8% vs. 13.9%).

Current Strategy and Outlook: Within the consumer discretionary sector, media remains our biggest overweight industry, where we

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Foot Locker, Inc.	2.1%

Symbol Technologies, Inc.	2.0%

Federated Investors, Inc.	2.0%

WW Grainger, Inc.	2.0%

Republic Services, Inc.	2.0%

Safeway, Inc.	1.9%

Mellon Financial Corp.	1.9%

PMI Group, Inc.	1.8%

Xerox Corp.	1.8%

Air Products & Chemicals, Inc.	1.8%

Portfolio holdings are subject to change daily.

still see plenty of individual stock ideas within the industry and valuations appear depressed while ad rates, especially in broadcasting, continue to be strong.

We continue to look at the Portfolio in light of our primary focus, which is the selection of individual stocks based on their merit and valuation. Individual stock picks ultimately determine sector weightings. From a macro perspective, rising oil prices and interest rates in our view are a pre-cursor to economic slowdown. As such, the Portfolio is being positioned slightly more defensively. However, we expect to see heightened merger and acquisition activity, a plus for the kinds of stocks we look to own — quality companies with characteristics that we believe are undervalued — that may be attractive takeover targets.

ING PIONEER MID CAP VALUE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2005

	Since Inception		Since Inception
	of Class I		of Class S
	May 2, 2005		April 29, 2005

Class I	9.43%		—
Class S	—		9.89%
Russell MidCap Value Index(1)	14.81	%(2)	14.81	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Mid Cap Value Portfolio against the Russell MidCap Value Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(2)Since inception performance for the Index is shown from May 1, 2005.

ING STOCK INDEX PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Stock Index Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Hugh Whelan, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 4.59% compared to the Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index, which returned 4.91% for the same period.

Portfolio Specifics: The Portfolio is fully invested at the benchmark weightings for the S&P 500 and by design should be expected to track the returns of the Index.

After a difficult first quarter, equity markets settled down and managed to turn in a respectable return for 2005. Energy stocks led the market as oil prices skyrocketed on rising global demand, continued supply concerns (fueled in part by unrest in the Middle East) and the twin hurricanes that pounded the oil-rich Gulf of Mexico. Consumer discretionary stocks suffered largely on fears that inflation and rising rates would dampen consumer spending, although the auto stocks collapsed as high costs and falling market-share hurt shares. While 2005 may be viewed as a lackluster year, there were many other winning industries in

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Portfolio holdings are subject to change daily.

addition to those in the energy sector, including utilities, health insurance, rails, biotech and metals and mining.

Current Strategy and Outlook: Momentum in the U.S. economy remains strong going into 2006. Real Gross Domestic Product growth is likely to decelerate during the year, however, as increases in net exports and capital spending does not offset fully a slowdown in residential investment. On the inflation front, falling gasoline prices have led to lower headline inflation rates, and are likely to take some pressure off of core Consumer Price Index inflation. The risk that core inflation rises as the expansion puts more pressure on resources, however, still exists. Given this scenario, we believe the Federal Open Market Committee will continue raising rates in early 2006. Whether it stops tightening will depend mainly on its assessment of inflation risk. A sustained expansion and benign wage and price inflation — the most likely scenario for 2006 in our view — should provide a good climate for equity market performance.

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

General Electric Co.	3.1%

Exxon Mobil Corp.	2.9%

Citigroup, Inc.	2.1%

Microsoft Corp.	2.0%

Procter & Gamble Co.	1.6%

Bank of America Corp.	1.6%

Johnson & Johnson	1.5%

American International Group, Inc.	1.5%

Pfizer, Inc.	1.4%

Altria Group, Inc.	1.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING STOCK INDEX PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
		of Class I
	1 Year	May 3, 2004

Class I	4.59%	9.10%
S&P 500 Index(1)	4.91%	9.44	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Stock Index Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)Since inception performance of the Index is shown from May 1, 2004.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING MFS Total Return Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class ADV	$1,000.00	$1,019.30	1.24%	$6.31
Class I	1,000.00	1,022.70	0.64	3.26
Class S	1,000.00	1,020.80	0.89	4.53
Class S2	1,000.00	1,019.80	1.04	5.29
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING Limited Maturity Bond	Value	Value	Expense	Months Ended
Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,008.00	0.29%	$1.47
Class S	1,000.00	1,007.30	0.54	2.73
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,023.74	0.29%	$1.48
Class S	1,000.00	1,022.48	0.54	2.75

ING PIMCO Core Bond Portfolio
Actual Fund Return
Class S	$1,000.00	$998.10	0.84%	$4.23
Class S2	1,000.00	997.20	0.99	4.98
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,020.97	0.84%	$4.28
Class S2	1,000.00	1,020.21	0.99	5.04

ING PIMCO High Yield Portfolio
Actual Fund Return
Class I	$1,000.00	$1,024.20	0.50%	$2.55
Class S	1,000.00	1,024.10	0.75	3.83
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.68	0.50%	$2.55
Class S	1,000.00	1,021.42	0.75	3.82

ING International Portfolio
Actual Fund Return
Class S	$1,000.00	$1,148.60	1.26%	$6.82
Class S2	1,000.00	1,146.60	1.41	7.63
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,018.85	1.26%	$6.41
Class S2	1,000.00	1,018.10	1.41	7.17

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING JPMorgan Emerging Markets	Value	Value	Expense	Months Ended
Equity Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class I(a)	$1,000.00	$1,027.30	1.25%	$1.01
Class S	1,000.00	1,270.00	1.50	8.58
Class S2	1,000.00	1,269.10	1.65	9.44
Hypothetical (5% return before expenses)
Class I(a)	$1,000.00	$1,018.90	1.25%	$6.36
Class S	1,000.00	1,017.64	1.50	7.63
Class S2	1,000.00	1,016.89	1.65	8.39

ING Julius Baer Foreign Portfolio
Actual Fund Return
Class I	$1,000.00	$1,159.80	0.92%	$5.01
Class S	1,000.00	1,159.20	1.17	6.37
Class S2	1,000.00	1,157.90	1.32	7.18
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.57	0.92%	$4.69
Class S	1,000.00	1,019.31	1.17	5.96
Class S2	1,000.00	1,018.55	1.32	6.72

ING Marsico International Opportunities Portfolio
Actual Fund Return
Class I	$1,000.00	$1,228.00	0.68%	$3.82
Class S	1,000.00	1,226.50	0.93	5.22
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.63	0.68%	$3.62
Class S	1,000.00	1,020.52	0.93	4.74

ING VP Index Plus International Equity Portfolio(b)
Actual Fund Return
Class I	$1,000.00	$1,105.40	0.55%	$2.47
Class S	1,000.00	1,103.40	0.80	3.60
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.43	0.55%	$2.80
Class S	1,000.00	1,021.17	0.80	4.08

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING JPMorgan Emerging Markets Equity Portfolio, which reflects the 29-day period ended December 31, 2005 due to its Class I inception date of December 2, 2005 and ING VP Index Plus International Equity Portfolio, which reflects the 156-day period ended December 31, 2005 due to its classes inception date of July 29, 2005.)

(a) Commencement of operations for Class I December 2, 2005

(b) Commencement of operations for all classes July 29, 2005

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Liquid Assets Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,017.80	0.29%	$1.47
Class S	1,000.00	1,016.50	0.54	2.74
Class S2	1,000.00	1,015.70	0.69	3.51
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,023.74	0.29%	$1.48
Class S	1,000.00	1,022.48	0.54	2.75
Class S2	1,000.00	1,021.73	0.69	3.52

ING Eagle Assets Capital Appreciation Portfolio
Actual Fund Return
Class S	$1,000.00	$1,018.10	0.90%	$4.58
Class S2	1,000.00	1,017.40	1.06	5.39
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,020.67	0.90%	$4.58
Class S2	1,000.00	1,019.86	1.06	5.40

ING Evergreen Health Sciences Portfolio
Actual Fund Return
Class S	$1,000.00	$1,091.00	1.01%	$5.32
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,020.11	1.01%	$5.14

ING Evergreen Omega Portfolio
Actual Fund Return
Class I	$1,000.00	$1,076.70	0.60%	$3.14
Class S	1,000.00	1,075.60	0.85	4.45
Class S2	1,000.00	1,074.70	1.00	5.23
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.18	0.60%	$3.06
Class S	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,020.16	1.00	5.09

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Janus Contrarian Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class S	$1,000.00	$1,151.90	1.05%	$5.70
Class S2	1,000.00	1,150.80	1.20	6.51
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.91	1.05%	$5.35
Class S2	1,000.00	1,019.16	1.20	6.11

ING JPMorgan Small Cap Equity Portfolio
Actual Fund Return
Class ADV	$1,000.00	$1,040.80	1.49%	$7.66
Class I	1,000.00	1,044.60	0.88	4.54
Class S	1,000.00	1,042.30	1.13	5.82
Class S2	1,000.00	1,041.70	1.29	6.64
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.74	1.49%	$7.58
Class I	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	1,018.75	1.29	6.56

ING JPMorgan Value Opportunities Portfolio
Actual Fund Return
Class I	$1,000.00	$1,038.60	0.53%	$2.72
Class S	1,000.00	1,033.70	0.78	4.00
Class S2	1,000.00	1,035.70	0.93	4.77
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.53	0.53%	$2.70
Class S	1,000.00	1,021.27	0.78	3.97
Class S2	1,000.00	1,020.52	0.93	4.74

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Legg Mason Value Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class ADV	$1,000.00	$1,080.60	1.39%	$7.29
Class I	1,000.00	1,083.50	0.79	4.15
Class S	1,000.00	1,082.60	1.04	5.46
Class S2	1,000.00	1,081.80	1.19	6.24
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.20	1.39%	$7.07
Class I	1,000.00	1,021.22	0.79	4.02
Class S	1,000.00	1,019.96	1.04	5.30
Class S2	1,000.00	1,019.21	1.19	6.06

ING Marsico Growth Portfolio
Actual Fund Return
Class ADV	$1,000.00	$1,077.60	1.36%	$7.12
Class I	1,000.00	1,080.90	0.76	3.99
Class S	1,000.00	1,079.20	1.01	5.29
Class S2	1,000.00	1,078.90	1.16	6.08
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	1,020.11	1.01	5.14
Class S2	1,000.00	1,019.36	1.16	5.90

ING MFS Mid Cap Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$1,077.70	0.63%	$3.30
Class S	1,000.00	1,076.40	0.88	4.61
Class S2	1,000.00	1,075.70	1.03	5.39
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.03	0.63%	$3.21
Class S	1,000.00	1,020.77	0.88	4.48
Class S2	1,000.00	1,020.01	1.03	5.24

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING MFS Utilities Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,077.00	0.80%	$4.19
Class S	1,000.00	1,075.20	1.05	5.49
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.17	0.80%	$4.08
Class S	1,000.00	1,019.91	1.05	5.35

ING Oppenheimer Main Street Portfolio®
Actual Fund Return
Class I	$1,000.00	$1,065.30	0.64%	$2.57
Class S	1,000.00	1,063.70	0.89	0.81
Class S2	1,000.00	1,062.70	1.04	0.94
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.98	0.64%	$2.52
Class S	1,000.00	1,020.72	0.89	0.79
Class S2	1,000.00	1,019.96	1.04	0.92

ING Pioneer Fund Portfolio
Actual Fund Return
Class I	$1,000.00	$1,069.50	0.71%	$3.70
Class S	1,000.00	1,068.90	0.95	4.95
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.63	0.71%	$3.62
Class S	1,000.00	1,020.42	0.95	4.84

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING Pioneer Mid Cap Value	Value	Value	Expense	Months Ended
Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,034.70	0.64%	$3.28
Class S	1,000.00	1,033.80	0.91	4.66
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.98	0.64%	$3.26
Class S	1,000.00	1,020.62	0.91	4.63

ING Stock Index Portfolio
Actual Fund Return
Class I	$1,000.00	$1,055.60	0.28%	$1.45
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,023.79	0.28%	$1.43

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING MFS Total Return Portfolio, ING Limited Maturity Bond Portfolio, ING PIMCO Core Bond Portfolio, ING PIMCO High Yield Portfolio, ING International Portfolio, ING JPMorgan Emerging Markets Equity Portfolio (formerly ING Developing World Portfolio), ING Julius Baer Foreign Portfolio, ING Marsico International Opportunities Portfolio, ING VP Index Plus International Equity Portfolio, ING Liquid Assets Portfolio, ING Eagle Asset Capital Appreciation Portfolio, ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Janus Contrarian Portfolio (formerly ING Janus Special Equity Portfolio), ING JPMorgan Small Cap Equity Portfolio, ING JPMorgan Value Opportunities Portfolio, ING Legg Mason Value Portfolio, ING Marsico Growth Portfolio, ING MFS Mid Cap Growth Portfolio, ING MFS Utilities Portfolio, ING Oppenheimer Main Street Portfolio, ING Pioneer Fund Portfolio, ING Pioneer Mid Cap Value Portfolio, and ING Stock Index Portfolio, each a series of ING Investors Trust as of December 31, 2005, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For periods prior to January 1, 2003, the financial highlights were audited by other independent registered public accountants whose report thereon, dated February 7, 2003, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2005, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING	ING	ING	ING
	MFS	Limited	PIMCO	PIMCO
	Total Return	Maturity Bond	Core Bond	High Yield
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$1,676,627,185	$300,250,490	$1,176,355,996	$681,446,039
Short-term investments**	10,045,483	—	243,449,733	33,575,476
Short-term investments at amortized cost	389,808,000	84,371,000	80,136,000	247,523,000
Repurchase agreement	—	893,000	—	—
Cash	1,446	4,981	19,334,558	11,814,134
Foreign currencies at value***	80,407	—	11,123,913	1,789,253

Receivables:
Investment securities sold	36,155	1,738,766	133,025,129	539,825
Fund shares sold	41,765	25,014	1,869,384	4,891,708
Dividends and interest	8,644,519	2,692,624	6,828,751	14,441,765
Variation margin receivable	—	—	90,803	—
Unrealized appreciation on forward currency contracts	—	—	142,787	40,568
Upfront payments made on swap agreements	—	—	1,697,554	13,408
Unrealized appreciation on swap agreements	—	—	878,616	192,880

Total assets	2,085,284,960	389,975,875	1,674,933,224	996,268,056

LIABILITIES:
Payable for investment securities purchased	992,367	1,876,736	392,607,436	20,569,152
Payable for fund shares redeemed	352,141	50,761	175	178
Payable for futures variation margin	—	—	63,492	—
Payable upon receipt of securities loaned	389,808,000	84,371,000	80,136,000	247,523,000
Securities sold short^	—	—	96,838,144	—
Unrealized depreciation on forward currency contracts	—	—	589,306	69,497
Income distribution payable	—	—	—	4,411,817
Accrued unified fees	919,376	73,271	528,687	296,840
Accrued distribution and service fees	333,621	64,486	233,251	151,281
Payable for trustee fees	340	—	—	—
Options written^^	—	—	591,192	234,077
Upfront payments received on swap agreements	—	—	5,190,509	—
Unrealized depreciation on swap agreements	—	—	2,868,183	186,068

Total liabilities	392,405,845	86,436,254	579,646,375	273,441,910

NET ASSETS	$1,692,879,115	$303,539,621	$1,095,286,849	$722,826,146

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,503,905,326	$296,588,030	$1,077,335,524	$711,177,333
Undistributed net investment income	38,087,208	11,950,169	32,540,249	607,198
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	59,360,334	(3,193,813)	(9,987,081)	6,255,433
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	91,526,247	(1,804,765)	(4,601,843)	4,786,182

NET ASSETS	$1,692,879,115	$303,539,621	$1,095,286,849	$722,826,146

+ Including securities loaned at value	$380,158,625	$82,799,281	$78,529,811	$239,491,064
* Cost of investments in securities	$1,585,101,742	$302,055,255	$1,178,891,208	$677,321,904
** Cost of short-term investments	$10,046,655	$—	$243,476,089	$33,576,603
*** Cost of foreign currencies	$81,066	$—	$11,744,200	$1,807,057
^ Securities sold short proceeds	$—	$—	$96,450,180	$—
^^ Premiums received for options written	$—	$—	$979,402	$721,790

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

	ING	ING	ING	ING
	MFS	Limited	PIMCO	PIMCO
	Total Return	Maturity Bond	Core Bond	High Yield
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$5,839,318	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a
Shares outstanding	323,557	n/a	n/a	n/a
Net asset value and redemption price per share	$18.05	n/a	n/a	n/a

Class I:
Net assets	$172,606,811	$3,264,992	n/a	$840,866
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	9,453,223	305,136	n/a	82,416
Net asset value and redemption price per share	$18.26	$10.70	n/a	$10.20

Class S:
Net assets	$1,465,065,669	$300,274,629	$1,059,547,949	$721,985,280
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	80,369,806	28,016,291	98,958,415	70,733,184
Net asset value and redemption price per share	$18.23	$10.72	$10.71	$10.21

Class S2:
Net assets	$49,367,317	n/a	$35,738,900	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$0.001	n/a	$0.001	n/a
Shares outstanding	2,724,024	n/a	3,346,928	n/a
Net asset value and redemption price per share	$18.12	n/a	$10.68	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

	ING	ING JPMorgan	ING Julius
	International	Emerging Markets	Baer Foreign	ING Marsico International
	Portfolio	Equity Portfolio	Portfolio	Opportunities Portfolio

ASSETS:
Investments in securities at value+*	$184,385,522	$388,046,091	$837,358,395	$193,727,641
Short-term investments**	—	25,384,229	5,392,562	—
Short-term investments at amortized cost	10,330,000	25,975,000	49,375,000	—
Repurchase agreement	4,888,000	—	—	—
Cash	965	3,933,701	5,735,649	141,309
Foreign currencies at value***	38,330	3,387,603	12,980,078	30,291

Receivables:
Investment securities sold	—	—	3,300,277	1,169,444
Fund shares sold	2,226	952,433	1,146,291	366,756
Dividends and interest	380,709	847,084	726,109	280,583
Unrealized appreciation on forward foreign currency contracts	—	—	192,220	—
Prepaid expenses	—	9,404	—	2,396
Reimbursement due from manager	—	—	—	52,455

Total assets	200,025,752	448,535,545	916,206,581	195,770,875

LIABILITIES:
Payable for investment securities purchased	212,212	2,021,111	2,903,907	463,713
Payable for fund shares redeemed	14,519	28,680	132,912	168,704
Payable upon receipt of securities loaned	10,330,000	25,975,000	49,375,000	—
Unrealized depreciation on forward currency contracts	628	—	73,349	—
Accrued unified fees	161,121	431,554	638,618	90,857
Accrued administrative service fees	—	362	—	16,825
Accrued distribution and service fees	41,563	81,924	180,714	30,915
Payable for trustee fees	—	31,488	—	1,094
Other accrued expenses and liabilities	—	74,405	—	41,576

Total liabilities	10,760,043	28,644,524	53,304,500	813,684

NET ASSETS	$189,265,709	$419,891,021	$862,902,081	$194,957,191

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$137,880,734	$327,946,919	$768,742,296	$175,156,337
Undistributed net investment income (accumulated net investment loss)	2,950,459	3,176,273	(2,130,048)	53,982
Accumulated net realized gain (loss) on investments and foreign currency related transactions	24,567,282	3,173,301	(3,386,859)	350,466
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	23,867,234	85,594,528	99,676,692	19,396,406

NET ASSETS	$189,265,709	$419,891,021	$862,902,081	$194,957,191

+ Including securities loaned at value	$9,998,522	$25,010,568	$45,793,641	$—
* Cost of investments in securities	$160,518,147	$301,494,428	$737,699,791	$174,327,362
** Cost of short-term investments	$—	$25,384,229	$5,392,562	$—
*** Cost of foreign currencies	$37,693	$3,343,358	$13,048,692	$27,239

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

	ING	ING JPMorgan	ING Julius
	International	Emerging Markets	Baer Foreign	ING Marsico International
	Portfolio	Equity Portfolio	Portfolio	Opportunities Portfolio

Class I:
Net assets	n/a	$33,756,053	$10,786,718	$44,458,551
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	2,301,766	825,148	3,591,808
Net asset value and redemption price per share	n/a	$14.67	$13.07	$12.38

Class S:
Net assets	$179,169,679	$366,349,582	$811,201,691	$150,498,640
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	17,135,918	24,979,963	62,123,602	12,173,123
Net asset value and redemption price per share	$10.46	$14.67	$13.06	$12.36

Class S2:
Net assets	$10,096,030	$19,785,386	$40,913,672	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	968,541	1,356,813	3,136,960	n/a
Net asset value and redemption price per share	$10.42	$14.58	$13.04	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

			ING	ING
	ING VP Index Plus	ING	Eagle Asset	Evergreen
	International Equity	Liquid Assets	Capital Appreciation	Health Sciences
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$28,831,453	$—	$187,267,814	$164,062,304
Short-term investments**	—	—	12,400,692	2,034,457
Short-term investments at amortized cost	—	746,002,847	30,842,000	—
Repurchase agreement	—	67,956,000	—	—
Cash	1,557,416	662,868	1,383,119	509,283
Foreign currencies at value***	41,417	—	—	—

Receivables:
Fund shares sold	29,879	9,488,123	10	142,149
Dividends and interest	24,164	2,486,570	216,915	85,911
Prepaid expenses	6,171	—	—	—
Reimbursement due from manager	26,725	—	—	—

Total assets	30,517,225	826,596,408	232,110,550	166,834,104

LIABILITIES:
Payable for investment securities purchased	—	—	9,128,510	—
Payable for fund shares redeemed	61	799	127,826	38,397
Payable to custodian due to foreign currency overdrafts	—	—	—	770
Payable upon receipt of securities loaned	—	—	30,842,000	—
Income distribution payable	—	2,597,746	—	—
Accrued unified fees	—	194,087	106,796	104,628
Accrued management fee	11,398	—	—	—
Accrued administrative service fees	2,532	—	—	—
Accrued distribution and service fees	5,776	145,703	41,841	34,876
Payable for trustee fees	2,956	48,448	—	—
Other accrued expenses and liabilities	14,922	—	—	—

Total liabilities	37,645	2,986,783	40,246,973	178,671

NET ASSETS	$30,479,580	$823,609,625	$191,863,577	$166,655,433

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$28,340,142	$823,763,778	$164,928,560	$159,756,630
Undistributed net investment income	36,623	—	1,849,079	—
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	490,535	(154,153)	13,391,093	(1,275,772)
Net unrealized appreciation on investments, foreign currency related transactions, futures, options and swaps	1,612,280	—	11,694,845	8,174,575

NET ASSETS	$30,479,580	$823,609,625	$191,863,577	$166,655,433

+ Including securities loaned at value	$—	$—	$29,854,005	$—
* Cost of investments in securities	$27,218,759	$—	$175,572,969	$155,887,197
** Cost of short-term investments	$—	$—	$12,400,692	$2,034,638
*** Cost of foreign currencies	$41,644	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

			ING	ING
	ING VP Index Plus	ING	Eagle Asset	Evergreen
	International Equity	Liquid Assets	Capital Appreciation	Health Sciences
	Portfolio	Portfolio	Portfolio	Portfolio

Class I:
Net assets	$3,203,886	$134,151,640	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	296,057	134,149,321	n/a	n/a
Net asset value and redemption price per share	$10.82	$1.00	n/a	n/a

Class S:
Net assets	$27,275,694	$676,630,253	$188,797,725	$166,655,433
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,522,814	676,791,379	10,457,717	15,585,438
Net asset value and redemption price per share	$10.81	$1.00	$18.05	$10.69

Class S2:
Net assets	n/a	$12,827,732	$3,065,852	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$0.001	$0.001	n/a
Shares outstanding	n/a	12,829,190	170,434	n/a
Net asset value and redemption price per share	n/a	$1.00	$17.99	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

	ING	ING	ING
	Evergreen	Janus	JPMorgan	ING JPMorgan
	Omega	Contrarian	Small Cap Equity	Value Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$208,565,067	$81,406,363	$315,764,139	$271,497,624
Short-term investments**	7,065,115	4,198,810	5,057,650	8,004,865
Short-term investments at amortized cost	—	14,532,000	74,503,000	—
Cash	788,176	62,836	1,246,399	1,127,221
Foreign currencies at value***	—	428	—	—

Receivables:
Investment securities sold	—	131,935	1,062	—
Fund shares sold	318,083	102,882	402,022	310,340
Dividends and interest	175,483	96,135	342,343	338,179
Unrealized appreciation on forward currency contracts	—	44,924	—	—
Prepaid expenses	—	—	1,468	3,838
Reimbursement due from manager	—	1,288	—	4,751

Total assets	216,911,924	100,577,601	397,318,083	281,286,818

LIABILITIES:
Payable for investment securities purchased	—	214,976	1,332,639	681,141
Payable for fund shares redeemed	41,563	11	113,269	71,402
Payable upon receipt of securities loaned	—	14,532,000	74,503,000	—
Payable for futures variation margin	—	—	9,500	—
Unrealized depreciation on forward currency contracts	—	75,731	—	—
Accrued unified fees	112,919	56,245	243,745	—
Accrued management fee	—	—	—	95,225
Accrued administrative service fees	—	—	—	23,806
Accrued distribution and service fees	2,150	18,464	54,923	35,906
Payable for trustee fees	—	—	—	2,172
Other accrued expenses and liabilities	—	—	—	14,198

Total liabilities	156,632	14,897,427	76,257,076	923,850

NET ASSETS	$216,755,292	$85,680,174	$321,061,007	$280,362,968

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$209,941,139	$61,582,981	$287,138,160	$270,576,633
Undistributed net investment income (accumulated net investment loss)	—	471,352	286,610	1,843,143
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	(2,676,611)	5,113,531	9,268,045	2,669,522
Net unrealized appreciation on investments, foreign currency related transactions, futures, options and swaps	9,490,764	18,512,310	24,368,192	5,273,670

NET ASSETS	$216,755,292	$85,680,174	$321,061,007	$280,362,968

+ Including securities loaned at value	$—	$14,026,070	$74,802,019	$—
* Cost of investments in securities	$199,074,303	$62,863,424	$291,331,374	$266,223,954
** Cost of short-term investments	$7,065,115	$4,198,810	$5,057,650	$8,004,865
*** Cost of foreign currencies	$—	$430	—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

	ING	ING	ING
	Evergreen	Janus	JPMorgan	ING JPMorgan
	Omega	Contrarian	Small Cap Equity	Value Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	n/a	n/a	$745,500	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$0.001	n/a
Shares outstanding	n/a	n/a	59,948	n/a
Net asset value and redemption price per share	n/a	n/a	$12.44	n/a

Class I:
Net assets	$207,698,866	n/a	$94,447,986	$109,773,183
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	18,894,177	n/a	7,515,183	10,202,769
Net asset value and redemption price per share	$10.99	n/a	$12.57	$10.76

Class S:
Net assets	$8,095,626	$81,924,651	$180,454,110	$169,725,136
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	738,967	6,442,851	14,422,741	15,800,383
Net asset value and redemption price per share	$10.96	$12.72	$12.51	$10.74

Class S2:
Net assets	$960,800	$3,755,523	$45,413,411	$864,649
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	87,928	296,690	3,650,923	80,554
Net asset value and redemption price per share	$10.93	$12.66	$12.44	$10.73

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

	ING	ING	ING	ING
	Legg Mason	Marsico	MFS	MFS
	Value	Growth	Mid Cap Growth	Utilities
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$617,628,725	$926,910,009	$645,341,599	$169,298,165
Short-term investments**	—	—	11,454,990	1,561,479
Short-term investments at amortized cost	—	193,395,000	184,224,000	—
Cash	5,994,105	—	—	1,387,802
Foreign currencies at value***	—	—	81,475	198,093

Receivables:
Investment securities sold	—	1,229,067	2,607,283	4,715,507
Fund shares sold	1,059,120	62,913	23,343	59,923
Dividends and interest	179,573	625,036	269,538	459,373
Unrealized appreciation on forward currency contracts	—	—	—	212,854
Prepaid expenses	—	—	—	3,293
Reimbursement due from manager	2,213	2,255	9,074	19,374

Total assets	624,863,736	1,122,224,280	844,011,302	177,915,863

LIABILITIES:
Payable for investment securities purchased	3,213,971	—	59,041	3,061,616
Payable for fund shares redeemed	11,803	346,532	643,850	225,240
Payable upon receipt of securities loaned	—	193,395,000	184,224,000	—
Unrealized depreciation on forward currency contracts	—	—	—	124,115
Accrued unified fees	411,924	610,238	361,688	—
Accrued management fee	—	—	—	94,291
Accrued administrative service fees	—	—	—	15,715
Accrued distribution and service fees	126,353	201,888	143,157	36,354
Payable to custodian due to bank overdraft	—	757,175	166,024	—
Payable for trustee fees	—	—	—	790
Other accrued expenses and liabilities	—	—	—	58,102

Total liabilities	3,764,051	195,310,833	185,597,760	3,616,223

NET ASSETS	$621,099,685	$926,913,447	$658,413,542	$174,299,640

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$533,717,428	$1,461,543,614	$1,465,866,808	$173,078,998
Undistributed net investment income (accumulated net investment loss)	(4,808)	63,066	(3,127)	112,412
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	1,926,625	(791,172,660)	(906,378,119)	497,910
Net unrealized appreciation on investments, foreign currency related transactions, futures, options and swaps	85,460,440	256,479,427	98,927,980	610,320

NET ASSETS	$621,099,685	$926,913,447	$658,413,542	$174,299,640

+ Including securities loaned at value	$—	$188,945,870	$179,226,127	$—
* Cost of investments in securities	$532,169,689	$670,430,582	$546,411,905	$168,771,719
** Cost of short-term investments	$—	$—	$11,456,327	$1,561,652
*** Cost of foreign currencies	$—	$—	$81,473	$198,731

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

	ING	ING	ING	ING
	Legg Mason	Marsico	MFS	MFS
	Value	Growth	Mid Cap Growth	Utilities
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$2,652,637	$6,455,812	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	250,572	411,189	n/a	n/a
Net asset value and redemption price per share	$10.59	$15.70	n/a	n/a

Class I:
Net assets	$44,965,104	$10,944,452	$9,187,096	$5,598,965
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,228,974	688,349	761,374	499,131
Net asset value and redemption price per share	$10.63	$15.90	$12.07	$11.22

Class S:
Net assets	$546,327,809	$886,961,711	$630,057,623	$168,700,675
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	51,490,435	56,136,535	52,595,091	15,060,079
Net asset value and redemption price per share	$10.61	$15.80	$11.98	$11.20

Class S2:
Net assets	$27,154,135	$22,551,472	$19,168,823	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	2,566,597	1,433,795	1,607,252	n/a
Net asset value and redemption price per share	$10.58	$15.73	$11.93	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

	ING
	Oppenheimer		ING Pioneer	ING Stock
	Main Street	ING Pioneer	Mid Cap Value	Index
	PortfolioR	Fund Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$565,019,613	$110,071,030	$672,997,936	$368,046,832
Short-term investments**	100,973	211,944	18,926,951	—
Short-term investments at amortized cost	62,042,000	—	132,625,000	43,887,000
Repurchase agreement	—	—	—	19,014,000
Cash	238,431	318,435	2,266,911	675
Cash collateral for futures	—	—	—	992,250
Foreign currencies at value***	2,474	—	—	—

Receivables:
Investment securities sold	2,910,311	—	900,601	25,886
Fund shares sold	36,043	84,511	216,706	271,112
Dividends and interest	720,641	203,516	723,568	490,411
Reimbursement due from manager	—	4,743	—	—

Total assets	631,070,486	110,894,179	828,657,673	432,728,166

LIABILITIES:
Payable for investment securities purchased	2,386,984	—	1,222,932	460,623
Payable for fund shares redeemed	285,975	8,860	276,575	22,768
Payable for futures variation margin	—	—	—	83,475
Payable to custodian due to foreign currency overdraft	—	21	—	—
Payable upon receipt of securities loaned	62,042,000	—	132,625,000	43,887,000
Accrued unified fees	310,802	72,867	377,389	90,165
Accrued distribution and service fees	122,585	17,653	142,581	—

Total liabilities	65,148,346	99,401	134,644,477	44,544,031

NET ASSETS	$565,922,140	$110,794,778	$694,013,196	$388,184,135

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$767,278,954	$107,339,291	$668,900,449	$347,312,171
Undistributed net investment income (accumulated net investment loss)	5,860,825	173	1,484,478	6,322,665
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	(242,646,849)	(14,822)	(765,699)	3,095,688
Net unrealized appreciation on investments, foreign currency related transactions, futures, options and swaps	35,429,210	3,470,136	24,393,968	31,453,611

NET ASSETS	$565,922,140	$110,794,778	$694,013,196	$388,184,135

+ Including securities loaned at value	$60,091,899	$—	$128,421,089	$42,473,731
* Cost of investments in securities	$529,594,460	$106,600,889	$648,603,968	$336,407,220
** Cost of short-term investments	$100,973	$211,944	$18,926,951	$—
*** Cost of foreign currencies	$2,474	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

	ING		ING Pioneer
	Oppenheimer		Mid Cap	ING Stock
	Main Street	ING Pioneer	Value	Index
	PortfolioR	Fund Portfolio	Portfolio	Portfolio

Class I:
Net assets	$2,530,178	$28,289,300	$22,280,942	$388,184,135
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	145,118	2,561,878	2,022,573	34,044,813
Net asset value and redemption price per share	$17.44	$11.04	$11.02	$11.40

Class S:
Net assets	$559,041,046	$82,505,478	$671,732,254	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	32,063,643	7,472,634	61,080,859	n/a
Net asset value and redemption price per share	$17.44	$11.04	$11.00	n/a

Class S2:
Net assets	$4,350,916	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a
Shares outstanding	250,372	n/a	n/a	n/a
Net asset value and redemption price per share	$17.38	n/a	n/a	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING	ING	ING	ING
	MFS	Limited	PIMCO	PIMCO
	Total Return	Maturity Bond	Core Bond	High Yield
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$19,650,714	$125,246	$58,312	$649,611
Interest	30,973,017	13,263,667	37,747,410	48,645,981
Securities lending income	498,836	217,301	292,134	822,303

Total investment income	51,122,567	13,606,214	38,097,856	50,117,895

EXPENSES:
Unified fees	10,100,623	951,705	5,452,842	3,372,672

Distribution and service fees:
Class ADV	37,935	—	—	—
Class S	3,719,426	853,101	2,260,054	1,720,326
Class S2	221,786	—	164,284	—
Trustee fees and expenses	109,646	31,739	41,164	52,320

Total expenses	14,189,416	1,836,545	7,918,344	5,145,318
Net waived or reimbursed fees	(51,944)	—	(32,857)	—

Net expenses	14,137,472	1,836,545	7,885,487	5,145,318

Net investment income	36,985,095	11,769,669	30,212,369	44,972,577

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, OPTIONS AND SWAPS:

Net realized gain (loss) on:
Investments	72,133,327	(2,593,089)	(7,197,047)	6,223,377
Foreign currency related transactions	(22,729)	—	3,173,102	1,549,811
Futures, options and swaps	—	—	1,001,119	510,678

Net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	72,110,598	(2,593,089)	(3,022,826)	8,283,866

Net change in unrealized appreciation or depreciation on:
Investments	(62,739,256)	(4,021,997)	(8,719,397)	(25,965,986)
Foreign currency related transactions	(13,830)	—	(189,087)	1,002,066
Futures, options and swaps	—	—	3,882,839	398,203

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	(62,753,086)	(4,021,997)	(5,025,645)	(24,565,717)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	9,357,512	(6,615,086)	(8,048,471)	(16,281,851)

Net increase in net assets resulting from operations	$46,342,607	$5,154,583	$22,163,898	$28,690,726

* Foreign taxes withheld	$196,711	$791	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

				ING Marsico
	ING	ING JPMorgan	ING Julius	International
	International	Emerging Markets	Baer Foreign	Opportunities
	Portfolio	Equity Portfolio	Portfolio	Portfolio

	Year Ended	Year Ended	Year Ended	April 29, 2005(1)
	December 31,	December 31,	December 31,	to December 31,
	2005	2005	2005	2005

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,495,169	$5,271,987	$10,459,863	$554,777
Interest	392,172	362,076	988,547	120,350
Securities lending income	66,294	146,976	186,711	—

Total investment income	4,953,635	5,781,039	11,635,121	675,127

EXPENSES:
Unified fees	1,947,996	2,986,827	5,527,730	—
Investment Management fees	—	—	—	307,251

Distribution and service fees:
Class S	462,712	560,579	1,422,595	96,516
Class S2	48,570	61,184	147,929	—
Transfer agent fees	—	—	—	339
Administrative service fees	—	—	—	56,898
Shareholder reporting expense	—	—	—	2,234
Professional fees	—	—	—	1,587
Custody and accounting expense	—	—	—	64,133
Trustee fees and expenses	16,551	11,903	24,445	3,577
Offering expense	—	—	—	3,384

Total expenses	2,475,829	3,620,493	7,122,699	535,919
Net waived and reimbursed fees	(9,714)	(12,237)	(29,586)	(52,455)

Net expenses	2,466,115	3,608,256	7,093,113	483,464

Net investment income	2,487,520	2,172,783	4,542,008	191,663

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	28,595,295	18,869,650	57,038,635	3,398,473
Foreign currency related transactions	(329,974)	(371,846)	(9,373,101)	(304,126)

Net realized gain on investments and foreign currency related transactions	28,265,321	18,497,804	47,665,534	3,094,347

Net change in unrealized appreciation or depreciation on:
Investments	(12,444,063)	56,474,697	50,081,026	19,400,279
Foreign currency related transactions	(51,652)	(253,272)	(406,690)	(3,873)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(12,495,715)	56,221,425	49,674,336	19,396,406

Net realized and unrealized gain on investments and foreign currency related transactions	15,769,606	74,719,229	97,339,870	22,490,753

Net increase in net assets resulting from operations	$18,257,126	$76,892,012	$101,881,878	$22,682,416

* Foreign taxes withheld	$383,957	$651,130	$1,387,571	$37,374

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

				ING
			ING	Evergreen
	ING VP Index Plus	ING	Eagle Asset	Health
	International Equity	Liquid Assets	Capital Appreciation	Sciences
	Portfolio	Portfolio	Portfolio	Portfolio

	July 29, 2005(1)	Year Ended	Year Ended	Year Ended
	to December 31,	December 31,	December 31,	December 31,
	2005	2005	2005	2005

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$179,757	$—	$3,237,293	$761,775
Interest	21,399	29,338,776	461,324	39,451
Securities lending income	—	8,907	22,183	—

Total investment income	201,156	29,347,683	3,720,800	801,226

EXPENSES:
Unified fees	—	2,483,025	1,341,977	617,776
Investment Management fees	51,052	—	—	—

Distribution and service fees:
Class S	27,308	1,858,379	511,774	197,903
Class S2	—	67,946	12,195	18,111
Transfer agent fees	239	—	—	—
Administrative service fees	11,345	—	—	—
Shareholder reporting expense	2,045	—	—	—
Professional fees	1,475	—	—	—
Custody and accounting expense	15,567	—	—	—
Trustee fees and expenses	3,097	82,367	17,711	6,394
Offering expense	4,296	—	—	—

Total expenses	116,424	4,491,717	1,883,657	840,184
Net waived and reimbursed fees	(26,725)	(13,584)	(2,439)	(5,327)
Brokerage commission recapture	—	—	(11,823)	—

Net expenses	89,699	4,478,133	1,869,395	834,857

Net investment income (loss)	111,457	24,869,550	1,851,405	(33,631)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	1,072,890	14,765	15,400,845	5,130,155
Foreign currency related transactions	(54,988)	—	—	13,804

Net realized gain on investments and foreign currency related transactions	1,017,902	14,765	15,400,845	5,143,959

Net change in unrealized appreciation or depreciation on:
Investments	1,612,694	—	(17,017,984)	5,920,966
Foreign currency related transactions	(414)	—	—	(351)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	1,612,280	—	(17,017,984)	5,920,615

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2,630,182	14,765	(1,617,139)	11,064,574

Net increase in net assets resulting from operations	$2,741,639	$24,884,315	$234,266	$11,030,943

* Foreign taxes withheld	$8,861	$—	$20,876	$24,748

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING	ING	ING
	Evergreen	Janus	JPMorgan	ING JPMorgan
	Omega	Contrarian	Small Cap Equity	Value Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio

	Year Ended	Year Ended	Year Ended	April 29, 2005(1)
	December 31,	December 31,	December 31,	to December 31,
	2005	2005	2005	2005

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$374,672	$842,701	$2,978,390	$2,477,153
Interest	80,819	75,414	135,691	106,155
Securities lending income	—	35,927	176,779	—

Total investment income	455,491	954,042	3,290,860	2,583,308

EXPENSES:
Unified fees	376,456	542,593	2,310,359	—
Investment management fees	—	—	—	433,696

Distribution and service fees:
Class ADV	—	—	3,411	—
Class S	17,955	164,870	414,442	193,444
Class S2	3,414	14,137	156,891	1,860
Transfer agent fees	—	—	—	289
Administrative service fees	—	—	—	108,423
Shareholder reporting expense	—	—	—	3,623
Professional fees	—	—	—	3,757
Custody and accounting expense	—	—	—	13,787
Trustee fees and expenses	1,443	8,487	15,268	18,431
Offering expense	—	—	—	3,384

Total expenses	399,268	730,087	2,900,371	780,694
Net waived and reimbursed fees	(683)	(2,827)	(7,299)	(5,465)
Brokerage commission recapture	—	(2,268)	(40,092)	—

Net expenses	398,585	724,992	2,852,980	775,229

Net investment income	56,906	229,050	437,880	1,808,079

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:

Net realized gain (loss) on:
Investments	(2,481,227)	7,772,730	9,109,740	2,657,379
Foreign currency related transactions	—	329,772	—	—
Futures	—	—	255,325	—

Net realized gain (loss) on investments and foreign currency related transactions	(2,481,227)	8,102,502	9,365,065	2,657,379

Net change in unrealized appreciation or depreciation on:
Investments	8,990,171	1,739,360	1,703,448	5,273,670
Foreign currency related transactions	—	366,342	—	—
Futures	—	—	(107,927)	—

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	8,990,171	2,105,702	1,595,521	5,273,670

Net realized and unrealized gain on investments and foreign currency related transactions	6,508,944	10,208,204	10,960,586	7,931,049

Net increase in net assets resulting from operations	$6,565,850	$10,437,254	$11,398,466	$9,739,128

* Foreign taxes withheld	$1,171	$27,389	$4,943	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING	ING	ING
	Legg Mason	Marsico	MFS	ING
	Value	Growth	Mid Cap Growth	MFS Utilities
	Portfolio	Portfolio	Portfolio	Portfolio

	Year Ended	Year Ended	Year Ended	April 29, 2005(1)
	December 31,	December 31,	December 31,	to December 31,
	2005	2005	2005	2005

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,745,087	$8,250,104	$2,839,771	$1,482,236
Interest	109,986	366,366	288,354	223,034
Securities lending income	26	62,760	93,739	—

Total investment income	3,855,099	8,679,230	3,221,864	1,705,270

EXPENSES:
Unified fees	3,589,860	6,837,516	4,333,651	—
Investment management fees	—	—	—	427,418

Distribution and service fees:
Class ADV	6,655	30,885	—	—
Class S	1,044,538	2,151,893	1,645,863	156,330
Class S2	107,657	90,616	87,112	—
Transfer agent fees	—	—	—	341
Administrative service fees	—	—	—	71,235
Shareholder reporting expense	—	—	—	2,151
Professional fees	—	—	—	1,820
Custody and accounting expense	—	—	—	76,948
Trustee fees and expenses	20,325	62,009	55,549	10,587
Offering expense	—	—	—	3,384

Total expenses	4,769,035	9,172,919	6,122,175	750,214
Net waived and reimbursed fees	(30,692)	(128,834)	(76,241)	(19,373)
Brokerage commission recapture	—	(179,702)	(202,943)	—

Net expenses	4,738,343	8,864,383	5,842,991	730,841

Net investment income (loss)	(883,244)	(185,153)	(2,621,127)	974,429

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	3,037,806	66,341,969	73,813,147	4,264,650
Foreign currency related transactions	(15,300)	(2,652)	6,488	427,617

Net realized gain on investments and foreign currency related transactions	3,022,506	66,339,317	73,819,635	4,692,267

Net change in unrealized appreciation or depreciation on:
Investments	37,991,946	9,833,358	(56,750,599)	526,273
Foreign currency related transactions	(2,237)	—	(2,728)	84,047

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	37,989,709	9,833,358	(56,753,327)	610,320

Net realized and unrealized gain on investments and foreign currency related transactions	41,012,215	76,172,675	17,066,308	5,302,587

Net increase in net assets resulting from operations	$40,128,971	$75,987,522	$14,445,181	$6,277,016

* Foreign taxes withheld	$722	$154,140	$14,824	$38,886

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING
	Oppenheimer		ING Pioneer
	Main Street	ING Pioneer	Mid Cap Value	ING Stock
	Portfolio®	Fund Portfolio	Portfolio	Index Portfolio

	Year Ended	April 29, 2005(1)	April 29, 2005(1)	Year Ended
	December 31,	to December 31,	to December 31,	December 31,
	2005	2005	2005	2005

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,080,880	$684,822	$3,280,749	$6,629,800
Interest	31,947	8,669	202,004	769,911
Securities lending income	41,425	—	12,145	10,638

Total investment income	11,154,252	693,491	3,494,898	7,410,349

EXPENSES:
Unified fees	3,727,350	233,422	1,503,942	1,024,537

Distribution and service fees:
Class S	1,455,694	54,705	551,311	—
Class S2	17,490	—	—	—
Trustee fees and expenses	56,482	1,092	14,525	26,836

Total expenses	5,257,016	289,219	2,069,778	1,051,373
Net waived and reimbursed fees	(3,498)	(12,638)	—	—

Net expenses	5,253,518	276,581	2,069,778	1,051,373

Net investment income	5,900,734	416,910	1,425,120	6,358,976

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, OPTIONS AND SWAPS AND INCREASE FROM PAYMENT BY AFFILIATE AND NET LOSSES REALIZED ON DISPOSAL OF INVESTMENTS IN VIOLATION OF RESTRICTIONS:

Net realized gain (loss) on:
Investments	22,898,533	24,685	(765,699)	1,142,349
Foreign currency related transactions	(4,508)	(6,865)	—	—
Futures, options and swaps	—	—	—	2,289,366

Net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	22,894,025	17,820	(765,699)	3,431,715

Increase from payments by affiliates	—	21,520	—	—
Loss realized on disposal of investments in violation of restrictions	—	(21,520)	—	—

Net increase from payments by affiliates and net losses realized on disposal of investments in violation of restrictions	—	—	—	—

Net change in unrealized appreciation or depreciation on:
Investments	2,698,554	3,470,141	24,393,968	9,456,017
Foreign currency related transactions	(5,167)	(5)	—	—
Futures, options and swaps	—	—	—	(521,006)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	2,693,387	3,470,136	24,393,968	8,935,011

Net realized and unrealized gain on investments, foreign currency related transactions, futures, options and swaps and increase from payment by affiliate and net losses realized on disposal of investments in violation of restrictions	25,587,412	3,487,956	23,628,269	12,366,726

Net increase in net assets resulting from operations	$31,488,146	$3,904,866	$25,053,389	$18,725,702

* Foreign taxes withheld	$26,367	$839	$6,915	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MFS		ING Limited Maturity
	Total Return Portfolio		Bond Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$36,985,095	$33,136,734	$11,769,669	$15,216,407
Net realized gain (loss) on investments and foreign currency related transactions	72,110,598	88,148,770	(2,593,089)	1,272,132
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(62,753,086)	32,151,327	(4,021,997)	(9,590,877)

Net increase in net assets resulting from operations	46,342,607	153,436,831	5,154,583	6,897,662

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(115,502)	(61,786)	—	—
Class I	(312,539)	(94,047)	(2,913)	—
Class S	(33,022,443)	(26,478,898)	(15,911,804)	(20,568,192)
Class S2	(989,747)	(684,521)	—	—

Net realized gains:
Class ADV	(182,899)	—	—	—
Class I	(447,555)	—	(159)	—
Class S	(52,253,722)	—	(931,895)	(3,243,201)
Class S2	(1,569,928)	—	—	—

Total distributions	(88,894,335)	(27,319,252)	(16,846,771)	(23,811,393)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	261,041,342	130,081,652	6,450,072	18,481,089
Dividends reinvested	88,894,335	27,319,252	16,846,771	23,811,393

	349,935,677	157,400,904	23,296,843	42,292,482
Cost of shares redeemed	(143,565,641)	(100,964,261)	(101,226,259)	(204,273,426)

Net increase (decrease) in net assets resulting from capital share transactions	206,370,036	56,436,643	(77,929,416)	(161,980,944)

Net increase (decrease) in net assets	163,818,308	182,554,222	(89,621,604)	(178,894,675)

NET ASSETS:
Beginning of year	1,529,060,807	1,346,506,585	393,161,225	572,055,900

End of year	$1,692,879,115	$1,529,060,807	$303,539,621	$393,161,225

Undistributed net investment income at end of year	$38,087,208	$34,434,610	$11,950,169	$15,910,892

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO		ING PIMCO
	Core Bond Portfolio		High Yield Portfolio

	Year Ended	Year Ended	Year Ended	May 3, 2004(1)
	December 31,	December 31,	December 31,	to December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$30,212,369	$20,141,421	$44,972,577	$25,977,027
Net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	(3,022,826)	19,399,838	8,283,866	652,617
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	(5,025,645)	(10,066,635)	(24,565,717)	29,351,899

Net increase in net assets resulting from operations	22,163,898	29,474,624	28,690,726	55,981,543

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	—	—	(12,284)	—
Class S	(31,135,045)	(19,204,203)	(46,901,337)	(24,814,541)
Class S2	(1,099,004)	(722,860)	—	—

Net realized gains:
Class I	—	—	(92)	—
Class S	(8,426,723)	(1,148,077)	(1,651,294)	—
Class S2	(305,729)	(42,649)	—	—

Total distributions	(40,966,501)	(21,117,789)	(48,565,007)	(24,814,541)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	442,270,416	310,405,278	206,782,509	767,355,305
Dividends reinvested	40,966,501	21,117,789	48,565,007	22,061,170

	483,236,917	331,523,067	255,347,516	789,416,475
Cost of shares redeemed	(141,009,137)	(109,447,329)	(210,531,630)	(122,698,936)

Net increase in net assets resulting from capital share transactions	342,227,780	222,075,738	44,815,886	666,717,539

Net increase in net assets	323,425,177	230,432,573	24,941,605	697,884,541

NET ASSETS:
Beginning of period	771,861,672	541,429,099	697,884,541	—

End of period	$1,095,286,849	$771,861,672	$722,826,146	$697,884,541

Undistributed net investment income at end of period	$32,540,249	$31,760,499	$607,198	$547,618

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International		ING JPMorgan Emerging
	Portfolio		Markets Equity Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$2,487,520	$2,284,701	$2,172,783	$782,366
Net realized gain on investments and foreign currency related transactions	28,265,321	24,431,223	18,497,804	19,811,997
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(12,495,715)	2,971,384	56,221,425	860,482

Net increase in net assets resulting from operations	18,257,126	29,687,308	76,892,012	21,454,845

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class S	(4,524,473)	(1,757,550)	(152,655)	(511,186)
Class S2	(243,896)	(86,493)	(11,089)	(28,996)

Net realized gains:
Class S	(9,255,820)	—	—	—
Class S2	(501,513)	—	—	—

Total distributions	(14,525,702)	(1,844,043)	(163,744)	(540,182)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,153,381	58,949,456	189,378,494	71,097,328
Net proceeds from shares issued in merger	—	—	33,851,653	—
Dividends reinvested	14,525,702	1,844,043	163,744	540,182

	26,679,083	60,793,499	223,393,891	71,637,510
Cost of shares redeemed	(51,362,585)	(68,071,073)	(44,068,918)	(44,162,879)

Net increase (decrease) in net assets resulting from capital share transactions	(24,683,502)	(7,277,574)	179,324,973	27,474,631

Net increase (decrease) in net assets	(20,952,078)	20,565,691	256,053,241	48,389,294

NET ASSETS:
Beginning of year	210,217,787	189,652,096	163,837,780	115,448,486

End of year	$189,265,709	$210,217,787	$419,891,021	$163,837,780

Undistributed net investment income at end of year	$2,950,459	$1,576,637	$3,176,273	$160,040

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Julius Baer		ING Marsico International
	Foreign Portfolio		Opportunities Portfolio

	Year Ended	Year Ended	April 29, 2005(1)
	December 31,	December 31,	to December 31,
	2005	2004	2005

FROM OPERATIONS:
Net investment income	$4,542,008	$618,549	$191,663
Net realized gain on investments and foreign currency related transactions	47,665,534	4,342,310	3,094,347
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	49,674,336	45,739,824	19,396,406

Net increase in net assets resulting from operations	101,881,878	50,700,683	22,682,416

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	(6,770)	(6,460)	(96,440)
Class S	(434,007)	(247,782)	(168,339)
Class S2	(10,406)	(3,209)	—

Net realized gains:
Class I	(715,607)	(20,900)	(725,356)
Class S	(56,268,625)	(1,985,206)	(1,894,716)
Class S2	(2,839,006)	(107,984)	—

Total distributions	(60,274,421)	(2,371,541)	(2,884,851)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	505,757,433	338,885,081	204,467,072
Dividends reinvested	60,274,421	2,371,541	2,705,051

	566,031,854	341,256,622	207,172,123
Cost of shares redeemed	(147,654,669)	(26,428,643)	(32,012,497)

Net increase in net assets resulting from capital share transactions	418,377,185	314,827,979	175,159,626

Net increase in net assets	459,984,642	363,157,121	194,957,191

NET ASSETS:
Beginning of period	402,917,439	39,760,318	—

End of period	$862,902,081	$402,917,439	$194,957,191

Undistributed net investment income (accumulated net investment loss) at end of period	$(2,130,048)	$(588,325)	$53,982

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Index Plus
	International Equity
	Portfolio	ING Liquid Assets Portfolio

	July 29, 2005(1)	Year Ended	Year Ended
	to December 31,	December 31,	December 31,
	2005	2005	2004

FROM OPERATIONS:
Net investment income	$111,457	$24,869,550	$8,814,050
Net realized gain (loss) on investments and foreign currency related transactions	1,017,902	14,765	(168,738)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	1,612,280	—	—

Net increase in net assets resulting from operations	2,741,639	24,884,315	8,645,312

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	(11,623)	(4,052,867)	(1,059,247)
Class S	(96,866)	(20,462,702)	(7,666,082)
Class S2	—	(353,981)	(88,721)

Net realized gains:
Class I	(44,087)	—	—
Class S	(463,307)	—	—

Total distributions	(615,883)	(24,869,550)	(8,814,050)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,414,838	862,213,103	1,292,501,280
Dividends reinvested	56,360	24,869,550	8,138,284

	28,471,198	887,082,653	1,300,639,564
Cost of shares redeemed	(117,374)	(874,541,569)	(1,267,377,919)

Net increase in net assets resulting from capital share transactions	28,353,824	12,541,084	33,261,645

Net increase in net assets	30,479,580	12,555,849	33,092,907

NET ASSETS:
Beginning of period	—	811,053,776	777,960,869

End of period	$30,479,580	$823,609,625	$811,053,776

Undistributed net investment income at end of period	$36,623	$—	$—

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Eagle Asset Capital		ING Evergreen
	Appreciation Portfolio		Health Sciences Portfolio

	Year Ended	Year Ended	Year Ended	May 3, 2004(1)
	December 31,	December 31,	December 31,	to December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$1,851,405	$2,522,420	$(33,631)	$(43,749)
Net realized gain (loss) on investments and foreign currency related transactions	15,400,845	30,543,646	5,143,959	(1,142,071)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(17,017,984)	(2,528,606)	5,920,615	2,253,960

Net increase in net assets resulting from operations	234,266	30,537,460	11,030,943	1,068,140

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class S	(2,490,916)	(1,997,790)	(7,484)	—
Class S2	(31,236)	(17,950)	—	—

Net realized gains:
Class S	—	—	(5,239,098)	—

Total distributions	(2,522,152)	(2,015,740)	(5,246,582)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,420,802	17,527,989	146,253,825	55,336,873
Dividends reinvested	2,522,152	2,015,740	5,246,582	—

	16,942,954	19,543,729	151,500,407	55,336,873
Cost of shares redeemed	(53,769,072)	(35,145,586)	(25,316,971)	(21,717,377)

Net increase (decrease) in net assets resulting from capital share transactions	(36,826,118)	(15,601,857)	126,183,436	33,619,496

Net increase (decrease) in net assets	(39,114,004)	12,919,863	131,967,797	34,687,636

NET ASSETS:
Beginning of period	230,977,581	218,057,718	34,687,636	—

End of period	$191,863,577	$230,977,581	$166,655,433	$34,687,636

Undistributed net investment income (accumulated net investment loss) at end of period	$1,849,079	$2,519,826	$—	$(730)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Evergreen		ING Janus
	Omega Portfolio		Contrarian Portfolio

	Year Ended	May 3, 2004(1)	Year Ended	Year Ended
	December 31,	to December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$56,906	$6,889	$229,050	$76,768
Net realized gain (loss) on investments and foreign currency related transactions	(2,481,227)	(192,546)	8,102,502	3,458,129
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	8,990,171	500,593	2,105,702	5,825,359

Net increase in net assets resulting from operations	6,565,850	314,936	10,437,254	9,360,256

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	(62,582)	—	—	—
Class S	—	(21,020)	(43,898)	—
Class S2	—	(1,108)	(2,204)	—

Total distributions	(62,582)	(22,128)	(46,102)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	218,881,325	5,956,054	27,957,544	18,730,425
Dividends reinvested	62,582	10,828	46,102	—

	218,943,907	5,966,882	28,003,646	18,730,425
Cost of shares redeemed	(14,679,211)	(272,362)	(20,663,269)	(14,816,659)

Net increase in net assets resulting from capital share transactions	204,264,696	5,694,520	7,340,377	3,913,766

Net increase in net assets	210,767,964	5,987,328	17,731,529	13,274,022

NET ASSETS:
Beginning of period	5,987,328	—	67,948,645	54,674,623

End of period	$216,755,292	$5,987,328	$85,680,174	$67,948,645

Undistributed net investment income (accumulated net investment loss) at end of period	$—	$—	$471,352	$(41,369)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan		ING JPMorgan
	Small Cap Equity Portfolio		Value Opportunities
			Portfolio
	Year Ended	Year Ended
	December 31,	December 31,	April 29, 2005(1) to
	2005	2004	December 31, 2005

FROM OPERATIONS:
Net investment income (loss)	$437,880	$(346,457)	$1,808,079
Net realized gain (loss) on investments, foreign currency related transactions, and future	9,365,065	24,875,052	2,657,379
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and future	1,595,521	11,527,219	5,273,670

Net increase in net assets resulting from operations	11,398,466	36,055,814	9,739,128

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net realized gains:
Class ADV	(49,457)	(242)	—
Class I	(4,197,310)	(42,458)	—
Class S	(16,543,308)	(156,606)	—
Class S2	(3,938,891)	(32,622)	—

Total distributions	(24,728,966)	(231,928)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	125,247,111	149,310,744	288,748,640
Dividends reinvested	24,728,966	231,928	—

	149,976,077	149,542,672	288,748,640
Cost of shares redeemed	(48,988,654)	(28,654,006)	(18,124,800)

Net increase in net assets resulting from capital share transactions	100,987,423	120,888,666	270,623,840

Net increase in net assets	87,656,923	156,712,552	280,362,968

NET ASSETS:
Beginning of period	233,404,084	76,691,532	—

End of period	$321,061,007	$233,404,084	$280,362,968

Undistributed net investment income (accumulated net investment loss) at end of period	$286,610	$73,567	$1,843,143

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Legg Mason		ING Marsico
	Value Portfolio		Growth Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$(883,244)	$(180,243)	$(185,153)	$318,435
Net realized gain on investments and foreign currency related transactions	3,022,506	23,653,661	66,339,317	37,666,626
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	37,989,709	16,886,561	9,833,358	62,892,799

Net increase in net assets resulting from operations	40,128,971	40,359,979	75,987,522	100,877,860

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	—	(9,049)	—	—
Class S	—	(410,099)	—	—
Class S2	—	(21,001)	—	—

Net realized gains:
Class ADV	(208)	—	—	—
Class I	(17,541)	—	—	—
Class S	(835,506)	—	—	—
Class S2	(38,771)	—	—	—

Total distributions	(892,026)	(440,149)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	275,303,643	105,475,347	67,791,635	61,466,256
Dividends reinvested	892,026	440,149	—	—

	276,195,669	105,915,496	67,791,635	61,466,256
Cost of shares redeemed	(36,713,984)	(34,330,572)	(119,447,183)	(115,260,849)

Net increase (decrease) in net assets resulting from capital share transactions	239,481,685	71,584,924	(51,655,548)	(53,794,593)

Net increase in net assets	278,718,630	111,504,754	24,331,974	47,083,267

NET ASSETS:
Beginning of year	342,381,055	230,876,301	902,581,473	855,498,206

End of year	$621,099,685	$342,381,055	$926,913,447	$902,581,473

Undistributed net investment income (accumulated net investment loss) at end of year	$(4,808)	$(4,021)	$63,066	$145,481

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MFS Mid Cap		ING MFS
	Growth Portfolio		Utilities Portfolio

	Year Ended	Year Ended	April 29, 2005(1)
	December 31,	December 31,	to December 31,
	2005	2004	2005

FROM OPERATIONS:
Net investment income (loss)	$(2,621,127)	$(4,388,882)	$974,429
Net realized gain on investments and foreign currency related transactions	73,819,635	91,068,150	4,692,267
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(56,753,327)	17,935,641	610,320

Net increase in net assets resulting from operations	14,445,181	104,614,909	6,277,016

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	—	—	(132,090)
Class S	—	—	(1,172,659)

Net realized gains:
Class I	—	—	(343,525)
Class S	—	—	(3,423,215)

Total distributions	—	—	(5,071,489)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,009,870	53,184,415	212,196,733
Dividends reinvested	—	—	4,751,390

	14,009,870	53,184,415	216,948,123
Cost of shares redeemed	(156,419,587)	(127,486,177)	(43,854,010)

Net increase (decrease) in net assets resulting from capital share transactions	(142,409,717)	(74,301,762)	173,094,113

Net increase (decrease) in net assets	(127,964,536)	30,313,147	174,299,640

NET ASSETS:
Beginning of period	786,378,078	756,064,931	—

End of period	$658,413,542	$786,378,078	$174,299,640

Undistributed net investment income (accumulated net investment loss) at end of period	$(3,127)	$—	$112,412

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Oppenheimer		ING Pioneer
	Main Street Portfolio®		Fund Portfolio

	Year Ended	Year Ended	April 29, 2005(1)
	December 31,	December 31,	to December 31,
	2005	2004	2005

FROM OPERATIONS:
Net investment income	$5,900,734	$5,442,502	$416,910
Net realized gain on investments and foreign currency related transactions	22,894,025	93,355,466	17,820
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	2,693,387	(24,134,789)	3,470,136

Net increase in net assets resulting from operations	31,488,146	74,663,179	3,904,866

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	(12,684)	(1,408)	(138,631)
Class S	(5,414,962)	(4,973,523)	(319,079)
Class S2	(32,636)	(25,453)	—

Net realized gains:
Class I	—	—	(6,467)
Class S	—	—	(17,107)

Total distributions	(5,460,282)	(5,000,384)	(481,284)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,702,368	11,380,063	114,114,623
Dividends reinvested	5,460,282	5,000,384	468,461

	21,162,650	16,380,447	114,583,084
Cost of shares redeemed	(108,626,874)	(105,560,480)	(7,211,888)

Net increase (decrease) in net assets resulting from capital share transactions	(87,464,224)	(89,180,033)	107,371,196

Net increase (decrease) in net assets	(61,436,360)	(19,517,238)	110,794,778

NET ASSETS:
Beginning of period	627,358,500	646,875,738	—

End of period	$565,922,140	$627,358,500	$110,794,778

Undistributed net investment income (accumulated net investment loss) at end of period	$5,860,825	$5,424,881	$173

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Pioneer
	Mid Cap Value
	Portfolio	ING Stock Index Portfolio

	April 29, 2005(1)	Year Ended	Year Ended
	to December 31,	December 31,	December 31,
	2005	2005	2004

FROM OPERATIONS:
Net investment income	$1,425,120	$6,358,976	$3,932,221
Net realized gain (loss) on investments, foreign currency related transactions and futures	(765,699)	3,431,715	772,996
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	24,393,968	8,935,011	22,518,600

Net increase in net assets resulting from operations	25,053,389	18,725,702	27,223,817

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	—	—	(4,077,290)

Net realized gains:
Class I	—	—	(1,062,296)

Total distributions	—	—	(5,139,586)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	714,381,143	45,578,166	385,447,459
Dividends reinvested	—	—	5,139,586

	714,381,143	45,578,166	390,587,045
Cost of shares redeemed	(45,421,336)	(54,826,161)	(33,964,848)

Net increase (decrease) in net assets resulting from capital share transactions	668,959,807	(9,247,995)	356,622,197

Net increase in net assets	694,013,196	9,477,707	378,706,428

NET ASSETS:
Beginning of period	—	378,706,428	—

End of period	$694,013,196	$388,184,135	$378,706,428

Undistributed net investment income at end of period	$1,484,478	$6,322,665	$7,449

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

	Year Ended				December 16,
	December 31,				2003(1) to
					December 31,
	2005		2004		2003

Per Share Operating Performance
Net asset value, beginning of period	$18.67		17.19		16.82

Income (loss) from investment operations:
Net investment income	$0.36	*	0.39	*	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	$0.09		1.47		0.45
Total from investment operations	$0.45		1.86		0.46

Less distributions from:
Net investment income	$0.41		0.38		0.09
Net realized gain on investments	$0.66		—		—
Total distributions	$1.07		0.38		0.09
Net asset value, end of period	$18.05		18.67		17.19

Total Return(2)%	2.53		10.83		2.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,839		3,159		1

Ratios to average net assets:
Net expenses after brokerage commission recapture and after waiver/reimbursement of expenses(3)(4)%	1.25		1.23		1.04
Net expenses after waiver/reimbursement of expenses and prior to brokerage commission recapture(3)(4)%	1.25		1.23		1.04
Gross expenses prior to brokerage commission recapture and prior to waiver/reimbursement of expenses(3)(4)%	1.40		1.24		1.05
Net investment income(3)%	1.98		2.08		1.85
Portfolio turnover rate %	51		66		57

	Class I

	Year Ended				May 2,
	December 31,				2003(1) to
					December 31,
	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.81		17.22		15.19

Income (loss) from investment operations:
Net investment income	$0.49	*	0.47	*	0.58
Net realized and unrealized gain (loss) on investments and foreign currencies	$0.08		1.50		1.55
Total from investment operations	$0.57		1.97		2.13

Less distributions from:
Net investment income	$0.46		0.38		0.10
Net realized gain on investments	$0.66		—		—
Total distributions	$1.12		0.38		0.10
Net asset value, end of period	$18.26		18.81		17.22

Total Return(2)%	3.14		11.45		14.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$172,607		5,119		2,303

Ratios to average net assets:
Net expenses after brokerage commission recapture and reimbursement of unified fees(3)%	0.65		0.63		0.64
Net expenses after reimbursement of unified fees and prior to brokerage commission recapture(3)%	0.65		0.64		0.65
Gross expenses prior to brokerage commission recapture and reimbursement of unified fees(3)%	0.65		0.64		0.65
Net investment income(3)%	2.71		2.69		2.61
Portfolio turnover rate %	51		66		57

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.15% of the distribution fee for Class ADV shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2005		2004		2003		2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$18.78		17.21		14.81		15.98	17.00

Income (loss) from investment operations:
Net investment income		$0.43	*	0.41	*	0.37	*	0.44 *	0.44
Net realized and unrealized gain (loss) on investments and foreign currencies		$0.10		1.50		2.11		(1.25)	(0.37)
Total from investment operations		$0.53		1.91		2.48		(0.81)	0.07

Less distributions from:
Net investment income		$0.42		0.34		0.08		0.34	0.46
Net realized gain on investments		$0.66		—		—		0.02	0.63
Total distributions		$1.08		0.34		0.08		0.36	1.09
Net asset value, end of year		$18.23		18.78		17.21		14.81	15.98

Total Return(2)%		2.90		11.12		16.75		(5.10)	0.49

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,465,066		1,483,814		1,326,168		1,026,503	1,002,724

Ratios to average net assets:
Net expenses after brokerage commission recapture and reimbursement of unified fees	%	0.89		0.88		0.89		0.89	0.89
Net expenses after reimbursement of unified fees and prior to brokerage commission recapture	%	0.89		0.89		0.90		0.90	0.89
Gross expenses prior to brokerage commission recapture and reimbursement of unified fees	%	0.89		0.89		0.90		0.90	0.89
Net investment income	%	2.32		2.42		2.41		2.82	2.88
Portfolio turnover rate	%	51		66		57		81	106

	Class S2

							September 9,
	Year Ended December 31,						2002(1) to
							December 31,
	2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$18.71		17.18		14.82		14.97

Income (loss) from investment operations:
Net investment income	$0.40	*	0.39	*	0.36	*	0.12 *
Net realized and unrealized gain (loss) on investments and foreign currencies	$0.08		1.50		2.07		0.07
Total from investment operations	$0.48		1.89		2.43		0.19

Less distributions from:
Net investment income	$0.41		0.36		0.07		0.32
Net realized gain on investments	$0.66		—		—		0.02
Total distributions	$1.07		0.36		0.07		0.34
Net asset value, end of period	$18.12		18.71		17.18		14.82

Total Return(2)%	2.68		11.02		16.40		1.22

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$49,367		36,969		18,035		966

Ratios to average net assets:
Net expenses after brokerage commission recapture and after waiver/reimbursement of expenses(3)(4)%	1.04		1.03		1.04		1.03
Net expenses after waiver/reimbursement of expenses and prior to brokerage commission recapture(3)%	1.04		1.04		1.05		1.06
Gross expenses prior to brokerage commission recapture and prior to waiver/reimbursement of expenses(3)(4)%	1.14		1.04		1.05		1.06
Net investment income(3)%	2.18		2.30		2.27		2.59
Portfolio turnover rate %	51		66		57		81

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

*  Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING LIMITED MATURITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

Class I

April 29
2005(1) to
December 31,
2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.14

Income (loss) from investment operations:
Net investment income	$0.28 *
Net realized and unrealized loss on investments	$(0.13)
Total from investment operations	$0.16

Less distributions from:
Net investment income	$0.57
Net realized gain on investments	$0.03
Total distributions	$0.60
Net asset value, end of period	$10.70

Total Return(2)%	1.44

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,265

Ratios to average net assets:
Expenses(3)%	0.29
Net investment income(3)%	3.96
Portfolio turnover rate %	219

		Class S

		Year Ended December 31,

		2005		2004		2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$11.10		11.65		11.44	11.02	10.53

Income (loss) from investment operations:
Net investment income		$0.37	*	0.65	*	0.43	0.46 *	0.41
Net realized and unrealized gain (loss) on investments		$(0.19)		(0.49)		(0.10)	0.34	0.52
Total from investment operations		$0.18		0.16		0.33	0.80	0.93

Less distributions from:
Net investment income		$0.53		0.61		(0.09)	(0.33)	(0.44)
Net realized gain on investments		$0.03		0.10		(0.03)	(0.05)	—
Total distributions		$0.56		0.71		(0.12)	(0.38)	(0.44)
Net asset value, end of year		$10.72		11.10		11.65	11.44	11.02

Total Return(2)%		1.63		1.38		2.84	7.24	8.84

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$300,275		393,161		572,056	611,262	462,492

Ratios to average net assets:
Expenses	%	0.54		0.53		0.53	0.53	0.54
Net investment income	%	3.44		3.35		3.26	4.03	4.98
Portfolio turnover rate	%	219		197		91	169	117

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING PIMCO CORE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2005		2004		2003	2002		2001(1)

Per Share Operating Performance:
Net asset value, beginning of year		$10.92		10.72		10.39	9.79		9.60

Income (loss) from investment operations:
Net investment income		$0.35	*	0.35	*	0.41	0.36	*	0.26
Net realized and unrealized gain (loss) on investments, foreign currencies, futures, options and swaps		$(0.08)		0.16		0.10	0.48		(0.02)
Total from investment operations		$0.27		0.51		0.51	0.84		0.24

Less distributions from:
Net investment income		$0.38		0.29		0.05	0.16		—
Net realized gain on investments		$0.10		0.02		0.13	0.08		0.05
Total distributions		$0.48		0.31		0.18	0.24		0.05
Net asset value, end of year		$10.71		10.92		10.72	10.39		9.79

Total Return(2)%		2.46		4.78		4.84	8.68		2.46

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,059,548		744,258		525,001	437,548		122,176

Ratios to average net assets:
Expenses	%	0.84		0.86		0.87	0.93		1.13
Net investment income	%	3.23		3.21		3.55	3.56		3.30
Portfolio turnover rate	%	760		279		402	605		745

	Class S2

							September 9,
	Year Ended December 31,						2002(3) to
							December 31,
	2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.90		10.71		10.40		10.33

Income from investment operations:
Net investment income	$0.33	*	0.33	*	0.42	*	0.10 *
Net realized and unrealized gain on investments, foreign currencies, futures, options and swaps	$(0.08)		0.18		0.06		0.20
Total from investment operations	$0.25		0.51		0.48		0.30

Less distributions from:
Net investment income	$0.37		0.30		0.04		0.15
Net realized gain on investments	$0.10		0.02		0.13		0.08
Total distributions	$0.47		0.32		0.17		0.23
Net asset value, end of period	$10.68		10.90		10.71		10.40
Total Return(2)%	2.28		4.73		4.56		2.94

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$35,739		27,604		16,428		1,002

Ratios to average net assets:
Net expenses after expense waiver(4)(5)%	0.99		1.01		1.01		1.03
Gross expenses prior to expense waiver(4)(5)%	1.09		1.01		1.01		1.03
Net investment income(4)%	3.07		3.05		3.40		3.21
Portfolio turnover rate %	760		279		402		605

(1) Since May 1, 2001, Pacific Investment Management Company has served as the Portfolio Manager of the ING PIMCO Core Bond Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Commencement of operations.

(4) Annualized for periods less than one year.

(5) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING PIMCO HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I	Class S

	April 29,		May 3,
	2005(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,
	2005	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.07	10.50	10.00

Income (loss) from investment operations:
Net investment income	$0.48 *	0.67 *	0.42
Net realized and unrealized gain (loss) on investments	$0.16	(0.24)	0.48
Total from investment operations	$0.64	0.43	0.90

Less distributions from:
Net investment income	$0.49	0.70	0.40
Net realized gain on investments	$0.02	0.02	—
Total distributions	$0.51	0.72	0.40
Net asset value, end of period	$10.20	10.21	10.50

Total Return(2)%	6.48	4.33	9.24

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$841	721,985	697,885

Ratios to average net assets:
Expenses(3)%	0.50	0.75	0.74
Net investment income(3)%	7.10	6.53	6.19
Portfolio turnover rate %	102	102	50

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S

					December 17,
	Year Ended December 31,				2001(1) to
					December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$10.27	8.88	6.89	8.29	8.26

Income (loss) from investment operations:
Net investment income (loss)	$0.14	0.12	0.09	0.06 *	(0.00)**
Net realized and unrealized gain (loss) on investments and foreign currencies	$0.82	1.36	1.92	(1.40)	0.03
Total from investment operations	$0.96	1.48	2.01	(1.34)	0.03

Less distributions from:
Net investment income	$0.25	0.09	0.02	0.04	—
Net realized gain on investments	$0.52	—	—	0.02	—
Total distributions	$0.77	0.09	0.02	0.06	—
Net asset value, end of period	$10.46	10.27	8.88	6.89	8.29

Total Return(2)%	10.50	16.71	29.17	(16.15)	0.36

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$179,170	201,115	184,662	139,789	171,577

Ratios to average net assets:
Expenses(3)%	1.26	1.26	1.26	1.26	1.25
Net investment income (loss)(3)%	1.29	1.19	1.19	0.69	(0.15)
Portfolio turnover rate %	123	87	116	115	99

	Class S2

				September 9,
	Year Ended December 31,			2002(1) to
				December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.25	8.89	6.90	7.10

Income (loss) from investment operations:
Net investment income (loss)	$0.11	0.07	0.05	(0.01)*
Net realized and unrealized gain (loss) on investments and foreign currencies	$0.83	1.39	1.96	(0.14)
Total from investment operations	$0.94	1.46	2.01	(0.15)

Less distributions from:
Net investment income	$0.25	0.10	0.02	0.03
Net realized gain on investment	$0.52	—	—	0.02
Total distributions	$0.77	0.10	0.02	0.05
Net asset value, end of period	$10.42	10.25	8.89	6.90

Total Return(2)%	10.30	16.47	29.07	(2.11)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,096	9,103	4,990	264

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.41	1.41	1.41	1.41
Gross expenses prior to expense waiver(3)(4)%	1.51	1.41	1.41	1.41
Net investment income (loss)(3)%	1.11	0.94	0.71	(0.27)
Portfolio turnover rate %	123	87	116	115

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.01.

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I	Class S

	December 2,
	2005(4) to	Year Ended December 31,
	December 31,
	2005	2005(1)		2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$14.28	10.89		9.28	6.34	7.10	7.59

Income from investment operations:
Net investment income	$0.03 *	0.11	*	0.05	0.06	0.02 *	0.09
Net realized and unrealized gain (loss) on investments and foreign currencies	$0.36	3.68		1.60	2.90	(0.78)	(0.49)
Total from investment operations	$0.39	3.79		1.65	2.96	(0.76)	(0.40)

Less distributions from:
Net investment income	$—	0.01		0.04	0.02	—	0.08
Net realized gain on investments	$—	—		—	—	—	0.01
Total distributions	$—	0.01		0.04	0.02	—	0.09
Net asset value, end of period	$14.67	14.67		10.89	9.28	6.34	7.10

Total Return(2)%	2.73	34.82		17.76	46.62	(10.70)	(5.25)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,756	366,350		156,615	113,494	62,732	74,797

Ratios to average net assets:
Net expenses after expense waiver(3)(5)%	1.30	1.50		1.54	1.77	1.76	1.76
Gross expenses prior to expense waiver(3)(5)%	1.30	1.50		1.54	1.77	1.76	1.76
Net investment income(3)%	2.38	0.90		0.62	1.06	0.25	1.27
Portfolio turnover rate %	85	85		166	95	166	180

	Class S2

						September 9,
	Year Ended December 31,					2002(4) to
						December 31,
	2005(1)		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.85		9.26	6.34		6.48

Income (loss) from investment operations:
Net investment income (loss)	$0.09	*	0.02	0.05	*	(0.01)*
Net realized and unrealized gain (loss) on investments and foreign currencies	$3.65		1.62	2.88		(0.13)
Total from investment operations	$3.74		1.64	2.93		(0.14)

Less distributions from:
Net investment income	$0.01		0.05	0.01		—
Total distributions	$0.01		0.05	0.01		—
Net asset value, end of period	$14.58		10.85	9.26		6.34

Total Return(2)%	34.51		17.68	46.25		(2.16)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$19,785		7,223	1,955		89

Ratios to average net assets:
Net expenses after expense waiver(3)(5)%	1.65		1.69	1.92		1.91
Gross expenses prior to expense waiver(3)(5)%	1.75		1.69	1.92		1.91
Net investment income (loss)(3)%	0.74		0.40	0.91		(0.77)
Portfolio turnover rate %	85		166	95		166

(1) Since April 29, 2005, J.P. Morgan Investment Management Inc. has served as Portfolio Manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year

(4) Commencement of operations.

(5) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING JULIUS BAER FOREIGN PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I		Class S

		December 6,	Year Ended				May 1,
	Year Ended	2004(1) to	December 31,				2002(1) to
	December 31,	December 31,					December 31,
	2005	2004	2005		2004	2003(2)	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.21	11.89	12.22		10.42	8.28	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.05 *	(0.00)**	0.10	*	0.05	0.04	0.04 *
Net realized and unrealized gain (loss) on investments and foreign currencies	$1.85	0.41	1.77		1.83	2.52	(1.74)
Total from investment operations	$1.90	0.41	1.87		1.88	2.56	(1.70)

Less distributions from:
Net investment income	$0.02	0.02	0.01		0.01	0.07	0.02
Net realized gain on investments	$1.02	0.07	1.02		0.07	0.35	—
Total distributions	$1.04	0.09	1.03		0.08	0.42	0.02
Net asset value, end of period	$13.07	12.21	13.06		12.22	10.42	8.28

Total Return(3)%	15.60	3.47	15.35		18.03	31.06	(16.97)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,787	2,993	811,202		379,495	37,205	9,147

Ratios to average net assets:
Expenses(4)%	0.92	0.96	1.17		1.21	1.25	1.25
Net investment income (loss)(4)%	0.68	(0.56)	0.76		0.39	0.69	0.57
Portfolio turnover rate %	92	104	92		104	183	23

	Class S2

						September 9,
	Year Ended December 31,					2002(1) to
						December 31,
	2005		2004		2003(2)	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.22		10.43		8.30	8.56

Income (loss) from investment operations:
Net investment income (loss)	$0.08	*	0.05		0.03	(0.01)*
Net realized and unrealized gain (loss) on investments and foreign currencies	$1.76		1.81		2.51	(0.24)
Total from investment operations	$1.84		1.86		2.54	(0.25)

Less distributions from:
Net investment income	$0.00	**	0.00	**	0.06	0.01
Net realized gain on investments	$1.02		0.07		0.35	—
Total distributions	$1.02		0.07		0.41	0.01
Net asset value, end of period	$13.04		12.22		10.43	8.30

Total Return(3)%	15.13		17.86		30.79	(2.92)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$40,914		20,429		2,555	174

Ratios to average net assets:
Net expenses after expense waiver(4)(5)%	1.32		1.36		1.40	1.41
Gross expenses prior to expense waiver(4)(5)%	1.42		1.36		1.40	1.41
Net investment income (loss)(4)%	0.62		0.22		0.33	(0.32)
Portfolio turnover rate %	92		104		183	23

(1) Commencement of operations.

(2) Since September 2, 2003, Julius Baer Investment Management has served as the Portfolio Manager for the ING Julius Baer Foreign Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.01.

See Accompanying Notes to Financial Statements

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I	Class S

	April 29,	May 2,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00

Income from investment operations:
Net investment income	$0.04 *	0.02 *
Net realized and unrealized gain on investments	$2.52	2.51
Total from investment operations	$2.56	2.53

Less distributions from:
Net investment income	$0.02	0.01
Net realized gain on investments	$0.16	0.16
Total distributions	$0.18	0.17
Net asset value, end of period	$12.38	12.36

Total Return(2)%	25.62	25.35

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$44,459	150,499

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.68	0.93
Gross expenses prior to expense reimbursement(3)%	0.78	1.02
Net investment income(3)(4)%	0.58	0.22
Portfolio turnover rate %	73	73

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I	Class S

	July 29,	July 29,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00

Income from investment operations:
Net investment income	$0.02	0.04
Net realized and unrealized gain on investments	$1.04	1.00
Total from investment operations	$1.06	1.04

Less distributions from:
Net investment income	$0.05	0.04
Net realized gain on investments	$0.19	0.19
Total distributions	$0.24	0.23
Net asset value, end of period	$10.82	10.81

Total return(2)%	10.54	10.34

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,204	27,276

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.55	0.80
Gross expenses prior to expense reimbursement(3)%	0.79	1.04
Net investment income(3)(4)%	0.78	0.99
Portfolio turnover rate %	77	77

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I		Class S

		May 7,
	Year Ended	2004(1) to	Year Ended December 31,
	December 31,	December 31,
	2005	2004	2005		2004		2003		2002		2001

Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income	$0.030	0.009	0.028		0.009		0.007		0.014	**	0.038
Net realized and unrealized gain (loss) on investments	$(0.000)*	(0.000)*	(0.000	)*	(0.000	)*	(0.000	)*	—		—
Total from investment operations	$0.030	0.009	0.028		0.009		0.007		0.014		0.038

Less distributions from:
Net investment income	$0.030	0.009	0.028		0.009		0.007		0.014		0.038
Total distributions	$0.030	0.009	0.028		0.009		0.007		0.014		0.038
Net asset value, end of period	$1.00	1.00	1.00		1.00		1.00		1.00		1.00

Total Return(2)%	3.04	0.86	2.78		0.92		0.75		1.43		3.85

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$134,152	125,543	676,630		675,387		772,725		1,091,743		1,126,626

Ratios to average net assets:
Expenses(3)%	0.29	0.29	0.54		0.54		0.53		0.53		0.54
Net investment income(3)%	3.00	1.43	2.75		0.91		0.75		1.42		3.63

	Class S2

							September 9,
	Year Ended December 31,						2002(1)to
							December 31,
	2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income	$0.026		0.008		0.006		0.003 **
Net realized and unrealized gain (loss) on investments	$(0.000	)*	(0.000	)*	(0.000	)*	—
Total from investment operations	$0.026		0.008		0.006		0.003

Less distributions from:
Net investment income	$0.026		0.008		0.006		0.003
Total distributions	$0.026		0.008		0.006		0.003
Net asset value, end of period	$1.00		1.00		1.00		1.00

Total Return(2)%	2.63		0.77		0.60		0.35

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,828		10,124		5,235		1,810

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.69		0.69		0.68		0.67
Gross expenses prior to expense reimbursement(3)(4)%	0.79		0.69		0.68		0.67
Net investment income(3)%	2.61		0.84		0.55		1.09

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

 * Amount is less than $0.001.

** Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2005		2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$18.22		16.00	12.80	15.55	16.61

Income (loss) from investment operations:
Net investment income		$0.16	*	0.21	0.15	0.13 *	0.12
Net realized and unrealized gain (loss) on investments		$(0.11)		2.17	3.08	(2.78)	(0.86)
Total from investment operations		$0.05		2.38	3.23	(2.65)	(0.74)

Less distributions from:
Net investment income		$0.22		0.16	0.03	0.10	0.11
Net realized gain on investments		$—		—	—	—	0.21
Total distributions		$0.22		0.16	0.03	0.10	0.32
Net asset value, end of year		$18.05		18.22	16.00	12.80	15.55

Total Return(1)%		0.30		14.88	25.26	(17.05)	(4.43)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$188,798		229,065	217,037	177,515	204,675

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.90		0.91	0.94	0.94	0.95
Gross expenses prior to brokerage commission recapture	%	0.91		0.92	0.94	0.95	0.95
Net investment income	%	0.89		1.16	1.10	0.90	0.76
Portfolio turnover rate	%	54		125	43	41	61

	Class S2

						September 9,
	Year Ended December 31,					2002(2) to
						December 31,
	2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$18.19		16.01	12.82		13.25

Income (loss) from investment operations:
Net investment income	$0.14	*	0.13	0.14	*	0.03 *
Net realized and unrealized gain (loss) on investments	$(0.11)		2.22	3.07		(0.38)
Total from investment operations	$0.03		2.35	3.21		(0.35)

Less distributions from:
Net investment income	$0.23		0.17	0.02		0.08
Total distributions	$0.23		0.17	0.02		0.08
Net asset value, end of period	$17.99		18.19	16.01		12.82

Total Return(1)%	0.17		14.72	25.05		(2.65)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,066		1,912	1,021		117

Ratios to average net assets:
Net expenses after brokerage commission recapture after expense waiver(3)(4)%	1.05		1.06	1.09		1.08
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.06		1.07	1.09		1.10
Gross expenses prior to brokerage commission recapture and prior to expense waiver(3)(4)%	1.16		1.07	1.09		1.10
Net investment income(3)%	0.80		1.07	0.92		0.83
Portfolio turnover rate %	54		125	43		41

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2) Commencement of operations.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING EVERGREEN HEALTH SCIENCES PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S

		May 3,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.00 *	(0.01)
Net realized and unrealized gain on investments	$1.04	0.01
Total from investment operations	$1.04	—

Less distributions from:
Net investment income	$0.00 *	—
Net realized gains on investments	$0.35	—
Total distributions	$0.35	—
Net asset value, end of period	$10.69	10.00

Total Return(2)%	10.41	0.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$166,655	31,957

Ratios to average net assets:
Expenses(3)%	1.01	1.00
Net investment income(3)%	(0.04)	(0.27)
Portfolio turnover rate %	118	88

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

* Amount is less than $0.01.

See Accompanying Notes to Financial Statements

ING EVERGREEN OMEGA PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I	Class S

	May 2,		May 3,
	2005(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,
	2005	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$9.67	10.54	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.01 **	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	$1.31	0.44	0.56
Total from investment operations	$1.32	0.42	0.59

Less distributions from:
Net investment income	$0.00 *	—	0.05
Total distributions	$0.00 *	—	0.05
Net asset value, end of period	$10.99	10.96	10.54

Total Return(2)%	13.68	3.98	5.86

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$207,699	8,096	5,670

Ratios to average net assets:
Expenses(3)%	0.60	0.85	0.85
Net investment income(3)%	0.14	(0.23)	0.28
Portfolio turnover rate %	140	140	87

	Class S2

		May 3,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.53	10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	0.02
Net realized and unrealized gain (loss) on investments	$0.43	0.56
Total from investment operations	$0.40	0.58

Less distributions from:
Net investment income	$—	0.05
Total distributions	$—	0.05
Net asset value, end of period	$10.93	10.53

Total Return(2)%	3.80	5.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$961	317

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.00	1.00
Gross expenses prior to expense waiver(3)(4)%	1.10	1.00
Net investment income(3)%	(0.37)	0.49
Portfolio turnover rate %	140	87

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

*  Amount is less than $0.005.

** Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING JANUS CONTRARIAN PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2005		2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$11.01		9.40	6.25	8.44	8.91

Income (loss) from investment operations:
Net investment income (loss)		$0.04	*	0.01	(0.03)	(0.03)*	0.00 **
Net realized and unrealized gain (loss) on investments and foreign currencies		$1.68		1.60	3.18	(2.16)	(0.45)
Total from investment operations		$1.72		1.61	3.15	(2.19)	(0.45)

Less distributions from:
Net investment income		$0.01		—	—	—	0.02
Total distributions		$0.01		—	—	—	0.02
Net asset value, end of year		$12.72		11.01	9.40	6.25	8.44

Total Return(2)%		15.61		17.13	50.40	(25.95)	(5.03)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$81,925		65,770	53,873	21,815	26,151

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.05		1.05	1.08	1.07	1.11
Gross expenses prior to brokerage commission recapture	%	1.05		1.06	1.11	1.11	1.11
Net investment income (loss)%		0.34		0.14	(0.50)	(0.42)	0.25
Portfolio turnover rate	%	47		33	43	54	95

	Class S2

	Year Ended				September 9,
	December 31,				2002(1) to
					December 31,
	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.98		9.39	6.25	6.42

Income (loss) from investment operations:
Net investment income (loss)	$0.02	*	(0.02)	(0.04)	(0.01)*
Net realized and unrealized gain (loss) on investments and foreign currencies	$1.67		1.61	3.18	(0.16)
Total from investment operations	$1.69		1.59	3.14	(0.17)

Less distributions from:
Net investment income	$0.01		—	—	—
Total distributions	$0.01		—	—	—
Net asset value, end of period	$12.66		10.98	9.39	6.25

Total Return(2)%	15.39		16.93	50.24	(2.65)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,756		2,178	802	65

Ratios to average net assets:
Net expenses after brokerage commission recapture and after expense waiver(3)(4)%	1.20		1.20	1.23	1.25
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.20		1.21	1.26	1.26
Gross expenses prior to brokerage commission recapture and prior to expense waiver(3)(4)%	1.30		1.21	1.26	1.26
Net investment income (loss)(3)%	0.22		(0.07)	(0.76)	(0.74)
Portfolio turnover rate %	47		33	43	54

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.01.

See Accompanying Notes to Financial Statements

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

		August 12,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance
Net asset value, beginning of period	$13.34	10.76

Income (loss) from investment operations:
Net investment loss	$(0.03)*	(0.02)
Net realized and unrealized gain (loss) on investments	$0.44	2.61
Total from investment operations	$0.41	2.59

Less distributions from:
Net realized gains on investments	$1.31	0.01
Total distributions	$1.31	0.01
Net asset value, end of period	$12.44	13.34

Total Return(2)%	3.37	24.11

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$746	260

Ratios to average net assets:
Net expenses after brokerage commission recapture and after waiver/reimbursement of expenses(3)(4)%	1.48	1.49
Net expenses after waiver/reimbursement of expenses and prior to brokerage commission recapture(3)(4)%	1.49	1.49
Gross expenses prior to brokerage commission recapture and waiver/reimbursement of expenses(3)(4)%	1.64	1.49
Net investment loss(3)%	(0.21)	(0.38)
Portfolio turnover rate %	57	147

	Class I		Class S

		May 6,					May 1,
	Year Ended	2004(1) to	Year Ended December 31,				2002(1) to
	December 31,	December 31,					December 31,
	2005	2004	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.39	11.15	13.37		10.63	7.92	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.05 *	0.01	0.02	*	(0.02)	(0.03)	(0.03)*
Net realized and unrealized gain (loss) on investments	$0.44	2.24	0.43		2.77	2.74	(2.05)
Total from investment operations	$0.49	2.25	0.45		2.75	2.71	(2.08)

Less distributions from:
Net realized gains on investments	$1.31	0.01	1.31		0.01	—	—
Total distributions	$1.31	0.01	1.31		0.01	—	—
Net asset value, end of period	$12.57	13.39	12.51		13.37	10.63	7.92

Total Return(2)%	4.00	20.21	3.69		25.91	34.22	(20.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$94,448	41,807	180,454		158,732	65,648	13,458

Ratios to average net assets:
Net expenses after reimbursement of unified fee and brokerage commission recapture(3)%	0.88	0.89	1.13		1.15	1.14	1.13
Net expenses after reimbursement of unified fee and prior to brokerage commission recapture(3)%	0.89	0.89	1.14		1.15	1.15	1.15
Gross expenses prior to brokerage commission recapture and reimbursement of unified fee(3)%	0.89	0.89	1.14		1.15	1.15	1.15
Net investment income (loss)(3)%	0.39	0.12	0.14		(0.30)	(0.56)	(0.48)
Portfolio turnover rate %	57	147	57		147	35	15

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.15% of the distribution fee for Class ADV shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

						September 9,
	Year Ended December 31,					2002(1) to
						December 31,
	2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.32		10.60	7.92		8.23

Income (loss) from investment operations:
Net investment loss	$(0.00	)*	(0.03)	(0.06	)*	(0.01)*
Net realized and unrealized gain (loss) on investments	$0.43		2.76	2.74		(0.30)
Total from investment operations	$0.43		2.73	2.68		(0.31)

Less distributions from:
Net realized gains on investments	$1.31		0.01	—		—
Total distributions	$1.31		0.01	—		—
Net asset value, end of period	$12.44		13.32	10.60		7.92

Total Return(2)%	3.55		25.79	33.84		(3.77)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$45,413		32,605	11,044		521

Ratios to average net assets:
Net expenses after waiver/reimbursement of expenses and after brokerage commission recapture (3)(4)%	1.28		1.30	1.29		1.29
Net expenses after waiver/reimbursement of expenses and prior to brokerage commission recapture (3)(4)%	1.29		1.30	1.30		1.31
Gross expenses prior to brokerage commission recapture and prior to waiver/reimbursement of expenses(3)(4)%	1.39		1.30	1.30		1.31
Net investment loss(3)%	(0.01)		(0.42)	(0.70)		(0.55)
Portfolio turnover rate %	57		147	35		15

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I	Class S	Class S2

	May 4,	April 29,	May 4,
	2005(1) to	2005(1) to	2005(1) to
	December 31,	December 31,	December 31,
	2005	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.17	10.00	10.17

Income (loss) from investment operations:
Net investment income	$0.14 *	0.11 *	0.10 *
Net realized and unrealized loss on investments	$0.45	0.63	0.46
Total from investment operations	$0.59	0.74	0.56
Net asset value, end of period	$10.76	10.74	10.73

Total Return(2)%	5.80	7.40	5.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$109,779	169,410	1,175

Ratios to average net assets:
Net expenses after expense waiver/reimbursement of expenses(3)(4)%	0.53	0.78	0.93
Gross expenses prior to expense reimbursement of expenses(3)(4)%	0.53	0.78	1.03
Net investment income(3)%	1.97	1.53	1.45
Portfolio turnover rate %	48	48	48

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING LEGG MASON VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

Class ADV

April 11,
2005(1) to
December 31,
2005

Per Share Operating Performance
Net asset value, beginning of period	$9.55

Income (loss) from investment operations:
Net investment loss	$(0.06)**
Net realized and unrealized gain on investments	$1.12
Total from investment operations	$1.06

Less distributions from:
Net realized gains on investments	$0.02
Total distributions	$0.02
Net asset value, end of period	$10.59

Total Return(2)%	11.11

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,653

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.39
Gross expenses prior to expense waiver(3)(4)%	1.54
Net investment loss(3)%	(0.60)
Portfolio turnover rate %	11

	Class I		Class S

		May 6,
	Year Ended	2004(1) to	Year Ended December 31,
	December 31,	December 31,
	2005	2004	2005		2004	2003		2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$10.03	8.86	10.03		8.82	7.20		8.97	9.97

Income (loss) from investment operations:
Net investment income (loss)	$0.01 **	0.00 *	(0.02	)**	(0.01)	0.02		0.04 **	0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	$0.61	1.20	0.62		1.23	1.60		(1.78)	(0.97)
Total from investment operations	$0.62	1.20	0.60		1.22	1.62		(1.74)	(0.95)

Less distributions from:
Net investment income	$—	0.03	—		0.01	0.00	*	0.03	0.05
Net realized gains on investments	$0.02	—	0.02		—	—		—	—
Total distributions	$0.02	0.03	0.02		0.01	0.00	*	0.03	0.05
Net asset value, end of period	$10.63	10.03	10.61		10.03	8.82		7.20	8.97

Total Return(2)%	6.19	13.52	5.99		13.87	22.53		(19.41)	(9.51)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$44,965	3,713	546,328		324,740	223,701		130,480	93,222

Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	0.79	0.81	1.04		1.06	1.09		1.08	1.11
Gross expenses prior to brokerage commission recapture(3)%	0.79	0.81	1.04		1.06	1.10		1.11	1.11
Net investment income (loss)(3)%	0.07	0.13	(0.20)		(0.07)	0.32		0.49	0.93
Portfolio turnover rate %	11	95	11		95	38		50	42

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.15% of the distribution fee for Class ADV shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Amount is less than $0.01.

** Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING LEGG MASON VALUE PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S2

					September 9,
	Year Ended December 31,				2002(1) to
					December 31,
	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.02		8.83	7.22	7.36

Income (loss) from investment operations:
Net investment income (loss)	$(0.03	)*	(0.02)	0.01	0.01 *
Net realized and unrealized gain (loss) on investments and foreign currencies	$0.61		1.23	1.60	(0.13)
Total from investment operations	$0.58		1.21	1.61	(0.12)

Less distributions from:
Net investment income	$—		0.02	—	0.02
Net realized gain on investments	$0.02		—	—	—
Total distributions	$0.02		0.02	—	0.02
Net asset value, end of period	$10.58		10.02	8.83	7.22

Total Return(2)%	5.80		13.66	22.30	(1.65)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$27,154		13,927	7,175	597

Ratios to average net assets:
Net expenses after brokerage commission recapture and after expense waiver(3)(4)%	1.19		1.21	1.24	1.21
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.19		1.21	1.25	1.26
Gross expenses prior to brokerage commission recapture and prior to expense waiver(3)(4)%	1.29		1.21	1.25	1.26
Ratio of net investment income (loss) to average net assets(3)%	(0.35)		(0.23)	0.16	0.49
Portfolio turnover rate %	11		95	38	50

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

	Year Ended			August 1,
	December 31,			2003(1) to
				December 31,
	2005		2004	2003

Per Share Operating Performance
Net asset value, beginning of period	$14.47		12.90	12.92

Income (loss) from investment operations:
Net investment income (loss)	$(0.06	)*	(0.02)	0.00 **
Net realized and unrealized gain (loss) on investments and foreign currencies	$1.29		1.59	(0.02)
Total from investment operations	$1.23		1.57	(0.02)
Net asset value, end of period	$15.70		14.47	12.90

Total Return(2)%	8.50		12.17	(0.15)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,456		1,784	35

Ratios to average net assets:
Net expenses after brokerage commission recapture and after waiver/reimbursement of expenses(3)(4)%	1.34		1.35	0.97
Net expenses after waiver/reimbursement of expenses and prior to brokerage commission recapture(3)(4)%	1.36		1.38	0.99
Gross expenses prior to brokerage commission recapture and prior to waiver/reimbursement of expenses(3)(4)%	1.51		1.38	0.99
Net investment loss(3)%	(0.41)		(0.28)	(0.93)
Portfolio turnover rate %	72		72	82

	Class I

	Year Ended			May 2,
	December 31,			2003(1) to
				December 31,
	2005		2004	2004

Per Share Operating Performance:
Net asset value, beginning of period	$14.57		12.91	10.27

Income from investment operations:
Net investment income	$0.03	*	0.04	0.00 **
Net realized and unrealized gain on investments and foreign currencies	$1.30		1.62	2.64
Total from investment operations	$1.33		1.66	2.64
Net asset value, end of period	$15.90		14.57	12.91

Total Return(2)%	9.13		12.86	25.71

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,944		3,285	1,926

Ratios to average net assets:
Net expenses after brokerage commission recapture and reimbursement of unified fees(3)%	0.74		0.75	0.77
Net expenses after reimbursement of unified fees and prior to brokerage commission recapture %	0.76		0.78	0.79
Gross expenses prior to brokerage commission recapture and reimbursement of unified fees(3)%	0.76		0.78	0.79
Net investment income(3)%	0.18		0.30	0.01
Portfolio turnover rate %	72		72	82

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.15% of the distribution fee for Class ADV shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.01.

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2005		2004	2003	2002(1)	2001

Per Share Operating Performance:
Net asset value, beginning of year		$14.51		12.90	9.72	13.80	19.78

Income (loss) from investment operations:
Net investment income (loss)		$0.00	**	0.01	(0.02)	(0.02)*	0.00 **
Net realized and unrealized gain (loss) on investments and foreign currencies		$1.29		1.60	3.20	(4.06)	(5.98)
Total from investment operations		$1.29		1.61	3.18	(4.08)	(5.98)
Net asset value, end of year		$15.80		14.51	12.90	9.72	13.80

Total Return(2)%		8.89		12.48	32.72	(29.57)	(30.23)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$886,962		882,416	845,269	616,225	1,101,625

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.99		1.00	1.02	0.97	1.01
Net expenses after reimbursement of unified fees and prior to brokerage commission recapture	%	1.01		1.03	1.04	1.04	1.01
Gross expenses prior to brokerage commission recapture	%	1.01		1.03	1.04	1.04	1.01
Net investment income (loss)%		(0.02)		0.04	(0.17)	(0.15)	0.01
Portfolio turnover rate	%	72		72	82	186	88

	Class S2

					September 9,
	Year Ended December 31,				2002(3) to
					December 31,
	2005		2004	2003	2002(1)

Per Share Operating Performance:
Net asset value, beginning of period	$14.47		12.88	9.71	9.81

Income (loss) from investment operations:
Net investment income (loss)	$(0.03	)*	(0.01)	(0.04)	(0.01)*
Net realized and unrealized gain (loss) on investments and foreign currencies	$1.29		1.60	3.21	(0.09)
Total from investment operations	$1.26		1.59	3.17	(0.10)
Net asset value, end of period	$15.73		14.47	12.88	9.71

Total Return(2)%	8.71		12.34	32.65	(1.02)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$22,551		15,096	8,268	102

Ratios to average net assets:
Net expenses after brokerage commission recapture and after waiver/reimbursement of expenses(4)(5)%	1.14		1.15	1.17	1.05
Net expenses after waiver/reimbursement of expenses and prior to brokerage commission recapture(3)(4)%	1.16		1.15	1.17	1.05
Gross expenses prior to brokerage commission recapture and waiver/reimbursement of expenses(4)(5)%	1.26		1.18	1.19	1.21
Net investment income (loss)(4)%	(0.19)		(0.10)	(0.39)	(0.43)
Portfolio turnover rate %	72		72	82	186

(1) Since December 14, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the ING Marsico Growth Portfolio. Prior to that date, the Series had been advised by another Portfolio Manager.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Commencement of operations.

(4) Annualized for periods less than one year.

(5) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING MFS MID CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I

	Year Ended		May 2,
	December 31,		2003(1) to
			December 31,
	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$11.68	10.13	7.79

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currencies	$0.40	1.58	2.36
Total from investment operations	$0.39	1.55	2.34
Net asset value, end of period	$12.07	11.68	10.13

Total Return(2)%	3.34	15.30	30.04

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,187	4,953	3,396

Ratios to average net assets:
Net expenses after brokerage commission recapture and reimbursement of unified fee(3)%	0.60	0.62	0.61
Net expenses after reimbursement of unified fee and prior to brokerage commission recapture %	0.63	0.64	0.65
Gross expenses prior to brokerage commission recapture and reimbursement of unified fee(3)%	0.64	0.64	0.65
Net investment loss(3)%	(0.11)	(0.32)	(0.18)
Portfolio turnover rate %	79	80	95

		Class S

		Year Ended December 31,

		2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$11.62	10.10	7.26	14.18	18.67

Income (loss) from investment operations:
Net investment loss		$(0.04)	(0.07)	(0.03)	(0.05)*	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currencies		$0.40	1.59	2.87	(6.87)	(4.31)
Total from investment operations		$0.36	1.52	2.84	(6.92)	(4.41)

Less distributions from:
Net realized gain on investments		$—	—	—	—	(0.08)
Total distributions		$—	—	—	—	(0.08)
Net asset value, end of year		$11.98	11.62	10.10	7.26	14.18

Total Return(2)%		3.10	15.05	39.12	(48.80)	(23.62)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$630,058	764,301	743,049	522,323	1,133,396

Ratios to average net assets:
Net expenses after brokerage commission recapture and reimbursement of unified fee	%	0.85	0.87	0.86	0.84	0.89
Net expenses after reimbursement of unified fee and prior to brokerage commission recapture	%	0.88	0.89	0.90	0.90	0.89
Gross expenses prior to brokerage commission recapture and reimbursement of unified fee	%	0.89	0.89	0.90	0.90	0.89
Net investment loss	%	(0.38)	(0.58)	(0.41)	(0.44)	(0.64)
Portfolio turnover rate	%	79	80	95	163	94

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING MFS MID CAP GROWTH PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class S2

					September 9,
	Year Ended December 31,				2002(1) to
					December 31,
	2005	2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.59	10.09	7.26		7.36

Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.06)	(0.05	)*	(0.01)*
Net realized and unrealized gain (loss) on investments and foreign currencies	$0.40	1.56	2.88		(0.09)
Total from investment operations	$0.34	1.50	2.83		(0.10)
Net asset value, end of period	$11.93	11.59	10.09		7.26

Total Return(2)%	2.93	14.87	38.98		(1.36)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$19,169	17,124	9,620		559

Ratios to average net assets:
Net expenses after brokerage commission recapture and after waiver/reimbursement of expenses(3)(4)%	1.00	1.02	1.01		0.95
Net expenses after waiver/reimbursement of expenses and prior to brokerage commission recapture(3)(4)%	1.04	1.04	1.05		1.06
Gross expenses prior to brokerage commission recapture and prior to waiver/reimbursement of expenses(3)(4)%	1.14	1.04	1.05		1.06
Net investment loss %	(0.53)	(0.71)	(0.59)		(0.30)
Portfolio turnover rate %	79	80	95		163

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

*  Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I	Class S

	April 29,	May 2,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.07

Income (loss) from investment operations:
Net investment income	$0.13 *	0.10 *
Net realized and unrealized gain on investments	$1.41	1.34
Total from investment operations	$1.54	1.44

Less distributions from:
Net investment income	$0.09	0.08
Net realized gains on investments	$0.23	0.23
Total distributions	$0.32	0.31
Net asset value, end of period	$11.22	11.20

Total Return(2)%	15.35	14.25

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,599	168,701

Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.80	1.05
Gross expenses prior to expense reimbursement	0.82	1.07
Net investment income(3)%	1.73	1.31
Portfolio turnover rate %	152	152

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER MAIN STREET PORTFOLIO®
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class I

		Year Ended			May 2,
		December 31,			2003(1) to
					December 31,
		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$16.65		14.87	12.45

Income (loss) from investment operations:
Net investment income		$0.21	*	0.18	0.17
Net realized and unrealized gain (loss) on investments and foreign currencies		$0.78		1.77	2.30
Total from investment operations		$0.99		1.95	2.47

Less distributions from:
Net investment income		$0.20		0.17	0.05
Total distributions		$0.20		0.17	0.05
Net asset value, end of year		$17.44		16.65	14.87

Total Return(2)%		6.02		13.15	19.83

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$2,530		136	103

Ratios to average net assets:
Net expenses after brokerage commission recapture and reimbursement of unified fees	%	0.64		0.61	0.59
Net expenses after reimbursement of unified fees and prior to brokerage commission recapture	%	0.64		0.63	0.59
Gross expenses prior to brokerage commission recapture and reimbursement of unified fees	%	0.64		0.64	0.65
Net investment income	%	1.26		1.17	1.04
Portfolio turnover rate	%	80		175	130

		Class S

		Year Ended December 31,

		2005		2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$16.65		14.87	11.96	16.00	20.95

Income (loss) from investment operations:
Net investment income (loss)		$0.17	*	0.16	0.11	0.07 *	0.03
Net realized and unrealized gain (loss) on investments and foreign currencies		$0.78		1.75	2.83	(4.05)	(4.53)
Total from investment operations		$0.95		1.91	2.94	(3.98)	(4.50)

Less distributions from:
Net investment income		$0.16		0.13	0.03	0.06	0.02
Net realized gain on investments		$—		—	—	—	0.43
Total distributions		$0.16		0.13	0.03	0.06	0.45
Net asset value, end of year		$17.44		16.65	14.87	11.96	16.00

Total Return(2)%		5.73		12.88	24.57	(24.87)	(21.46)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$559,041		624,376	644,823	563,470	871,059

Ratios to average net assets:
Net expenses after brokerage commission recapture and reimbursement of unified fees(3)%		0.89		0.86	0.84	0.84	0.89
Net expenses after reimbursement of unified fees and prior to brokerage commission recapture	%	0.89		0.88	0.84	0.84	0.89
Gross expenses prior to brokerage commission recapture and reimbursement of unified fees	%	0.89		0.89	0.90	0.90	0.89
Net investment income (loss)%		1.01		0.87	0.86	0.57	0.15
Portfolio turnover rate	%	80		175	130	109	97

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

* Per share numbers have been calculated using monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER MAIN STREET PORTFOLIO® (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class S2

	Year Ended				September 9,
	December 31,				2002(1) to
					December 31,
	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$16.62		14.88	11.98	12.20

Income (loss) from investment operations:
Net investment income	$0.14	*	0.10	0.08	0.03 *
Net realized and unrealized gain (loss) on investments and foreign currencies	$0.78		1.79	2.84	(0.21)
Total from investment operations	$0.92		1.89	2.92	(0.18)

Less distributions from:
Net investment income	$0.16		0.15	0.02	0.04
Total distributions	$0.16		0.15	0.02	0.04
Net asset value, end of period	$17.38		16.62	14.88	11.98

Total Return(2)%	5.57		12.70	24.37	(1.45)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,351		2,847	1,950	336

Ratios to average net assets:
Net expenses after brokerage commission recapture and after waiver/reimbursement of expenses(3)(4)%	1.04		1.01	0.99	0.96
Net expenses after waiver/reimbursement of expenses and prior to brokerage commission recapture(3)(4)%	1.04		1.03	0.99	0.96
Gross expenses prior to brokerage commission recapture and prior to waiver/reimbursement of expenses(3)(4)%	1.14		1.04	1.05	1.06
Net investment income(3)%	0.86		0.81	0.72	0.85
Portfolio turnover rate %	80		175	130	109

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

ING PIONEER FUND PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I	Class S

	April 29,	May 3,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.06	10.17

Income from investment operations:
Net investment income	$0.11 *	0.09 *
Net realized and unrealized gain on investments	$0.92	0.82
Total from investment operations	$1.03	0.91

Less distributions from:
Net investment income	$0.05	0.04
Net realized gain on investments	$0.00 **	0.00 **
Total distributions	$0.05	0.04
Net asset value, end of period	$11.04	11.04

Total Return(2)%	10.25 †	8.99 †

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,289	82,505

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.71	0.96
Gross expenses prior to expense reimbursement(3)%	0.75	1.00
Net investment income(3)(4)%	1.49	1.27
Portfolio turnover rate %	39	39

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

 * Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.005.

† In 2005, the Investment Manager fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio’s investment guidelines. The impact on total return was 0.02% on both Class I and Class S, and excluding this item, total return would have been 10.23% and 8.97%, respectively.

See Accompanying Notes to Financial Statements

ING PIONEER MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I	Class S

	May 2,	April 29,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.07	10.01

Income from investment operations:
Net investment income	$0.03	0.02
Net realized and unrealized gain on investments	$0.92	0.97
Total from investment operations	$0.95	0.99
Net asset value, end of period	$11.02	11.00

Total Return(2)%	9.43	9.89

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$22,281	671,732

Ratios to average net assets:
Expenses(3)%	0.66	0.92
Net investment income(3)%	0.97	0.62
Portfolio turnover rate %	50	50

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING STOCK INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I

		May 3,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.90	10.00

Income from investment operations:
Net investment income	$0.19	0.11
Net realized and unrealized gain (loss) on investments	$0.31	0.94
Total from investment operations	$0.50	1.05

Less distributions from:
Net investment income	$—	0.12
Net realized gain on investments	$—	0.03
Total distributions	$—	0.15
Net asset value, end of period	$11.40	10.90

Total Return(2)%	4.59	10.52

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$388,184	378,706

Ratios to average net assets:
Expenses(3)%	0.28	0.27
Net investment income(3)%	1.68	2.14
Portfolio turnover rate %	6	8

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

The ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of fifty-six portfolios. There are twenty-four portfolios included in this report (the “Portfolios”) and they are: ING MFS Total Return Portfolio (“MFS Total Return”), ING Limited Maturity Bond Portfolio (“Limited Maturity Bond”), ING PIMCO Core Bond Portfolio (“PIMCO Core Bond”), ING PIMCO High Yield Portfolio (“PIMCO High Yield”), ING International Portfolio (“International”), ING JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”, formerly ING Developing World Portfolio), ING Julius Baer Foreign Portfolio (“Julius Baer Foreign”), ING Marsico International Opportunities Portfolio (“Marsico International Opportunities”), ING VP Index Plus International Equity Portfolio (“VP Index Plus International Equity”), ING Liquid Assets Portfolio (“Liquid Assets”), ING Eagle Asset Capital Appreciation Portfolio (“Eagle Asset Capital Appreciation”), ING Evergreen Health Sciences Portfolio (“Evergreen Health Sciences”), ING Evergreen Omega Portfolio (“Evergreen Omega”), ING Janus Contrarian Portfolio (“Janus Contrarian”, formerly ING Janus Special Equity Portfolio), ING JPMorgan Small Cap Equity Portfolio (“JPMorgan Small Cap Equity”), ING JPMorgan Value Opportunities Portfolio (“JPMorgan Value Opportunities”), ING Legg Mason Value Portfolio (“Legg Mason Value”), ING Marsico Growth Portfolio (“Marsico Growth”), ING MFS Mid Cap Growth Portfolio (“MFS Mid Cap Growth”), ING MFS Utilities Portfolio (“MFS Utilities”), ING Oppenheimer Main Street Portfolio® (“Oppenheimer Main Street”), ING Pioneer Fund Portfolio (“Pioneer Fund”), ING Pioneer Mid Cap Value Portfolio (“Pioneer Mid Cap Value”) and ING Stock Index Portfolio (“Stock Index”).

All of the Portfolios are diversified except for Evergreen Health Sciences, Janus Contrarian, JPMorgan Small Cap Equity, Legg Mason Value and MFS Utilities, which are non-diversified Portfolios. All of the Portfolios, except Liquid Assets, which is authorized to offer three classes of shares (Institutional (“I”), Service (“S”) and Service 2 (“S2”), and Stock Index, which is authorized to one class of shares (Class I), are authorized to offer four classes of shares (Class I, Class S, Class S2 and Adviser Class (“Class ADV”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of the Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including shareholder servicing fees. The information presented in these financial statements pertains to the portfolios listed in this note.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver, ReliaStar Life Insurance Company, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of ING USA. ING USA, Security Life of Denver and ReliaStar Life Insurance Company are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING and other non-affiliated life insurance companies.

The following is a brief description of each Portfolio’s investment objective:

•	MFS Total Return seeks above average income consistent with the prudent employment of capital;

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

•	Limited Maturity Bond seeks the highest current income consistent with the preservation of capital and liquidity;

•	PIMCO Core Bond seeks maximum total return, consistent with capital preservation and prudent investment management;

•	PIMCO High Yield seeks maximum total return, consistent with capital preservation and prudent investment management;

•	International seeks long-term growth of capital;

•	JPMorgan Emerging Markets Equity seeks capital appreciation;

•	Julius Baer Foreign seeks long-term growth of capital;

•	Marsico International Opportunities seeks long-term growth of capital;

•	VP Index Plus International Equity seeks to outperform the total return performance of the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE® Index”), while maintaining a market level of risk;

•	Liquid Assets seeks high levels of current income consistent with the preservation of capital and liquidity;

•	Eagle Asset Capital Appreciation seeks capital appreciation;

•	Evergreen Health Sciences seeks long-term capital growth;

•	Evergreen Omega seeks long-term capital growth;

•	Janus Contrarian seeks capital appreciation;

•	JPMorgan Small Cap Equity seeks capital growth over the long-term;

•	JPMorgan Value Opportunities seeks long-term capital appreciation;

•	Legg Mason Value seeks long-term growth of capital;

•	Marsico Growth seeks capital appreciation;

•	MFS Mid Cap Growth seeks long-term growth of capital;

•	MFS Utilities seeks capital growth and current income;

•	Oppenheimer Main Street seeks long-term growth of capital and future income;

•	Pioneer Fund seeks reasonable income and capital growth;

•	Pioneer Mid Cap Value seeks capital appreciation; and

•	Stock Index seeks total return.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio’s net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less, as well as all securities in the Liquid Assets Portfolio are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.	Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

E.	Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income and capital gains, if any, are declared daily and paid monthly by the Liquid Assets and the PIMCO High Yield Portfolios. Limited Maturity Bond may declare a dividend monthly or quarterly. For all other Portfolios, net investment income, dividends and net capital distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. No capital gain distributions shall be made until the capital loss carryforwards has been fully utilized or expired.

H.	Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

I.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

J.	Securities Lending. Certain Portfolios have the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.	Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.	Swap Contracts. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

M.	Credit Default Swaps. Limited Maturity Bond, PIMCO Core Bond, PIMCO High Yield and Stock Index may enter into credit default swap contracts for investment purposes. All other Portfolios may purchase credit default swap contracts in order to hedge against risk of default of debt securities held in their portfolio.

As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

When a Portfolio purchases a credit default swap, the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Portfolios in the event of a default.

N.	Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets (10% for Liquid Assets) in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

O.	Delayed Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P.	Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, Limited Maturity Bond, PIMCO Core Bond and Julius Baer Foreign may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. In return, the Portfolio is compensated with fee income or receives an advantageous repurchase price (“drop in price”). The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. Fees received from fee based mortgage dollar rolls are recorded as income.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, the cost of purchases and the proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

	Purchases	Sales

MFS Total Return Portfolio	$664,582,222	$548,028,186
Limited Maturity Bond Portfolio	111,551,160	121,518,058
PIMCO Core Bond Portfolio	284,081,581	204,336,171
PIMCO High Yield Portfolio	508,964,174	485,196,944
International Portfolio	234,930,613	273,679,260
JPMorgan Emerging Markets Equity	347,576,669	192,077,897
Julius Baer Foreign Portfolio	850,837,367	534,308,812
Marsico International Opportunities Portfolio	235,060,616	63,965,177
VP Index Plus International Equity Portfolio	46,949,341	20,799,460
Liquid Assets Portfolio	339,094,117	390,607,946
Eagle Asset Capital Appreciation Portfolio	104,292,442	130,643,080
Evergreen Health Sciences Portfolio	221,497,049	100,837,709
Evergreen Omega Portfolio	294,799,511	98,998,473
Janus Contrarian Portfolio	36,081,854	31,554,855
JPMorgan Small Cap Equity Portfolio	359,310,703	77,196,596
JPMorgan Value Opportunities Portfolio	340,679,021	77,114,313
Legg Mason Value Portfolio	289,164,831	48,320,316
Marsico Growth Portfolio	625,951,869	655,590,866
MFS Mid Cap Growth Portfolio	538,506,513	684,062,472
MFS Utilities Portfolio	324,773,481	160,231,144

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

	Purchases	Sales

Oppenheimer Main Street Portfolio®	$467,329,427	$553,028,668
Pioneer Fund Portfolio	125,437,939	20,104,602
Pioneer Mid Cap Value Portfolio	810,527,724	171,325,299
Stock Index Portfolio	19,613,977	28,775,133

U.S. Government securities not included above were as follows:

	Purchases	Sales

MFS Total Return Portfolio	$302,273,065	$247,249,372
Limited Maturity Bond Portfolio	585,223,162	655,234,202
PIMCO Core Bond Portfolio	4,319,275,954	3,810,793,005
PIMCO High Yield Portfolio	155,978,513	155,874,163
Liquid Assets Portfolio	—	63,000,000
JPMorgan Small Cap Equity Portfolio	194,490,997	189,675,000

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

VP Index Plus International Equity has entered into an Investment Management Agreement with ING Investments, LLC (“ING Investments” or the “Investment Manager”), and an Arizona limited liability company, which is an indirect, wholly owned subsidiary of ING Groep. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of the Portfolio, at the following annual rates:

Portfolio	Fee

VP Index Plus International	0.45%

Marsico International Opportunities, JPMorgan Value Opportunities, and MFS Utilities have entered into Investment Management Agreements with Directed Services, Inc. (“DSI” or the “Investment Manager”). The Investment Management Agreements compensate the DSI with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

Marsico International Opportunities	0.54% of the first $21 billion; 0.53% thereafter

JPMorgan Value Opportunities	0.40% of the first $21 billion; 0.39% of the next $5 billion; 0.38% thereafter

MFS Utilities	0.60% of the first $1 billion; 0.55% of the next $500 million; 0.50% of the next $5 billion; 0.47% of the next $5 billion; 0.45% of the next $5 billion; 0.44% of the next $5 billion; 0.43% thereafter

*	Fee is calculated using the combined net assets of these Portfolios.

Except as noted above, Directed Services, Inc. (The “Manager” or “DSI”) an indirect, wholly owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a Management Agreement (the “Unified Agreement”). Under the Unified Agreement, the Manager has overall responsibility for engaging managers and for monitoring and evaluating the management of the assets of the Portfolio. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Manager also is responsible for providing or procuring, at the Manager’s expense, the services reasonably necessary for the ordinary operation of the Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing, auditing and ordinary legal expenses, such as litigation or indemnification expenses. As compensation for its services under the Unified Agreement, the Trust pays the manager a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

MFS Mid Cap Growth, MFS Total Return and Oppenheimer Main Street*	0.75% of the first $250 million; 0.70% of the next $400 million; 0.65% of the next $450 million; and 0.60% of the amount in excess of $1.1 billion

Limited Maturity Bond and Liquid Assets*	0.35% of the first $200 million; 0.30% of the next $300 million; and 0.25% of the amount in excess of $500 million

PIMCO Core Bond	0.75% of the first $100 million; 0.65% of the next $100 million; and 0.55% of the amount in excess of $200 million

PIMCO High Yield	0.49%

International	1.00% of the first $500 million; and 0.80% of the amount in excess of $500 million

JPMorgan Emerging Markets Equity	1.25%

Julius Baer Foreign	1.00% of the first $50 million; 0.95% of the next $200 million; 0.90% of the next $250 million; and 0.85% thereafter

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee

Eagle Asset Capital Appreciation, Global(1)	0.75% of the first $750 million 0.70% of the next $1.25 billion; 0.65% of the next $1.5 billion; and 0.60% of the amount in excess of $3.5 billion

Evergreen Health Sciences	0.75% of the first $500 million; 0.70% thereafter

Evergreen Omega	0.60% of the first $750 million;
0.55% of the next $750 million
0.50% of the next $5 billion;
0.475% of the next $5 billion;
0.455% of the next $5 billion;
0.44% of the next $5 billion;
0.43% thereafter

Janus Contrarian and Legg Mason Value*	0.81% of the first $250 million; 0.77% of the next $400 million; 0.73% of the next $450 million; and 0.67% of the amount in excess of $1.1 billion

JPMorgan Small Cap Equity	0.90% of the first $200 million; 0.85% of the next $300 million; 0.80% of the next $250 million; and 0.75% thereafter

Marsico Growth*(2)	0.85% of the first $250 million; 0.80% of the next $400 million; 0.75% of the next $450 million; and 0.70% of the amount in excess of $1.1 billion

Pioneer Fund	0.75% of the first $500 million; 0.70% of the next $500 million; 0.65% thereafter

Pioneer Mid Cap Value	0.64%
Stock Index	0.27%

(1)	The assets of Eagle Asset Capital Appreciation are aggregated with those of ING Capital Guardian Small/Mid Cap Portfolio, ING Global Resources Portfolio, ING Wells Fargo Mid Cap Disciplined Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING Van Kampen Growth and Income Portfolio and ING Van Kampen Real Estate Portfolio, which are not included in this reports, to determine the Unified Fee.

(2)	The assets of Marsico Growth are aggregated with those of ING AllianceBernstein Mid Cap Growth Portfolio, which is not included in this report, to determine the Unified Fee.

ING Funds Services, LLC (the “Administrator”), an indirect wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the VP Index Plus International Equity, JPMorgan Value Opportunities, Marsico International Opportunities and MFS Utilities Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

The Trust and the Manager or Investment Manager have partnered into Portfolio Management Agreements with each Portfolio Manager or Sub-Adviser. These Portfolio Managers provide investment advise for the various Portfolios and are paid by the Manager or Investment Manager based on the average daily net assets of the respective Portfolios. The Portfolio Managers of each of the Series are as follows (*denotes a related party Advisor):

Portfolio	Portfolio Manager/Sub-Adviser

MFS Total Return	Massachusetts Financial Services Company

Limited Maturity Bond	ING Investment Management Co.*

PIMCO Core Bond	Pacific Investment Management Company LLC

PIMCO High Yield	Pacific Investment Management Company LLC

International	ING Investment Management Co.*

JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.

Julius Baer Foreign	Julius Baer Investment Management LLC

Marsico International	Marsico Capital Management, LLC

VP Index Plus International Equity	ING Investment Management Advisors, B.V.*

Liquid Assets	ING Investment Management Co.*

Eagle Asset Capital Appreciation	Eagle Asset Management, Inc.

Evergreen Health Sciences	Evergreen Investment Management Company, LLC

Evergreen Omega	Evergreen Investment Management Company, LLC

Janus Contrarian	Janus Capital Management LLC

JPMorgan Small Cap Equity	J.P. Morgan Investment Management Inc.

JPMorgan Value Opportunities	J.P. Morgan Investment Management Inc.

Legg Mason Value	Legg Mason Funds Management, Inc.

Marsico Growth	Marsico Capital Management, LLC

MFS Mid Cap Growth	Massachusetts Financial Services Company

MFS Utilities	Massachusetts Financial Services Company

Oppenheimer Main Street	OppenheimerFunds, Inc.

Pioneer Fund	Pioneer Investment Management, Inc.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Portfolio Manager/Sub-Adviser

Pioneer Mid Cap Value	Pioneer Investment Management, Inc.

Stock Index	ING Investment Management Co.*

In placing equity security transactions, the Portfolio Manager or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Portfolio Manager or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to the Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios and not the Portfolio Manager or Sub-Adviser. Any amount credited to the Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — EXPENSE LIMITATIONS

The Manager or Investment Manager has entered into a written Expense Limitation Agreement with certain of the Portfolios, whereby the Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class I	Class S	Class S2	Class ADV

Marsico International Opportunities	0.68%	0.93%	1.08%	1.28%
VP Index Plus International Equity	0.55%	0.80%	0.95%	1.15%
JPMorgan Value Opportunities	0.53%	0.78%	0.93%	1.13%
MFS Utilities	0.80%	1.05%	1.20%	1.40%
Pioneer Fund(1)	0.71%	0.96%	1.11%	1.31%
Pioneer Mid Cap Value(1)	0.65%	0.90%	1.05%	1.25%

(1)	Effective September 23, 2005, DSI entered into a written Expense Limitation Agreement with Pioneer Fund and Pioneer Mid Cap Value

The Investment Manager may at a later date recoup from a Portfolio management fee waived and other expenses assumed by the Manager during the previous 36 months, but only if, after such reimbursement, the Portfolios expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Manager of such waived and reimbursed fees are recognized in the accompanying Statements of Operations for each Portfolio in the period during which such waiver, reimbursement or recoupment occurs.

The Expense Limitation Agreements are contractual and shall renew automatically unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of December 31, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	December 31,

	2008	Total

Marsico International Opportunities	$52,454	$52,454
VP Index Plus International Equity	26,725	26,725
JPMorgan Value Opportunities	5,037	5,037
MFS Utilities	19,373	19,373
Pioneer Fund	12,638	12,638

The Investment Adviser (Directed Services, Inc. or “DSI”) has contractually agreed to waive a portion of the advisory fee for the JPMorgan Small Cap Equity. The waiver is calculated as follows:

Waiver = 50% × (former sub-advisory fee minus new sub-advisory fee)

This waiver will continue through at least May 1, 2007 and there is no guarantee that this waiver will continue after said date. The agreement will only renew if DSI elects to renew it.

NOTE 6 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Services Agreement (the ”Agreement”) for the Class S and Class S2 shares of each Portfolio of the Trust. The Agreement compensates Directed Services, Inc. (the ”Distributor” or ”DSI”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Agreement, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. The Portfolios have recognized the 0.25% service fee for each of these classes, listed in their Statements of Operations. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the ”Class S2 Plan”) with DSI on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEE (continued)

the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to DSI at an annual rate of 0.25% of the average daily net assets. DSI has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 of the distribution fee for Class S2 shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a 0.25% of the Portfolio’s average daily net assets attributable to Class ADV shares of the Portfolio’s service fee and 0.50% of the Portfolio’s average daily net assets attributable to Class ADV shares of the Portfolio’s distribution fee with a 0.15% of the Portfolio’s average daily net assets attributable to Class ADV shares of the Portfolio’s waiver.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy.

At December 31, 2005, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios in separate accounts or seed money:

ING Life Insurance & Annuity Co	MFS Total Return (12.00%);
Pimco Core Bond (98.12%);
Marsico International Opportunities (5.05%);
VP Index Plus International Equity (99.10%);
Evergreen Omega (8.08%);
JPMorgan Value Opportunity (17.22%);
Legg Mason Value (8.37%);
Pioneer (24.61%);
Stock Index (7.69%).

ING Lifestyle Aggressive Growth Portfolio	Julius Baer Foreign (11.36%); JPMorgan Value Opportunity (7.20%); Legg Mason Value (5.38%).

ING Lifestyle Growth Portfolio	Pimco Core Bond (10.21%); Julius Baer Foreign (18.21%); JPMorgan Value Opportunity (14.69%); Legg Mason Value (6.59%).

ING Lifestyle Moderate Growth Portfolio	Pimco Core Bond (19.6%); Pimco High Yield (5.23%); Julius Baer Foreign (14.96%); JPMorgan Value Opportunity (13.27%); Legg Mason Value (5.96%).

ING Lifestyle Moderate Portfolio	Pimco Core Bond (9.20%); JPMorgan Value Opportunity (5.57%).

ING MarketStyle Growth Portfolio	VP Index Plus International Equity (22.09%).

ING MarketStyle Moderate Growth Portfolio	VP Index Plus International Equity (22.52%).

ING Solution 2015 Portfolio	VP Index Plus International Equity (7.60%).

ING Solution 2025 Portfolio	VP Index Plus International Equity (28.09%).

ING Solution 2035 Portfolio	VP Index Plus International Equity (10.95%).

ING USA Annuity and Life Insurance	MFS Total Return (85.88%);
Limited Maturity Bond (94%);
Pimco Core Bond (60.59%);
Pimco High Yield (87.39%);
International (99.51%);
Julius Baer Foreign (46.03%);
Marsico International Opportunities (64.33%);
Liquid Assets (73.94%);
Eagle Asset Capital Appreciation (99.66%);
Evergreen Health Sciences (96.47%);
Janus Contrarian (99.68%);
JPMorgan Small Cap Equity (69.65%);
JPMorgan Value Opportunity (15.07%);
Legg Mason Value (68.81%);
Marsico Growth (96.21%);
MFS Mid Cap Growth (98.24%);
MFS Utilities (87.62%);
Oppenheimer Main Street (99.01%);
Pioneer (75.21%);
Pioneer MidCap Value (85.52%).

Reliastar Life Insurance Co	Marsico International Opportunities (20.62%); Liquid Assets (8.14%); Evergreen Omega (67.82%); JPMorgan Small Equity (14.72%); JPMorgan Value Opportunity (21.42%); Stock Index (31.69%).

Security Life Insurance Co	Marsico International Opportunities (8.21%); Liquid Assets (12.56%); Evergreen Omega (18.33%); JPMorgan Small Equity (11.38%); MFS Utilities (8.99%); Stock Index (60.38%).

During the year ended December 31, 2005, the Investment Manager reimbursed Pioneer Fund $21,520 in connection with an investment transaction loss.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 8 — OPTIONS WRITTEN

As of December 31, 2005, portfolio securities valued at $4,202,084 were held in escrow by the custodian as cover for call options written by PIMCO Core Bond.

Transactions in options written for PIMCO Core Bond during the year ended December 31, 2005, were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at December 31, 2004	1,475	$2,009,482
Options written	4,177	1,969,648
Options terminated in closing purchase transactions	(698)	(290,624)
Options expired	(3,468)	(2,655,257)
Options exercised	(224)	(53,847)

Options outstanding at December 31, 2005	1,262	$979,402

As of December 31, 2005, portfolio securities valued at $3,609,375 were held in escrow by the custodian as cover for call options written by PIMCO High Yield.

Transactions in options written for PIMCO High Yield during the year ended December 31, 2005, were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at December 31, 2004	480	$155,760
Options terminated in closing purchase transactions	4,311	1,076,708
Options expired	(3,037)	(510,678)

Options outstanding at December 31, 2005	1,754	$721,790

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class I Shares		Class S Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

MFS Total Return (Number of Shares)
Shares sold	9,801,750	197,483	3,545,660	6,000,644
Dividends reinvested	42,535	5,054	4,774,701	1,424,362
Shares redeemed	(663,256)	(64,110)	(6,947,559)	(5,500,680)

Net increase in shares outstanding	9,181,029	138,427	1,372,802	1,924,326

MFS Total Return($)
Shares sold	$177,142,864 *	$3,523,177	$65,659,927	$106,044,579
Dividends reinvested	760,095	94,047	85,275,810	26,478,898
Shares redeemed	(12,043,567)	(1,140,300)	(126,949,375)	(97,955,098)

Net increase	$165,859,392	$2,476,924	$23,986,362	$34,568,379

	Class S2 Shares		Class ADV Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

MFS Total Return (Number of Shares)
Shares sold	823,528	965,354	167,104	195,248
Dividends reinvested	144,045	36,981	16,840	3,343
Shares redeemed	(219,833)	(75,864)	(29,627)	(29,399)

Net increase in shares outstanding	747,740	926,471	154,317	169,192

MFS Total Return($)
Shares sold	$15,127,467	$17,071,758	$3,111,084	$3,442,138
Dividends reinvested	2,560,030	684,521	298,400	61,786
Shares redeemed	(4,034,786)	(1,351,867)	(537,913)	(516,996)

Net increase	$13,652,711	$16,404,412	$2,871,571	$2,986,928

	Class I Shares	Class S Shares

	April 29,
	2005(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2005	2005	2004

Limited Maturity Bond (Number of Shares)
Shares sold	312,302	290,738	1,583,424
Dividends reinvested	289	1,584,544	2,145,171
Shares redeemed	(7,455)	(9,264,116)	(17,447,626)

Net increase (decrease) in shares outstanding	305,136	(7,388,834)	(13,719,031)

Limited Maturity Bond($)
Shares sold	$3,326,813	$3,123,259	$18,481,089
Dividends reinvested	3,071	16,843,700	23,811,393
Shares redeemed	(79,321)	(101,146,938)	(204,273,426)

Net increase (decrease)	$3,250,563	$(81,179,979)	$(161,980,944)

*	Includes in-kind subscriptions from a substitution.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class S Shares		Class S2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

PIMCO Core Bond (Number of Shares)
Shares sold	39,852,774	27,075,439	914,230	1,204,408
Dividends reinvested	3,697,361	1,867,182	131,529	70,359
Shares redeemed	(12,767,016)	(9,741,273)	(232,456)	(274,150)

Net increase in shares outstanding	30,783,119	19,201,348	813,303	1,000,617

PIMCO Core Bond($)
Shares sold	$432,381,980	$297,246,246	$9,888,436	$13,159,032
Dividends reinvested	39,561,768	20,352,279	1,404,733	765,510
Shares redeemed	(138,517,660)	(106,483,538)	(2,491,477)	(2,963,791)

Net increase	$333,426,088	$211,114,987	$8,801,692	$10,960,751

	Class I Shares	Class S Shares

	April 29,		May 3
	2005(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,
	2005	2005	2004

PIMCO High Yield Bond (Number of Shares)
Shares sold	93,241	20,028,412	76,516,394
Shares issued as reinvestment of dividends	855	4,715,630	2,173,789
Shares redeemed	(11,680)	(20,460,931)	(12,240,110)

Net increase in shares outstanding	82,416	4,283,111	66,450,073

PIMCO High Yield Bond($)
Shares sold	$949,450	$205,833,059	$767,355,305
Shares issued as reinvestment of dividends	8,714	48,556,293	22,061,170
Shares redeemed	(119,811)	(210,411,819)	(122,698,936)

Net increase	$838,353	$43,977,533	$666,717,539

	Class S Shares		Class S2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

International (Number of Shares)
Shares sold	1,071,358	6,076,201	126,087	339,862
Dividends reinvested	1,514,318	177,710	82,093	8,763
Shares redeemed	(5,033,395)	(7,469,169)	(127,347)	(22,503)

Net increase (decrease) in shares outstanding	(2,447,719)	(1,215,258)	80,833	326,122

International($)
Shares sold	$10,882,443	$55,809,992	$1,270,938	$3,139,464
Dividends reinvested	13,780,294	1,757,550	745,408	86,493
Shares redeemed	(50,103,768)	(67,863,026)	(1,258,817)	(208,047)

Net increase (decrease)	$(25,441,031)	$(10,295,484)	$757,529	$3,017,910

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I Shares	Class S Shares

	December 2,
	2005(1)to	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2005	2005	2004

JPMorgan Emerging Markets Equity (Number of Shares)
Shares sold	107,670	13,995,969	6,844,253
Shares issued in merger	2,370,563	—	—
Dividends reinvested	—	13,103	48,964
Shares redeemed	(176,467)	(3,408,538)	(4,744,107)

Net increase in shares outstanding	2,301,766	10,600,534	2,149,110

JPMorgan Emerging Markets Equity($)
Shares sold	$1,557,480	$178,984,105	$66,551,511
Shares issued in merger	33,851,653	—	—
Dividends reinvested	—	152,655	511,186
Shares redeemed	(2,553,747)	(41,082,733)	(43,849,233)

Net increase	$32,855,386	$138,054,027	$23,213,464

	Class S2 Shares

	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004

JPMorgan Emerging Markets Equity (Number of Shares)
Shares sold	726,906	486,075
Dividends reinvested	956	2,788
Shares redeemed	(36,892)	(34,024)

Net increase in shares outstanding	690,970	454,839

JPMorgan Emerging Markets Equity($)
Shares sold	$8,836,909	$4,545,817
Dividends reinvested	11,089	28,996
Shares redeemed	(432,438)	(313,646)

Net increase	$8,415,560	$4,261,167

	Class I Shares		Class S Shares

		December 3,
	Year Ended	2004(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Julius Baer Foreign (Number of Shares)
Shares sold	763,068	324,264	38,012,287	29,620,037
Dividends reinvested	55,784	2,344	4,393,158	191,180
Shares redeemed	(238,677)	(81,635)	(11,326,970)	(2,336,327)

Net increase in shares outstanding	580,175	244,973	31,078,475	27,474,890

Julius Baer Foreign($)
Shares sold	$9,819,616	$3,849,932	$476,666,942	$319,060,584
Dividends reinvested	722,378	27,360	56,702,633	2,232,988
Shares redeemed	(3,085,539)	(992,377)	(140,879,228)	(25,008,569)

Net increase	$7,456,455	$2,884,915	$392,490,347	$296,285,003

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class S2 Shares

	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004

Julius Baer Foreign (Number of Shares)
Shares sold	1,541,352	1,454,093
Dividends reinvested	220,897	9,520
Shares redeemed	(296,646)	(37,205)

Net increase in shares outstanding	1,465,603	1,426,408

Julius Baer Foreign($)
Shares sold	$19,270,873	$15,974,565
Dividends reinvested	2,849,412	111,193
Shares redeemed	(3,689,902)	(427,697)

Net increase	$18,430,383	$15,658,061

		Class S
	Class I Shares	Shares

	April 29,	May 2,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Marsico International Opportunities (Number of Shares)
Shares sold	4,971,674	13,354,957
Dividends reinvested	52,622	169,241
Shares redeemed	(1,432,488)	(1,351,075)

Net increase in shares outstanding	3,591,808	12,173,123

Marsico International Opportunities($)
Shares sold	$54,841,333	$149,625,739
Dividends reinvested	641,995	2,063,056
Shares redeemed	(17,255,929)	(14,756,568)

Net increase	$38,227,399	$136,932,227

		Class S
	Class I Shares	Shares

	July 29,	July 29,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

VP Index Plus International Equity (Number of Shares)
Shares sold	301,802	2,522,757
Dividends reinvested	5,142	62
Shares redeemed	(10,887)	(5)

Net increase in shares outstanding	296,057	2,522,814

VP Index Plus International Equity($)
Shares sold	$3,168,044	$25,246,794
Dividends reinvested	55,687	673
Shares redeemed	(117,319)	(55)

Net increase	$3,106,412	$25,247,412

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I Shares		Class S Shares

		May 7,
	Year Ended	2004(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Liquid Assets (Number of Shares)
Shares sold	162,135,297	194,328,663	660,289,751	1,068,394,922
Dividends reinvested	4,068,549	857,268	20,451,452	7,203,447
Shares redeemed	(157,597,036)	(69,643,420)	(679,510,131)	(1,172,769,836)

Net increase in shares outstanding	8,606,810	125,542,511	1,231,072	(97,171,467)

Liquid Assets($)
Shares sold	$161,763,276	$194,328,662	$658,413,139	$1,068,394,923
Dividends reinvested	4,440,570	857,268	22,328,064	7,203,447
Shares redeemed	(157,597,036)	(69,643,420)	(679,510,131)	(1,172,769,836)

Net increase	$8,606,810	$125,542,510	$1,231,072	$(97,171,466)

	Class S2 Shares

	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004

Liquid Assets (Number of Shares)
Shares sold	39,788,055	29,777,695
Dividends reinvested	349,549	77,569
Shares redeemed	(37,434,402)	(24,964,663)

Net increase in shares outstanding	2,703,202	4,890,601

Liquid Assets($)
Shares sold	$39,758,483	$29,777,695
Dividends reinvested	379,121	77,569
Shares redeemed	(37,434,402)	(24,964,663)

Net increase	$2,703,202	$4,890,601

	Class S Shares		Class S2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Eagle Asset Capital Appreciation (Number of Shares)
Shares sold	730,234	1,008,007	71,183	52,228
Dividends reinvested	140,809	111,796	1,771	1,006
Shares redeemed	(2,986,945)	(2,108,399)	(7,663)	(11,847)

Net increase (decrease) in shares outstanding	(2,115,902)	(988,596)	65,291	41,387

Eagle Asset Capital Appreciation($)
Shares sold	$13,149,183	$16,668,343	$1,271,619	$859,646
Dividends reinvested	2,490,916	1,997,790	31,236	17,950
Shares redeemed	(53,631,992)	(34,945,901)	(137,080)	(199,685)

Net increase (decrease)	$(37,991,893)	$(16,279,768)	$1,165,775	$677,911

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class S Shares		Class S2 Shares

		May 3,		May 3,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Evergreen Health Sciences (Number of Shares)
Shares sold	13,840,654	5,499,829	207,164	285,125
Dividends reinvested	491,713	—	—	—
Shares redeemed	(1,942,913)	(2,303,845)	(480,575)	(11,714)

Net increase (decrease) in shares outstanding	12,389,454	3,195,984	(273,411)	273,411

Evergreen Health Sciences($)
Shares sold	$144,236,655 *	$52,655,556	$2,017,170	$2,681,317
Dividends reinvested	5,246,582	—	—	—
Shares redeemed	(20,183,991)	(21,606,693)	(5,132,980)	(110,684)

Net increase (decrease)	$129,299,246	$31,048,863	$(3,115,810)	$2,570,633

	Class I Shares	Class S Shares

	May 2,		May 3,
	2005(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,
	2005	2005	2004

Evergreen Omega (Number of Shares)
Shares sold	19,788,597	647,621	565,651
Dividends reinvested	5,621	—	936
Shares redeemed	(900,041)	(446,760)	(28,481)

Net increase in shares outstanding	18,894,177	200,861	538,106

Evergreen Omega($)
Shares sold	$211,365,937 *	$6,800,928	$5,657,178
Dividends reinvested	62,582	—	9,720
Shares redeemed	(9,747,498)	(4,808,630)	(271,615)

Net increase	$201,681,021	$1,992,298	$5,395,283

	Class S2 Shares

		May 3,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Evergreen Omega (Number of Shares)
Shares sold	69,365	30,113
Dividends reinvested	—	107
Shares redeemed	(11,582)	(75)

Net increase in shares outstanding	57,783	30,145

Evergreen Omega($)
Shares sold	$714,460	$298,876
Dividends reinvested	—	1,108
Shares redeemed	(123,083)	(747)

Net increase	$591,377	$299,237

(1)	Commencement of operations.

*	Includes in-kind subscriptions from a substitution.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class S Shares		Class S2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Janus Contrarian (Number of Shares)
Shares sold	2,261,618	1,762,883	147,008	133,193
Dividends reinvested	3,944	—	199	—
Shares redeemed	(1,794,394)	(1,520,379)	(48,876)	(20,236)

Net increase in shares outstanding	471,169	242,504	98,330	112,957

Janus Contrarian($)
Shares sold	$26,270,935	$17,455,686	$1,686,609	$1,274,739
Dividends reinvested	43,898	—	2,204	—
Shares redeemed	(20,089,045)	(14,624,279)	(574,224)	(192,380)

Net increase	$6,225,788	$2,831,407	$1,114,589	$1,082,359

	Class I Shares		Class S Shares

		May 6,
	Year Ended	2004(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

JPMorgan Small Cap Equity (Number of Shares)
Shares sold	5,772,975	4,042,632	3,233,331	7,266,410
Dividends reinvested	346,599	3,214	1,370,614	11,873
Shares redeemed	(1,726,540)	(923,697)	(2,054,881)	(1,580,979)

Net increase (decrease) in shares outstanding	4,393,034	3,122,149	2,549,064	5,697,304

JPMorgan Small Cap Equity($)
Shares sold	$71,533,726 *	$46,830,482	$40,893,150	$85,607,644
Dividends reinvested	4,197,310	42,458	16,543,308	156,606
Shares redeemed	(21,677,642)	(10,762,403)	(25,908,587)	(17,415,961)

Net increase (decrease)	$54,053,394	$36,110,537	$31,527,871	$68,348,289

	Class S2 Shares		Class ADV Shares

				August 12,
	Year Ended	Year Ended	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

JPMorgan Small Cap Equity (Number of Shares)
Shares sold	969,861	1,442,951	51,743	21,409
Dividends reinvested	327,968	2,483	4,111	18
Shares redeemed	(95,405)	(38,472)	(15,355)	(1,978)

Net increase (decrease) in shares outstanding	1,202,424	1,406,962	40,499	19,449

JPMorgan Small Cap Equity($)
Shares sold	$12,174,004	$16,631,895	$646,231	$240,723
Dividends reinvested	3,938,891	32,622	49,457	242
Shares redeemed	(1,210,886)	(450,661)	(191,539)	(24,981)

Net increase (decrease)	$14,902,009	$16,213,856	$504,149	$215,984

(1)	Commencement of operations.

*	Includes in-kind subscriptions from a substitution.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I Shares	Class S

	May 4,	April 29,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

JPMorgan Value Opportunities (Number of Shares)
Shares sold	11,019,647	16,726,787
Shares redeemed	(816,878)	(926,404)

Net increase in shares outstanding	10,202,769	15,800,383

JPMorgan Value Opportunities($)
Shares sold	$115,621,262	$172,211,216
Shares redeemed	(8,528,012)	(9,523,027)

Net increase	$107,093,250	$162,688,189

Class S2
Shares

May 4,
2005(1) to
December 31,
2005

JPMorgan Value Opportunities (Number of Shares)
Shares sold	87,523
Shares redeemed	(6,969)

Net increase in shares outstanding	80,554

JPMorgan Value Opportunities($)
Shares sold	$916,162
Shares redeemed	(73,761)

Net increase	$842,401

	Class I Shares		Class S Shares

		May 6,
	Year Ended	2004(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Legg Mason Value (Number of Shares)
Shares sold	4,176,035	373,332	22,235,639	10,655,841
Dividends reinvested	1,790	931	85,343	42,191
Shares redeemed	(319,179)	(3,935)	(3,205,817)	(3,680,860)

Net increase in shares outstanding	3,858,646	370,328	19,115,165	7,017,172

Legg Mason Value($)
Shares sold	$41,106,885	$3,412,086	$217,637,741	$95,564,756
Dividends reinvested	17,541	9,049	835,506	410,099
Shares redeemed	(3,208,698)	(36,176)	(30,962,967)	(32,976,683)

Net increase	$37,915,728	$3,384,959	$187,510,280	$62,998,172

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

			Class ADV
	Class S2 Shares		Shares

			April 11,
	Year Ended	Year Ended	2005(1) to
	December 31,	December 31,	December 31,
	2005	2004	2005

Legg Mason Value (Number of Shares)
Shares sold	1,412,919	724,786	268,081
Dividends reinvested	3,968	2,163	21
Shares redeemed	(240,645)	(149,560)	(17,530)

Net increase in shares outstanding	1,176,242	577,389	250,572

Legg Mason Value($)
Shares sold	$13,879,955	$6,498,505	$2,679,062
Dividends reinvested	38,771	21,001	208
Shares redeemed	(2,364,327)	(1,317,713)	(177,992)

Net increase	$11,554,399	$5,201,793	$2,501,278

	Class I Shares		Class S Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Marsico Growth (Number of Shares)
Shares sold	813,674	180,216	2,983,787	3,975,733
Shares redeemed	(350,823)	(103,897)	(7,650,674)	(8,714,862)

Net increase (decrease) in shares outstanding	462,851	76,319	(4,666,887)	(4,739,129)

Marsico Growth($)
Shares sold	$11,768,536	$2,348,696	$43,672,487	$51,384,504
Shares redeemed	(5,120,824)	(1,381,911)	(111,945,138)	(112,922,003)

Net increase (decrease)	$6,647,712	$966,785	$(68,272,651)	$(61,537,499)

	Class S2 Shares		Class ADV Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Marsico Growth (Number of Shares)
Shares sold	478,076	448,816	365,261	145,938
Dividends reinvested Shares redeemed	(87,685)	(47,553)	(77,361)	(25,390)

Net increase in shares outstanding	390,391	401,263	287,900	120,548

Marsico Growth($)
Shares sold	$6,991,876	$5,838,655	$5,358,736	$1,894,401
Dividends reinvested Shares redeemed	(1,261,987)	(608,082)	(1,119,234)	(348,853)

Net increase	$5,729,889	$5,230,573	$4,239,502	$1,545,548

	Class I Shares		Class S Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

MFS Mid Cap Growth (Number of Shares)
Shares sold	456,303	225,566	386,070	4,084,242
Shares redeemed	(119,038)	(136,816)	(13,549,533)	(11,875,187)

Net increase (decrease) in shares outstanding	337,265	88,750	(13,163,463)	(7,790,945)

MFS Mid Cap Growth($)
Shares sold	$5,041,744	$2,406,700	$4,361,119	$44,188,434
Shares redeemed	(1,347,080)	(1,441,062)	(151,953,024)	(124,995,383)

Net increase (decrease)	$3,694,664	$965,638	$(147,591,905)	$(80,806,949)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class S2 Shares

	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004

MFS Mid Cap Growth (Number of Shares)
Shares sold	410,652	624,205
Shares redeemed	(281,038)	(100,209)

Net increase in shares outstanding	129,614	523,996

MFS Mid Cap Growth($)
Shares sold	$4,607,007	$6,589,281
Shares redeemed	(3,119,483)	(1,049,732)

Net increase	$1,487,524	$5,539,549

		Class S
	Class I Shares	Shares

	April 29,	May 2,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

MFS Utilities (Number of Shares)
Shares sold	1,522,678	17,558,486
Dividends reinvested	13,630	403,147
Shares redeemed	(1,037,177)	(2,901,554)

Net increase in shares outstanding	499,131	15,060,079

MFS Utilities($)
Shares sold	$15,968,815	$196,227,918 *
Dividends reinvested	155,516	4,595,874
Shares redeemed	(11,679,201)	(32,174,809)

Net increase	$4,445,130	$168,648,983

	Class I Shares		Class S Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Oppenheimer Main Street (Number of Shares)
Shares sold	198,845	3,545	658,204	667,819
Dividends reinvested	772	86	329,177	303,449
Shares redeemed	(62,649)	(2,432)	(6,427,712)	(6,821,552)

Net increase (decrease) in shares outstanding	136,968	1,199	(5,440,331)	(5,850,284)

Oppenheimer Main Street($)
Shares sold	$3,332,894	$54,594	$10,927,960	$10,320,945
Dividends reinvested	12,684	1,408	5,414,962	4,973,523
Shares redeemed	(1,058,076)	(37,900)	(107,401,215)	(105,114,341)

Net increase (decrease)	$2,287,502	$18,102	$(91,058,293)	$(89,819,873)

	Class S2 Shares

	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004

Oppenheimer Main Street (Number of Shares)
Shares sold	87,174	64,648
Dividends reinvested	1,990	1,556
Shares redeemed	(10,068)	(25,911)

Net increase in shares outstanding	79,096	40,293

Oppenheimer Main Street($)
Shares sold	$1,441,514	$1,004,524
Dividends reinvested	32,636	25,453
Shares redeemed	(167,583)	(408,239)

Net increase	$1,306,567	$621,738

(1)	Commencement of operations.

*	Includes in-kind subscriptions from a substitution.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

		Class S
	Class I Shares	Shares

	April 29,	May 3,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Pioneer Fund (Number of Shares)
Shares sold	2,916,903	7,739,567
Dividends reinvested	11,853	30,124
Shares redeemed	(366,878)	(297,057)

Net increase in shares outstanding	2,561,878	7,472,634

Pioneer Fund($)
Shares sold	$31,102,498	$83,012,125 *
Dividends reinvested	132,275	336,186
Shares redeemed	(4,043,147)	(3,168,741)

Net increase	$27,191,626	$80,179,570

		Class S
	Class I Shares	Shares

	May 2,	April 29,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Pioneer Mid Cap Value (Number of Shares)
Shares sold	2,355,362	64,999,675
Shares redeemed	(332,789)	(3,918,816)

Net increase in shares outstanding	2,022,573	61,080,859

Pioneer Mid Cap Value($)
Shares sold	$25,097,674 *	$689,283,469 *
Shares redeemed	(3,507,760)	(41,913,576)

Net increase	$21,589,914	$647,369,893

	Class I Shares

		May 3
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Stock Index (Number of Shares)
Shares sold	4,291,614	37,599,382
Dividends reinvested	—	478,992
Shares redeemed	(5,004,273)	(3,320,902)

Net increase (decrease) in shares outstanding	(712,659)	34,757,472

Stock Index($)
Shares sold	$45,578,166	$385,447,459
Dividends reinvested	—	5,139,586
Shares redeemed	(54,826,161)	(33,964,848)

Net increase (decrease)	$(9,247,995)	$356,622,197

(1)	Commencement of operations.

*	Includes in-kind subscriptions from a substitution.

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Liquid Assets) of the Portfolios’ net assets, at market value, at time of purchase.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Shares/	Initial			Percent
		Principal	Acquisition			of Net
Portfolio	Security	Amount	Date	Cost	Value	Assets

MFS Total Return	Finning International, Inc.	3,560	11/16/2004	$90,999	$113,186	0.0%
	Spirit Master Funding LLC, 5.050%, due
	07/20/23	1,478,861	10/4/2005	$1,459,797	$1,446,482	0.0

				$1,550,796	$1,559,668	0.1%

PIMCO Core Bond	Received a fixed rate equal to 2.090% and pay a floating rate based on IRS EUR FRCPXTOB.	7,800,000	10/14/2005	$—	$50,982	0.0%
	Received a fixed rate equal to 4.000% and pay a floating rate based on 6-month LIBOR.	8,100,000	11/7/2005	$243,140	$366,696	0.0
	Counterparty:
	Received a fixed rate equal to 5.000% and pay a floating rate based on 3-month LIBOR.	2,800,000	12/7/2005	$—	$12,093	0.0
	Counterparty: Goldman Sachs International
	Received a fixed rate equal to 5.000% and pay a floating rate based on 3-month LIBOR.	45,400,000	12/7/2005	$—	$221,965	0.0
	Counterparty: Goldman Sachs International
	Kappa-Jefferson, 5.164%, due 11/29/13	801,060	11/28/2005	$945,168	$7,696	0.0
	Kappa-Jefferson, 5.664%, due 11/29/14	801,060	11/28/2005	$945,168	$7,696	0.0
	Kappa-Jefferson Term C, 5.664%, due 11/29/14	156,926	11/28/2005	$184,839	$1,191	0.0
	Kappa-Jefferson Term B, 5.164%, due 11/29/13	156,926	11/28/2005	$184,839	$1,191	0.0
	Kappa-Jefferson Term C, 5.664%, due 11/29/14	142,014	11/28/2005	$167,275	$1,077	0.0
	Kappa-Jefferson Term B, 5.164%, due 11/29/13	156,926	11/28/2005	$184,839	$1,191	0.0
	EURO Call Swaption, Call, 3 month LIBOR, 4.500%, expires 06/02/06	5,100,000	6/2/2005	$147,470	$22,721	0.0
	EURO Call Swaption, Call, 3 month LIBOR, 5.750%, expires 04/27/09	500,000	4/28/2004	$25,850	$64,883	0.0
	EURO Call Swaption, Call, 3 month LIBOR, 4.250%, expires 10/12/06	48,300,000	10/12/2005	$148,523	$69,069	0.0
	EURO Call Swaption, Call, 3 month LIBOR, 4.500%, expires 10/04/06	9,100,000	10/4/2005	$46,410	$22,250	0.0
	EURO Call Swaption, Call, 3 month LIBOR, 4.250%, expires 10/24/06	12,100,000	10/24/2005	$37,661	$18,561	0.0
	EURO Call Swaption, Call, 3 month LIBOR, 4.750%, expires 08/08/06	48,500,000	11/8/2005	$197,880	$180,468	0.0
	EURO Call Swaption, Call, 3 month LIBOR, 4.500%, expires 10/18/06	36,900,000	10/18/2005	$160,515	$102,286	0.0
	EURO Call Swaption, Call, 3 month LIBOR, 4.250%, expires 10/19/06	8,400,000	10/19/2005	$25,620	$12,524	0.0
	EURO Call Swaption, Call, 3 month LIBOR, 4.500%, expires 04/04/06	12,300,000	10/5/2005	$39,360	$6,827	0.0
	EURO Call Swaption, Call, 3 month LIBOR, 4.500%, expires 10/04/06	16,400,000	10/5/2005	$83,640	$42,853	0.0
	EURO Call Swaption, Call, 3 month LIBOR, 4.500%, expires 04/04/06	9,300,000	10/4/2005	$28,830	$5,162	0.0
	EURO Put Swaption, Put, 3 month LIBOR, 6.250%, expires 04/27/09	500,000	4/28/2004	$35,750	$14,964	0.0
	CDS Radioshack -.35 12/20/08	700,000	9/29/2003	$—	$8,373	0.0
	RUSSIA SP .58 5/27/05 MYC	100,000	5/26/2005	$—	$136	0.0
	RUSSIA CRED DEF/0.61 3/07	1,900,000	3/11/2005	$—	$5,502	0.0
	RUSSIA CRED DEF/0.70 GST	2,100,000	3/15/2005	$—	$8,337	0.0
	RUSSIA SP .77 5/19/05 JPM	100,000	5/18/2005	$—	$531	0.0
	Satbirds Finance SARL, 5.086%, due 04/04/13	500,000	10/11/2005	$600,657	$591,652	0.1
	SigmaKalon Group BV, 4.588%, due 06/30/12	400,000	11/10/2005	$465,161	$462,552	0.0
	SigmaKalon Group BV, 5.087%, due 09/19/12	900,000	11/10/2005	$1,046,614	$1,060,600	0.1

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Shares/	Initial			Percent
		Principal	Acquisition			of Net
Portfolio	Security	Amount	Date	Cost	Value	Assets

	SigmaKalon Group BV, 5.587%, due 09/19/13	900,000	11/10/2005	$1,046,614	$1,066,239	0.1
	UPC Broadband, 4.599%, due 04/01/10	2,100,000	10/4/2005	$2,488,074	$2,465,831	0.2

				$9,479,897	$6,904,099	0.6%

PIMCO High Yield	ABITIBI SP LSI 06/20/2006	1,700,000	11/8/2005	$—	$1,296	0.0%
	Amadeus Halde, 4.898%, due 04/08/13	1,500,000	12/19/2005	$1,514,063	$1,507,688	0.2
	Amadeus Halde, 5.398%, due 04/08/14	1,500,000	12/19/2005	$1,514,063	$1,513,938	0.2
	AmeriGas Partners LP, 8.830%, due 04/19/10	375,000	4/30/2004	$397,845	$388,592	0.1
	Bombardier Capital, Inc., 7.090%, due 03/30/07	2,000,000	4/30/2004	$2,069,568	$2,012,500	0.3
	Brenntag AG, 6.810%, due 02/27/12	1,000,000	4/30/2004	$1,010,823	$1,003,167	0.1
	Charter Communications, Inc., 6.930%, due 04/26/11	1,086,250	4/30/2004	$1,083,763	$1,090,451	0.2
	Charter Communications, Inc., 0.000%, due 04/27/10	2,500,000	12/19/2005	$2,506,250	$2,501,173	0.3
	CMS ENERGY 1.8 12/20/2010	1,225,000	12/6/2005	$—	$4,381	0.0
	Continental Airlines, Inc., 6.920%, due 04/02/13	1,544,485	4/30/2004	$1,529,040	$1,544,025	0.2
	Eastman Kodak Co., 6.550%, due 10/18/12	2,500,000	12/19/2005	$2,509,375	$2,506,423	0.3
	Farrell Gas, 8.780%, due 08/01/07	2,500,000	5/20/2004	$2,589,866	$2,548,862	0.4
	Gaz Capital SA, 8.625%, due 04/28/34	300,000	10/4/2005	$—	$380,250	0.1
	GMAC SP UAG 7.5 03/20/06	3,000,000	12/6/2005	$—	$25,318	0.0
	Goodyear Tire & Rubber Co., 7.060%, due 04/01/10	3,000,000	4/1/2005	$3,000,000	$3,024,375	0.4
	Hawaiian Telcom Communications, Inc., 6.780%, due 10/31/12	2,000,000	12/19/2005	$2,011,250	$2,013,750	0.3
	Headwaters, Inc., 6.430%, due 04/30/11	1,404,781	12/6/2004	$1,422,474	$1,415,903	0.2
	Headwaters, Inc, 7.750%, due 04/30/11	32,468	7/21/2005	$32,899	$32,725	0.0
	Hertz Corp., 0.000%, due 12/21/12	195,000	12/20/2005	$195,000	$197,201	0.0
	Hertz Corp., 4.500%, due 12/21/12	165,000	12/20/2005	$165,000	$167,303	0.0
	Hertz Corp., 5.000%, due 12/21/12	1,140,000	12/20/2005	$1,140,000	$1,155,912	0.2
	INEOS Holdings Ltd., 9.451%, due 10/07/06	1,300,000	12/12/2005	$1,542,739	$1,522,151	0.2
	Intelsat Bermuda Ltd., 0.000%, due 04/24/06	1,875,000	10/24/2005	$1,872,656	$1,880,306	0.3
	Invensys PLC, 8.529%, due 09/05/09	1,600,000	4/30/2004	$1,609,637	$1,644,000	0.2
	Invensys PLC, 6.881%, due 09/05/09	491,240	4/30/2004	$492,514	$499,714	0.1
	IRS USD R3ML-5.0 6/21/06	41,900,000	12/13/2005	$13,408	$180,970	0.0
	Kappa-Jefferson, 7.114%, due 11/29/13	1,050,000	11/28/2005	$1,050,000	$1,049,519	0.1
	Kappa-Jefferson, 7.614%, due 11/29/14	1,050,000	11/28/2005	$1,050,000	$1,049,519	0.1
	Qwest Corp., 9.020%, due 06/30/07	640,000	4/30/2004	$653,469	$655,840	0.1
	SigmaKalon Group BV, 4.588%, due 06/30/12	1,500,000	12/13/2005	$1,741,728	$1,734,570	0.2
	UPC Financing Partnership, 7.280%, due
	09/15/12	2,500,000	3/3/2005	$2,511,239	$2,525,447	0.3

				$37,228,669	$37,777,269	5.2%

JPMorgan Emerging	OAO Gazprom ADR	63,387	8/10/2005	$10,261	$4,546,926	1.1%
Markets Equity	Reliance Industries Ltd. GDR	232,199	4/27/2004	$56,819	$9,178,826	0.0

				$67,080	$13,725,752	3.3%

Julius Baer Foreign	Bulgarian Compensation Notes	230,636	4/4/2005	$105,798	$82,750	0.0%
	Bulgarian Housing Compensation Notes	10,684	4/26/2005	$4,856	$3,801	0.0
	Bulgarian Registered Comp Vouchers	327,324	4/5/2005	$48,730	$116,256	0.0
	Centrenergo ADR	2,095	12/17/2003	$4,961	$12,239	0.0
	Ukrnafta Open JT STK ADR	233	12/13/2004	$26,795	$56,067	0.0

				$191,140	$271,113	0.0%

Marsico International	Hyundai Motor Co. GDR	62,690	10/4/2005	$2,459,449	$3,017,132	1.5%
	Reliance Industries Ltd. GDR	53,905	9/27/2005	$1,923,910	$2,130,865	1.1
	Samsung Electronics Co., Ltd. GDR	9,995	9/9/2005	$2,894,826	$3,258,003	1.7

				$7,278,185	$8,406,000	4.3%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Shares/	Initial			Percent
		Principal	Acquisition			of Net
Portfolio	Security	Amount	Date	Cost	Value	Assets

Liquid Assets	Goldman Sachs Group LP, 2.503%, due 02/13/06	17,200,000	1/13/2005	$17,200,000	$17,200,000	2.1%
	Money Market Trust Series A, 3.295%, due 07/10/06	23,000,000	7/30/2004	$23,000,000	$23,000,000	2.8
	Newcastle CDO I Ltd., 4.409%, due 09/24/38	9,500,000	10/23/2003	$9,500,000	$9,500,000	1.1
	Newcastle CDO III Corp., 4.409%, due
	09/24/38	10,250,000	9/22/2005	$10,250,000	$10,250,000	1.2

				$59,950,000	$59,950,000	7.3%

Evergreen Health Sciences	Seattle Genetics, Inc.	17,461	9/22/2005	$11,810	$82,416	0.0%
	Synovis Life Technologies, Inc.	35,000	6/16/2004	$3,735	$351,050	0.2
	Tercica, Inc.	18,500	9/8/2005	$210,119	$132,645	0.1

				$225,664	$566,111	0.3%

Janus Contrarian	All America Latina Logistica SA GDR	7,400	9/28/2005	$279,128	$316,056	0.4%
	Ames Department Stores, Inc., 10.000%, due 04/15/06	25,000	10/4/2000	$11,111	$—	0.0
	Ballarpur GDR	74,559	11/13/2003	$616,603	$928,882	1.1
	Reliance Industries Ltd. GDR	62,526	6/5/2003	$983,838	$2,471,653	2.9

				$1,890,680	$3,716,591	4.3%

MFS Utilities	Mirant North America LLC, 7.375%, due 12/31/13	5,000	12/20/2005	$5,000	$5,081	0.0%
	Rosetta Resources, Inc.	93,780	6/28/2005	$1,709,975	$1,688,040	1.0

				$1,714,975	$1,693,121	1.0%

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Portfolio can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2005, the Portfolio had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral

MFS Total Return	$380,158,625	$389,808,000
Limited Maturity	82,799,281	84,371,000
PIMCO Core Bond	78,529,811	80,136,000
PIMCO High Yield	239,491,064	247,523,000
International	9,998,522	10,330,000
JPMorgan Emerging Markets Equity	25,010,568	25,975,000
Julius Baer Foreign	45,793,641	49,375,000
Eagle Asset Capital Appreciation	29,854,005	30,842,000
Janus Contrarian	14,026,070	14,532,000
JPMorgan Small Cap Equity	74,082,010	74,503,000
Marsico Growth	188,945,870	193,395,000
MFS Mid Cap Growth	179,226,127	184,224,000
Oppenheimer Main Street	60,091,899	62,042,000
Pioneer Mid Cap Value	128,421,089	132,625,000
Stock Index	42,473,731	43,887,000

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 12 — REORGANIZATIONS

On December 3, 2005, JPMorgan Emerging Markets Equity as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING VP Emerging Markets Fund, Inc., also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquired
			Total net assets	Portfolio
		Total net assets	of Acquiring	Unrealized
		of Acquired	Portfolio	Appreciation	Conversion
Acquiring Portfolio	Acquired Portfolio	Portfolio (000’s)	(000’s)	(000’s)	Ratio

JPMorgan Emerging Markets Equity	ING VP Emerging Markets Fund	$33,852	$359,564	$7,642	0.7244

The net assets of JPMorgan Emerging Markets Equity after the acquisition were approximately $393,415,482.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2005:

		Undistributed
		Net Investment	Accumulated
	Paid-in	Income on	Net Realized
	Capital	Investments	Gains/(Losses)

MFS Total Return	$—	$1,107,734	$(1,107,734)
Limited Maturity Bond	—	184,325	(184,325)
PIMCO Core Bond	—	2,801,430	(2,801,430)
PIMCO High Yield	—	2,000,624	(2,000,624)
International	—	3,654,671	(3,654,671)
JPMorgan Emerging Markets Equity	2,188,946	1,007,194	(3,196,140)
Julius Baer Foreign	—	(5,632,548)	5,632,548
Marsico International Opportunities	(3,289)	127,098	(123,809)
VP Index Plus International Equity	(13,682)	33,655	(19,973)
Evergreen Health Sciences	—	41,845	(41,845)
Evergreen Omega	(13,532)	5,676	7,856
Janus Contrarian	—	329,773	(329,773)
JPMorgan Small Cap Equity	—	(224,837)	224,837
JPMorgan Value Opportunities	(47,207)	35,064	12,143
Legg Mason Value	—	882,457	(882,457)
Marsico Growth	(187,805)	102,738	85,067
MFS Mid Cap Growth	(2,519,803)	2,618,000	(98,197)
MFS Utilities	(15,115)	442,732	(427,617)
Oppenheimer Main Street	—	(4,508)	4,508
Pioneer Fund	(31,905)	40,973	(9,068)
Pioneer Mid Cap Value	(59,358)	59,358	—
Stock Index	—	(43,760)	43,760

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended		Year Ended
	December 31, 2005		December 31, 2004

	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains

MFS Total Return	$37,772,127	$51,122,208	$27,319,252	$—
Limited Maturity Bond	15,914,717	932,054	21,734,136	2,077,257
PIMCO Core Bond	40,966,501	—	19,927,063	1,190,726
PIMCO High Yield	48,565,006	—	24,814,541	—
International	6,746,156	7,779,546	1,844,043	—
JPMorgan Emerging Markets Equity	163,744	—	540,182	—
Julius Baer Foreign	36,757,440	23,516,981	2,176,781	194,760
Marsico International Opportunities	2,884,851	—	—	—
VP Index Plus International Equity	615,883	—	—	—
Liquid Assets	24,869,550	—	8,814,050	—
Eagle Asset Capital Appreciation	2,522,152	—	2,015,740	—
Evergreen Health Sciences	4,352,941	893,641	—	—
Evergreen Omega	62,582	—	22,128	—
Janus Contrarian	46,102	—	—	—
JPMorgan Small Cap Equity	11,689,196	13,039,770	—	231,928
Legg Mason Value	—	892,026	440,149	—
MFS Utilities	5,071,489	—	—	—
Oppenheimer Main Street	5,460,282	—	5,000,384	—
Pioneer Fund	481,284	—	—	—
Stock Index	—	—	4,792,363	347,223

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

				Post-October	Post-October
	Undistributed	Undistributed	Unrealized	Capital	Currency
	Ordinary	Long Term	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

MFS Total Return	$47,834,127	$62,736,746	$80,487,133	$(2,080,081)	$(4,138)	$—	—
Limited Maturity Bond	11,950,169	—	(1,837,369)	(322,019)	—	(2,839,190)	2013
PIMCO Core Bond	32,906,429	—	(8,457,231)	(5,369,206)	—	(284,153)	2013
PIMCO High Yield	2,434,787	5,169,747	4,368,966	(324,687)	—	—	—
International	4,194,037	23,818,791	23,421,033	—	(48,886)	—	—
JPMorgan Emerging Markets Equity	3,175,472	6,807,290	84,697,947	—	—	$(526,369)	2009
						(1,210,238)	2010

						$(1,736,607)

Julius Baer Foreign	134,772	—	96,033,855	—	(2,008,842)	—	—
Marsico International Opportunities	965,742	—	18,906,907	—	(71,795)	—	—
VP Index Plus International Equity	652,816	—	1,504,623	—	(18,001)	—	—
Liquid Assets	—	—	—	—	—	(154,153)	2012
Eagle Asset Capital Appreciation	9,052,180	6,326,022	11,556,814	—	—	—	—
Evergreen Health Sciences	72,880	—	6,825,923	—	—	—	—
Evergreen Omega	—	—	9,390,588	—	—	$(187,352)	2012
						(2,389,083)	2013

						$(2,576,435)

Janus Contrarian	659,554	4,960,900	18,487,274	—	—	—	—
JPMorgan Small Cap Equity	7,122,951	2,919,223	23,880,673	—	—	—	—
JPMorgan Value Opportunities	5,035,229	11,254	4,739,852	—	—	—	—
Legg Mason Value	512,995	1,908,073	84,965,997	—	(4,808)	—	—
Marsico Growth	—	—	255,692,169	—	—	$(312,665,975)	2009
						(367,059,276)	2010
						(110,597,085)	2011

						$(790,322,336)

MFS Mid Cap Growth	—	—	97,011,413	—	—	(904,464,679)	2010
MFS Utilities	1,184,733	—	35,909	—	—	—	—
Oppenheimer Main Street	5,860,825	—	32,755,583	—	—	$(52,427,458)	2009
						(181,337,961)	2010
						(6,207,803)	2011

						$(239,973,222)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

				Post-October	Post-October
	Undistributed	Undistributed	Unrealized	Capital	Currency
	Ordinary	Long Term	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

Pioneer Fund	$173	—	$3,455,314	—	—	—	—
Pioneer Mid Cap Value	3,332,217	—	23,960,789	$(2,180,259)	—	—	—
Stock Index	8,081,666	$1,324,181	31,466,117	—	—	—	—

NOTE 14 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS (continued)

orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/ A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/ A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS

Subsequent to December 31, 2005, the following Portfolios declared dividends from net investment income:

	Per Share		Record
	Amount	Payable Date	Date

PIMCO High Yield
Class I	$0.0573	February 1, 2006	Daily
Class S	0.0551	February 1, 2006	Daily

Liquid Assets
Class I	$0.0035	February 1, 2006	Daily
Class S	0.0033	February 1, 2006	Daily
Class S2	0.0032	February 1, 2006	Daily

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 59.7%
		Aerospace/ Defense: 1.6%
206,290	L	Lockheed Martin Corp.	$13,126,233
119,890	L	Northrop Grumman Corp.	7,206,588
121,990		United Technologies Corp.	6,820,461

			27,153,282

		Agriculture: 1.3%
264,050	L	Altria Group, Inc.	19,729,816
86,430		Archer-Daniels-Midland Co.	2,131,364

			21,861,180

		Auto Parts & Equipment: 0.2%
34,500		Johnson Controls, Inc.	2,515,395

			2,515,395

		Banks: 6.5%
931,724	L	Bank of America Corp.	42,999,063
609,100	L	Mellon Financial Corp.	20,861,675
420,840	L	PNC Financial Services Group, Inc.	26,020,537
152,780	L	SunTrust Banks, Inc.	11,116,273
31,558	@@	UBS AG	2,990,736
100,140		Wells Fargo & Co.	6,291,796

			110,280,080

		Beverages: 0.9%
96,780		Coca-Cola Co.	3,901,202
369,907	@@	Diageo PLC	5,334,063
30,910	L	Molson Coors Brewing Co.	2,070,661
70,330		PepsiCo, Inc.	4,155,096

			15,461,022

		Biotechnology: 0.1%
36,680	@,L	Medimmune, Inc.	1,284,534

			1,284,534

		Building Materials: 1.3%
735,910		Masco Corp.	22,217,123

			22,217,123

		Chemicals: 1.7%
1,710	@@	Air Liquide	327,603
93,060		Air Products & Chemicals, Inc.	5,508,221
64,420		Dow Chemical Co.	2,822,884
200,050	L	EI Du Pont de Nemours & Co.	8,502,125
101,100		PPG Industries, Inc.	5,853,690
20,500		Praxair, Inc.	1,085,680
22,320	L	Sherwin-Williams Co.	1,013,774
25,090	@,@@	Syngenta AG	3,113,752

			28,227,729

		Commercial Services: 0.7%
6,900	@@	Accenture Ltd.	199,203
257,490	@@,L	Accenture Ltd.	7,433,736
234,510		Cendant Corp.	4,045,298

			11,678,237

		Computers: 0.7%
40,950		International Business Machines Corp.	3,366,090
2,039,840	@,L	Sun Microsystems, Inc.	8,546,930

			11,913,020

		Cosmetics/ Personal Care: 0.4%
62,110		Colgate-Palmolive Co.	3,406,734
114,590		Estee Lauder Cos., Inc.	3,836,473

			7,243,207

		Distribution/ Wholesale: 0.1%
25,600		WW Grainger, Inc.	1,820,160

			1,820,160

		Diversified Financial Services: 6.2%
107,880		American Express Co.	5,551,505
26,208		Ameriprise Financial, Inc.	1,074,528
41,470		Capital One Financial Corp.	3,583,008
441,556		Citigroup, Inc.	21,428,713
74,070	L	Countrywide Financial Corp.	2,532,453
97,910		Fannie Mae	4,778,987
50,670		Franklin Resources, Inc.	4,763,487
25,870		Freddie Mac	1,690,605
74,390		Goldman Sachs Group, Inc.	9,500,347
611,470		JPMorgan Chase & Co.	24,269,244
56,250		Lehman Brothers Holdings, Inc.	7,209,563
62,260		MBNA Corp.	1,690,359
179,120		Merrill Lynch & Co., Inc.	12,131,798
80,240		Morgan Stanley	4,552,818

			104,757,415

		Electric: 2.1%
14,900	@	Allegheny Energy, Inc.	471,585
141,820	L	Dominion Resources, Inc.	10,948,504
51,900	L	Entergy Corp.	3,562,935
92,730	L	Exelon Corp.	4,927,672
47,100	L	FirstEnergy Corp.	2,307,429
103,600	L	FPL Group, Inc.	4,305,616
19,900	@	NRG Energy, Inc.	937,688
159,410		PPL Corp.	4,686,654
22,170	L	Public Service Enterprise Group, Inc.	1,440,385
33,410	L	TXU Corp.	1,676,848

			35,265,316

		Electrical Components & Equipment: 0.1%
4,190		Emerson Electric Co.	312,993
32,580	L	Hubbell, Inc.	1,470,010

			1,783,003

		Entertainment: 0.1%
69,420		International Game Technology	2,136,748

			2,136,748

		Environmental Control: 0.2%
217,820	@	Nalco Holding Co.	3,857,592

			3,857,592

		Food: 0.7%
65,430		HJ Heinz Co.	2,206,300
104,270		Kellogg Co.	4,506,549
11,804	@@	Nestle SA	3,514,699
108,280	L	Sara Lee Corp.	2,046,492

			12,274,040

		Forest Products & Paper: 0.8%
235,820	L	Bowater, Inc.	7,244,390
95,070	L	International Paper Co.	3,195,303
70,140		MeadWestvaco Corp.	1,966,024
63,620	@,L	Smurfit-Stone Container Corp.	901,495

			13,307,212

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Gas: 0.2%
66,080		AGL Resources, Inc.	$2,300,245
29,390		Sempra Energy	1,317,848

			3,618,093

		Hand/ Machine Tools: 0.0%
3,560	@@,I	Finning International, Inc.	113,186

			113,186

		Healthcare — Products: 1.0%
16,050		Baxter International, Inc.	604,283
282,080		Johnson & Johnson	16,953,008

			17,557,291

		Healthcare — Services: 0.5%
1,006,260	@,L	Tenet Healthcare Corp.	7,707,952

			7,707,952

		Household Products/ Wares: 0.1%
38,560		Kimberly-Clark Corp.	2,300,104

			2,300,104

		Insurance: 3.4%
52,300	@@	ACE Ltd	2,794,912
6,680		Aflac, Inc.	310,086
286,970	L	Allstate Corp.	15,516,468
19,790		Chubb Corp.	1,932,494
11,770		Cigna Corp.	1,314,709
377,690	@,L	Conseco, Inc.	8,751,077
158,270		Genworth Financial, Inc.	5,472,977
89,400	L	Hartford Financial Services Group, Inc.	7,678,566
63,120		Lincoln National Corp.	3,347,254
170,820	L	Metlife, Inc.	8,370,180
24,700	@@	XL Capital Ltd	1,664,286

			57,153,009

		Internet: 1.1%
1,101,750	@,L	Symantec Corp.	19,280,625

			19,280,625

		Machinery — Diversified: 0.4%
91,940		Deere & Co.	6,262,033

			6,262,033

		Media: 2.8%
78,560	L	Knight-Ridder, Inc.	4,972,848
79,290	L	New York Times Co.	2,097,221
244,110	@@	Reed Elsevier PLC	2,285,555
48,450	L	Tribune Co.	1,466,097
650,778		Viacom, Inc.	21,215,363
625,040		Walt Disney Co.	14,982,209

			47,019,293

		Mining: 0.2%
154,050	@@	BHP Billiton PLC	2,515,697

			2,515,697

		Miscellaneous Manufacturing: 2.4%
52,990		3M Co.	4,106,725
35,500	@	Cooper Industries Ltd.	2,591,500
271,910		General Electric Co.	9,530,446
67,720		Illinois Tool Works, Inc.	5,958,683
644,810	@@,L	Tyco International Ltd.	18,609,217

			40,796,571

		Oil & Gas: 6.2%
51,940	L	Amerada Hess Corp.	6,587,031
22,800		Apache Corp.	1,562,256
63,770	@@,L	BP PLC ADR	4,095,309
102,269		ChevronTexaco Corp.	5,805,811
203,450		ConocoPhillips	11,836,721
261,270		Devon Energy Corp.	16,339,826
41,200	@@,L	EnCana Corp.	1,860,592
58,170		EOG Resources, Inc.	4,267,933
260,004		Exxon Mobil Corp.	14,604,425
254,870	L	Global Santa Fe Corp.	12,271,991
170,870	L	Noble Corp.	12,053,170
108,720	@@,L	Total SA ADR	13,742,208

			105,027,273

		Oil & Gas Services: 0.5%
122,960		BJ Services Co.	4,508,943
107,900	@,L	Cooper Cameron Corp.	4,467,060

			8,976,003

		Packaging & Containers: 0.9%
728,500	@	Owens-Illinois, Inc.	15,327,640

			15,327,640

		Pharmaceuticals: 3.2%
158,140		Abbott Laboratories	6,235,460
44,510	L	Eli Lilly & Co.	2,518,821
627,150		Merck & Co., Inc.	19,949,642
565,190		Wyeth	26,038,303

			54,742,226

		Retail: 3.0%
184,760		Circuit City Stores, Inc.	4,173,728
301,770		Family Dollar Stores, Inc.	7,480,878
890,730		Gap, Inc./ The	15,712,477
26,270		Lowe’s Cos., Inc.	1,751,158
95,020		McDonald’s Corp.	3,204,074
225,370		OfficeMax, Inc.	5,715,383
125,940		TJX Cos., Inc.	2,925,586
224,340		Wal-Mart Stores, Inc.	10,499,112

			51,462,396

		Semiconductors: 0.7%
113,620	L	Analog Devices, Inc.	4,075,549
122,200		Intel Corp.	3,050,112
6,140	@@,#, L	Samsung Electronics Co., Ltd. GDR	2,001,415
68,510	L	Xilinx, Inc.	1,727,137

			10,854,213

		Software: 1.3%
919,920	@	Compuware Corp.	8,251,682
61,510		Microsoft Corp.	1,608,487
990,100	@	Oracle Corp.	12,089,121

			21,949,290

		Telecommunications: 5.2%
185,166		AT&T, Inc.	4,534,715
330,660	@	Cisco Systems, Inc.	5,660,899
414,670	@@,L	Nokia OYJ ADR	7,588,461
4,823,830	@,@@	Nortel Networks Corp.	14,760,920
1,151,270	L	Sprint Corp. — FON Group	26,893,667
710,830		Verizon Communications, Inc.	21,410,200
336,672	@@,L	Vodafone Group PLC ADR	7,228,348

			88,077,210

		Toys/ Games/ Hobbies: 0.4%
59,860		Hasbro, Inc.	1,207,975
291,710		Mattel, Inc.	4,614,852

			5,822,827

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares		Value

	Transportation: 0.5%
58,770	Burlington Northern Santa Fe Corp.	$4,162,091
13,740	CNF, Inc.	767,929
80,580	Norfolk Southern Corp.	3,612,401

		8,542,421

	Total Common Stock (Cost $915,081,388)	1,010,141,648

Principal
Amount			Value

CORPORATE BOND/NOTE: 9.2%
		Aerospace/ Defense: 0.3%
$2,213,000	@@,#	BAE Systems Holdings, Inc., 5.200%, due 08/15/15	$2,172,670
1,914,000		Northrop Grumman Corp., 7.750%, due 02/15/31	2,454,642
32,000		Raytheon Co., 6.150%, due 11/01/08	33,232

			4,660,544

		Airlines: 0.1%
1,317,269	L	Continental Airlines, Inc., 6.648%, due 09/15/17	1,288,055

			1,288,055

		Auto Manufacturers: 0.0%
796,000		Ford Motor Co., 7.450%, due 07/16/31	545,260

			545,260

		Banks: 1.2%
1,023,000		Abbey National Capital Trust I, 8.963%, due 12/29/49	1,395,983
849,000	L	Bank of America Corp., 5.375%, due 06/15/14	864,471
3,651,000		Bank of America Corp., 7.400%, due 01/15/11	4,025,914
91,000	@@,#	Barclays Bank PLC, 6.860%, due 09/29/49	101,681
1,200,000	@@,#	DBS Capital Funding Corp., 7.657%, due 03/31/49	1,329,176
759,000	@@,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	785,519
792,000	@@,#, L	Mizuho Financial Group Cayman Ltd., 5.790%, due 04/15/14	819,537
816,000	@@	Nordea Bank AB, 5.424%, due 04/20/55	810,342
1,149,000	L	Popular North America, Inc., 4.250%, due 04/01/08	1,127,544
2,136,000	L	RBS Capital Trust I, 6.425%, due 12/29/49	2,249,071
1,584,000	#	Unicredito Italiano Capital Trust II, 9.200%, due 10/29/49	1,836,455
2,761,000		Wachovia Corp., 5.250%, due 08/01/14	2,769,388
2,400,000	L	Wells Fargo & Co., 4.750%, due 02/09/15	2,338,889
260,000		Wells Fargo & Co., 6.450%, due 02/01/11	277,391

			20,731,361

		Beverages: 0.3%
1,491,000	@@	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	1,501,118
1,325,000	#	Foster’s Finance Corp., 5.875%, due 06/15/35	1,294,846
2,242,000	#	Miller Brewing Co., 5.500%, due 08/15/13	2,288,817

			5,084,781

		Building Materials: 0.0%
47,000		CRH America, Inc., 6.950%, due 03/15/12	51,202

			51,202

		Chemicals: 0.1%
852,000		Dow Chemical Co., 5.750%, due 12/15/08	874,604
702,000	L	Dow Chemical Co., 6.000%, due 10/01/12	738,807

			1,613,411

		Commercial Services: 0.1%
1,524,000	L	Cendant Corp., 6.875%, due 08/15/06	1,539,872

			1,539,872

		Diversified Financial Services: 1.6%
947,000		Ameriprise Financial, Inc., 5.350%, due 11/15/10	954,499
2,209,000	L	Boeing Capital Corp., 6.500%, due 02/15/12	2,387,463
4,168,000		Citigroup, Inc., 5.000%, due 09/15/14	4,109,940
1,301,000	L	Credit Suisse First Boston USA, Inc., 4.125%, due 01/15/10	1,259,321
1,067,000	L	Credit Suisse First Boston USA, Inc., 4.875%, due 08/15/10	1,059,896
638,000		Ford Motor Credit Co., 4.950%, due 01/15/08	571,909
1,699,000		Ford Motor Credit Co., 5.700%, due 01/15/10	1,445,501
860,000		Fund American Cos, Inc., 5.875%, due 05/15/13	869,079
381,000	L	General Electric Capital Corp., 5.450%, due 01/15/13	390,839
1,332,000	L	General Electric Capital Corp., 6.750%, due 03/15/32	1,568,764
342,000		General Electric Capital Corp., 8.750%, due 05/21/07	359,997
993,000	L	General Motors Acceptance Corp., 5.850%, due 01/14/09	888,957
578,000		General Motors Acceptance Corp., 7.250%, due 03/02/11	531,815
2,130,000		Goldman Sachs Group, Inc., 5.700%, due 09/01/12	2,194,102
1,245,000	L	HSBC Finance Corp., 5.250%, due 01/14/11	1,246,999
1,729,000	L	JPMorgan Chase & Co., 5.125%, due 09/15/14	1,714,525
986,000	L	Lehman Brothers Holdings, Inc., 8.250%, due 06/15/07	1,031,158
1,652,000		Merrill Lynch & Co., Inc., 5.450%, due 07/15/14	1,681,835
1,018,000		Morgan Stanley, 4.750%, due 04/01/14	977,968

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Diversified Financial Services (continued)
$1,189,000		Morgan Stanley, 6.750%, due 04/15/11	$1,281,415
386,000	#	Natexis Ambs Co. LLC, 8.440%, due 12/29/49	415,725
903,000	@@,L	UFJ Finance Aruba AEC, 6.750%, due 07/15/13	987,421

			27,929,128

		Electric: 1.1%
1,454,000	L	Dominion Resources, Inc./ VA, 5.150%, due 07/15/15	1,411,279
1,071,000		DTE Energy Co., 7.050%, due 06/01/11	1,155,316
747,975		Entergy Louisiana, Inc., 8.090%, due 01/02/17	796,339
2,138,000	L	Exelon Generation Co. LLC, 6.950%, due 06/15/11	2,307,890
1,848,000	L	FirstEnergy Corp., 6.450%, due 11/15/11	1,961,264
2,118,000	@@,L	Hydro Quebec, 6.300%, due 05/11/11	2,261,857
726,000		Midamerican Energy Holdings Co., 3.500%, due 05/15/08	700,871
342,000		Midamerican Energy Holdings Co., 5.875%, due 10/01/12	353,557
369,000		Midamerican Funding LLC, 6.927%, due 03/01/29	414,129
1,245,000		Niagara Mohawk Power Corp., 7.750%, due 05/15/06	1,258,430
103,080		Northeast Utilities, 8.580%, due 12/01/06	104,461
1,605,000		Oncor Electric Delivery Co., 7.000%, due 09/01/22	1,788,453
1,569,000	L	Pacific Gas & Electric Co., 4.800%, due 03/01/14	1,531,579
554,000		PSEG Power LLC, 6.950%, due 06/01/12	601,159
729,000		PSEG Power LLC, 8.625%, due 04/15/31	962,144
788,332	#	System Energy Resources, Inc., 5.129%, due 01/15/14	761,758
469,000		TXU Energy Co. LLC, 7.000%, due 03/15/13	500,504

			18,870,990

		Environmental Control: 0.1%
765,000		Waste Management, Inc., 7.000%, due 07/15/28	864,462
1,061,000		Waste Management, Inc., 7.375%, due 08/01/10	1,155,804

			2,020,266

		Food: 0.2%
2,188,000	#	Cadbury Schweppes US Finance LLC, 5.125%, due 10/01/13	2,179,180
1,206,000		Kraft Foods, Inc., 6.250%, due 06/01/12	1,273,940

			3,453,120

		Forest Products & Paper: 0.1%
584,000		MeadWestvaco Corp., 6.800%, due 11/15/32	585,097
1,297,000	L	Weyerhaeuser Co., 6.750%, due 03/15/12	1,378,363

			1,963,460

		Hand/ Machine Tools: 0.1%
1,240,000		Kennametal, Inc., 7.200%, due 06/15/12	1,347,842

			1,347,842

		Healthcare — Services: 0.1%
1,107,000		HCA, Inc., 6.950%, due 05/01/12	1,153,764
285,000		HCA, Inc., 8.750%, due 09/01/10	316,634

			1,470,398

		Insurance: 0.5%
1,536,000		Ace INA Holdings, Inc., 5.875%, due 06/15/14	1,591,533
138,000	L	Allstate Corp., 5.550%, due 05/09/35	135,718
1,056,000		Allstate Corp., 6.125%, due 12/15/32	1,112,237
2,164,000	L	American International Group, Inc., 4.250%, due 05/15/13	2,061,444
807,000	@@	ASIF II, 5.750%, due 02/16/09	826,592
647,000		Genworth Financial, Inc., 5.750%, due 06/15/14	676,412
475,000		Metlife, Inc., 6.500%, due 12/15/32	526,716
928,000	L	St Paul Travelers Cos., Inc./The, 5.500%, due 12/01/15	936,450
432,000		Travelers Property Casualty Corp., 6.375%, due 03/15/33	461,555

			8,328,657

		Media: 0.5%
1,376,000		Cox Communications, Inc., 4.625%, due 06/01/13	1,283,825
1,291,000		Hearst-Argyle Television, Inc., 7.500%, due 11/15/27	1,366,299
791,000		News America Holdings, 8.500%, due 02/23/25	954,133
1,213,000	L	News America, Inc., 6.200%, due 12/15/34	1,208,898
172,000		Time Warner Entertainment Co. LP, 10.150%, due 05/01/12	209,668
1,035,000		Time Warner Entertainment Co. LP, 8.375%, due 07/15/33	1,226,234
1,615,000		Walt Disney Co., 6.375%, due 03/01/12	1,710,388
507,000		Walt Disney Co., 6.750%, due 03/30/06	509,448

			8,468,893

		Mining: 0.1%
982,000	@@	Alcan, Inc., 5.000%, due 06/01/15	954,334

			954,334

		Miscellaneous Manufacturing: 0.1%
1,085,000	@@,L	Tyco International Group SA, 6.750%, due 02/15/11	1,141,986

			1,141,986

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Oil & Gas: 0.2%
$839,000	L	Amerada Hess Corp., 7.300%, due 08/15/31	$973,992
1,149,000	L	Devon Financing Corp. ULC, 6.875%, due 09/30/11	1,258,316
130,000		Ocean Energy, Inc., 4.375%, due 10/01/07	128,580
430,000		Ocean Energy, Inc., 7.250%, due 10/01/11	475,428
194,000		Pemex Project Funding Master Trust, 8.625%, due 02/01/22	239,590
1,050,000		Valero Energy Corp., 6.875%, due 04/15/12	1,145,584

			4,221,490

		Oil & Gas Services: 0.1%
964,000	L	Halliburton Co., 5.500%, due 10/15/10	985,619

			985,619

		Pharmaceuticals: 0.1%
1,350,000		Wyeth, 5.500%, due 03/15/13	1,370,605

			1,370,605

		Pipelines: 0.3%
661,000	L	CenterPoint Energy Resources Corp., 7.875%, due 04/01/13	756,977
1,303,000		Duke Capital LLC, 8.000%, due 10/01/19	1,558,613
1,421,000		Kinder Morgan Energy Partners LP, 6.750%, due 03/15/11	1,515,144
18,000		Kinder Morgan Energy Partners LP, 7.400%, due 03/15/31	20,797
663,000		Kinder Morgan Energy Partners LP, 7.750%, due 03/15/32	793,701

			4,645,232

		Real Estate: 0.3%
2,407,000		EOP Operating LP, 6.800%, due 01/15/09	2,518,468
54,000		EOP Operating LP, 8.100%, due 08/01/10	59,699
1,938,000	#	Socgen Real Estate Co. LLC, 7.640%, due 12/29/49	2,017,194

			4,595,361

		Real Estate Investment Trust: 0.3%
327,000		Boston Properties, Inc., 5.000%, due 06/01/15	315,505
944,000		HRPT Properties Trust, 6.250%, due 08/15/16	963,828
45,000		Kimco Realty Corp., 6.000%, due 11/30/12	47,040
694,000		Simon Property Group LP, 5.100%, due 06/15/15	672,444
1,125,000	L	Simon Property Group LP, 6.375%, due 11/15/07	1,150,075
397,000		Vornado Realty LP, 4.750%, due 12/01/10	385,739
2,471,000		Vornado Realty Trust, 5.625%, due 06/15/07	2,489,140

			6,023,771

		Retail: 0.1%
1,656,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35	1,613,378

			1,613,378

		Telecommunications: 1.0%
512,000		AT&T Wireless Services, Inc., 7.350%, due 03/01/06	514,140
1,181,000		BellSouth Corp., 6.550%, due 06/15/34	1,262,143
594,000	L	Cingular Wireless LLC, 6.500%, due 12/15/11	636,413
1,654,000	@@	Deutsche Telekom International Finance BV, 8.250%, due 06/15/30	2,109,953
461,000	@@,L	France Telecom SA, 7.750%, due 03/01/11	515,461
1,000,000	@@,#	PCCW Capital No. 2 Ltd., 6.000%, due 07/15/13	1,023,290
1,823,000		SBC Communications, Inc., 5.100%, due 09/15/14	1,783,942
595,000	L	SBC Communications, Inc., 6.150%, due 09/15/34	599,668
1,187,000	L	Sprint Capital Corp., 6.875%, due 11/15/28	1,300,903
2,557,000		TCI Communications Finance, 9.650%, due 03/31/27	2,767,751
609,000	@@	Telecom Italia Capital SA, 5.250%, due 11/15/13	598,545
845,000	@@,L	Telecom Italia Capital SA, 6.000%, due 09/30/34	816,759
499,000	@@	Telecomunicaciones de Puerto Rico, Inc., 6.650%, due 05/15/06	501,831
3,298,000	L	Verizon New York, Inc., 6.875%, due 04/01/12	3,442,281

			17,873,080

		Transportation: 0.1%
588,000		CSX Corp., 6.750%, due 03/15/11	630,816
1,010,000	L	Union Pacific Corp., 5.375%, due 05/01/14	1,023,220
401,000		Union Pacific Corp., 6.125%, due 01/15/12	422,357

			2,076,393

		Total Corporate Bond/ Note (Cost $150,078,731)	154,868,489

U.S. GOVERNMENT AGENCY OBLIGATION: 17.5%
		Federal Government Loan Mortgage Corporation: 3.8%
3,286,394		4.500%, due 01/01/19	3,206,309
20,947		4.500%, due 02/01/19	20,421
554,328		4.500%, due 02/01/20	540,412
48,279		4.500%, due 02/01/20	47,067
89,234		4.500%, due 03/01/19	86,994
419,587		4.500%, due 04/01/35	394,892
442,523		4.500%, due 04/01/35	417,390
636,544		4.500%, due 04/01/35	599,081
65,476		4.500%, due 05/01/18	63,880
2,286,871		4.500%, due 08/01/18	2,231,143
1,194,957		4.500%, due 11/01/18	1,165,837
822,438		4.500%, due 11/01/18	802,397
1,965,478		5.000%, due 02/01/19	1,947,559
135,892		5.000%, due 03/01/18	134,774
800,772		5.000%, due 03/01/34	777,072
79,590		5.000%, due 04/01/20	78,830
19,864		5.000%, due 04/01/20	19,674
540,448		5.000%, due 04/01/34	524,453
740,445		5.000%, due 05/01/18	734,353

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Federal Government Loan Mortgage Corporation (continued)
$1,696,783		5.000%, due 05/01/18	$1,682,823
18,470		5.000%, due 05/01/20	18,293
662,518		5.000%, due 05/01/35	641,607
40,340		5.000%, due 06/01/19	39,973
18,097		5.000%, due 06/01/19	17,932
1,428,269		5.000%, due 08/01/35	1,383,190
657,754		5.000%, due 08/01/35	636,994
4,158,947		5.000%, due 09/01/33	4,042,184
958,635		5.000%, due 09/01/35	928,378
645,760		5.000%, due 10/01/35	625,378
762,459		5.000%, due 10/01/35	738,393
2,014,938		5.000%, due 10/01/35	1,951,342
2,030,742		5.000%, due 11/01/33	1,973,729
73,094		5.000%, due 12/01/17	72,511
804,872		5.500%, due 01/01/19	810,127
31,121		5.500%, due 01/01/19	31,324
3,951,300		5.500%, due 01/01/34	3,925,944
27,152		5.500%, due 02/01/20	27,325
20,784		5.500%, due 02/01/20	20,916
73,751		5.500%, due 04/01/19	74,241
364,759		5.500%, due 04/01/34	361,882
3,214,760		5.500%, due 05/01/33	3,194,131
186,377		5.500%, due 05/01/35	184,765
78,362		5.500%, due 06/01/19	78,873
1,520,574		5.500%, due 06/01/25	1,518,832
189,962		5.500%, due 07/01/19	191,202
692,301		5.500%, due 07/01/25	691,507
955,305		5.500%, due 07/01/35	947,046
163,596		5.500%, due 08/01/19	164,664
1,100,483		5.500%, due 08/01/25	1,099,222
1,090,266		5.500%, due 09/01/25	1,089,017
529,988		5.500%, due 09/01/35	525,406
1,298,729		5.500%, due 10/01/34	1,288,485
262,831		5.500%, due 11/01/34	260,758
26,482		5.500%, due 12/01/19	26,654
814,631		5.500%, due 12/01/33	809,404
2,115,146		5.500%, due 12/01/33	2,101,572
1,443,067		6.000%, due 02/01/23	1,469,606
217,553		6.000%, due 04/01/16	222,150
303,846		6.000%, due 04/01/17	310,248
343,296		6.000%, due 04/01/34	346,864
110,597		6.000%, due 05/01/17	112,928
45,049		6.000%, due 05/01/34	45,518
26,987		6.000%, due 05/01/34	27,268
178,332		6.000%, due 06/01/17	182,090
178,622		6.000%, due 07/01/17	182,386
811,490		6.000%, due 07/01/34	819,923
293,382		6.000%, due 07/01/34	296,431
111,957		6.000%, due 07/01/34	113,121
404,394		6.000%, due 07/01/35	408,606
934,418		6.000%, due 08/01/19	953,847
1,275,470		6.000%, due 08/01/19	1,301,991
2,801,742		6.000%, due 08/01/34	2,830,860
1,030,141		6.000%, due 08/01/34	1,040,847
64,497		6.000%, due 08/01/34	65,167
97,976		6.000%, due 08/01/34	98,995
972,075		6.000%, due 08/01/35	982,201
361,142		6.000%, due 09/01/19	368,651
321,844		6.000%, due 09/01/34	325,188
227,021		6.000%, due 10/01/17	231,805
56,632		6.000%, due 10/01/18	57,828
187,314		6.000%, due 11/01/19	191,269
145,183		6.500%, due 05/01/34	148,842
131,952		6.500%, due 05/01/34	135,278
102,935		6.500%, due 06/01/34	105,529
85,968		6.500%, due 06/01/34	88,134
151,262		6.500%, due 06/01/34	155,075
874,859		6.500%, due 08/01/34	896,909
370,899		6.500%, due 08/01/34	380,247
67,066		6.500%, due 08/01/34	68,757
100,714		6.500%, due 08/01/34	103,253
43,599		6.500%, due 08/01/34	44,698
494,250		6.500%, due 10/01/34	507,565

			63,588,637

		Federal Home Loan Bank: 0.7%
2,650,000	L	3.250%, due 07/21/06	2,630,766
8,170,000		3.750%, due 09/28/06	8,116,184
990,000		3.900%, due 02/25/08	974,013

			11,720,963

		Federal Home Loan Mortgage Corporation: 0.5%
4,294,000		3.750%, due 11/15/06	4,259,193
1,949,000		4.125%, due 11/18/09	1,909,657
2,370,000		4.875%, due 11/15/13	2,385,068

			8,553,918

		Federal National Mortgage Association: 11.4%
2,202,000		3.000%, due 03/02/07	2,158,704
2,775,000		3.250%, due 07/31/06	2,753,064
154,571		4.010%, due 08/01/13	145,614
577,265		4.019%, due 08/01/13	545,121
53,461		4.500%, due 02/01/20	52,040
585,749		4.500%, due 02/01/35	553,086
1,442,081		4.500%, due 03/01/19	1,405,857
1,515,441		4.500%, due 03/01/35	1,427,672
846,160		4.500%, due 04/01/18	825,539
1,258,711		4.500%, due 04/01/20	1,227,092
406,134		4.500%, due 05/01/20	395,338
1,745,010		4.500%, due 06/01/18	1,702,483
1,173,959		4.500%, due 07/01/18	1,145,348
431,295		4.500%, due 07/01/20	420,461
663,343		4.500%, due 09/01/35	624,924
1,353,879		4.518%, due 05/01/14	1,313,246
156,598		4.621%, due 04/01/13	153,287
1,987,000	L	4.625%, due 10/15/14	1,967,092
382,624		4.630%, due 04/01/14	372,489
883,690		4.771%, due 12/01/12	872,583
22,179		4.845%, due 06/01/13	21,905
459,152		4.846%, due 08/01/14	454,436
478,443		4.880%, due 03/01/20	474,948
2,332,553		4.925%, due 04/01/15	2,319,008
240,000		4.940%, due 08/01/15	238,580
53,644		5.000%, due 02/01/18	53,164
4,535,577		5.000%, due 02/01/18	4,495,704
64,337		5.000%, due 03/01/20	63,672
471,708		5.000%, due 03/01/34	458,125
633,166		5.000%, due 05/01/20	626,625
560,138		5.000%, due 05/01/34	544,009
220,877		5.000%, due 06/01/18	218,900
753,211		5.000%, due 06/01/34	731,523
462,690		5.000%, due 06/01/35	448,472
2,071,791		5.000%, due 07/01/19	2,051,358
94,267		5.000%, due 07/01/19	93,337
230,485		5.000%, due 07/01/20	228,104
297,382		5.000%, due 07/01/35	288,244
443,301		5.000%, due 07/01/35	429,679
672,987		5.000%, due 07/01/35	652,307
611,600		5.000%, due 08/01/34	593,989
1,132,154		5.000%, due 08/01/35	1,097,364
899,225		5.000%, due 09/01/19	890,357
1,680,874		5.000%, due 09/01/34	1,632,475
1,125,088		5.000%, due 11/01/17	1,115,197
154,424		5.000%, due 11/01/19	152,901
2,531,784		5.000%, due 12/01/18	2,505,628
297,603		5.000%, due 12/01/34	289,033
855,000	L	5.250%, due 04/15/07	860,267
617,733		5.500%, due 01/01/18	622,195
608,756		5.500%, due 01/01/19	612,988
324,173		5.500%, due 01/01/34	321,897
299,474		5.500%, due 01/01/34	297,372
631,721		5.500%, due 01/01/34	627,286
929,607		5.500%, due 01/01/34	923,080

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Federal National Mortgage Association (continued)
$693,638		5.500%, due 01/01/35	$687,727
441,358		5.500%, due 01/01/35	437,597
458,613		5.500%, due 01/01/35	454,705
487,563		5.500%, due 01/01/35	483,408
655,848		5.500%, due 01/01/35	649,768
1,367,725		5.500%, due 02/01/18	1,377,233
2,220,293		5.500%, due 02/01/33	2,204,705
402,905		5.500%, due 02/01/34	399,472
525,377		5.500%, due 02/01/34	520,900
1,392,973		5.500%, due 02/01/34	1,383,193
326,474		5.500%, due 02/01/34	324,182
583,600		5.500%, due 02/01/35	578,190
89,770		5.500%, due 02/01/35	89,005
396,371		5.500%, due 02/01/35	392,696
156,335		5.500%, due 02/01/35	155,003
121,429		5.500%, due 03/01/33	120,612
71,128		5.500%, due 03/01/33	70,649
147,530		5.500%, due 03/01/34	146,494
138,612		5.500%, due 03/01/34	137,431
280,328		5.500%, due 03/01/35	277,729
54,600		5.500%, due 04/01/20	54,965
402,173		5.500%, due 04/01/34	398,746
390,216		5.500%, due 04/01/34	386,890
14,855		5.500%, due 04/01/35	14,729
280,373		5.500%, due 04/01/35	277,774
1,335,635		5.500%, due 04/01/35	1,323,253
969,435		5.500%, due 05/01/25	967,718
26,670		5.500%, due 05/01/33	26,483
718,716		5.500%, due 05/01/34	712,591
619,345		5.500%, due 05/01/34	614,067
1,238,666		5.500%, due 05/01/34	1,228,110
576,583		5.500%, due 05/01/34	571,670
48,699		5.500%, due 05/01/35	48,248
1,013,442		5.500%, due 06/01/19	1,020,396
655,088		5.500%, due 06/01/25	653,928
611,718		5.500%, due 06/01/33	607,424
43,322		5.500%, due 06/01/33	43,018
2,401,821		5.500%, due 06/01/33	2,384,958
370,351		5.500%, due 06/01/34	367,195
208,280		5.500%, due 06/01/34	206,505
832,352		5.500%, due 07/01/19	838,063
394,069		5.500%, due 07/01/19	396,773
460,567		5.500%, due 07/01/19	463,727
219,074		5.500%, due 07/01/19	220,577
299,523		5.500%, due 07/01/19	301,579
6,361,340		5.500%, due 07/01/33	6,316,677
185,763		5.500%, due 07/01/33	184,459
226,116		5.500%, due 07/01/34	224,189
459,102		5.500%, due 07/01/34	455,189
396,288		5.500%, due 07/01/34	392,911
254,828		5.500%, due 07/01/34	252,657
236,055		5.500%, due 07/01/34	234,043
458,141		5.500%, due 07/01/34	454,237
283,385		5.500%, due 07/01/34	280,970
2,745,618		5.500%, due 07/01/34	2,722,220
19,411		5.500%, due 07/01/35	19,231
629,005		5.500%, due 07/01/35	623,173
104,505		5.500%, due 08/01/19	105,222
467,473		5.500%, due 08/01/19	470,681
389,160		5.500%, due 08/01/19	391,830
541,479		5.500%, due 08/01/34	536,865
983,413		5.500%, due 08/01/34	975,033
593,968		5.500%, due 08/01/35	588,462
1,021,768		5.500%, due 08/01/35	1,012,296
156,786		5.500%, due 09/01/19	157,862
144,287		5.500%, due 09/01/19	145,277
301,110		5.500%, due 09/01/19	303,176
219,346		5.500%, due 09/01/19	220,851
486,569		5.500%, due 09/01/19	489,908
48,377		5.500%, due 09/01/34	47,965
47,160		5.500%, due 09/01/34	46,758
558,003		5.500%, due 09/01/34	553,248
307,519		5.500%, due 09/01/34	304,898
1,808,364		5.500%, due 09/01/34	1,792,954
976,900		5.500%, due 09/01/34	968,575
733,710		5.500%, due 09/01/34	727,457
2,494,265		5.500%, due 09/01/34	2,473,009
129,218		5.500%, due 09/01/34	128,117
99,851		5.500%, due 09/01/35	98,925
3,163,122		5.500%, due 09/01/35	3,133,798
1,499,616		5.500%, due 10/01/34	1,486,837
480,363		5.500%, due 10/01/34	476,269
1,433,275		5.500%, due 10/01/34	1,421,061
687,687		5.500%, due 10/01/34	681,826
1,532,598		5.500%, due 10/01/34	1,519,538
80,102		5.500%, due 10/01/35	79,360
1,487,291		5.500%, due 11/01/17	1,498,036
19,929		5.500%, due 11/01/19	20,066
213,507		5.500%, due 11/01/19	214,972
1,535,950	L	5.500%, due 11/01/33	1,525,166
1,610,498		5.500%, due 11/01/33	1,599,190
16,684		5.500%, due 11/01/34	16,542
6,389,645		5.500%, due 11/01/34	6,335,192
927,938		5.500%, due 11/01/34	920,030
2,473,948		5.500%, due 11/01/34	2,452,865
23,764		5.500%, due 12/01/17	23,936
47,999		5.500%, due 12/01/18	48,333
411,514		5.500%, due 12/01/19	414,337
536,057		5.500%, due 12/01/33	532,293
93,208		5.500%, due 12/01/34	92,414
20,575		5.500%, due 12/01/34	20,399
2,427,220		5.500%, due 12/01/34	2,406,536
1,087,435		5.500%, due 12/01/34	1,078,168
427,334		5.500%, due 12/01/34	423,693
1,340,000		5.722%, due 02/01/09	1,359,310
88,280		6.000%, due 01/01/17	90,269
80,571		6.000%, due 01/01/34	81,437
542,352		6.000%, due 02/01/17	554,573
242,633		6.000%, due 02/01/17	248,100
78,937		6.000%, due 03/01/17	80,716
310,012		6.000%, due 03/01/18	316,994
110,943		6.000%, due 03/01/34	112,136
2,602,840		6.000%, due 03/01/34	2,628,264
176,787		6.000%, due 03/01/34	178,514
394,521		6.000%, due 04/01/16	403,388
2,289,574		6.000%, due 04/01/34	2,311,938
1,221,866		6.000%, due 04/01/34	1,235,005
1,705,078		6.000%, due 04/01/34	1,721,733
342,035		6.000%, due 04/01/35	345,376
187,700		6.000%, due 05/01/34	189,533
178,381		6.000%, due 05/01/34	180,123
6,738,000		6.000%, due 05/15/08	6,930,444
2,459,000	L	6.000%, due 05/15/11	2,603,710
1,413,476		6.000%, due 06/01/34	1,427,283
240,528		6.000%, due 06/01/34	242,877
914,990		6.000%, due 06/01/34	923,927
2,014,575		6.000%, due 06/01/34	2,034,253
213,777		6.000%, due 06/01/34	215,865
1,006,322		6.000%, due 07/01/34	1,016,151
675,265		6.000%, due 07/01/34	681,861
775,750		6.000%, due 07/01/34	783,328
483,463		6.000%, due 07/01/34	488,185
62,205		6.000%, due 07/01/34	62,813
4,382		6.000%, due 08/01/16	4,481
1,004,892		6.000%, due 08/01/17	1,027,525
148,279		6.000%, due 08/01/34	149,727
89,950		6.000%, due 08/01/34	90,828
29,889		6.000%, due 08/01/34	30,181
1,938,248		6.000%, due 08/01/34	1,957,181
1,232,869		6.000%, due 08/01/34	1,244,911
6,213		6.000%, due 09/01/16	6,353
116,912		6.000%, due 09/01/35	118,056
77,413		6.000%, due 10/01/17	79,157
279,830		6.000%, due 10/01/34	282,563
79,956		6.000%, due 11/01/16	81,758
2,909,100		6.000%, due 11/01/18	2,974,651

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Federal National Mortgage Association (continued)
$423,879		6.000%, due 11/01/25	$430,679
63,516		6.000%, due 11/01/34	64,137
330,219		6.000%, due 11/01/34	333,445
313,081		6.000%, due 12/01/16	320,136
325		6.000%, due 12/01/16	333
439,773		6.000%, due 12/01/35	444,079
7,378,000	L	6.125%, due 03/15/12	7,905,630
253,987		6.330%, due 03/01/11	265,943
15,419		6.500%, due 01/01/32	15,855
1,359,652		6.500%, due 01/01/33	1,397,781
49,001		6.500%, due 01/01/33	50,375
26,442		6.500%, due 02/01/32	27,189
232,325		6.500%, due 03/01/34	238,418
242,666		6.500%, due 04/01/34	249,030
744,004		6.500%, due 06/01/31	765,013
250,303		6.500%, due 06/01/31	257,371
241,014		6.500%, due 06/01/31	247,820
317,757		6.500%, due 06/01/34	326,090
49,212		6.500%, due 07/01/31	50,602
82,067		6.500%, due 07/01/31	84,385
68,495		6.500%, due 07/01/31	70,429
107,140		6.500%, due 07/01/32	110,144
1,897,836		6.500%, due 07/01/32	1,951,057
556		6.500%, due 07/01/32	572
34,683		6.500%, due 07/01/34	35,593
3,402		6.500%, due 08/01/31	3,498
108,477		6.500%, due 08/01/31	111,540
76,514		6.500%, due 08/01/31	78,675
1,612,934		6.500%, due 08/01/32	1,658,165
1,220,033		6.500%, due 08/01/34	1,252,028
893,320		6.500%, due 09/01/31	918,546
1,826		6.500%, due 09/01/31	1,878
1,853		6.500%, due 09/01/31	1,905
52,046		6.500%, due 11/01/28	53,630
531,413		6.500%, due 12/01/31	546,419
4,114,000		6.625%, due 09/15/09	4,378,172
3,186,000		6.625%, due 11/15/10	3,446,570
137,373		7.500%, due 02/01/30	144,111
553,765		7.500%, due 02/01/32	580,308
451,309		7.500%, due 03/01/31	472,941
13,356		7.500%, due 11/01/31	13,996

			192,435,403

		FICO: 0.0%
410,000		9.650%, due 11/02/18	591,093

			591,093

		Government National Mortgage Association: 1.1%
164,936		4.500%, due 07/20/33	157,313
31,130		4.500%, due 08/15/33	29,886
197,769		4.500%, due 09/15/33	189,864
819,477		4.500%, due 09/20/33	781,601
317,073		4.500%, due 12/20/34	302,364
340,503		5.000%, due 03/15/34	336,542
973,801		5.000%, due 06/15/34	962,472
253,056		5.000%, due 10/15/34	250,112
36,905		5.500%, due 02/15/35	37,170
77,964		5.500%, due 04/20/35	78,330
5,267,272		5.500%, due 05/15/33	5,310,318
1,197,865		5.500%, due 08/15/33	1,207,654
300,629		5.500%, due 08/15/33	303,085
24,765		5.500%, due 09/15/34	24,943
91,397		5.500%, due 09/15/34	92,053
129,154		5.500%, due 10/15/35	130,082
1,410,798		5.500%, due 11/15/32	1,422,500
617,592		6.000%, due 02/20/35	631,300
1,300,122		6.000%, due 04/15/33	1,333,136
44,880		6.000%, due 04/15/34	45,975
250,797		6.000%, due 04/20/35	256,363
330,779		6.000%, due 07/15/34	338,850
748,397		6.000%, due 07/15/34	766,658
301,104		6.000%, due 07/15/34	308,451
22,911		6.000%, due 09/15/32	23,494
986,087		6.000%, due 09/15/32	1,011,181
420,287		6.000%, due 09/15/34	430,542
7,499		6.000%, due 10/15/32	7,690
59,452		6.000%, due 10/15/32	60,966
952,907		6.000%, due 11/20/34	974,081
45,420		6.500%, due 03/15/28	47,573
377,548		6.500%, due 04/15/28	395,442
8,765		6.500%, due 04/15/32	9,162
31,716		6.500%, due 07/15/28	33,219
848,763		6.500%, due 08/15/34	886,298
19,915		6.500%, due 08/15/34	20,796
19,951		6.500%, due 09/15/31	20,859
44,857		6.500%, due 10/15/32	46,886
66,727		6.500%, due 12/15/28	69,889

			19,335,100

		Total U.S. Government Agency Obligation (Cost $300,421,250)	296,225,114

U.S. TREASURY OBLIGATION: 9.2%
		U.S. Treasury Bond: 7.6%
6,410,000	L	3.000%, due 11/15/07	6,252,256
1,983,000	L	3.250%, due 08/15/07	1,947,756
2,054,000	L	3.500%, due 11/15/06	2,038,515
1,982,000	L	3.500%, due 11/15/09	1,921,535
446,000	L	3.875%, due 02/15/13	432,429
379,000	L	4.125%, due 05/15/15	370,813
12,895,000	L	4.250%, due 08/15/15	12,732,304
77,000	L	4.375%, due 05/15/07	76,961
1,301,000	L	4.750%, due 05/15/14	1,333,068
27,159,000	L	4.750%, due 11/15/08	27,428,472
829,000	L	5.000%, due 02/15/11	854,097
2,588,000	L	5.375%, due 02/15/31	2,907,861
6,582,000	L	5.500%, due 02/15/08	6,731,385
11,129,000	L	5.625%, due 05/15/08	11,435,927
4,173,000	L	6.000%, due 02/15/26	4,922,187
24,918,000	L	6.250%, due 08/15/23	29,763,405
2,025,000	L	6.875%, due 05/15/06	2,043,905
13,685,000	L	7.000%, due 07/15/06	13,870,500
338,000	L	8.000%, due 11/15/21	465,767
1,183,000	L	10.375%, due 11/15/12	1,307,770

			128,836,913

		U.S. Treasury Inflation-Indexed Bond: 0.9%
6,699,000	L	3.000%, due 07/15/12	7,849,742
5,049,000	L	4.250%, due 01/15/10	6,482,362

			14,332,104

		U.S. Treasury Note: 0.9%
9,260,000	L	6.625%, due 05/15/07	9,532,016
1,560,000	L	9.875%, due 11/15/15	2,229,212

			11,761,228

		Total U.S. Treasury Obligation (Cost $155,115,278)	154,930,245

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

ASSET-BACKED SECURITY: 0.7%
		Automobile Asset Backed Securities: 0.1%
$1,058,250		AmeriCredit Automobile Receivables Trust, 2.180%, due 07/07/08	$1,052,553
45,000		Capital One Auto Finance Trust, 3.180%, due 09/15/10	44,220
1,173,515		Capital One Auto Finance Trust, 4.790%, due 01/15/09	1,172,308

			2,269,081

		Credit Card Asset Backed Securities: 0.1%
2,414,000		Citibank Credit Card Issuance Trust, 6.650%, due 05/15/08	2,431,195

			2,431,195

		Home Equity Asset Backed Securities: 0.1%
1,160,000		Residential Funding Mortgage Securities II, Inc., 5.320%, due 12/25/35	1,159,536

			1,159,536

		Other Asset Backed Securities: 0.4%
66,000		Countrywide Asset-Backed Certificates, 4.575%, due 07/25/35	65,152
1,178,000		Countrywide Asset-Backed Certificates, 4.823%, due 08/25/35	1,166,858
382,704	#	Falcon Franchise Loan LLC, 7.382%, due 05/05/10	397,844
456,603		Residential Asset Mortgage Products, Inc., 3.800%, due 07/25/30	455,083
689,505		Residential Asset Mortgage Products, Inc., 4.109%, due 01/25/35	676,007
914,000		Small Business Administration Participation Certificates, 5.390%, due 12/01/25	930,427
2,591,786	+	Structured Asset Securities Corp., 4.670%, due 03/25/35	2,567,991

			6,259,362

		Total Asset-Backed Security (Cost $12,150,135)	12,119,174

COLLATERALIZED MORTGAGE OBLIGATION: 2.6%
		Agency Collateral CMO: 0.9%
2,387,187		Small Business Administration CMO, 4.350%, due 07/01/23	2,305,233
850,385		Small Business Administration CMO, 4.770%, due 04/01/24	839,474
1,880,057		Small Business Administration CMO, 4.950%, due 03/01/25	1,874,873
1,179,533		Small Business Administration CMO, 4.990%, due 09/01/24	1,178,274
1,219,000		Small Business Administration CMO, 5.090%, due 10/01/25	1,221,549
3,939,000		Small Business Administration CMO, 5.110%, due 08/01/25	3,953,128
1,369,809		Small Business Administration CMO, 5.180%, due 05/01/24	1,381,959
1,977,528		Small Business Administration CMO, 5.520%, due 06/01/24	2,026,682

			14,781,172

		Commercial Mortgage Backed Securities: 1.7%
656,237		Banc of America Commercial Mortgage, Inc., 5.182%, due 09/10/47	656,238
1,069,472		Bear Stearns Commercial Mortgage Securities, 5.116%, due 02/11/41	1,066,156
350,000		CD 2005-C1 A3 FLT 9/15/20	352,516
1,710,727		Chase Commercial Mortgage Securities Corp., 6.390%, due 11/18/30	1,769,862
195,463		Chase Commercial Mortgage Securities Corp., 7.543%, due 07/15/32	204,832
457,000	#	Criimi Mae CMBS Corp., 6.701%, due 06/20/30	461,772
1,265,110	#	Crimmi Mae Commercial Mortgage Trust, 7.000%, due 06/02/33	1,290,412
1,143,508		Deutsche Mortgage and Asset Receiving Corp., 6.538%, due 06/15/31	1,172,084
1,146,069		Greenwich Capital Commercial Funding Corp., 4.305%, due 08/10/42	1,116,708
1,240,876		Greenwich Capital Commercial Funding Corp., 5.224%, due 04/10/37	1,247,148
1,608,000		Greenwich Capital Commercial Funding Corp., 5.317%, due 06/10/36	1,624,103
1,130,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.780%, due 07/15/42	1,094,775
1,400,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.948%, due 09/12/37	1,371,645
1,671,379		JP Morgan Chase Commercial Mortgage Securities Corp., 5.038%, due 03/15/46	1,653,659
1,608,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.213%, due 05/15/41	1,620,348
341,153		JP Morgan Commercial Mortgage Finance Corp., 6.613%, due 01/15/30	349,327
108,766		LB Commercial Conduit Mortgage Trust, 6.480%, due 02/18/30	111,265
40,086,232	#,ˆ	Morgan Stanley Capital I, 0.567%, due 11/15/30 ;	738,312
1,328,932		Morgan Stanley Capital I, 5.168%, due 01/14/42	1,329,515
1,438,075		Mortgage Capital Funding, Inc., 6.337%, due 11/18/31	1,472,688

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

$382,485		Multi-Family Capital Access One, Inc., 6.650%, due 01/15/24	$395,045
1,478,861	#	Spirit Master Funding LLC, 5.050%, due 07/20/23	1,446,482
75,300	#	TIAA Retail Commercial Trust, 7.170%, due 01/15/32	76,816
1,662,000		Wachovia Bank Commercial Mortgage Trust, 4.847%, due 10/15/41	1,623,692
1,669,000		Wachovia Bank Commercial Mortgage Trust, 5.083%, due 03/15/42	1,657,139
831,000	ˆ	Wachovia Bank Commercial Mortgage Trust, 5.155%, due 12/15/44 ;	841,878
1,172,000		Wachovia Bank Commercial Mortgage Trust, 5.195%, due 10/15/44	1,176,286

			27,920,703

		Whole Loan Collateral CMO: 0.0%
52,828	#	BlackRock Capital Finance LP, 7.750%, due 09/25/26	51,792
748,000		RAAC Series, 4.971%, due 09/25/34	732,294

			784,086

		Total Collateralized Mortgage Obligations (Cost $47,433,582)	43,485,961

OTHER BOND: 0.3%
		Foreign Government Bonds: 0.3%
1,374,000	@@	Egypt Government AID Bonds, 4.450%, due 09/15/15	1,348,989
669,000	@@	Mexico Government Bond, 6.375%, due 01/16/13	712,485
1,169,000	@@,L	Mexico Government Bond, 6.625%, due 03/03/15	1,282,978
708,000	@@,L	United Mexican States, 7.500%, due 04/08/33	840,042

			4,184,494

		Government Trust Certificate: 0.0%
694,000		Israel Aid Bond, 4.625%, due 06/15/13	672,060

			672,060

		Total Other Bond (Cost $4,821,378)	4,856,553

		Total Long-Term Investments (Cost $1,585,101,742)	1,676,627,185

SHORT-TERM INVESTMENT: 23.6%
		Commercial Paper: 0.6%
$10,049,000		MSDW, 4.200%, due 01/03/2006	$10,045,483

		Total Commercial Paper (Cost $10,046,655)	10,045,483

		Securities Lending Collateralcc: 23.0%
389,808,000		The Bank of New York Institutional Cash Reserves Fund	389,808,000

		Total Securities Lending Collateral (Cost $389,808,000)	389,808,000

		Total Short-Term Investments (Cost $399,854,655)	399,853,483

Total Investments in Securities (Cost $1,984,956,397)*	122.7%	$2,076,480,668
Other Assets and Liabilities-Net	(22.7)	(383,601,553)

Net Assets	100.0%	$1,692,879,115

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
ˆ	Interest Only (IO) Security ;
*	Cost for federal income tax purposes is $1,995,995,511. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$120,732,379
Gross Unrealized Depreciation	(40,247,222)

Net Unrealized Appreciation	$80,485,157

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO
AS OF DECEMBER 31, 2005

Principal
Amount			Value

CORPORATE BOND/NOTE: 45.0%
		Aerospace/Defense: 0.7%
$2,274,000		Raytheon Co., 4.500%, due 11/15/07	$2,255,401

			2,255,401

		Auto Manufacturers: 0.4%
1,080,000		DaimlerChrysler NA Holding Corp., 4.750%, due 01/15/08	1,070,658

			1,070,658

		Banks: 6.6%
320,000	@@	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	274,124
1,103,000	@@,#	Banco Santander Chile SA, 4.810%, due 12/09/09	1,100,356
5,000,000		Bank of America Corp., 5.250%, due 02/01/07	5,021,115
640,000	@@	Bank of Ireland, 4.750%, due 12/29/49	555,441
300,000	@@	Bank of Nova Scotia, 4.250%, due 08/21/85	253,912
320,000	@@	Den Norske Bank ASA, 4.186%, due 08/29/49	269,600
1,320,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	1,108,800
1,390,000	@@	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	1,209,468
410,000		M&T Bank Corp., 3.850%, due 04/01/13	400,765
804,000		PNC Funding Corp., 4.500%, due 03/10/10	789,396
1,859,000		Popular North America, Inc., 4.250%, due 04/01/08	1,824,285
1,390,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	1,210,105
440,000	@@	Societe Generale, 4.656%, due 11/29/49	377,343
1,590,000	@@	Standard Chartered PLC, 4.875%, due 11/29/49	1,272,000
2,000,000		Union Planters Bank NA, 5.125%, due 06/15/07	2,005,968
2,000,000		Wells Fargo & Co., 5.250%, due 12/01/07	2,020,232
390,000	@@	Westpac Banking Corp., 4.369%, due 09/30/49	327,910

			20,020,820

		Beverages: 0.3%
886,000	#	Miller Brewing Co., 4.250%, due 08/15/08	870,042

			870,042

		Chemicals: 1.2%
2,000,000		Chevron Phillips Chemical Co. LLC, 5.375%, due 06/15/07	2,007,254
1,596,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	1,621,482

			3,628,736

		Diversified Financial Services: 11.8%
3,000,000	#	AIG SunAmerica Global Financing XII, 5.300%, due 05/30/07	3,016,635
2,506,000		Bear Stearns Cos, Inc./The, 2.875%, due 07/02/08	2,386,885
2,000,000		Boeing Capital Corp., 5.750%, due 02/15/07	2,018,868
1,249,000		Caterpillar Financial Services Corp., 3.800%, due 02/08/08	1,222,476
750,000		CIT Group, Inc., 5.750%, due 09/25/07	760,742
1,000,000		Citigroup Global Markets Holdings, Inc., 6.500%, due 02/15/08	1,033,926
4,000,000		Citigroup, Inc., 5.000%, due 03/06/07	4,007,004
749,000		Countrywide Home Loans, Inc., 2.875%, due 02/15/07	731,829
4,000,000		Credit Suisse First Boston USA, Inc., 5.750%, due 04/15/07	4,042,928
425,000	@@	Financiere CSFB NV, 4.688%, due 03/29/49	354,875
1,000,000		General Electric Capital Corp., 3.500%, due 08/15/07	980,228
3,000,000		General Electric Capital Corp., 3.500%, due 12/05/07	2,929,647
1,257,000		Goldman Sachs Group, Inc., 4.125%, due 01/15/08	1,238,296
4,000,000		JPMorgan Chase & Co., 5.250%, due 05/30/07	4,019,472
4,000,000		Morgan Stanley, 5.800%, due 04/01/07	4,041,972
387,000	@@	Petroleum Export Ltd., 4.623%, due 06/15/10	383,568
525,000	@@,#	Petroleum Export Ltd/ Cayman SPV, 5.265%, due 06/15/11	520,619
2,265,000	#	Pricoa Global Funding I, 3.900%, due 12/15/08	2,202,438

			35,892,408

		Electric: 5.0%
905,000		Appalachian Power Co., 3.600%, due 05/15/08	877,226
140,000		Commonwealth Edison Co., 7.625%, due 01/15/07	143,443
2,000,000		Constellation Energy Group, Inc., 6.350%, due 04/01/07	2,032,214
1,123,000		Consumers Energy Co., 4.250%, due 04/15/08	1,100,473
1,162,000		Entergy Gulf States, Inc., 3.600%, due 06/01/08	1,118,033
1,935,000		Midamerican Energy Holdings Co., 7.630%, due 10/15/07	2,017,477
1,287,000		NiSource, Inc., 3.628%, due 11/01/06	1,273,362
2,000,000		PPL Electric Utilities Corp., 5.875%, due 08/15/07	2,028,652
2,092,000		Public Service Enterprise Group, Inc., 4.875%, due 09/21/08	2,094,379
2,498,000		Tampa Electric Co., 5.375%, due 08/15/07	2,509,693

			15,194,952

		Food: 2.0%
2,305,000		General Mills, Inc., 5.125%, due 02/15/07	2,303,635
850,000		Kellogg Co., 2.875%, due 06/01/08	810,314
3,000,000		Kraft Foods, Inc., 5.250%, due 06/01/07	3,013,191

			6,127,140

		Healthcare — Services: 0.8%
2,300,000		WellPoint Health Networks, 6.375%, due 06/15/06	2,315,500

			2,315,500

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Home Builders: 0.3%
$920,000		Centex Corp., 4.750%, due 01/15/08	$910,826

			910,826

		Insurance: 1.9%
2,000,000		Allstate Corp., 5.375%, due 12/01/06	2,006,506
691,000		AON Corp., 6.950%, due 01/15/07	702,701
1,232,000	#	Metropolitan Life Global Funding I, 4.750%, due 06/20/07	1,228,191
1,088,000	#	Monumental Global Funding II, 2.800%, due 07/15/08	1,035,280
834,000	+	Prudential Financial, Inc., 4.104%, due 11/15/06	828,697

			5,801,375

		Media: 1.5%
806,000		Clear Channel Communications, Inc., 6.000%, due 11/01/06	812,734
544,000	#	COX Enterprises, Inc., 4.375%, due 05/01/08	531,503
3,114,000		Time Warner, Inc., 6.150%, due 05/01/07	3,153,635

			4,497,872

		Oil & Gas: 0.7%
1,998,000	#	Pemex Project Funding Master Trust, 5.791%, due 06/15/10	2,072,925

			2,072,925

		Oil & Gas Services: 0.4%
1,189,000		Halliburton Co., 6.000%, due 08/01/06	1,194,999

			1,194,999

		Packaging & Containers: 0.3%
1,000,000	#	Sealed Air Corp., 5.375%, due 04/15/08	1,004,285

			1,004,285

		Pipelines: 2.1%
876,000		Consolidated Natural Gas Co., 5.375%, due 11/01/06	878,653
1,812,000		Duke Capital LLC, 4.302%, due 05/18/06	1,807,852
1,072,000		Duke Capital LLC, 4.331%, due 11/16/06	1,064,760
1,000,000		Kinder Morgan Energy Partners LP, 5.350%, due 08/15/07	1,002,879
1,700,000		Panhandle Eastern Pipe Line, 2.750%, due 03/15/07	1,653,531

			6,407,675

		Real Estate Investment Trust: 0.7%
2,000,000		Simon Property Group LP, 6.375%, due 11/15/07	2,044,578

			2,044,578

		Retail: 0.4%
1,288,000		May Department Stores Co., 3.950%, due 07/15/07	1,266,981

			1,266,981

		Savings & Loans: 1.0%
3,000,000	S	Washington Mutual, Inc., 7.500%, due 08/15/06	3,045,990

			3,045,990

		Schools: 0.4%
1,200,000		Tulane University of Louisiana, 5.168%, due 11/15/12	1,204,200

			1,204,200

		Telecommunications: 4.9%
1,595,000		Ameritech Capital Funding, 6.150%, due 01/15/08	1,625,359
1,000,000		AT&T Wireless Services, Inc., 7.350%, due 03/01/06	1,004,180
1,543,000		AT&T Wireless Services, Inc., 7.500%, due 05/01/07	1,595,505
2,010,000		Bellsouth Telecommunications, 6.125%, due 09/23/08	2,062,023
1,000,000	@@	Deutsche Telekom International Finance BV, 3.875%, due 07/22/08	977,300
2,156,000		Sprint Capital Corp., 6.000%, due 01/15/07	2,177,620
4,000,000	S	Verizon Global Funding Corp., 4.000%, due 01/15/08	3,924,845
1,435,000	S	Verizon Wireless Capital LLC, 5.375%, due 12/15/06	1,440,054

			14,806,886

		Transportation: 1.6%
780,000		Burlington Northern Santa Fe Corp., 7.875%, due 04/15/07	807,538
4,000,000		Union Pacific Corp., 6.790%, due 11/09/07	4,130,480

			4,938,018

		Total Corporate Bond/ Note (Cost $137,231,945)	136,572,267

U.S. GOVERNMENT AGENCY OBLIGATION: 9.7%
		Agency Collateral CMO: 0.7%
2,306,439		4.500%, due 12/15/16	2,278,645

			2,278,645

		Federal Government Loan Mortgage Corporation: 0.0%
41,049		6.000%, due 04/01/13	41,904
53,200		6.000%, due 04/01/13	54,307
54,034		6.000%, due 06/01/11	55,136

			151,347

		Federal Home Loan Bank: 3.0%
4,070,000	L	3.250%, due 12/17/07	3,961,099
5,095,000		3.625%, due 06/20/07	5,016,420

			8,977,519

		Federal Home Loan Mortgage Corporation: 2.0%
6,000,000		4.000%, due 08/17/07	5,932,128
853		4.250%, due 01/01/17	855
20,623		5.140%, due 07/01/24	20,918

			5,953,901

		Federal National Mortgage Association: 3.9%
2,500,000		3.550%, due 01/12/07	2,470,233
3,984,000	L	4.250%, due 09/15/07	3,953,088
27,286		5.490%, due 12/01/17	27,499
59,410		6.000%, due 02/01/13	60,719
228,975		6.000%, due 03/01/17	234,132
116,279		6.000%, due 04/01/13	118,855
114,240		6.000%, due 05/01/17	116,813

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Federal National Mortgage Association (continued)
$183,033		6.000%, due 07/01/16	$187,158
120,394		6.000%, due 09/01/17	123,106
1,836,000	W	6.500%, due 01/15/35	1,883,622
716,345		6.500%, due 02/01/29	750,297
1,246,697		6.500%, due 10/01/22	1,288,735
234,023		6.500%, due 10/01/32	240,585
71,619		7.000%, due 10/01/32	74,761
139,480		7.000%, due 10/01/32	145,600
87,714		7.500%, due 08/01/27	92,106

			11,767,309

		Government National Mortgage Association: 0.1%
17,478		6.000%, due 01/15/09	17,869
123,341		6.000%, due 04/15/13	126,679
16,141		6.000%, due 12/15/08	16,413
49,622		7.500%, due 01/15/24	52,456
13,438		7.500%, due 07/15/27	14,161
10,294		9.000%, due 12/15/26	11,308
2,297		9.500%, due 03/15/20	2,545
37,241		9.500%, due 07/15/21	41,324

			282,755

		Total U.S. Government Agency Obligation (Cost $29,700,108)	29,411,476

U.S. TREASURY OBLIGATION: 31.0%
		U.S. Treasury Bond: 21.9%
17,400,000	L	3.000%, due 11/15/07	16,971,803
48,370,000	L	4.375%, due 11/15/08	48,392,686
1,285,000	L	4.375%, due 12/15/10	1,286,406

			66,650,895

		U.S. Treasury Note: 9.1%
26,971,000	L	4.000%, due 09/30/07	26,791,913
788,000	L	4.250%, due 11/30/07	785,938

			27,577,851

		Total U.S. Treasury Obligation (Cost $94,533,092)	94,228,746

ASSET-BACKED SECURITY: 9.4%
		Automobile Asset Backed Securities: 3.6%
9,000,000		Honda Auto Receivables Owner Trust, 3.870%, due 04/20/09	8,877,311
2,000,000		USAA Auto Owner Trust, 4.000%, due 12/15/09	1,977,565

			10,854,876

		Credit Card Asset Backed Securities: 3.2%
3,000,000		Capital One Multi-Asset Execution Trust, 3.650%, due 07/15/11	2,914,416
4,500,000		Citibank Credit Card Issuance Trust, 2.550%, due 01/20/09	4,397,841
1,000,000		Citibank Credit Card Master Trust I, 5.875%, due 03/10/11	1,031,150
1,430,000		MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	1,434,437

			9,777,844

		Other Asset-Backed Securities: 2.6%
4,322,969		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.983%, due 04/25/26	4,281,769
624,839		Chase Funding Mortgage Loan, 2.734%, due 09/25/24	621,285
3,000,000		Popular ABS Mortgage Pass-Through Trust, 4.332%, due 07/25/35	2,965,004

			7,868,058

		Total Asset-Backed Security (Cost $28,917,848)	28,500,778

COLLATERALIZED MORTGAGE OBLIGATION: 2.6%
		Commercial Mortgage Backed Securities: 0.4%
1,355,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	1,324,644

			1,324,644

		Whole Loan Collateral CMO: 2.2%
1,632,013		GSR Mortgage Loan Trust, 4.500%, due 08/25/19	1,604,702
4,975,849		Washington Mutual, Inc., 5.304%, due 12/25/35	4,922,981

			6,527,683

		Total Collateralized Mortgage Obligation (Cost $7,912,417)	7,852,327

OTHER BOND: 0.3%
		Multi-National: 0.3%
1,038,000	@@	Corp. Andina de Fomento CAF, 7.250%, due 03/01/07	1,063,458

		Total Other Bond (Cost $1,083,754)	1,063,458

Shares			Value

PREFERRED STOCK: 0.9%
		Banks: 0.9%
246	#	DG Funding Trust	$2,621,438

		Total Preferred Stock (Cost $2,676,091)	2,621,438

		Total Long-Term Investments (Cost $302,055,255)	300,250,490

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 28.1%
	Repurchase Agreement: 0.3%
$893,000	Morgan Stanley Repurchase Agreement dated 12/30/05, 4.230%, due 01/03/06, $893,420 to be received upon repurchase (Collateralized by $930,000 Federal Home Loan Bank, 2.625%, Market Value plus accrued interest $1,677,272 due 05/21/07)	$893,000

	Total Repurchase Agreement (Cost $893,000)	893,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIMITED MATURITY BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount		Value

	Securities Lending Collateralcc: 27.8%
$84,371,000	The Bank of New York Institutional Cash Reserves Fund	$84,371,000

	Total Securities Lending Collateral (Cost $84,371,000)	84,371,000

	Total Short-Term Investments (Cost $85,264,000)	85,264,000

Total Investments in Securities (Cost $387,319,255)*	127.0%	$385,514,490
Other Assets and Liabilities-Net	(27.0)	(81,974,869)

Net Assets	100.0%	$303,539,621

@	Non-income producing security
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
cc	Securities purchased with cash collateral for securities loaned
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $387,351,859. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$561,185
Gross Unrealized Depreciation	(2,398,554)

Net Unrealized Depreciation	$(1,837,369)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2005

Principal
Amount			Value

CORPORATE BOND/NOTE: 3.9%
		Aerospace/Defense: 0.2%
$1,900,000	@@,#	BAE Systems Holdings, Inc., 4.740%, due 08/15/08	$1,902,569

			1,902,569

		Airlines: 0.2%
1,550,000	L	Continental Airlines, Inc., 7.056%, due 09/15/09	1,592,512
250,000		United Airlines, Inc., 9.350%, due 04/07/16	170,169

			1,762,681

		Auto Manufacturers: 0.2%
2,100,000		DaimlerChrysler NA Holding Corp., 4.990%, due 05/24/06	2,102,940

			2,102,940

		Banks: 0.2%
1,700,000	@@,#	Resona Bank Ltd., 5.850%, due 09/01/49	1,696,051

			1,696,051

		Chemicals: 0.2%
400,000	@@,I	SigmaKalon Group BV, 4.588%, due 06/30/12	462,552
900,000	@@,I	SigmaKalon Group BV, 5.087%, due 09/19/12	1,060,600
900,000	@@,I	SigmaKalon Group BV, 5.587%, due 09/19/13	1,066,239

			2,589,391

		Diversified Financial Services: 0.4%
1,400,000	L	CIT Group, Inc., 7.750%, due 04/02/12	1,589,777
900,000	S	Citigroup, Inc., 5.625%, due 08/27/12	928,922
600,000		Ford Motor Credit Co., 7.000%, due 10/01/13	513,403
1,400,000		General Motors Acceptance Corp., 5.625%, due 05/15/09	1,246,489
600,000	L	Morgan Stanley, 5.300%, due 03/01/13	602,090

			4,880,681

		Electric: 0.4%
1,000,000	S	Entergy Gulf States, Inc., 3.600%, due 06/01/08	962,163
3,300,000	S	Midwest Generation LLC, 8.300%, due 07/02/09	3,442,313

			4,404,476

		Forest Products & Paper: 0.2%
1,100,000	@@,I	Kappa-Jefferson, 5.164%, due 11/29/13	1,287,317
1,100,000	@@,I	Kappa-Jefferson, 5.664%, due 11/29/14	1,287,317

			2,574,634

		Healthcare — Services: 0.2%
2,390,000	L	HCA, Inc., 5.250%, due 11/06/08	2,370,459

			2,370,459

		Media: 0.2%
2,100,000	@@,I	UPC Broadband, 4.599%, due 04/01/10	2,465,831

			2,465,831

		Oil & Gas: 0.5%
500,000	@@,S	Conoco Funding Co., 6.350%, due 10/15/11	536,388
150,000		El Paso CGP Co., 7.750%, due 06/15/10	153,750
1,400,000	L	Pemex Project Funding Master Trust, 7.375%, due 12/15/14	1,558,900
2,200,000		Pemex Project Funding Master Trust, 8.625%, due 02/01/22	2,717,000
350,000	#	Pemex Project Funding Master Trust, 9.750%, due 03/30/18	446,600

			5,412,638

		Pipelines: 0.3%
875,000	L	El Paso Corp., 7.750%, due 01/15/32	881,563
925,000	S	El Paso Corp., 7.800%, due 08/01/31	927,313
1,300,000	#	Williams Cos, Inc., 6.375%, due 10/01/10	1,304,875

			3,113,751

		Telecommunications: 0.7%
450,000		AT&T Corp., 9.050%, due 11/15/11	498,660
1,500,000	@@	Eutelsat Communications, 5.086%, due 04/04/13	1,763,866
975,000		MCI, Inc., 7.688%, due 05/01/09	1,009,125
200,000	L	Qwest Capital Funding, Inc., 7.000%, due 08/03/09	203,000
600,000	#	Qwest Communications International, Inc., 7.500%, due 02/15/14	619,500
950,000		Qwest Corp., 8.875%, due 03/15/12	1,075,875
500,000	@@,I	Satbirds Finance SARL, 5.086%, due 04/04/13	591,652
1,900,000		SBC Communications, Inc., 4.125%, due 09/15/09	1,836,232

			7,597,910

		Total Corporate Bond/Note (Cost $42,124,408)	42,874,012

U.S. GOVERNMENT AGENCY OBLIGATION: 63.8%
		Agency Collateral CMO: 0.7%
126,122		3.460%, due 06/25/43	125,749
4,347,960		4.526%, due 10/25/44	4,374,943
298,855		4.635%, due 05/25/34	298,032
166,702		4.820%, due 12/15/29	167,568
481,327		4.879%, due 03/25/17	486,486
997,262		5.000%, due 09/15/16	996,882
621,819		5.279%, due 04/25/32	637,543
151,251		8.250%, due 08/15/21	151,388

			7,238,591

		Agency Collateral PAC CMO: 2.1%
3,878,812	S	2.750%, due 02/15/12	3,850,362
3,453,198		3.500%, due 03/15/10	3,441,119
7,003,348		3.500%, due 05/15/19	6,914,774
409,619		3.500%, due 07/15/32	392,811
3,941,018	S	4.000%, due 08/25/09	3,923,404
4,106,708		5.000%, due 05/15/18	4,104,351
86,742		5.500%, due 07/15/31	86,720

			22,713,541

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Federal Government Loan Mortgage Corporation: 2.7%
$996,030		5.000%, due 08/01/35	$964,593
1,485,830		5.000%, due 09/01/35	1,438,933
1,476,116		5.500%, due 03/01/23	1,477,761
11,843,790		5.500%, due 05/01/35	11,741,390
387,843	S	5.500%, due 07/01/07	390,355
3,252,163		5.500%, due 09/01/19	3,273,395
2,041,011		6.000%, due 01/01/22	2,080,129
2,556,183		6.000%, due 03/01/22	2,603,194
6,027,899		6.000%, due 10/01/22	6,138,758
64,635		6.500%, due 07/01/19	66,900

			30,175,408

		Federal Home Loan Mortgage Corporation: 0.5%
1,179,979		4.526%, due 08/01/42	1,188,620
110,153	S	5.629%, due 06/01/24	112,627
3,644,634	S	5.817%, due 01/01/29	3,760,478
243,244		5.925%, due 11/01/31	244,159

			5,305,884

		Federal National Mortgage Association: 57.5%
14,147,552		4.195%, due 11/01/34	13,993,408
152,354		4.408%, due 05/01/36	153,356
858,061		4.525%, due 08/01/42	864,721
3,452,582		4.526%, due 10/01/44	3,483,275
4,015,681	S	4.629%, due 08/01/35	4,002,250
5,184,971		4.680%, due 10/01/35	5,157,673
10,111,135		4.687%, due 10/01/35	10,055,555
5,212,447		4.715%, due 10/01/35	5,189,625
4,087,626		4.838%, due 02/01/34	4,053,025
4,938,275	S	4.997%, due 09/01/34	4,896,497
54,466		5.000%, due 01/01/19	53,979
3,900,000	W	5.000%, due 01/12/36	3,779,342
723,282		5.000%, due 02/01/19	716,627
959,800		5.000%, due 02/01/20	949,884
20,000,000	W	5.000%, due 02/13/36	19,368,760
550,445		5.000%, due 04/01/20	544,759
237,557		5.000%, due 05/01/18	235,431
172,934		5.000%, due 07/01/19	171,228
4,100,000	S	5.000%, due 07/29/19	4,093,686
476,850		5.000%, due 07/01/35	462,197
621,543		5.000%, due 08/01/19	615,413
4,594,194		5.000%, due 08/01/35	4,453,018
3,906,188		5.000%, due 09/01/35	3,786,155
912,635		5.000%, due 10/01/19	903,635
8,406,001		5.000%, due 10/01/35	8,147,693
842,285		5.000%, due 11/01/19	833,978
19,986,730		5.000%, due 11/01/35	19,372,554
1,151,963		5.000%, due 12/01/18	1,141,654
2,830,772		5.000%, due 12/01/19	2,802,853
1,153,690	S	5.337%, due 12/01/36	1,157,945
157,124		5.500%, due 01/01/14	158,400
221,700		5.500%, due 01/01/18	223,301
190,667		5.500%, due 01/01/32	189,384
1,456,593		5.500%, due 01/01/33	1,446,688
1,548,771		5.500%, due 01/01/34	1,536,482
6,390,047		5.500%, due 01/01/35	6,334,597
212,000,000	W	5.500%, due 01/12/36	209,946,144
3,216,293		5.500%, due 02/01/24	3,217,935
9,539,519		5.500%, due 02/01/33	9,472,762
61,163,359	S	5.500%, due 02/01/35	60,639,832
11,000,000	W	5.500%, due 02/13/36	10,883,125
241,695		5.500%, due 03/01/17	243,441
24,045,289		5.500%, due 03/01/35	23,830,802
21,550		5.500%, due 04/01/33	21,399
4,667,660		5.500%, due 04/01/35	4,628,233
7,350,584	S	5.500%, due 05/01/33	7,298,975
1,091,998		5.500%, due 05/01/35	1,081,874
32,917		5.500%, due 06/01/16	33,169
2,258,209		5.500%, due 06/01/23	2,259,361
11,665,440		5.500%, due 06/01/35	11,557,293
18,830,222		5.500%, due 07/01/35	18,657,127
33,235,466		5.500%, due 08/01/35	32,927,345
14,101,480	S	5.500%, due 09/01/34	13,981,307
44,962,983	S	5.500%, due 09/01/35	44,546,148
641,235		5.500%, due 10/01/32	636,920
1,878,529		5.500%, due 10/01/33	1,865,339
1,261,246		5.500%, due 11/01/33	1,252,391
7,517,719	S	5.500%, due 11/01/34	7,453,652
145,184		5.500%, due 12/01/14	146,413
11,031,130	S	5.500%, due 12/01/33	10,953,680
6,778,139	S	5.500%, due 12/01/34	6,720,376
1,445,576		6.000%, due 01/01/23	1,471,427
6,234,120	S	6.000%, due 06/01/22	6,345,605
725,617		6.000%, due 09/01/22	738,594
727,625		6.000%, due 10/01/22	740,637
98,572		6.500%, due 02/01/17	101,382
16,497		6.500%, due 03/01/17	16,954
193,286		6.500%, due 04/01/17	198,648
1,565		6.500%, due 06/01/29	1,612
156,568		6.500%, due 09/01/16	161,117
11,757		6.500%, due 11/01/15	12,100

			629,372,147

		Government National Mortgage Association: 0.3%
981,678		4.125%, due 10/20/29	977,078
744,112		4.375%, due 01/20/27	743,194
470,190		4.375%, due 04/20/30	472,606
550,367		4.375%, due 05/20/29	549,489
785,170		4.750%, due 08/20/27	791,632

			3,533,999

		Total U.S. Government Agency Obligation (Cost $702,788,740)	698,339,570

U.S. TREASURY OBLIGATION: 14.9%
		U.S. Treasury Bond: 8.1%
3,160,000	L	3.875%, due 09/15/10	3,095,198
12,400,000		4.250%, due 08/15/13	12,292,963
22,100,000		4.250%, due 11/15/13	21,896,282
4,400,000	L	6.250%, due 08/15/23	5,255,598
1,400,000	L	7.250%, due 08/15/22	1,823,611
8,600,000	L	8.125%, due 08/15/19	11,669,804
18,300,000	L	8.750%, due 05/15/17	25,135,343
5,400,000	S,L	8.875%, due 08/15/17	7,505,579

			88,674,378

		U.S. Treasury Inflation-Indexed Bond: 1.3%
6,100,000	L	1.875%, due 07/15/13	6,527,616
3,100,000	L	1.875%, due 07/15/15	3,123,155
5,100,000	S,L	2.000%, due 07/15/14	5,361,159

			15,011,930

		U.S. Treasury Note: 5.5%
16,500,000		4.250%, due 08/15/14	16,324,704
44,000,000		4.250%, due 11/15/14	43,501,568

			59,826,272

		Total U.S. Treasury Obligation (Cost $163,545,616)	163,512,580

ASSET-BACKED SECURITY: 1.3%
		Automobile Asset Backed Securities: 0.1%
800,416		Daimler Chrysler Auto Trust, 3.750%, due 12/08/07	798,548

			798,548

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Home Equity Asset Backed Securities: 1.2%
$2,282,718		ACE Securities Corp., 4.489%, due 10/25/35	$2,284,316
146,402	S	Advanta Mortgage Loan Trust, 4.754%, due 11/25/29	146,649
4,813,351		Argent Securities, Inc., 4.479%, due 11/25/35	4,816,735
4,111,682		Argent Securities, Inc., 4.499%, due 10/25/35	4,114,543
502,667		Renaissance Home Equity Loan Trust, 4.819%, due 08/25/33	504,442
1,471,547		Residential Asset Securities Corp., 4.469%, due 04/25/35	1,472,702

			13,339,387

		Total Asset-Backed Security (Cost $14,128,983)	14,137,935

COLLATERALIZED MORTGAGE OBLIGATION: 8.5%
		Agency Collateral CMO: 0.8%
8,832,452		FHLMC Structured Pass Through Securities, 4.726%, due 07/25/44	8,969,345

			8,969,345

		Agency Collateral PAC CMO: 0.1%
1,343,813		Fannie Mae, 3.500%, due 04/25/17	1,330,689

			1,330,689

		Commercial Mortgage Backed Securities: 0.4%
4,200,000	#,S	Commercial Mortgage Pass Through Certificates, 4.650%, due 03/15/20	4,202,084
207,302	S	Credit Suisse First Boston, 4.741%, due 08/25/33	208,768

			4,410,852

		Federal Housing Administration: 0.1%
554,591		Federal Housing Administration, 8.175%, due 03/01/27	564,562

			564,562

		Whole Loan Collateral CMO: 6.9%
3,534,393		Adjustable Rate Mortgage Trust, 4.626%, due 05/25/35	3,488,336
4,726,665		American Home Mortgage Investment Trust, 4.390%, due 02/25/45	4,615,203
5,100,000		American Home Mortgage Investment Trust, 4.550%, due 02/25/44	4,981,997
4,817,686	S	Banc of America Funding Corp., 4.116%, due 05/25/35	4,773,267
2,194,897		Banc of America Mortgage Securities, 5.000%, due 05/25/34	2,163,782
4,895,850		Bear Stearns Adjustable Rate Mortgage Trust, 4.750%, due 10/25/35	4,865,384
3,472,651	S	Bear Stearns Alt-A Trust, 5.424%, due 05/25/35	3,484,406
4,924,055		Countrywide Alternative Loan Trust, 4.580%, due 11/20/35	4,921,946
4,961,700		Countrywide Alternative Loan Trust, 4.580%, due 11/20/35	4,958,883
2,959,885		Countrywide Home Loan Mortgage Pass Through Trust, 4.699%, due 03/25/35	2,956,567
8,181,500	#,S	Countrywide Home Loan Mortgage Pass Through Trust, 4.719%, due 06/25/35	8,198,846
855,257	S	CS First Boston Mortgage Securities Corp., 5.750%, due 09/22/17	846,191
3,878,634		Downey Savings & Loan Association Mortgage Loan Trust, 5.387%, due 07/19/44	3,918,562
2,697,553		First Horizon Alternative Mortgage Securities, 4.501%, due 03/25/35	2,670,742
3,393	S	First Nationwide Trust, 8.500%, due 09/25/31	3,384
2,163,490		GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	2,151,523
4,813,520		GSR Mortgage Loan Trust, 4.541%, due 09/25/35	4,737,785
182,503		GSR Mortgage Loan Trust, 6.000%, due 03/25/32	182,229
135,005	#	Nomura Asset Acceptance Corp., 7.000%, due 02/19/30	140,373
324,827		Sequoia Mortgage Trust, 4.720%, due 07/20/33	325,831
1,655,965		Structured Asset Mortgage Investments, Inc., 5.046%, due 03/25/32	1,666,321
607,674		Washington Mutual, Inc., 4.324%, due 02/27/34	605,308
573,803		Washington Mutual, Inc., 4.563%, due 08/25/42	571,088
3,725,321	S	Washington Mutual, Inc., 4.649%, due 12/25/27	3,724,905
3,051,924		Washington Mutual, Inc., 4.689%, due 01/25/45	3,054,990
603,019		Washington Mutual, Inc., 4.726%, due 06/25/42	604,900
194,347		Washington Mutual, Inc., 5.139%, due 10/25/32	193,877
1,282,735		Wells Fargo Mortgage Backed Securities Trust, 3.989%, due 01/25/35	1,257,564

			76,064,190

		Whole Loan Collateral PAC: 0.2%
1,270,410		Residential Accredit Loans, Inc., 4.779%, due 03/25/33	1,272,194
17,048		Residential Accredit Loans, Inc., 5.500%, due 06/25/17	17,046
983,218		Residential Asset Securitization Trust, 4.779%, due 05/25/33	985,442

			2,274,682

		Total Collateralized Mortgage Obligations (Cost $93,948,238)	93,614,320

MUNICIPAL BOND: 2.2%
		Municipal: 2.2%
865,000	S	Badger TOB Asset Securitization Corp., 6.375%, due 06/01/32	921,770
1,700,000	S	Chicago Housing Authority/ IL, 5.375%, due 07/01/18	1,807,457
1,860,000		City of Chicago, IL, 6.770%, due 01/01/34	1,981,718
1,115,000		City of Chicago, IL, 6.770%, due 01/01/35	1,195,169
3,000,000	S	Colorado Department of Transportation, 5.000%, due 12/15/12	3,250,230

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Municipal (continued)
$700,000		Energy Northwest, 7.770%, due 07/01/13	$850,962
1,300,000		Golden State Tobacco Securitization Corp., 6.250%, due 06/01/33	1,415,401
800,000		IPS Multi-School Building Corp., 5.000%, due 07/15/25	833,592
300,000		Kettering City School District, 5.000%, due 12/01/30	313,323
1,557,500		Lower Colorado River Authority, 6.770%, due 05/15/33	1,709,699
315,000		New York City Municipal Water Finance Authority, 6.770%, due 06/15/34	336,332
1,150,000		New York City Municipal Water Finance Authority, 6.818%, due 06/15/38	1,235,836
650,000		State of California, 6.790%, due 07/01/12	759,954
500,000		State of Georgia, 6.770%, due 05/01/20	580,830
1,150,000		State of Texas, 6.344%, due 04/01/35	1,165,249
1,740,000		Tobacco Settlement Financing Corp., 6.000%, due 06/01/37	1,803,423
300,000		Tobacco Settlement Financing Corp., 6.750%, due 06/01/39	334,893
870,000		Tobacco Settlement Financing Corp./ LA, 5.875%, due 05/15/39	907,688
2,300,000		Tobacco Settlement Financing Corp./ VA, 5.625%, due 06/01/37	2,317,411

			23,720,937

		Total Municipal Bond (Cost $22,772,987)	23,720,937

OTHER BOND: 12.7%
		Sovereign: 12.7%
168,000	@@,L	Brazil Government Bond, 5.188%, due 04/15/06	168,111
77,416	@@	Brazil Government Bond, 5.250%, due 04/15/09	77,115
1,690,023	@@	Brazil Government Bond, 5.250%, due 04/15/12	1,673,123
191,179	@@	Brazil Government Bond, 5.250%, due 04/15/12	189,267
5,076,000	@@,L	Brazil Government Bond, 8.000%, due 01/15/18	5,484,618
900,000	@@	Brazil Government Bond, 10.000%, due 08/07/11	1,048,500
1,040,000	@@,S	Brazil Government Bond, 11.500%, due 03/12/08	1,165,840
3,900,000	@@	Deutsche Bundesrepublik, 4.250%, due 01/04/14	4,923,890
21,800,000	@@	Deutsche Bundesrepublik, 4.250%, due 07/04/14	27,571,807
20,870,000	@@	Dutch Treasury Certificate, 2.080%, due 01/31/06	24,573,132
2,400,000	@@,#	Export-Import Bank of China, 4.875%, due 07/21/15	2,337,262
13,110,000	@@	France Discount T-Bill, 2.500%, due 05/24/06	15,310,652
17,730,000	@@	France Government Bond OAT, 5.000%, due 01/12/06	20,929,721
9,670,000	@@	France Treasury Bill BTF, 2.370%, due 02/09/06	11,376,255
1,500,000	@@	German Treasury Bill, 2.140%, due 01/18/06	1,767,431
1,700,000	@@,#	Hong Kong Government Bond, 5.125%, due 08/01/14	1,705,664
300,000,000	@@	Italy Government Bond, 3.800%, due 03/27/08	2,737,468
500,000	@@	Italy Government Bond, 5.000%, due 05/01/08	616,885
1,000,000	@@	Mexico Government Bond, 0.000%, due 06/30/06	206
1,000,000	@@	Mexico Government Bond, 0.000%, due 06/30/07	263
1,300,000	@@	Mexico Government Bond, 6.375%, due 01/16/13	1,384,500
1,000,000	@@	Mexico Government Bond, 8.000%, due 09/24/22	1,236,250
75,000	@@	Mexico Government Bond, 8.125%, due 12/30/19	92,250
900,000	@@	Mexico Government Bond, 8.300%, due 08/15/31	1,158,750
750,000	@@,L	Panama Government Bond, 8.875%, due 09/30/27	896,250
1,250,000	@@	Panama Government Bond, 9.375%, due 01/16/23	1,571,875
750,000	@@,L	Peru Government Bond, 9.125%, due 01/15/08	810,000
1,960,000	@@	Peru Government Bond, 9.125%, due 02/21/12	2,249,100
300,000	@@	Peru Government Bond, 9.875%, due 02/06/15	361,500
2,780,000	@@,+	Russia Government Bond, 5.000%, due 03/31/30	3,145,236
700,000	@@	Russia Government Bond, 8.250%, due 03/31/10	746,830
180,000	@@	South Africa Government Bond, 6.500%, due 06/02/14	195,075
975,000	@@	South Africa Government Bond, 9.125%, due 05/19/09	1,095,653
100,000	@@	Ukraine Government Bond, 6.875%, due 03/04/11	103,850
200,000	@@,L	Ukraine Government Bond, 7.650%, due 06/11/13	216,320

			138,920,649

		Total Other Bond (Cost $137,980,757)	138,920,649

Shares			Value

PREFERRED STOCK: 0.1%
		Federal National Mortgage Association: 0.1%
12,300	C	Fannie Mae	$673,425

			673,425

		Total Preferred Stock (Cost $615,000)	673,425

No. of
Contracts			Value

OPTIONS: 0.1%
48,300,000	I	EURO Call Swaption, Call, 3 month LIBOR, 4.250%, expires 10/12/06	$69,069
8,400,000	I	EURO Call Swaption, Call, 3 month LIBOR, 4.250%, expires 10/19/06	12,524
12,100,000	I	EURO Call Swaption, Call, 3 month LIBOR, 4.250%, expires 10/24/06	18,561
12,300,000	I	EURO Call Swaption, Call, 3 month LIBOR, 4.500%, expires 04/04/06	6,827
9,300,000	I	EURO Call Swaption, Call, 3 month LIBOR, 4.500%, expires 04/04/06	5,162

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

No. of
Contracts			Value

5,100,000	I	EURO Call Swaption, Call, 3 month LIBOR, 4.500%, expires 06/02/06	$22,721
9,100,000	I	EURO Call Swaption, Call, 3 month LIBOR, 4.500%, expires 10/04/06	22,250
16,400,000	I	EURO Call Swaption, Call, 3 month LIBOR, 4.500%, expires 10/04/06	42,853
36,900,000	I	EURO Call Swaption, Call, 3 month LIBOR, 4.500%, expires 10/18/06	102,286
48,500,000	I	EURO Call Swaption, Call, 3 month LIBOR, 4.750%, expires 08/08/06	180,468
500,000	I	EURO Call Swaption, Call, 3 month LIBOR, 5.750%, expires 04/27/09	64,883
500,000	I	EURO Put Swaption, Put, 3 month LIBOR, 6.250%, expires 04/27/09	14,964
900		EURO Put CME option, Put, expires 12/18/06	—

			562,568

		Total Options Purchased (Cost $986,060)	562,568

		Total Long-Term Investments: (Cost $1,178,891,208)	1,176,355,996

Principal
Amount			Value

SHORT-TERM INVESTMENT: 29.5%
		Commercial Paper: 22.0%
$30,000,000		CBA Delaware Finance, Inc., 4.400%, due 03/28/06	$29,677,333
10,000,000		Danske Corp., 4.320%, due 01/04/06	9,995,200
14,700,000		Danske Corp., 4.055%, due 01/19/06	14,668,865
6,000,000		Danske Corp., 4.150%, due 02/27/06	5,958,639
1,800,000		Danske Corp., 4.035%, due 02/07/06	1,791,927
4,400,000		HBOS Treasury Services PLC, 4.175%, due 02/06/06	4,380,864
25,000,000		HBOS Treasury Services PLC, 4.440%, due 04/20/06	24,669,750
9,900,000		IXIS, 3.850%, due 01/18/06	9,880,486
27,425,000		National Australia Funding, 4.270%, due 01/10/06	27,392,472
30,000,000		Rabobank Group, 4.290%, due 01/03/2006	29,989,275
3,800,000	S	Skandinaviska Enskilda Banken, 4.070%, due 01/19/06	3,791,892
3,100,000		Skandinaviska Enskilda Banken, 4.170%, due 02/03/06	3,087,646
11,000,000		Skandinaviska Enskilda Banken, 4.210%, due 02/09/06	10,948,715
600,000		Societe Generale, 4.110%, due 02/21/06	596,297
2,500,000		UBS Finance, 3.960%, due 01/27/06	2,492,232
30,300,000		UBS Finance, 4.300%, due 01/03/06	30,289,167
21,300,000		Westpac Trust Securities Ltd., 4.200%, due 02/07/06	21,204,463
10,500,000		WestPac Trust Securities Ltd., 4.310%, due 02/28/06	10,426,472

		Total Commercial Paper (Cost $241,268,240)	241,241,695

		U.S. Treasury Bills: 0.2%
250,000		3.690%, due 03/02/06	248,447
1,975,000		3.770%, due 03/16/06	1,959,591

		Total U.S. Treasury Bills (Cost $2,207,849)	2,208,038

		Securities Lending Collateralcc: 7.3%
80,136,000		The Bank of New York Institutional Cash Reserves Fund	80,136,000

		Total Securities Lending Collateral (Cost $80,136,000)	80,136,000

		Total Short-Term Investments: (Cost $323,612,089)	323,585,733

Total Investments in Securities (Cost $1,502,503,297)*	136.9%	$1,499,941,729
Other Assets and Liabilities-Net	(36.9)	(404,654,880)

Net Assets	100.0%	$1,095,286,849

@@	Foreign Issuer
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $1,506,894,822. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,442,332
Gross Unrealized Depreciation	(10,395,425)

Net Unrealized Depreciation	$(6,953,093)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

No. of	Expiration	Strike
Contracts	Date	Price/Rate	Value

WRITTEN OPTIONS
12,400,000 EURO — 3-Month LIBOR, Call Swaption	06/02/06	4.00%	$(5,382)
20,800,000 EURO — 3-Month LIBOR, Call Swaption	10/12/06	4.30%	$(83,387)
4,000,000 EURO — 3-Month LIBOR, Call Swaption	04/04/06	4.54%	$(6,572)
3,900,000 EURO — 3-Month LIBOR, Call Swaption	10/04/06	4.54%	$(26,742)
5,300,000 EURO — 3-Month LIBOR, Call Swaption	04/04/06	4.54%	$(10,319)
7,000,000 EURO — 3-Month LIBOR, Call Swaption	10/04/06	4.54%	$(47,999)
15,900,000 EURO — 3-Month LIBOR, Call Swaption	10/18/06	4.56%	$(118,964)
3,600,000 EURO — 3-Month LIBOR, Call Swaption	10/19/06	4.31%	$(15,271)
5,200,000 EURO — 3-Month LIBOR, Call Swaption	10/24/06	4.31%	$(22,547)
20,900,000 EURO — 3-Month LIBOR, Call Swaption	08/08/06	4.78%	$(198,759)
136 — U.S. 10 Year Treasury Note Call Future	03/30/06	111	$(34,000)
136 — U.S. 10 Year Treasury Note Put Future	03/30/06	107	$(21,250)

Total Liability for Call Options Written (Premiums received $979,402)			$(591,192)

The following short positions were held by the ING PIMCO Core Bond Portfolio at December 31, 2005:

Principal
Amount	Descriptions	Market Value

$(20,000,000)	Federal National Mortgage Association, 5.000%, due 01/12/36	$(19,381,240)
(15,000,000)	United States Treasury Note, 3.000%, due 11/15/07	(14,630,865)
(33,700,000)	United States Treasury Note, 3.250%, due 08/15/07	(33,101,050)
(16,000,000)	United States Treasury Note, 3.625%, due 05/15/13	(15,265,632)
(2,900,000)	United States Treasury Note, 3.875%, due 02/15/13	(2,811,756)
(11,900,000)	United States Treasury Note, 4.000%, due 11/15/12	(11,647,601)

	Total Short Positions (Proceeds $96,450,180)	$(96,838,144)

Information concerning open futures contracts for the ING PIMCO Core Bond Portfolio at December 31, 2005 is shown below:

	No. of	Notional	Expiration	Unrealized
Long Contracts	Contracts	Market Value	Date	Gain/(Loss)

90 Day Eurodollar Future	225	$53,564,063	03/13/06	$(117,848)
90 Day Eurodollar Future	928	220,759,600	06/19/06	(69,232)
90 Day Eurodollar Future	57	13,566,713	12/18/06	14,962
90 Day Eurodollar Future	412	98,107,500	03/19/07	17,051
90 Day Eurodollar Future	57	13,575,263	06/18/07	20,336
90 Day Eurodollar Future	57	13,575,263	09/17/07	23,447
Euro Bund Future	268	38,515,985	03/08/06	394,245
Japanese 10 Year Bond	3	3,491,062	03/09/06	90,290
U.S. 30 Year Treasury Bond Future	38	4,339,125	03/31/06	53,714

				$426,965

At December 31, 2005 the following forward foreign currency contracts were outstanding for the ING PIMCO Core Bond Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

EURO			USD
EUR 14,669,000	Buy	01/18/06	17,387,914	17,320,432	(67,482)
British Pound Sterling
GBP 286,000	Buy	01/12/06	490,951	490,964	13

					$(67,469)

EURO
EUR 71,491,000	Sell	01/18/06	83,906,985	84,413,050	(506,065)
EURO
EUR 2,178,000	Sell	01/18/06	2,555,916	2,571,675	(15,759)
EURO
EUR 2,200,000	Sell	01/18/06	2,607,770	2,597,652	10,118
EURO
EUR 16,892,000	Sell	01/18/06	20,049,402	19,945,241	104,161
EURO
EUR 12,986,000	Sell	01/18/06	15,361,724	15,333,229	28,495

					$(379,050)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Information concerning the Credit Default Swap Agreements outstanding for the ING PIMCO Core Bond Portfolio at December 31, 2005, is shown below:

				Unrealized
	Termination		Notional	Appreciation
	Date		Principal	(Depreciation)

Allstate Corp.
Receive $1,800,000 in the event of default and pay 0.260%
Counterparty: Morgan Stanley Capital Services, Inc.	12/20/2008		1,800,000	$(9,017)
Capital One
Receive $100,000 in the event of default and pay 1.350%
Counterparty: JPMorgan Chase Bank	12/20/2008		100,000	(3,347)
Carnival Corp.
Receive $100,000 in the event of default and pay 0.480%
Counterparty: ABN AMRO Bank N.V.	12/20/2008		100,000	(980)
Costco Wholesale Corp.
Receive $300,000 in the event of default and pay 0.240%
Counterparty: Lehman Brothers Special Financing, Inc.	12/20/2008		300,000	(1,036)
DJ CDX XO5 SP
Receive 2.000% and pay $5,000,000 in the event of default
Counterparty: Lehman Brothers Special Financing, Inc.	12/20/2010		5,000,000	(9,998)
Eaton Corp.
Receive $1,400,000 in the event of default and pay 0.280%
Counterparty: Citibank NA	12/20/2008		1,400,000	(5,270)
Eli Lilly and Company
Receive $1,500,000 in the event of default and pay 0.160%
Counterparty: Barclays Bank PLC	12/20/2008		1,500,000	(4,691)
Emerson
Receive $1,100,000 in the event of default and pay 0.210%
Counterparty: Morgan Stanley Capital Services, Inc.	12/20/2008		1,100,000	(1,764)
Federated
Receive $300,000 in the event of default and pay 0.410%
Counterparty: Credit Suisse First Boston International	12/20/2008		300,000	(1,714)
FedEx
Receive $1,100,000 in the event of default and pay 0.290%
Counterparty: Barclays Bank PLC	12/20/2008		1,100,000	(5,007)
Ford
Receive 2.500% and pay $800,000 in the event of default
Counterparty: Lehman Brothers Special Financing, Inc.	9/20/2007	I	800,000	(35,424)
Ford
Receive 3.200% and pay $2,000,000 in the event of default
Counterparty: UBS AG	6/20/2006	I	2,000,000	(17,329)
Ford
Receive 3.250% and pay $1,000,000 in the event of default
Counterparty: HSBC	6/20/2006	I	1,000,000	(8,433)
Ford
Receive 3.600% and pay $500,000 in the event of default
Counterparty: UBS AG	6/20/2007	I	500,000	(11,080)
Ford
Receive 3.750% and pay $1,000,000 in the event of default
Counterparty: Morgan Stanley	6/20/2007	I	1,000,000	(20,137)
Ford
Receive 4.750% and pay $2,000,000 in the event of default
Counterparty: JPMorgan Chase Bank	6/20/2007	I	2,000,000	(13,296)
Ford
Receive 5.000% and pay $3,600,000 in the event of default
Counterparty: UBS	12/20/2006	I	3,600,000	(2,857)
Gannett Co., Inc.
Receive $400,000 in the event of default and pay 0.220%
Counterparty: Merrill Lynch Capital Services	12/20/2008		400,000	648

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

				Unrealized
	Termination		Notional	Appreciation
	Date		Principal	(Depreciation)

General Motors Acceptance Corp.
Receive 1.750% and pay $2,400,000 in the event of default
Counterparty: Morgan Stanley	9/20/2006		2,400,000	$(62,388)
General Motors Acceptance Corp.
Receive 2.950% and pay $1,000,000 in the event of default
Counterparty: Citibank NA	6/20/2006	I	1,000,000	(11,541)
Goodrich Corp.
Receive $300,000 in the event of default and pay 0.900%
Counterparty: Credit Suisse First Boston International	12/20/2008		300,000	(5,287)
Goodrich Corp.
Receive $600,000 in the event of default and pay 0.970%
Counterparty: Lehman Brothers Special Financing, Inc.	12/20/2008		600,000	(11,744)
Home Depot, Inc.
Receive $1,500,000 in the event of default and pay 0.120%
Counterparty: Lehman Brothers Special Financing, Inc.	12/20/2008		1,500,000	(1,756)
Ingersoll-Rand Co. Ltd.
Receive $800,000 in the event of default and pay 0.320%
Counterparty: Merrill Lynch Capital Services	12/20/2008		800,000	(4,453)
Johnson & Johnson
Receive $1,500,000 in the event of default and pay 0.110%
Counterparty: Lehman Brothers Special Financing, Inc.	12/20/2008		1,500,000	(3,014)
Lockheed Martin Corp.
Receive $300,000 in the event of default and pay 0.440%
Counterparty: Credit Suisse First Boston International	12/20/2008		300,000	(2,538)
Lockheed Martin Corp.
Receive $600,000 in the event of default and pay 0.530%
Counterparty: Lehman Brothers Special Financing, Inc.	12/20/2008		600,000	(6,583)
Masco Corp.
Receive $700,000 in the event of default and pay 0.300%
Counterparty: Lehman Brothers Special Financing, Inc.	12/20/2008		700,000	1,598
Northrop
Receive $600,000 in the event of default and pay 0.480%
Counterparty: Lehman Brothers Special Financing, Inc.	12/20/2008	I	600,000	(5,851)
Northrop Gruman
Receive $100,000 in the event of default and pay 0.290%
Counterparty: UBS AG	12/20/2008		100,000	(434)
RadioShack
Receive $700,000 in the event of default and pay 0.350%
Counterparty: Lehman Brothers Special Financing, Inc.	12/20/2008	I	700,000	8,373
Russia
Receive 0.580% and pay $1,900,000 in the event of default
Counterparty: Morgan Stanley	6/20/2006	I	100,000	136
Russia
Receive 0.610% and pay $1,900,000 in the event of default
Counterparty: Merrill Lynch	4/20/2007	I	1,900,000	5,502
Russia
Receive 0.700% and pay $2,100,000 in the event of default
Counterparty: Goldman Sachs	3/20/2007	I	2,100,000	8,337
Russia
Receive 0.770% and pay $100,000 in the event of default
Counterparty: JPMorgan Chase Bank	5/20/2007	I	100,000	531
Turkey
Receive $1,200,000 in the event of default and pay 2.260%
Counterparty: Lehman Brothers Special Financing, Inc.	9/20/2010		1,200,000	(41,785)
Turkey
Receive $500,000 in the event of default and pay 2.110%
Counterparty: Lehman Brothers Special Financing, Inc.	10/20/2010		500,000	(13,805)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

				Unrealized
	Termination		Notional	Appreciation
	Date		Principal	(Depreciation)

Turkey
Receive $600,000 in the event of default and pay 2.200%
Counterparty: Morgan Stanley Capital Services, Inc.	10/20/2010		600,000	$(19,147)
Wal-mart
Receive $200,000 in the event of default and pay 0.140%
Counterparty: Citibank NA	12/20/2008		200,000	(412)
Wal-mart
Receive $2,300,000 in the event of default and pay 0.140%
Counterparty: Lehman Brothers Special Financing, Inc.	12/20/2008		2,300,000	(4,739)
Wal-mart
Receive $300,000 in the event of default and pay 0.150%
Counterparty: Credit Suisse First Boston International	12/20/2008		300,000	(702)
Walt Disney
Receive $300,000 in the event of default and pay 0.530%
Counterparty: Credit Suisse First Boston International	12/20/2008		300,000	(3,191)
Walt Disney
Receive $900,000 in the event of default and pay 0.670%
Counterparty: Barclays Bank PLC	12/20/2008		900,000	(13,090)
Whirlpool
Receive $700,000 in the event of default and pay 0.290%
Counterparty: Lehman Brothers Special Financing, Inc.	12/20/2008	I	700,000	(275)

				$(338,990)

Information concerning the Interest Rate Swap Agreements outstanding for the ING PIMCO Core Bond Portfolio at December 31, 2005, is shown below:

				Notional	Unrealized
		Termination		Principal	Appreciation
		Date		Amount	(Depreciation)

Received a fixed rate equal to 4.000% and pay a floating rate based on 3-month LIBOR. Counterparty: Goldman Sachs		8/15/2007	USD	$33,700,000	(1,266,032)
Received a floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%. Counterparty: Goldman Sachs International		6/21/2016	USD	26,100,000	(346,812)
Received a fixed rate equal to 5.000% and pay a floating rate based on 3-month LIBOR. Counterparty: Goldman Sachs International		6/21/2011	USD	26,300,000	124,375
Received a floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%. Counterparty: Lehman Brothers Special Financing Inc.		6/21/2016	USD	5,200,000	(69,201)
Received a fixed rate equal to 5.000% and pay a floating rate based on 3-month LIBOR. Counterparty: Barclays Bank PLC		6/21/2011	USD	45,400,000	221,965
Received a fixed rate equal to 5.000% and pay a floating rate based on 3-month LIBOR. Counterparty: UBS AG		6/21/2011	USD	79,300,000	45,086
Received a fixed rate equal to 5.000% and pay a floating rate based on 3-month LIBOR. Counterparty: Lehman Brothers Special Financing Inc.	I	6/21/2011	USD	2,800,000	12,093
Received a floating rate based on 6-month LIBOR and pay a fixed rate equal to 2.000%. Counterparty: Union Bank of Switzerland AG		6/15/2012	JPY	255,000,000	(81,211)
Received a floating rate based on 6-month LIBOR and pay a fixed rate equal to 2.000%. Counterparty: Morgan Stanley Capital Services, Inc.		6/15/2012	JPY	260,000,000	(66,005)
Received a floating rate based on 6-month LIBOR and pay a fixed rate equal to 2.000%. Counterparty: Goldman Sachs International		6/15/2012	JPY	129,100,000	(21,399)
Received a floating rate based on 6-month LIBOR and pay a fixed rate equal to 2.000%. Counterparty: Goldman Sachs International		6/15/2012	JPY	130,000,000	(41,985)
Received a fixed rate equal to 2.090% and pay a floating rate based on IRS EUR FRCPXTOB. Counterparty: BNP Paribas	I	10/15/2010	EUR	7,800,000	50,982
Received a floating rate based on 6-month Euribor and pay a fixed rate equal to 4.000%. Counterparty: Morgan Stanley Capital Services, Inc.		12/15/2014	EUR	57,400,000	20,514

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO CORE BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

				Notional	Unrealized
		Termination		Principal	Appreciation
		Date		Amount	(Depreciation)

Received a fixed rate equal to 2.1455% and pay a floating rate based on IRS EUR FRCPXTOB. Counterparty: UBS AG		10/15/2010	EUR	$1,500,000	11,780
Received a floating rate-based on 6-month Euribor and pay a fixed rate equal to 4.000%. Counterparty: Barclays Bank PLC		12/15/2014	EUR	15,500,000	(40,127)
Received a floating rate-based on 6-month Euribor and pay a fixed rate equal to 4.000%. Counterparty: JPMorgan Chase Corp.		12/15/2014	EUR	11,400,000	(209,111)
Received a fixed rate equal to 5.000% and pay a floating rate based on 6-month LIBOR. Counterparty: Merrill Lynch Capital Services	I	06/15/16	GBP	8,100,000	366,696
Received a floating rate-based on 6-month LIBOR and pay a fixed rate equal to 5.000%. Counterparty: Merrill Lynch Capital Services		06/18/34	GBP	7,000,000	(362,185)

					$(1,650,577)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2005

Principal
Amount			Value

CORPORATE BONDS/ NOTES: 89.5%
		Advertising: 0.1%
$750,000	L	Lamar Media Corp., 6.625%, due 08/15/15	$756,563

			756,563

		Aerospace/ Defense: 0.8%
1,400,000		Armor Holdings, Inc., 8.250%, due 08/15/13	1,512,000
1,544,485	I	Continental Airlines, Inc., 6.920%, due 04/02/13	1,544,025
2,450,000	#,L	L-3 Communications Corp., 6.375%, due 10/15/15	2,456,125

			5,512,150

		Agriculture: 0.6%
1,075,000	#	Alliance One International, Inc., 11.000%, due 05/15/12	951,375
3,000,000	L	RJ Reynolds Tobacco Holdings, Inc., 7.250%, due 06/01/12	3,075,000

			4,026,375

		Airlines: 1.1%
150,000	L	Continental Airlines, Inc., 7.056%, due 09/15/09	154,114
412,826	L	Continental Airlines, Inc., 7.373%, due 12/15/15	359,697
637,088	L,**	Delta Airlines, Inc., 7.379%, due 05/18/10	632,673
950,000	**	Delta Airlines, Inc., 7.570%, due 11/18/10	936,623
1,701,500	L,**	Northwest Airlines, Inc., 6.810%, due 02/01/20	1,603,757
859,500	L,**	United Airlines, Inc., 6.602%, due 09/01/13	849,189
280,081	L,**	United Airlines, Inc., 7.186%, due 04/01/11	279,206
2,598,419	**	United Airlines, Inc., 7.730%, due 07/01/10	2,587,694
846,318	L,**	United AirLines, Inc., 7.783%, due 01/01/14	843,250

			8,246,203

		Apparel: 0.4%
3,300,000		Quiksilver, Inc., 6.875%, due 04/15/15	3,192,750

			3,192,750

		Auto Parts & Equipment: 2.5%
300,000		Arvin Industries, Inc., 6.750%, due 03/15/08	286,500
3,750,000	L	ArvinMeritor, Inc., 8.750%, due 03/01/12	3,609,375
125,000	L	Cooper Standard Automotive, Inc., 7.000%, due 12/15/12	115,625
2,055,000	L	Dura Operating Corp., 8.625%, due 04/15/12	1,705,650
3,000,000	I	Goodyear Tire & Rubber Co., 7.060%, due 04/01/10	3,024,375
700,000		Meritor Automotive, Inc., 6.800%, due 02/15/09	656,250
1,725,000	L	Tenneco, Inc., 8.625%, due 11/15/14	1,638,750
3,200,000	L	Tenneco, Inc., 10.250%, due 07/15/13	3,512,000
3,025,000	S	TRW Automotive, Inc., 9.375%, due 02/15/13	3,289,688

			17,838,213

		Chemicals: 2.7%
300,000		Arco Chemical, Co., 10.250%, due 11/01/10	331,500
1,000,000	I	Brenntag AG, 6.810%, due 02/27/12	1,003,167
1,800,000		Equistar Chemicals LP, 8.750%, due 02/15/09	1,903,500
1,475,000		Equistar Chemicals LP, 10.125%, due 09/01/08	1,607,750
800,000		Equistar Chemicals LP, 10.625%, due 05/01/11	884,000
1,300,000	@@,I	INEOS Holdings Ltd., 9.451%, due 10/07/06	1,522,151
3,650,000	S	ISP Chemco, Inc., 10.250%, due 07/01/11	3,905,500
750,000	@@	Kronos International, Inc., 8.875%, due 06/30/09	930,001
3,000,000	S	Nalco Co., 7.750%, due 11/15/11	3,097,500
700,000	L	Nalco Co., 8.875%, due 11/15/13	736,750
625,000	@@,L	Rhodia SA, 7.625%, due 06/01/10	631,250
1,000,000	@@	Rhodia SA, 8.000%, due 06/01/10	1,244,425
1,500,000	@@,I	SigmaKalon Group BV, 4.588%, due 06/30/12	1,734,570

			19,532,064

		Coal: 0.4%
2,975,000		Peabody Energy Corp., 6.875%, due 03/15/13	3,108,875

			3,108,875

		Commercial Services: 1.1%
2,125,000		Alderwoods Group, Inc., 7.750%, due 09/15/12	2,210,000
195,000	I	Hertz Corp., 0.000%, due 12/21/12	197,207
165,000	I	Hertz Corp., 4.500%, due 12/21/12	167,303
1,140,000	I	Hertz Corp., 5.000%, due 12/21/12	1,155,912
2,000,000	#	Hertz Corp., 8.875%, due 01/01/14	2,047,500
1,700,000		Mail-Well I, Corp., 9.625%, due 03/15/12	1,844,500

			7,622,422

		Computers: 0.4%
2,500,000	#,L	Solar Capital Corp., 9.125%, due 08/15/13	2,600,000

			2,600,000

		Distribution/ Wholesale: 0.9%
3,350,000	L	Aviall, Inc., 7.625%, due 07/01/11	3,450,500
1,800,000	L	Buhrmann US, Inc., 7.875%, due 03/01/15	1,766,250
1,500,000		Buhrmann US, Inc., 8.250%, due 07/01/14	1,513,125

			6,729,875

		Diversified Financial Services: 11.0%
4,487,012		AES Ironwood LLC, 8.857%, due 11/30/25	4,980,583
686,592		AES Red Oak LLC, 8.540%, due 11/30/19	758,684
4,400,000	S,L	BCP Crystal US Holdings Corp., 9.625%, due 06/15/14	4,917,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Diversified Financial Services (continued)
$3,250,000	@@,S	Bluewater Finance, Ltd., 10.250%, due 02/15/12	$3,510,000
2,000,000	I	Bombardier Capital, Inc., 7.090%, due 03/30/07	2,012,500
1,200,000	@@	Eircom Funding, 8.250%, due 08/15/13	1,290,000
625,000		Ford Motor Credit Co., 5.700%, due 01/15/10	531,747
2,850,000		Ford Motor Credit Co., 7.000%, due 10/01/13	2,438,662
350,000		Ford Motor Credit Co., 7.250%, due 10/25/11	302,692
13,175,000	S	Ford Motor Credit Co., 7.375%, due 02/01/11	11,559,824
900,000		Ford Motor Credit Co., 7.375%, due 10/28/09	798,834
1,945,000		General Motors Acceptance Corp., 6.000%, due 04/01/11	1,752,291
2,500,000	L	General Motors Acceptance Corp., 6.875%, due 08/28/12	2,256,235
3,175,000	L	General Motors Acceptance Corp., 6.875%, due 09/15/11	2,898,727
1,000,000		General Motors Acceptance Corp., 7.000%, due 02/01/12	908,009
5,100,000		General Motors Acceptance Corp., 7.250%, due 03/02/11	4,692,490
3,500,000		General Motors Acceptance Corp., 8.000%, due 11/01/31	3,361,467
3,075,000	L	KRATON Polymers LLC, 8.125%, due 01/15/14	2,967,375
3,900,000		Societe Generale, 4.450%, due 04/20/06	3,847,689
14,356,097	#,L	TRAINS, 7.651%, due 06/15/15	14,775,123
3,000,000		UGS Corp., 10.000%, due 06/01/12	3,285,000
1,700,000	L	Universal City Development Partners, 11.750%, due 04/01/10	1,914,625
2,200,000		Universal City Florida Holding Co. I/ II, 8.375%, due 05/01/10	2,161,500
1,300,000		Universal City Florida Holding Co. I/ II, 9.000%, due 05/01/10	1,313,000

			79,234,057

		Electric: 7.8%
3,300,000	#,S	AES Corp., 8.750%, due 05/15/13	3,609,375
300,000		CMS Energy Corp., 6.300%, due 02/01/12	298,125
2,875,000	L	CMS Energy Corp., 7.500%, due 01/15/09	2,975,625
1,410,000		Homer City Funding LLC, 8.137%, due 10/01/19	1,558,050
1,950,000		Ipalco Enterprises, Inc., 8.375%, due 11/14/08	2,052,375
850,000	#	Ipalco Enterprises, Inc., 8.625%, due 11/14/11	930,750
1,000,000		Midwest Generation LLC, 8.300%, due 07/02/09	1,043,125
6,812,251	S	Midwest Generation LLC, 8.560%, due 01/02/16	7,412,581
4,000,000	S	Midwest Generation LLC, 8.750%, due 05/01/34	4,425,000
1,650,000		MSW Energy Holdings II LLC, 7.375%, due 09/01/10	1,703,625
2,850,000		NRG Energy, Inc., 8.000%, due 12/15/13	3,192,000
6,475,000	L	PSEG Energy Holdings, LLC, 8.500%, due 06/15/11	6,960,624
1,920,000		PSEG Energy Holdings, LLC, 10.000%, due 10/01/09	2,121,600
4,200,000	L	Reliant Resources, Inc., 6.750%, due 12/15/14	3,685,500
3,350,000		Reliant Resources, Inc., 9.250%, due 07/15/10	3,366,750
1,950,000	L	Reliant Resources, Inc., 9.500%, due 07/15/13	1,964,625
900,000		Sierra Pacific Power Co., 7.100%, due 11/02/23	909,000
3,773,254	#,L,**	South Point Energy Center LLC, 8.400%, due 05/30/12	3,473,752
2,000,000		TECO Energy, Inc., 6.750%, due 05/01/15	2,080,000
2,641,103	#	Tenaska Alabama Partners LP, 7.000%, due 06/30/21	2,670,245

			56,432,727

		Electrical Components & Equipment: 0.3%
850,000	@@	FIMEP SA, 10.500%, due 02/15/13	964,750
900,000	@@	Legrand, 8.500%, due 02/15/25	1,086,750

			2,051,500

		Electronics: 1.1%
2,800,000		Communications & Power Industries, Inc., 8.000%, due 02/01/12	2,807,000
4,850,000	S	Dresser, Inc., 9.375%, due 04/15/11	5,128,874

			7,935,874

		Energy — Alternate Sources: 0.2%
32,468	I	Headwaters, Inc, 7.750%, due 04/30/11	32,725
1,404,781	I	Headwaters, Inc., 6.430%, due 04/30/11	1,415,903

			1,448,628

		Entertainment: 1.0%
3,725,000	#	Choctaw Resort Development Enterprise, 7.250%, due 11/15/19	3,804,156
1,000,000		Seneca Gaming Corp., 7.250%, due 05/01/12	1,011,250
2,150,000	#	Seneca Gaming Corp., 7.250%, due 05/01/12	2,174,188

			6,989,594

		Environmental Control: 1.5%
4,625,000	L	Allied Waste North America, Inc., 7.250%, due 03/15/15	4,694,375
2,850,000	L	Allied Waste North America, Inc., 7.875%, due 04/15/13	2,956,875
575,000	L	Allied Waste North America, Inc., 8.500%, due 12/01/08	606,625
1,050,000		Allied Waste North America, Inc., 8.875%, due 04/01/08	1,113,000
1,390,000		Allied Waste North America, Inc., 9.250%, due 09/01/12	1,511,625

			10,882,500

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Food: 1.3%
$5,235,000		Delhaize America, Inc., 9.000%, due 04/15/31	$6,180,534
3,150,000	L	Ingles Markets, Inc., 8.875%, due 12/01/11	3,276,000

			9,456,534

		Forest Products & Paper: 2.9%
600,000	@@,L	Abitibi-Consolidated, Inc., 6.000%, due 06/20/13	511,500
500,000	@@,L	Abitibi-Consolidated, Inc., 7.750%, due 06/15/11	478,750
2,900,000	@@,S, L	Abitibi-Consolidated, Inc., 8.375%, due 04/01/15	2,791,250
750,000	@@,L	Abitibi-Consolidated, Inc., 8.550%, due 08/01/10	763,125
4,400,000	@@	Abitibi-Consolidated, Inc., 8.850%, due 08/01/30	3,784,000
2,000,000	L	Bowater, Inc., 6.500%, due 06/15/13	1,800,000
1,650,000	@@,L	Bowater, Inc., 7.950%, due 11/15/11	1,608,750
2,000,000		Georgia-Pacific Corp., 7.250%, due 06/01/28	1,782,500
1,000,000		Georgia-Pacific Corp., 7.375%, due 12/01/25	905,000
3,950,000		Georgia-Pacific Corp., 8.000%, due 01/15/24	3,792,000
450,000		Georgia-Pacific Corp., 8.875%, due 05/15/31	453,375
1,050,000	@@,I	Kappa-Jefferson, 7.114%, due 11/29/13	1,049,519
1,050,000	@@,I	Kappa-Jefferson, 7.614%, due 11/29/14	1,049,519

			20,769,288

		Gas: 0.0%
300,000		Colorado Interstate Gas Co., 6.850%, due 06/15/37	307,400

			307,400

		Healthcare — Products: 2.3%
2,400,000		Fresenius Medical Care Capital Trust II, 7.875%, due 02/01/08	2,484,000
3,700,000		Fresenius Medical Care Capital Trust, 7.875%, due 06/15/11	3,959,000
5,215,000		Rotech Healthcare, Inc., 9.500%, due 04/01/12	5,501,825
1,030,000		VWR International, Inc., 6.875%, due 04/15/12	1,027,425
3,795,000	L	VWR International, Inc., 8.000%, due 04/15/14	3,795,000

			16,767,250

		Healthcare — Services: 4.7%
2,900,000		Community Health Systems, Inc., 6.500%, due 12/15/12	2,838,375
4,850,000	L	DaVita, Inc., 7.250%, due 03/15/15	4,934,875
1,000,000	S	HCA, Inc., 6.250%, due 02/15/13	1,005,711
500,000		HCA, Inc., 6.300%, due 10/01/12	504,997
3,800,000	L	HCA, Inc., 6.375%, due 01/15/15	3,860,168
3,775,000	S	HCA, Inc., 6.750%, due 07/15/13	3,911,225
600,000		HCA, Inc., 6.950%, due 05/01/12	625,346
400,000		HCA, Inc., 7.690%, due 06/15/25	417,364
900,000	L	Healthsouth Corp., 7.000%, due 06/15/08	906,750
7,550,000	L	Healthsouth Corp., 7.625%, due 06/01/12	7,701,000
900,000	L	Healthsouth Corp., 8.375%, due 10/01/11	920,250
2,910,000	L	Tenet Healthcare Corp., 7.375%, due 02/01/13	2,699,025
1,575,000	L	Triad Hospitals, Inc., 7.000%, due 05/15/12	1,616,344
2,300,000	L	Triad Hospitals, Inc., 7.000%, due 11/15/13	2,317,250

			34,258,680

		Holding Companies — Diversified: 1.2%
7,400,000	@@,S	JSG Funding PLC, 9.625%, due 10/01/12	7,437,000
1,150,000	@@,L	JSG Funding PLC, 10.125%, due 10/01/12	1,465,001

			8,902,001

		Household Products/ Wares: 0.5%
2,175,000	L	Rayovac Corp., 8.500%, due 10/01/13	1,908,563
2,275,000	L	Spectrum Brands, Inc., 7.375%, due 02/01/15	1,911,000

			3,819,563

		Leisure Time: 0.6%
750,000	@@,L	Bombardier Recreational Products, Inc., 8.375%, due 12/15/13	754,688
425,000	@@,L	Royal Caribbean Cruises Ltd., 7.250%, due 03/15/18	459,000
2,700,000	@@,L	Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	2,905,875

			4,119,563

		Lodging: 4.0%
2,000,000		Gaylord Entertainment Co., 8.000%, due 11/15/13	2,105,000
1,100,000	L	ITT Corp., 7.375%, due 11/15/15	1,199,000
300,000	L	Mandalay Resort Group, 7.625%, due 07/15/13	312,750
3,513,000	L	Mandalay Resort Group, 9.375%, due 02/15/10	3,864,300
4,200,000	L	MGM Mirage, 6.625%, due 07/15/15	4,210,500
5,550,000	L	MGM Mirage, 8.375%, due 02/01/11	5,966,249
2,100,000	L	Station Casinos, Inc., 6.500%, due 02/01/14	2,131,500
2,025,000	L	Station Casinos, Inc., 6.875%, due 03/01/16	2,080,688
7,500,000	L	Wynn Las Vegas LLC, 6.625%, due 12/01/14	7,331,250

			29,201,237

		Media: 7.6%
1,110,000		American Media Operations, Inc., 10.250%, due 05/01/09	1,018,425
2,290,000	@@,L	CanWest Media, Inc., 8.000%, due 09/15/12	2,350,113
2,950,000	S	CCO Holdings LLC, 8.750%, due 11/15/13	2,824,625
2,500,000	I	Charter Communications, Inc., 0.000%, due 04/27/10	2,501,173
1,000,000	#,L	Charter Communications, Inc., 8.000%, due 04/30/12	1,000,000
2,000,000	#	Charter Communications, Inc., 8.375%, due 04/30/14	2,000,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Media (continued)
$1,575,000	#	CSC Holdings, Inc., 7.000%, due 04/15/12	$1,496,250
4,175,000	L	CSC Holdings, Inc., 7.625%, due 04/01/11	4,175,000
1,100,000		CSC Holdings, Inc., 7.875%, due 02/15/18	1,067,000
3,150,000	S	CSC Holdings, Inc., 8.125%, due 08/15/09	3,197,250
2,600,000	S,L	Dex Media Finance/ West, 8.500%, due 08/15/10	2,736,500
2,875,000		Dex Media Finance/ West, 9.875%, due 08/15/13	3,205,625
5,000,000	L	DirecTV Holdings LLC, 6.375%, due 06/15/15	4,912,500
1,000,000	L	Echostar DBS Corp., 6.375%, due 10/01/11	967,500
2,600,000		Echostar DBS Corp., 6.625%, due 10/01/14	2,505,750
1,000,000		Echostar DBS Corp., 7.780%, due 10/01/08	1,025,000
1,250,000	@@,#, L	IESY Repository GmbH, 10.375%, due 02/15/15	1,306,250
2,000,000	@@	Lighthouse International Co. SA, 8.000%, due 04/30/14	2,509,492
4,035,000	@@,#	Lighthouse International Co., SA, 8.000%, due 04/30/14	5,062,900
4,540,000	L,S	Mediacom Broadband LLC, 11.000%, due 07/15/13	4,903,200
2,000,000	@@	Rogers Cable, Inc., 6.250%, due 06/15/13	1,982,500
1,420,000	@@,L	Rogers Cable, Inc., 6.750%, due 03/15/15	1,448,400
500,000	@@	Rogers Cable, Inc., 7.875%, due 05/01/12	539,375
495,000	L	Young Broadcasting, Inc., 10.000%, due 03/01/11	465,919

			55,200,747

		Mining: 0.3%
2,450,000	@@,#	Novelis, Inc., 7.500%, due 02/15/15	2,296,875

			2,296,875

		Miscellaneous Manufacturing: 1.3%
1,200,000	@@,#, L	Bombardier, Inc., 6.750%, due 05/01/12	1,116,000
2,500,000	I	Eastman Kodak Co., 6.550%, due 10/18/12	2,506,422
491,240	@@,I	Invensys PLC, 6.881%, due 09/05/09	499,714
1,600,000	@@,I	Invensys PLC, 8.529%, due 09/05/09	1,644,000
1,350,000	@@,#, L	Invensys PLC, 9.875%, due 03/15/11	1,343,250
1,900,000	L	Trinity Industries, Inc., 6.500%, due 03/15/14	1,881,000

			8,990,386

		Office/ Business Equipment: 0.8%
2,800,000	L	Xerox Corp., 6.875%, due 08/15/11	2,912,000
1,800,000	L	Xerox Corp., 7.200%, due 04/01/16	1,899,000
900,000	L	Xerox Corp., 7.625%, due 06/15/13	954,000

			5,765,000

		Oil & Gas: 4.1%
375,000	I	AmeriGas Partners LP, 8.830%, due 04/19/10	388,592
1,500,000		Chesapeake Energy Corp., 6.375%, due 06/15/15	1,507,500
250,000		Chesapeake Energy Corp., 6.625%, due 01/15/16	254,375
2,100,000		Chesapeake Energy Corp., 6.875%, due 01/15/16	2,163,000
1,600,000	#	Chesapeake Energy Corp., 7.500%, due 06/15/14	1,704,000
2,000,000		El Paso CGP Co., 10.750%, due 10/01/10	2,252,500
400,000		El Paso CGP Co., 6.500%, due 06/01/08	398,000
1,500,000		El Paso CGP Co., 7.625%, due 09/01/08	1,530,000
400,000		El Paso CGP Co., 7.750%, due 06/15/10	410,000
600,000		El Paso CGP Co., 7.750%, due 10/15/35	597,750
300,000		El Paso CGP Co., 9.625%, due 05/15/12	332,250
3,225,000	S	El Paso Production Holding Co., 7.750%, due 06/01/13	3,362,062
750,000		Encore Acquisition Co., 6.250%, due 04/15/14	716,250
875,000		Exco Resources, Inc., 7.250%, due 01/15/11	892,500
2,500,000	I	Farrell Gas, 8.780%, due 08/01/07	2,548,862
300,000	@@,#,I	Gaz Capital SA, 8.625%, due 04/28/34	380,250
800,000	@@	Gazprom International SA, 7.201%, due 02/01/20	854,000
2,700,000	@@	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, due 03/01/13	3,265,920
1,425,000		Plains Exploration & Production Co., 7.125%, due 06/15/14	1,482,000
600,000		Valero Energy Corp., 7.800%, due 06/14/10	614,250
1,850,000	L	Vintage Petroleum, Inc., 7.875%, due 05/15/11	1,942,500
1,950,000		Vintage Petroleum, Inc., 8.250%, due 05/01/12	2,101,125

			29,697,686

		Oil & Gas Services: 1.1%
706,000	#	Dresser-Rand Group, Inc., 7.625%, due 11/01/14	730,710
1,818,000		Hanover Equipment Trust, 8.500%, due 09/01/08	1,892,993
500,000		Hanover Equipment Trust, 8.750%, due 09/01/11	531,250
2,000,000		Newpark Resources, 8.625%, due 12/15/07	2,010,000
2,500,000		SESI LLC, 8.875%, due 05/15/11	2,631,250

			7,796,203

		Packaging & Containers: 2.6%
650,000	#,L	Crown Americas, Inc., 7.625%, due 11/15/13	677,625
825,000	#,L	Crown Americas, Inc., 7.750%, due 11/15/15	858,000
750,000		Greif Bros. Corp., 8.875%, due 08/01/12	802,500
1,650,000	@@,L	Norampac, Inc., 6.750%, due 06/01/13	1,600,500
750,000		Owens Brockway Glass Container, Inc., 6.750%, due 12/01/14	731,250
745,000	L	Owens Brockway Glass Container, Inc., 7.750%, due 05/15/11	781,319

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Packaging & Containers (continued)
$300,000	L	Owens Brockway Glass Container, Inc., 8.250%, due 05/15/13	$311,250
2,025,000	L	Owens Brockway Glass Container, Inc., 8.750%, due 11/15/12	2,187,000
2,000,000	@@,L	Stone Container Corp., 7.375%, due 07/15/14	1,830,000
2,624,000	L	Stone Container Corp., 8.250%, due 10/01/12	2,532,160
5,180,000	L	Stone Container Corp., 8.375%, due 07/01/12	5,037,549
1,195,000		Stone Container Corp., 9.750%, due 02/01/11	1,212,925

			18,562,078

		Pipelines: 5.0%
400,000		El Paso Corp., 7.375%, due 12/15/12	404,000
1,100,000		El Paso Corp., 7.800%, due 08/01/31	1,102,750
4,200,000	L	El Paso Corp., 7.875%, due 06/15/12	4,347,000
4,700,000	S	Roseton/ Danskammer, 7.270%, due 11/08/10	4,738,187
2,900,000	L	Roseton/ Danskammer, 7.670%, due 11/08/16	2,909,063
850,000	#	SemGroup LP, 8.750%, due 11/15/15	873,375
1,000,000		Sonat, Inc., 7.000%, due 02/01/18	955,000
4,600,000	L	Sonat, Inc., 7.625%, due 07/15/11	4,703,500
2,425,000		Transmontaigne, Inc., 9.125%, due 06/01/10	2,394,688
350,000		Williams Cos., Inc., 7.750%, due 06/15/31	371,000
1,360,000		Williams Cos., Inc., 7.500%, due 01/15/31	1,414,400
5,100,000	L	Williams Cos., Inc., 7.625%, due 07/15/19	5,495,250
3,350,000	S	Williams Cos., Inc., 7.875%, due 09/01/21	3,643,125
350,000	L	Williams Cos., Inc., 8.125%, due 03/15/12	383,250
1,800,000	L	Williams Cos., Inc., 8.750%, due 03/15/32	2,097,000

			35,831,588

		Real Estate: 0.1%
750,000		Forest City Enterprises, Inc., 7.625%, due 06/01/15	798,750

			798,750

		Real Estate Investment Trust: 1.0%
4,500,000	L	Host Marriott LP, 6.375%, due 03/15/15	4,511,250
575,000		Ventas Realty LP, 6.750%, due 06/01/10	592,250
500,000		Ventas Realty LP, 7.125%, due 06/01/15	527,500
1,650,000		Ventas Realty LP, 8.750%, due 05/01/09	1,790,250

			7,421,250

		Retail: 2.2%
4,000,000		Amerigas Partners LP, 7.250%, due 05/20/15	4,100,000
2,000,000		Ferrellfas Partners LP, 8.750%, due 06/15/12	1,990,000
1,825,000		Ferrellgas Escrow LLC, 6.750%, due 05/01/14	1,733,750
1,175,000	L	JC Penney Co., Inc., 7.125%, due 11/15/23	1,313,963
425,000	L	JC Penney Co., Inc., 7.400%, due 04/01/37	476,941
1,675,000		JC Penney Co., Inc., 7.650%, due 08/15/16	1,912,537
1,300,000		JC Penney Co., Inc., 8.125%, due 04/01/27	1,368,250
500,000		JC Penney Co., Inc., 9.000%, due 08/01/12	590,782
2,725,000		Suburban Propane Partners LP, 6.875%, due 12/15/13	2,561,500

			16,047,723

		Telecommunications: 11.6%
1,500,000	I	Amadeus Halde, 4.898%, due 04/08/13	1,507,688
1,500,000	I	Amadeus Halde, 5.398%, due 04/08/14	1,513,938
3,050,000		American Cellular Corp., 10.000%, due 08/01/11	3,324,500
1,086,250	I	Charter Communications, Inc., 6.930%, due 04/26/11	1,090,451
1,500,000		Cincinnati Bell, Inc., 7.000%, due 02/15/15	1,477,500
3,375,000	L	Cincinnati Bell, Inc., 7.250%, due 07/15/13	3,526,875
3,300,000	S	Cincinnati Bell, Inc., 8.375%, due 01/15/14	3,262,875
2,000,000		Citizens Communications Co., 6.250%, due 01/15/13	1,945,000
2,000,000	I	Hawaiian Telcom Communications, Inc., 6.780%, due 10/31/12	2,013,750
1,800,000	#,L	Hawaiian Telcom Communications, Inc., 9.750%, due 05/01/13	1,768,500
2,000,000		Insight Midwest LP, 9.750%, due 10/01/09	2,065,000
1,200,000		Insight Midwest LP, 9.750%, due 10/01/09	1,242,000
1,250,000	@@,#, L	Intelsat Bermuda Ltd., 8.625%, due 01/15/15	1,268,750
2,800,000	@@, #	Intelsat Bermuda Ltd., 9.609%, due 01/15/12	2,859,500
1,875,000	@@,I	Intelsat Bermuda Ltd., 0.000%, due 04/24/06	1,880,306
6,875,000	S	MCI, Inc., 8.735%, due 05/01/14	7,622,656
800,000	@@,#	Mobile Telesystems, 8.000%, due 01/28/12	818,000
800,000	@@	Mobile Telesystems, 8.375%, due 10/14/10	838,960
1,100,000		Northwestern Bell Telephone, 7.750%, due 05/01/30	1,098,625
1,775,000	L	Qwest Capital Funding, Inc., 7.250%, due 02/15/11	1,806,063
6,050,000	S	Qwest Communications International, Inc., 7.250%, due 02/15/11	6,201,250
8,075,000	#	Qwest Communications International, Inc., 7.500%, due 02/15/14	8,337,439
4,875,000	L	Qwest Communications International, Inc., 7.500%, due 02/15/14	5,033,438
1,000,000		Qwest Corp., 7.200%, due 11/10/26	975,000
225,000		Qwest Corp., 7.250%, due 10/15/35	218,813
275,000	L	Qwest Corp., 7.500%, due 06/15/23	274,656

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Telecommunications (continued)
$5,100,000		Qwest Corp., 8.875%, due 03/15/12	$5,775,750
640,000	I	Qwest Corp., 9.020%, due 06/30/07	655,840
840,000	@@,L	Rogers Cable, Inc., 8.000%, due 12/15/12	893,550
850,000	@@	Rogers Wireless, Inc., 6.375%, due 03/01/14	856,375
250,000	@@,L	Rogers Wireless, Inc., 7.250%, due 12/15/12	264,063
1,440,000	@@,L	Rogers Wireless, Inc., 7.500%, due 03/15/15	1,562,400
3,200,000		Rural Cellular Corp., 8.250%, due 03/15/12	3,392,000
1,775,000	L	Time Warner Telecom Holdings, Inc., 9.250%, due 02/15/14	1,881,500
1,050,000	L	Time Warner Telecom, Inc., 10.125%, due 02/01/11	1,105,125
2,500,000	I	UPC Financing Partnership, 7.280%, due 09/15/12	2,525,447
1,200,000	@@,#, L	Wind Acquisition Finance SA, 10.750%, due 12/01/15	1,245,000

			84,128,583

		Transportation: 0.4%
1,800,000	@@,#, L	Grupo Transportacion Ferroviaria Mexicana SA DE CV, 9.375%, due 05/01/12	1,980,000
743,000		Horizon Lines LLC, 9.000%, due 11/01/12	785,723

			2,765,723

		Total Corporate Bonds/ Notes: (Cost $645,932,017)	647,044,478

OTHER BOND: 4.5%
		Foreign Government Bonds: 4.5%
1,900,000	@@,L	Brazil Government Bond, 8.250%, due 01/20/34	2,021,600
300,000	@@,L	Brazil Government Bond, 10.250%, due 06/17/13	361,500
3,600,000	@@,L	Brazil Government Bond, 10.500%, due 07/14/14	4,420,800
1,550,000	@@,L	Brazil Government Bond, 11.000%, due 01/11/12	1,894,875
1,500,000	@@,L	Brazil Government Bond, 11.000%, due 08/17/40	1,935,375
15,251,000	@@,L	Brazilian Government International Bond, 8.000%, due 01/15/18	16,478,706
1,850,000	@@,L	Panama Government Bond, 8.875%, due 09/30/27	2,210,750
1,150,000	@@,L	Peru Government Bond, 9.875%, due 02/06/15	1,385,750
1,400,000	@@	Republic of Guatemala, 9.250%, due 08/01/13	1,634,500

			32,343,856

		Total Other Bond: (Cost $29,359,452)	32,343,856

CONVERTIBLE CORPORATE BONDS: 0.2%
		Electric: 0.2%
1,100,000		CMS Energy Corp., 2.875%, due 12/01/24	1,285,625

		Total Convertible Corporate Bonds: (Cost $1,231,083)	1,285,625

Shares		Value

PREFERRED STOCK: 0.1%
	Oil & Gas: 0.1%
$8,000	Chesapeake Energy Corp.	$772,080

	Total Preferred Stock: (Cost $799,352)	772,080

	Total Long-Term Investments: (Cost $677,321,904)	681,446,039

Principal
Amount		Value

SHORT-TERM INVESTMENT: 38.9%
	Commercial Paper: 4.7%
$300,000	Danske Bank, 4.035%, due 02/07/06	$298,654
1,400,000	HBOS, 4.160%, due 02/07/06	1,393,721
5,300,000	Skandi Ensk, 4.210%, due 02/09/06	5,275,290
800,000	Societe Generale, 4.180%, due 02/01/06	797,121
9,100,000	Societe Generale, 4.340%, due 03/06/06	9,031,841
8,300,000	UBS Finance, 4.155%, due 02/28/06	8,241,878
1,400,000	UBS Finance, 4.441%, due 04/28/06	1,380,050
1,500,000	Westpac Bank, 4.200%, due 02/07/06	1,493,272
2,000,000	Westpac Bank, 4.200%, due 03/01/06	1,986,485
3,700,000	Westpac Bank, 4.300%, due 02/21/06	3,677,164

		33,575,476

	Total Commercial Paper (Cost $33,576,603)	33,575,476

	Securities Lending CollateralCC: 34.2%
247,253,000	The Bank of New York Institutional Cash Reserves Fund	247,523,000

	Total Securities Lending Collateral (Cost $247,523,000)	247,523,000

	Total Short-Term Investments: (Cost $281,099,603)	281,098,476

Total Investments in Securities (Cost $958,421,507)*	133.2%	$962,544,515
Other Assets and Liabilities-Net	(33.2)	(239,718,369)

Net Assets	100.0%	$722,826,146

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts
CC	Securities purchased with cash collateral for securities loaned
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005
**	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/ Trustees
*	Cost for federal income tax purposes is $958,867,652. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,702,027
Gross Unrealized Depreciation	(11,025,164)

Net Unrealized Appreciation	$3,676,863

No. of	Expiration	Strike
Contracts	Date	Price/Rate	Value

WRITTEN OPTIONS TABLE

Call Options Written
49,700,000 EURO — 3-Month LIBOR, Call Swaption	06/02/06	4.00%	$(21,570)
38,000,000 EURO — 3-Month LIBOR, Call Swaption	02/28/06	4.60%	(45,904)

Total Liability for Call Options Written (Premiums received $321,110)			(67,474)

Put Options Written
38,000,000 EURO — 3-Month LIBOR, Call Swaption	02/28/06	5.40%	(19,342)
49,700,000 EURO — 3-Month LIBOR, Call Swaption	06/02/06	5.50%	(147,261)

Total Liability for Put Options Written (Premiums received $400,680)			(166,603)

Total Written Options (Premiums received $721,790)			$(234,077)

At December 31, 2005 the following forward foreign currency contracts were outstanding for the ING PIMCO High Yield Bond Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

			USD
Euro
EUR 120,000	Buy	01/18/06	142,099	$141,690	$(409)

					$(409)

Euro
EUR 9,760,000	Sell	01/18/06	11,455,039	11,524,127	$(69,088)
Euro
EUR 1,290,000	Sell	01/18/06	1,553,328	1,523,168	30,160
Euro
EUR 1,460,000	Sell	01/18/06	1,734,305	1,723,897	10,408

					$(28,520)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO HIGH YIELD PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Information concerning the Credit Default Agreements outstanding for the ING PIMCO High Yield Bond Portfolio at December 31, 2005, is shown below:

				Unrealized
		Termination	Notional	Appreciation
		Date	Principal	(Depreciation)

Abitibi SP
Receive 1.750% and pay $1,700,000 in the event of default
Counterparty: Lehman Brothers Special Holdings, Inc.	I	6/20/2006	$1,700,000	$1,296
Bombardier Capital, Inc.
Receive 1.850% and pay $2,000,000 in the event of default
Counterparty: Credit Suisse First Boston Intl.		12/20/2006	2,000,000	(5,767)
CMS Energy
Receive 1.800% and pay $1,225,000 in the event of default
Counterparty: Credit Suisse First Boston Intl.	I	12/20/2010	1,225,000	4,381
GAZ Capital SP
Receive 0.720% and pay $3,000,000 in the event of default
Counterparty: Credit Suisse First Boston Intl.		4/20/2006	3,000,000	3,358
General Motors
Receive 1.200% and pay $2,000,000 in the event of default
Counterparty: Wachovia Bank, N.A.		3/20/2006	2,000,000	(69,827)
General Motors
Receive 1.160% and pay $2,000,000 in the event of default
Counterparty: HSBC Bank USA, NA		3/20/2006	2,000,000	(70,000)
General Motors Acceptance Corp.
Receive 3.500% and pay $4,500,000 in the event of default
Counterparty: Merrill Lynch Intl		6/20/2006	4,500,000	(40,474)
General Motors Acceptance Corp.
Receive 7.500% and pay $3,000,000 in the event of default
Counterparty: UBS AG	I	3/20/2006	3,000,000	16,283

				$(160,750)

Information concerning the Interest Rate Swap Agreements outstanding for the ING PIMCO High Yield Bond Portfolio at December 31, 2005, is shown below:

			Notional	Unrealized
	Termination		Principal	Appreciation
	Date		Amount	(Depreciation)

Received a fixed rate equal to 5.000% and pay a floating rate based on 3-month LIBOR. Counterparty: Barclays Capital	6/21/2011	USD	$41,900,000	$167,562

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 97.4%
		Australia: 1.8%
205,000		BHP Billiton Ltd.	$3,416,308

			3,416,308

		Belgium: 1.8%
109,600		Fortis	3,481,924

			3,481,924

		Canada: 2.0%
76,900		EnCana Corp.	3,460,056
27,200	@	Major Drilling Group International	409,578

			3,869,634

		Finland: 1.6%
161,731		Nokia OYJ	2,955,117

			2,955,117

		France: 10.2%
30,100		BNP Paribas	2,422,625
101,800	@,L	Business Objects SA	4,106,073
29,066		Sanofi-Synthelabo SA	2,535,313
22,700		Societe Generale	2,779,429
85,100		Societe Generale ADR	2,085,895
14,300		Total SA	3,592,854
13,900	L	Total SA ADR	1,756,960

			19,279,149

		Germany: 9.0%
32,867		Allianz AG	4,953,711
62,800		Deutsche Bank AG	6,055,049
14,700		Henkel KGaA	1,471,836
20,200		Schering AG	1,346,429
37,434		Siemens AG	3,191,111

			17,018,136

		Greece: 1.5%
95,030		Alpha Bank AE	2,765,617

			2,765,617

		Hong Kong: 4.5%
109,000	L	China Mobile Hong Kong Ltd. ADR	2,620,360
564,000		Hong Kong Exchanges and Clearing Ltd.	2,338,563
442,500		HongKong Electric Holdings	2,188,987
3,178,000		Solomon Systech International Ltd.	1,316,069

			8,463,979

		Japan: 21.6%
49,390		Acom Co., Ltd.	3,171,482
376,000		Amada Co., Ltd.	3,309,275
120,000		Bank of Kyoto Ltd./ The	1,446,274
103,000		Komatsu Ltd.	1,701,271
26,500		Kyocera Corp.	1,935,926
157		Mitsubishi Tokyo Financial Group, Inc.	2,136,266
191,000		Mitsui Trust Holdings, Inc.	2,298,685
5,800		ORIX Corp.	1,475,084
322	@	Resona Holdings, Inc.	1,295,571
157,797		Ricoh Co., Ltd.	2,760,752
59,300		Sankyo Co. Ltd	3,429,664
197,000		Sekisui House Ltd.	2,472,317
250,000		Sharp Corp.	3,800,786
189,000		Sumitomo Electric Industries Ltd.	2,868,469
40,900		Takeda Chemical Industries Ltd.	2,214,338
110,000		Tokuyama Corp.	1,413,062
59,800		Toyota Motor Corp.	3,121,683

			40,850,905

		Mexico: 0.3%
200,600	@	Axtel SA de CV	514,811

			514,811

		Netherlands: 4.8%
261,419		Aegon NV	4,255,648
118,505		Royal Dutch Shell PLC	3,609,917
20,949		Royal Dutch Shell PLC ADR	1,288,154

			9,153,719

		Singapore: 1.2%
1,490,000		Singapore Telecommunications Ltd.	2,333,050

			2,333,050

		South Africa: 0.8%
118,200		JD Group Ltd.	1,433,626

			1,433,626

		South Korea: 2.2%
22,790	@	Kookmin Bank	1,717,607
9,130	@	NHN Corp.	2,404,396

			4,122,003

		Sweden: 2.0%
374,000		Nordea AB	3,875,256

			3,875,256

		Switzerland: 11.7%
5,907		Barry Callebaut AG	1,918,683
63,425		Credit Suisse Group	3,221,241
9,900		Nestle SA	2,947,774
62,865		Novartis AG	3,287,513
33,100	L	Novartis AG ADR	1,737,088
114,800		STMicroelectronics NV	2,056,631
52,000		Swiss Reinsurance	3,788,588
24,418		UBS AG	2,314,082
40,078		Xstrata PLC	935,535

			22,207,135

		Taiwan: 1.5%
490,000		Novatek Microelectronics Corp., Ltd.	2,866,431

			2,866,431

		Thailand: 1.9%
770,700		Bangkok Bank PLC	2,160,251
5,455,100		Krung Thai Bank PCL	1,462,152

			3,622,403

		United Kingdom: 13.9%
85,400		Anglo American PLC	2,907,225
57,998		AstraZeneca PLC	2,812,866
166,000		BP PLC	1,773,550
190,900		Cadbury Schweppes PLC	1,799,816
281,283		Capita Group PLC	2,012,714
155,198		Gallaher Group PLC	2,338,087
118,635		HBOS PLC	2,019,643
227,800		HSBC Holdings PLC	3,644,427
990,480		Legal & General Group PLC	2,072,690
1,089,073		Vodafone Group PLC	2,338,520
244,966		WPP Group PLC	2,644,437

			26,363,975

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		United States: 3.1%
90,700	L	Newmont Mining Corp.	$4,843,380
52,400	@,L	Valueclick, Inc.	948,964

			5,792,344

		Total Common Stock (Cost $160,518,147)	184,385,522

Principal
Amount			Value

SHORT-TERM INVESTMENT: 8.1%
		Repurchase Agreement: 2.6%
$4,888,000	S	Goldman Sachs Repurchase Agreement dated 12/30/05, 4.250%, due 01/03/06, $4,890,308 to be received upon repurchase (Collateralized by $5,071,000 Federal Home Loan Mortgage Corporation, 3.625%, Market Value plus accrued interest $4,986,735 due 09/15/08)	$4,888,000

		Total Repurchase Agreement (Cost $4,888,000)	4,888,000

		Securities Lending CollateralCC: 5.5%
10,330,000		The Bank of New York Institutional Cash Reserves Fund	10,330,000

		Total Securities Lending Collateral (Cost $10,330,000)	10,330,000

		Total Short-Term Investments (Cost $15,218,000)	15,218,000

Total Investments in Securities (Cost $175,736,147)*	105.5%	$199,603,522
Other Assets and Liabilities-Net	(5.5)	(10,337,813)

Net Assets	100.0%	$189,265,709

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
*	Cost for federal income tax purposes is $176,182,976. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$24,917,537
Gross Unrealized Depreciation	(1,496,991)

Net Unrealized Appreciation	$23,420,546

Percentage of
Industry	Net Assets

Advertising	1.4%
Agriculture	1.2
Auto Manufacturers	1.6
Banks	24.9
Chemicals	0.7
Commercial Services	1.1
Diversified Financial Services	3.7
Electric	1.2
Electrical Components and Equipment	3.5
Electronics	1.0
Food	3.5
Home Builders	1.3
Household Products/ Wares	0.8
Insurance	8.0
Internet	1.8
Leisure Time	1.8
Machinery — Construction and Mining	0.9
Machinery — Diversified	1.7
Mining	6.6
Miscellaneous Manufacturing	1.7
Office/ Business Equipment	1.5
Oil and Gas	8.2
Pharmaceuticals	7.4
Retail	0.8
Semiconductors	3.3
Software	2.2
Telecommunications	5.7
Repurchase Agreement	2.6
Securities Lending	5.4
Other Assets and Liabilities, Net	(5.5)

100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 88.2%
		Brazil: 11.8%
20,530		Cia de Bebidas das Americas ADR	$671,331
359,200	L	Cia Vale do Rio Doce ADR	13,021,000
143,370	L	Empresa Brasileira de Aeronautica SA ADR	5,605,767
65,980	L	Gol Linhas Aereas Inteligentes SA ADR	1,861,296
345,019		Petroleo Brasileiro SA ADR	22,208,872
108,800		Uniao de Bancos Brasileiros SA	1,367,279
73,330	L	Uniao de Bancos Brasileiros SA GDR	4,661,588

			49,397,133

		Chile: 1.2%
116,450		Banco Santander Chile SA ADR	5,193,670

			5,193,670

		China: 0.8%
1,530,000	L	Anhui Conch Cement Co. Ltd	1,882,208
1,186,000	L	Tsingtao Brewery Co. Ltd.	1,253,869

			3,136,077

		Egypt: 2.2%
88,185	@	Orascom Telecom Holding SAE	9,266,974

			9,266,974

		Hong Kong: 4.1%
1,354,500		China Mobile Hong Kong Ltd.	6,419,529
729,000		Esprit Holdings Ltd.	5,171,044
3,083,000		GOME Electrical Appliances Holdings Ltd.	2,086,505
1,330,500	L	Yue Yuen Industrial Holdings	3,699,369

			17,376,447

		Hungary: 1.4%
15,124	L	Gedeon Richter Rt GDR	2,718,902
51,365		OTP Bank Rt GDR	3,344,139

			6,063,041

		India: 6.2%
236,119		HDFC Bank Ltd. ADR	12,018,458
60,650		Infosys Technologies Ltd. ADR	4,904,159
5,400	L	Ranbaxy Laboratories Ltd. GDR	42,498
232,199	#,L	Reliance Industries Ltd. GDR	9,178,826

			26,143,941

		Indonesia: 2.0%
7,233,000		Bank Rakyat Indonesia	2,212,702
151,970		Telekomunikasi Indonesia Tbk PT ADR	3,626,004
6,059,000		Unilever Indonesia Tbk PT	2,632,340

			8,471,046

		Israel: 0.9%
824,151		Bank Hapoalim Ltd.	3,803,101

			3,803,101

		Luxembourg: 1.0%
37,715		Tenaris SA ADR	4,318,368

			4,318,368

		Malaysia: 1.4%
369,700		British American Tobacco Malaysia	3,937,141
950,800		Maxis Communications Bhd	2,109,422

			6,046,563

		Mexico: 6.8%
454,040		Alfa SA de CV	2,518,259
545,200	L	America Movil SA de CV ADR	15,952,552
1,781,680		Wal-Mart de Mexico SA de CV	9,881,799

			28,352,610

		Morocco: 0.3%
133,952	@	Marco Telecom	1,416,748

			1,416,748

		Poland: 0.4%
31,499		Bank Pekao SA GDR	1,688,961

			1,688,961

		Russia: 4.2%
73,220		Mobile Telesystems ADR	2,562,700
63,387	L	OAO Gazprom ADR	4,546,926
4,486		Sberbank RF	5,882,891
102,320	@,L	Vimpel-Communications ADR	4,525,614

			17,518,131

		South Africa: 9.7%
1,617,617		African Bank Investments Ltd.	6,256,502
1,163,838		FirstRand Ltd.	3,394,029
57,812	L	Impala Platinum Holdings Ltd.	8,493,100
150,032		Imperial Holdings Ltd.	3,328,463
536,084		Massmart Holdings Ltd.	4,374,999
208,000		MTN Group Ltd.	2,037,832
1,007,098		RMB Holdings Ltd.	4,431,421
2,835,838		Steinhoff International Holdings Ltd.	8,393,790

			40,710,136

		South Korea: 22.1%
72,690	@	Hyundai Mobis	6,589,764
102,290	@,L	Hyundai Motor Co.	9,731,063
175,146	@	Kookmin Bank	13,200,175
5,400	@	KT&G Corp.	240,585
398,049	@,#,L	KT&G Corp. GDR	8,869,805
30,850		Posco	6,137,979
46,863		Samsung Electronics Co., Ltd.	30,149,728
28,193	@	Shinsegae Co., Ltd.	12,286,860
264,740		SK Telecom Co., Ltd. ADR	5,371,575

			92,577,534

		Taiwan: 7.8%
4,494,506		Chinatrust Financial Holding Co.	3,558,054
1,859,000		Chunghwa Telecom Co., Ltd.	3,227,586
1,848,999		HON HAI Precision Industry Co. Ltd	10,154,647
777,000		President Chain Store Corp.	1,629,924
1,962,500		Synnex Technology International Corp.	2,417,049
1,184,599		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	11,739,375

			32,726,635

		Turkey: 2.8%
352,849		Akbank T.A.S.	2,855,127
166,826		Anadolu Efes Biracilik Ve Malt Sanayii AS	4,659,771
675,400		Turkcell Iletisim Hizmet AS	4,071,541

			11,586,439

		United Kingdom: 0.8%
97,441		Anglo American PLC	3,317,130

			3,317,130

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		United States: 0.3%
178,472	@	Ranbaxy Laboratories Ltd. GDR	$1,404,575

			1,404,575

		Total Common Stock (Cost $288,099,851)	370,515,260

PREFERRED STOCK: 4.2%
		Brazil: 4.2%
412,950		Banco Itau Holding Financeira SA	9,954,650
127,550	L	Cia de Bebidas das Americas ADR	4,853,278
80,600		Perdigao SA	2,722,903

			17,530,831

		Total Preferred Stock (Cost $13,394,577)	17,530,831

		Total Long-Term Investments: (Cost $301,494,428)	388,046,091

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 12.2%
	U.S. Government Agency Obligation 6.0%
$25,391,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$25,384,229

	Total U.S. Government Agency Obligation (Cost $25,384,229)	25,384,229

	Securities Lending CollateralCC: 6.2%
25,975,000	The Bank of New York Institutional Cash Reserves Fund	25,975,000

	Total Securities Lending Collateral (Cost $25,975,000)	25,975,000

	Total Short-Term Investments (Cost $51,359,229)	51,359,229

Total Investments in Securities (Cost $352,853,657)*	104.6%	$439,405,320
Other Assets and Liabilities-Net	(4.6)	(19,514,299)

Net Assets	100.0%	$419,891,021

Certain foreign securities have been fair valued in accordance with procedures approved by the Board (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $354,751,039. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$87,132,749
Gross Unrealized Depreciation	(2,478,468)

Net Unrealized Appreciation	$84,654,281

Percentage of
Industry	Net Assets

Aerospace/ Defense	1.3%
Agriculture	3.1
Airlines	0.4
Apparel	0.9
Auto Manufacturers	2.3
Auto Parts and Equipment	1.6
Banks	16.6
Beverages	2.7
Building Materials	0.4
Chemicals	2.2
Distribution/ Wholesale	1.2
Diversified Financial Services	5.4
Electronics	3.0
Food	0.7
Holding Companies — Diversified	1.9
Household Products/ Wares	0.6
Iron/ Steel	2.5
Mining	5.9
Oil and Gas	6.4
Pharmaceuticals	1.0
Retail	6.7
Semiconductors	10.0
Software	1.2
Telecommunications	14.4
U.S. Government Agency Obligations	6.0
Securities Lending Collateral	6.2
Other Assets and Liabilities, Net	(4.6)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 96.1%
		Australia: 2.3%
423,460	S	BHP Billiton Ltd.	$7,056,925
101,194	L	Brambles Industries Ltd	749,300
46,395		CSL Ltd./Australia	1,437,937
314,444		Macquarie Airports	728,060
368,898	S	Newcrest Mining Ltd.	6,551,202
170,682		Patrick Corp. Ltd.	928,136
45,730	L	Rio Tinto Ltd.	2,299,279

			19,750,839

		Austria: 3.3%
56,553	S	Bank Austria Creditanstalt AG	6,236,415
17,004		Erste Bank der Oesterreichischen Sparkassen AG	941,652
12,376		Flughafen Wien AG	882,729
324,478	@	IMMOFINANZ Immobilien Anlagen AG	3,105,103
126,660	S	OMV AG	7,329,427
62,249	@	Raiffeisen International Bank Holding AG	4,058,092
143,661		Telekom Austria AG	3,211,864
28,044		Wiener Staedtische Allgemeine Versicherung AG	1,641,864
28,823		Wienerberger AG	1,145,379

			28,552,525

		Belgium: 2.0%
16,860		Almancora Comm Va	1,839,661
179,423		Fortis	5,700,158
20,475		Interbrew	887,102
91,968		KBC Bancassurance Holding	8,530,385

			16,957,306

		Brazil: 0.1%
16,603	L	Aracruz Celulose SA ADR	664,286

			664,286

		Bulgaria: 0.0%
230,636	@	Bulgarian Compensation Notes	82,750
10,684	@	Bulgarian Housing Compensation Notes	3,801
327,324	@	Bulgarian Registered Comp Vouchers	116,256

			202,807

		Canada: 0.1%
136,107	@	Bema Gold Corp.	392,656
1,888	@,#	Centerra Gold, Inc., 0.000%, due 01/01/05	45,497
101,674	@	Eldorado Gold Corp.	495,249
9,353	@	Ivanhoe Mines Ltd./CA	66,856

			1,000,258

		China: 0.2%
816,000		Beijing Capital International Airport Co. Ltd.	373,196
112,710		Shenzhen Chiwan Wharf Holdings Ltd.	156,850
569,496		Weiqiao Textile Co.	778,831
241,154		Wumart Stores, Inc.	463,426

			1,772,303

		Cyprus: 0.1%
103,368	S	Bank of Cyprus Ltd.	559,443

			559,443

		Czech Republic: 1.3%
83,277	S	Komercni Banka AS	11,614,138

			11,614,138

		Denmark: 0.8%
5,250	@	ALK-Abello A/S	559,584
5,475		Bryggerigruppen AS	460,128
78,177		Danske Bank A/S	2,744,109
7,918		Novo-Nordisk A/S	443,937
24,109		TDC A/S	1,438,990
66,696	@,L	Vestas Wind Systems A/S	1,087,078

			6,733,826

		Egypt: 0.1%
31,077	@	Telecom Egypt GDR	503,758

			503,758

		Eurozone: 1.0%
213,956		EURO STOXX 50-NAV	9,022,291

			9,022,291

		Finland: 0.6%
55,712		Fortum OYJ	1,040,796
209,572		Nokia OYJ	3,829,259
14,300		Stockmann Oyj Abp	548,750

			5,418,805

		France: 9.6%
7,542		Accor	413,220
20,211	L	Air Liquide	3,872,042
210,082	@	Alcatel SA	2,593,149
8,082	@	Alstom RGPT	462,462
12,951	@,#	Atos Origin	850,223
59,857		BNP Paribas	4,817,644
95,581		Bouygues	4,654,071
16,193		Carrefour SA	755,090
26,127	L	Cie de Saint-Gobain	1,547,189
21,801	@	Electricite de France	822,377
6,926		Eurazeo	720,016
139,796	L	France Telecom SA	3,460,529
16,620		Generale de Sante	570,898
35,870	@	JC Decaux SA	832,923
83,483	S	Lafarge SA	7,479,561
10,997		Lagardere SCA	842,329
92,049	S	LVMH Moet Hennessy Louis Vuitton SA	8,141,656
32,663		Pernod-Ricard	5,685,635
29,852		Pinault-Printemps-Redoute	3,350,369
24,473		Publicis Groupe	848,926
15,508		Renault SA	1,258,073
115,974	S	Sanofi-Synthelabo SA	10,115,957
15,412		Schneider Electric SA	1,369,302
97,337		Societe Television Francaise 1	2,692,599
70,322		Suez SA	2,180,539
30,087	S	Total SA	7,559,314
30,577	L	Vinci SA	2,623,962
83,431		Vivendi Universal SA	2,603,663

			83,123,718

		Germany: 8.7%
13,445		Adidas-Salomon AG	2,538,783
9,256		Allianz AG	1,395,063
23,404		BASF AG	1,782,017
140,011		Commerzbank AG	4,317,428
9,344		Continental AG	824,555
30,862		DaimlerChrysler AG	1,565,026
40,919		Deutsche Bank AG	3,945,327
20,217		Deutsche Boerse AG	2,056,853
154,964		Deutsche Post AG	3,742,691
15,909		Deutsche Postbank AG	919,132
126,572		Deutsche Telekom AG	2,096,538
38,576	S	EON AG	3,974,483

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Germany (continued)
158,103		Fraport AG Frankfurt Airport Services Worldwide	$8,374,646
9,409	S	Fresenius AG	1,179,203
38,856	L	Fresenius Medical Care AG	4,072,443
2,426		Henkel KGaA	242,903
18,537		Henkel KGaA	1,706,890
14,991		Hypo Real Estate Holding	773,358
249,608		INDEXCHANGE — DAXEX	15,315,993
19,592		IVG Immobilien AG	410,132
29,331	@,L	KarstadtQuelle AG	440,771
28,603		Linde AG	2,219,921
7,762		MAN AG	412,402
17,027		Metro AG	817,181
6,708		Muenchener Rueckversicherungs AG	905,944
34,500		RWE AG	2,529,354
11,634		Schering AG	775,463
68,068		Siemens AG	5,802,547
16,020		UkrTelecom ADR	101,096

			75,238,143

		Greece: 0.8%
38,230		Alpha Bank AE	1,112,591
158,268	@	Hellenic Telecommunications Organization SA	3,349,706
58,928		National Bank of Greece	2,498,691

			6,960,988

		Hong Kong: 0.3%
381,171		China Merchants Holdings International Co. Ltd	827,270
363,000		Clear Media Ltd.	294,949
558,000		Texwinca Holdings Ltd.	403,015
445,093		Yue Yuen Industrial Holdings	1,237,552

			2,762,786

		Hungary: 0.6%
7,541		Egis Rt	792,636
374,454		Matav Magyar Tavkozlesi Rt	1,670,503
75,492	S	OTP Bank Rt	2,459,012

			4,922,151

		Indonesia: 0.3%
2,083,000		Indofood Sukses Makmur Tbk PT	191,647
219,310		Semen Gresik Persero Tbk PT	396,719
3,481,093		Telekomunikasi Indonesia Tbk PT	2,074,494

			2,662,860

		Ireland: 0.2%
51,377	@	Celtic Resources Holdings PLC	164,529
339,735	@	Dragon Oil Plc	1,157,732

			1,322,261

		Italy: 3.6%
113,084		Assicurazioni Generali S.p.A.	3,937,661
619,295		Banca Intesa S.p.A.	3,053,188
463,227		Banca Intesa S.p.A.	2,447,253
9,298		Banca Popolare dell’Emilia Romagna Scrl	472,694
340,706		Banca Popolare di Milano SCRL	3,718,286
29,868		Banca Popolare di Sondrio Scrl	430,953
73,879		Banche Popolari Unite Scrl	1,614,668
83,942	L	Banco Popolare di Verona e Novara Scrl	1,692,123
329,919		Beni Stabili S.p.A.	317,078
128,602		Buzzi Unicem SpA	2,007,524
217,139		Capitalia S.p.A.	1,252,454
755,919		Cassa di Risparmio di Firenze S.p.A.	2,227,706
255,740		Credito Emiliano S.p.A.	2,846,465
39,825		Finmeccanica S.p.A.	768,522
36,826	@	Geox SPA	403,848
34,091		Luxottica Group S.p.A.	862,975
310,803	@	Parmalat SpA	756,128
331,490		UniCredito Italiano S.p.A.	2,264,676

			31,074,202

		Japan: 15.2%
16,525		Aeon Credit Service Co., Ltd.	1,562,442
31,050		Aiful Corp.	2,593,507
20,200		Aisin Seiki Co. Ltd	740,857
33,599		Asahi Breweries Ltd.	409,337
27,000		Bank of Fukuoka Ltd.	231,245
201,000		Bank of Yokohama Ltd.	1,643,915
38,000	L	Bridgestone Corp.	791,475
73,780	S,L	Canon, Inc.	4,327,410
25,000		Chiba Bank Ltd./The	209,645
58,888		Credit Saison Co., Ltd.	2,932,678
15,000		Dai Nippon Printing Co., Ltd.	266,648
29,200		Daikin Industries Ltd	851,303
53,920		Denso Corp.	1,865,245
143		Dentsu, Inc.	466,434
187		East Japan Railway Co.	1,282,635
6,900		Exedy Corp.	192,654
10,200		Fanuc Ltd	865,697
30,700		Fuji Photo Film Co., Ltd.	1,016,746
898	S	Fuji Television Network, Inc.	2,250,854
52,000		Fujitsu Ltd.	394,934
45,000		Gunma Bank Ltd./The	331,881
37,100		Hitachi Capital Corp.	738,627
72,657		Honda Motor Co., Ltd.	4,189,915
26,600		Ibiden Co., Ltd.	1,423,373
154,000		Itochu Corp.	1,284,574
6,100	L	Jafco Co. Ltd	544,948
142	S	Japan Tobacco, Inc.	2,074,537
20,469		JS Group Corp.	408,609
51,920		Koito Manufacturing Co. Ltd	796,624
12,940		Leopalace21 Corp.	467,880
328,280	S	Matsushita Electric Industrial Co., Ltd.	6,322,019
740	S	Mitsubishi Tokyo Financial Group, Inc.	10,069,024
49,596		Mitsui Fudosan Co., Ltd.	1,003,297
785	S	Mizuho Financial Group, Inc.	6,225,657
53,000	L	NGK Spark Plug Co. Ltd	1,148,453
34,376	@	NIKKEI	4,706,567
41,265		Nikko Cordial Corp.	656,013
33,973		Nissan Motor Co., Ltd.	346,271
29,600		Nitto Denko Corp.	2,304,352
52,750	L	Nomura ETF — Nikkei 225 Exchange Traded Fund	7,222,232
132,800		Nomura Holdings, Inc.	2,554,308
815,300	L	Nomura TOPIX Exchange Traded Fund	11,487,282
61,000		NSK Ltd.	416,852
5,800		ORIX Corp.	1,475,084
91,000		Ricoh Co., Ltd.	1,592,099
22,000		Secom Co., Ltd.	1,151,299
21,100		Sega Sammy Holdings, Inc.	706,565
43,446	@	Seven & I Holdings Co., Ltd.	1,858,869
104,000		Sharp Corp.	1,581,127
5,727		SMC Corp.	817,769
93,568		Sony Corp.	3,815,664
66,445		Sumitomo Corp.	859,216
657	S	Sumitomo Mitsui Financial Group, Inc.	6,935,195
32,000		Sumitomo Rubber Industries, Inc.	456,028
132,000		Sumitomo Trust & Banking Co., Ltd.	1,344,846
22,500		Suzuki Motor Corp.	417,669
18,500		Takeda Chemical Industries Ltd.	1,001,596

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Japan (continued)
3,660		Takefuji Corp.	$248,311
7,700		TDK Corp.	546,115
90,566	@	TOPIX	1,276,042
43,000		Toppan Printing Co., Ltd.	500,610
221,836		Toshiba Corp.	1,324,666
170,600	S	Toyota Motor Corp.	8,905,671
11,500	@,L	Trend Micro, Inc.	436,493
51,900		Yamaha Motor Co., Ltd.	1,355,397
9,254		Yamanouchi Pharmaceutical Co., Ltd.	361,367
15,368		Yamato Transport Co., Ltd.	255,313

			130,841,967

		Luxembourg: 0.1%
17,772	@,L	Millicom International Cellular SA	477,000

			477,000

		Mexico: 0.7%
32,600		Consorcio ARA SA	142,503
176,162		Fomento Economico Mexicano SA de CV	1,275,138
40,945		Fomento Economico Mexicano SA de CV ADR	2,968,922
744,299		Grupo Financiero Banorte SA de CV	1,540,703
36,508	@	Urbi Desarrollos Urbanos SA de C.V	252,249

			6,179,515

		Netherlands: 2.8%
53,484		Aegon NV	870,668
30,264		Euronext NV	1,570,334
33,456	L	European Aeronautic Defense and Space Co.	1,257,050
53,950		Heineken NV	1,704,447
204,774		Koninklijke Philips Electronics NV	6,336,479
426,237		Royal KPN NV	4,258,416
31,285	@	Royal Numico NV	1,292,738
132,284		TPG NV	4,121,728
27,872		Unilever NV	1,899,471
24,093		VNU NV	795,567

			24,106,898

		New Zealand: 0.1%
436,996		Auckland International Airport Ltd.	588,797

			588,797

		Norway: 1.7%
121,000		Acta Holding ASA	320,633
39,513		DNB Holding ASA	419,302
53,986		Norsk Hydro ASA	5,536,932
23,729		Orkla ASA	980,751
323,205	S	Statoil ASA	7,386,804
39,807		Telenor ASA	389,262

			15,033,684

		Philippines: 0.1%
16,600	L	Philippine Long Distance Telephone ADR	556,764

			556,764

		Poland: 4.2%
40,547		Agora SA	858,538
231,833		Bank Pekao SA	12,445,571
18,819		Bank Przemyslowo-Handlowy PBK SA	4,328,684
21,437	@	Bank Zachodni WBK SA	929,561
41,131	@	Budimex SA	487,137
33,704	@	CCC SA	323,195
150,740	@	Cersanit Krasnystaw SA	649,181
11,976		Grupa Kety SA	461,351
14,368		Inter Cars SA	104,611
5,670	@	Inter Groclin Auto SA	111,567
1,320,494	S	PKO Bank Polski SA	11,736,903
11,813		Polska Graupa Framaceutycz SA	219,769
27,789		Sniezka SA	229,890
2,682	@	Stomil Sanok	109,172
362,086		Telekomunikacja Polska SA	2,603,419
186,493	@	ZM Duda SA	624,627

			36,223,176

		Portugal: 0.1%
9,909		Jeronimo Martins	148,491
81,127		Portugal Telecom SGPS SA	817,472

			965,963

		Romania: 0.9%
2,381,367		Impact	343,065
2,870,500	@	Rolast AG	70,760
349,450		Romanian Bank for Development SA	1,532,651
422,000		SIF 1 Banat Crisana Arad	330,991
458,000		SIF 2 Moldova Bacau	329,903
346,500		SIF 3 Transilvania Brasov	232,949
635,000		SIF 4 Muntenia Bucuresti	347,622
403,500		SIF 5 Oltenia Craiova	331,982
25,495,482	@	SNP Petrom SA	3,893,312
1,544,000	@	SOCEP CONSTANTA	103,802

			7,517,037

		Russia: 4.7%
109,200		LUKOIL ADR	6,480,697
58,216		MMC Norilsk Nickel ADR	5,530,520
516		NovaTek OAO	1,117,498
1,853	@,#	NovaTek OAO GDR	40,303
125,893		OAO Gazprom ADR	9,030,657
11,694		Sberbank RF	15,335,383
162,280	@	Tyumen Oil Co.	1,152,188
19,448	L	Unified Energy System GDR	824,595
101,329	L	Uralsvyazinform ADR	735,649
90,615		VolgaTelecom ADR	708,609

			40,956,099

		Singapore: 0.1%
370,000		Singapore Telecommunications Ltd.	579,348

			579,348

		South Korea: 1.4%
3,651	@	NHN Corp.	961,495
16,730		Samsung Electronics Co., Ltd.	10,763,395

			11,724,890

		Spain: 1.7%
25,242		ACS Actividades de Construccion y Servicios SA	808,549
320,567	L	Banco Bilbao Vizcaya Argentaria SA	5,702,331
37,780		Corp Mapfre SA	621,143
70,353		Endesa SA	1,836,962
15,877		Fadesa SA	521,742
28,605	S	Grupo Empresarial Ence SA	881,764
24,783	L	Grupo Ferrovial	1,714,222
36,346		Inditex SA	1,183,052
46,441		Promotora de Informaciones SA (PRISA)	788,762
44,585		Telefonica SA	667,717

			14,726,244

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Sweden: 3.1%
21,003		Autoliv, Inc.	$952,041
225,755		ForeningsSparbanken AB	6,137,331
91,119		Getinge AB	1,253,683
19,916		Hennes & Mauritz AB	675,397
53,650	@	Modern Times Group AB	2,235,243
558,904	S	Nordea AB	5,791,165
283,000		Skandinaviska Enskilda Banken AB	5,815,208
167,395		Skanska AB	2,546,570
345,802		Telefonaktiebolaget LM Ericsson	1,189,344
24,500		TeliaSonera AB	131,723

			26,727,705

		Switzerland: 7.5%
2,990		BKW FMB Energie AG	199,521
83,869		Compagnie Financiere Richemont AG	3,640,304
197,668		Credit Suisse Group	10,039,200
90,677	S	Holcim Ltd	6,154,371
47,825	S	Nestle SA	14,240,131
215,515	S	Novartis AG	11,270,316
75,741	S	Roche Holding AG	11,323,013
1,809		SGS SA	1,520,481
35,429		Swatch Group AG	5,244,702
10,244		Synthes, Inc.	1,149,491
898	@	Unique Zurich Airport	160,745

			64,942,275

		Turkey: 4.6%
1,166,625	S	Akbank T.A.S.	9,439,914
939,205	@	Dogan Sriketler Grubu Holdings	3,034,921
34,601		Enka Insaat Ve Sanayi AS	429,305
950,449		HACI Omer Sabanci Holding	5,352,991
1,040,161		KOC Holding AS	4,837,284
20,689		Tupras Türkiye Petrol Rafine	379,964
1,519,895		Türkiye Garanti Bankasi	5,462,227
1,064,055		Türkiye Is Bank ASI — C	9,150,069
301,345	@	Türkiye Vakiflar Bankasi Tao	1,594,241

			39,680,916

		Ukraine: 0.0%
2,095	@	Centrenergo ADR	12,239
233		Ukrnafta Open JT STK ADR	56,067

			68,306

		United Kingdom: 10.6%
361,200		Aegis Group Plc	756,510
47,081		Anglo American PLC	1,602,752
160,501		Associated British Ports Holdings Plc	1,617,043
459,750	S	BAA PLC	4,947,047
193,648		BAE Systems PLC	1,270,151
180,989		Barclays PLC	1,894,568
41,907		BG Group PLC	413,833
74,948		BP PLC	800,747
20,846		British Land Co. PLC	381,735
66,692		British Sky Broadcasting PLC	566,580
239,921		Burberry Group PLC	1,766,671
60,462		Cadbury Schweppes PLC	570,039
706,403		Compass Group PLC	2,673,593
647,734	S	Diageo PLC	9,340,332
485,033	S	GlaxoSmithKline PLC	12,217,770
94,797		Highland Gold Mining Ltd.	396,947
909,280		Hilton Group PLC	5,667,900
84,702		Imperial Tobacco Group PLC	2,519,734
35,621	@	Kazakhmys PLC	473,013
93,951		Kingfisher PLC	382,300
58,012		National Grid PLC	565,942
71,333		Pearson PLC	841,738
192,928		Peninsular and Oriental Steam Navigation Co./The	1,542,645
60,326	@	Peter Hambro Mining PLC	956,702
172,898		Prudential PLC	1,634,111
82,997		Reckitt Benckiser PLC	2,731,121
292,115	@	Rolls-Royce Group PLC	2,145,238
45,449		Royal Bank of Scotland Group PLC	1,368,542
40,652		SABMiller PLC	739,140
189,252		Scottish & Newcastle PLC	1,579,433
152,416		Scottish Power Plc	1,421,334
180,402		Smith & Nephew PLC	1,655,900
46,593		Smiths Group PLC	836,918
32,141	@,L	Telewest Global, Inc.	765,599
1,166,647		Tesco PLC	6,635,387
4,991,357	S	Vodafone Group PLC	10,717,730
158,883		William Hill PLC	1,457,159
35,512		Wolseley PLC	747,145
276,645		WPP Group PLC	2,986,418

			91,587,467

		United States: 0.5%
250,262	L	News Corp., Inc.	4,156,852
7,879	L	Southern Copper Corp.	527,735

			4,684,587

		Venezuela: 0.0%
26,618		Cia Anonima Nacional Telefonos de Venezuela ADR	380,637

			380,637

		Total Common Stock (Cost $730,581,860)	829,368,969

PREFERRED STOCK: 0.2%
		Germany: 0.2%
103,701		ProSieben SAT.1 Media AG	1,974,515

		Total Preferred Stock (Cost $1,955,478)	1,974,515

RIGHT: 0.0%
		Germany: 0.0%
3		Fresenius AG	6

			6

		Romania: 0.0%
25,495,482		SNP Petrom SA	36,216

			36,216

		Spain: 0.0%
2		Grupo Empresarial Ence SA	3

			3

		Total Right (Cost $ — )	36,225

WARRANTS: 0.7%
		India: 0.7%
576,531		Bharti Televentures, 0.000%, due 05/31/10	4,421,993
77,332		State Bank of India, 0.000%, due 05/13/10	1,556,693

			5,978,686

		Total Warrants (Cost $5,162,453)	5,978,686

		Total Long-Term Investments (Cost $737,699,791)	837,358,395

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JULIUS BAER FOREIGN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS 6.4%
	U.S. Government Agency Obligations 0.7%
$5,394,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$5,392,562

	Total U.S. Government Agency Obligations (Cost $5,392,562)	5,392,562

	Securities Lending Collateralcc: 5.7%
49,375,000	The Bank of New York Institutional Cash Reserves Fund	49,375,000

	Total Securities Lending Collateral (Cost $49,375,000)	49,375,000

	Total Short-term Investments (Cost $54,767,353)	54,767,562

Total Investments in Securities (Cost $792,467,353)*	103.4%	$892,125,957
Other Assets and Liabilities-Net	(3.4)	(29,223,876)

Net Assets	100.0%	$862,902,081

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
*	Cost for federal income tax purposes is $795,988,984. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$104,967,138
Gross Unrealized Depreciation	(8,830,165)

Net Unrealized Appreciation	$96,136,973

Information concerning open futures contracts at December 31, 2005 is shown below:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

			USD
British Pound Sterling
GBP 2,820,539	Buy	02/28/06	4,853,639	4,841,600	$(12,039)
Japanese Yen
JPY 813,089,112	Buy	01/23/06	6,764,356	6,909,250	144,894
Polish New Zloty
PLN 10,213,444	Buy	01/23/06	3,160,883	3,135,134	(25,748)

					$107,107

			USD
Czech Republic Krona
CZK 62,799,497	Sell	01/26/06	2,536,329	2,554,216	$(17,888)
Polish New Zloty
PLN 10,213,444	Sell	01/23/06	3,125,959	3,135,134	(9,176)
			USD
Czech Republic Krona
CZK 47,888,457	Sell	02/28/06	1,943,714	1,952,213	(8,498)
Czech Republic Krona
CZK 30,699,400	Sell	03/27/06	1,268,895	1,253,670	15,225
Czech Republic Krona
CZK 32,705,291	Sell	03/27/06	1,351,805	1,335,585	16,220
Czech Republic Krona
CZK 28,241,780	Sell	03/27/06	1,169,190	1,153,308	15,881

					$11,764

Percentage of
Industry	Net Assets

Advertising	0.7%
Aerospace/Defense	0.6
Agriculture	0.5
Apparel	0.7
Auto Manufacturers	1.9
Auto Parts & Equipment	0.9
Banks	25.6
Beverages	2.9
Building Materials	2.4
Chemicals	1.0
Closed-end Funds	0.2
Commercial Services	0.4
Computers	0.2
Distribution/Wholesale	0.3
Diversified Financial Services	3.0
Electric	1.8
Electrical Components & Equipment	0.6
Electronics	1.1
Engineering & Construction	3.6
Entertainment	0.8
Equity Fund	5.0
Food	3.4
Food Service	0.3
Forest Products & Paper	0.2
Hand/Machine Tools	0.1
Healthcare — Products	0.6
Healthcare — Services	0.7
Holding Companies — Diversified	2.7
Home Builders	0.0
Home Furnishings	1.2
Household Products/Wares	0.5
Insurance	1.3
Internet	0.2
Investment Companies	0.2
Leisure Time	0.2
Lodging	0.1
Machinery — Diversified	0.1
Media	2.4
Metal Fabricate/Hardware	0.1
Mining	3.1
Miscellaneous Manufacturing	0.9
Office/Business Equipment	0.7
Oil & Gas	6.1
Pharmaceuticals	5.9
Real Estate	0.7
Retail	2.1
Semiconductors	1.2
Sovereign	0.6
Telecommunications	6.2
Textiles	0.1
Transportation	1.5
Venture Capital	0.1
Securities Lending	5.7
Other assets and liabilities	(3.4)

100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 99.4%
		Australia: 1.6%
98,527		CSL Ltd./Australia	$3,053,684

			3,053,684

		Austria: 1.5%
53,367		Erste Bank der Oesterreichischen Sparkassen AG	2,955,370

			2,955,370

		Brazil: 1.4%
38,750		Petroleo Brasileiro SA ADR	2,761,713

			2,761,713

		Canada: 8.3%
63,065		Canadian National Railway Co.	5,044,569
152,688		Shoppers Drug Mart Corp.	5,748,592
103,161		Talisman Energy, Inc.	5,439,984

			16,233,145

		France: 8.7%
88,961	@	JC Decaux SA	2,065,729
140,958		Veolia Environnement	6,352,002
100,476		Vinci SA	8,622,337

			17,040,068

		Germany: 6.2%
75,471		Continental AG	6,659,888
88,075		Hypo Real Estate Holding	4,543,629
17,744		Metro AG	851,592

			12,055,109

		Hong Kong: 2.7%
29,265	@	CNOOC Ltd. ADR	1,989,142
1,930,000		Shangri-La Asia Ltd.	3,225,189

			5,214,331

		India: 2.3%
84,887		ICICI Bank Ltd. ADR	2,444,746
53,905	#,I	Reliance Industries Ltd. GDR	2,130,865

			4,575,611

		Ireland: 1.1%
139,593		Anglo Irish Bank Corp. PLC	2,105,053

			2,105,053

		Japan: 24.4%
24,600		Advantest Corp.	2,483,473
72,900		Credit Saison Co., Ltd.	3,630,489
23,600		Fanuc Ltd	2,002,984
7,600		Keyence Corp.	2,159,583
109,488		Leopalace21 Corp.	3,958,828
24,700	@	Misawa Homes Holdings, Inc.	1,367,606
154		Mitsubishi Tokyo Financial Group, Inc.	2,095,445
70,100		Murata Manufacturing Co. Ltd	4,497,645
199,000		Nippon Electric Glass Co. Ltd	4,361,528
107,726		Sega Sammy Holdings, Inc.	3,607,367
892,000	@	Seiyu Ltd.	2,531,396
209		Sumitomo Mitsui Financial Group, Inc.	2,206,173
174,000		Sumitomo Realty & Development Co., Ltd.	3,776,133
101,600		Toyota Motor Corp.	5,303,729
28,700		Yamada Denki Co., Ltd.	3,584,937

			47,567,316

		Luxembourg: 1.1%
178,450	@	Stolt Offshore SA	2,080,510

			2,080,510

		Mexico: 9.6%
229,000		America Movil SA de CV ADR	6,700,540
138,091		Cemex SA de CV ADR	8,192,939
47,559		Grupo Televisa SA ADR	3,828,500

			18,721,979

		Singapore: 1.5%
1,393,000		CapitaLand Ltd.	2,877,730

			2,877,730

		South Korea: 3.2%
62,690	#	Hyundai Motor Co. GDR	3,017,132
9,995	#	Samsung Electronics Co., Ltd. GDR	3,258,003

			6,275,135

		Sweden: 4.1%
231,330		Telefonaktiebolaget LM Ericsson ADR	7,957,752

			7,957,752

		Switzerland: 10.2%
77,985		Lonza Group AG	4,755,966
58,329		Roche Holding AG	8,719,980
67,529		UBS AG	6,399,690

			19,875,636

		Taiwan: 1.1%
219,594		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,176,177

			2,176,177

		United Kingdom: 10.4%
942,591		ARM Holdings PLC	1,951,979
506,039		Carphone Warehouse Group PLC	2,406,810
206,957		Diageo PLC	2,984,322
436,763		Enterprise Inns Plc	7,033,407
177,012		Reckitt Benckiser PLC	5,824,804

			20,201,322

		Total Common Stock (Cost $174,327,362)	193,727,641

Total Investments in Securities (Cost $174,327,362)*	99.4%	$193,727,641
Other Assets and Liabilities-Net	0.6	1,229,550

Net Assets	100.0%	$194,957,191

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
I	Illiquid security
*	Cost for federal income tax purposes is $174,813,637. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$19,009,860
Gross Unrealized Depreciation	(95,856)

Net Unrealized Appreciation	$18,914,004

Percentage of
Industry	Net Assets

Advertising	1.1%
Auto Manufacturers	4.3
Auto Parts and Equipment	3.4
Banks	11.7
Beverages	1.5
Building Materials	4.2
Chemicals	3.5
Diversified Financial Services	1.9
Electronics	8.0
Engineering and Construction	4.4
Food	0.4
Home Builders	0.7
Household Products/Wares	3.0
Leisure Time	1.8
Lodging	1.7
Media	2.0
Oil and Gas	5.2
Oil and Gas Services	1.1
Pharmaceuticals	6.0
Real Estate	5.4
Retail	10.9
Semiconductors	3.8
Telecommunications	7.5
Transportation	2.6
Water	3.3
Other assets and liabilities	0.6

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 93.9%
		Advertising: 0.2%
600	@@	Hakuhodo DY Holdings, Inc.	$42,289
254	@@	Publicis Groupe	8,811

			51,100

		Aerospace/Defense: 0.3%
1,858	@@	Thales SA	83,821

			83,821

		Agriculture: 1.0%
10,278	@@	British American Tobacco PLC	229,175
4	@@	Japan Tobacco, Inc.	58,438
925	@@	Swedish Match AB	10,860

			298,473

		Airlines: 0.8%
1,480	@@	Air France	31,516
6,000	@@	All Nippon Airways Co. Ltd.	24,403
7,523	@,@@	British Airways PLC	43,153
11,000	@@	Cathay Pacific Airways Ltd.	19,220
1,684	@@	Deutsche Lufthansa AG	24,797
13,000	@@	Japan Airlines Corp.	35,338
22,971	@@	Qantas Airways Ltd.	67,889
1,000	@@	Singapore Airlines Ltd.	7,436

			253,752

		Apparel: 0.1%
221	@@	Adidas-Salomon AG	41,731

			41,731

		Auto Manufacturers: 2.5%
859	@@	DaimlerChrysler AG	43,560
2,000	@@	Honda Motor Co., Ltd.	115,334
1,143	@@	Renault SA	92,725
1,000	@@	Scania AB	36,128
7,700	@@	Toyota Motor Corp.	401,956
1,800	@@	Volvo AB	84,769

			774,472

		Auto Parts & Equipment: 0.4%
1,145	@@	Continental AG	101,040
2,006	@@	GKN PLC	9,888
22,200	@@	Pirelli & C S.p.A.	20,324

			131,252

		Banks: 17.4%
4,330	@@	Allied Irish Banks PLC	92,595
3,152	@@	Banca Antonveneta S.p.A.	97,738
21,917	@@	Banca Intesa S.p.A.	115,789
14,634	@@	Banco Bilbao Vizcaya Argentaria SA	260,313
8,648	@@	Banco Comercial Portugues SA	23,787
11,749	@@	Banco Santander Central Hispano SA	154,357
22,318	@@	Bank of East Asia	67,422
3,000	@@	Bank of Fukuoka Ltd.	25,694
5,000	@@	Bank of Kyoto Ltd./The	60,261
29,907	@@	Barclays PLC	313,062
4,667	@@	BNP Paribas	375,628
23,762	@@	Capitalia S.p.A.	137,059
2,732	@@	Commerzbank AG	84,245
7,408	@@	Commonwealth Bank of Australia	231,716
2,088	@@	Credit Suisse Group	106,046
1,200	@@	Danske Bank A/S	42,121
1,723	@@	Deutsche Bank AG	166,128
1,900	@@	DNB Holding ASA	20,162
2,550	@@	EFG Eurobank Ergasias SA	80,258
387	@@	Erste Bank der Oesterreichischen Sparkassen AG	21,431
4,462	@@	Fineco S.p.A.	42,778
3,936	@@	Fortis	125,044
15,335	@@	HBOS PLC	261,063
25,653	@@	HSBC Holdings PLC	410,406
921	@@	KBC Bancassurance Holding	85,426
11	@@	Mitsubishi Tokyo Financial Group, Inc.	149,675
12,000	@@	Mitsui Trust Holdings, Inc.	144,420
27	@@	Mizuho Financial Group, Inc.	214,131
7,184	@@	National Australia Bank Ltd.	170,096
16,000	@@	Nishi-Nippon City Bank Ltd./The	95,045
52	@,@@	Resona Holdings, Inc.	209,223
10,448	@@	Royal Bank of Scotland Group PLC	314,606
5,200	@@	Svenska Handelsbanken AB	128,650
3,738	@@	UBS AG	354,248
5,130	@@	UniCredito Italiano S.p.A.	35,236
10,000	@@	United Overseas Bank Ltd.	87,744

			5,303,603

		Beverages: 2.1%
4,900	@@	Asahi Breweries Ltd.	59,697
150	@@	Carlsberg A/S	8,027
6,463	@@	Coca-Cola Amatil Ltd.	36,496
300	@@	Coca-Cola Hellenic Bottling Co.	8,789
505	@@	Interbrew	21,880
3,000	@@	Kirin Brewery Co., Ltd.	35,047
597	@@	Pernod-Ricard	103,920
17,519	@@	SABMiller PLC	318,533
6,000	@@	Sapporo Holdings Ltd.	33,534

			625,923

		Building Materials: 2.1%
15,000	@@	Asahi Glass Co. Ltd	193,096
13,928	@@	Boral Ltd	82,433
2,349	@@	Cie de Saint-Gobain	139,103
1,459	@@	CRH PLC	42,703
643	@@	Lafarge SA	57,609
33,266	@@	Pilkington Plc	84,963
227	@@	Titan Cement Co. SA	9,237
416	@@	Wienerberger AG	16,531

			625,675

		Chemicals: 1.5%
1,168	@@	Akzo Nobel NV	53,894
8,000	@@	Asahi Kasei Corp.	54,091
5,965	@,@@	Clariant AG	87,523
8,000	@@	Denki Kagaku Kogyo K K	35,307
9,000	@,@@	Mitsubishi Chemical Holdings Corp.	56,655
6,000	@@	Mitsui Chemicals, Inc.	40,257
253	@@	Solvay SA	27,809
4,000	@@	Sumitomo Chemical Co., Ltd.	27,431
15,000	@@	Tosoh Corp.	65,734
400	@@	Yara International ASA	5,797

			454,498

		Commercial Services: 0.9%
1,033	@@	Abertis Infraestructuras SA	25,912
603	@@	Adecco SA	27,703
800	@@	Autostrade S.p.A.	19,119
8,300	@@	Brambles Industries PLC	59,423
2,999	@@	Davis Service Group PLC	24,940
9,396	@@	Rentokil Initial Plc	26,430
837	@@	Securitas AB	13,887
7,000	@@	Toppan Printing Co., Ltd.	81,495

			278,909

		Computers: 0.5%
530	@,@@, #	Atos Origin	34,794
11,000	@@	Fujitsu Ltd.	83,544
8,074	@@	LogicaCMG Plc	24,576
334	@,@@	Logitech International SA	15,670

			158,584

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Cosmetics/Personal Care: 0.5%
3,000	@@	Kao Corp.	$80,279
885	@@	L’Oreal SA	65,498

			145,777

		Distribution/Wholesale: 1.1%
1,276	@@	Buhrmann NV	18,759
1,000	@@	Canon Sales Co., Inc.	21,381
4,500	@@	Esprit Holdings Ltd.	31,920
17,000	@@	Itochu Corp.	141,804
6,000	@@	Toyota Tsusho Corp.	135,877

			349,741

		Diversified Financial Services: 1.9%
750	@@	Acom Co., Ltd.	48,160
750	@@	Aiful Corp.	62,645
3,630	@@	Australian Stock Exchange Ltd.	86,336
365	@@	Euronext NV	18,939
2,000	@@	Hong Kong Exchanges and Clearing Ltd.	8,293
755	@@	Irish Life & Permanent PLC	15,312
400	@@	ORIX Corp.	101,730
1,750	@@	Promise Co., Ltd.	116,595
813	@@	Provident Financial PLC	7,636
1,300	@@	Sampo OYJ	22,553
5,990	@@	Schroders PLC	97,709

			585,908

		Electric: 3.8%
77	@@	Electrabel	34,700
5,105	@@	Electricidade de Portugal SA	15,659
807	@@	EON AG	83,145
1,000	@@	Fortum OYJ	18,682
15,500	@@	HongKong Electric Holdings	76,676
69,383	@@	International Power PLC	285,400
1,536	@@	RWE AG	112,611
4,239	@@	Suez SA	131,443
50,373	@@	Terna S.p.A.	123,891
4,400	@@	Tokyo Electric Power Co., Inc.	106,897
4,794	@@	Union Fenosa SA	177,899

			1,167,003

		Electrical Components & Equipment: 0.9%
1,200	@@	Casio Computer Co., Ltd.	20,107
22,000	@@	Hitachi Ltd.	148,104
14,000	@@	Toshiba Corp.	83,599
800	@,@@	Vestas Wind Systems A/ S	13,039

			264,849

		Electronics: 1.3%
8,000	@@	Dainippon Screen Manufacturing Co. Ltd	66,816
2,100	@@	Ibiden Co., Ltd.	112,372
200	@@	Keyence Corp.	56,831
5,076	@@	Koninklijke Philips Electronics NV	157,071

			393,090

		Engineering & Construction: 2.0%
9,908	@@	Amec PLC	58,466
3,221	@@	Bouygues	156,838
841	@@	Fomento de Construcciones y Contratas SA	47,529
261	@@	Grupo Ferrovial	18,053
1,152	@@	Hochtief AG	51,459
2,832	@@	Leighton Holdings Ltd	37,119
22,000	@@	Shimizu Corp.	161,279
16,000	@@	Taisei Corp.	72,369

			603,112

		Entertainment: 0.4%
3,096	@@	Aristocrat Leisure Ltd.	27,828
11,109	@@	Hilton Group PLC	69,247
690	@@	OPAP SA	23,703
300	@@	Oriental Land Co. Ltd.	16,335

			137,113

		Food: 3.1%
1,168	@@	Casino Guichard Perrachon SA	77,402
200	@@	Danisco A/ S	15,276
2,253	@@	Ebro Puleva SA	37,264
889	@@	Kerry Group Plc	19,584
4,608	@,@@	Koninklijke Ahold NV	34,458
406	@@	Metro AG	19,485
1,190	@@	Nestle SA	354,328
600	@@	Orkla ASA	24,799
28,595	@@	Tesco PLC	162,636
2,342	@@	Unilever NV	159,607
2,877	@@	Woolworths Ltd.	35,458

			940,297

		Food Service: 0.1%
1,045	@@	Sodexho Alliance SA	42,878

			42,878

		Forest Products & Paper: 0.5%
13	@@	Nippon Unipac Holding	51,905
1,100	@@	Norske Skogindustrier ASA	17,402
10,000	@@	OJI Paper Co. Ltd.	58,977
900	@@	Svenska Cellulosa AB	33,583

			161,867

		Gas: 0.7%
1,637	@@	Alinta Ltd.	13,356
699	@@	Australian Gas Light Co. Ltd.	8,812
44,000	@@	Tokyo Gas Co., Ltd.	195,693

			217,861

		Hand/Machine Tools: 0.9%
5,000	@@	Makita Corp.	122,608
600	@@	Nidec Corp.	51,004
194	@@	Schindler Holding AG	76,824
4,500	@@	Techtronic Industries Co.	10,705

			261,141

		Healthcare — Products: 0.3%
272	@@,#	Cie Generale D’Optique Essilor International SA	21,864
878	@@	Cochlear Ltd.	29,340
941	@@	Phonak Holding AG	40,458
500	@@	Terumo Corp.	14,800

			106,462

		Healthcare — Services: 0.1%
1,400	@,@@	Capio AB	24,884
86	@@	Fresenius Medical Care AG	9,014

			33,898

		Holding Companies — Diversified: 1.0%
88	@@	Groupe Bruxelles Lambert SA	8,601
6,000	@@	Hutchison Whampoa International Ltd.	56,996
5,000	@@	Keppel Corp. Ltd.	32,989
1,090	@@	LVMH Moet Hennessy Louis Vuitton SA	96,410
1,000	@@	Swire Pacific Ltd.	8,963
17,818	@@	Tomkins PLC	91,435

			295,394

		Home Builders: 0.3%
10,524	@@	George Wimpey PLC	86,954

			86,954

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Home Furnishings: 0.9%
800	@@	Electrolux AB	$20,773
6,000	@@	Matsushita Electric Industrial Co., Ltd.	115,548
3,500	@@	Sony Corp.	142,729

			279,050

		Household Products/Wares: 0.3%
234	@@	Henkel KGaA	23,429
1,805	@@	Reckitt Benckiser PLC	59,396

			82,825

		Insurance: 4.1%
4,295	@@	Aegon NV	69,918
827	@@	Allianz AG	124,645
15,004	@@	AMP Ltd.	84,421
3,307	@@	Assicurazioni Generali S.p.A.	115,152
4,518	@@	Aviva Plc	54,654
4,945	@@	AXA	159,111
25,007	@@	Legal & General Group PLC	52,330
789	@@	Muenchener Rueckversicherungs AG	106,558
5,483	@@	Prudential PLC	51,821
33,439	@@	Royal & Sun Alliance Insurance Group	72,189
2,839	@@	Skandia Forsakrings AB	16,986
14,000	@@	Sompo Japan Insurance, Inc.	189,479
1,115	@@	Swiss Reinsurance	81,236
355	@,@@	Zurich Financial Services AG	75,325

			1,253,825

		Iron/Steel: 2.4%
3,341	@,@@	Arcelor	83,282
17,706	@@	BlueScope Steel Ltd	89,928
52	@@	Boehler-Uddeholm AG	8,726
8,766	@@	Corus Group PLC	8,877
3,200	@@	JFE Holdings, Inc.	106,998
24,000	@@	Nippon Steel Corp.	85,061
9,000	@@	Nisshin Steel Co., Ltd.	28,894
6,709	@@	OneSteel Ltd.	16,394
1,500	@@	Rautaruukki Oyj	36,309
200	@@	Ssab Svenskt Stal AB	7,274
11,596	@@	ThyssenKrupp AG	240,757
88	@@	Voestalpine AG	8,818

			721,318

		Leisure Time: 1.3%
4,939	@@	First Choice Holidays PLC	21,190
800	@@	Sankyo Co. Ltd	46,269
454	@@	TUI AG	9,214
12,400	@@	Yamaha Motor Co., Ltd.	323,833

			400,506

		Lodging: 0.2%
4,477	@@	Intercontinental Hotels Group PLC	64,383

			64,383

		Machinery — Construction & Mining: 0.1%
1,800	@@	Atlas Copco AB	35,834

			35,834

		Machinery — Diversified: 0.8%
17,000	@@	Kubota Corp.	143,638
2,167	@@	MAN AG	115,135

			258,773

		Media: 1.9%
726	@@	Antena 3 de Television SA	17,252
420	@@	Lagardere SCA	32,170
3,195	@@	Mediaset S.p.A.	33,774
300	@,@@	Modern Times Group AB	12,499
1,664	@@	Publishing & Broadcasting Ltd.	20,075
4,000	@@	Singapore Press Holdings Ltd.	10,326
4,015	@@	Vivendi Universal SA	125,298
3,221	@@	Wolters Kluwer NV	64,936
28,571	@@	Yell Group PLC	262,679

			579,009

		Metal Fabricate/Hardware: 0.1%
1,500	@@	SKF AB	21,011

			21,011

		Mining: 1.1%
9,342	@@	BHP Billiton Ltd.	155,684
2,600	@@	Outokumpu OYJ	38,515
3,211	@@	Rio Tinto PLC	146,426

			340,625

		Miscellaneous Manufacturing: 0.4%
853	@@	Siemens AG	72,715
1,600	@@	Wartsila Oyj	47,185

			119,900

		Office/Business Equipment: 0.2%
558	@@	Neopost SA	55,715

			55,715

		Oil & Gas: 7.9%
56,538	@@	BP PLC	604,054
1,504	@@	Caltex Australia Ltd.	21,332
7,138	@@	ENI-Ente Nazionale Idrocarburi S.p.A.	198,721
359	@,@@	Neste Oil Oyj	10,113
9,000	@@	Nippon Oil Corp.	69,691
80	@@	Norsk Hydro ASA	8,205
452	@@	OMV AG	26,156
2,507	@@	Repsol YPF SA	73,117
12,427	@@	Royal Dutch Shell PLC	378,454
11,368	@@	Royal Dutch Shell PLC	363,454
7,400	@@	Statoil ASA	169,126
1,733	@@	Total SA	435,413
1,306	@@	Woodside Petroleum Ltd.	37,364

			2,395,200

		Oil & Gas Services: 0.0%
300	@,@@	Petroleum Geo-Services ASA	9,233

			9,233

		Packaging & Containers: 1.0%
19,859	@@	Amcor Ltd.	108,258
21,571	@@	Rexam PLC	187,951

			296,209

		Pharmaceuticals: 7.1%
2,863	@@	Alliance Unichem PLC	39,347
4,000	@@	AstraZeneca PLC	193,997
545	@@	CSL Ltd./Australia	16,891
38	@,@@	Daiichi Sankyo Co., Ltd.	732
4,400	@@	Eisai Co. Ltd.	185,180
18,973	@@	GlaxoSmithKline PLC	477,922
1,900	@@	H Lundbeck A/S	39,251
3,500	@@	Mediceo Paltac Holdings Co., Ltd.	50,619
648	@@	Merck KGaA	53,543
3,830	@@	Novartis AG	200,289
3,111	@@	Roche Holding AG	465,083
3,155	@@	Sanofi-Synthelabo SA	275,198
15,000	@@	Tanabe Seiyaku Co. Ltd	145,414
242	@@	UCB SA	11,334

			2,154,800

		Real Estate: 2.3%
11,000	@@	CapitaLand Ltd.	22,724
500	@@	Fabege AB	9,506
44,000	@@	Hang Lung Properties Ltd.	68,559
3,000	@@	Henderson Land Development	14,085

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Real Estate (continued)
1,326	@,@@	IMMOFINANZ Immobilien Anlagen AG	$12,689
262	@@	Inmobiliaria Colonial	14,810
5,200	@@	Leopalace21 Corp.	188,019
7,000	@@	New World Development Ltd	9,548
33,421	@@	Prime Retail Group	154,673
54,000	@@	Sino Land Co.	65,254
11,575	@@	Slough Estates PLC	118,780
904	@@	Sun Hung Kai Properties Ltd.	8,780

			687,427

		Real Estate Investment Trust: 0.2%
201	@@	Unibail	26,638
242	@@	Wereldhave NV	22,711

			49,349

		Retail: 2.2%
1,795	@@	Compagnie Financiere Richemont AG	77,911
1,068	@,@@	Grafton Group Plc	11,344
1,300	@@	Hennes & Mauritz AB	44,086
22,248	@@	HMV Group PLC	69,022
613	@@	Inditex SA	19,953
2,800	@@	Isetan Co. Ltd.	59,600
28,886	@@	Kingfisher PLC	117,541
183	@@	Pinault-Printemps-Redoute	20,539
4,000	@@	Takashimaya Co. Ltd.	63,840
11,000	@@	UNY Co., Ltd.	173,294
1,690	@@	Whitbread PLC	27,508

			684,638

		Semiconductors: 0.7%
3,706	@,@@	ASML Holding NV	74,006
2,377	@,@@	Infineon Technologies AG	21,601
1,949	@@	STMicroelectronics NV	34,916
1,400	@@	Tokyo Electron Ltd.	87,867

			218,390

		Software: 0.4%
620	@@	SAP AG	111,319

			111,319

		Telecommunications: 6.8%
634	@@	Belgacom SA	20,620
44,746	@@	BT Group PLC	171,125
1,220	@@	Cosmote Mobile Communications SA	27,023
7,464	@@	Deutsche Telekom AG	123,634
1,500	@@	GN Store Nord	19,589
34	@@	KDDI Corp.	196,673
1,941	@,@@	Marconi Corp. PLC	12,843
13,503	@@	Nokia OYJ	246,724
25,000	@@	Oki Electric Industry Ltd.	91,427
21,000	@@	PCCW Ltd.	12,890
2,097	@@	Portugal Telecom SGPS SA	21,130
19,865	@@	Royal KPN NV	198,466
18,000	@@	Singapore Telecommunications Ltd.	28,185
63	@@	Swisscom AG	19,795
500	@@	TDC A/ S	29,843
3,200	@@	Tele2 AB	34,362
51,889	@@	Telecom Italia S.p.A.	128,283
43,000	@@	Telefonaktiebolaget LM Ericsson	147,893
12,189	@@	Telefonica SA	182,545
957	@@	Telekom Austria AG	21,396
2,200	@@	Telenor ASA	21,513
148,306	@@	Vodafone Group PLC	318,451

			2,074,410

		Textiles: 0.2%
2,000	@@	Nisshinbo Industries, Inc.	21,664
13,000	@@	Toyobo Co., Ltd.	43,570

			65,234

		Toys/Games/Hobbies: 0.8%
1,900	@@	Nintendo Co., Ltd.	229,879

			229,879

		Transportation: 1.6%
4	@@	AP Moller — Maersk A/S	41,232
1,708	@@	Arriva Plc	17,082
5	@@	Central Japan Railway Co.	47,800
18,000	@@	ComfortDelgro Corp., Ltd.	17,304
1,471	@@	Deutsche Post AG	35,528
8	@@	East Japan Railway Co.	54,872
2,970	@@	First Group PLC	20,447
7,000	@@	Kawasaki Kisen Kaisha Ltd.	43,908
5,000	@@	Kintetsu Corp.	19,942
4,000	@@	Mitsui OSK Lines Ltd.	34,955
1,070	@@	National Express Group PLC	15,798
4,000	@@	Nippon Express Co., Ltd.	24,345
5,000	@@	Nippon Yusen Kabushiki Kaisha	34,214
8,704	@@	Stagecoach Group PLC	17,257
1,057	@@	TPG NV	32,934
7	@@	West Japan Railway Co.	29,136

			486,754

		Venture Capital: 0.2%
600	@@	Jafco Co. Ltd	53,601

			53,601

		Water: 0.0%
194	@@	Veolia Environnement	8,742

			8,742

		Total Common Stock (Cost $27,000,235)	28,613,097

PREFERRED STOCK: 0.7%
		Auto Manufacturers: 0.4%
3,173	@@	Volkswagen AG	120,820

			120,820

		Electric: 0.3%
1,371	@@	RWE AG	87,678

			87,678

		Healthcare — Services: 0.0%
106	@@	Fresenius Medical Care AG	9,858

			9,858

		Total Preferred Stock (Cost $218,524)	218,356

		Total Long-Term Investments (Cost $27,218,759)	28,831,453

Total Investments in Securities (Cost $27,218,759)*	94.6%	$28,831,453
Other Assets and Liabilities-Net	5.4	1,648,127

Net Assets	100.0%	$30,479,580

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
*	Cost for federal income tax purposes is $27,326,416. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,903,506
Gross Unrealized Depreciation	(398,469)

Net Unrealized Appreciation	$1,505,037

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Percentage of
Country	Net Assets

Australia	5.0%
Austria	0.4
Belgium	1.1
Denmark	0.7
Finland	1.4
France	8.7
Germany	6.5
Greece	0.5
Hong Kong	1.5
Ireland	0.6
Italy	3.5
Japan	24.7
Luxembourg	0.3
Netherlands	5.4
Norway	0.9
Portugal	0.2
Singapore	0.7
Spain	3.4
Sweden	2.2
Switzerland	6.6
United Kingdom	20.3
Other Assets and Liabilities, Net	5.4

100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIQUID ASSETS PORTFOLIO(1)
AS OF DECEMBER 31, 2005

Principal
Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.8%
$10,000,000	@@,#	Cheyne High Grade ABS CDO Ltd., 4.330%, due 11/10/06	$10,000,000
9,500,000	@@,#,I	Newcastle CDO I Ltd., 4.409%, due 09/24/38	9,500,000
10,250,000	#,I	Newcastle CDO III Corp., 4.409%, due 09/24/38	10,250,000
9,500,000	@@,#	Putnam Structured Product CDO, 4.490%, due 10/15/38	9,500,000
8,200,000	@@,#	Whitehawk CDO Funding Ltd., 4.511%, due 09/15/06	8,200,000

		Total Collateralized Mortgage Obligations (Cost $47,450,000)	47,450,000

COMMERCIAL PAPER: 33.1%
1,900,000		Alliance & Leicester, 3.750%, due 01/26/06	1,894,867
21,200,000		American Express Bank FSB, 4.430%, due 03/16/06	21,200,000
10,700,000		ASB Bank Ltd., 3.970%, due 01/18/06	10,678,778
8,000,000		ASB Bank Ltd., 4.110%, due 01/24/06	7,978,124
1,300,000		Barton Capital Corp., 3.150%, due 01/04/06	1,299,545
6,000,000		Cafco LLC, 3.690%, due 01/09/06	5,994,467
6,000,000		Concord Minutemen, 3.710%, due 01/11/06	5,993,200
1,500,000		Concord Minutemen, 3.520%, due 01/06/06	1,499,121
3,194,000		Crown Point Capital Co. LLC, 4.180%, due 02/09/06	3,179,225
17,200,000	I	Goldman Sachs Group LP, 2.503%, due 02/13/06	17,200,000
13,100,000		Jupiter Securities, 4.210%, due 01/30/06	13,054,254
4,000,000		Master Funding LLC, 4.190%, due 01/31/06	3,985,633
34,000,000		Master Funding LLC, 3.780%, due 01/13/06	33,953,703
12,000,000		Monument Gardens, 4.110%, due 01/24/06	11,967,187
17,000,000		Monument Gardens, 3.620%, due 01/09/06	16,984,624
12,100,000		Monument Gardens, 4.030%, due 01/19/06	12,074,288
4,500,000		St. Germain Holdings Ltd., 2.780%, due 01/03/06	4,498,958
17,600,000		St. Germain Holdings Ltd., 2.870%, due 01/13/06	17,575,397
17,000,000		St. Germain Holdings Ltd., 4.030%, due 01/19/06	16,963,875
19,242,000		Three Pillars Funding Corp., 3.860%, due 01/09/06	19,223,442
5,000,000		Three Pillars Funding Corp., 3.920%, due 01/10/06	4,994,562
4,000,000		Tulip Funding Co., 4.100%, due 01/17/06	3,992,267
15,000,000		Tulip Funding Co., 4.110%, due 01/19/06	14,967,545
18,800,000	#	Verizon Global Funding Corp., 4.601%, due 01/12/07	18,800,000
2,600,000		WestPac Trust Securities Ltd., 4.050%, due 01/17/06	2,595,031

		Total Commercial Paper (Cost $272,548,093)	272,548,093

CORPORATE BONDS/NOTES: 46.7%
1,500,000		American Express Bank FSB, 4.442%, due 06/13/06	1,500,131
5,000,000		American Express Centurion Bank, 4.415%, due 03/03/06	5,000,419
14,350,000	#	American General Finance Corp., 4.500%, due 02/15/07	14,349,807
8,000,000		American General Finance Corp., 4.551%, due 03/29/06	7,999,624
7,195,000		American General Finance Corp., 5.875%, due 07/14/06	7,262,984
2,470,000	#	American Honda Finance Corp., 4.510%, due 08/15/06	2,472,284
14,300,000	#	American Honda Finance Corp., 4.557%, due 09/18/06	14,300,000
6,250,000	#	Bank of New York, 4.419%, due 01/26/07	6,250,000
6,310,000		Bank One Corp., 6.500%, due 02/01/06	6,319,761
21,000,000		Banque Nationale de Paris/New York, 4.420%, due 06/21/06	20,996,696
11,500,000		Barclays Bank Plc/NY, 4.433%, due 06/21/06	11,498,872
11,750,000		Bear Stearns Cos, Inc., 4.419%, due 11/28/06	11,750,000
10,900,000		Bear Stearns Cos, Inc., 4.448%, due 12/05/06	10,900,000
8,500,000		Bear Stearns Cos, Inc., 4.593%, due 05/22/06	8,507,059
13,500,000	#	Cargill, Inc., 6.250%, due 05/01/06	13,571,945
2,800,000		Caterpillar Financial Services Corp., 2.650%, due 01/30/06	2,796,229
3,100,000	#	Concord Minutemen Capital Co. LLC, 4.669%, due 01/10/07	3,099,950
26,200,000	#	Concord Minutemen Capital Co. LLC, 4.687%, due 01/11/07	26,199,847
6,000,000		Credit Suisse First Boston, 4.271%, due 02/03/06	5,999,923
13,000,000		General Electric Capital Corp., 4.519%, due 02/09/07	13,000,000
4,000,000		General Electric Corp., 2.850%, due 01/30/06	3,995,225
12,000,000	#	Goldman Sachs Group LP, 4.490%, due 12/15/06	12,000,000
6,900,000		Goldman Sachs Group LP, 4.386%, due 10/27/06	6,909,945
1,500,000	@@	HBOS Treasury Services PLC, 4.329%, due 01/27/06	1,499,962
3,700,000	@@,#	HBOS Treasury Services PLC, 4.435%, due 12/29/06	3,700,000
14,000,000	@@,#	HBOS Treasury Services PLC, 4.569%, due 01/24/07	14,000,000
18,600,000	@	HSBC Finance Corp., 6.500%, due 01/24/06	18,624,920
4,000,000		Merrill Lynch & Co., Inc., 4.750%, due 07/25/06	4,002,436
1,000,000		Merrill Lynch & Co., Inc., 2.940%, due 01/30/06	998,751
23,000,000	#,I	Money Market Trust Series A, 3.295%, due 07/10/06	23,000,000
15,650,000		Morgan Stanley Group, Inc., 4.799%, due 03/27/06	15,659,955
10,370,000		Morgan Stanley, 4.709%, due 01/12/07	10,382,377
6,000,000		Morgan Stanley, 6.300%, due 01/15/06	6,004,495
10,200,000		Societe Generale, 4.319%, due 03/30/06	10,199,225

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIQUID ASSETS PORTFOLIO(1)
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount		Value

$5,000,000	Wachovia Bank, 4.840%, due 03/15/06	$5,004,075
42,500,000	Washington Mutual Bank, 4.380%, due 05/31/06	42,500,380
7,650,000	Wells Fargo & Co., 4.435%, due 02/02/07	7,650,000
5,200,000	Westpac Banking Corp., 4.490%, due 01/11/07	5,200,000

	Total Corporate Bonds/Notes (Cost $385,107,277)	385,107,277

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.0%
23,600,000	4.427%, due 06/14/06	23,597,477
17,300,000	4.477%, due 07/21/06	17,300,000

	Total U.S. Government Agency Obligations (Cost $40,897,477)	40,897,477

REPURCHASE AGREEMENT: 8.2%
8,001,000	Goldman Sachs Repurchase Agreement: dated 12/30/05, 4.250%, due 01/03/06, $8,004,778 to be received upon repurchase (Collateralized by $8,112,000 U.S. Treasury Note, 4.250%, Market Value plus accrued interest $8,161,743, due 08/15/14)	8,001,000
59,955,000	Goldman Sachs Repurchase Agreement: dated 12/30/05, 4.250%, due 01/03/06, $59,983,312 to be received upon repurchase (Collateralized by $62,166,000 various U.S. Government Agency Obligations, 3.050%-3.875%, Market Value plus accrued interest $61,154,647, due 04/20/07-08/22/08)	59,955,000

	Total Repurchase Agreement (Cost $67,956,000)	67,956,000

Total Investments In Securities (Cost $813,958,847)*	98.8%	$813,958,847
Other Assets and Liabilities-Net	1.2	9,650,778

Net Assets	100.0%	$823,609,625

(1)	All securities with a maturity date greater than one year have either a variable rate, a demand feature, are prerefunded, or an optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
@@	Foreign Issuer
I	Illiquid Securities
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 97.6%
		Advertising: 3.3%
73,800		Omnicom Group	$6,282,594

			6,282,594

		Aerospace/Defense: 3.7%
126,700		United Technologies Corp.	7,083,797

			7,083,797

		Banks: 7.3%
140,400		Bank of America Corp.	6,479,460
144,000	L	Wachovia Corp.	7,611,840

			14,091,300

		Beverages: 2.0%
96,800		Coca-Cola Co.	3,902,008

			3,902,008

		Diversified Financial Services: 10.6%
75,900		American Express Co.	3,905,814
136,800		Citigroup, Inc.	6,638,904
68,200		Fannie Mae	3,328,842
47,000		Freddie Mac	3,071,450
50,900		Merrill Lynch & Co., Inc.	3,447,457

			20,392,467

		Entertainment: 1.9%
119,100	L	International Game Technology	3,665,898

			3,665,898

		Environmental Control: 3.1%
197,700		Waste Management, Inc.	6,000,195

			6,000,195

		Equity Fund: 3.5%
54,000		SPDR Trust Series 1	6,723,540

			6,723,540

		Healthcare — Products: 6.7%
167,500		Baxter International, Inc.	6,306,375
100,900		Guidant Corp.	6,533,275

			12,839,650

		Healthcare — Services: 3.3%
127,000	L	HCA, Inc.	6,413,500

			6,413,500

		Household Products/Wares: 2.0%
63,400	L	Kimberly-Clark Corp.	3,781,810

			3,781,810

		Housewares: 2.9%
236,200	L	Newell Rubbermaid, Inc.	5,616,836

			5,616,836

		Internet: 2.7%
295,000	@, L	Symantec Corp.	5,162,500

			5,162,500

		Media: 7.2%
343,800		Time Warner, Inc.	5,995,872
238,300	@	Viacom, Inc.	7,768,580

			13,764,452

		Miscellaneous Manufacturing: 4.4%
289,900	@@,L	Tyco International Ltd.	8,366,514

			8,366,514

		Pharmaceuticals: 6.2%
328,000		Pfizer, Inc.	7,648,960
92,500		Wyeth	4,261,475

			11,910,435

		Retail: 5.7%
132,700		CVS Corp.	3,505,934
126,200		McDonald’s Corp.	4,255,464
66,100		Wal-Mart Stores, Inc.	3,093,480

			10,854,878

		Semiconductors: 4.9%
135,500	L	Analog Devices, Inc.	4,860,385
249,700		Applied Materials, Inc.	4,479,618

			9,340,003

		Software: 8.2%
307,600		Microsoft Corp.	8,043,740
634,500	@	Oracle Corp.	7,747,245

			15,790,985

		Telecommunications: 8.0%
337,200	@	Cisco Systems, Inc.	5,772,864
306,200	@@,L	Nokia OYJ ADR	5,603,460
167,300		Sprint Corp. — FON Group	3,908,128

			15,284,452

		Total Common Stock (Cost $175,572,969)	187,267,814

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 22.5%
	U.S. Government Agency Obligations 6.4%
$12,404,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$12,400,692

	Total U.S. Government Agency Obligation (Cost $12,400,692)	12,400,692

	Securities Lending CollateralCC: 16.1%
30,842,000	The Bank of New York Institutional Cash Reserves Fund	30,842,000

	Total Securities Lending Collateral (Cost $30,842,000)	30,842,000

	Total Short-Term Investments (Cost $43,242,692)	43,242,692

Total Investments in Securities (Cost $218,815,661)*	120.1%	$230,510,506
Other Assets and Liabilities-Net	(20.1)	(38,646,929)

Net Assets	100.0%	$191,863,577

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $218,953,692. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,245,248
Gross Unrealized Depreciation	(2,688,434)

Net Unrealized Appreciation	$11,556,814

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EVERGREEN HEALTH SCIENCES PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 98.1%
		Biotechnology: 15.2%
60,000	@	Amgen, Inc.	$4,731,600
23,500	@	Bio-Rad Laboratories, Inc.	1,537,840
50,000	@	BioCryst Pharmaceuticals, Inc.	837,500
56,900	@	Biogen Idec, Inc.	2,579,277
18,733	@,@@	Cambridge Antibody Technology Group Plc ADR	225,002
47,500	@	Genentech, Inc.	4,393,750
75,000	@,@@	Genmab A/S	1,603,993
16,451	@	Genzyme Corp.	1,164,402
20,000	@	Human Genome Sciences, Inc.	171,200
28,700	@	ICOS Corp.	792,981
43,182	@	Incyte, Corp.	230,592
64,663	@	Martek Biosciences Corp.	1,591,356
72,100	@	Medimmune, Inc.	2,524,942
30,000	@	Millennium Pharmaceuticals, Inc.	291,000
117,468	@	Oscient Pharmaceuticals, Corp.	266,652
25,900	@	Protein Design Labs, Inc.	736,078
25,000	@	Regeneron Pharmaceuticals, Inc.	398,750
17,461	@,I	Seattle Genetics, Inc.	82,416
18,500	@,I	Tercica, Inc.	132,645
40,000	@	Vertex Pharmaceuticals, Inc.	1,106,800

			25,398,776

		Chemicals: 2.5%
65,000		Sigma-Aldrich Corp.	4,113,850

			4,113,850

		Electronics: 0.9%
55,500		Applera Corp. — Applied Biosystems Group	1,474,080

			1,474,080

		Healthcare — Products: 11.2%
55,000		Biomet, Inc.	2,011,350
60,000	@	Boston Scientific Corp.	1,469,400
8,333		Cooper Cos., Inc.	427,483
112,000		Johnson & Johnson	6,731,200
15,000	@	Kinetic Concepts, Inc.	596,400
174,274	@@	Smith & Nephew PLC	1,599,652
27,500	@	St. Jude Medical, Inc.	1,380,500
35,000	@,I	Synovis Life Technologies, Inc.	351,050
110,000	@	Wright Medical Group, Inc.	2,244,000
27,500	@	Zimmer Holdings, Inc.	1,854,600

			18,665,635

		Healthcare — Services: 12.7%
25,500		Aetna, Inc.	2,404,905
20,777	@@	Fresenius AG	2,603,923
65,200		HCA, Inc.	3,292,600
10,889	@	Health Net, Inc.	561,328
35,900		Manor Care, Inc.	1,427,743
45,900		Quest Diagnostics	2,362,932
10,000	@	Renal Care Group, Inc.	473,100
100,700	@	WellPoint, Inc.	8,034,853

			21,161,384

		Insurance: 1.2%
18,400		Cigna Corp.	2,055,280

			2,055,280

		Pharmaceuticals: 52.0%
139,869		Abbott Laboratories	5,515,035
166,667	@	Abgenix, Inc.	3,585,007
15,830	@	Anadys Pharmaceuticals, Inc.	139,304
73,100	@,@@	Angiotech Pharmaceuticals, Inc.	961,265
73,100	@@	AstraZeneca PLC	3,545,304
15,000	@	Atherogenics, Inc.	300,150
165,800		Bristol-Myers Squibb Co.	3,810,084
93,200	@@	Chugai Pharmaceutical Co., Ltd.	2,003,698
20,629	@	Cubist Pharmaceuticals, Inc.	438,366
46,360	@,@@	Daiichi Sankyo Co., Ltd.	893,578
40,000	@	Dov Pharmaceutical, Inc.	587,200
87,200		Eli Lilly & Co.	4,934,648
91,900	@@	GlaxoSmithKline PLC ADR	4,639,112
27,600	@	Hospira, Inc.	1,180,728
62,900	@	ImClone Systems, Inc.	2,153,696
85,976	@,@@	Ipsen	2,425,799
20,000	@	Medarex, Inc.	277,000
100,900		Merck & Co., Inc.	3,209,629
20,000	@@	Merck KGaA	1,652,549
20,000	@	MGI Pharma, Inc.	343,200
55,800	@	Nastech Pharmaceutical Co., Inc.	821,376
5,000	@	Neurocrine Biosciences, Inc.	313,650
92,300	@@	Novartis AG ADR	4,843,904
70,800	@@	Novo-Nordisk A/S	3,969,531
54,071	@	NPS Pharmaceuticals, Inc.	640,201
84,071	@	OSI Pharmaceuticals, Inc.	2,357,351
30,000	@	Par Pharmaceutical Cos, Inc.	940,200
205,700		Pfizer, Inc.	4,796,924
50,000	@	Pharmion Corp.	888,500
325,500	@,@@	QLT, Inc.	2,070,180
28,200	@@	Roche Holding AG	4,215,801
65,000	@@	Schering AG	4,332,568
226,500		Schering-Plough Corp.	4,722,525
80,000	@	Tanox, Inc.	1,309,600
50,000	@	Trimeris, Inc.	574,500
60,000		Valeant Pharmaceuticals International	1,084,800
30,000	@	Watson Pharmaceuticals, Inc.	975,300
85,200		Wyeth	3,925,164
77,100	@	Zymogenetics, Inc.	1,311,471

			86,688,898

		Retail: 1.2%
73,400		CVS Corp.	1,939,228

			1,939,228

		Software: 1.2%
44,369	@	IDX Systems, Corp.	1,948,686

			1,948,686

		Total Common Stock (Cost $155,436,721)	163,445,817

PREFERRED STOCK: 0.4%
		Healthcare — Services: 0.4%
6,629	@@	Fresenius Medical Care AG	616,487

		Total Preferred Stock (Cost $450,657)	616,487

		Total Long-Term Investments (Cost $155,887,378)	164,062,304

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EVERGREEN HEALTH SCIENCES PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 1.2%
	U.S. Government Agency Obligation: 1.2%
$2,034,638	Federal Home Loan Bank, 3.200%, due 01/03/06	$2,034,457

	Total U.S. Government Agency Obligation (Cost $2,034,457)	2,034,457

Total Investments in Securities (Cost $157,921,835)*	99.7%	$166,096,761
Other Assets and Liabilities-Net	0.3	558,672

Net Assets	100.0%	$166,655,433

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $159,270,487. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,706,609
Gross Unrealized Depreciation	(4,880,335)

Net Unrealized Appreciation	$6,826,274

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EVERGREEN OMEGA PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 96.2%
		Advertising: 1.4%
65,500	@	Lamar Advertising Co.	$3,022,170

			3,022,170

		Aerospace/Defense: 1.0%
35,400		Lockheed Martin Corp.	2,252,502

			2,252,502

		Apparel: 2.5%
101,900	@	Coach, Inc.	3,397,346
84,500		Wolverine World Wide, Inc.	1,897,870

			5,295,216

		Beverages: 0.6%
20,000		PepsiCo, Inc.	1,181,600

			1,181,600

		Biotechnology: 5.5%
35,700	@	Amgen, Inc.	2,815,302
127,700	@	Biogen Idec, Inc.	5,788,641
56,000	@	Martek Biosciences Corp.	1,378,160
67,000	@	Protein Design Labs, Inc.	1,904,140

			11,886,243

		Building Materials: 1.8%
52,000		Martin Marietta Materials, Inc.	3,989,440

			3,989,440

		Coal: 1.9%
64,500		Foundation Coal Holdings, Inc.	2,451,000
44,100		Massey Energy Co.	1,670,067

			4,121,067

		Computers: 5.0%
57,600	@	Apple Computer, Inc.	4,140,864
199,000	@	Cadence Design Systems, Inc.	3,367,080
64,800	@	Cognizant Technology Solutions Corp.	3,262,680

			10,770,624

		Cosmetics/Personal Care: 1.2%
45,500		Procter & Gamble Co.	2,633,540

			2,633,540

		Diversified Financial Services: 3.0%
28,000		Goldman Sachs Group, Inc.	3,575,880
25,100		Legg Mason, Inc.	3,004,219

			6,580,099

		Entertainment: 0.8%
66,500	@	Shuffle Master, Inc.	1,671,810

			1,671,810

		Healthcare — Products: 6.7%
28,500	@@	Alcon, Inc.	3,693,600
31,100		Baxter International, Inc.	1,170,915
71,700		Medtronic, Inc.	4,127,769
110,300	@	St. Jude Medical, Inc.	5,537,060

			14,529,344

		Healthcare — Services: 7.0%
25,500		Aetna, Inc.	2,404,905
52,400	@	American Healthways, Inc.	2,371,100
58,600	@	DaVita, Inc.	2,967,504
64,300		UnitedHealth Group, Inc.	3,995,602
44,100	@	WellPoint, Inc.	3,518,739

			15,257,850

		Insurance: 1.4%
41,400		Prudential Financial, Inc.	3,030,066

			3,030,066

		Internet: 5.9%
54,600	@	Amazon.com, Inc.	2,574,390
77,300	@	eBay, Inc.	3,343,225
9,400	@	Google, Inc.	3,899,684
78,100	@	Yahoo!, Inc.	3,059,958

			12,877,257

		Lodging: 2.9%
45,900		Starwood Hotels & Resorts Worldwide, Inc.	2,931,174
48,700		Station Casinos, Inc.	3,301,860

			6,233,034

		Miscellaneous Manufacturing: 4.4%
47,600	@	Cooper Industries Ltd.	3,474,800
109,900		General Electric Co.	3,851,995
83,100		Pall Corp.	2,232,066

			9,558,861

		Oil & Gas: 6.4%
48,500		Apache Corp.	3,323,220
75,300		Diamond Offshore Drilling	5,237,868
25,000		ENSCO International, Inc.	1,108,750
14,400		Tesoro Petroleum Corp.	886,320
77,200		XTO Energy, Inc.	3,392,168

			13,948,326

		Oil & Gas Services: 4.1%
40,000	@	Cal Dive International, Inc.	1,435,600
22,000	@	Grant Prideco, Inc.	970,640
37,000	@	National-Oilwell, Inc.	2,319,900
115,600	@	Weatherford International Ltd.	4,184,720

			8,910,860

		Pharmaceuticals: 7.6%
67,550	@	Caremark Rx, Inc.	3,498,415
166,500	@	Endo Pharmaceuticals Holdings, Inc.	5,038,290
60,000	@@	Novartis AG ADR	3,148,800
109,000	@@	Teva Pharmaceutical Industries Ltd ADR	4,688,090

			16,373,595

		Retail: 6.1%
122,500		Best Buy Co., Inc.	5,326,300
126,600	@	Chico’s FAS, Inc.	5,561,538
35,100		Lowe’s Cos., Inc.	2,339,766

			13,227,604

		Semiconductors: 7.7%
72,600	@,@@	Marvell Technology Group Ltd.	4,072,134
180,100	@	MEMC Electronic Materials, Inc.	3,992,817
73,300		Microchip Technology, Inc.	2,356,595
250,250		Micron Technology, Inc.	3,330,828
68,000	@	Varian Semiconductor Equipment Associates, Inc.	2,987,240

			16,739,614

		Software: 5.0%
195,000	@	Activision, Inc.	2,679,300
22,000	@	Avid Technology, Inc.	1,204,720
25,000	@	Citrix Systems, Inc.	719,500
192,300		Microsoft Corp.	5,028,645
99,600	@	Oracle Corp.	1,216,116

			10,848,281

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EVERGREEN OMEGA PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Telecommunications: 5.7%
70,750	@	Corning, Inc.	$1,390,945
215,700		Motorola, Inc.	4,872,663
125,800		Qualcomm, Inc.	5,419,464
180,250	@	Sonus Networks Inc	670,530

			12,353,602

		Textiles: 0.6%
30,900		Cintas Corp.	1,272,462

			1,272,462

		Total Common Stock (Cost $199,074,303)	208,565,067

Principal
Amount		Value

SHORT-TERM INVESTMENTS 3.3%
	U.S. Government Agency Obligations 3.3%
$7,067,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$7,065,115

	Total Short-Term Investments (Cost $7,065,115)	7,065,115

Total Investments in Securities (Cost $206,139,418)*	99.5%	$215,630,182
Other Assets and Liabilities-Net	0.5	1,125,110

Net Assets	100.0%	$216,755,292

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $206,239,594. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,838,843
Gross Unrealized Depreciation	(3,448,255)

Net Unrealized Appreciation	$9,390,588

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JANUS CONTRARIAN PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 95.0%
		Advertising: 0.6%
54,890	@,L	Interpublic Group of Cos., Inc.	$529,689

			529,689

		Auto Manufacturers: 2.1%
124,665	@@,L	Tata Motors Ltd. ADR	1,791,436

			1,791,436

		Banks: 4.7%
69,185	@@,L	ICICI Bank Ltd. ADR	1,992,528
115	@@	Mitsubishi Tokyo Financial Group, Inc.	1,564,781
58	@@	Mizuho Financial Group, Inc.	459,985

			4,017,294

		Biotechnology: 0.8%
10,395	@,L	Celgene Corp.	673,596

			673,596

		Building Materials: 5.8%
31,273	@@	Cemex SA de CV ADR	1,855,427
610,620	@@	Gujarat Ambuja Cements Ltd GDR	1,050,266
67,050		Masco Corp.	2,024,240

			4,929,933

		Chemicals: 2.9%
62,526	@@,#,I	Reliance Industries Ltd. GDR	2,471,653

			2,471,653

		Commercial Services: 0.4%
5,370		Moody’s Corp.	329,825

			329,825

		Computers: 5.1%
11,190	@	Apple Computer, Inc.	804,449
144,975	@	Ceridian Corp.	3,602,629

			4,407,078

		Diversified Financial Services: 5.6%
136,260	@	E*Trade Financial Corp.	2,842,383
50,088		JPMorgan Chase & Co.	1,987,993

			4,830,376

		Electric: 2.1%
369,226	@@	Datang International Power Generation Co. Ltd	271,157
148,150	@,L	Reliant Resources, Inc.	1,528,908

			1,800,065

		Entertainment: 2.1%
443,065	@@	EMI Group PLC	1,842,753

			1,842,753

		Food: 1.4%
81,839	@@	Cadbury Schweppes PLC	771,583
10,645	@	Dean Foods Co.	400,891

			1,172,474

		Forest Products & Paper: 1.1%
74,559	@@,#,I	Ballarpur GDR	928,882

			928,882

		Healthcare — Services: 3.8%
30,700	@	Coventry Health Care, Inc.	1,748,672
37,805	L	Manor Care, Inc.	1,503,505

			3,252,177

		Home Builders: 1.4%
30,075	L	Thor Industries, Inc.	1,205,105

			1,205,105

		Household Products/Wares: 2.8%
72,924	@@	Reckitt Benckiser PLC	2,399,657

			2,399,657

		Insurance: 5.4%
560	@	Berkshire Hathaway, Inc.	1,643,880
27,325	@,L	CNA Financial Corp.	894,347
6,985		Loews Corp.	662,527
24,270	L	MBIA, Inc.	1,460,083

			4,660,837

		Internet: 1.3%
12,155	@,L	Expedia, Inc.	291,234
28,630	@,L	IAC/ InterActiveCorp	810,515

			1,101,749

		Investment Companies: 2.9%
529,110	@@	Macquarie Airports	1,225,096
469,883	@@	Macquarie Infrastructure Group	1,221,169

			2,446,265

		Lodging: 2.0%
6,950		Harrah’s Entertainment, Inc.	495,466
18,350		Station Casinos, Inc.	1,244,130

			1,739,596

		Machinery —Construction & Mining: 2.3%
32,965	@	Terex Corp.	1,958,121

			1,958,121

		Machinery — Diversified: 0.5%
11,570		Graco, Inc.	422,074

			422,074

		Media: 8.2%
167,880	@@	British Sky Broadcasting PLC	1,426,220
48,915	@	EchoStar Communications Corp.	1,329,021
460	@@,L	Grupo Televisa SA ADR	37,030
39,326	L	Liberty Global, Inc.	833,711
105,771	L	Liberty Global, Inc.	2,379,847
73,045	@,L	Playboy Enterprises, Inc.	1,014,595

			7,020,424

		Mining: 1.3%
27,020	@@	Cia Vale do Rio Doce ADR	1,111,603

			1,111,603

		Miscellaneous Manufacturing: 1.9%
56,775	@@	Tyco International Ltd.	1,638,527

			1,638,527

		Oil & Gas: 8.2%
7,030		Anadarko Petroleum Corp.	666,093
20,270	@@	BP PLC ADR	1,301,739
41,495		Chesapeake Energy Corp.	1,316,636
16,850	@	Forest Oil Corp.	767,855
15,090	@@	SK Corp.	775,251
35,170	@@,@	Suncor Energy, Inc.	2,220,281

			7,047,855

		Packaging & Containers: 1.9%
78,970	@	Owens-Illinois, Inc.	1,661,529

			1,661,529

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JANUS CONTRARIAN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Pipelines: 2.7%
51,547		Kinder Morgan Management LLC	$2,343,326

			2,343,326

		Real Estate: 4.4%
788,000	@@	CapitaLand Ltd.	1,627,890
31,845	L	St. Joe Co.	2,140,620

			3,768,510

		Real Estate Investment Trust: 2.3%
23,635		Vornado Realty Trust	1,972,813

			1,972,813

		Retail: 1.6%
10,402	L	Fred’s, Inc.	169,241
21,620		JC Penney Co., Inc.	1,202,072

			1,371,313

		Semiconductors: 4.1%
113,775	@,L	Advanced Micro Devices, Inc.	3,481,514

			3,481,514

		Software: 0.9%
27,040		Computer Associates International, Inc.	762,258

			762,258

		Transportation: 0.4%
7,400	@@,#, I	All America Latina Logistica SA GDR	316,056

			316,056

		Total Common Stock (Cost $62,852,313)	81,406,363

CORPORATE BOND/NOTE: 0.0%
		Retail: 0.0%
25,000	I	Ames Department Stores, Inc., 10.000%, due 04/15/06	0

		Total Corporate Bond/Note (Cost $11,111)	0

		Total Long-Term Investments (Cost $62,863,424)	81,406,363

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 21.9%
	U.S. Government Agency Obligation: 4.9%
$4,200,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$4,198,810

	Total U.S. Government Agency Obligation (Cost $4,198,810)	4,198,810

	Securities Lending Collateralcc: 17.0%
14,532,000	The Bank of New York Institutional Cash Reserves Fund	14,532,000

	Total Securities Lending Collateral (Cost $14,532,000)	14,532,000

	Total Short-Term Investments (Cost $18,730,810)	18,730,810

Total Investments in Securities (Cost $81,594,234)*	116.9%	$100,137,173
Other Assets and Liabilities-Net	(16.9)	(14,456,999)

Net Assets	100.0%	$85,680,174

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $81,594,380. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$19,337,631
Gross Unrealized Depreciation	(794,838)

Net Unrealized Appreciation	$18,542,793

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JANUS CONTRARIAN PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Foreign Forward Currency Contracts

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

			USD
Australian Dollar
AUD 103,000	Buy	02/09/06	76,243	75,456	$(787)
Japanese Yen
JPY 5,300,000	Buy	02/09/06	45,180	45,130	(50)
South Korean Won
KRW 102,000,000	Buy	05/11/06	98,598	101,047	2,449
South Korean Won
KRW 63,000,000	Buy	02/23/06	61,977	62,362	382
South Korean Won
KRW 23,900,000	Buy	05/11/06	23,640	23,677	37
South Korean Won
KRW 67,000,000	Buy	05/11/06	66,584	66,374	(210)

					$1,821

			USD
British Pound Sterling
GBP 200,000	Sell	01/27/06	352,260	343,309	$8,951
British Pound Sterling
GBP 300,000	Sell	02/23/06	541,500	514,964	26,536
South Korean Won
KRW 796,300,000	Sell	05/11/06	765,673	788,857	(23,184)
Australian Dollar
AUD 1,300,000	Sell	02/09/06	943,241	952,363	(9,122)
Singapore Dollar
SGD 1,000,000	Sell	02/09/06	587,945	602,183	(14,238)
Japanese Yen
JPY 32,000,000	Sell	02/09/06	271,878	272,485	(607)
Japanese Yen
JPY 89,000,000	Sell	02/09/06	756,931	757,848	(917)
Australian Dollar
AUD 525,000	Sell	02/09/06	382,174	384,608	(2,434)
Australian Dollar
AUD 700,000	Sell	02/09/06	510,759	512,811	(2,052)
Singapore Dollar
SGD 450,000	Sell	02/09/06	265,096	270,982	(5,886)
Singapore Dollar
SGD 510,000	Sell	02/09/06	301,258	307,113	(5,855)
Japanese Yen
JPY 53,000,000	Sell	02/09/06	450,949	451,303	(354)
Australian Dollar
AUD 690,000	Sell	02/09/06	508,254	505,485	2,769
Singapore Dollar
SGD 490,000	Sell	02/09/06	289,114	295,069	(5,955)
Japanese Yen
JPY 36,000,000	Sell	02/09/06	305,914	306,545	(631)
South Korean Won
KRW 128,000,000	Sell	02/23/06	123,255	126,704	(3,449)
British Pound Sterling
GBP 3,675,000	Sell	05/11/06	6,313,871	6,311,727	2,144
Japanese Yen
JPY 24,000,000	Sell	02/09/06	206,017	204,364	1,653

					$(32,631)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 98.2%
		Advertising: 0.5%
4,300	L	Advo, Inc.	$121,174
8,300	L	Catalina Marketing Corp.	210,405
13,000	@,L	RH Donnelley Corp.	801,060
21,800	@	Ventiv Health, Inc.	514,916

			1,647,555

		Aerospace/Defense: 2.0%
6,100	@,L	AAR Corp.	146,095
9,600	@,L	Alliant Techsystems, Inc.	731,232
8,600	@,L	Armor Holdings, Inc.	366,790
16,000	@	BE Aerospace, Inc.	352,000
3,400		Curtiss-Wright Corp.	185,640
42,900	@	Esterline Technologies Corp.	1,595,451
10,800		Heico Corp.	279,504
13,300		Kaman Corp.	261,877
70,150	@	Moog, Inc.	1,990,857
8,300	@,L	Orbital Sciences Corp.	106,572
3,700	@	Triumph Group, Inc.	135,457
3,100		United Industrial Corp./New York	128,247

			6,279,722

		Agriculture: 0.3%
54,000	L	Alliance One International, Inc.	210,600
20,100		Universal Corp./Richmond VA	871,536

			1,082,136

		Airlines: 1.2%
23,700	@,L	Alaska Air Group, Inc.	846,564
56,000	@,L	Continental Airlines, Inc.	1,192,800
54,800	@,L	ExpressJet Holdings, Inc.	443,332
31,500	@,L	Mesa Air Group, Inc.	329,490
28,400	@,L	Pinnacle Airlines Corp.	189,428
27,400		Skywest, Inc.	735,964

			3,737,578

		Apparel: 1.1%
8,100	@,L	Columbia Sportswear Co.	386,613
3,200	@,L	Deckers Outdoor Corp	88,384
5,600	@	DHB Industries, Inc.	25,032
40,200	@,L	Guess ?, Inc.	1,431,120
21,900		K-Swiss, Inc.	710,436
2,700	L	Oxford Industries, Inc.	147,690
6,600		Russell Corp.	88,836
21,600	@	Skechers USA, Inc.	330,912
13,900	@	Timberland Co.	452,445

			3,661,468

		Auto Manufacturers: 0.4%
21,700	L	Oshkosh Truck Corp.	967,603
11,400		Wabash National Corp.	217,170

			1,184,773

		Auto Parts & Equipment: 0.4%
8,900	L	American Axle & Manufacturing Holdings, Inc.	163,137
15,800		ArvinMeritor, Inc.	227,362
38,200	@,L	Tenneco, Inc.	749,102

			1,139,601

		Banks: 7.6%
13,300		Alabama National Bancorp	861,308
10,100		Amcore Financial, Inc.	307,141
2,500	@	AmericanWest Bancorp	59,075
4,500		Ameris Bancorp	89,280
1,440		Associated Banc-Corp.	46,872
800		Bancfirst Corp.	63,200
31,400	L	Bank of the Ozarks, Inc.	1,158,660
8,400	L	Boston Private Financial Holdings, Inc.	255,528
2,560		Capital Corp. of the West	83,072
700	@,L	Capital Crossing Bank	23,380
8,000		Capitol Bancorp Ltd.	299,520
5,000		Cardinal Financial Corp.	55,000
4,200		Center Financial Corp.	105,672
11,400		Central Pacific Financial Corp.	409,488
4,970		Chemical Financial Corp.	157,847
7,200		City Holding Co.	258,840
7,400		Columbia Banking System, Inc.	211,270
24,200		Community Bank System, Inc.	545,710
4,770		Community Trust Bancorp, Inc.	146,678
26,700		Corus Bankshares, Inc.	1,502,408
14,000		East-West Bancorp, Inc.	510,860
1,100	L	Enterprise Financial Services Corp.	24,948
29,000	@,@@, L	EuroBancshares, Inc.	410,930
35,200	@@,L	First Bancorp Puerto Rico	436,832
8,300		First Community Bancorp	451,271
600	@	First Regional Bancorp/ Los Angeles CA	40,530
7,850		First Republic Bank	290,529
22,700		First State Bancorporation/NM	544,573
900		FNB Corp./VA	27,603
21,400		Fremont General Corp.	497,122
6,650		Glacier Bancorp, Inc.	199,833
21,000		Gold Banc Corp., Inc.	382,620
12,300		Greater Bay Bancorp	315,126
17,300	L	Hancock Holding Co.	654,113
16,600		Hanmi Financial Corp.	296,476
24,425		IBERIABANK Corp.	1,245,919
16,285		Independent Bank Corp./MI	443,441
29,200		Irwin Financial Corp.	625,464
1,495		Macatawa Bank Corp.	54,388
9,400		MB Financial Corp.	332,760
7,030	L	Mercantile Bank Corp.	270,655
7,600		Nara Bancorp, Inc.	135,128
12,710	@@,L	Oriental Financial Group	157,096
10,400	L	Pacific Capital Bancorp	370,032
3,600		Peoples Bancorp, Inc./OH	102,708
1,800		Premierwest Bancorp	25,200
26,300	L	PrivateBancorp, Inc.	935,491
43,400	@@,L	R&G Financial Corp.	572,880
1,050	L	Republic Bancorp Inc/KY	22,523
25,037	L	Republic Bancorp, Inc.	297,940
2,000	@@,L	Santander BanCorp	50,240
1,000	L	Sierra Bancorp	22,790
3,500		Simmons First National Corp.	96,950
3,100		Southwest Bancorp, Inc./Stillwater OK	62,000
4,814		Sterling Bancorp/NY	94,980
35,800		Sterling Bancshares, Inc.	552,752
34,500		Summit Bancshares, Inc./TX	620,310
3,245	@	Sun Bancorp, Inc./NJ	64,089
22,600		SY Bancorp, Inc.	565,416
1,200		Taylor Capital Group, Inc.	48,480
4,100	L	TD Banknorth, Inc.	119,105
3,600		Trico Bancshares	84,204
6,100		Umpqua Holdings Corp.	174,033
42,000	L	United Bankshares, Inc.	1,480,079
82,854	@@	W Holding Co., Inc.	681,888
19,200		West Coast Bancorp/OR	507,840
18,100	L	Westamerica Bancorporation	960,567
2,600	@	Western Alliance Bancorp	77,662
1,200	@	Western Sierra Bancorp	43,668
10,000		Wilshire Bancorp, Inc.	171,900
11,800	L	Wintrust Financial Corp.	647,820

			24,441,713

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Biotechnology: 1.8%
27,400	@,L	Alexion Pharmaceuticals, Inc.	$554,850
10,900	@	Applera Corp. — Celera Genomics Group	119,464
1,100	@,L	Bio-Rad Laboratories, Inc.	71,984
13,400	@,L	Cell Genesys, Inc.	79,462
8,000	@,L	Diversa Corp.	38,400
33,800	@	Encysive Pharmaceuticals, Inc.	266,682
3,800	@,L	Exelixis, Inc.	35,796
31,380	@,L	Genelabs Technologies	58,053
13,400	@	GTx, Inc.	101,304
17,400	@,L	ICOS Corp.	480,762
22,200	@,L	Incyte, Corp.	118,548
9,600	@,L	Integra LifeSciences Holdings Corp.	340,416
20,600	@,L	InterMune, Inc.	346,080
20,200	@,L	Lifecell Corp.	385,214
9,600	@,L	Martek Biosciences Corp.	236,256
21,700	@,L	Myogen, Inc.	654,472
21,600	@,L	Myriad Genetics, Inc.	449,280
19,100	@,L	Nektar Therapeutics	314,386
12,600	@	Panacos Pharmaceuticals, Inc.	87,318
17,300	@	Seattle Genetics, Inc.	81,656
13,800	@,L	Telik, Inc.	234,462
20,600	@,L	Vertex Pharmaceuticals, Inc.	570,002

			5,624,847

		Building Materials: 1.6%
7,300	L	Eagle Materials, Inc.	893,228
9,700		ElkCorp	326,502
45,000		Lennox International, Inc.	1,269,000
14,900	@,L	NCI Building Systems, Inc.	632,952
38,200		Universal Forest Products, Inc.	2,110,550

			5,232,232

		Chemicals: 1.8%
34,100		Airgas, Inc.	1,121,890
24,100		Albemarle Corp.	924,235
23,900	@	FMC Corp.	1,270,763
25,800	L	Georgia Gulf Corp.	784,836
3,000		HB Fuller Co.	96,210
25,900	@	Hercules, Inc.	292,670
8,400		Kronos Worldwide, Inc.	243,684
8,900	@	NewMarket Corp.	217,694
40,700	@	PolyOne Corp.	261,701
12,100	@,L	Terra Industries, Inc.	67,760
16,600		Wellman, Inc.	112,548
31,700	@,L	WR Grace & Co.	297,980

			5,691,971

		Commercial Services: 4.0%
101,300		Aaron Rents, Inc.	2,135,404
4,200	@,L	ACE Cash Express, Inc.	98,070
97,300	@,@@	Alderwoods Group, Inc.	1,544,151
9,600		Arbitron, Inc.	364,608
3,800		Banta Corp.	189,240
138,800	@,L	BearingPoint, Inc.	1,090,968
5,900	@	Coinstar, Inc.	134,697
16,400	@,L	Corinthian Colleges, Inc.	193,192
1,400	@	CRA International, Inc.	66,766
8,200	@	DiamondCluster International, Inc.	65,108
19,100	@	Dollar Thrifty Automotive Group	688,937
6,300	@,L	Escala Group, Inc.	127,764
12,300	@,L	Euronet Worldwide, Inc.	341,940
13,000	@	Gartner, Inc.	167,700
10,000	@	Geo Group, Inc.	229,300
2,800		Gevity HR, Inc.	72,016
12,100	@	Heidrick & Struggles International, Inc.	387,805
78,900	@	Hudson Highland Group, Inc.	1,369,704
7,400	@,L	Kforce, Inc.	82,584
5,400	@,L	Korn/Ferry Intl	100,926
22,300	@	Labor Ready, Inc.	464,286
11,400	@,L	Morningstar, Inc.	394,896
17,300	@,L	Navigant Consulting, Inc.	380,254
6,100		Pre-Paid Legal Services, Inc.	233,081
12,000	@,L	Quanta Services, Inc.	158,040
9,300	@	SourceCorp.	223,014
13,900	@	Spherion Corp.	139,139
9,300		Startek, Inc.	167,400
34,300	@,L	TeleTech Holdings, Inc.	413,315
14,300	@,L	United Rentals, Inc.	334,477
9,500	@	Valassis Communications, Inc.	276,165
1,200	@,L	Vertrue, Inc.	42,396

			12,677,343

		Computers: 3.1%
10,900	@,L	Advanced Digital Information Corp.	106,711
26,000		Agilysys, Inc.	473,720
2,200	@,L	Ansoft Corp.	74,910
69,000	@,L	Brocade Communications Systems, Inc.	280,830
17,300	@,L	CACI International, Inc.	992,674
37,700	@,L	Ciber, Inc.	248,820
8,000	@	Covansys Corp.	108,880
8,000	@,L	Dot Hill Systems Corp.	55,440
7,700	@,L	Echelon Corp.	60,291
3,700	@,L	Electronics for Imaging	98,457
7,300		Factset Research Systems, Inc.	300,468
25,900	@,L	Gateway, Inc.	65,009
18,000	@,L	Hutchinson Technology, Inc.	512,100
16,000		Imation Corp.	737,120
29,000	@,L	Intergraph Corp.	1,444,490
3,700	@	InterVoice, Inc.	29,452
17,600	@,L	Komag, Inc.	610,016
3,700	@,L	Kronos, Inc.	154,882
7,900	@,L	Lexar Media, Inc.	64,859
11,200	@,L	Magma Design Automation, Inc.	94,192
9,000	@	Manhattan Associates, Inc.	184,320
56,200	@,L	Maxtor Corp.	390,028
17,200	@	Mentor Graphics Corp.	177,848
16,600	@	Micros Systems, Inc.	802,112
4,000		MTS Systems Corp.	138,560
5,400	@,L	Palm, Inc.	171,720
26,000	@	Perot Systems Corp.	367,640
34,100	@	Quantum Corp.	104,005
8,600	@,L	Radisys Corp.	149,124
19,700	@	Silicon Storage Technology, Inc.	99,485
2,500	@,L	Stratasys, Inc.	62,525
24,000	@	SYKES Enterprises, Inc.	320,880
7,600	@,L	Synaptics, Inc.	187,872
5,400		Talx Corp.	246,834
9,300	@,L	Tyler Technologies, Inc.	81,654

			9,997,928

		Cosmetics/Personal Care: 0.0%
2,400	@,L	Parlux Fragrances, Inc.	73,272

			73,272

		Distribution/Wholesale: 2.4%
24,100	@,L	Aviall, Inc.	694,080
18,400	@,L	Bell Microproducts, Inc.	140,760
12,200	@	Brightpoint, Inc.	338,306
4,600		Building Materials Holding Corp.	313,766
52,000		Hughes Supply, Inc.	1,864,200
32,700	@,L	Nuco2, Inc.	911,676
24,600		Owens & Minor, Inc.	677,238
9,100	@,L	Scansource, Inc.	497,588
8,600		United Stationers, Inc.	417,100

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Distribution/Wholesale (continued)
22,500		Watsco, Inc.	$1,345,725
11,400	@	Wesco International, Inc.	487,122

			7,687,561

		Diversified Financial Services: 1.4%
13,600	@,L	Accredited Home Lenders Holding Co.	674,288
8,300		Advanta Corp.	269,252
6,400		Asta Funding, Inc.	174,976
15,600	@,L	CompuCredit Corp.	600,288
2,800	@,L	Encore Capital Group, Inc.	48,580
4,700	@	eSpeed, Inc.	36,237
1,800		Federal Agricultural Mortgage Corp.	53,874
9,700	@	IntercontinentalExchange, Inc.	352,595
35,100	@	Knight Capital Group, Inc.	347,139
15,800	@,L	Nasdaq Stock Market, Inc./The	555,844
7,300	L	National Financial Partners Corp.	383,615
3,900	@	TradeStation Group, Inc.	48,282
3,700	@	United PanAm Financial Corp.	95,719
10,800		Waddell & Reed Financial, Inc.	226,476
17,200	@	World Acceptance, Corp.	490,200

			4,357,365

		Electric: 1.4%
14,600		Avista Corp.	258,566
7,700		Black Hills Corp.	266,497
35,300	@	El Paso Electric Co.	742,712
5,600		Idacorp, Inc.	164,080
10,300	L	ITC Holdings Corp.	289,327
1,000		MGE Energy, Inc.	33,910
29,900		NorthWestern Corp.	928,993
22,400	@	Pike Electric Corp.	363,328
54,900	@	Sierra Pacific Resources	715,896
1,100		UIL Holdings Corp.	50,589
23,600		Unisource Energy Corp.	736,320

			4,550,218

		Electrical Components & Equipment: 0.5%
20,700	@	Advanced Energy Industries, Inc.	244,881
3,100	@	Encore Wire Corp.	70,556
67,200	@	General Cable Corp.	1,323,840
7,600	@	Power-One, Inc.	45,752
10,000	@,L	Valence Technology, Inc.	15,400

			1,700,429

		Electronics: 1.0%
900		Analogic Corp.	43,065
5,700	L	Bel Fuse, Inc.	181,260
16,700	@,L	Benchmark Electronics, Inc.	561,621
9,300	@	Checkpoint Systems, Inc.	229,245
17,900		CTS Corp.	197,974
19,100	@,L	Cymer, Inc.	678,241
3,900	@,L	Electro Scientific Industries, Inc.	94,185
2,500	@,L	Faro Technologies, Inc.	50,000
11,100	@	Itron, Inc.	444,444
3,200	@	Rofin-Sinar Technologies, Inc.	139,104
16,800		Sypris Solutions, Inc.	167,664
27,800	@,L	TTM Technologies, Inc.	261,320
9,900		Watts Water Technologies, Inc.	299,871

			3,347,994

		Energy — Alternate Sources: 0.1%
14,200	@,L	Evergreen Solar, Inc.	151,230
8,200	@,L	Headwaters, Inc.	290,608

			441,838

		Engineering & Construction: 0.2%
6,100	@	URS Corp.	229,421
9,100		Washington Group International, Inc.	482,027

			711,448

		Entertainment: 0.1%
8,900	@	Bluegreen Corp.	140,620
4,900	@	Macrovision Corp.	81,977
8,600	@	Steinway Musical Instruments	219,386

			441,983

		Environmental Control: 0.5%
1,700	@,L	Clean Harbors, Inc.	48,977
11,000	@	Duratek, Inc.	164,230
3,800		Metal Management, Inc.	88,388
7,600	@,L	Tetra Tech, Inc.	119,092
35,700	@,L	Waste Connections, Inc.	1,230,222

			1,650,909

		Food: 0.9%
30,900		Chiquita Brands International, Inc.	618,309
23,800		Corn Products International, Inc.	568,582
6,200	L	Flowers Foods, Inc.	170,872
9,600	@,L	Great Atlantic & Pacific Tea Co.	305,088
4,100	L	J&J Snack Foods Corp.	243,581
3,900	L	Nash Finch Co.	99,372
10,200	@	Pathmark Stores, Inc.	101,898
23,000	L	Sanderson Farms, Inc.	702,190

			2,809,892

		Gas: 1.1%
13,200		Atmos Energy Corp.	345,312
21,600		New Jersey Resources Corp.	904,824
12,900		Nicor, Inc.	507,099
9,500	L	Northwest Natural Gas Co.	324,710
10,800		South Jersey Industries, Inc.	314,712
21,000		Southwest Gas Corp.	554,400
14,300		WGL Holdings, Inc.	429,858

			3,380,915

		Hand/Machine Tools: 0.3%
26,200		Lincoln Electric Holdings, Inc.	1,039,092

			1,039,092

		Healthcare — Products: 3.4%
13,600	@	Advanced Medical Optics, Inc.	568,480
14,500	@,L	Align Technology, Inc.	93,815
10,100	@,L	Animas, Corp.	243,915
6,900		Arrow International, Inc.	200,031
11,600	@,L	Arthrocare Corp.	488,824
7,200	@,L	Biosite, Inc.	405,288
18,200	@,L	Conmed Corp.	430,612
9,600		Diagnostic Products Corp.	466,080
54,800	@,L	Encore Medical Corp.	271,260
4,300	@	Epix Medical, Inc.	17,372
7,300	@,L	Idexx Laboratories, Inc.	525,454
4,700	@	Immucor, Inc.	109,792
1,800	@	Intuitive Surgical, Inc.	211,086
4,600	@,L	Inverness Medical Innovations, Inc.	109,066
6,500	@,L	Kyphon, Inc.	265,395
12,700	L	LCA-Vision, Inc.	603,377
11,500		Mentor Corp.	529,920
18,000	@,L	Neurometrix, Inc.	491,040
4,200	@,L	Palomar Medical Technologies, Inc.	147,168
12,900	L	PolyMedica Corp.	431,763
99,100	@	PSS World Medical, Inc.	1,470,644

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Healthcare — Products (continued)
9,700	@	Respironics, Inc.	$359,579
35,900		Steris Corp.	898,218
16,400	@,L	SurModics, Inc.	606,636
22,800	@	Sybron Dental Specialties, Inc.	907,668

			10,852,483

		Healthcare — Services: 2.2%
44,200	@	Alliance Imaging, Inc.	262,990
5,900	@,L	America Service Group, Inc.	93,574
16,000	@	Apria Healthcare Group, Inc.	385,760
23,000	@,L	Centene Corp.	604,670
8,000	@,L	Genesis HealthCare Corp.	292,160
41,900	@,L	Kindred Healthcare, Inc.	1,079,344
19,000	@,L	LifePoint Hospitals, Inc.	712,500
16,100	@	Pediatrix Medical Group, Inc.	1,425,977
13,900	@	Res-Care, Inc.	241,443
18,800	@,L	Sunrise Senior Living, Inc.	633,748
11,600	@,L	Symbion, Inc.	266,800
27,950	@,L	United Surgical Partners International, Inc.	898,593

			6,897,559

		Holding Companies — Diversified: 0.3%
19,000	L	Walter Industries, Inc.	944,680

			944,680

		Home Builders: 1.5%
18,200	@	Fleetwood Enterprises, Inc.	224,770
16,000		Levitt Corp.	363,840
34,150	L	Technical Olympic USA, Inc.	720,224
22,500		Thor Industries, Inc.	901,575
18,600	@,L	WCI Communities, Inc.	499,410
98,400	@	Williams Scotsman International, Inc.	1,703,304
15,600	L	Winnebago Industries	519,168

			4,932,291

		Home Furnishings: 0.1%
4,300	@	Audiovox Corp.	59,598
10,100		Stanley Furniture Co., Inc.	234,118

			293,716

		Household Products/Wares: 1.4%
174		CSS Industries, Inc.	5,347
11,100	L	Harland John H. Co.	417,360
55,000	@,L	Jarden Corp.	1,658,250
21,500	@	Playtex Products, Inc.	293,905
31,000	L	Scotts Co.	1,402,440
34,100		Tupperware Corp.	763,840

			4,541,142

		Housewares: 0.2%
13,000		Toro Co.	569,010

			569,010

		Insurance: 3.2%
23,500	@	American Physicians Capital, Inc.	1,076,065
11,100	@,L	Argonaut Group, Inc.	363,747
41,600		Delphi Financial Group	1,914,016
10,400	L	Direct General Corp.	175,760
9,700	L	Landamerica Financial Group, Inc.	605,280
6,000		Midland Co./The	216,240
500	@,L	Navigators Group, Inc.	21,805
67,600	@	PMA Capital Corp.	617,188
29,700	@,L	ProAssurance Corp.	1,444,608
14,600		RLI Corp.	728,102
5,300		Safety Insurance Group, Inc.	213,961
9,300	L	Selective Insurance Group	493,830
10,200		Stewart Information Services Corp.	496,434
3,900		United Fire & Casualty Co.	157,677
37,000		Zenith National Insurance Corp.	1,706,440

			10,231,153

		Internet: 3.0%
500	@,L	aQuantive, Inc.	12,620
11,000	@,L	Ariba, Inc.	80,850
18,500	@,@@	AsiaInfo Holdings, Inc.	73,630
35,900	@	Avocent Corp.	976,121
6,200	@	Blue Coat Systems, Inc.	283,464
2,700	@,L	Click Commerce, Inc.	56,754
104,600	@,L	CMGI, Inc.	158,992
38,900	@	CNET Networks, Inc.	571,441
7,900	@	Digital Insight Corp.	252,958
8,900	@,L	Digital River, Inc.	264,686
83,600	@	Digitas, Inc.	1,046,672
60,800	@,L	Earthlink, Inc.	675,488
5,200	@,L	Equinix, Inc.	211,952
6,500	@,L	GSI Commerce, Inc.	98,085
15,500	@,L	Infospace, Inc.	400,210
15,400	@,L	Internet Security Systems	322,630
1,900	@,L	Interwoven, Inc.	16,093
11,500	@,L	Ipass, Inc.	75,440
9,600	@	j2 Global Communications, Inc.	410,304
9,100	@	Lionbridge Technologies	63,882
10,200	@,L	NetFlix, Inc.	276,012
3,700	@,L	Nutri/System, Inc.	133,274
11,800	@,L	Openwave Systems, Inc.	206,146
15,200	@,L	ProQuest Co.	424,232
12,300	@,L	RealNetworks, Inc.	95,448
8,200	@,L	Redback Networks, Inc.	115,292
41,400	@,L	Secure Computing Corp.	507,564
19,900	@	SupportSoft, Inc.	83,978
11,900	@	TIBCO Software, Inc.	88,893
23,000	@	Trizetto Group	390,770
23,500	L	United Online, Inc.	334,170
21,200	@,L	Valueclick, Inc.	383,932
13,400	@,L	WebEx Communications, Inc.	289,842
6,900	@,L	WebMethods, Inc.	53,199
5,300	@,L	Websense, Inc.	347,892

			9,782,916

		Investment Companies: 0.2%
37,849	L	Technology Investment Capital Corp.	571,520

			571,520

		Iron/Steel: 0.9%
5,600	@	Chaparral Steel Co.	169,400
5,300	L	Cleveland-Cliffs, Inc.	469,421
9,050		Gibraltar Industries, Inc.	207,607
7,300	@	Oregon Steel Mills, Inc.	214,766
12,600		Reliance Steel & Aluminum Co.	770,112
18,800		Ryerson Tull, Inc.	457,216
17,900		Steel Dynamics, Inc.	635,629

			2,924,151

		Leisure Time: 0.2%
13,700	@,L	K2, Inc.	138,507
15,600	@,L	Multimedia Games, Inc.	144,300
5,300	L	Polaris Industries, Inc.	266,060

			548,867

		Lodging: 0.5%
23,700		Ameristar Casinos, Inc.	537,990
31,000	@@	Orient-Express Hotels Ltd.	977,120

			1,515,110

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Machinery — Construction & Mining: 0.4%
14,700	@	Astec Industries, Inc.	$480,102
17,300		JLG Industries, Inc.	789,918

			1,270,020

		Machinery — Diversified: 2.5%
20,600	@,L	AGCO Corp.	341,342
83,150		Applied Industrial Technologies, Inc.	2,801,324
15,700		Briggs & Stratton Corp.	609,003
9,500		Cascade Corp.	445,645
15,800	@	Flowserve Corp.	625,048
3,900	@	Intevac, Inc.	51,480
35,200	L	Manitowoc Co.	1,767,744
2,300	@,L	Middleby Corp.	198,950
8,000		Nacco Industries, Inc.	937,200
4,100		Sauer-Danfoss, Inc.	77,121
3,300		Tecumseh Products Co.	75,603
5,400	@,L	UNOVA, Inc.	182,520

			8,112,980

		Media: 1.5%
169,600	@,L	Charter Communications, Inc.	206,912
24,000	@	Entercom Communications Corp.	712,080
10,200		Gray Television, Inc.	100,164
19,600		Lee Enterprises, Inc.	723,436
46,400	@,L	Lodgenet Entertainment Corp.	646,816
9,000		Media General, Inc.	456,300
62,000	@	Mediacom Communications Corp.	340,380
16,800	@,L	Playboy Enterprises, Inc.	233,352
57,500	@,L	Radio One, Inc.	595,125
6,500	@	Saga Communications, Inc.	70,655
13,200	@,L	Scholastic Corp.	376,332
16,400		Sinclair Broadcast Group, Inc.	150,880
22,000		World Wrestling Entertainment, Inc.	322,960

			4,935,392

		Metal Fabricate/Hardware: 1.8%
76,200		Commercial Metals Co.	2,860,548
26,600		Kaydon Corp.	854,924
9,100		NN, Inc.	96,460
7,200	@	NS Group, Inc.	301,032
26,400	L	Quanex Corp.	1,319,208
2,500		Sun Hydraulics Corp.	48,325
7,900		Valmont Industries, Inc.	264,334

			5,744,831

		Mining: 0.2%
29,900		Compass Minerals Intl., Inc.	733,746

			733,746

		Miscellaneous Manufacturing: 1.2%
4,400		Ameron International Corp.	200,552
9,500		Aptargroup, Inc.	495,900
17,800	L	Barnes Group, Inc.	587,400
2,900	@,L	Ceradyne, Inc.	127,020
22,000		Crane Co.	775,940
5,300	@	ESCO Technologies, Inc.	235,797
5,800	@,L	Griffon Corp.	138,098
6,500	@,L	Hexcel Corp.	117,325
33,400	@	Jacuzzi Brands, Inc.	280,560
35,800		Reddy Ice Holdings, Inc.	780,798

			3,739,390

		Office/Business Equipment: 0.6%
24,900	@,L	Global Imaging Systems, Inc.	862,287
89,800		IKON Office Solutions, Inc.	934,818

			1,797,105

		Oil & Gas: 3.8%
9,500	@,S,L	ATP Oil & Gas Corp.	351,595
5,200	@	Callon Petroleum Co.	91,780
12,800		Cimarex Energy Co.	550,528
4,900	@,L	Clayton Williams Energy, Inc.	204,526
7,400	@	Comstock Resources, Inc.	225,774
11,700	@,L	Energy Partners Ltd.	254,943
11,800		Frontier Oil Corp.	442,854
5,700	@	Giant Industries, Inc.	296,172
62,100	@,L	Grey Wolf, Inc.	480,033
6,300		Holly Corp.	370,881
45,000	@	Houston Exploration Co.	2,376,000
10,200	@	KCS Energy, Inc.	247,044
38,900	@	Parker Drilling Co.	421,287
4,200		Penn Virginia Corp.	241,080
5,000	@	Remington Oil & Gas Corp.	182,500
25,900	@	Southwestern Energy Co.	930,846
55,200	L	St. Mary Land & Exploration Co.	2,031,912
10,500	@,L	Stone Energy Corp.	478,065
9,600	@,L	Swift Energy Co.	432,672
44,800		Todco	1,705,088

			12,315,580

		Oil & Gas Services: 1.8%
14,400	@,L	FMC Technologies, Inc.	618,048
4,500		Gulf Island Fabrication, Inc.	109,395
14,000	@,L	Hanover Compressor Co.	197,540
6,900	@	Hydril	431,940
43,700	@	Key Energy Services, Inc.	588,639
13,500	@	Lone Star Technologies	697,410
2,900		Lufkin Industries, Inc.	144,623
21,000	@	Oceaneering International, Inc.	1,045,380
9,100	@,L	Oil States International, Inc.	288,288
25,300	@,L	Universal Compression Holdings, Inc.	1,040,336
13,600	@,L	Veritas DGC, Inc.	482,664

			5,644,263

		Packaging & Containers: 0.6%
7,200		Greif, Inc.	477,216
44,000	L	Silgan Holdings, Inc.	1,589,280

			2,066,496

		Pharmaceuticals: 2.5%
9,800	@,L	Abgenix, Inc.	210,798
55,800	@	Adolor, Corp.	814,680
18,600	@,L	Alkermes, Inc.	355,632
10,400		Alpharma, Inc.	296,504
14,400	@	Amylin Pharmaceuticals, Inc.	574,848
24,100	@	Andrx Corp.	396,927
30,700	@,L	Atherogenics, Inc.	614,307
176,300	@,L	AVANIR Pharmaceuticals	606,472
5,700	@,L	Bentley Pharmaceuticals, Inc.	93,537
25,700	@,L	Cubist Pharmaceuticals, Inc.	546,125
6,900	@,L	CV Therapeutics, Inc.	170,637
74,600	@	Cypress Bioscience, Inc.	431,188
18,900	@,L	Durect Corp.	95,823
24,100	@,L	Medarex, Inc.	333,785
13,300		Medicis Pharmaceutical	426,265
2,800	@,L	Par Pharmaceutical Cos, Inc.	87,752
18,900	@,L	Renovis, Inc.	289,170
4,000	@,L	Salix Pharmaceuticals Ltd.	70,320
18,400	@	Theravance, Inc.	414,368
9,100	@	United Therapeutics Corp.	628,992
33,100	@,L	Viropharma, Inc.	614,005

			8,072,135

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Real Estate: 0.4%
27,600		Jones Lang LaSalle, Inc.	$1,389,660

			1,389,660

		Real Estate Investment Trust: 6.7%
8,100		Alexandria Real Estate Equities, Inc.	652,050
31,600		American Home Mortgage Investment Corp.	1,029,212
32,600		Anthracite Capital, Inc.	343,278
24,300		Ashford Hospitality Trust, Inc.	254,907
5,600	@	Boykin Lodging Co.	68,432
6,500		Brandywine Realty Trust	181,415
16,600	L	EastGroup Properties, Inc.	749,656
13,400		Entertainment Properties Trust	546,050
29,000		Equity Inns, Inc.	392,950
20,500		FelCor Lodging Trust, Inc.	352,805
16,100	S,L	First Potomac Realty Trust	428,260
14,200		Glimcher Realty Trust	345,344
13,400	L	IMPAC Mortgage Holdings, Inc.	126,094
63,400		Innkeepers USA Trust	1,014,400
35,900		Kilroy Realty Corp.	2,222,210
7,700		LaSalle Hotel Properties	282,744
94,000	L	Lexington Corporate Properties Trust	2,002,977
38,000		LTC Properties, Inc.	799,140
68,200	@	Meristar Hospitality Corp.	641,080
30,100		MFA Mortgage Investments, Inc.	171,570
58,100		Mid-America Apartment Communities, Inc.	2,817,850
4,300		National Health Investors, Inc.	111,628
10,300		Novastar Financial, Inc.	289,533
28,600	L	Pennsylvania Real Estate Investment Trust	1,068,496
33,300		Post Properties, Inc.	1,330,335
40,900		RAIT Investment Trust	1,060,128
19,800		Saul Centers, Inc.	714,780
47,800		Sunstone Hotel Investors, Inc.	1,270,046
10,500		Taubman Centers, Inc.	364,875

			21,632,245

		Retail: 6.6%
50,600		Applebees International, Inc.	1,143,076
29,600	@	Asbury Automotive Group, Inc.	487,216
6,100		Big 5 Sporting Goods Corp.	133,529
5,700		Brown Shoe Co., Inc.	241,851
6,500	@,L	Build-A-Bear Workshop, Inc.	192,660
3,700		Burlington Coat Factory Warehouse Corp.	148,777
61,100		Cash America International, Inc.	1,416,909
122,200	@	Charming Shoppes	1,613,040
12,300	@	Childrens Place	607,866
30,700	L	CKE Restaurants, Inc.	414,757
16,900		Domino’s Pizza, Inc.	408,980
22,800	@,L	Dress Barn, Inc.	880,308
14,900		Finish Line	259,558
4,300	@	First Cash Financial Services, Inc.	125,388
2,757	@,L	GameStop Corp.	87,728
26,500	@,L	Genesco, Inc.	1,027,935
10,800	@,L	HOT Topic, Inc.	153,900
13,500	@,L	Insight Enterprises, Inc.	264,735
9,800	@	Jack in the Box, Inc.	342,314
13,400	L	Kenneth Cole Productions, Inc.	341,700
41,400	L	Landry’s Restaurants, Inc.	1,105,794
15,200	L	Lithia Motors, Inc.	477,888
10,800		Lone Star Steakhouse & Saloon	256,392
10,000	@	MarineMax, Inc.	315,700
26,200	@,L	Men’s Wearhouse, Inc.	771,328
12,900		Movado Group, Inc.	236,070
17,000	L	Movie Gallery, Inc.	95,370
34,900	@,L	New York & Co., Inc.	739,880
6,900	@	O’Charleys, Inc.	107,019
30,900	@	Pacific Sunwear of California	770,028
20,400	@,L	Pantry, Inc./The	958,596
14,400	@,L	Papa John’s International, Inc.	854,064
16,200	@	Petco Animal Supplies, Inc.	355,590
8,000	@	Rare Hospitality International, Inc.	243,120
29,500	L	Ruby Tuesday, Inc.	763,755
7,800	@	Ryan’s Restaurant Group	94,068
14,400	@	Select Comfort Corp.	393,840
6,300		Sonic Automotive, Inc.	140,364
3,900	@,L	Sports Authority, Inc./The	121,407
14,350		Stage Stores, Inc.	427,343
30,700		Stein Mart, Inc.	557,205
28,100	@	Too, Inc.	792,701
7,700		United Auto Group, Inc.	294,140
4,400		World Fuel Services Corp.	148,368

			21,312,257

		Savings & Loans: 1.2%
50,700		BankAtlantic Bancorp, Inc.	709,800
5,800	L	Commercial Capital Bancorp, Inc.	99,296
6,800		Dime Community Bancshares	99,348
25,737		First Niagara Financial Group, Inc.	372,414
3,700		First Place Financial Corp./OH	88,985
6,000	L	FirstFed Financial Corp.	327,120
14,300		Flagstar Bancorp, Inc.	205,920
4,100	@	ITLA Capital Corp.	200,285
27,400		Partners Trust Financial Group, Inc.	330,170
26,700		Provident New York Bancorp	293,967
17,300		Sterling Financial Corp./WA	432,154
9,100		WSFS Financial Corp.	557,375

			3,716,834

		Semiconductors: 3.8%
7,600	@,L	Actel Corp.	96,748
9,800	@,S,L	ADE Corp.	235,788
30,600	@,L	AMIS Holdings, Inc.	325,890
47,900	@,L	Amkor Technology, Inc.	268,240
33,100	@	Applied Micro Circuits Corp.	85,067
22,100	@	Asyst Technologies, Inc.	126,412
93,200	@,L	Atmel Corp.	287,988
5,600	@,S,L	ATMI, Inc.	156,632
12,600	@	August Technology Corp.	138,474
20,500	@	Axcelis Technologies, Inc.	97,785
5,900	@	Brooks Automation, Inc.	73,927
11,300	@,L	Cabot Microelectronics Corp.	331,429
33,400	@	Cirrus Logic, Inc.	223,112
11,900	L	Cohu, Inc.	272,153
107,700	@	Conexant Systems, Inc.	243,402
16,800	@,L	Credence Systems Corp.	116,928
25,700	@,L	Cypress Semiconductor Corp.	366,225
11,050	@	Diodes, Inc.	343,103
7,400	@	DSP Group, Inc.	185,444
23,330	@	Entegris, Inc.	219,769
6,700	@	Exar Corp.	83,884
11,600	@	Fairchild Semiconductor International, Inc.	196,156
5,000	@,L	Genesis Microchip, Inc.	90,450
14,070	@	Integrated Device Technology, Inc.	185,443
8,100	@,L	Integrated Silicon Solutions, Inc.	52,164
18,900	@	IXYS Corp.	220,941
7,200	@	Kopin Corp.	38,520
22,500	@,L	Kulicke & Soffa Industries, Inc.	198,900

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Semiconductors (continued)
14,400	@	Lattice Semiconductor Corp.	$62,208
17,300	@,L	LTX Corp.	77,850
19,600	@,L	Mattson Technology, Inc.	197,176
25,700	@	Micrel, Inc.	298,120
19,600	L	Microsemi Corp.	542,136
23,900	@	MIPS Technologies, Inc.	135,752
5,700	@	MKS Instruments, Inc.	101,973
21,200	@,L	Omnivision Technologies, Inc.	423,152
98,500	@	ON Semiconductor Corp.	544,705
21,400	@,L	Photronics, Inc.	322,284
10,700	@	Pixelworks, Inc.	54,356
29,800	@,L	PMC — Sierra, Inc.	229,758
5,600	@,L	Power Integrations, Inc.	133,336
17,000	@,L	Rambus, Inc.	275,230
3,100	@,L	Semitool, Inc.	33,728
14,100	@,L	Semtech Corp.	257,466
12,900	@,L	Sigmatel, Inc.	168,990
27,100	@	Silicon Image, Inc.	245,255
11,900	@,L	Silicon Laboratories, Inc.	436,254
38,000		Skyworks Solutions, Inc.	193,420
19,400	@	Standard Microsystems Corp.	556,586
3,700	@	Supertex, Inc.	163,725
9,000	@	Tessera Technologies, Inc.	232,650
3,100	@,L	Ultratech, Inc.	50,902
22,800	@,L	Varian Semiconductor Equipment Associates, Inc.	1,001,603
52,800	@,L	Vitesse Semiconductor Corp.	101,376
8,100	@	Zoran Corp.	131,301

			12,232,266

		Software: 2.6%
33,400		Acxiom Corp.	768,200
7,200	@,L	Ansys, Inc.	307,368
16,100	@,L	Aspen Technology, Inc.	126,385
11,100	@	Borland Software Corp.	72,483
18,500		Computer Programs & Systems, Inc.	766,455
11,300	@	CSG Systems International	252,216
3,100	@,L	Dendrite International, Inc.	44,671
9,600	@,L	Epicor Software Corp.	135,648
8,200	@	EPIQ Systems, Inc.	152,028
4,400	@	Filenet Corp.	113,740
13,300	@	Informatica Corp.	159,600
7,600	@,L	InPhonic, Inc.	66,044
52,100		Inter-Tel, Inc.	1,019,597
1,900	@	Intervideo, Inc.	20,045
9,700	@,L	JDA Software Group, Inc.	164,997
15,200	@,L	Mantech International Corp.	423,472
9,400	@	Mapinfo Corp.	118,534
6,100	@,L	MicroStrategy, Inc.	504,714
5,400	@	MRO Software, Inc.	75,816
84,700	@	Parametric Technology Corp.	516,670
2,300	@	Pegasystems, Inc.	16,813
31,600	@,L	Per-Se Technologies, Inc.	738,176
20,500	@	Phoenix Technologies Ltd.	128,330
28,100	@	Progress Software Corp.	797,478
1,400	@,L	Quality Systems, Inc.	107,464
7,300	@,L	Quest Software, Inc.	106,507
1,200	@	SPSS, Inc.	37,116
14,000	@,L	Transaction Systems Architects, Inc.	403,060
16,200	@	Wind River Systems, Inc.	239,274

			8,382,901

		Telecommunications: 4.0%
44,500	@	3Com Corp.	160,200
24,600	@	Adaptec, Inc.	143,172
18,200	@,L	Aeroflex, Inc.	195,650
46,400		Anixter International, Inc.	1,815,168
32,700	@	Arris Group, Inc.	309,669
9,700		Black Box Corp.	459,586
12,310	@,L	Broadwing Corp.	74,476
9,800	@	C-COR.net Corp.	47,628
24,300	@	Centennial Communications Corp.	377,136
81,100	@	Ciena Corp.	240,867
145,300	@	Cincinnati Bell, Inc.	510,003
27,900		Commonwealth Telephone Enterprises, Inc.	942,183
18,200	@,L	CommScope, Inc.	366,366
4,350	@,L	Comtech Telecommunications	132,849
19,700		CT Communications, Inc.	239,158
7,000	@	Ditech Communications Corp.	58,450
111,700	@,L	Dobson Communications Corp.	837,750
22,300	@	Extreme Networks	105,925
9,500	@,L	Finisar Corp.	19,760
19,900	@	Foundry Networks, Inc.	274,819
18,900	@	Glenayre Technologies, Inc.	61,425
8,500	@@,L	Golden Telecom, Inc.	220,660
13,200	@	Harmonic, Inc.	64,020
8,100	@,L	Hypercom Corp.	51,759
3,300	@	Interdigital Communications Corp.	60,456
115,800	@,L	L-3 Communications Corp.	332,346
5,700	@,L	Mastec, Inc.	59,679
24,800	@,L	MRV Communications, Inc.	50,840
10,500	@,L	Netgear, Inc.	202,125
27,800		Plantronics, Inc.	786,740
4,800	@	Polycom, Inc.	73,440
34,400	@	Powerwave Technologies, Inc.	432,408
141,300	@	Premier Global Services, Inc.	1,148,769
55,300	@	RF Micro Devices, Inc.	299,173
13,200	@,L	SafeNet, Inc.	425,304
9,600	@,L	Sonus Networks Inc	35,712
35,800	@,L	Symmetricom, Inc.	303,226
9,500	@,L	Talk America Holdings, Inc.	81,985
15,700	@,L	Tekelec	218,230
13,700	@	Terayon Corp.	31,647
42,800	@,L	Time Warner Telecom, Inc.	421,580
21,100	@,L	Utstarcom, Inc.	170,066
22,400	@	Westell Technologies, Inc.	100,800

			12,943,205

		Textiles: 0.3%
35,000		Angelica Corp.	578,900
11,100		Unifirst Corp/MA	345,210

			924,110

		Toys/Games/Hobbies: 0.3%
15,900	@,L	Jakks Pacific, Inc.	332,946
17,200	@	RC2 Corp.	610,944

			943,890

		Transportation: 2.1%
21,000	L	Arkansas Best Corp.	917,280
2,500	@	Frozen Food Express Industries	27,575
24,100	@,L	Genesee & Wyoming, Inc.	904,955
7,900	@	Gulfmark Offshore, Inc.	233,998
41,500	L	Horizon Lines, Inc.	503,395
8,600	@	HUB Group, Inc.	304,010
4,800	@,L	Kirby Corp.	250,416
25,000		Landstar System, Inc.	1,043,500
3,150	@,L	Marten Transport Ltd.	57,393
9,400		Offshore Logistics, Inc.	274,480
7,050	@	Old Dominion Freight Line	190,209
25,000	@,L	RailAmerica, Inc.	274,750
31,100	@	SCS Transportation, Inc.	660,875
19,500	@	Sirva, Inc.	156,000
17,300	@	US Xpress Enterprises, Inc.	300,674
3,100	@	USA Truck, Inc.	90,303
24,500		Werner Enterprises, Inc.	482,650

			6,672,463

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Trucking & Leasing: 0.5%
4,800	@	Amerco, Inc.	$345,840
24,900		GATX Corp.	898,392
9,700		Greenbrier Cos., Inc.	275,480
8,500		Interpool, Inc.	160,480

			1,680,192

		Total Common Stock (Cost $291,025,495)	315,458,340

U.S. TREASURY OBLIGATION: 0.1%
		U.S. Treasury Bond: 0.1%
310,000		2.875%, due 11/30/06	305,799

		Total U.S. Treasury Obligation (Cost $305,879)	305,799

		Total Long-Term Investments (Cost $291,331,374)	$315,764,139

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 24.8%
	U.S. Government Agency Obligations: 1.6%
$5,059,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$5,057,650

	Total U.S. Government Agency Obligations (Cost $5,057,650)	5,057,650

	Securities Lending CollateralCC: 23.2%
74,503,000	The Bank of New York Institutional Cash Reserves Fund	74,503,000

	Total Securities Lending Collateral (Cost $74,503,000)	74,503,000

	Total Short-Term Investments (Cost $79,560,650)	79,560,650

Total Investments In Securities (Cost $370,892,024)*	123.1%	$395,324,789
Other Assets and Liabilities-Net	(23.1)	(74,263,782)

Net Assets	100.0%	$321,061,007

S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
@	Non-income producing security
@@	Foreign Issuer
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $371,444,116. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$40,665,249
Gross Unrealized Depreciation	(16,784,576)

Net Unrealized Appreciation	$23,880,673

Information concerning open futures contracts at December 31, 2005 is shown below:

		Notional		Unrealized
	No. of	Market	Expiration	Gain
Long Contracts	Contracts	Value	Date	(Loss)

RUSSELL 2000 FUT MAR06	10	3,391,500	03/16/06	$(64,573)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 96.8%
		Aerospace/Defense: 0.9%
40,100		Lockheed Martin Corp.	$2,551,563

			2,551,563

		Agriculture: 2.0%
73,500		Altria Group, Inc.	5,491,920

			5,491,920

		Apparel: 1.3%
115,050		Jones Apparel Group, Inc.	3,534,336

			3,534,336

		Auto Parts & Equipment: 0.4%
35,920		Lear Corp.	1,022,283

			1,022,283

		Banks: 9.3%
147,370		Bank of America Corp.	6,801,125
27,590		Mellon Financial Corp.	944,957
82,120		North Fork Bancorporation, Inc.	2,246,803
33,020		State Street Corp.	1,830,628
37,960		SunTrust Banks, Inc.	2,761,969
168,590		US BanCorp.	5,039,164
41,700		Wachovia Corp.	2,204,262
65,430		Wells Fargo & Co.	4,110,966

			25,939,874

		Beverages: 1.1%
38,560		Coca-Cola Co.	1,554,353
79,378		Coca-Cola Enterprises, Inc.	1,521,676

			3,076,029

		Chemicals: 2.0%
35,960		Air Products & Chemicals, Inc.	2,128,472
18,800		EI Du Pont de Nemours & Co.	799,000
50,560		Praxair, Inc.	2,677,657

			5,605,129

		Commercial Services: 0.2%
39,800		Cendant Corp.	686,550

			686,550

		Computers: 0.7%
31,860	@	Affiliated Computer Services, Inc.	1,885,474

			1,885,474

		Diversified Financial Services: 14.5%
12,900		Capital One Financial Corp.	1,114,560
31,760		CIT Group, Inc.	1,644,532
350,700	S	Citigroup, Inc.	17,019,481
41,510		Fannie Mae	2,026,103
103,690		Freddie Mac	6,776,141
21,200	@@	Lazard Ltd	676,280
208,770		MBNA Corp.	5,668,105
100,600		Morgan Stanley	5,708,044

			40,633,246

		Electric: 6.1%
30,200		American Electric Power Co., Inc.	1,120,118
45,660		Consolidated Edison, Inc.	2,115,427
51,150		Dominion Resources, Inc.	3,948,780
71,600		Northeast Utilities	1,409,804
31,960		Pinnacle West Capital Corp.	1,321,546
104,880		PPL Corp.	3,083,472
70,430		SCANA Corp.	2,773,533
73,700		Xcel Energy, Inc.	1,360,502

			17,133,182

		Environmental Control: 0.5%
48,280		Waste Management, Inc.	1,465,298

			1,465,298

		Food: 0.9%
33,800		Kellogg Co.	1,460,836
36,540		Kraft Foods, Inc.	1,028,235

			2,489,071

		Forest Products & Paper: 0.6%
25,300		Weyerhaeuser Co.	1,678,402

			1,678,402

		Healthcare — Products: 0.9%
103,050	@	Boston Scientific Corp.	2,523,694

			2,523,694

		Healthcare — Services: 1.4%
12,240	@	Coventry Health Care, Inc.	697,190
41,400	@	WellPoint, Inc.	3,303,306

			4,000,496

		Home Builders: 0.6%
28,700		Lennar Corp.	1,751,274

			1,751,274

		Household Products/Wares: 0.4%
20,120		Kimberly-Clark Corp.	1,200,158

			1,200,158

		Insurance: 6.8%
10,750		AMBAC Financial Group, Inc.	828,395
41,210		Assurant, Inc.	1,792,222
8,100	@@	Everest Re Group Ltd.	812,835
117,590		Genworth Financial, Inc.	4,066,262
41,520		Hartford Financial Services Group, Inc.	3,566,152
19,100		MGIC Investment Corp.	1,257,162
82,690	@@	RenaissanceRe Holdings Ltd.	3,647,455
87,150	@@	Willis Group Holdings Ltd.	3,219,321

			19,189,804

		Iron/Steel: 0.6%
37,390		United States Steel Corp.	1,797,337

			1,797,337

		Leisure Time: 1.6%
39,820		Carnival Corp.	2,129,175
96,740		Sabre Holdings Corp.	2,332,401

			4,461,576

		Media: 5.8%
46,800	@	Comcast Corp.	1,202,292
47,870		Dex Media, Inc.	1,296,798
38,200		Gannett Co., Inc.	2,313,774
251,330	@	Liberty Media Corp.	1,977,967
51,980		News Corp., Inc.	808,289
158,740		Time Warner, Inc.	2,768,425
26,800	@	Viacom, Inc.	683,400
159,840		Viacom, Inc.	5,210,784

			16,261,729

		Mining: 0.9%
82,770		Alcoa, Inc.	2,447,508

			2,447,508

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Miscellaneous Manufacturing: 3.6%
26,010		Eaton Corp.	$1,745,010
72,570		General Electric Co.	2,543,578
198,140	@@	Tyco International Ltd.	5,718,320

			10,006,908

		Office/Business Equipment: 1.0%
183,950	@	Xerox Corp.	2,694,867

			2,694,867

		Oil & Gas: 12.7%
25,970		Anadarko Petroleum Corp.	2,460,657
26,090		Apache Corp.	1,787,686
101,824		ChevronTexaco Corp.	5,780,548
68,850		ConocoPhillips	4,005,693
276,980		Exxon Mobil Corp.	15,557,976
51,290		Occidental Petroleum Corp.	4,097,045
38,000		Valero Energy Corp.	1,960,800

			35,650,405

		Oil & Gas Services: 0.7%
57,400	@	Weatherford International Ltd.	2,077,880

			2,077,880

		Packaging & Containers: 0.6%
72,250	@	Pactiv Corp.	1,589,500

			1,589,500

		Pharmaceuticals: 4.1%
41,490		Eli Lilly & Co.	2,347,919
245,670		Pfizer, Inc.	5,729,024
76,570		Wyeth	3,527,579

			11,604,522

		Real Estate Investment Trust: 2.2%
56,040		Mack-Cali Realty Corp.	2,420,928
50,590		Prologis	2,363,564
62,290		United Dominion Realty Trust, Inc.	1,460,077

			6,244,569

		Retail: 2.4%
26,200		CVS Corp.	692,204
117,410		Dollar General Corp.	2,239,008
31,480	@	Kohl’s Corp.	1,529,928
32,140		McDonald’s Corp.	1,083,760
55,980		Staples, Inc.	1,271,305

			6,816,205

		Savings & Loans: 0.9%
55,440		Washington Mutual, Inc.	2,411,640

			2,411,640

		Software: 1.5%
96,760		Computer Associates International, Inc.	2,727,664
29,970		Microsoft Corp.	783,715
63,800	@	Oracle Corp.	778,998

			4,290,377

		Telecommunications: 6.2%
103,840		AT&T, Inc.	2,543,041
136,890	@	Corning, Inc.	2,691,257
190,440		Sprint Corp. — FON Group	4,448,678
252,800		Verizon Communications, Inc.	7,614,336

			17,297,312

		Transportation: 1.4%
31,300		CSX Corp.	1,589,101
53,500		Norfolk Southern Corp.	2,398,405

			3,987,506

		Total Common Stock (Cost $266,223,954)	271,497,624

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 2.9%
	U.S. Government Agency Obligations: 2.9%
$8,007,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$8,004,865

	Total Short-Term Investments (Cost $8,004,865)	8,004,865

Total Investments in Securities (Cost $274,228,819)*	99.7%	$279,502,489
Other Assets and Liabilities-Net	0.3	860,479

Net Assets	100.0%	$280,362,968

S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forwards currency exchange contracts.
@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $274,762,637. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,543,831
Gross Unrealized Depreciation	(5,803,979)

Net Unrealized Appreciation	$4,739,852

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LEGG MASON VALUE PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 99.4%
		Advertising: 1.8%
1,014,600	@@	WPP Group PLC	$10,952,737

			10,952,737

		Building Materials: 0.5%
98,200		Masco Corp.	2,964,658

			2,964,658

		Commercial Services: 2.9%
352,000		McKesson Corp.	18,159,680

			18,159,680

		Computers: 4.2%
179,700	@	Dell, Inc.	5,389,203
173,900		Hewlett-Packard Co.	4,978,757
94,900		International Business Machines Corp.	7,800,780
389,500		Seagate Technology, Inc.	7,786,105

			25,954,845

		Diversified Financial Services: 10.7%
140,300		Capital One Financial Corp.	12,121,920
316,400		Citigroup, Inc.	15,354,892
449,000		Countrywide Financial Corp.	15,351,310
594,500		JPMorgan Chase & Co.	23,595,705

			66,423,827

		Electric: 4.1%
1,626,200	@	AES Corp.	25,742,746

			25,742,746

		Environmental Control: 1.7%
353,900		Waste Management, Inc.	10,740,865

			10,740,865

		Healthcare — Services: 11.7%
245,300		Aetna, Inc.	23,134,243
275,200	@	Health Net, Inc.	14,186,560
567,300		UnitedHealth Group, Inc.	35,252,022

			72,572,825

		Home Builders: 4.7%
63,000		Beazer Homes USA, Inc.	4,588,920
142,600		Centex Corp.	10,194,474
252,500		Pulte Homes, Inc.	9,938,400
62,300		Ryland Group, Inc.	4,493,699

			29,215,493

		Insurance: 3.6%
162,700		MGIC Investment Corp.	10,708,914
263,500		St. Paul Cos.	11,770,545

			22,479,459

		Internet: 20.5%
734,200	@	Amazon.com, Inc.	34,617,530
489,600	@	eBay, Inc.	21,175,200
585,450	@	Expedia, Inc.	14,027,382
65,600	@	Google, Inc.	27,214,816
537,850	@	IAC/ InterActiveCorp	15,226,534
392,100	@	Yahoo!, Inc.	15,362,478

			127,623,940

		Media: 3.9%
903,200	@	DIRECTV Group, Inc.	12,753,184
661,700		Time Warner, Inc.	11,540,048

			24,293,232

		Miscellaneous Manufacturing: 8.0%
725,500		Eastman Kodak Co.	16,976,700
1,137,000	@@	Tyco International Ltd.	32,813,820

			49,790,520

		Pharmaceuticals: 1.4%
363,400		Pfizer, Inc.	8,474,488

			8,474,488

		Retail: 4.8%
315,400		Home Depot, Inc.	12,767,392
145,600	@	Sears Holding Corp.	16,821,168

			29,588,560

		Software: 4.2%
120,200		Computer Associates International, Inc.	3,388,438
252,600	@	Electronic Arts, Inc.	13,213,506
184,700	@	Intuit, Inc.	9,844,510

			26,446,454

		Telecommunications: 10.7%
377,900	@	Cisco Systems, Inc.	6,469,648
3,511,600	@	Qwest Communications International, Inc.	19,840,540
1,707,800		Sprint Corp. — FON Group	39,894,208

			66,204,396

		Total Common Stock (Cost $532,169,689)	617,628,725

Total Investments in Securities (Cost $532,169,689)*	99.4%	$617,628,725
Other Assets and Liabilities-Net	0.6	3,470,960

Net Assets	100.0%	$621,099,685

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $532,664,132. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$93,465,493
Gross Unrealized Depreciation	(8,500,900)

Net Unrealized Appreciation	$84,964,593

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MARSICO GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 100.0%
		Aerospace/ Defense: 3.0%
163,969		General Dynamics Corp.	$18,700,664
139,438	L	Lockheed Martin Corp.	8,872,440

			27,573,104

		Banks: 3.1%
266,901	@@,L	UBS AG	25,395,630
192,281		UCBH Holdings, Inc.	3,437,984

			28,833,614

		Beverages: 0.8%
122,803		PepsiCo, Inc.	7,255,201

			7,255,201

		Biotechnology: 11.2%
325,167	@	Amgen, Inc.	25,642,670
752,993	@,L	Genentech, Inc.	69,651,853
120,691	@,L	Genzyme Corp.	8,542,509

			103,837,032

		Computers: 4.0%
515,383	@	Apple Computer, Inc.	37,050,884

			37,050,884

		Cosmetics/ Personal Care: 3.8%
608,451		Procter & Gamble Co.	35,217,144

			35,217,144

		Diversified Financial Services: 12.0%
61,064	L	Chicago Mercantile Exchange	22,440,409
615,733		Countrywide Financial Corp.	21,051,911
80,159		Goldman Sachs Group, Inc.	10,237,106
223,848	L	Lehman Brothers Holdings, Inc.	28,690,598
525,478	L	SLM Corp.	28,948,582

			111,368,606

		Healthcare — Products: 4.7%
382,761		Medtronic, Inc.	22,035,551
315,198	@,L	Zimmer Holdings, Inc.	21,256,953

			43,292,504

		Healthcare — Services: 10.1%
304,152		Quest Diagnostics	15,657,745
1,248,768		UnitedHealth Group, Inc.	77,598,444

			93,256,189

		Home Builders: 4.3%
155,865	L	KB Home	11,325,151
259,128	L	Lennar Corp.	15,811,991
127,158	L	MDC Holdings, Inc.	7,881,253
128,544	@,L	Toll Brothers, Inc.	4,452,764

			39,471,159

		Insurance: 1.1%
87,023	L	Progressive Corp.	10,162,546

			10,162,546

		Internet: 2.9%
64,935	@,L	Google, Inc.	26,938,934

			26,938,934

		Lodging: 3.1%
522,998	@,L	MGM Mirage	19,178,337
55,622	L	Station Casinos, Inc.	3,771,172
114,045	@,L	Wynn Resorts Ltd.	6,255,368

			29,204,877

		Machinery — Construction & Mining: 3.3%
527,223		Caterpillar, Inc.	30,457,673

			30,457,673

		Miscellaneous Manufacturing: 3.0%
794,276		General Electric Co.	27,839,374

			27,839,374

		Oil & Gas Services: 1.1%
169,190	L	Halliburton Co.	10,483,012

			10,483,012

		Pharmaceuticals: 0.8%
181,936	@,L	Amylin Pharmaceuticals, Inc.	7,262,885

			7,262,885

		Real Estate: 0.8%
112,825	L	St. Joe Co.	7,584,097

			7,584,097

		Retail: 14.0%
393,561		CVS Corp.	10,397,882
324,034		Home Depot, Inc.	13,116,896
576,580		Lowe’s Cos., Inc.	38,434,822
502,364	@,L	Starbucks Corp.	15,075,944
468,361		Target Corp.	25,745,804
190,807	L	Walgreen Co.	8,445,118
399,978		Yum! Brands, Inc.	18,750,969

			129,967,435

		Telecommunications: 5.7%
70,853	@@	America Movil SA de CV ADR	2,073,159
1,112,329		Motorola, Inc.	25,127,512
606,100		Qualcomm, Inc.	26,110,788

			53,311,459

		Transportation: 7.2%
217,049		Burlington Northern Santa Fe Corp.	15,371,410
378,193		FedEx Corp.	39,101,374
149,913		Union Pacific Corp.	12,069,496

			66,542,280

		Total Common Stock (Cost $670,430,582)	926,910,009

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 20.9%
	Securities Lending Collateralcc: 20.9%
$193,395,000	The Bank of New York Institutional Cash Reserves Fund	$193,395,000

	Total Short-Term Investments (Cost $193,395,000)	193,395,000

Total Investments in Securities (Cost $863,825,582)*	120.9%	$1,120,305,009
Other Assets and Liabilities-Net	(20.9)	(193,391,562)

Net Assets	100.0%	$926,913,447

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MARSICO GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $864,612,840. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$260,618,698
Gross Unrealized Depreciation	(4,926,529)

Net Unrealized Appreciation	$255,692,169

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS MID CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 98.0%
		Advertising: 1.6%
118,590	@,L	Getty Images, Inc.	$10,586,529

			10,586,529

		Banks: 1.7%
198,800		Commerce BanCorp, Inc.	6,840,708
120,210	L	Investors Financial Services Corp.	4,427,334

			11,268,042

		Biotechnology: 4.0%
123,712	@	Genzyme Corp.	8,756,335
120,980	@,L	Human Genome Sciences, Inc.	1,035,589
179,550	@,L	Medimmune, Inc.	6,287,841
154,790	@,L	Millipore Corp.	10,222,332

			26,302,097

		Chemicals: 1.0%
125,810		Praxair, Inc.	6,662,898

			6,662,898

		Commercial Services: 6.8%
195,980	@,L	Alliance Data Systems Corp.	6,976,888
155,670	@,L	Apollo Group, Inc.	9,411,808
89,700	@,L	Bright Horizons Family Solutions, Inc.	3,323,385
133,077	L	Corporate Executive Board Co.	11,937,007
129,400	@	ITT Educational Services, Inc.	7,648,834
143,700		Paychex, Inc.	5,477,844

			44,775,766

		Computers: 3.6%
110,480	@,L	DST Systems, Inc.	6,618,857
80,440	@,L	M-Systems Flash disk Pioneers Ltd.	2,664,173
69,300	@	Micros Systems, Inc.	3,348,576
180,860	@,L	Sandisk Corp.	11,361,625

			23,993,231

		Cosmetics/Personal Care: 0.6%
126,900	L	Estee Lauder Cos., Inc.	4,248,612

			4,248,612

		Distribution/Wholesale: 0.9%
79,460		WW Grainger, Inc.	5,649,606

			5,649,606

		Diversified Financial Services: 3.8%
26,760		Chicago Mercantile Exchange	9,834,032
83,810		Legg Mason, Inc.	10,031,219
48,840	@	Nelnet, Inc.	1,986,811
62,060	L	SLM Corp.	3,418,885

			25,270,947

		Electronics: 2.1%
114,740	@,L	Fisher Scientific International, Inc.	7,097,816
128,020	@,L	Flir Systems, Inc.	2,858,687
197,750		Gentex Corp.	3,856,125

			13,812,628

		Entertainment: 1.2%
251,000		International Game Technology	7,725,780

			7,725,780

		Healthcare — Products: 9.0%
271,600	@,L	Advanced Medical Optics, Inc.	11,352,880
102,340		CR Bard, Inc.	6,746,253
367,894	@,L	Cytyc Corp.	10,385,648
139,490		Dentsply International, Inc.	7,489,218
107,220	@,L	Gen-Probe, Inc.	5,231,264
106,520	@	Resmed, Inc.	4,080,781
189,910		St. Jude Medical, Inc.	9,533,482
199,540	@,L	Thoratec Corp.	4,128,483

			58,948,009

		Healthcare — Services: 2.5%
173,500	@	Health Net, Inc.	8,943,925
134,170	@,L	Laboratory Corp. of America Holdings	7,225,055

			16,168,980

		Home Furnishings: 1.3%
65,470	L	Harman International Industries, Inc.	6,406,240
193,340	@,L	Tempur-Pedic International, Inc.	2,223,410

			8,629,650

		Insurance: 3.2%
125,590	@@	ACE Ltd	6,711,530
152,300	@@	Endurance Specialty Holdings Ltd.	5,459,955
104,600	@@,L	PartnerRe Ltd	6,869,082
55,000	@@	Platinum Underwriters Holdings Ltd.	1,708,850

			20,749,417

		Internet: 3.1%
230,170	@,@@, L	Check Point Software Technologies	4,626,417
162,370	@,L	Monster Worldwide, Inc.	6,627,943
522,093	@,L	Symantec Corp.	9,136,628

			20,390,988

		Lodging: 0.5%
50,200	L	Station Casinos, Inc.	3,403,560

			3,403,560

		Media: 2.3%
328,110	L	Citadel Broadcasting Corp.	4,409,798
109,550	@@,L	Grupo Televisa SA ADR	8,818,775
57,600	@,L	Xm Satellite Radio, Inc.	1,571,328

			14,799,901

		Metal Fabricate/ Hardware: 0.7%
84,000		Precision Castparts Corp.	4,352,040

			4,352,040

		Mining: 0.1%
14,000	@, @@,#	Aber Diamond Corp.	514,985

			514,985

		Miscellaneous Manufacturing: 2.7%
81,140		Brink’s Co.	3,887,417
69,670		ITT Industries, Inc.	7,163,469
171,060		Roper Industries, Inc.	6,758,581

			17,809,467

		Oil & Gas: 3.1%
55,860		Amerada Hess Corp.	7,084,165
157,390	@,L	Global Santa Fe Corp.	7,578,329
82,500	@,L	Noble Corp.	5,819,550

			20,482,044

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS MID CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Oil & Gas Services: 4.0%
103,070		BJ Services Co.	$3,779,577
165,800	@,L	National-Oilwell, Inc.	10,395,660
325,740	L	Smith International, Inc.	12,088,211

			26,263,448

		Pharmaceuticals: 6.2%
84,020	L	Allergan, Inc.	9,070,799
168,280	@	Endo Pharmaceuticals Holdings, Inc.	5,092,153
183,460	@	Gilead Sciences, Inc.	9,655,500
106,940	@,L	ImClone Systems, Inc.	3,661,626
414,090		Medicis Pharmaceutical	13,271,585

			40,751,663

		Retail: 10.6%
187,940	@,L	99 Cents Only Stores	1,965,852
137,020	@,L	Aeropostale, Inc.	3,603,626
259,460	@	Bed Bath & Beyond, Inc.	9,379,479
283,655	@,L	Cheesecake Factory	10,605,860
95,950	@	Chico’s FAS, Inc.	4,215,084
136,990	@	Kohl’s Corp.	6,657,714
131,500		MSC Industrial Direct Co.	5,288,930
464,478		Petsmart, Inc.	11,918,505
224,780	@,L	Rare Hospitality International, Inc.	6,831,064
178,250	@,L	Urban Outfitters, Inc.	4,511,508
115,000	@,L	Williams-Sonoma, Inc.	4,962,250

			69,939,872

		Semiconductors: 9.2%
385,890		Analog Devices, Inc.	13,841,874
208,190	L	Kla-Tencor Corp.	10,270,013
172,210	@,@@	Marvell Technology Group Ltd.	9,659,259
136,310	@,L	Novellus Systems, Inc.	3,287,797
847,760	@,L	PMC — Sierra, Inc.	6,536,230
120,700	@,L	Tessera Technologies, Inc.	3,120,095
559,580	L	Xilinx, Inc.	14,107,011

			60,822,279

		Software: 2.8%
267,980	L	Adobe Systems, Inc.	9,904,541
167,940	@, L	Electronic Arts, Inc.	8,784,941

			18,689,482

		Telecommunications: 8.8%
505,510	@,@@	Amdocs Ltd.	13,901,525
781,095	@,L	American Tower Corp.	21,167,674
270,860	@,L	Comverse Technology, Inc.	7,202,167
715,110	@,L	Juniper Networks, Inc.	15,946,953

			58,218,319

		Transportation: 0.6%
60,900	L	Expeditors International Washington, Inc.	4,111,359

			4,111,359

		Total Common Stock (Cost $546,411,905)	645,341,599

SHORT-TERM INVESTMENT: 29.7%
		Commercial Paper: 1.7%
$11,459,000		MSDW 4.20 01/03/2006	$11,454,990

		Total Commercial Paper (Cost $11,456,327)	11,454,990

		Securities Lending Collateralcc: 28.0%
184,224,000		The Bank of New York Institutional Cash Reserves Fund	184,224,000

		Total Securities Lending Collateral (Cost $184,224,000)	184,224,000

		Total Short-Term Investments (Cost $195,680,327)	195,678,990

Total Investments in Securities (Cost $742,092,232)*	127.7%	$841,020,589
Other Assets and Liabilities-Net	(27.7)	(182,607,047)

Net Assets	100.0%	$658,413,542

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
cc	Securities purchased with cash collateral for securities loaned
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $744,005,672. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$116,019,989
Gross Unrealized Depreciation	(19,005,072)

Net Unrealized Appreciation	$97,014,917

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS UTILITIES PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 91.1%
		Electric: 50.9%
484,900	@,S	AES Corp.	$7,675,966
57,189,780	@@	AES Tiete SA	1,246,397
7,100		Ameren Corp.	363,804
198,900	@	CMS Energy Corp.	2,886,039
87,080		Constellation Energy Group, Inc.	5,015,808
53,870	@@	CPFL Energia SA ADR	1,877,370
29,850		Dominion Resources, Inc.	2,304,420
68,200		DPL, Inc.	1,773,882
43,550	S	DTE Energy Co.	1,880,925
40,500		Duke Energy Corp.	1,111,725
76,430	S	Edison International	3,333,112
59,657	@@	Endesa SA	1,557,683
239,783	@@	Enel S.p.A.	1,878,163
43,120	@@	Enersis SA ADR	473,889
31,080	S	Entergy Corp.	2,133,642
23,033	@@	EON AG	2,373,089
101,800	S	Exelon Corp.	5,409,652
86,510		FirstEnergy Corp.	4,238,125
83,360	@@	Fortum OYJ	1,557,308
94,290		FPL Group, Inc.	3,918,692
695,340	@@	International Power PLC	2,860,214
66,220		MDU Resources Group, Inc.	2,168,043
191,920	@,S	NRG Energy, Inc.	9,043,270
150,630	S	PPL Corp.	4,428,522
39,335	@@	RWE AG	2,883,830
24,440		SCANA Corp.	962,447
32,300	@@	Scottish & Southern Energy Plc	561,992
707,680	@,@@	SP AusNet	716,384
65,668	@@	Suez SA	2,036,228
43,650	@@	Tractebel Energia SA	281,281
153,480		TXU Corp.	7,703,161
900	@@	Verbund — Oesterreichische Elektrizitaetswirtschafts AG	319,526
94,670		Xcel Energy, Inc.	1,747,608

			88,722,197

		Gas: 5.8%
82,620		AGL Resources, Inc.	2,876,002
150,750	@@	Enagas	2,811,910
40,500		Energen Corp.	1,470,960
36,590		Sempra Energy	1,640,696
55,830		Southern Union Co.	1,319,263

			10,118,831

		Media: 6.4%
20,200	@	Cablevision Systems Corp.	474,094
69,570		Citadel Broadcasting Corp.	935,021
101,410	@	Comcast Corp.	2,605,223
31,920	@@	Grupo Televisa SA ADR	2,569,560
71,060		News Corp., Inc.	1,104,983
1,996,500	@@	TV Azteca SA de CV	1,304,393
62,050		Viacom, Inc.	2,022,830
3,700		Walt Disney Co.	88,689

			11,104,793

		Oil & Gas: 6.7%
12,630		Amerada Hess Corp.	1,601,737
15,390		ChevronTexaco Corp.	873,690
17,000		ENSCO International, Inc.	753,950
52,420		Global Santa Fe Corp.	2,524,023
13,190	@	Noble Corp.	930,423
1,100		Occidental Petroleum Corp.	87,868
17,390	@@	Petroleo Brasileiro SA ADR	1,239,385
24,640	@	Pride International, Inc.	757,680
93,780	@,#	Rosetta Resources, Inc.	1,688,040
5,141	@@	Total SA	1,291,669

			11,748,465

		Oil & Gas Services: 1.5%
13,480		Halliburton Co.	835,221
14,900	@	National-Oilwell, Inc.	934,230
22,600		Smith International, Inc.	838,686

			2,608,137

		Pipelines: 4.7%
159,690		El Paso Corp.	1,941,830
33,460		Questar Corp.	2,532,922
161,300		Williams Cos., Inc.	3,737,321

			8,212,073

		Telecommunications: 14.2%
75,430	@@	America Movil SA de CV ADR	2,207,082
7,500		AT&T, Inc.	183,675
25,600	@	Cincinnati Bell, Inc.	89,856
205,680	S	Citizens Communications Co.	2,515,466
40,298	@,@@	e.Biscom	1,834,655
98,204	@@	France Telecom SA	2,430,955
256,000	@,@@	Hutchison Telecommunications International Ltd	369,517
343,000	@@	Indosat Tbk PT	194,721
48,700	@,@@	KT Freetel Co., Ltd.	1,178,390
14,310	@	NTL, Inc.	974,225
3,360	@@	Philippine Long Distance Telephone Co.	114,826
198,370	S	Sprint Corp. — FON Group	4,633,922
241,473	@@	Telecom Corp. of New Zealand Ltd.	985,922
225,340	@@	Telenor ASA	2,203,542
47,370	@@	Telus Corp.	1,892,529
1,328,892	@@	Vodafone Group PLC	2,853,474

			24,662,757

		Water: 0.9%
64,014	@@	AWG PLC	1,202,842
9,780	@@	Veolia Environnement	440,717

			1,643,559

		Total Common Stock (Cost $157,903,440)	158,820,812

PREFERRED STOCK: 4.5%
		Electric: 2.6%
65,220		Entergy Corp.	3,244,695
27,920		PNM Resources, Inc.	1,314,753

			4,559,448

		Gas: 0.2%
7,430		Southern Union Co.	363,550

			363,550

		Holding Companies — Diversified: 0.6%
8,450		Williams Holdings Of Delaware	950,625

			950,625

		Pipelines: 1.1%
1,770	#	El Paso Corp.	1,941,911

			1,941,911

		Total Preferred Stock (Cost $8,229,053)	7,815,534

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS UTILITIES PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

CORPORATE BOND/NOTE: 1.5%
		Electric: 1.2%
167,000	@@	Enersis SA, 7.375%, due 01/15/14	$179,958
5,000	#	Mirant North America LLC, 7.375%, due 12/31/13	5,081
929,000	S	TXU Corp., 5.550%, due 11/15/14	887,043
1,075,000		TXU Corp., 6.500%, due 11/15/24	1,025,949

			2,098,031

		Telecommunications: 0.3%
530,000	@@	Rogers Cable, Inc., 8.000%, due 12/15/12	563,788

			563,788

		Total Corporate Bond/Note (Cost $2,639,226)	2,661,819

		Total Long-Term Investments (Cost $168,771,719)	169,298,165

Principal
Amount		Value

SHORT-TERM INVESTMENT: 0.9%
	Commercial Paper: 0.9%
$1,562,000	AIG FUNDING 01/03/06	$1,561,479

	Total Short-Term Investments (Cost $1,561,652)	1,561,479

Total Investments In Securities (Cost $170,333,371)*	98.0%	$170,859,644
Other Assets and Liabilities-Net	2.0	3,439,996

Net Assets	100.0%	$174,299,640

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
cc	Securities purchased with cash collateral for securities loaned.
*	Cost for federal income tax purposes is $170,812,391. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,819,353
Gross Unrealized Depreciation	(4,772,100)

Net Unrealized Appreciation	$47,253

Information concerning open forward contracts at December 31, 2005 is shown below:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

Euro			USD
EURO 153,416	Buy	01/18/06	181,754	$181,147	$(607)
Euro
EURO 76,411	Buy	01/18/06	89,854	90,222	368
Euro
EURO 92,639	Buy	01/18/06	108,793	109,383	590
Euro
EURO 88,040	Buy	01/18/06	103,447	103,953	506
Euro
EURO 93,770	Buy	01/18/06	112,791	110,719	(2,072)
Euro
EURO 118,465	Buy	01/18/06	141,752	139,877	(1,875)
Euro
EURO 76,240	Buy	01/18/06	91,228	90,021	(1,207)
Euro
EURO 286,332	Buy	01/18/06	340,190	338,086	(2,104)
Euro
EURO 102,869	Buy	01/18/06	122,219	121,463	(756)
Euro
EURO 318,946	Buy	02/13/06	379,603	377,135	(2,468)
Euro
EURO 87,408	Buy	02/13/06	104,031	103,355	(676)
Euro
EURO 346,632	Buy	01/18/06	412,239	409,286	(2,953)
Euro
EURO 791,094	Buy	02/13/06	939,068	935,423	(3,645)
British Pound Sterling
GBP 32,807	Buy	01/31/06	57,899	56,314	(1,585)
British Pound Sterling
GBP 63,946	Buy	01/31/06	111,266	109,765	(1,501)
British Pound Sterling
GBP 23,154	Buy	01/31/06	40,164	39,744	(420)
British Pound Sterling
GBP 159,188	Buy	01/31/06	282,102	273,249	(8,853)
British Pound Sterling
GBP 108,965	Buy	01/31/06	192,752	187,041	(5,711)
British Pound Sterling
GBP 37,815	Buy	01/31/06	66,343	64,910	(1,433)
British Pound Sterling
GBP 94,134	Buy	01/31/06	163,209	161,583	(1,626)
British Pound Sterling
GBP 80,614	Buy	01/31/06	138,297	138,374	77
British Pound Sterling
GBP 34,567	Buy	01/31/06	60,095	59,335	(760)
British Pound Sterling
GBP 195,990	Buy	01/31/06	337,816	336,421	(1,395)

					$(40,106)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS UTILITIES PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

British Pound Sterling			USD
GBP 10,608	Sell	01/31/06	18,808	$18,209	$599
British Pound Sterling
GBP 270,010	Sell	01/30/06	478,951	463,477	15,474
British Pound Sterling
GBP 32,056	Sell	01/31/06	55,783	55,026	757
British Pound Sterling
GBP 96,346	Sell	01/31/06	165,488	165,380	108
Euro
EURO 9,046,927	Sell	02/21/06	10,630,999	10,702,081	(71,082)
Euro
EURO 49,509	Sell	01/18/06	58,381	58,458	(77)
British Pound Sterling
GBP 36,597	Sell	01/31/06	62,996	62,819	177
British Pound Sterling
GBP 2,731,057	Sell	01/31/06	4,872,206	4,687,918	184,288
British Pound Sterling
GBP 23,905	Sell	01/31/06	41,188	41,033	155
Euro
EURO 630,000	Sell	01/23/06	749,089	744,083	5,006
Euro
EURO 48,787	Sell	01/18/06	57,663	57,606	57
Euro
EURO 71,471	Sell	01/18/06	84,451	84,389	62
Euro
EURO 1,727,412	Sell	02/06/06	2,030,486	2,041,795	(11,309)
British Pound Sterling
GBP 1,242	Sell	01/31/06	2,158	2,132	26
British Pound Sterling
GBP 64,355	Sell	01/31/06	112,058	110,467	1,591
Euro
EURO 1,130,000	Sell	02/13/06	1,338,446	1,336,160	2,286
Euro
EURO 34,339	Sell	01/23/06	41,284	40,557	727

					$128,845

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER MAIN STREET PORTFOLIO®
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 99.8%
		Advertising: 0.3%
16,400		Omnicom Group	$1,396,132
1,300	@,L	RH Donnelley Corp.	80,106

			1,476,238

		Aerospace/ Defense: 2.5%
2,800	@,L	Alliant Techsystems, Inc.	213,276
3,800	@	BE Aerospace, Inc.	83,600
47,200		Boeing Co.	3,315,328
14,000		General Dynamics Corp.	1,596,700
34,400		Lockheed Martin Corp.	2,188,872
42,000	L	Northrop Grumman Corp.	2,524,620
58,300		Raytheon Co.	2,340,745
39,300		United Technologies Corp.	2,197,263

			14,460,404

		Agriculture: 2.2%
105,300	L	Altria Group, Inc.	7,868,016
56,000		Archer-Daniels-Midland Co.	1,380,960
2,800	L	Loews Corp.	123,172
20,900		Monsanto Co.	1,620,377
17,400	L	Reynolds America, Inc.	1,658,742

			12,651,267

		Airlines: 0.1%
3,500	@,L	Alaska Air Group, Inc.	125,020
14,800	L	AMR Corp.	329,004
6,000	@,L	Continental Airlines, Inc.	127,800

			581,824

		Apparel: 0.3%
42,900	@	Coach, Inc.	1,430,286
4,000		Jones Apparel Group, Inc.	122,880
2,200	L	Liz Claiborne, Inc.	78,804
1,500	L	Phillips-Van Heusen	48,600
7,400	@	Timberland Co.	240,870
400		VF Corp.	22,136

			1,943,576

		Auto Manufacturers: 0.3%
202,800	L	Ford Motor Co.	1,565,616

			1,565,616

		Auto Parts & Equipment: 0.3%
11,800	L	Dana Corp.	84,724
15,600	@,L	Goodyear Tire & Rubber Co.	271,128
13,300		Johnson Controls, Inc.	969,703
800	L	Lear Corp.	22,768
3,000	@,L	TRW Automotive Holdings Corp.	79,050
10,600	@	Visteon Corp.	66,356

			1,493,729

		Banks: 5.2%
212,800		Bank of America Corp.	9,820,720
23,500		Bank of New York	748,475
10,800		BB&T Corp.	452,628
11,500		Comerica, Inc.	652,740
600		Fremont General Corp.	13,938
27,800	L	Keycorp	915,454
6,000	L	M&T Bank Corp.	654,300
16,900		Mellon Financial Corp.	578,825
19,500	L	National City Corp.	654,615
8,100		Northern Trust Corp.	419,742
8,000		PNC Financial Services Group, Inc.	494,640
10,800	L	Regions Financial Corp.	368,928
18,600		State Street Corp.	1,031,184
6,100	L	SunTrust Banks, Inc.	443,836
100	L	TCF Financial Corp.	2,714
9,200		UnionBanCal Corp.	632,224
119,900		US BanCorp.	3,583,811
89,200		Wachovia Corp.	4,715,112
56,000		Wells Fargo & Co.	3,518,480

			29,702,366

		Beverages: 1.1%
100	L	Brown-Forman Corp.	6,932
71,200		Coca-Cola Co.	2,870,072
14,400		Pepsi Bottling Group, Inc.	411,984
50,800		PepsiCo, Inc.	3,001,264

			6,290,252

		Biotechnology: 1.2%
71,700	@	Amgen, Inc.	5,654,262
8,700	@,L	Genentech, Inc.	804,750
3,100	@	Genzyme Corp.	219,418
1,700	@	Millipore Corp.	112,268

			6,790,698

		Building Materials: 0.3%
8,700		American Standard Cos, Inc.	347,565
36,300		Masco Corp.	1,095,897
1,800		Texas Industries, Inc.	89,712
4,700	@,L	USG Corp.	305,500

			1,838,674

		Chemicals: 1.0%
8,800	@@	Agrium, Inc.	193,512
54,300		Dow Chemical Co.	2,379,426
16,800		EI Du Pont de Nemours & Co.	714,000
2,200	@	FMC Corp.	116,974
1,000		Lubrizol Corp.	43,430
10,700		Lyondell Chemical Co.	254,874
20,500		PPG Industries, Inc.	1,186,950
16,100		Rohm & Haas Co.	779,562

			5,668,728

		Commercial Services: 1.3%
1,800	L	Administaff, Inc.	75,690
14,700	@,L	Apollo Group, Inc.	888,762
6,500	@,L	Career Education Corp.	219,180
5,700	@	CCE Spinco, Inc.	74,670
116,400		Cendant Corp.	2,007,900
600	L	Corporate Executive Board Co.	53,820
4,700		Manpower, Inc.	218,550
42,200		McKesson Corp.	2,177,098
17,000		Moody’s Corp.	1,044,140
840	@,L	PHH Corp.	23,537
7,300	@,L	Quanta Services, Inc.	96,141
5,700		Robert Half International, Inc.	215,973
4,300	@,L	United Rentals, Inc.	100,577
3,100	@,L	Weight Watchers International, Inc.	153,233

			7,349,271

		Computers: 5.3%
45,900	@	Apple Computer, Inc.	3,299,751
34,500	@,L	Brocade Communications Systems, Inc.	140,415
2,500	@,L	CACI International, Inc.	143,450
16,800	@,L	Cadence Design Systems, Inc.	284,256
6,700	@	Ceridian Corp.	166,495
6,800	@	Computer Sciences Corp.	344,352
206,100	@,L	Dell, Inc.	6,180,939
14,000	L	Electronic Data Systems Corp.	336,560
219,400	@	EMC Corp.	2,988,228
215,200		Hewlett-Packard Co.	6,161,176
90,200		International Business Machines Corp.	7,414,440
3,500	@,L	Komag, Inc.	121,310
6,500	@,L	Lexmark International, Inc.	291,395

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER MAIN STREET PORTFOLIO®
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Computers (continued)
9,800	@	NCR Corp.	$332,612
16,400	@,L	Network Appliance, Inc.	442,800
3,400	@,L	Palm, Inc.	108,120
600		Reynolds & Reynolds Co.	16,842
74,800	@	Sun Microsystems, Inc.	313,412
20,300	@,L	Synopsys, Inc.	407,218
27,100	@,L	Western Digital Corp.	504,331

			29,998,102

		Cosmetics/ Personal Care: 1.7%
44,100		Avon Products, Inc.	1,259,055
149,632		Procter & Gamble Co.	8,660,700

			9,919,755

		Distribution/ Wholesale: 0.1%
1,100	L	Building Materials Holding Corp.	75,031
2,800	L	CDW Corp.	161,196
1,600		Genuine Parts Co.	70,272
2,100	@	Tech Data Corp.	83,328

			389,827

		Diversified Financial Services: 9.6%
2,200	@,L	Accredited Home Lenders Holding Co.	109,076
39,900		American Express Co.	2,053,254
13,700	@,L	AmeriCredit Corp.	351,131
8,540		Ameriprise Financial, Inc.	350,140
9,200	@	Ameritrade Holding Corp.	220,800
26,208		Capital One Financial Corp.	2,264,371
99,400	L	Charles Schwab Corp./ The	1,458,198
3,400	L	Chicago Mercantile Exchange	1,249,466
21,600		CIT Group, Inc.	1,118,448
267,300		Citigroup, Inc.	12,972,069
46,700		Countrywide Financial Corp.	1,596,673
61,300		Fannie Mae	2,992,053
26,800	L	Freddie Mac	1,751,380
31,500		Goldman Sachs Group, Inc.	4,022,865
6,900		Janus Capital Group, Inc.	128,547
187,100		JPMorgan Chase & Co.	7,425,999
24,800		Lehman Brothers Holdings, Inc.	3,178,616
65,500		MBNA Corp.	1,778,325
61,900		Merrill Lynch & Co., Inc.	4,192,487
85,700		Morgan Stanley	4,862,618

			54,076,516

		Electric: 0.8%
17,100	@,L	AES Corp.	270,693
15,400		Constellation Energy Group, Inc.	887,040
1,900	L	DPL, Inc.	49,419
300	L	Duke Energy Corp.	8,235
600	L	Energy East Corp.	13,680
2,400	L	Entergy Corp.	164,760
4,100		FirstEnergy Corp.	200,859
1,800	L	NiSource, Inc.	37,548
41,000		Pacific Gas & Electric Co.	1,521,920
200	L	Pinnacle West Capital Corp.	8,270
6,300	@	Sierra Pacific Resources	82,152
21,600	L	TXU Corp.	1,084,104

			4,328,680

		Electrical Components & Equipment: 0.2%
10,100		Emerson Electric Co.	754,470
2,900	@	Energizer Holdings, Inc.	144,391

			898,861

		Electronics: 0.7%
52,400	@	Agilent Technologies, Inc.	1,744,396
13,100	L	Applera Corp.— Applied Biosystems Group	347,936
8,400		Arrow Electronics, Inc.	269,052
11,100	@, L	Avnet, Inc.	265,734
2,800	@, L	Cymer, Inc.	99,428
9,100	@	Jabil Circuit, Inc.	337,519
600	@,@@	Mettler Toledo International, Inc.	33,120
1,800		PerkinElmer, Inc.	42,408
55,900	@	Sanmina-SCI Corp.	238,134
70,200	@	Solectron Corp.	256,932
3,400	@	Waters Corp.	128,520

			3,763,179

		Engineering & Construction: 0.0%
7,800	@	URS Corp.	293,358

			293,358

		Entertainment: 0.0%
7,300		International Game Technology	224,694
2,500	L	Six Flags Theme Parks, Inc.	19,275

			243,969

		Environmental Control: 0.1%
14,300		Waste Management, Inc.	434,005

			434,005

		Food: 1.4%
9,100		Albertson’s, Inc.	194,285
12,800		Campbell Soup Co.	381,056
500		Chiquita Brands International, Inc.	10,005
5,500	@	Dean Foods Co.	207,130
2,900		Del Monte Foods Co.	30,247
19,800		General Mills, Inc.	976,536
8,500		HJ Heinz Co.	286,620
84,000	@	Kroger Co.	1,585,920
700	@,L	Performance Food Group Co.	19,859
6,700		Pilgrim’s Pride Corp.	222,172
78,700		Safeway, Inc.	1,862,042
34,600	L	Sara Lee Corp.	653,940
7,800		Supervalu, Inc.	253,344
11,300		Sysco Corp.	350,865
7,500	L	Tyson Foods, Inc.	128,250
12,200		Whole Foods Market, Inc.	944,158

			8,106,429

		Forest Products & Paper: 0.3%
12,200		International Paper Co.	410,042
4,000	L	Louisiana-Pacific Corp.	109,880
8,100		MeadWestvaco Corp.	227,043
10,800	L	Weyerhaeuser Co.	716,472

			1,463,437

		Healthcare — Products: 2.9%
29,100		Baxter International, Inc.	1,095,615
21,200		Becton Dickinson & Co.	1,273,696
16,000	@	Boston Scientific Corp.	391,840
12,400		Guidant Corp.	802,900
5,100	@,L	Henry Schein, Inc.	222,564
156,400		Johnson & Johnson	9,399,640
2,300	@	Kinetic Concepts, Inc.	91,448
42,800		Medtronic, Inc.	2,463,996
4,300		Mentor Corp.	198,144
2,100		Stryker Corp.	93,303
2,200	@,L	Techne Corp.	123,530
600	@	Zimmer Holdings, Inc.	40,464

			16,197,140

		Healthcare — Services: 2.6%
13,900		Aetna, Inc.	1,310,909
2,300	@,L	American Healthways, Inc.	104,075
2,800	@	Beverly Enterprises, Inc.	32,676
4,600	@	Coventry Health Care, Inc.	262,016

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER MAIN STREET PORTFOLIO®
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Healthcare — Services (continued)
1,900	@,L	Genesis HealthCare Corp.	$69,388
45,100	L	HCA, Inc.	2,277,550
5,300	@,L	Health Net, Inc.	273,215
8,200	@	Humana, Inc.	445,506
2,800		Manor Care, Inc.	111,356
2,500	@	Pediatrix Medical Group, Inc.	221,425
23,000		Quest Diagnostics	1,184,040
3,000	@,L	Sierra Health Services	239,880
68,909		UnitedHealth Group, Inc.	4,282,005
2,000	@,L	WellCare Health Plans, Inc.	81,700
50,009	@	WellPoint, Inc.	3,990,235

			14,885,976

		Home Builders: 0.2%
4,000	L	Beazer Homes USA, Inc.	291,360
14,700		DR Horton, Inc.	525,231
3,200	L	Lennar Corp.	195,264
1,400		MDC Holdings, Inc.	86,772

			1,098,627

		Home Furnishings: 0.0%
300	L	Whirlpool Corp.	25,128

			25,128

		Household Products/ Wares: 0.1%
4,200		American Greetings	92,274
4,200		Kimberly-Clark Corp.	250,530
3,100	L	Scotts Co.	140,244

			483,048

		Insurance: 5.0%
8,700		Aflac, Inc.	403,854
32,700		Allstate Corp.	1,768,089
109,000		American International Group, Inc.	7,437,070
3,700	L	AmerUs Group Co.	209,679
36,000		AON Corp.	1,294,200
700	@,@@, L	Arch Capital Group Ltd.	38,325
12,600		Chubb Corp.	1,230,390
18,500		Cigna Corp.	2,066,450
1,100	@@	Everest Re Group Ltd.	110,385
8,000		Fidelity National Financial, Inc.	294,320
1,942	L	Fidelity National Title Group, Inc.	47,288
24,600		Hartford Financial Services Group, Inc.	2,112,894
200		Jefferson-Pilot Corp.	11,386
900		Landamerica Financial Group, Inc.	56,160
1,800		Lincoln National Corp.	95,454
4,800		Loews Corp.	455,280
5,400	L	MBIA, Inc.	324,864
43,300	L	Metlife, Inc.	2,121,700
4,700		MGIC Investment Corp.	309,354
3,600		PMI Group, Inc.	147,852
41,400		Principal Financial Group	1,963,602
5,800	L	Progressive Corp.	677,324
28,200		Prudential Financial, Inc.	2,063,958
5,100		Radian Group, Inc.	298,809
100		Safeco Corp.	5,650
53,000		St. Paul Cos	2,367,510
3,800		Stancorp Financial Group, Inc.	189,810

			28,101,657

		Internet: 1.3%
9,300	@,@@	Check Point Software Technologies	186,930
3,800	@,L	Checkfree Corp.	174,420
3,200	@,L	Digital River, Inc.	95,168
18,400	@,L	Earthlink, Inc.	204,424
20,000	@,L	eBay, Inc.	865,000
4,500	@	Google, Inc.	1,866,870
6,000	@,L	Internet Security Systems	125,700
9,600	@,L	McAfee, Inc.	260,448
136,500	@,L	Symantec Corp.	2,388,750
16,000	L	United Online, Inc.	227,520
1,700	@,L	Websense, Inc.	111,588
21,500	@,L	Yahoo!, Inc.	842,370

			7,349,188

		Iron/ Steel: 0.4%
13,000	@,L	AK Steel Holding Corp.	103,350
2,600	L	Carpenter Technology	183,222
22,200		Nucor Corp.	1,481,184
3,800		Reliance Steel & Aluminum Co.	232,256
2,800		Steel Dynamics, Inc.	99,428
700	L	United States Steel Corp.	33,649

			2,133,089

		Leisure Time: 0.3%
25,700	L	Harley-Davidson, Inc.	1,323,293
10,900	L	Sabre Holdings Corp.	262,799

			1,586,092

		Lodging: 0.0%
2,200		Choice Hotels International, Inc.	91,872

			91,872

		Machinery — Construction & Mining: 0.3%
29,700		Caterpillar, Inc.	1,715,769
1,000	L	JLG Industries, Inc.	45,660
4,200		Terex Corp.	249,480

			2,010,909

		Machinery — Diversified: 0.3%
5,500	@,L	Flowserve Corp.	217,580
25,300		Rockwell Automation, Inc.	1,496,748
2,500	@,L	UNOVA, Inc.	84,500

			1,798,828

		Media: 3.4%
5,800	@	Cablevision Systems Corp.	136,126
45,600		Clear Channel Communications, Inc.	1,434,120
82,100	@,L	Comcast Corp.	2,131,316
29,400		Gannett Co., Inc.	1,780,758
126,000	@	Liberty Media Corp.	991,620
19,000		McGraw-Hill Cos, Inc.	980,970
123,700		News Corp., Inc.	1,923,535
288,000		Time Warner, Inc.	5,022,720
6,200	L	Tribune Co.	187,612
95,000		Viacom, Inc.	3,097,000
70,200		Walt Disney Co.	1,682,694

			19,368,471

		Metal Fabricate/ Hardware: 0.1%
2,600		Commercial Metals Co.	97,604
2,300	@,L	NS Group, Inc.	96,163
8,200	L	Precision Castparts Corp.	424,842
2,400	L	Quanex Corp.	119,928
4,000	L	Worthington Industries	76,840

			815,377

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER MAIN STREET PORTFOLIO®
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Mining: 0.5%
24,800		Alcoa, Inc.	$733,336
6,800	L	Freeport-McMoRan Copper & Gold, Inc.	365,840
11,600	L	Phelps Dodge Corp.	1,668,892

			2,768,068

		Miscellaneous Manufacturing: 4.8%
12,100		3M Co.	937,750
9,300		Danaher Corp.	518,754
491,700		General Electric Co.	17,234,085
59,300		Honeywell International, Inc.	2,208,925
19,700		Illinois Tool Works, Inc.	1,733,403
32,800	@@	Ingersoll-Rand Co.	1,324,136
3,600		ITT Industries, Inc.	370,152
2,800		Parker Hannifin Corp.	184,688
3,600		Roper Industries, Inc.	142,236
5,700	L	SPX Corp.	260,889
600		Teleflex, Inc.	38,988
78,100	@@,L	Tyco International Ltd.	2,253,966

			27,207,972

		Office/ Business Equipment: 0.4%
15,300		Pitney Bowes, Inc.	646,425
114,300	@,L	Xerox Corp.	1,674,495

			2,320,920

		Oil & Gas: 10.9%
7,800		Amerada Hess Corp.	989,196
22,100		Anadarko Petroleum Corp.	2,093,975
25,200		Apache Corp.	1,726,704
32,500		Burlington Resources, Inc.	2,801,500
18,900	@@	Canadian Natural Resources Ltd.	932,420
141,894		ChevronTexaco Corp.	8,055,322
3,100	@,L	Comstock Resources, Inc.	94,581
104,000		ConocoPhillips	6,050,720
30,600		Devon Energy Corp.	1,913,724
10,800		EOG Resources, Inc.	792,396
346,400		Exxon Mobil Corp.	19,457,290
1,500	@,L	Giant Industries, Inc.	77,940
13,400	@,L	Grey Wolf, Inc.	103,582
1,300		Helmerich & Payne, Inc.	80,483
3,900	@,L	KCS Energy, Inc.	94,458
12,479		Kerr-McGee Corp.	1,133,842
40,600		Marathon Oil Corp.	2,475,382
31,900		Occidental Petroleum Corp.	2,548,172
49,200	@,@@	Paramount Resources Ltd.	1,301,442
6,000	@@	Precision Drilling Corp.	197,132
4,400	@	Pride International, Inc.	135,300
2,400	@	Remington Oil & Gas Corp.	87,600
23,400		Sunoco, Inc.	1,834,092
2,500	@,L	Swift Energy Co.	112,675
16,900	@@	Talisman Energy, Inc.	891,187
4,900		Tesoro Petroleum Corp.	301,595
20,900	@	Transocean, Inc.	1,456,521
15,400	@@	Trilogy Energy Trust	313,761
45,442		Valero Energy Corp.	2,344,807
3,900		Vintage Petroleum, Inc.	207,987
2,400	@,L	Whiting Petroleum Corp.	96,000
24,100		XTO Energy, Inc.	1,058,954

			61,760,740

		Oil & Gas Services: 0.2%
10,900		Halliburton Co.	675,364
2,100	@,L	Lone Star Technologies	108,486
2,100	@,L	Universal Compression Holdings, Inc.	86,352
2,800	@,L	Veritas DGC, Inc.	99,372

			969,574

		Packaging & Containers: 0.1%
10,800	@	Owens-Illinois, Inc.	227,232
3,600	@,L	Sealed Air Corp.	202,212

			429,444

		Pharmaceuticals: 6.8%
61,300		Abbott Laboratories	2,417,059
6,300	@,L	Abgenix, Inc.	135,513
5,700	@,L	Alkermes, Inc.	108,984
11,800		Allergan, Inc.	1,273,928
3,200		Alpharma, Inc.	91,232
8,600		AmerisourceBergen Corp.	356,040
3,600	@,L	Andrx Corp.	59,292
7,300	@	Barr Pharmaceuticals, Inc.	454,717
43,300		Bristol-Myers Squibb Co.	995,034
36,700		Cardinal Health, Inc.	2,523,125
49,800	@	Caremark Rx, Inc.	2,579,142
27,100	L	Eli Lilly & Co.	1,533,589
2,700	@	Endo Pharmaceuticals Holdings, Inc.	81,702
17,500	@,L	Express Scripts, Inc.	1,466,500
36,800	@	Forest Laboratories, Inc.	1,497,024
21,300	@	Gilead Sciences, Inc.	1,121,019
17,100	@	King Pharmaceuticals, Inc.	289,332
3,700	@,L	Kos Pharmaceuticals, Inc.	191,401
39,700	@	Medco Health Solutions, Inc.	2,215,260
1,100		Medicis Pharmaceutical	35,255
141,100		Merck & Co., Inc.	4,488,391
443,900		Pfizer, Inc.	10,351,748
800	@,L	Sepracor, Inc.	41,280
7,000	@,L	Watson Pharmaceuticals, Inc.	227,570
86,500		Wyeth	3,985,055

			38,519,192

		Retail: 6.1%
10,400	L	American Eagle Outfitters	238,992
2,900	@	AnnTaylor Stores Corp.	100,108
13,100	@,L	Autonation, Inc.	284,663
6,100	L	Barnes & Noble, Inc.	260,287
18,000	@	Bed Bath & Beyond, Inc.	650,700
37,250		Best Buy Co., Inc.	1,619,630
4,300	@	Chico’s FAS, Inc.	188,899
2,100	@	Childrens Place	103,782
9,500		Circuit City Stores, Inc.	214,605
600	L	CKE Restaurants, Inc.	8,106
5,300		Claire’s Stores, Inc.	154,866
10,700		Costco Wholesale Corp.	529,329
8,100		Dollar General Corp.	154,467
9,100	@,L	Dollar Tree Stores, Inc.	217,854
32,000		Federated Department Stores	2,122,560
1,812	@,L	GameStop Corp.	57,658
84,700		Gap, Inc./ The	1,494,108
119,100		Home Depot, Inc.	4,821,168
32,300		JC Penney Co., Inc.	1,795,880
9,400	@	Kohl’s Corp.	456,840
35,100		Lowe’s Cos., Inc.	2,339,766
52,200		McDonald’s Corp.	1,760,184
4,950	@,L	Men’s Wearhouse, Inc.	145,728
40,700		Nordstrom, Inc.	1,522,180
10,900	@	Office Depot, Inc.	342,260
7,100		OfficeMax, Inc.	180,056
400	@,L	Payless Shoesource, Inc.	10,040
24,000	@,L	Rite Aid Corp.	83,520
11,200	@	Saks, Inc.	188,832
3,400	@	Sears Holding Corp.	392,802
2,800	@,L	Sports Authority, Inc./ The	87,164
96,900		Staples, Inc.	2,200,599
2,800		Talbots, Inc.	77,896
43,600		Target Corp.	2,396,692
900		Tiffany & Co.	34,461
29,800		TJX Cos., Inc.	692,254
3,000	@	Too, Inc.	84,630
98,700		Wal-Mart Stores, Inc.	4,619,160

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER MAIN STREET PORTFOLIO®
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

11,200		Walgreen Co.	$495,712
24,600		Yum! Brands, Inc.	1,153,248
1,900	@,L	Zale Corp.	47,785

			34,329,471

		Savings & Loans: 0.6%
8,600	L	Astoria Financial Corp.	252,840
200		Downey Financial Corp.	13,678
10,600	L	Golden West Financial Corp.	699,600
57,263		Washington Mutual, Inc.	2,490,941

			3,457,059

		Semiconductors: 4.9%
53,400		Analog Devices, Inc.	1,915,458
153,400		Applied Materials, Inc.	2,751,996
42,400	@	Broadcom Corp.	1,999,160
5,400	@	Emulex Corp.	106,866
14,500	@,L	Fairchild Semiconductor International, Inc.	245,195
53,330	@	Freescale Semiconductor, Inc.	1,342,316
2,200	@,L	Genesis Microchip, Inc.	39,798
420,500		Intel Corp.	10,495,680
10,600		Intersil Corp.	263,728
19,100		Kla-Tencor Corp.	942,203
7,700	@,L	Lam Research Corp.	274,736
32,100	@,L	LSI Logic Corp.	256,800
5,300	@,L	Micrel, Inc.	61,480
9,900		Microchip Technology, Inc.	318,285
3,100	L	Microsemi Corp.	85,746
14,200		National Semiconductor Corp.	368,916
10,700	@,L	Novellus Systems, Inc.	258,084
9,000	@	Nvidia Corp.	329,040
6,200	@,L	Omnivision Technologies, Inc.	123,752
6,900	@	QLogic Corp.	224,319
161,900		Texas Instruments, Inc.	5,192,133
1,700	@,L	Zoran Corp.	27,557

			27,623,248

		Software: 4.5%
17,200	L	Adobe Systems, Inc.	635,712
36,700	L	Autodesk, Inc.	1,576,265
27,600	@,L	BEA Systems, Inc.	259,440
13,500	@	BMC Software, Inc.	276,615
6,800	@,L	Citrix Systems, Inc.	195,704
1,700	@,@@, L	Cognos, Inc.	59,007
50,200	L	Computer Associates International, Inc.	1,415,138
30,800	@	Compuware Corp.	276,276
500	@,L	CSG Systems International	11,160
2,000	@	D&B Corp.	133,920
5,400	L	Fair Isaac Corp.	238,518
62,000		First Data Corp.	2,666,620
7,600	@,L	Fiserv, Inc.	328,852
3,700		Global Payments, Inc.	172,457
7,050	@	Hyperion Solutions Corp.	252,531
1,700		IMS Health, Inc.	42,364
6,800	@,L	Intuit, Inc.	362,440
458,600		Microsoft Corp.	11,992,390
1,200	@,L	MicroStrategy, Inc.	99,288
32,400	@	Novell, Inc.	286,092
290,700	@	Oracle Corp.	3,549,447
19,000	@	Parametric Technology Corp.	115,900
11,200	@,L	Red Hat, Inc.	305,088
5,100	@,L	Take-Two Interactive Software, Inc.	90,270

			25,341,494

		Telecommunications: 6.0%
700	@,L	ADC Telecommunications, Inc.	15,638
6,500	L	Adtran, Inc.	193,310
13,600	@,L	American Tower Corp.	368,560
139,149		AT&T, Inc.	3,407,759
17,500	@,L	Avaya, Inc.	186,725
88,000		BellSouth Corp.	2,384,800
7,100		CenturyTel, Inc.	235,436
422,600	@	Cisco Systems, Inc.	7,234,912
106,900	@	Corning, Inc.	2,101,654
7,500	@,L	Crown Castle International Corp.	201,825
12,500	@,L	Dobson Communications Corp.	93,750
900		Harris Corp.	38,709
38,800	@	Juniper Networks, Inc.	865,240
186,000	@	Lucent Technologies, Inc.	494,760
126,600		Motorola, Inc.	2,859,894
2,000	@	Polycom, Inc.	30,600
65,000		Qualcomm, Inc.	2,800,200
47,500	@,L	Qwest Communications International, Inc.	268,375
7,700		Scientific-Atlanta, Inc.	331,639
218,387		Sprint Corp.— FON Group	5,101,520
154,900		Verizon Communications, Inc.	4,665,588

			33,880,894

		Toys/ Games/ Hobbies: 0.0%
11,100	L	Hasbro, Inc.	223,998

			223,998

		Transportation: 0.8%
26,700		Burlington Northern Santa Fe Corp.	1,890,894
800		CSX Corp.	40,616
1,600	@,L	General Maritime Corp.	59,264
3,200		Landstar System, Inc.	133,568
34,300		Norfolk Southern Corp.	1,537,669
2,900	@@,L	OMI Corp.	52,635
4,400	L	Overseas Shipholding Group	221,716
3,900	L	Union Pacific Corp.	313,989
3,500		United Parcel Service, Inc.	263,025

			4,513,376

		Total Common Stock (Cost $529,594,460)	565,019,613

Principal
Amount		Value

SHORT-TERM INVESTMENTS 11.0%
	U.S. Government Agency Obligation 0.0%
$101,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$100,973

	Total U.S. Government Agency Obligation (Cost $100,973)	100,973

	Securities Lending Collateralcc: 11.0%
62,042,000	The Bank of New York Institutional Cash Reserves Fund	62,042,000

	Total Securities Lending Collateral (Cost $62,042,000)	62,042,000

	Total Short-Term Investments (Cost $62,142,973)	62,142,973

Total Investments in Securities (Cost $591,737,433)*	110.8%	$627,162,586
Other Assets and Liabilities-Net	(10.8)	(61,240,446)

Net Assets	100.0%	$565,922,140

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER MAIN STREET PORTFOLIO®
AS OF DECEMBER 31, 2005 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned
*	Cost for federal income tax purposes is $594,411,060. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$47,285,899
Gross Unrealized Depreciation	(14,534,373)

Net Unrealized Appreciation	$32,751,526

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIONEER FUND PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 99.3%
		Advertising: 1.0%
12,862		Omnicom Group	$1,094,942

			1,094,942

		Aerospace/Defense: 2.7%
10,302		General Dynamics Corp.	1,174,943
32,081		United Technologies Corp.	1,793,649

			2,968,592

		Airlines: 0.6%
37,324		Southwest Airlines Co.	613,233

			613,233

		Apparel: 0.2%
6,582		Liz Claiborne, Inc.	235,767

			235,767

		Auto Manufacturers: 2.4%
138,839		Ford Motor Co.	1,071,837
22,300		Paccar, Inc.	1,543,829

			2,615,666

		Auto Parts & Equipment: 1.2%
18,439		Johnson Controls, Inc.	1,344,387

			1,344,387

		Banks: 8.0%
16,324		Bank of America Corp.	753,353
2,944		Compass Bancshares, Inc.	142,166
14,825		First Horizon National Corp.	569,873
41,882		National City Corp.	1,405,979
23,356		State Street Corp.	1,294,857
16,728		SunTrust Banks, Inc.	1,217,129
42,199		US BanCorp.	1,261,328
10,808		Wachovia Corp.	571,311
18,978		Wells Fargo & Co.	1,192,388
5,873		Zions Bancorporation	443,764

			8,852,148

		Beverages: 1.4%
26,367		PepsiCo, Inc.	1,557,762

			1,557,762

		Biotechnology: 0.3%
3,692	@	Amgen, Inc.	291,151

			291,151

		Building Materials: 0.1%
1,886		Masco Corp.	56,938

			56,938

		Chemicals: 2.3%
6,725		Air Products & Chemicals, Inc.	398,053
15,632		Dow Chemical Co.	684,994
10,252		Ecolab, Inc.	371,840
12,163		EI Du Pont de Nemours & Co.	516,928
5,475		PPG Industries, Inc.	317,003
4,620		Praxair, Inc.	244,675

			2,533,493

		Computers: 3.1%
26,273	@	Dell, Inc.	787,927
7,118	@	DST Systems, Inc.	426,439
22,932		EMC Corp.	312,334
43,312		Hewlett-Packard Co.	1,240,023
158,160	@	Sun Microsystems, Inc.	662,690

			3,429,413

		Cosmetics/Personal Care: 1.4%
20,549		Colgate-Palmolive Co.	1,127,113
11,895		Estee Lauder Cos., Inc.	398,245

			1,525,358

		Diversified Financial Services: 5.2%
20,109		American Express Co.	1,034,809
4,022		Ameriprise Financial, Inc.	164,902
16,395		Citigroup, Inc.	795,649
12,178		Federated Investors, Inc.	451,073
15,073		Merrill Lynch & Co., Inc.	1,020,894
31,447		T. Rowe Price Group, Inc.	2,265,127

			5,732,454

		Electric: 1.1%
9,587		Consolidated Edison, Inc.	444,166
3,213		Exelon Corp.	170,739
3,100		Pacific Gas & Electric Co.	115,072
15,399		Southern Co.	531,727

			1,261,704

		Electrical Components & Equipment: 0.7%
9,892		Emerson Electric Co.	738,932

			738,932

		Food: 3.7%
22,974		Campbell Soup Co.	683,936
11,957		General Mills, Inc.	589,719
15,301		Hershey Foods Corp.	845,380
20,034		HJ Heinz Co.	675,546
4,882		Kellogg Co.	211,000
20,357		Sara Lee Corp.	384,747
23,978		Sysco Corp.	744,517

			4,134,845

		Forest Products & Paper: 0.3%
13,447		MeadWestvaco Corp.	376,919

			376,919

		Gas: 0.5%
16,732		KeySpan Corp.	597,165

			597,165

		Healthcare — Products: 5.0%
22,292		Becton Dickinson & Co.	1,339,303
13,210		Biomet, Inc.	483,090
6,300		CR Bard, Inc.	415,296
33,728		Johnson & Johnson	2,027,053
11,889		Medtronic, Inc.	684,450
4,800		St. Jude Medical, Inc.	240,960
7,602		Stryker Corp.	337,757

			5,527,909

		Household Products/Wares: 0.2%
3,889		Clorox Co.	221,245

			221,245

		Insurance: 2.8%
4,902	@@	ACE Ltd	261,963
9,756	@@	Axis Capital Holdings Ltd.	305,168
17,441		Chubb Corp.	1,703,114
3,257		Hartford Financial Services Group, Inc.	279,744
9,573		Safeco Corp.	540,875

			3,090,864

		Iron/Steel: 0.1%
1,635		Allegheny Technologies, Inc.	58,991

			58,991

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIONEER FUND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Machinery — Construction & Mining: 1.0%
20,051		Caterpillar, Inc.	$1,158,346

			1,158,346

		Machinery — Diversified: 1.6%
19,576		Deere & Co.	1,333,321
7,265		Rockwell Automation, Inc.	429,797

			1,763,118

		Media: 5.3%
16,928		Gannett Co., Inc.	1,025,329
20,913		John Wiley & Sons, Inc.	816,444
48,623		McGraw-Hill Cos, Inc.	2,510,405
87,636	@@	Reed Elsevier NV	1,217,001
13,745		Walt Disney Co.	329,468

			5,898,647

		Mining: 4.5%
18,137		Alcoa, Inc.	536,311
15,608	@@	BHP Billiton Ltd. ADR	521,619
23,952	@@	Inco Ltd.	1,043,589
5,297		Newmont Mining Corp.	282,860
57,229	@@	Rio Tinto PLC	2,609,721

			4,994,100

		Miscellaneous Manufacturing: 1.3%
1,800		3M Co.	139,500
30,420		General Electric Co.	1,066,221
3,974		Parker Hannifin Corp.	262,125

			1,467,846

		Office/ Business Equipment: 0.9%
17,863	@@	Canon, Inc. ADR	1,050,880

			1,050,880

		Oil & Gas: 7.2%
14,084		Apache Corp.	965,036
43,971		ChevronTexaco Corp.	2,496,233
19,605		ConocoPhillips	1,140,619
25,616		Exxon Mobil Corp.	1,438,851
12,843		Occidental Petroleum Corp.	1,025,899
18,559		Pioneer Natural Resources Co.	951,520

			8,018,158

		Oil & Gas Services: 0.3%
10,510	@	Weatherford International Ltd.	380,462

			380,462

		Pharmaceuticals: 7.3%
25,313		Abbott Laboratories	998,092
15,167	@	Barr Pharmaceuticals, Inc.	944,752
26,787		Bristol-Myers Squibb Co.	615,565
18,935		Eli Lilly & Co.	1,071,532
23,374		Merck & Co., Inc.	743,527
16,885	@@	Novartis AG ADR	886,125
23,716		Pfizer, Inc.	553,057
1,989	@@	Roche Holding AG	297,349
6,162	@@	Roche Holding AG ADR	461,232
54,724		Schering-Plough Corp.	1,140,995
8,811	@@	Teva Pharmaceutical Industries Ltd ADR	378,961

			8,091,187

		Retail: 7.8%
7,859		Barnes & Noble, Inc.	335,344
4,723		Costco Wholesale Corp.	233,647
18,981		CVS Corp.	501,478
11,234		Federated Department Stores	745,151
2,842	@	GameStop Corp.	82,134
16,504		Gap, Inc./ The	291,131
5,705		Home Depot, Inc.	230,938
14,234		Lowe’s Cos., Inc.	948,838
14,399		Nordstrom, Inc.	538,523
15,518		Staples, Inc.	352,414
43,667		Target Corp.	2,400,374
42,745		Walgreen Co.	1,891,894
1,650		Yum! Brands, Inc.	77,352

			8,629,218

		Savings & Loans: 1.5%
7,771		Golden West Financial Corp.	512,886
26,306		Washington Mutual, Inc.	1,144,311

			1,657,197

		Semiconductors: 3.4%
27,956		Applied Materials, Inc.	501,531
5,965	@	Freescale Semiconductor, Inc.	150,139
58,440		Intel Corp.	1,458,662
51,638		Texas Instruments, Inc.	1,656,031

			3,766,363

		Software: 3.2%
23,125		Adobe Systems, Inc.	854,700
20,764		Automatic Data Processing, Inc.	952,860
7,501	@	Fiserv, Inc.	324,568
53,389		Microsoft Corp.	1,396,122

			3,528,250

		Telecommunications: 6.5%
6,470		Alltel Corp.	408,257
66,799		AT&T, Inc.	1,635,908
44,825		BellSouth Corp.	1,214,758
3,022		CenturyTel, Inc.	100,210
31,100	@	Cisco Systems, Inc.	532,432
64,866		Motorola, Inc.	1,465,323
66,418	@@	Nokia OYJ ADR	1,215,449
22,480		Verizon Communications, Inc.	677,098

			7,249,435

		Transportation: 3.2%
14,719		Burlington Northern Santa Fe Corp.	1,042,400
56,113		Norfolk Southern Corp.	2,515,545

			3,557,945

		Total Comon Stock (Cost $106,600,889)	110,071,030

Principal
Amount		Value

SHORT-TERM INVESTMENTS 0.2%
	U.S. Government Agency Obligation 0.2%
$212,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$211,944

	Total Short-Term Investments (Cost $211,944)	211,944

Total Investments in Securities (Cost $106,812,833)*	99.5%	$110,282,974
Other Assets and Liabilities-Net	0.5	511,804

Net Assets	100.0%	$110,794,778

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIONEER FUND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $106,827,655. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,693,512
Gross Unrealized Depreciation	(2,238,193)

Net Unrealized Appreciation	$3,455,319

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIONEER MID CAP VALUE PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 97.0%
		Advertising: 1.5%
1,111,820	L	Interpublic Group of Cos., Inc.	$10,729,063

			10,729,063

		Agriculture: 1.2%
198,600	L	UST, Inc.	8,108,838

			8,108,838

		Apparel: 0.6%
120,201	L	Liz Claiborne, Inc.	4,305,600

			4,305,600

		Banks: 6.9%
102,144		City National Corp.	7,399,311
253,415	L	Keycorp	8,344,956
149,565	L	Marshall & Ilsley Corp.	6,437,278
379,751		Mellon Financial Corp.	13,006,472
227,462	L	North Fork Bancorporation, Inc.	6,223,360
84,335	L	Zions Bancorporation	6,372,353

			47,783,730

		Beverages: 1.4%
146,479	L	Molson Coors Brewing Co.	9,812,628

			9,812,628

		Building Materials: 1.1%
198,892		American Standard Cos, Inc.	7,945,735

			7,945,735

		Chemicals: 4.9%
210,373		Air Products & Chemicals, Inc.	12,451,978
185,941	L	Ashland, Inc.	10,765,984
161,800		International Flavors & Fragrances, Inc.	5,420,300
97,228		PPG Industries, Inc.	5,629,501

			34,267,763

		Commercial Services: 1.7%
31,862	@,L	CCE Spinco, Inc.	417,392
71,721		McKesson Corp.	3,700,086
216,057	L	RR Donnelley & Sons Co.	7,391,310

			11,508,788

		Computers: 3.9%
604,768	@	BISYS Group, Inc.	8,472,800
194,929		Imation Corp.	8,980,379
283,600	@	NCR Corp.	9,625,384

			27,078,563

		Distribution/ Wholesale: 2.0%
193,544		WW Grainger, Inc.	13,760,978

			13,760,978

		Diversified Financial Services: 4.5%
134,716	L	AG Edwards, Inc.	6,312,792
95,509		Bear Stearns Cos, Inc./ The	11,034,155
377,286		Federated Investors, Inc.	13,974,673

			31,321,620

		Electric: 7.6%
180,300	@,L	Allegheny Energy, Inc.	5,706,495
173,838		Constellation Energy Group, Inc.	10,013,069
222,429		Edison International	9,700,129
5,975	L	Entergy Corp.	410,184
191,844	@,L	NRG Energy, Inc.	9,039,689
264,026	L	NSTAR	7,577,546
269,839		Pacific Gas & Electric Co.	10,016,424

			52,463,536

		Electronics: 2.0%
1,099,120		Symbol Technologies, Inc.	14,090,718

			14,090,718

		Entertainment: 0.3%
101,558	L	Regal Entertainment Group	1,931,633

			1,931,633

		Environmental Control: 2.0%
362,072		Republic Services, Inc.	13,595,804

			13,595,804

		Food: 2.8%
181,075		HJ Heinz Co.	6,105,849
557,512		Safeway, Inc.	13,190,734

			19,296,583

		Healthcare — Products: 1.5%
411,300	@	Boston Scientific Corp.	10,072,737

			10,072,737

		Healthcare — Services: 3.2%
184,478	@	Laboratory Corp. of America Holdings	9,934,140
929,321	@,L	Tenet Healthcare Corp.	7,118,599
126,736	@	Triad Hospitals, Inc.	4,971,853

			22,024,592

		Insurance: 12.4%
198,440	L	Assurant, Inc.	8,630,156
84,196		Cigna Corp.	9,404,693
168,900		Genworth Financial, Inc.	5,840,562
252,700		Marsh & McLennan Cos., Inc.	8,025,752
221,318	@@	Platinum Underwriters Holdings Ltd.	6,876,350
310,671		PMI Group, Inc.	12,759,258
145,117		Safeco Corp.	8,199,111
483,319	L	UnumProvident Corp.	10,995,507
12,086	@	White Mountain Insurance	6,750,635
229,094	@@,L	Willis Group Holdings Ltd.	8,462,732

			85,944,756

		Internet: 1.5%
433,892	@,L	Expedia, Inc.	10,396,052

			10,396,052

		Leisure Time: 1.3%
192,431	L	Royal Caribbean Cruises Ltd.	8,670,941

			8,670,941

		Lodging: 1.0%
96,400	L	Harrah’s Entertainment, Inc.	6,872,356

			6,872,356

		Machinery — Diversified: 1.6%
166,664		Deere & Co.	11,351,485

			11,351,485

		Media: 2.2%
254,898		Clear Channel Communications, Inc.	8,016,542
250,785	@,L	Entercom Communications Corp.	7,440,791

			15,457,333

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIONEER MID CAP VALUE PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Mining: 1.6%
119,983	L	Freeport-McMoRan Copper & Gold, Inc.	$6,455,085
235,100	@@,L	Novelis, Inc.	4,911,239

			11,366,324

		Miscellaneous Manufacturing: 0.9%
281,427	L	Eastman Kodak Co.	6,585,392

			6,585,392

		Office/ Business Equipment: 1.8%
860,421	@,L	Xerox Corp.	12,605,168

			12,605,168

		Oil & Gas: 6.0%
83,200		Apache Corp.	5,700,864
137,739		Devon Energy Corp.	8,614,197
100,698		ENSCO International, Inc.	4,465,956
56,645	@,@@, L	Nabors Industries Ltd.	4,290,859
100,931	L	Occidental Petroleum Corp.	8,062,368
90,196		Tesoro Petroleum Corp.	5,551,564
71,376	@,L	Transocean, Inc.	4,974,193

			41,660,001

		Oil & Gas Services: 0.6%
119,518	@,L	Weatherford International Ltd.	4,326,552

			4,326,552

		Packaging & Containers: 1.8%
312,594	L	Ball Corp.	12,416,234

			12,416,234

		Pharmaceuticals: 2.2%
469,977		Perrigo Co.	7,007,357
217,444	@@,L	Shire Pharmaceuticals PLC ADR	8,434,653

			15,442,010

		Retail: 5.9%
373,897	@,L	BJ’s Wholesale Club, Inc.	11,052,395
254,790		CVS Corp.	6,731,552
126,439		Federated Department Stores	8,386,699
613,987		Foot Locker, Inc.	14,483,953
8,221	L	Ruby Tuesday, Inc.	212,842

			40,867,441

		Savings & Loans: 0.7%
373,699		Hudson City Bancorp, Inc.	4,529,232

			4,529,232

		Software: 2.2%
109,189	@	D&B Corp.	7,311,295
319,500		IMS Health, Inc.	7,961,940

			15,273,235

		Telecommunications: 3.4%
118,654		CenturyTel, Inc.	3,934,567
1,622,787	@	Cincinnati Bell, Inc.	5,695,982
145,141		Scientific-Atlanta, Inc.	6,251,223
685,272	@	Tellabs, Inc.	7,469,466

			23,351,237

		Transportation: 0.8%
72,300	@@	Canadian National Railway Co.	5,783,277

			5,783,277

		Total Common Stock (Cost $648,603,968)	672,997,936

Principal
Amount		Value

SHORT-TERM INVESTMENTS 21.8%
	U.S. Government Agency Obligation 2.7%
$18,932,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$18,926,951

	Total U.S. Government Agency Obligation (Cost $18,926,951)	18,926,951

	Securities Lending Collateralcc: 19.1%
132,625,000	The Bank of New York Institutional Cash Reserves Fund	132,625,000

	Total Securities Lending Collateral (Cost $132,625,000)	132,625,000

	Total Short-Term Investments (Cost $151,551,951)	151,551,951

Total Investments in Securities (Cost $800,155,919)*	118.8%	$824,549,887
Other Assets and Liabilities-Net	(18.8)	(130,536,691)

Net Assets	100.0%	$694,013,196

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $800,589,098. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$38,299,407
Gross Unrealized Depreciation	(14,338,618)

Net Unrealized Appreciation	$23,960,789

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 94.8%
		Advertising: 0.2%
14,075	@,L	Interpublic Group of Cos., Inc.	$135,824
5,951		Omnicom Group	506,609

			642,433

		Aerospace/ Defense: 1.9%
26,392		Boeing Co.	1,853,774
6,543		General Dynamics Corp.	746,229
4,019		Goodrich Corp.	165,181
3,885		L-3 Communications Holdings, Inc.	288,850
11,692		Lockheed Martin Corp.	743,962
11,625	L	Northrop Grumman Corp.	698,779
14,712		Raytheon Co.	590,687
5,698		Rockwell Collins, Inc.	264,786
33,346		United Technologies Corp.	1,864,375

			7,216,623

		Agriculture: 1.7%
68,082		Altria Group, Inc.	5,087,087
21,195		Archer-Daniels-Midland Co.	522,669
8,732		Monsanto Co.	676,992
2,781	L	Reynolds America, Inc.	265,113
5,291	L	UST, Inc.	216,032

			6,767,893

		Airlines: 0.1%
22,567		Southwest Airlines Co.	370,776

			370,776

		Apparel: 0.4%
12,360	@	Coach, Inc.	412,082
3,886	L	Jones Apparel Group, Inc.	119,378
3,463	L	Liz Claiborne, Inc.	124,045
6,225		Nike, Inc.	540,268
1,761		Reebok International Ltd.	102,543
2,926		VF Corp.	161,925

			1,460,241

		Auto Manufacturers: 0.3%
60,348	L	Ford Motor Co.	465,887
18,411	L	General Motors Corp.	357,542
2,100	@,L	Navistar International Corp.	60,102
5,532		Paccar, Inc.	382,980

			1,266,511

		Auto Parts & Equipment: 0.2%
2,050	L	Cooper Tire & Rubber Co.	31,406
4,774	L	Dana Corp.	34,277
5,612	@,L	Goodyear Tire & Rubber Co.	97,537
6,282		Johnson Controls, Inc.	458,021

			621,241

		Banks: 6.0%
11,310	L	AmSouth Bancorp	296,435
131,309		Bank of America Corp.	6,059,910
25,329		Bank of New York	806,729
17,828		BB&T Corp.	747,171
5,409		Comerica, Inc.	307,015
4,070		Compass Bancshares, Inc.	196,540
18,084		Fifth Third BanCorp	682,128
4,064	L	First Horizon National Corp.	156,220
7,387		Huntington Bancshares, Inc.	175,441
13,317	L	Keycorp	438,529
2,626	L	M&T Bank Corp.	286,365
6,791		Marshall & Ilsley Corp.	292,285
13,670		Mellon Financial Corp.	468,198
18,022	L	National City Corp.	604,999
15,558	L	North Fork Bancorporation, Inc.	425,667
6,028		Northern Trust Corp.	312,371
9,553		PNC Financial Services Group, Inc.	590,662
14,829	L	Regions Financial Corp.	506,559
10,799		State Street Corp.	598,697
11,785	L	SunTrust Banks, Inc.	857,477
10,176		Synovus Financial Corp.	274,854
59,488		US BanCorp.	1,778,096
50,791		Wachovia Corp.	2,684,812
54,676		Wells Fargo & Co.	3,435,293
3,393		Zions Bancorporation	256,375

			23,238,828

		Beverages: 2.0%
25,310		Anheuser-Busch Cos., Inc.	1,087,318
2,725	L	Brown-Forman Corp.	188,897
67,602		Coca-Cola Co.	2,725,037
9,802		Coca-Cola Enterprises, Inc.	187,904
6,265	@	Constellation Brands, Inc.	164,331
1,843	L	Molson Coors Brewing Co.	123,463
4,507		Pepsi Bottling Group, Inc.	128,945
54,249		PepsiCo, Inc.	3,205,031

			7,810,926

		Biotechnology: 1.2%
40,354	@	Amgen, Inc.	3,182,316
11,020	@,L	Biogen Idec, Inc.	499,537
3,545	@	Chiron Corp.	157,611
8,441	@	Genzyme Corp.	597,454
7,951	@	Medimmune, Inc.	278,444
1,699	@,L	Millipore Corp.	112,202

			4,827,564

		Building Materials: 0.2%
5,997		American Standard Cos, Inc.	239,580
13,874		Masco Corp.	418,856
3,260	L	Vulcan Materials Co.	220,865

			879,301

		Chemicals: 1.4%
7,265		Air Products & Chemicals, Inc.	430,015
2,419		Ashland, Inc.	140,060
31,553		Dow Chemical Co.	1,382,652
2,663		Eastman Chemical Co.	137,384
5,985		Ecolab, Inc.	217,076
30,058		EI Du Pont de Nemours & Co.	1,277,465
3,873		Engelhard Corp.	116,771
3,576	@,L	Hercules, Inc.	40,409
2,643		International Flavors & Fragrances, Inc.	88,541
5,499		PPG Industries, Inc.	318,392
10,523		Praxair, Inc.	557,298
4,755		Rohm & Haas Co.	230,237
3,726		Sherwin-Williams Co.	169,235
2,177		Sigma-Aldrich Corp.	137,782

			5,243,317

		Commercial Services: 0.8%
4,771	@,L	Apollo Group, Inc.	288,455
33,492		Cendant Corp.	577,737
4,527	@	Convergys Corp.	71,753
4,161		Equifax, Inc.	158,201
10,538		H&R Block, Inc.	258,708
10,016		McKesson Corp.	516,725
8,114	L	Moody’s Corp.	498,362
10,835	L	Paychex, Inc.	413,030
5,499		Robert Half International, Inc.	208,357
7,102		RR Donnelley & Sons Co.	242,959

			3,234,287

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Computers: 3.7%
4,027	@,L	Affiliated Computer Services, Inc.	$238,318
27,554	@	Apple Computer, Inc.	1,980,857
6,049	@,L	Computer Sciences Corp.	306,321
76,951	@	Dell, Inc.	2,307,760
16,890	L	Electronic Data Systems Corp.	406,036
78,502		EMC Corp.	1,069,197
9,549	@,L	Gateway, Inc.	23,968
93,674		Hewlett-Packard Co.	2,681,887
51,645		International Business Machines Corp.	4,245,219
3,796	@	Lexmark International, Inc.	170,175
5,956	@	NCR Corp.	202,147
12,166	@,L	Network Appliance, Inc.	328,482
111,019	@	Sun Microsystems, Inc.	465,170
10,759	@	Unisys Corp.	62,725

			14,488,262

		Cosmetics/ Personal Care: 2.0%
2,461		Alberto-Culver Co.	112,591
14,988		Avon Products, Inc.	427,907
16,895		Colgate-Palmolive Co.	926,691
109,587		Procter & Gamble Co.	6,342,896

			7,810,085

		Distribution/ Wholesale: 0.1%
5,672		Genuine Parts Co.	249,114
2,475		WW Grainger, Inc.	175,973

			425,087

		Diversified Financial Services: 8.0%
40,599		American Express Co.	2,089,225
8,078		Ameriprise Financial, Inc.	331,198
3,677		Bear Stearns Cos, Inc./ The	424,804
9,790		Capital One Financial Corp.	845,856
33,818		Charles Schwab Corp./ The	496,110
6,570		CIT Group, Inc.	340,195
165,406		Citigroup, Inc.	8,027,153
19,526		Countrywide Financial Corp.	667,594
13,227	@,L	E*Trade Financial Corp.	275,915
31,647		Fannie Mae	1,544,690
2,764		Federated Investors, Inc.	102,379
4,844		Franklin Resources, Inc.	455,384
22,521		Freddie Mac	1,471,747
14,738		Goldman Sachs Group, Inc.	1,882,190
7,052		Janus Capital Group, Inc.	131,379
114,376		JPMorgan Chase & Co.	4,539,583
8,761		Lehman Brothers Holdings, Inc.	1,122,897
40,978		MBNA Corp.	1,112,553
30,044		Merrill Lynch & Co., Inc.	2,034,880
35,246		Morgan Stanley	1,999,858
13,603	L	SLM Corp.	749,389
4,205		T. Rowe Price Group, Inc.	302,886

			30,947,865

		Electric: 3.0%
21,293	@,L	AES Corp.	337,068
5,326	@,L	Allegheny Energy, Inc.	168,568
6,619	L	Ameren Corp.	339,158
12,803	L	American Electric Power Co., Inc.	474,863
10,061		CenterPoint Energy Resources Corp.	129,284
6,478		Cinergy Corp.	275,056
6,872	@,L	CMS Energy Corp.	99,713
7,970		Consolidated Edison, Inc.	369,250
5,792		Constellation Energy Group, Inc.	333,619
11,355		Dominion Resources, Inc.	876,606
5,809		DTE Energy Co.	250,891
30,148	L	Duke Energy Corp.	827,563
10,602		Edison International	462,353
6,816	L	Entergy Corp.	467,918
21,823	L	Exelon Corp.	1,159,674
10,741		FirstEnergy Corp.	526,202
12,806	L	FPL Group, Inc.	532,217
8,911	L	NiSource, Inc.	185,883
11,108		Pacific Gas & Electric Co.	412,329
3,241	L	Pinnacle West Capital Corp.	134,015
12,358		PPL Corp.	363,325
8,176		Progress Energy, Inc.	359,090
8,195	L	Public Service Enterprise Group, Inc.	532,429
24,301	L	Southern Co.	839,114
6,571		TECO Energy, Inc.	112,890
15,788		TXU Corp.	792,400
13,127		Xcel Energy, Inc.	242,324

			11,603,802

		Electrical Components & Equipment: 0.3%
5,731	L	American Power Conversion	126,082
13,454		Emerson Electric Co.	1,005,014
4,720		Molex, Inc.	122,484

			1,253,580

		Electronics: 0.5%
13,377	@	Agilent Technologies, Inc.	445,320
6,243		Applera Corp. — Applied Biosystems Group	165,814
3,965	L	Fisher Scientific International, Inc.	245,275
5,600	@	Jabil Circuit, Inc.	207,704
4,119		PerkinElmer, Inc.	97,044
16,659	@	Sanmina-SCI Corp.	70,967
29,727	@,L	Solectron Corp.	108,801
8,204		Symbol Technologies, Inc.	105,175
2,844		Tektronix, Inc.	80,229
5,303	@	Thermo Electron Corp.	159,779
3,621	@	Waters Corp.	136,874

			1,822,982

		Engineering & Construction: 0.1%
2,804		Fluor Corp.	216,637

			216,637

		Entertainment: 0.1%
10,995		International Game Technology	338,426

			338,426

		Environmental Control: 0.2%
7,112	@,L	Allied Waste North America, Inc.	62,159
18,041		Waste Management, Inc.	547,544

			609,703

		Food: 1.4%
11,995		Albertson’s, Inc.	256,093
6,030		Campbell Soup Co.	179,513
16,876	L	ConAgra Foods, Inc.	342,245
11,617		General Mills, Inc.	572,950
5,969		Hershey Foods Corp.	329,787
10,941		HJ Heinz Co.	368,931
8,320		Kellogg Co.	359,590
23,582	@	Kroger Co.	445,228
4,328		McCormick & Co., Inc.	133,822
14,591		Safeway, Inc.	345,223
24,834	L	Sara Lee Corp.	469,363
4,450		Supervalu, Inc.	144,536
20,284		Sysco Corp.	629,818
8,020	L	Tyson Foods, Inc.	137,142

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Food (continued)
4,500		Whole Foods Market, Inc.	$348,255
5,873		WM Wrigley Jr. Co.	390,496

			5,452,992

		Forest Products & Paper: 0.4%
15,987		International Paper Co.	537,323
3,538		Louisiana-Pacific Corp.	97,189
5,868		MeadWestvaco Corp.	164,480
6,000		Plum Creek Timber Co., Inc.	216,300
3,611	L	Temple-Inland, Inc.	161,953
7,985	L	Weyerhaeuser Co.	529,725

			1,706,970

		Gas: 0.2%
5,665		KeySpan Corp.	202,184
1,423		Nicor, Inc.	55,938
1,205		Peoples Energy Corp.	42,259
8,347		Sempra Energy	374,279

			674,660

		Hand/ Machine Tools: 0.1%
2,572		Black & Decker Corp.	223,661
1,849		Snap-On, Inc.	69,448
2,407		Stanley Works	115,632

			408,741

		Healthcare — Products: 3.3%
1,720		Bausch & Lomb, Inc.	116,788
20,271		Baxter International, Inc.	763,203
8,242		Becton Dickinson & Co.	495,179
8,048	L	Biomet, Inc.	294,315
19,246	@	Boston Scientific Corp.	471,335
3,436		CR Bard, Inc.	226,501
10,847		Guidant Corp.	702,343
97,265		Johnson & Johnson	5,845,627
39,548		Medtronic, Inc.	2,276,778
4,485	@,L	Patterson Cos, Inc.	149,799
11,986		St. Jude Medical, Inc.	601,697
9,458		Stryker Corp.	420,219
8,038	@,L	Zimmer Holdings, Inc.	542,083

			12,905,867

		Healthcare — Services: 1.9%
9,352		Aetna, Inc.	881,987
5,310	@	Coventry Health Care, Inc.	302,458
13,771	L	HCA, Inc.	695,436
8,057		Health Management Associates, Inc.	176,932
5,298	@	Humana, Inc.	287,840
4,300	@,L	Laboratory Corp. of America Holdings	231,555
2,527		Manor Care, Inc.	100,499
5,416		Quest Diagnostics	278,816
14,903	@,L	Tenet Healthcare Corp.	114,157
44,524		UnitedHealth Group, Inc.	2,766,721
21,549	@	WellPoint, Inc.	1,719,395

			7,555,796

		Home Builders: 0.3%
4,192	L	Centex Corp.	299,686
8,850		DR Horton, Inc.	316,211
2,512	L	KB Home	182,522
4,490	L	Lennar Corp.	273,980
6,964		Pulte Homes, Inc.	274,103

			1,346,502

		Home Furnishings: 0.1%
2,514		Maytag Corp.	47,313
2,207	L	Whirlpool Corp.	184,858

			232,171

		Household Products/ Wares: 0.5%
3,598		Avery Dennison Corp.	198,861
4,892		Clorox Co.	278,306
4,778		Fortune Brands, Inc.	372,780
15,277		Kimberly-Clark Corp.	911,273

			1,761,220

		Housewares: 0.1%
9,008	L	Newell Rubbermaid, Inc.	214,210

			214,210

		Insurance: 4.9%
10,536	@@	ACE Ltd	563,044
16,341		Aflac, Inc.	758,549
21,208		Allstate Corp.	1,146,717
3,476		AMBAC Financial Group, Inc.	267,861
84,866		American International Group, Inc.	5,790,407
10,382		AON Corp.	373,233
6,536		Chubb Corp.	638,240
4,111		Cigna Corp.	459,199
5,689		Cincinnati Financial Corp.	254,185
12,240		Genworth Financial, Inc.	423,259
9,819		Hartford Financial Services Group, Inc.	843,354
4,358		Jefferson-Pilot Corp.	248,101
5,580		Lincoln National Corp.	295,907
4,427		Loews Corp.	419,901
17,808		Marsh & McLennan Cos., Inc.	565,582
4,314	L	MBIA, Inc.	259,530
24,761		Metlife, Inc.	1,213,289
2,997		MGIC Investment Corp.	197,263
9,126		Principal Financial Group	432,846
6,449		Progressive Corp.	753,114
16,513		Prudential Financial, Inc.	1,208,586
4,054		Safeco Corp.	229,051
22,638		St. Paul Cos.	1,011,239
3,329		Torchmark Corp.	185,092
9,742		UnumProvident Corp.	221,631
5,669	@@,L	XL Capital Ltd	381,977

			19,141,157

		Internet: 1.2%
9,980	@,L	Amazon.com, Inc.	470,557
37,367	@,L	eBay, Inc.	1,616,123
4,025	@,L	Monster Worldwide, Inc.	164,301
35,190	@,L	Symantec Corp.	615,825
41,283	@,L	Yahoo!, Inc.	1,617,468

			4,484,274

		Iron/ Steel: 0.2%
2,835		Allegheny Technologies, Inc.	102,287
5,076		Nucor Corp.	338,671
3,646	L	United States Steel Corp.	175,263

			616,221

		Leisure Time: 0.4%
3,105	L	Brunswick Corp.	126,249
14,165		Carnival Corp.	757,403
8,955	L	Harley-Davidson, Inc.	461,093
4,181	L	Sabre Holdings Corp.	100,804

			1,445,549

		Lodging: 0.4%
5,987		Harrah’s Entertainment, Inc.	426,813
10,677		Hilton Hotels Corp.	257,422
5,381		Marriott International, Inc.	360,366
7,169		Starwood Hotels & Resorts Worldwide, Inc.	457,812

			1,502,413

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Machinery — Construction & Mining: 0.3%
22,240		Caterpillar, Inc.	$1,284,805

			1,284,805

		Machinery — Diversified: 0.3%
1,491	L	Cummins, Inc.	133,787
7,854		Deere & Co.	534,936
5,892		Rockwell Automation, Inc.	348,571

			1,017,294

		Media: 3.0%
17,672		Clear Channel Communications, Inc.	555,784
70,997	@	Comcast Corp.	1,843,082
1,912	L	Dow Jones & Co., Inc.	67,857
2,780	L	EW Scripps Co.	133,496
7,918		Gannett Co., Inc.	479,593
2,217	L	Knight-Ridder, Inc.	140,336
12,257		McGraw-Hill Cos, Inc.	632,829
1,428	L	Meredith Corp.	74,742
4,664	L	New York Times Co.	123,363
79,770	L	News Corp., Inc.	1,240,424
152,448		Time Warner, Inc.	2,658,693
8,618	L	Tribune Co.	260,781
7,309	@,L	Univision Communications, Inc.	214,812
50,531		Viacom, Inc.	1,647,311
62,894		Walt Disney Co.	1,507,569

			11,580,672

		Mining: 0.6%
28,393		Alcoa, Inc.	839,581
6,018	L	Freeport-McMoRan Copper & Gold, Inc.	323,768
14,523	L	Newmont Mining Corp.	775,528
3,319		Phelps Dodge Corp.	477,505

			2,416,382

		Miscellaneous Manufacturing: 5.3%
24,892		3M Co.	1,929,130
3,030	@	Cooper Industries Ltd.	221,190
7,738		Danaher Corp.	431,626
6,628		Dover Corp.	268,368
9,355	L	Eastman Kodak Co.	218,907
4,780		Eaton Corp.	320,690
345,465		General Electric Co.	12,108,548
27,557		Honeywell International, Inc.	1,026,498
6,693		Illinois Tool Works, Inc.	588,917
10,815	@@	Ingersoll-Rand Co.	436,602
3,034		ITT Industries, Inc.	311,956
6,101		Leggett & Platt, Inc.	140,079
3,952		Pall Corp.	106,151
3,910		Parker Hannifin Corp.	257,904
4,332		Textron, Inc.	333,477
65,898	@@	Tyco International Ltd.	1,901,816

			20,601,859

		Office/ Business Equipment: 0.2%
7,349		Pitney Bowes, Inc.	310,495
31,222	@,L	Xerox Corp.	457,402

			767,897

		Oil & Gas: 7.3%
2,595	L	Amerada Hess Corp.	329,098
7,709		Anadarko Petroleum Corp.	730,428
10,731		Apache Corp.	735,288
12,339		Burlington Resources, Inc.	1,063,622
73,315		ChevronTexaco Corp.	4,162,093
45,308		ConocoPhillips	2,636,019
14,529		Devon Energy Corp.	908,644
7,897		EOG Resources, Inc.	579,403
203,445	S	Exxon Mobil Corp.	11,427,505
3,792		Kerr-McGee Corp.	344,541
11,982		Marathon Oil Corp.	730,543
5,350		Murphy Oil Corp.	288,847
5,151	@,@@, L	Nabors Industries Ltd.	390,188
4,436	@,L	Noble Corp.	312,915
13,142		Occidental Petroleum Corp.	1,049,783
3,572	L	Rowan Cos., Inc.	127,306
4,398		Sunoco, Inc.	344,715
10,729	@	Transocean, Inc.	747,704
20,161		Valero Energy Corp.	1,040,308
11,876		XTO Energy, Inc.	521,831

			28,470,781

		Oil & Gas Services: 1.2%
11,105		Baker Hughes, Inc.	674,962
10,540		BJ Services Co.	386,502
16,766		Halliburton Co.	1,038,821
5,650	@,L	National-Oilwell, Inc.	354,255
19,261		Schlumberger Ltd.	1,871,206
11,365	@	Weatherford International Ltd.	411,413

			4,737,159

		Packaging & Containers: 0.1%
3,526		Ball Corp.	140,053
3,426	L	Bemis Co.	95,483
4,721	@	Pactiv Corp.	103,862
2,650	@,L	Sealed Air Corp.	148,851

			488,249

		Pharmaceuticals: 5.6%
50,628		Abbott Laboratories	1,996,262
4,301		Allergan, Inc.	464,336
6,722		AmerisourceBergen Corp.	278,291
63,968		Bristol-Myers Squibb Co.	1,469,985
14,002		Cardinal Health, Inc.	962,638
14,706	@	Caremark Rx, Inc.	761,624
37,163		Eli Lilly & Co.	2,103,054
4,763	@,L	Express Scripts, Inc.	399,139
11,064	@	Forest Laboratories, Inc.	450,084
14,970	@	Gilead Sciences, Inc.	787,871
5,216	@	Hospira, Inc.	223,140
7,699	@	King Pharmaceuticals, Inc.	130,267
10,054	@	Medco Health Solutions, Inc.	561,013
71,502		Merck & Co., Inc.	2,274,479
6,983		Mylan Laboratories	139,381
241,012		Pfizer, Inc.	5,620,399
48,320		Schering-Plough Corp.	1,007,472
3,328	@,L	Watson Pharmaceuticals, Inc.	108,193
43,886		Wyeth	2,021,828

			21,759,456

		Pipelines: 0.3%
9,319	@,L	Dynegy, Inc.	45,104
21,489	L	El Paso Corp.	261,306
3,425	L	Kinder Morgan, Inc.	314,929
18,616		Williams Cos., Inc.	431,333

			1,052,672

		Real Estate Investment Trust: 0.6%
3,047		Apartment Investment & Management Co.	115,390
6,890	L	Archstone-Smith Trust	288,622
13,372	L	Equity Office Properties Trust	405,573
9,332	L	Equity Residential	365,068
8,025		Prologis	374,928
2,700	L	Public Storage, Inc.	182,844
6,096	L	Simon Property Group LP	467,136
3,825		Vornado Realty Trust	319,273

			2,518,834

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Retail: 5.6%
5,850	@,L	Autonation, Inc.	$127,121
1,812	@	Autozone, Inc.	166,251
9,629	@	Bed Bath & Beyond, Inc.	348,088
13,365		Best Buy Co., Inc.	581,110
3,612	@,L	Big Lots, Inc.	43,380
5,345		Circuit City Stores, Inc.	120,744
15,435		Costco Wholesale Corp.	763,569
26,468		CVS Corp.	699,285
4,389		Darden Restaurants, Inc.	170,644
2,012		Dillard’s, Inc.	49,938
10,443		Dollar General Corp.	199,148
5,038		Family Dollar Stores, Inc.	124,892
8,902		Federated Department Stores	590,470
18,887		Gap, Inc./ The	333,167
69,453		Home Depot, Inc.	2,811,457
7,592		JC Penney Co., Inc.	422,115
11,223	@	Kohl’s Corp.	545,438
11,358		Limited Brands	253,851
25,566		Lowe’s Cos., Inc.	1,704,230
41,151		McDonald’s Corp.	1,387,612
7,214		Nordstrom, Inc.	269,804
10,099	@	Office Depot, Inc.	317,109
2,234		OfficeMax, Inc.	56,654
4,343	L	RadioShack Corp.	91,333
3,262	@	Sears Holding Corp.	376,859
23,954		Staples, Inc.	543,995
25,126	@	Starbucks Corp.	754,031
28,804		Target Corp.	1,583,356
4,633		Tiffany & Co.	177,398
15,025		TJX Cos., Inc.	349,031
81,678		Wal-Mart Stores, Inc.	3,822,530
33,092		Walgreen Co.	1,464,652
3,772	L	Wendy’s International, Inc.	208,441
9,305		Yum! Brands, Inc.	436,218

			21,893,921

		Savings & Loans: 0.6%
8,296	L	Golden West Financial Corp.	547,536
11,670		Sovereign Bancorp, Inc.	252,305
32,368		Washington Mutual, Inc.	1,408,008

			2,207,849

		Semiconductors: 3.1%
13,212	@,L	Advanced Micro Devices, Inc.	404,287
11,875	@,L	Altera Corp.	220,044
12,121		Analog Devices, Inc.	434,780
53,048		Applied Materials, Inc.	951,681
9,822	@	Applied Micro Circuits Corp.	25,243
9,454	@	Broadcom Corp.	445,756
13,420	@	Freescale Semiconductor, Inc.	337,781
197,122		Intel Corp.	4,920,164
6,459		Kla-Tencor Corp.	318,622
9,991		Linear Technology Corp.	360,375
12,285	@,L	LSI Logic Corp.	98,280
10,685		Maxim Integrated Products	387,224
20,040	L	Micron Technology, Inc.	266,732
11,332	L	National Semiconductor Corp.	294,405
4,439	@	Novellus Systems, Inc.	107,069
5,501	@	Nvidia Corp.	201,117
5,754	@,L	PMC — Sierra, Inc.	44,363
2,617	@	QLogic Corp.	85,079
6,167	@,L	Teradyne, Inc.	89,853
52,870		Texas Instruments, Inc.	1,695,541
11,382		Xilinx, Inc.	286,940

			11,975,336

		Software: 3.8%
19,656	L	Adobe Systems, Inc.	726,486
7,452		Autodesk, Inc.	320,063
18,901		Automatic Data Processing, Inc.	867,367
7,063	@	BMC Software, Inc.	144,721
5,766	@,L	Citrix Systems, Inc.	165,945
15,104		Computer Associates International, Inc.	425,782
12,326	@	Compuware Corp.	110,564
9,903	@,L	Electronic Arts, Inc.	518,026
24,981		First Data Corp.	1,074,433
6,033	@	Fiserv, Inc.	261,048
7,384		IMS Health, Inc.	184,009
5,788	@,L	Intuit, Inc.	308,500
2,703	@,L	Mercury Interactive Corp.	75,116
299,307		Microsoft Corp.	7,826,877
12,085	@	Novell, Inc.	106,711
122,794	@	Oracle Corp.	1,499,315
8,612	@	Parametric Technology Corp.	52,533
17,024	L	Siebel Systems, Inc.	180,114

			14,847,610

		Telecommunications: 5.4%
3,691	@,L	ADC Telecommunications, Inc.	82,457
12,519		Alltel Corp.	789,949
5,122	@,L	Andrew Corp.	54,959
127,904		AT&T, Inc.	3,132,369
13,837	@,L	Avaya, Inc.	147,641
59,666		BellSouth Corp.	1,616,949
4,280		CenturyTel, Inc.	141,925
18,228	@	Ciena Corp.	54,137
200,833	@	Cisco Systems, Inc.	3,438,261
11,170	L	Citizens Communications Co.	136,609
6,573	@,L	Comverse Technology, Inc.	174,776
49,826	@	Corning, Inc.	979,579
52,661	@,L	JDS Uniphase Corp.	124,280
144,723	@,L	Lucent Technologies, Inc.	384,963
81,435		Motorola, Inc.	1,839,617
53,757		Qualcomm, Inc.	2,315,852
49,682	@,L	Qwest Communications International, Inc.	280,703
5,020		Scientific-Atlanta, Inc.	216,211
96,599		Sprint Corp. — FON Group	2,256,553
14,720	@	Tellabs, Inc.	160,448
90,400		Verizon Communications, Inc.	2,722,848

			21,051,086

		Textiles: 0.0%
4,486		Cintas Corp.	184,733

			184,733

		Toys/ Games/ Hobbies: 0.1%
5,813	L	Hasbro, Inc.	117,306
13,280		Mattel, Inc.	210,090

			327,396

		Transportation: 1.6%
12,153		Burlington Northern Santa Fe Corp.	860,675
7,081		CSX Corp.	359,502
9,870		FedEx Corp.	1,020,459
13,179		Norfolk Southern Corp.	590,815
2,037		Ryder System, Inc.	83,558
8,609	L	Union Pacific Corp.	693,111
36,056		United Parcel Service, Inc.	2,709,608

			6,317,728

		Total Common Stock (Cost $336,407,220)	368,046,832

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STOCK INDEX PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

SHORT-TERM INVESTMENT: 16.2%
		Repurchase Agreement: 4.9%
$19,014,000	S	Goldman Sachs Repurchase Agreement dated 12/30/05, 4.250%, due 01/03/06, $19,022,979 to be received upon repurchase (Collateralized by $19,868,000 Federal National Mortgage Association, 4.610%, Market Value plus accrued interest $19,394,833 due 10/10/13)	$19,014,000

		Total Repurchase Agreement (Cost $19,014,000)	19,014,000

		Securities Lending CollateralCC: 11.3%
43,887,000		The Bank of New York Institutional Cash Reserves Fund	43,887,000

		Total Securities Lending Collateral (Cost $43,887,000)	43,887,000

		Total Short-Term Investments (Cost $62,901,000)	$62,901,000

Total Investments In Securities (Cost $399,308,220)*	111.0%	$430,947,832
Other Assets and Liabilities-Net	11.0	(42,763,697)

Net Assets	100.0%	$388,184,135

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $399,481,715. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$50,560,931
Gross Unrealized Depreciation	(19,094,814)

Net Unrealized Appreciation	$31,466,117

Information concerning open futures contracts at December 31, 2005 is shown below:

	No. of	Notional	Expiration	Unrealized
Long Contracts	Contracts	Market Value	Date	Gain (Loss)

S&P 500 FUT MAR06	63	19,763,100	03/16/06	$(186,001)

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Investors Trust was held May 26, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

To change the Portfolio’s sub-classification from that of a diversified portfolio to a non-diversified portfolio.

Results:*

			Shares
			Voted
			Against
			or	Shares	Broker	Total Shares
	Proposal	Shares Voted For	Withheld	Abstained	Non-Vote	Voted

ING Legg Mason Value Portfolio	1	30,293,115	4,181,500	2,457,737	—	36,932,352

*	Proposal 1 passed at this meeting.

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2005 were as follows:

Fund Name	Type	Per Share Amount

ING MFS Total Return Portfolio
Class A	NII	$0.4149
Class I	NII	$0.4588
Class S	NII	$0.4152
Class S2	NII	$0.4142
All Classes	STCG	$0.0402
All Classes	LTCG	$0.6168
ING Limited Maturity Bond Portfolio
Class I	NII	$0.5651
Class S	NII	$0.5259
All Classes	LTCG	$0.0307
ING PIMCO Core Bond Portfolio
Class S	NII	$0.3765
Class S2	NII	$0.3663
All Classes	STCG	$0.1019
ING PIMCO High Yield Portfolio
Class I	NII	$0.4918
Class S	NII	$0.7029
All Classes	STCG	$0.0247
ING International Portfolio
Class S	NII	$0.2537
Class S2	NII	$0.2524
All Classes	STCG	$0.1052
All Classes	LTCG	$0.4138
ING JPMorgan Emerging Markets Equity Portfolio
Class S	NII	$0.0091
Class S2	NII	$0.0113
ING Julius Baer Foreign Portfolio
Class I	NII	$0.0184
Class S	NII	$0.0097
Class S2	NII	$0.0045
All Classes	STCG	$0.6122
All Classes	LTCG	$0.4102
ING Marsico International Opportunities Portfolio
Class I	NII	$0.0211
Class S	NII	$0.0141
All Classes	STCG	$0.1587
ING VP Index Plus International Equity Portfolio
Class I	NII	$0.0488
Class S	NII	$0.0387
All Classes	STCG	$0.1851
ING Liquid Assets Portfolio
Class I	NII	$0.0300
Class S	NII	$0.0275
Class S2	NII	$0.0260
ING Eagle Asset Capital Appreciation Portfolio
Class S	NII	$0.2209
Class S2	NII	$0.2266
ING Evergreen Health Sciences Portfolio
Class S	NII	$0.0005
All Classes	STCG	$0.2903
All Classes	LTCG	$0.0595
ING Evergreen Omega Portfolio
Class I	NII	$0.0033
ING Janus Contrarian Portfolio
Class S	NII	$0.0077
Class S2	NII	$0.0088
ING JPMorgan Small Cap Equity Portfolio
All Classes	STCG	$0.6171
All Classes	LTCG	$0.6884
ING Legg Mason Value Portfolio
All Classes	LTCG	$0.0196
ING MFS Utilities Portfolio
Class I	NII	$0.0889
Class S	NII	$0.0792
All Classes	STCG	$0.2312
ING Oppenheimer Main Street Portfolio®
Class I	NII	$0.1996
Class S	NII	$0.1550
Class S2	NII	$0.1565
ING Pioneer Fund Portfolio
Class I	NII	$0.0493
Class S	NII	$0.0429
All Classes	STCG	$0.0023

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2005, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING MFS Total Return Portfolio	45.38%
ING International Portfolio	0.54%
ING Julius Baer Foreign Portfolio	0.02%
ING Eagle Asset Capital Appreciation Portfolio	99.94%
ING Evergreen Health Sciences Portfolio	12.35%
ING Evergreen Omega Portfolio	100.00%
ING Janus Contrarian Portfolio	96.14%
ING JPMorgan Small Cap Equity Portfolio	6.60%
ING MFS Utilities Portfolio	14.80%
ING Oppenheimer Main Street Portfolio®	100.00%
ING Pioneer Fund Portfolio	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2005:

	Foreign Taxes	Per Share
	Paid	Amount

ING International Portfolio	$383,954	$0.0212
ING JPMorgan Emerging Markets Equity Portfolio	$329,959	$0.0115
ING Marsico International Opportunities Portfolio	$36,171	$0.0023
ING VP Index Plus International Equity Portfolio	$5,866	$0.0021

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under US generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 — Present	Unemployed. Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 1997 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 1997 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present) and Executive Vice President, Frontier Insurance Group, Inc. (September 1998 — March 2001).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 — Present	Retired.

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Trustee	February 2002 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	172	None
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	None
R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	172	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	172	Assured Guaranty Ltd. (November 2003 — Present).
Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	BestPrep (September 1991 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	172	Progressive Capital Accumulation Trust (August 1998 — Present); Principled Equity Market Trust (November 1996 — Present), Mercy Endowment Foundation (September 1995 — Present); Asian American Bank and Trust Company (June 1992 — Present); and Notre Dame Health Care Center (July 1991 — Present).
Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	AmeriGas Propane, Inc. (January 1998 — Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 — Present	Retired. Formerly, Vice President — Finance and Administration, The Channel Corporation (June 1996 — April 2002). Formerly, Trustee, First Choice Funds (February 1997 — April 2001).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	February 2002 — Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 — Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 — December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 — December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 — September 2001).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	Touchstone Consulting Group (June 1997 — Present); and Jim Henson Legacy (April 1994 — Present).

Trustees who are “Interested Persons”:
Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	212	Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 — Present).
John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	212	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	President and Chief Executive Officer Chief Operating Officer	March 2003 — Present March 2003 — Present	President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 — Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 — December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 47	Executive Vice President	March 2003 — Present	Executive Vice President (December 2001 — Present) and formerly Chief Compliance Officer, ING Investments, LLC (October 2004 — December 2005), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 55	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present) and Chief Investment Risk Officer (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 50	Chief Compliance Officer	January 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and ING Investment LLC and Directed Services, Inc. (January 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director, Financial Reporting, ING Investments, LLC (March 2001 — September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 — January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	January 2003 — Present May 1999 — Present	Senior Vice President (August 1999 — Present) and Assistant Secretary (October 2001 — Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 41	Senior Vice President	November 2003 — Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 — January 2001).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 38	Vice President and Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President, ING Investments, LLC (February 2003 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Mary Bea Wilkinson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2003 — Present	Head of Strategic Relationships, ING U.S. Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden America Life Insurance Company of New York (1997 — 2000).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 47	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President	March 2005 — Present	Vice President, ING Fund Services, LLC (April 2005 — Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 — April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 — April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 — March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 29	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Assistant Vice President	September 2004 — Present	Assistant Vice President, ING Funds Services, LLC (August 2004 — Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 32	Assistant Secretary	September 2004 — Present	Supervisor, Board Operations, ING Funds Services, LLC (August 2003 — Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 — August 2003); Associate, PricewaterhouseCoopers (January 2001 — August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 — December 2000).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the Investment Management Agreements and Advisory Contracts (the “Advisory Contracts”) between Directed Services, Inc. or ING Investments, LLC (the “Adviser”) and the Portfolios and the Portfolio Management Agreements and Sub-Advisory Contracts (“Sub-Advisory Contracts”) with the sub-advisers to the Portfolios (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing Advisory and Sub-Advisory Contracts and to approve new advisory arrangements. Among the measures the Board implemented was to: retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Portfolios’ Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Portfolio-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review

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of Advisory and Sub-Advisory Contracts. Certain of this information for a representative sample of Funds in the ING Funds complex was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of each Portfolio. The Investment Review Committees also meet regularly with the Adviser and periodically with the Portfolios’ Sub-Advisers. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information about the Adviser and Sub-Advisers to the Portfolios provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Portfolio that provide information about the performance and expenses of the Portfolio and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Form ADV for the Adviser and each Sub-Adviser to the Portfolios; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

For each Portfolio except ING Stock Index Portfolio, the Portfolio’s Class I shares were used for purposes of certain comparisons to the funds in the Selected Peer Group. Class S shares were selected, as general matter, so that the Portfolio class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. Class I was selected for ING Stock Index Portfolio because it is the only class available for comparison for this Portfolio. The mutual funds chosen for inclusion in a Portfolio’s Selected Peer group were selected based upon criteria designed to mirror the Portfolio class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board considered the techniques that the Adviser developed, in response to the direction of the Board, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Portfolios. The Board also noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and Committee members with their assessment of the investment performance of the Portfolios. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key

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factors underlying investment performance for the Portfolios.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers, and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes intended to assist performance of the Portfolios. These changes have historically included modifications in personnel responsible for managing a Portfolio and/or changes in the Sub-Adviser to a Portfolio.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of such Funds, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the Portfolios through re-negotiated arrangements with the Portfolios’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the Fund complex more efficient by reducing the number of Portfolios through reorganizations of similar Portfolios.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board evaluated the Adviser’s and Sub-Advisers’ regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. For larger Portfolios, the Board also considered the adequacy of the resources committed to the Portfolios by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of larger Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to the Portfolio’s shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Portfolio FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will

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be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Portfolios. For Portfolios that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

Information about Services to Other Clients

The Board requested, and in many instances received and, if so, considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Portfolios, the Board considered the underlying rationale provided by the Adviser and Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their examination of advisory fees, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to

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implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in expense caps or management fee rates; the addition of further breakpoints to fee schedules; reductions in 12b-1 fees payable by a Portfolio; the merger of certain Portfolios with and into comparable Portfolios; changes to the Sub-Adviser or portfolio manager managing a Portfolio; and enhancements to the resources available to a Sub-Adviser when managing a Portfolio. The Independent Trustees requested these adjustments largely on the basis of: (a) a Portfolio’s performance, as compared to its Selected Peer Group; (b) the performance of a Portfolio, as compared to its benchmarks; or (c) a Portfolio’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentive to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Portfolio below and, in the case of non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING MFS Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, one-, three-and five-year periods but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, the year-to-date period, and the one- and five-year periods but underperformed for the three-year period; and (3) the Portfolio is ranked in the first (highest) quintile for the one-year and five-year periods and in the second quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MFS Total Return Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING Limited Maturity Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the one-, three- and five-year periods; (2) the Portfolio underperformed its primary benchmark for the one-year period but outperformed its primary benchmark for the year-to-date, three- and five-year periods; and (3) the Portfolio is ranked in the third quintile for the most recent calendar quarter, year-to-date, and one-year periods and in the second quintile for the three- and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Limited Maturity Bond Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Core Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Core Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one- and three-year periods, but underperformed for the five-year period; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, year-to-date, one- and three-year periods, but underperformed for the five-year period; and (3) the Portfolio is ranked in the fifth (lowest) quintile for the five-year period, in the third quintile for the three-year period, in the second quintile for the one-year period, and in the first (highest) quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING PIMCO Core Bond Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING PIMCO Core Bond Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given

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different weight to different individual factors and related conclusions.

ING PIMCO High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its benchmark for all periods presented; and (2) the Portfolio is ranked in the first (highest) quintile for the most recent calendar quarter, year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING PIMCO High Yield Portfolio, the Board took into account the factors described above and also considered (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the one- and three-year periods.

In analyzing this performance data, the Board took into account the actions that the Portfolio’s sub-adviser, ING Investment Management Co. (“ING IM”), had taken to improve the Portfolio’s performance, including: (1) upgrades in the quantitative screens and ranking models ING IM employs in managing ING International Portfolio; (2) the addition to the portfolio management team of a senior Japan/ Asia analyst in July 2005; (3) access to certain global research capabilities of affiliates of ING IM that are intended to enhance fundamental analysis relevant to the Portfolio; and (4) Management’s views as to improvements in ING IM’s risk strategies for the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING International Portfolio, as compared to its Selected Peer Group, including that: (a) the unified management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s Sub-Adviser made internal changes in order to enhance the Portfolio’s performance, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio in order to assess whether performance improves as a result of the changes that have been implemented; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is

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reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the calendar quarter ended June 30, 2005, but underperformed for the year-to-date, and the one-, three- and five-year periods; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the three-and five-year periods, in the fourth quintile for the year-to-date and one-year periods, and in the first (highest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account that, to address concerns about long-term performance, in April 2005 J.P. Morgan assumed responsibility for the day-to-day management of the Portfolio. The Board noted that, since the change in Sub-Adviser, the Portfolio has outperformed its primary benchmark and Morningstar category median.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Emerging Markets Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to the funds in its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) J.P. Morgan became the Portfolio’s Sub-Adviser in April 2005, and it is reasonable to allow J.P. Morgan to continue to manage the Portfolio to assess Portfolio performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Julius Baer Foreign Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Julius Baer Foreign Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date and one-year periods, but underperformed its primary benchmark for the three-year period; and (2) the Portfolio is ranked in the second quintile for the three-year period, and in the first (highest) quintile for the most recent calendar quarter, year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Julius Baer Foreign Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management

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fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Marsico International Opportunities Portfolio

At its November 10, 2004 meeting, the Board considered and approved the creation and launch of ING Marsico International Opportunities Portfolio. The Board also approved the plans and agreements, including Advisory and Sub-Advisory Contracts, necessary to establish the new Portfolio.

In considering the approval of the advisory arrangements for ING Marsico International Opportunities Portfolio, the Board considered several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolio under the Advisory Contract, including the Adviser’s experience as a manager-of-managers overseeing Sub-Advisers; (2) the nature and quality of the services to be provided by Marsico Capital Management, LLC (“Marsico”) under the Sub-Advisory Contract; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the Advisory Contract in light of the services provided to the Portfolio and the profitability to the Adviser when sub-advisory fees payable by the Adviser are taken into account; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser and Marsico; (6) the expenses borne by shareholders; and (7) the Adviser’s and Marsico’s compliance capabilities, which are demonstrated by, among other things, their respective policies and procedures designed to prevent violations of the Federal securities laws.

In its discussions regarding the Advisory Contract, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling. The Board determined, among other things, that: (1) the management fee payable to the Adviser by ING Marsico International Opportunities Portfolio is competitive with that of its proposed Selected Peer Group; and (2) the expense ratio for ING Marsico International Opportunities Portfolio is competitive with that of its proposed Selected Peer Group.

In reviewing the Sub-Advisory Contract with Marsico, the Board also considered the following: (1) the Adviser’s view of the reputation of Marsico; (2) Marsico’s strength in the international large cap growth style, demonstrated by the performance of its proprietary international large cap growth fund and other accounts managed in a style substantially similar to that in which ING Marsico International Opportunities Portfolio would be managed; (3) Marsico’s ability to enhance the ING Funds product line-up and to provide sufficient capacity in the international large cap growth style to support future growth in the Portfolio’s assets; (4) the nature and quality of the services provided by Marsico; (5) the fairness of the compensation under the Sub-Advisory Contract in light of the service to be provided and the profitability of the Adviser, as the Portfolio’s adviser; (6) prior performance of similar accounts managed by Marsico with comparable investment objectives and strategies to the Portfolio, including comparisons of against its proposed Selected Peer Group, the Lipper International Multi-Cap Growth Category Average, the Morningstar Foreign Large Growth Category Average, and the MSCI EAFE Index; (7) the qualifications of the personnel, portfolio management capabilities, and investment methodologies of Marsico, including the background and experience of the portfolio manager who will provide day-to-day management of the Portfolio; (8) Marsico’s operations and compliance program, including its policies with respect to trade allocation and brokerage practices, proxy voting policies and procedures, and procedures intended to assure compliance with the Federal securities laws; (9) Marsico’s financial condition; (10) the costs for the services to be provided by Marsico and the fact that these costs will be paid by the Adviser and not directly from the Portfolio; (11) the appropriateness of the selection of Marsico in light of the Portfolio’s investment objective and prospective investor base; and (11) Marsico’s Code of Ethics, which has previously been approved for other Series of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Trust, and related procedures for complying with that Code.

Based upon its review, the Board determined that the Advisory Contract and the Sub-Advisory Contract are in the best interest of ING Marsico International Opportunities Portfolio and its shareholders and that the fees payable under each advisory arrangement are fair and reasonable.

ING VP Index Plus International Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP Index Plus International Equity Portfolio, the Board considered that the Portfolio was launched on July 29, 2005 and had no operating history as of June 30, 2005.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP Index Plus International Equity Portfolio, the Board took into account the factors described above and also considered (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in July 2005 and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess Portfolio performance; and (4) the sub-advisory fee rate payable to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Liquid Assets Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the one-, three- and five year periods; and (2) the Portfolio is ranked in the first (highest) quintile for the one-, three- and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Liquid Assets Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Eagle Asset Capital Appreciation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Eagle Asset Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and three-year periods, but outperformed for the one- and five-year periods; and (2) the Portfolio is ranked in the fourth quintile for the three-year period, in the third quintile for the one-year period, and in the second quintile for the five-year period. In analyzing this performance data, the Board also considered Management’s representations that, in May 2004 Eagle Asset Management changed the portfolio management team and modified the Portfolio’s investment strategies to enhance the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Eagle Asset Capital Appreciation Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Eagle Asset Capital Appreciation Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Sub-Adviser made changes to the portfolio management team managing the Portfolio and modified the Portfolio’s investment strategy in an effort to address the Portfolio’s relative underperformance, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio in order to assess whether performance improves as a result of the changes that have been implemented; and (4) the sub-advisory fee payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Evergreen Health Sciences Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Evergreen Health Sciences Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its benchmark for the most recent calendar quarter, but underperformed for the one-year period; and (2) the Portfolio is ranked in the third quintile for the year-to-date and one-year periods. In considering this performance data, the Board took into account that the Portfolio launched in May 2004, and therefore had a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Evergreen Health Sciences Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board; and (4) the Portfolio was launched in May 2004, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Evergreen Omega Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Evergreen Omega Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its benchmark for all periods presented; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the year-to-date and one-year periods, and in the fourth quintile for the most recent calendar quarter. In considering this performance data, the Board took into account that the Portfolio launched in May 2004, and therefore had a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Evergreen Omega Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio was launched in May 2004 and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Janus Contrarian Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Janus Contrarian Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, one- and three-year periods and underperformed its Morningstar category median for the year-to-date period; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, year-to-date, one- and three-year periods; and (3) the Portfolio is ranked in the fourth quintile for the year-to-date period, and in the first (highest) quintile for the one- and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Janus Contrarian Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Small Cap Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Small Cap Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, the one- and three-year periods but underperformed its Morningstar category median for the year-to-date period; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, year-to-date, one- and three-year periods; and (3) the Portfolio is ranked in the third quintile for the year-to-date period, in the second quintile for the three-year period and in the first (highest) quintile for the most recent quarter and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Small Cap Equity Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Legg Mason Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Legg Mason Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter but underperformed its Morningstar category median and its primary benchmark for the year-to-date, one- and three year periods; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the year-to-date and three-year periods, in the fourth quintile for the one-year period and the first (highest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account the following: (1) in May of 2004 Legg Mason Funds Management, Inc. assumed responsibility for the day-to-day management of the Portfolio; and (2) the Portfolio’s investment strategy was also changed in May 2004 to reflect the investment approach of the new Sub-Adviser.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Legg Mason Value Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) in May 2004 there was a change in the Sub-Adviser to the Portfolio and a corresponding investment strategy change, and it is reasonable to permit the new Sub-Adviser to continue to manage the Portfolio for a reasonable period of time to assess performance, particularly in view of the improvement in the Portfolio’s short-term performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Marsico Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one- and three-year periods, but underperformed for the five-year period; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, year-to-date, one- and three-year periods, but underperformed for the five-year period; and (3) the Portfolio is ranked in the fourth quintile for the five-year period and in the first (highest) quintile for the most recent calendar quarter, year-to-date, one- and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Marsico Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Marsico Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the year-to-date, one- and five-year periods and in the third quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio generated favorable performance for the first two calendar years since the current portfolio manager assumed responsibility for the Portfolio; and (2) Management’s analysis regarding the negative effect that stock selection and allocation to the healthcare sector had on year-to-date performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MFS Mid Cap Growth Portfolio, the Board took into account the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING MFS Mid Cap Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Main Street Portfolio®

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Main Street Portfolio®, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for the three- and five-year periods, but outperformed for the year-to-date and one-year periods; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three- and five-year periods; and (3) the Portfolio is ranked in the fifth (lowest) quintile for the five-year period, in the fourth quintile for the three-year period and in the third quintile for the most recent calendar quarter, year-to-date and one-year periods.

In analyzing this performance data, the Board took into account that, to address concerns about long-term performance, in November 2004 OppenheimerFunds, Inc. assumed responsibility for the day-to-day management of the Portfolio, and the Portfolio’s investment strategy also was revised to accommodate the new Sub-Adviser. The Board also noted that since the change in Sub-Adviser and investment strategy, the Portfolio’s performance has shown improvement.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Oppenheimer Main Street Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Oppenheimer Main Street Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in November 2004 there was a change in Sub-Adviser to the Portfolio and a corresponding modification of the Portfolio’s investment strategy, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio in order to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Pioneer Fund Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Fund Portfolio, the Board considered that the Portfolio was launched on April 29, 2005 and has less than one calendar quarter of operating history.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Pioneer Fund Portfolio, the Board took into account the factors described above and also considered (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio was launched in April 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Mid Cap Value Portfolio, the Board considered that the Portfolio was launched on April 29, 2005 and has less than one calendar quarter of operating history.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Pioneer Mid Cap Value Portfolio, the Board took into account the factors described above and also considered (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio was launched in April 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF
INVESTMENT ADVISORY AND SUB-ADVISORY
CONTRACTS

Section 15 of the 1940 mandates that, when a new or existing series of the Trust enters into a new advisory and/or sub-advisory arrangement, the Trustees, including a majority of the Independent Directors/ Trustees, must approve the new Advisory and Sub-Advisory Contracts with respect to that series. As discussed below, new Advisory and or Sub-Advisory contracts were approved for each of the series of the Trust set out below.

The Board’s consideration of the new advisory and sub-advisory arrangements related to these Portfolios

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

is discussed below. In considering the Advisory and Sub-Advisory Contracts for the Portfolios, the Board members considered a number of factors they believed, in light of the legal advice furnished to them by K&LNG, their independent legal counsel, and their own business judgment, to be relevant. Based on these considerations, the Board determined to approve the Advisory and Sub-Advisory Contracts for the Portfolios.

ING JPMorgan Value Opportunities Portfolio

At its January 6, 2005 meeting, the Board considered and approved the creation and launch of ING JPMorgan Value Opportunities Portfolio. The Board also approved the plans and agreements, including Advisory and Sub-Advisory Contracts, necessary to establish the new Portfolio.

In considering the approval of the advisory arrangements for ING JPMorgan Value Opportunities Portfolio, the Board considered several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolio under the Advisory Contract, including the Adviser’s experience as a manager-of-managers overseeing Sub-Advisers; (2) the nature and quality of the services to be provided by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) under the Sub-Advisory Contract; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the Advisory Contract in light of the services provided to the Portfolio and the profitability to the Adviser when sub-advisory fees payable by the Adviser are taken into account; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser and J.P. Morgan; (6) the estimated expenses to be borne by shareholders; and (7) the Adviser’s and J.P. Morgan’s compliance capabilities, which are demonstrated by, among other things, their respective policies and procedures designed to prevent violations of the Federal securities laws.

In its discussions regarding the Advisory Contract, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling. The Board determined, among other things, that: (1) the proposed management fee payable to the Adviser by ING JPMorgan Value Opportunities Portfolio is competitive with that of its proposed Selected Peer Group; and (2) the proposed expense ratio for ING JPMorgan Value Opportunities Portfolio is competitive with that of its proposed Selected Peer Group.

In reviewing the Sub-Advisory Contract with J.P. Morgan, the Board, including a majority of the Independent Trustees, considered the performance of the JPMorgan Large Cap Value Strategy Composite, a composite including performance data for JPMorgan Value Opportunities Fund, a proprietary fund managed by J.P. Morgan, and other accounts managed by the current managers of JPMorgan Value Opportunities Fund, for the latest three-month and one-year cumulative total return and the three-year and since-inception annualized total return as well as the three-month cumulative return, calendar year-end total return data as of the end of each of the three most recent calendar years. The Board also considered factors, including, but not limited to, the following: (1) the process employed by J.P. Morgan in managing value funds, the consistency of that process over time, and measures used to address the risks of value funds; (2) the Adviser’s view of the reputation of J.P. Morgan; (3) J.P. Morgan’s experience and skill in managing value funds, including J.P. Morgan’s performance track record with other comparable accounts as well as its performance as compared to the Russell 1000 Value® Index; (4) the nature and quality of the services to be provided by J.P. Morgan; (5) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided; (6) J.P. Morgan’s track record in managing the risks and volatility inherent in value funds; (7) the qualifications of J.P. Morgan’s personnel, portfolio management capabilities and investment methodologies; (8) J.P. Morgan’s operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (9) J.P. Morgan’s financial condition; (10) the costs for the services to be provided by J.P. Morgan and the fact that these costs will be paid by the Adviser and not directly by ING JPMorgan Value Opportunities Portfolio; (11) the consistency in investment style and portfolio turnover rates experienced over time by other value funds managed by J.P. Morgan; (12) the appropriateness of the selection of J.P. Morgan and the employment of the proposed investment strategy in light of ING JPMorgan Value Opportunities Portfolio’s investment objective and its prospective investor base; (13) J.P. Morgan’s Code of Ethics and related procedures for complying therewith; and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(14) economies of scale issues, including the effect of breakpoints in the sub-advisory in the context of the Adviser’s profitability. The Board also considered the management fee to be retained by the Adviser for its oversight and monitoring services that will be provided to ING JPMorgan Value Opportunities Portfolio.

Based upon its review, the Board determined that the Advisory Contract and the Advisory Contract are in the best interest of ING JPMorgan Value Opportunities Portfolio and its shareholders and that the fees payable under each advisory arrangement are fair and reasonable.

ING MFS Utilities Portfolio

At its January 6, 2005 meeting, the Board considered and approved the creation and launch of ING JPMorgan Value Opportunities Portfolio. The Board also approved the plans and agreements, including Advisory and Sub-Advisory Contracts, necessary to establish the new Portfolio.

In considering the approval of the advisory arrangements for ING MFS Utilities Portfolio, the Board considered several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolio under the Advisory Contract and the Adviser’s experience as a manager-of-mangers overseeing Sub-Advisers; (2) the nature and quality of the services to be provided by Massachusetts Financial Services Company (“MFS”) under the Sub-Advisory Contract; (3) the Adviser’s reputation within the industry; (4) the fairness of the compensation under the Advisory Contract in light of the services provided to the Portfolio and the Adviser’s profitability when the payment of sub-advisory fees to MFS is taken into account; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser and MFS; (6) the estimated expenses to be borne by shareholders and (7) the Adviser’s and MFS’ compliance capabilities, as demonstrated by, among other things, their respective policies and procedures designed to prevent violations of the Federal securities laws.

In its discussions on the Advisory Contract, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling. The Board determined, among other things, that: (1) the proposed management fee payable to the Adviser by ING MFS Utilities Portfolio is competitive with that of its proposed Selected Peer Group; and (2) the proposed expense ratio for ING MFS Utilities Portfolio is competitive with that of its proposed Selected Peer Group.

In reviewing the Sub-Advisory Contract with MFS, the Board, including a majority of the Independent Trustees, considered the performance of the MFS Utilities Fund, a fund managed in the a style similar to that in which ING MFS Utilities Portfolio would be managed, for the year-to-date and calendar year-end total return data as of the end of each of the three most recent calendar years as well as the three-month, year-to-date, and one-year cumulative total return and three-year annualized return. The Board also considered factors, including, but not limited to, the following: (1) the process employed by MFS in managing a sector fund, the consistency of that process over time, and measures used to address the risks of a sector fund; (2) the Adviser’s view of the reputation of MFS; (3) MFS’ experience and skill in managing a utilities sector fund, including MFS’ performance track record with the MFS Utilities Fund, MFS’ proprietary fund managed in a style similar to that in which the Portfolio would be managed; (4) the nature and quality of the services to be provided by MFS; (5) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided; (6) MFS’ track record in managing the risks and volatility inherent in sector funds; (7) the qualifications of MFS’ personnel, portfolio management capabilities and investment methodologies; (8) MFS’ operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (9) MFS’ financial condition; (10) the costs for the services to be provided by MFS and the fact that these costs will be paid by the Adviser and not directly by ING MFS Utilities Portfolio; (11) the consistency in investment style and portfolio turnover rates experienced over time by MFS Utilities Fund; (12) the appropriateness of the selection of MFS and the employment of the proposed investment strategy in light of ING MFS Utilities Portfolio’s investment objective and its prospective investor base; and (13) MFS’ Code of Ethics and related procedures for complying therewith; and (14) the Board also considered economies of scale issues including breakpoints in the portfolio management fee in considering the Adviser’s profitability. The Board also considered the management fee to be retained by the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Adviser for its oversight and monitoring services that will be provided to ING MFS Utilities Portfolio.

Based upon its review, the Board determined that the Advisory Contract and the Sub-Advisory Contract are in the best interest of ING MFS Utilities Portfolio and its shareholders and that the fees payable under each advisory arrangement are fair and reasonable.

ING Stock Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Stock Index Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, and one-year period; (2) the Portfolio underperformed its primary benchmark for the one-year period, but outperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in the third quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Stock Index Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberations, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Manager
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110
Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT1AISS2 (1205-022506)

Funds

Annual Report

December 31, 2005

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

Balanced Funds

• ING T. Rowe Price Capital Appreciation Portfolio
• ING UBS U.S. Allocation Portfolio (formerly, ING UBS
  U.S. Balanced Portfolio)

International/Global Funds

• ING Templeton Global Growth Portfolio (formerly,
  ING Capital Guardian Managed Global Portfolio)
• ING Van Kampen Global Franchise Portfolio

Stock Funds

• ING AllianceBernstein Mid Cap Growth Portfolio
  (formerly, ING Alliance Mid Cap Growth Portfolio)
• ING Capital Guardian Small/Mid Cap Portfolio
  (formerly, ING Capital Guardian Small Cap Portfolio)
• ING Capital Guardian U.S. Equities Portfolio
  (formerly, ING Capital Guardian Large Cap Value Portfolio)
• ING FMRSM Diversified Mid Cap Portfolio
• ING FMRSM Earnings Growth Portfolio
• ING Global Resources Portfolio (formerly, ING
  Hard Assets Portfolio)
• ING Goldman Sachs TollkeeperSM Portfolio
• ING Lord Abbett Affiliated Portfolio (formerly,
  ING Salomon Brothers Investors Portfolio)
• ING Mercury Large Cap Growth Portfolio
• ING Mercury Large Cap Value Portfolio
  (formerly, ING Mercury Focus Value Portfolio)
• ING Salomon Brothers All Cap Portfolio
• ING T. Rowe Price Equity Income Portfolio
• ING Van Kampen Equity Growth Portfolio
• ING Van Kampen Growth and Income Portfolio
• ING Van Kampen Real Estate Portfolio
• ING Wells Fargo Mid Cap Disciplined Portfolio
  (formerly, ING Jennison Equity Opportunities
  Portfolio)
• ING Wells Fargo Small Cap Disciplined Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.1 In other words, the majority of investment opportunities are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.
On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1     MSCI December, 2005

1

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed-income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, which were on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 Index reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets, Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the

2

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Japanese corporations and banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks in the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risks. The Portfolio is managed by an Investment Advisory Committee, chaired by Stephen W. Boesel, Portfolio Manager, T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 7.74% compared to the Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index, the Lehman Brothers Government/Credit Bond Index, and the Composite Index (60% S&P 500/40% Lehman Brothers Aggregate Bond Index), which returned 4.91%, 2.37%, and 4.00%, respectively, for the same period.

Portfolio Specifics: Strength in the Portfolio’s stock allocation and minimal exposure to a weak bond market were primary factors in the performance for the 12-month period. Portfolio holdings in traditional value sectors of energy, financials, and utilities yielded strong returns. Cash balance was relatively high because of strong inflows to the Portfolio and because cash was preferred to extended exposure in the bond market. Convertible bonds yielded the weakest results for the Portfolio over the year.

Energy issues continued to dominate performance for the year, despite a fourth-quarter pullback tied to the decline in oil prices

Investment Types

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

from record highs earlier in the year. The major area of weakness in stocks was the consumer discretionary sector, with disappointments from media and automobile stocks.

Insurance stocks fueled the Portfolio’s performance, benefiting from an extension of pricing increases following the Gulf Coast hurricanes in the fall. Genworth, Assurant, and Prudential were among the top absolute contributors for the year. Exposure to capital markets stocks, namely brokers Charles Schwab and Lehman Brothers, helped results, as did the spin-off of Ameriprise financial planner from American Express. The Portfolio remains overweight in insurance issues, and underweight in less-promising bank stocks.

Oil and gas stocks drove the dominant energy sector. Despite a pullback in the third quarter, major holding Amerada Hess was the top absolute contributor to Portfolio performance. Other companies contributing strongly to this sector were Murphy Oil, Imperial Oil, and Devon Energy.

While all asset classes posted positive returns for the year, convertible bonds and consumer discretionary stocks were areas of weakness. The convertibles portion was the weakest, largely impacted by our purchase, the largest of the year, of a General Motors bond that subsequently slipped in price. But we believe the yield-to-put on this bond is extremely attractive, outweighing short-term weakness in the underlying stock, which is under pressure from investor concerns that the automaker may declare bankruptcy. Several convertibles, including Corning and Loews Corp., were

Top Ten Industries*
as of December 31, 2005
(as a percent of net assets)

Insurance	12.3%

Media	7.3%

Pharmaceuticals	7.1%

Diversified Financial Services	4.8%

Electric	4.5%

Oil and Gas	4.4%

Software	4.0%

Miscellaneous Manufacturing	3.6%

Telecommunications	3.6%

Mining	3.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

called, but produced positive returns for the Portfolio.

Media stocks weighed on consumer discretionary sector performance. Newspapers such as the Washington Post and the New York Times struggled with declining circulation and depressed advertising revenues. Other media companies, such as Comcast and Time Warner, also detracted from overall results.

Current Strategy and Outlook: Reflecting a more uncertain economic environment, stemming from rising interest rates, the sustained high price of oil, and a general slowing of growth, we plan to take a more cautious stance in 2006. The equity portion of the Portfolio continues near all-time highs, and we expect to reduce some of that exposure. Convertible bonds were weak in 2005, creating some attractive valuations, and we look to add to that group. We continue to overweight insurance stocks. Despite weakness of our media stocks, we believe in their core assets and unique content, and expect to maintain our positions.

4

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception		Since Inception		Since Inception
				Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	December 16, 2003		May 2, 2003		September 9, 2002

Class ADV	7.33%	—	—	13.27%		—		—
Class I	8.03%	—	—	—		17.56%		—
Class S	7.74%	11.68%	12.40%	—		—		—
Class S2	7.59%	—	—	—		—		14.86%
S&P 500 Index(1)	4.91%	0.54%	9.07%	7.86	%(3)	14.29	%(4)	11.72	%(5)
Lehman Brothers U.S. Government/ Credit Bond Index (2)	2.37%	6.11%	6.17%	3.28	%(3)	3.17	%(4)	4.56	%(5)
Composite Index (60% S&P 500 Index/ 40% Lehman Brothers Aggregate Bond Index)	4.00%	2.99%	8.25%	6.31	%(3)	9.86	%(4)	8.93	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Capital Appreciation Portfolio against the S&P 500 Index, Lehman Brothers U.S. Government/ Credit Bond Index and the Composite Index. The indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)The Lehman Brothers U.S. Government/Credit Intermediate Bond Index is a widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.

(3)Since inception performance of the Index is shown from January 1, 2004.

(4)Since inception performance of the Index is shown from May 1, 2003.

(5)Since inception performance of the Index is shown from September 1, 2002.

5

ING UBS U.S. ALLOCATION PORTFOLIO
(FORMERLY, ING UBS U.S. BALANCED PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

The ING UBS U.S. Allocation Portfolio (formerly, ING UBS U.S. Balanced Portfolio, the “Portfolio”) seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments. The Portfolio is managed by an investment management team led by Brian D. Singer, Portfolio Manager, UBS Global Asset Management (Americas) Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 6.52% compared to the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Cash Pay Index, and the Composite Index, which returned 6.12%, 2.43%, 2.81%, and 4.94%, respectively, for the same period.

Portfolio Specifics: For the first three quarters of 2005, many investors seemed to express concern over the overall health of the economy, the potential for inflation, and rising interest rates.

Investment Types

as of December 31, 2005
(as a percent of net assets)

Common Stock	62.3%

U.S. Government Agency Obligations	19.4%

Investment Companies	7.0%

U.S. Treasury Obligations	5.3%

Corporate Bonds/ Notes	3.6%

Collateralized Mortgage Obligations	3.3%

Asset-Backed Securities	0.9%

Other Bonds	0.1%

Other Assets and Liabilities, Net*	(1.9)%

     * Includes securities lending collateral.

Portfolio holdings are subject to change daily.

These fears proved to be overblown, and a number of factors combined to drive a year-end market rally: Ben Bernanke was named as the successor to Alan Greenspan as Chairman of the Federal Reserve (the “Fed”); oil prices dropped back into the $60 range, coming off their record highs of over $70 a barrel earlier in the year; corporate profitability remained robust; and consumer confidence, after soaring in November, climbed again in December. While the economy’s growth is slowing (but still strong), the market seems to believe the Fed has established an implicit cap of 4.5% or 4.75% for short-term rates, after raising rates twice in the quarter to bring the federal funds rate to 4.25%. In addition, housing is holding up, staving off concerns, at least for the near term, of the bursting of the much discussed “housing bubble.”

Equities ultimately rallied in the fourth quarter, posting positive returns for the year. The biggest gains tended to come from “quality” large-cap securities, to which the Portfolio had a significant exposure. In this environment, stock selection within our equity holdings added value, as did our overweight position. Bond markets struggled throughout the year, and our security selection within fixed income was a detractor from returns, although it was mitigated somewhat by our underweight position and our allocation within the fixed-income sectors, particularly our overweight position in cash.

Current Strategy and Outlook: In our opinion, the U.S. economy is expanding at a moderate rate, inflation is under control and the consumer has spending capacity. Given this scenario, our strategy for the year ahead is largely a continuation of our current approach, emphasizing the bottom-up search for valuation opportunities in sectors and specific stocks. We have limited factor bets at present, since most of the opportunities available in the current market are in fact more bottom-up in nature.

Top Ten Industries*

as of December 31, 2005
(as a percent of net assets)

Federal National Mortgage Association	9.9%

Diversified Financial Services	9.8%

Investment Companies	7.0%

Pharmaceuticals	6.6%

Banks	5.4%

Software	3.6%

Electric	3.2%

Healthcare – Services	2.9%

Telecommunications	2.8%

U.S. Treasury Bonds	2.8%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

Fixed-income markets continue to appear overvalued, although perhaps not as significantly as earlier in the year. We maintain our underweight position to fixed-income, and the high-yield sector in particular, while continuing to hold an overweight position in cash.

6

ING UBS U.S. ALLOCATION PORTFOLIO
(FORMERLY, ING UBS U.S. BALANCED PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception
			of Class S		of Class S2
	1 Year	5 Year	October 2, 2000		June 3, 2003

Class S	6.52%	2.13%	0.85%		—
Class S2	6.34%	—	—		10.50%
Russell 3000 Index(1)	6.12%	1.58%	(0.30	)%(4)	13.91	%(5)
Lehman Brothers U.S. Aggregate Bond Index(2)	2.43%	5.87%	6.42	%(4)	2.59	%(5)
Merrill Lynch High Yield Cash Pay Index(3)	2.81%	8.75%	7.50	%(4)	9.68	%(5)
Composite Index (65% — Russell 3000 Index/30% — Lehman Brothers U.S. Aggregate Bond Index/5% — Merrill Lynch High Yield Cash Pay Index)	4.94%	3.22%	0.91	%(4)	11.51	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Allocation Portfolio against the Russell 3000 Index, the Lehman Brothers U.S. Aggregate Bond Index, the Merrill Lynch High Yield Cash Pay Index and the Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 3000 Index is composed of 3,000 large U.S. companies, as determined by market capitalization.

(2)The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(3)The Merrill Lynch High Yield Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issue have a term to maturity of at least one year.

(4)Since inception performance of the Index is shown from October 1, 2000.

(5)Since inception performance of the Index is shown from June 1, 2003.

7

ING TEMPLETON GLOBAL GROWTH PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

The ING Templeton Global Growth Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Mr. Murdo Murchison, CFA and Executive Vice President, Jeffery A. Everett, CFA and President, and Lisa F. Myers, CFA and Vice President, Templeton Global Advisors Limited — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 9.88% compared to the Morgan Stanley Capital International (“MSCI”) World® Index and MSCI All Country World® Index, which returned 10.02% and 11.37%, respectively, for the same period.

Portfolio Specifics: In the first eleven months of 2005 the Portfolio under performed both indices. The main reasons were unfavorable stock selection in the US and in Financials, most prominently Fannie Mae and Freddie Mac. Stock selection in the Materials sector also detracted as did an over weighting in Telecoms, the weakest sector. In the latter case however, despite disappointing performance from UK mobile operator Vodaphone, the loss was recovered by favorable stock selection. An over weighting to and stock selection in Japan benefited performance. In December the Portfolio out performed the indices mainly due to stock selection especially in Information Technology. The Sub-Adviser assumed responsibility for the Portfolio on December 5, 2005. The Portfolio primarily invests in stocks and seeks diversification by country and industry. Stocks are selected for the Portfolio on the basis of the Sub-Adviser’s assessment of their potential long-term value and on the basis of fundamental, “bottom-up” research conducted by the Templeton team of global equity analysts.

At the end of the reporting period, the Portfolio had an overweighted allocation to the media and pharmaceuticals industries, relative to its

Country Allocation
as of December 31, 2005
(as a percent of net assets)

United States	35.2%

United Kingdom	15.0%

Japan	9.9%

Germany	6.6%

Switzerland	6.0%

Netherlands	5.9%

Bermuda	4.7%

France	3.0%

Italy	2.1%

Finland	2.0%

Spain	2.0%

Less than 2.0% Countries(1)	7.6%

Other Assets and Liabilities, Net*	0.0%

Total	100.0%

*	Includes securities lending collateral.
(1)	Includes seven countries, which each represents less than 2.0% of net assets.

Portfolio holdings are subject to change daily.

primary benchmark index, the MSCI World® Index. In the media sector, the largest holding was News Corp, which has interests in film, television, publishing and satellite broadcasting. Other holdings included Reed Elsevier, an Anglo-Dutch legal and scientific publisher, and Interpublic, one of the world’s largest advertising agencies. In pharmaceuticals, recent purchases included Merck and Pfizer in the U.S. Both stocks have underperformed substantially in the past five years and traded on low price-to-earnings ratios and high dividend yields, reflecting widespread pessimism surrounding the prospects for the U.S. pharmaceuticals industry. Consistent with the Templeton value philosophy, we believe this pessimism represents an opportunity.

The Portfolio had approximately 42% of its assets invested in Europe, with holdings in the U.K. (15%), Germany (7%) and Switzerland (6%), at period-end. Recent purchases included BMW, the German auto manufacturer and Munich Re Group, the German insurance company. Our U.K. allocation was dominated by holdings in telecommunications giant Vodafone Group, two major oil companies, BP and Royal Dutch Shell, and Royal Bank of Scotland. Swiss holdings included UBS, the investment bank with one of the world’s leading private banking franchises, and Nestle, the food producer.

Approximately 10% of the Portfolio’s net assets were invested in Japan on December 31, 2005. Export-related holdings included Sony, Nintendo and Konica Minolta Holdings, while domestic Japanese positions included Mitsubishi Tokyo Financial Group, which is one of Japan’s largest banks, and KDDI, a mobile telephone operator. Elsewhere in Asia, the Portfolio invested in South Korea, with purchases of Kookmin Bank and Samsung Electronics, and in Hong Kong via ownership of conglomerates Cheung Kong Holdings and Swire Pacific.

Current Strategy and Outlook: Our strategy is to invest in a diversified portfolio of stocks that we believe are undervalued on a five-year time horizon. We continue to focus on identifying individual companies that we believe have the potential to generate favorable long-term returns.

Templeton Global Advisors Limited will manage the Portfolio effective December 5, 2005. Prior to December 5, 2005, the Portfolio was managed by Capital Guardian Trust Company and had different principal investment strategies. Capital Guardian Trust Company managed the Portfolio from February 1, 2000 through December 2, 2005. Performance prior to February 1, 2000 is attributable to a different portfolio manager.

Top Ten Industries*

as of December 31, 2005
(as a percent of net assets)

Pharmaceuticals	10.1%

Banks	8.9%

Insurance	8.8%

Media	8.6%

Miscellaneous Manufacturing	8.1%

Telecommunications	6.3%

Oil and Gas	5.4%

Forest Products and Paper	4.2%

Commercial Services	3.7%

Electric	3.4%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligations.
Portfolio holdings are subject to change daily.

8

ING TEMPLETON GLOBAL GROWTH PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception
				of Class S2
	1 Year	5 Year	10 Year	September 9, 2002

Class S	9.88%	3.16%	10.25%	—
Class S2	9.78%	—	—	17.48%
MSCI World Index(1)	10.02%	2.64%	7.47%	15.72	%(3)
MSCI All Country World Index(2)	11.37%	3.41%	7.44%	16.56	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Global Growth Portfolio against the MSCI World Index and the MSCI All Country World Index. The indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

(2)The MSCI All Country World Index is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(3)Since inception performance of the Index is shown from September 1, 2002.

9

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Van Kampen Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Van Kampen’s Global Franchise team. Current team members include Hassan Elmasry, Managing Director of the Sub-Adviser; Ewa Borowska, Executive Director of the Sub-Adviser; Michael Allison and Paras Dodhia, Vice Presidents of the Sub-Adviser; and Jayson Vowles, Senior Associate of the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 11.30% compared to the Morgan Stanley Capital International (“MSCI”) World® Index, which returned 10.02% for the same period.

Portfolio Specifics: Despite stubbornly high oil prices and concerns about rising global inflation, improving economic outlooks drove the strong performance of global markets in the 12-month period ended December 31, 2005. After languishing for some time, European economic growth appeared strong enough for the European Central Bank to raise interest rates, in an effort to stave off inflation. Exports remained a significant driver of growth, due to vigorous demand from China, Eastern Europe and the United States. In the United States, rising interest rates,

Country Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

mounting inflationary pressures and the Gulf Coast hurricanes seemed at times to threaten the economy’s pace. Nonetheless, corporate profits remained healthy, consumer data reflected resilience and the U.S. stock market held its ground. Japan, which is part of the Portfolio’s universe (the MSCI World® Index) but historically has not been heavily represented in the Portfolio, contributed significantly to the overall performance of global markets due to a series of positive economic and political developments. Energy, materials and utilities were the strongest performing sectors within the benchmark. The weakest performing sectors were telecommunication services, consumer discretionary and information technology.

On a sector basis, the Portfolio’s relative return benefited from our selection in the consumer staples and industrials sectors, as well as zero allocations to the telecommunication services and information technology sectors (both of which lagged in the benchmark return). In contrast, media stocks and a lack of exposure to the energy sector (one of the benchmark’s best performing groups) detracted from the Portfolio’s relative results.

Current Strategy: Our discipline relies on the rigorous research of long-term company fundamentals. We do not base our investment decisions on predictions of macroeconomic trends. We remain focused on the Global Franchise philosophy of exceptional quality at compelling value. We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high-quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield.

Industries of Portfolio

as of December 31, 2005
(as a percent of net assets)

Agriculture	21.6%

Food	17.8%

Pharmaceuticals	16.8%

Media	10.5%

Household Products/ Wares	10.4%

Beverages	8.6%

Commercial Services	3.8%

Leisure Time	2.4%

Advertising	2.1%

Machinery — Diversified	0.2%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligations.

Portfolio holdings are subject to change daily.

10

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception	Since Inception
		of Class S	of Class S2
	1 Year	May 1, 2002	September 9, 2002

Class S	11.30%	9.89%	—
Class S2	11.19%	—	13.17%
MSCI World Index(1)	10.02%	9.74%	15.72	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Global Franchise Portfolio against the MSCI World Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The MSCI World Index is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(2)Since inception performance of the Index is shown from September 1, 2002.

11

ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
(FORMERLY, ING ALLIANCE MID CAP GROWTH PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

The ING AllianceBernstein Mid Cap Growth Portfolio (formerly, Alliance Mid Cap Growth Portfolio, the “Portfolio”) seeks long-term total return. The Portfolio is managed by Catherine Wood, Senior Vice President and Portfolio Manager, Alliance Capital Management L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 6.85% compared to the Russell MidCap Growth Index, which returned 12.10% for the same period.

Portfolio Specifics: In 2005, the equity markets produced moderate returns, helped by a strong fourth quarter rally. Energy prices rose for much of the year, initially on concerns that supply would not be adequate to meet rising demand from countries such as China and later in reaction to an unusually severe hurricane season in the US. Many feared the rise in the price of oil and other commodities would eventually fuel core inflation, a fear that has yet to materialize. The Federal Reserve, for its part, continued to remove its monetary accommodation at a measured pace, weighing increased commodity prices with a general lack of pricing power for consumer companies.

The portfolio underperformed the benchmark for the full year, an event attributable to both stock selection and sector allocation decisions. Our decision to underweight the Energy sector was the primary detractor, with the overweight in Technology detracting from performance as well. The Portfolio was most positively

Industry Allocation
as of December 31, 2005
(as a percent of net assets)

Internet	17.0%

Semiconductors	17.0%

Telecommunications	12.9%

Biotechnology	8.8%

Diversified Financial Services	7.0%

Healthcare — Products	6.5%

Software	5.6%

Retail	5.2%

Electronics	3.9%

Media	3.3%

Commercial Services	2.8%

Lodging	2.8%

Computers	2.3%

Industries less than 2.0%(1)	4.9%

Other Assets and Liabilities, Net*	0.0%

Total	100.0%

*	Includes securities lending collateral.
(1)	Includes five industries, which each represents less than 2.0% of net assets.

Portfolio holdings subject to change daily.

impacted by a slight underweight in the Producer Durables sector and the overweight in the Utilities sector.

Stock selection also contributed to the Portfolio’s underperformance for the year on a relative basis. The stocks that detracted most from performance were not concentrated in any given theme. The largest detraction came from Shanda Interactive, which underperformed as investors were concerned about the company’s decision to offer some of its games as free-to-play, charging only for in-game items and value-added services. The next largest detractor was Apollo Group, which declined after federal investigations into the online education industry and on concerns that the company is experiencing slowing enrollment growth among its core working adult market.

Cerus made the strongest contribution to performance, after showing improving fundamentals in its blood-transfusion business as well as the continued development of its cancer vaccine program. Ameritrade was the next largest contributor with the stock appreciating after the company announced plans to acquire TD Waterhouse USA, bringing consolidation to the online brokerage space.

Current Strategy and Outlook: Looking ahead to 2006, investors have a great deal to consider. For the first time since 1987, the Federal Reserve will have a different chairman, and investors will soon discover whether speculation that the Fed might be set to pause its tightening cycle, was warranted. The shape of the yield curve raises its own set of questions, with prior occurrences of an inverted yield curve often preceding a recession. The overall health of the economy is also in question following a year that was impacted favorably by potentially fading stimulants such as a surge in automobile production, a robust housing market, and post-hurricane related building activity. It remains to be seen whether such catalysts will persist in 2006 or if new agents of growth will emerge. Energy prices have remained stubbornly

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Silicon Laboratories, Inc.	4.2%

Level-3 Communications	4.1%

Kla-Tencor Corp.	4.0%

Juniper Networks, Inc.	3.8%

Xm Satellite Radio, Inc.	3.3%

Affymetrix, Inc.	3.1%

Navteq Corp.	3.0%

JDS Uniphase Corp.	2.9%

Wynn Resorts Ltd.	2.8%

Apollo Group, Inc.	2.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

high, despite signs of ample supply and moderating demand. Lower energy prices would be welcomed by consumers and would serve as an offset to the housing market, which shows signs of moderating throughout the country. The Portfolio remains positioned for a scenario of moderating energy prices, benign inflation, a resilient consumer, and a significant capital spending cycle.

12

ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
(FORMERLY, ING ALLIANCE MID CAP GROWTH PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception		Since Inception
			of Class I		of Class S		of Class S2
	1 Year	5 Year	May 13, 2005		August 14, 1998		September 9, 2002

Class I	—	—	22.97%		—		—
Class S	6.85%	5.18%	—		5.42%		—
Class S2	6.64%	—	—		—		27.96%
Russell MidCap Growth Index(1)	12.10%	1.38%	18.70	% (2)	6.31	%(3)	20.39	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING AllianceBernstein Mid Cap Growth Portfolio against the Russell MidCap Growth Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell MidCap Growth Index consists of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(2)Since inception performance of the Index is shown from May 1, 2005.

(3)Since inception performance of the Index is shown from August 1, 1998.

(4)Since inception performance of the Index is shown from September 1, 2002.

13

ING CAPITAL GUARDIAN SMALL/ MID CAP PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

The ING Capital Guardian Small/ Mid Cap Portfolio* (formerly, ING Capital Guardian Small Cap Portfolio, the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Theodore R. Samuels, Senior Vice President and Director, Karen A. Miller, Senior Vice President, James S. Kang, Vice President, Kathryn M. Peters, Vice President, and Lawrence R. Solomon, Senior Vice President, all with portfolio management responsibilities for Capital Guardian Trust Company — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of -1.02% compared to the Russell MidCap® Index, the Custom Russell 2800 Index, and Russell 2000® Index, which returned 12.65%, 10.61%, and 4.55%, respectively, for the same period.

Portfolio Specifics: During the first four months of 2005, the Portfolio Class S shares provided a total return of -12.64%. Shortly thereafter, the Portfolio changed its investment strategy to invest in small and mid cap securities.

A rally in November helped stocks achieve gains for the quarter, bringing results for the full year into respectable territory. Equity markets were supported all year by solid corporate results and strong economic growth despite the economy being tested by higher energy prices, devastating hurricanes and rising short-term interest rates. Mid-cap stocks provided better returns than small-cap, as larger companies within the product universe tended to have better returns. Small- and mid-cap securities have substantially outperformed large-caps since the inception of the Portfolio eight months ago.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Semiconductors	7.8%

Miscellaneous Manufacturing	7.2%

Electronics	5.2%

Pharmaceuticals	4.9%

Banks	4.8%

Computers	4.5%

Real Estate Investment Trust	4.2%

Airlines	3.4%

Retail	3.4%

Commercial Services	3.2%

Biotechnology	3.1%

Lodging	3.1%

Industries between 2.0% – 3.0%(1)	19.5%

Industries less than 2.0%(2)	25.7%

Other Assets and Liabilities, Net*	0.0%

Total	100.0%

*	Includes securities lending collateral.
(1)	Includes eight industries, which each represents 2.0% – 3.0% of net assets.
(2)	Includes thirty industries, which each represents less than 2.0% of net assets.

Portfolio holdings are subject to change daily.

Economically sensitive stocks had better returns than defensive stocks since the inception of the Portfolio. The largest gains within the Russell 2800 came from the energy, telecommunication service, and information technology sectors, while the consumer discretionary, consumer staple, and utility sectors lagged the index.

After a strong start, the Portfolio ended the year down versus its benchmark. The main detractor from results was stock selection in the information technology sector. The names that detracted the most during the period were International Rectifier, Lexmark International and Gateway Inc. Portfolio results were also dampened by stock selection in the consumer discretionary and industrial sector. Within the industrial sector, the majority of the negative impact came from the Portfolio’s holdings in Delta Air Lines and Northwest Airlines, while negative returns within the consumer discretionary sector were focused in select media and hotel stocks.

Portfolio results were helped by good stock selection in the health care sector, with strong returns from stocks such as Amylin Pharmaceuticals, Vicuron Pharmaceutical, and Allergan Inc. Elsewhere, results were helped by stock selection in the consumer staple and telecommunication service sectors.

The Portfolio’s emphasis on small cap stocks had little effect on relative performance.

Current Strategy and Outlook: The Portfolio currently has an emphasis on small-cap stocks. This is due to bottom-up stock selection and not a top-down decision. However, we keep a watchful eye on macro themes within equity markets. Several years ago, small-cap valuations were significantly cheaper than valuations for large caps. Today, small caps are somewhat more expensive by most measures.

That view, however, is not unanimous. The structural advantages that large companies once held over small companies have diminished. Technology has removed some the competitive advantages of larger companies. The disintegration of companies such as Enron and the humbling of formerly large companies such as AT&T have also lifted the

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

ESCO Technologies, Inc.	2.1%

International Rectifier Corp.	2.0%

Tennant Co.	1.8%

Furniture Brands International, Inc.	1.7%

Campbell Soup Co.	1.7%

Georgia Gulf Corp.	1.6%

Flextronics International Ltd	1.6%

Fluor Corp.	1.5%

Cooper Industries Ltd.	1.5%

DaVita, Inc.	1.5%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

air of invincibility surrounding large companies. Our analysts have further noted that small- and mid-size companies have been increasingly able to attract high-quality management.

* Prior to May 1, 2005, the Portfolio’s strategy was to invest at least 80% of its assets in small cap securities, as opposed to the current policy of small and mid cap securities.

14

ING CAPITAL GUARDIAN SMALL/ MID CAP PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception
			of Class S		of Class S2
	1 Year	5 Year	January 3, 1996		September 9, 2002

Class S	(1.02)%	1.87%	8.03%		—
Class S2	(1.19)%	—	—		12.18%
Russell 2000 Index(1)	4.55%	8.22%	9.26	%(4)	19.19	%(5)
Russell MidCap Index(2)	12.65%	8.45%	12.49	%(4)	20.43	%(5)
Russell 2800 Index(3)	10.61%	8.39%	11.65	%(4)	20.10	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Capital Guardian Small/Mid Cap Portfolio against the indices. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

(2)The Russell MidCap® Index measures the performance of the Smallest 800 companies in the Russell 1000 Index.

(3)The custom Russell 2800 Index is defined as the combination of the Russell 2000® and the Russell MidCap® Indices.

(4)Since inception performance of the Index is shown from January 1, 1996.

(5)Since inception performance of the Index is shown from September 1, 2002.

15

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

The ING Capital Guardian U.S. Equities Portfolio (formerly, ING Capital Guardian Large Cap Value Portfolio, the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by Karen A. Miller, Senior Vice President, Michael R. Ericksen, Senior Vice President and Portfolio Manager, David Fisher, Chairman of the Board of Capital Guardian Group International, Inc. and Capital Guardian, Theodore Samuels, Senior Vice President and Director, Eugene P. Stein, Executive Vice President, Director, Portfolio Manager, and Chairman of the Investment Committee, Terry Berkemeier, Senior Vice President, and Alan J. Wilson, Senior Vice President and Director, all with portfolio management responsibilities for Capital Guardian Trust Company — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 6.19% compared to the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, which returned 4.91% for the same period.

Portfolio Specifics: A rally late in the year brought results for the full year into respectable territory. Equity markets were supported all year by solid corporate results and strong economic growth. Profits grew at a double-digit pace for the third consecutive year, while economic growth exceeded expectations despite being tested by higher energy prices, devastating hurricanes and rising short-term interest rates.

The Portfolio outperformed its benchmark in 2005 due mainly to strong stock selection in the health care sector. The top contributors within the health care sector represented two of the top ten holdings

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Pharmaceuticals	12.0%

Diversified Financial Services	8.4%

Semiconductors	7.9%

Miscellaneous Manufacturing	6.2%

Telecommunications	5.5%

Retail	5.0%

Software	4.5%

Computers	3.9%

Oil and Gas	3.6%

Savings and Loans	3.2%

Food	2.9%

Industries between 2.0% – 2.7%(1)	16.9%

Industries less than 2.0%(2)	20.0%

Other Assets and Liabilities, Net*	0.0%

Total	100.0%

*	Includes securities lending collateral.

(1)	Includes seven industries, which each represents 2.0% – 2.7% of net assets.
(2)	Includes twenty industries, which each represents less than 2.0% of net assets.

Portfolio holdings are subject to change daily.

in the Portfolio (Astrazeneca and Allergan) as well as Israel-based Teva Pharmaceutical, Wellpoint Incorporated, and Amgen. During the later stages of the year, we reduced our exposure to health care somewhat on strength, though we continue to still be overweight relative to the index.

The Portfolio also benefited from strong stock selection in the information technology sector, where it is also overweight relative to the index. We feel that certain industry leaders represented in the Portfolio such as Google, KLA-Tencor, and Intel are gaining market share and this is not yet reflected in their valuations. In the semi-conductor equipment area, we own a number of companies for their highly proprietary products and inexpensive valuations. We believe we are entering a cyclical recovery for semiconductors and that a move toward flash memory will require new investment on the part of fabricators.

Results were also helped by good allocation in the energy sector, where we have emphasized oil services rather than integrated oil companies. Top contributors within the energy sector included Unocal Corporation, Schlumberger, Ltd., and Transocean Incorporated.

The top overall detractor for the year was stock selection in the financial sector. Our positions in government-sponsored mortgage providers hurt results, as continued uncertainty over their future regulatory oversight caused these stocks to decline. Other areas that detracted from returns during the year were stock selection in the material and utility sectors.

Current Strategy and Outlook: The domestic economy, which proved irrepressible in 2005, will face more challenges in 2006. It remains to be seen whether energy costs will dent profit margins in some industries or if they will be passed on to consumers (who are already being pinched by higher transportation and heating costs) and register in core inflation figures. Fiscal policy will be constrained by the large budget deficit, though that deficit is shrinking thanks to better-than-expected receipts. Monetary policy is not tight, but it is no longer accommodative.

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

SLM Corp.	3.0%

General Electric Co.	2.9%

AstraZeneca PLC ADR	2.8%

JPMorgan Chase & Co.	2.6%

Forest Laboratories, Inc.	2.5%

Allergan, Inc.	2.3%

Lowe’s Cos., Inc.	2.2%

Microsoft Corp.	2.1%

Royal Dutch Shell PLC ADR	1.8%

Wells Fargo & Co.	1.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Countering that, equity valuations appear reasonable — long-term interest rates are low and profits are healthy. Corporations have accumulated cash, and while some is being used to increase dividends and repurchase shares, some will likely be spent on capital investments and employment. Putting idle cash to work should improve the return on equity for many companies.

16

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception	Since Inception
			of Class S	of Class S2
	1 Year	5 Year	February 1, 2000	September 9, 2002

Class S	6.19%	3.11%	3.77%	—
Class S2	6.13%	—	—	16.23%
S&P 500 Index(1)	4.91%	0.54%	(0.28)%	11.72	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Capital Guardian U.S. Equities Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)Since inception performance of the Index is shown from September 1, 2002.

17

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING FMR Diversified Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Tom Allen, Vice President and Portfolio Manager, Fidelity Management & Research Company (“FMR”) — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 16.90% compared to the Standard & Poor’s (“S&P”) MidCap 400 Index, which returned 12.56% for the same period.

Portfolio Specifics: Pessimism abounded in 2005 as news flow was flush with stories related to high energy prices, increasing interest rates, inflation fears, and a collapsing housing market. Meanwhile, corporate profits remained robust, consumers continued to spend, and the economy remained on solid footing. The net effect was a stock market that did not make a meaningful move in any direction. The S&P 500 Index rose 4.9% during the year. The Fed continued its “measured pace” of rate increases, boosting the Fed Funds Rate eight times during the year. Despite the Fed’s increases, long-term rates remained stubbornly low. The price of oil dominated headlines during the year as it was up more than 60% at one point during the year before retreating toward year-end. This was a boon to energy companies, the returns of which far outpaced that of the rest of the market. In this environment, the Portfolio outperformed the S&P MidCap 400 Index. The Portfolio’s overweighted position in energy was the largest contributor

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

to relative performance, as oil and natural gas prices crept higher through much of the one-year period. Favorable security selection in the energy sector also helped relative performance, as the Portfolio favored oil refiners, which outperformed the rest of the sector. Also contributing to relative performance was favorable security selection in the materials sector, where the Portfolio emphasized a few precious metals stocks that performed well. On the negative side, detractors from relative performance included an overweighted position and unfavorable security selection in the consumer staples sector, where the Portfolio owned a few food and agricultural companies that performed poorly. Elsewhere, technology stocks also detracted from relative performance, as the Portfolio experienced unfavorable security selection in the technology hardware industry.

As for Current Strategy and Outlook: The Sub-Adviser normally invests at least 80% of the Portfolio’s assets in securities of companies with medium market capitalizations.

Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Sub-Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400 IndexTM (“S&P MidCap 400 IndexTM”). A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment.

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Newmont Mining Corp.	1.8%

Rockwell Automation, Inc.	1.5%

Assurant, Inc.	1.5%

Nabors Industries Ltd.	1.4%

Thermo Electron Corp.	1.4%

Consol Energy, Inc.	1.4%

Freeport-McMoRan Copper & Gold, Inc.	1.3%

Covance, Inc.	1.2%

Harsco Corp.	1.2%

CDW Corp.	1.2%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of the index. The Sub-Adviser may also invest the Portfolio’s assets in companies with smaller or larger market capitalizations.

The Sub-Adviser may invest up to 25% of the Portfolio’s assets in securities of foreign issuers, including emerging markets securities, in addition to securities of domestic issuers.

The Sub-Adviser is not constrained by any particular investment style. At any given time, the Sub-Adviser may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Sub-Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

18

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception		Since Inception
			of Class I		of Class S		of Class S2
	1 Year	5 Year	August 15, 2005		October 2, 2000		September 9, 2002

Class I	—	—	6.17%		—		—
Class S	16.90%	7.83%	—		7.27%		—
Class S2	16.76%	—	—		—		20.34%
S&P MidCap 400 Index(1)	12.56%	8.60%	2.98	%(2)	7.37	%(3)	17.88	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRSM Diversified Mid Cap Portfolio against the S&P MidCap 400 Index. The Index is unmanaged and has no cash in its portfolio, impose no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2)Since inception performance of the Index is shown from August 1, 2005.

(3)Since inception performance of the Index is shown from October 1, 2000.

(4)Since inception performance of the Index is shown from September 1, 2002.

19

ING FMRSM EARNINGS GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING FMR Earnings Growth Portfolio (the “Portfolio”) seeks growth of capital over the long term. The Portfolio is managed by Joseph W. Day, Vice President and Portfolio Manager, Fidelity Management & Research Company (“FMR”) — the Sub-Adviser.

Performance: From April 29, 2005 (inception date of the Portfolio) through December 31, 2005, the Portfolio’s Class I shares provided a total return of 6.41% compared to the Russell 1000 Growth Index, which returned 11.88% for the same period.

Portfolio Specifics: Most major U.S. domestic equity benchmarks registered positive returns in the fourth quarter of 2005. In a reversal of a pattern that has persisted for years, large cap stocks outperformed small cap stocks, and growth stocks, as measured by the NASDAQ Composite Index, narrowly beat the S&P 500. Market advances were driven by continued earnings gains among U.S. companies, and a relatively resilient economic landscape. Against this backdrop, the Portfolio underperformed the Russell 1000 Growth Index. Security selection in technology, health care and consumer discretionary stocks detracted from relative results, while security selection in energy and materials stocks contributed to relative results. Among technology issues, the

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Portfolio avoided a maker of portable music devices that rallied on strong demand for its products. In the health care sector, the Portfolio lost relative to the group by overweighting a large pharmaceutical company that declined amid an uninspiring new product pipeline. Finally, the Portfolio owned shares of a satellite radio company that declined, in part, on concerns that a major American auto maker may install fewer units in its new cars in the future. Contributing to returns was security selection among energy stocks. The Portfolio also benefited from security selection in materials stocks. Specifically, it owned a maker of agricultural products that posted better-than-expected earnings on strong seed and herbicide sales.

As for Current Strategy and Outlook: The fund invests in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/ earnings (P/E) or price/ book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have

Top Ten Holdings**

as of December 31, 2005
(as a percent of net assets)

Microsoft Corp.	4.9%

General Electric Co.	4.9%

Intel Corp.	3.4%

Johnson & Johnson	3.1%

Procter & Gamble Co.	2.9%

Wal-Mart Stores, Inc.	2.5%

UnitedHealth Group, Inc.	2.4%

Cisco Systems, Inc.	2.3%

American International Group, Inc.	2.3%

Texas Instruments, Inc.	2.1%

Portfolio holdings are subject to change daily.

a strong industry or market position. The stocks of these companies are often called “growth” stocks.

The Sub-Adviser may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, the Sub-Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

20

ING FMRSM EARNINGS GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2005

	Since Inception		Since Inception		Since Inception
	of Class I		of Class S		of Class S2
	April 29, 2005		May 4, 2005		June 1, 2005

Class I	6.41%		—		—
Class S	—		5.00%		—
Class S2	—		—		1.37%
Russell 1000® Growth Index(1)	11.88	%(2)	11.88	%(2)	6.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMR Earnings Growth Portfolio against the Russell 1000® Growth Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2)Since inception performance of the Index is shown from May 1, 2005.

21

ING GLOBAL RESOURCES PORTFOLIO
(FORMERLY, ING HARD ASSETS PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

The ING Global Resources Portfolio (formerly, ING Hard Assets Portfolio, the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by John Payne, Investment Manager, Baring International Investment Limited — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 37.73% compared to the Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index, the Morgan Stanley Capital International (“MSCI”) All Country World® Index, and the Goldman Sachs Natural Resources Index, which returned 4.91%, 11.37%, and 36.53%, respectively, for the same period.

Portfolio Specifics: The strength in base metal prices, which saw the copper price appreciate to over $2/lb by the end of 2005, coupled with the Portfolio overweight to the sector, contributed to the total return exceeding 40%. The Portfolio’s holding in copper equities appreciated 31% during the period. For example, the holding in First Quantum appreciated 52%. The Portfolio also saw strong performance from holdings in the nickel and zinc sectors on the back of the stronger physical commodity prices.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

In the first quarter of 2005, the 72% increase in the iron ore price settlement saw portfolio equity holdings in this sector appreciate 52%. In addition, the Portfolio’s holdings in the diversified miners such as BHP Billiton also benefited from the strength in the iron ore and base metal prices.

The Portfolio held an overweight position in the energy sector for most of 2005, while the West Texas Intermediate (“WTI”) crude oil price averaged U$5750/bl, which was well above market expectations. WTI spiked to over $70/bl on the back of Hurricanes Katrina and Rita in late summer, but the price was also supported by geopolitical tension in the Middle East. This maintained a bullish investment environment for our overweight holding in this sector. Of particular note was the 128% appreciation in our holding in U.S. refiner Valero Energy and the 132% appreciation in Canadian Exploration & Production company Canadian Natural Resources. High oil prices stimulated interest in alternate forms of energy production. The Portfolio’s holding in uranium producer Cameco Corp. appreciated 37% as market interest re-focused on the resurgence of interest in nuclear power generation. The Portfolio’s exposure to the North American and Emerging Market energy companies, especially those in Russia and Brazil, was particularly bullish for our performance from this sector.

The rally in the gold price in the second half of the year, to a high of $545/oz, helped our overweight to the sector appreciate 4.2% in 2005. The Portfolio’s holding in Australian copper and gold

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Burlington Resources, Inc.	5.4%

Western Gas Resources, Inc.	4.5%

XTO Energy, Inc.	4.3%

Neste Oil Oyj	4.2%

Freeport-McMoRan Copper and Gold, Inc.	4.2%

Petroleo Brasileiro SA	4.0%

OAO Gazprom ADR	4.0%

Kazakhmys PLC	3.9%

Lihir Gold Ltd.	3.8%

Cameco Corp.	3.7%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

producer Oxiana Ltd benefited from the strength in both the copper and gold price, and appreciated 25%.

Current Strategy and Outlook: The outlook for the commodity markets in general in 2006 is very positive. We are particularly bullish on base and precious metals where fundamental supply and demand continues to favor higher prices. In the energy sector, while we believe that crude oil prices will remain firm, we see limited catalyst for prices to show a sustainable rally above the $70/bbl level. The Portfolio has been positioned for this view.

22

ING GLOBAL RESOURCES PORTFOLIO
(FORMERLY, ING HARD ASSETS PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception		Since Inception
				of Class I		of Class S2
	1 Year	5 Year	10 Year	July 2, 2003		September 9, 2002

Class I	38.08%	—	—	32.48%		—
Class S	37.73%	14.59%	8.74%	—		—
Class S2	37.54%	—	—	—		26.93%
S&P 500 Index(1)	4.91%	0.54%	9.07%	12.40	% (4)	11.72	%(5)
MSCI All Country World Index(2)	11.37%	3.41%	7.44%	19.31	% (4)	16.56	%(5)
Goldman Sachs Natural Resources Index (3)(6)	36.53%	10.74%	—	33.66	% (4)	26.99	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Resources Portfolio against the S&P 500 Index, MSCI All Country World Index, Goldman Sachs Natural Resources Index, and Russell 2000 Index. The indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)The MSCI All Country World Index is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(3)Goldman Sachs Natural Resources Index is a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

(4)Since inception performance of the Index is shown from July 1, 2003.

(5)Since inception performance of the Index is shown from September 1, 2002.

(6)The Index commenced August, 1996.

23

ING GOLDMAN SACHS TOLLKEEPERSM PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Goldman Sachs Tollkeeper Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by a team of investment professionals, Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 1.91% compared to the NASDAQ Composite Index, the Standard & Poor’s 500 Composite Stock Price® Index, and the Goldman Sachs Internet Index, which returned 2.12%, 4.91%, and 15.12%, respectively, over the same period.

Portfolio Specifics: Iron Mountain Inc. (4.2% of the Portfolio) was a strong performer during the year. Shares of Iron Mountain, one of the market leaders in records and information management, were up on the heels of a strong earnings release, which exceeded expectations as profits nearly doubled. Strength was driven by better margins, pricing gains, and growth in free cash flow. Toward the end of the year, Iron Mountain also raised guidance for 2005, citing continued improvement in the company’s fundamentals and sustained growth in its newer digital archive business segment.

In the media industry, Cablevision Systems Corp.’s (0%) stock rose sharply after the Dolan family announced that it intended to take the business private for approximately $8 billion. Under the terms of the deal, investors would have received $21 for each share of Cablevision owned plus shares in Rainbow Media, which consists of properties such as Madison Square Garden, the New York Knicks and Rangers, as well as cable networks American Movie Classics (AMC), Women’s Entertainment

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

(WE), and Independent Film Channel (IFC). Upon the market’s positive reaction to the news, we exited our position and were not negatively affected by the Dolan family’s decision to rescind the offer.

On the positive side in technology, Google Inc. (3.4%) and Salesforce.com Inc. (2.6%) significantly contributed to returns. Salesforce.com, a leading provider of on-demand customer relationship management services and software, continued to execute strongly, adding 43,000 net subscribers during the year. Google’s stock climbed higher during the period as the company released its third quarter earnings that revealed a seven-fold increase from last year. New products such as instant messaging and improvements to Google Maps were credited for attracting higher volumes of traffic to the company’s website. In addition, we believe Google increased its advertising clout and strengthened its bond with Time Warner’s America Online unit by buying a 5% stake in the company. Google continues to be the dominant market share leader with a commanding 45% share of all U.S. Internet searches. Maintaining our favorable opinion of Google’s prospects, but minding our valuation discipline, we trimmed the position towards the end of the year.

Detractors from returns included weak performance by Dolby Laboratories, Inc. (2.5%), and Dell, Inc. (4.4%). Investors reacted negatively to Dolby’s lowered guidance based on weaker royalty reports. The company said that the slowdown in traditional DVD players, the slower than expected switch to next generation players, and the lack of a High-Definition (HD) standard, had a negative impact on short-term performance. We believe the company’s

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Microsoft Corp.	5.7%

Cisco Systems, Inc.	4.6%

American Tower Corp.	4.4%

Dell, Inc.	4.4%

Linear Technology Corp.	4.4%

Iron Mountain, Inc.	4.2%

Tessera Technologies, Inc.	4.2%

First Data Corp.	4.0%

Qualcomm, Inc.	3.9%

Avocent Corp.	3.9%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

long-term fundamentals remain intact and the company should see improving sales after an HD standard is determined and next generation DVD players ramp. At the beginning of November 2005, Dell lowered its earnings guidance for its recently completed fiscal third quarter, driving its stock down. The reduced expectations for growth were attributed to restructuring and faulty computer component charges. Although Dell is in the midst of a turnaround, refocusing on profitability versus volume, we do not believe that its business model is broken. As Dell works through some of its near-term issues, we believe the market will realize that some of the problems facing Dell are transitional, and are not all secular in nature.

Current Strategy and Outlook: We have pared the number of stocks in the Portfolio, reflecting the confidence we have in these companies and the potential for their shares to perform well as they are recognized by investors. In several instances, on both a stock and sector level, the Portfolio is meaningfully different from its benchmark, thus representing potential sources of strong relative returns. For example, we are underweight in cyclicals, as most of these businesses do not typically meet our investment criteria because their revenues predominately depend on the increasing price of an underlying commodity. We believe the holdings in the Portfolio are of the highest quality and are financially healthy, as evidenced by the fact that virtually all of these companies generate free cash flow.

24

ING GOLDMAN SACHS TOLLKEEPERSM PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception	Since Inception
		of Class S	of Class S2
	1 Year	May 1, 2001	September 9, 2002

Class S	1.91%	(5.64)%	—
Class S2	1.78%	—	16.95%
S&P 500 Index(1)	4.91%	1.70%	11.72	%(4)
NASDAQ Composite Index(2)	2.12%	1.40%	17.44	%(4)
GS Internet Index(3)	15.12%	8.44%	40.30	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Goldman Sachs Tollkeepersm Portfolio against the Indices. The indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)The NASDAQ Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.

(3)The Goldman Sachs Internet Index is a capitalization-weighted index of selected Internet companies.

(4)Since inception performance of the Index is shown from September 1, 2002.

25

ING LORD ABBETT AFFILIATED PORTFOLIO
(FORMERLY, ING SALOMON BROTHERS INVESTORS PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

The ING Lord Abbett Affiliated Portfolio (formerly, ING Salomon Brothers Investors Portfolio, the “Portfolio”) seeks long-term growth of capital. Current income is a secondary objective. The Portfolio is managed by Eli M. Saltzmann, Partner and Director of Large Cap Value Equity Management, and Sholom Dinsky, Partner, Lord Abbett & Co. LLC (“Lord Abbett”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares returned 5.48% compared to the Standard & Poor’s 500 Composite Stock Price (“S&P 500”)/Citigroup Value Index and the Russell 1000® Value Index, which returned 5.84% and 7.05%, respectively, for the same period.

Portfolio Specifics: The Portfolio under performed during the first eleven months of 2005, due primarily to adverse stock selection in the energy and health care sectors and to an unfavorable over weighting in technology. A change in Sub-Adviser occurred December 1, 2005. Since that time the Portfolio’s underweight, relative to the Russell 1000® Value Index, within the integrated oils sector contributed to performance through December 31, 2005. Positive stock selection within the materials and processing sector also helped performance relative to the benchmark. Newmont Mining benefited from historically high gold prices. Additionally, the Portfolio’s overweight within the health care sector contributed to positive relative performance during the month of December.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Stock selection within the producer durables sector detracted from relative performance. Emerson Electric reported that order demand was not as strong as a year ago. Within the consumer staples sector, Kraft Foods, Inc. agreed to sell a few of its product lines and factories after the food company was hurt by rising packaging costs due to high energy prices.

Current Strategy and Outlook: 2005 was a challenging year as oil prices moved higher in the first half of the year, and companies within the integrated oils sector benefited greatly. However, this was not the case during the second half of 2005. While we have been underweight integrated oils, we have a near market weight in the other energy (oil service) sector. Oil prices in time may decline substantially from current levels, but we believe the oil service business will continue to prosper due to strong pricing and demand.

Since our continued large underweight in financials penalized the Portfolio, we have added modestly to financials, primarily in insurance. However, we continue to be cautious of bank profits which are increasingly generated in businesses that are volatile and unsustainable. The industry is overly competitive and we believe current profit levels are at risk. One large overweight sector is healthcare. We believe the gradually increasing pipeline of new drugs and an aging population will work

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Exxon Mobil Corp.	4.6%

Procter and Gamble Co.	3.5%

Pfizer, Inc.	2.7%

Wyeth	2.4%

Novartis AG ADR	2.4%

Newmont Mining Corp.	2.2%

International Paper Co.	2.2%

Kraft Foods, Inc.	2.2%

Emerson Electric Co.	2.0%

Schlumberger Ltd.	2.0%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligations.
Portfolio holdings are subject to change daily.

together to make these stocks potentially more profitable in the future. Today, we believe the group is fundamentally undervalued on an historical basis. We also have continued to build positions in consumer staples, such as foods. In our opinion, low valuations and depressed earnings help to make these stocks more attractive.

Our philosophy is that good investing stems from a rigorous research approach that causes us sometimes to be wary of what is popular. We seek to uncover opportunities where companies are under earning relative to normal levels.

* Effective December 1, 2005, Lord Abbett became sub-adviser.

26

ING LORD ABBETT AFFILIATED PORTFOLIO
(FORMERLY, ING SALOMON BROTHERS INVESTORS PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since
			Inception		Since Inception	Since Inception
			of Class I		of Class S	of Class S2
	1 Year	5 Year	June 24, 2003		February 1, 2000	September 9, 2002

Class I	5.73%	—	12.13%		—	—
Class S	5.48%	2.33%	—		4.26%	—
Class S2	5.41%	—	—		—	13.08%
Russell 1000 Value Index(1)	7.05%	5.28%	16.13	%(3)	6.24%	14.58	%(4)
S&P 500/Citigroup Value Index(2)	5.84%	2.43%	17.93	%(3)	3.64%	14.48	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Lord Abbett Affiliated Portfolio against the Indices. The indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)The S&P 500/Citigroup Value Index is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

(3)Since inception performance of the Index is shown from July 1, 2003.

(4)Since inception performance of the Index is shown from September 1, 2002.

27

ING MERCURY LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Mercury Large Cap Growth Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by a team of investment professionals led by Robert C. Doll, Jr., CFA, Mercury Advisors — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 10.31%, compared to the Russell 1000 Growth Index and the Standard & Poor’s Composite Stock Price® (“S&P 500”) Index, which returned 5.26% and 4.91%, respectively, for the same period.

Portfolio Specifics: Several factors contributed to the Portfolio’s outperformance versus the benchmark for the 12-month period. Stock selection in healthcare (most notably Express Scripts, Inc., Aetna, Inc., and McKesson Corp.), information technology (Apple Computer, Inc. and Red Hat, Inc.) and consumer discretionary (Nordstrom, Inc., Circuit City Stores, Inc. and Darden’s Restaurants, Inc.) significantly enhanced the relative return. Other positive contributors included security selection in financials, industrials, energy and materials, a modest overweight in energy, and underweights in consumer staples, industrials and utilities. Conversely, overweights in consumer discretionary and

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

information technology, as well as a small underweight in healthcare, somewhat hindered the comparative performance.

The recurring themes in the market environment in 2005 were rising short-term interest rates and higher energy prices. The Federal Reserve Board (“Fed”) raised the target federal funds rate from 2.25% to 4.25% in eight increments of 25 basis points during the year. Nonetheless, we believe the continued favorable inflationary outlook and the emerging weakness in the housing sector should give the Fed sufficient reason to hold the fed funds rate at 4.5%, rather than risk choking off economic growth. The central bank removed the word “accommodative” from its description of monetary policy and suggested that future rate hikes will be data dependent.

While U.S. economic growth slowed from around 4.5% in 2004 to close to 3.5% in 2005, earnings growth remained strong with low double-digit percentage gains. The U.S. economy is beginning its fifth year of expansion (the average length of an economic expansion is 5.75 years), but real economic growth has been only about half of what it would be in a normal economic cycle, while corporate profit growth has been much stronger than normal. The length of the equity bull market has now matched the average of post-World War II bull markets (38 months), but is some distance short of the typical bull market gain.

Current Strategy and Outlook: We currently maintain the Portfolio’s overweights versus the benchmark in cyclical companies such as those in the information technology and energy sectors. The Portfolio remains underweight in financials and consumer staples. In recent months, we have brought our positions in several sectors more closely in line with their benchmark weights.

As 2006 begins, we believe there will be a moderate deceleration in U.S. economic growth to an approximate annualized rate of 3% as the effect of a weakening consumer is partially offset by capital

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Intel Corp.	3.4%

Amgen, Inc.	2.5%

Cisco Systems, Inc.	2.4%

General Electric Co.	2.4%

UnitedHealth Group, Inc.	2.3%

Dell, Inc.	2.1%

Microsoft Corp.	1.9%

Apple Computer, Inc.	1.9%

Boeing Co.	1.8%

Texas Instruments, Inc.	1.8%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

spending. While the slowing economy may lead to an increase in earnings disappointments, we believe that, overall, the risk of recession is slight but that an increase in market volatility is likely.

28

ING MERCURY LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception	Since Inception
		of Class ADV	of Class S
	1 Year	March 17, 2004	May 1, 2002

Class ADV	9.86%	11.05%	—
Class S	10.31%	—	6.32%
Russell 1000 Growth Index(1)	5.26%	6.16%	4.38%
S&P 500 Index(2)	4.91%	7.99%	6.00%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Mercury Large Cap Growth Portfolio against the Russell 1000 Growth Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth.

(2)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(3)Since inception performance of the Index is shown from April 1, 2004.

29

ING MERCURY LARGE CAP VALUE PORTFOLIO
(FORMERLY, ING MERCURY FOCUS VALUE PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

The ING Mercury Large Cap Value Portfolio (formerly, Mercury Focus Value Portfolio, the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert C. Doll, Jr., CFA, Mercury Advisors — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 5.31%, compared to the Russell 1000 Value Index and Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index, which returned 7.05% and 4.91%, respectively, for the same period.

Portfolio Specifics: The Portfolio’s slight underperformance versus the benchmark through August 15, 2005 resulted primarily from a large overweight in information technology, an underweight in energy and weak security selection in consumer discretionary (Foot Locker Inc., Liberty Media Corp., Interpublic Group of Cos.) and materials (mainly International Paper Co.). On the positive side, our holdings in information technology (primarily LSI Logic Corp.) and healthcare (Beverly Enterprises Inc., Pfizer Inc.), as well as underweights in financials and materials, enhanced the relative return.

Under new management, the Portfolio modestly outperformed the Russell 1000 Value Index from August 15 to December 31, 2005. The relative return benefited most notably from strong security selection in energy (Burlington Resources Inc., Sunoco Inc., Valero Energy

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings subject to change daily.

Corp.) and healthcare (Aetna Inc., Merck & Co. Inc.), and a considerable overweight in information technology. Stock selection in consumer staples (principally Coca-Cola Enterprises Inc.), an underweight in financials and overweights in energy and healthcare had a somewhat negative effect on the comparative performance for the period.

The recurring themes in the market environment in 2005 were rising short-term interest rates and higher energy prices. The Federal Reserve Board (Fed) raised the target federal funds rate from 2.25% to 4.25% in eight increments of 25 basis points (.25%) during the year. Nonetheless, we believe the continued favorable inflationary outlook and the emerging weakness in the housing sector should give the Fed sufficient reason to hold the fed funds rate at 4.5%, rather than risk choking off economic growth. The central bank removed the word “accommodative” from its description of monetary policy and suggested that future rate hikes will be data dependent.

While U.S. economic growth slowed from around 4.5% in 2004 to close to 3.5% in 2005, earnings growth remained strong with low double-digit percentage gains. The U.S. economy is beginning its fifth year of expansion (the average length of an economic expansion is 5.75 years), but real economic growth has been only about half of what it would be in a normal economic cycle, while corporate profit growth has been much stronger than normal. The length of the equity bull market has now matched the average of post-World War II bull markets (38 months), but is some distance short of the typical bull market gain.

Current Strategy and Outlook: We maintain the Portfolio’s overweights versus the benchmark in cyclical companies such as those in the information technology and energy sectors. The Portfolio remains

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Exxon Mobil Corp.	6.6%

Pfizer, Inc.	3.7%

Hewlett-Packard Co.	2.4%

ConocoPhillips	2.2%

Citigroup, Inc.	2.0%

Merck and Co., Inc.	1.9%

Goldman Sachs Group, Inc.	1.7%

Prudential Financial, Inc.	1.6%

Viacom, Inc.	1.6%

Lehman Brothers Holdings, Inc.	1.6%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

underweight in financial, consumer staples and consumer discretionary stocks. In recent months, we have brought our positions in several sectors more closely in line with their benchmark weights.

As 2006 begins, we believe there will be a moderate deceleration in U.S. economic growth to an approximate annualized rate of 3% as the effect of a weakening consumer is partially offset by capital spending. While the slowing economy may lead to an increase in earnings disappointments, we believe that, overall, the risk of recession is slight but that an increase in market volatility is likely.

30

ING MERCURY LARGE CAP VALUE PORTFOLIO
(FORMERLY, ING MERCURY FOCUS VALUE PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception		Since Inception	Since Inception
		of Class I		of Class S	of Class S2
	1 Year	May 18, 2004		May 1, 2002	September 9, 2002

Class I	5.56%	11.67%		—	—
Class S	5.31%	—		7.46%	—
Class S2	5.06%	—		—	14.75%
Russell 1000 Value Index(1)	7.05%	13.86	%(3)	8.81%	14.58	%(4)
S&P 500 Index(2)	4.91%	9.01	%(4)	6.00%	11.72	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Mercury Large Cap Value Portfolio against the indices. The indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(3)Since inception performance of the Index is shown from June 1, 2004.

(4)Since inception performance of the Index is shown from September 1, 2002.

31

ING SALOMON BROTHERS ALL CAP PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Salomon Brothers All Cap Portfolio (the “Portfolio”) seeks capital appreciation through investment in securities, which the Portfolio Manager believes have above-average capital appreciation potential. The Portfolio is managed by John G. Goode and Peter J. Hable, Managing Directors, Salomon Brothers Asset Management Inc — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 4.52% compared to the Russell 3000 Index, which returned 6.12% for the same period.

Portfolio Specifics: During the one-year reporting period, the Portfolio’s holdings in the energy, financials, and information technology sectors were the largest contributors to returns. In contrast, the Portfolio’s consumer discretionary, telecommunication services, and health care holdings detracted the most from results.

During the year, the five strongest performing stocks, in terms of total contribution to returns, were Halliburton Co. (0.74%), Mitsubishi Tokyo Financial (0.73%), Canadian Natural Resources Ltd. (0.60%), Williams Companies (0.59%), and Murphy Oil Corp.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

(0.52%). Over the same period, the five largest negative contributors to performance were Enzo Biochem, Solectron Corp. (-0.49%), Lucent Technologies, Inc. (-0.47%), Comcast Corp. (-0.40%), and Interpublic Group of Companies (-0.35%).

The largest five sectors in the Portfolio as of December 31, 2005 were financials (21.19%), information technology (16.40%), consumer discretionary (15.67%), health care (11.91%), and energy (10.23%).

We currently have a significant overweight in media stocks, as we believe their relative value versus the S&P 500 Index is at a multi-year low. In 2006, we believe the Winter Olympics and November mid-term elections could lead to improvements in advertising revenue compared to 2005. It’s our belief that expectations for media stocks are so low that almost any good news may lead to improved performance.

We believe it is likely that corporate profit growth will decelerate to around 5% in 2006 versus the double-digit gains in 2004-2005. Historically, pharmaceuticals have done much better when corporate profit growth has been modest, such as we expect in 2006. As such, we look for better relative returns from the Portfolio’s healthcare holdings in the coming year.

One of the cardinal rules in investing is that diversification helps control risk. Just as one may have too little diversification, which can magnify the risks inherent in individual holdings, so too can a

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Mitsubishi Tokyo Financial Group, Inc.	2.4%

JPMorgan Chase & Co.	2.4%

Microsoft Corp.	2.0%

Novartis AG ADR	2.0%

Cisco Systems, Inc.	1.9%

PMI Group, Inc.	1.9%

Raytheon Co.	1.9%

Chubb Corp.	1.8%

Time Warner, Inc.	1.8%

Johnson and Johnson	1.7%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

portfolio be over diversified. We are in the process of reducing the Portfolio’s core positions while maintaining ample diversification.

32

ING SALOMON BROTHERS ALL CAP PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception	Since Inception
			of Class S	of Class S2
	1 Year	5 Year	February 1, 2000	September 9, 2002

Class S	4.52%	3.49%	5.78%	—
Class S2	4.45%	—	—	13.21%
Russell 3000 Index(1)	6.12%	1.58%	0.69%	13.05	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Salomon Brothers All Cap Portfolio against the Russell 3000 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 3000 Index is composed of 3,000 large U.S. companies, as determined by market capitalization.

(2)Since inception performance of the Index is shown from September 1, 2002.

33

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks substantial dividend income as well as long-term growth of capital. The Portfolio is managed by an Investment Advisory Committee, chaired by Brian C. Rogers, T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 3.92% compared to the Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index, which returned 4.91% for the same period.

Portfolio Specifics: Energy stocks continued to dominate stock performance for the year, despite a significant fourth-quarter pullback as oil prices slipped from earlier record highs. The consumer discretionary sector was a significant detractor, weighed by pressure on media stocks and fears that General Motors may declare bankruptcy.

The Portfolio’s overweight and poor stock selection in the consumer discretionary sector produced the largest drag on relative performance. Sluggish advertising revenues continued to hurt media companies. Four of the Portfolio’s top 10 detractors for the year were media stocks: New York Times, Comcast, Tribune, and Dow Jones. However, we continue to believe that media companies can provide long-term value, given their unique content. Eastman Kodak was another major absolute detractor, as digital product

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

sales disappointed, failing to offset the decline in traditional film business. The stock was also hurt when the company’s unsecured debt was downgraded to junk status.

Poor stock selection detracted from returns of the materials sector. Paper and forest products were impacted by higher raw material costs; International Paper was the largest detractor in the sector, facing rising inventories and weakening demand. Chemicals companies also underperformed.

Information technology was the Portfolio’s best relative performer, driven by good stock selection. Computers and peripherals was the largest contributor, led by Hewlett Packard. A timely purchase of IBM also buoyed results, while underweighting software companies proved beneficial. Holdings of Motorola (new high-end cell phones, stock buyback plan) and Nokia (strong global demand for handsets, increased market share) helped performance in the communications equipment industry. Looking forward, we expect to take gains from winners in this sector and invest in strong companies with relatively low valuations.

Good stock selection led the industrials and business services sector to outperform. Our overweight position in roads and rails helped. Union Pacific was one of the five largest contributors to overall performance, bolstered by the railroad’s real estate sales. Underweighting of industrial conglomerates, combined with solid stock selection in that group, provided most of the relative outperformance within the sector.

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

General Electric Co.	2.5%

JPMorgan Chase and Co.	2.3%

ChevronTexaco Corp.	1.8%

Marsh and McLennan Cos., Inc.	1.8%

Exxon Mobil Corp.	1.7%

International Paper Co.	1.6%

AT&T, Inc.	1.5%

Union Pacific Corp.	1.5%

Morgan Stanley	1.4%

Merck and Co., Inc.	1.4%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Financials was another positive contributor, led by stock selection in insurance and capital markets companies.

Current Strategy and Outlook: Businesses are seeing strong profits and cash flows, which are encouraging for new corporate investment. Earnings may decelerate, as consumer spending is impacted by rising energy prices and higher mortgage rates, but still grow at a reasonable pace in 2006. The market fundamentals are sound, and any setbacks should be temporary. Individual and corporate liquidity is sizable, indicating positive growth potential. Trends should be in pace to tilt investor preference from value stocks to growth. The trends toward higher dividends and more merger activity should continue. Meanwhile, globalization, competition and high productivity-growth should work to keep inflation rates in check.

34

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception		Since Inception		Since Inception
				Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	January 15, 2004		May 2, 2003		September 9, 2002

Class ADV	3.55%	—	—	8.05%		—		—
Class I	4.12%	—	—	—		15.09%		—
Class S	3.92%	5.62%	7.38%	—		—		—
Class S2	3.75%	—	—	—		—		12.63%
S&P 500 Index(1)	4.91%	0.54%	9.07%	7.86	%(2)	14.29	%(3)	11.72	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Equity Income Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)Since inception performance of the Index is shown from January 1, 2004.

(3)Since inception performance of the Index is shown from May 1, 2003.

(4)Since inception performance of the Index is shown from September 1, 2002.

35

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Van Kampen Equity Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Dennis Lynch and David Cohen, Managing Directors of the Sub-Adviser; Sam Chainani and Alexander Norton, Executive Directors of the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 15.04%, compared to the Russell 1000® Growth Index and the Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index, which returned 5.26% and 4.91%, respectively, for the same period.

Portfolio Specifics: Rising interest rates, soaring oil prices, inflationary concerns and the Gulf Coast hurricanes took a toll on investor sentiment during the period. Yet, despite these factors, the economy grew at a quite respectable rate. For the most part, consumers continued to spend, while corporate balance sheets and earnings improved. Merger and acquisition activity and initial public offerings also raised investors’ spirits. Growth-oriented stocks showed increasing strength as the year progressed. For the period overall, mid-cap stocks led small- and large-cap issues.

The Portfolio’s outperformance was driven by strong stock selection across sectors, with particular strength in utilities,

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

healthcare and energy. Within its utilities holdings, the Portfolio benefited notably from security selection in wireless companies and gas distributors. A sector overweight relative to the benchmark further enhanced gains. In the healthcare sector, medical and dental instruments and supplies, healthcare management services, and biotechnology research and production companies provided an additional boost to relative performance. Stock selection in the crude oil producers industry propelled gains within the Portfolio’s energy position.

In contrast, an overweight position relative to the benchmark in consumer discretionary stocks proved disadvantageous, as did underweights in the healthcare and producer durables sectors. Among the Portfolio’s technology holdings, positions in the computer technology industry and the computer services, software and systems industry also tempered the Portfolio’s pace.

Current Strategy and Outlook: The Portfolio’s outperformance was driven by strong stock selection across sectors, fuelled by especially strong gains in a handful of companies. On a broader sector level, the Fund’s relative performance was helped particularly by strength in utilities, healthcare and energy. Within its utilities holdings, the Portfolio benefited notably from security selection in wireless companies and gas distributors. A sector overweight relative to the benchmark further enhanced gains. In the healthcare sector, medical and dental instruments and supplies, healthcare management services, and biotechnology research and production companies provided an additional boost to relative performance. Stock selection in the crude oil producers industry propelled gains within the Portfolio’s energy position. Also on the upside, the Fund was well served by stock selection in the technology sector.

In contrast, an overweight position relative to the benchmark in

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Google, Inc.	4.9%

eBay, Inc.	4.7%

Ultra Petroleum Corp.	4.4%

Monsanto Co.	4.2%

America Movil SA de CV ADR	4.1%

Costco Wholesale Corp.	4.0%

Berkshire Hathaway, Inc.	3.6%

Yahoo!, Inc.	3.4%

UnitedHealth Group, Inc.	3.2%

Sears Holding Corp.	3.0%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

consumer discretionary stocks proved disadvantageous, as did underweights in the healthcare and producer durables sectors. Although technology stocks were represented among notable positive contributors, positions in the computer technology industry and the computer services, software and systems industry also tempered the Portfolio’s pace.

36

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception		Since Inception	Since Inception
		of Class I		of Class S	of Class S2
	1 Year	May 6, 2004		May 1, 2002	September 9, 2002

Class I	15.45%	13.47%		—	—
Class S	15.04%	—		5.22%	—
Class S2	14.99%	—		—	12.74%
Russell 1000 Growth Index(1)	5.26%	7.22	%(3)	4.38%	10.49	%(4)
S&P 500 Index(2)	4.91%	11.11	%(3)	6.00%	11.72	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Equity Growth Portfolio against the indices. The indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth.

(2)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(3)Since inception performance of the Index is shown from May 1, 2004.

(4)Since inception performance of the Index is shown from September 1, 2002.

37

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Van Kampen Growth and Income Portfolio (the “Portfolio”) seeks long term growth of capital and income. The Portfolio is managed by the Van Kampen Equity Income team. Current members include James A. Gilligan, Managing Director of the Sub-Adviser; James O. Roeder and Thomas B. Bastian, Executive Directors of the Sub-Adviser; Sergio Marcheli and Vincent E. Vizachero, Vice Presidents of the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 10.07%, compared to the Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index and the Russell 1000® Index, which returned 4.91% and 6.27% for the same period, respectively.

Portfolio Specifics: For the 12-month period ended December 31, 2005, the broad stock market produced a modest gain. Throughout the period, rising interest rates and high oil prices fed investor uncertainty about the economy’s growth prospects, the ability of the consumer to continue spending, and the potential for inflation. However, despite some fears of a “soft patch” earlier in the spring and the devastating Gulf Coast hurricanes, economic news remained generally upbeat and inflation was contained. With the exception of the U.S. auto industry, healthy corporate profits and strong earnings across a range of sectors helped support the market. Other corporate actions — such as stock buybacks and merger and acquisition activity — were more prevalent than they have been in some time, spurring additional confidence in the stock market. Value stocks, which comprise the Portfolio, maintained a very slight edge over growth stocks. The best performing sectors in the Russell 1000 Index, which is the Portfolio’s universe, were energy, utilities, and health care. Laggards were consumer discretionary and telecommunication services.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Pharmaceuticals	12.6%

Diversified Financial Services	12.5%

Insurance	8.4%

Media	7.1%

Telecommunications	6.1%

Oil and Gas	5.6%

U.S. Government Agency Obligations	5.5%

Miscellaneous Manufacturing	4.9%

Chemicals	4.5%

Banks	3.6%

Food	3.3%

Retail	3.3%

Industries between 1.5% – 3.2%(1)	15.5%

Industries less than 1.5%(2)	7.1%

Other Assets and Liabilities, Net*	0.0%

Total	100.0%

*	Includes securities lending collateral.
(1)	Includes seven industries, which each represents 1.5% – 3.2% of net assets.
(2)	Includes eight industries, which each represents less than 1.5% of net assets.

Portfolio holdings are subject to change daily.

From an absolute performance standpoint, energy was the Portfolio’s best performing group. The Portfolio had a particular emphasis on the refining and marketing sub-sectors, which generated standout gains. These companies were able to capture significantly wider profit margins as the spread between the rising cost of crude oil and the higher price for refining into oil into gasoline continued to increase. The Portfolio was well positioned in the financials sector. The Portfolio had limited exposure to regional banks, which tend to suffer disproportionately to other types of financial companies in a rising interest-rate and flattening yield curve environment. Diversified financial service companies, in which the Portfolio had more sizeable weighting, did well because of their capital markets exposure. Insurance stocks were also a notable contributor in the financials area. Health care holdings, primarily in pharmaceuticals companies, were also a positive influence on performance. Less bad news, positive expectations for new drug launches, and favorable patent protection rulings helped buoy the beleaguered industry.

In contrast, the Portfolio’s telecommunication services holdings did not fare so well. Within the industry, competition has intensified, and the landline companies have begun to lose revenues to cable and wireless carriers. Media stocks, part of the consumer discretionary sector, also drove down returns, as these companies continued to slump amid weak advertising revenues.

Current Strategy and Outlook: We continue to seek stocks according to our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Bayer AG ADR	3.3%

JPMorgan Chase and Co.	3.1%

Merrill Lynch and Co., Inc.	2.6%

Citigroup, Inc.	2.5%

Roche Holding AG ADR	2.5%

General Electric Co.	2.5%

Time Warner, Inc.	2.4%

Schering-Plough Corp.	2.4%

Unilever NV	2.4%

Sprint Corp. — FON Group	2.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

sector, or new products. During the year, we continued to reduce the Portfolio’s energy exposure. We also selectively added to the Portfolio’s financials position. The Portfolio’s overall positioning was reasonably defensive at year end, with overweights in large-cap pharmaceuticals and consumer staples, and underweights in financials and industrials.

38

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception		Since Inception
				Class ADV		of Class S2
	1 Year	5 Year	10 Year	February 22, 2004		September 9, 2002

Class ADV	9.71%	—	—	10.56%		—
Class S	10.07%	3.81%	9.34%	—		—
Class S2	9.89%	—	—	—		14.95%
S&P 500 Index(1)	4.91%	0.54%	9.07%	6.72	%(3)	11.72	%(4)
Russell 1000 Index(2)	6.27%	1.07%	9.28%	7.71	%(3)	12.58	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Growth and Income Portfolio against the S&P 500 Index and the Russell 1000 Index. The indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)The Russell 1000 Index consists of the largest 1,000 companies of the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)Since inception performance of the Index is shown from March 1, 2004.

(4)Since inception performance of the Index is shown from September 1, 2002.

39

ING VAN KAMPEN REAL ESTATE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Van Kampen Real Estate Portfolio (the “Portfolio”) seeks capital appreciation. Current income is a secondary objective. The Portfolio is managed by the Van Kampen’s Real Estate Team led by Theodore R. Bigman, Managing Director, Van Kampen — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 16.78% compared to the Dow Jones Wilshire Real Estate Securities Index, which returned 14.06% for the same period.

Portfolio Specifics: The review period was very positive for both direct real estate investment and investment in real estate investment trusts (“REITs”). Each of the major real estate sectors outperformed the Index. Apartment stocks outperformed due to the continued improvement in fundamentals and private takeovers of several public apartment companies at meaningful premiums that demonstrated the strong underlying value of these companies’ properties. In the office sector, outperformance may have been due to the continued improvement in market values for office assets, as evidenced in a variety of private market transactions. Retail was mixed; malls stocks significantly

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

outperformed and the shopping center stocks modestly underperformed. Malls continue to perform well and there is very little new mall construction, while the shopping centers have witnessed significant new additions to supply. Among the smaller sectors, the storage sector was a top-performing sector. These stocks have been bolstered by several large transactions that confirmed the strong private market valuations for these assets. Hotel stocks modestly underperformed.

Stock selection was the largest contributor to the Portfolio’s outperformance this year and sector allocation was also beneficial. Stock selection was favorable in every sector, and the most significant contributions were generated in the apartment, office and retail sectors. From a sector allocation perspective, the largest contributors were an overweight to the storage sector and an underweight to the mixed office/industrial sector. These positives were partially offset by an overweight to the hotel sector.

Current Strategy and Outlook: We seek stocks that provide the best valuations relative to their underlying real estate values. Our company specific research results in specific preferences for sub-segments within each property sector. Current preferences include overweighting companies focused in the ownership of upscale urban hotels, coastal apartments, high quality retail assets and Class A office properties in central business district locations, and underweighting owners of strip shopping centers and lesser quality offices. We have selectively added to stocks in key suburban markets, particularly in the office sector, where we have found attractively priced opportunities.

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Simon Property Group LP	8.7%

Starwood Hotels and Resorts Worldwide, Inc.	6.8%

Host Marriott Corp.	5.2%

Hilton Hotels Corp.	4.7%

Boston Properties, Inc.	4.6%

AvalonBay Communities, Inc.	4.3%

Equity Residential	4.2%

Brookfield Properties Co.	4.1%

Archstone-Smith Trust	4.0%

Regency Centers Corp.	3.5%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

We believe strongly in the merits of including REITs in a diversified long-term portfolio. REITs have historically provided compelling diversification opportunities, in that their performance has not been highly correlated to stocks or bonds.

40

ING VAN KAMPEN REAL ESTATE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception		Since Inception
				of Class I		of Class S2
	1 Year	5 Year	10 Year	May 19, 2003		September 9, 2002

Class I	17.11%	—	—	30.61%		—
Class S	16.78%	19.13%	15.82%	—		—
Class S2	16.59%	—	—	—		25.62%
Dow Jones Wilshire Real Estate Securities Index(1)	14.06%	19.04%	15.15%	28.05	% (2)	23.82	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Real Estate Portfolio against the Dow Jones Wilshire Real Estate Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted.

(2)Since inception performance of the Index is shown from June 1, 2003.

(3)Since inception performance of the Index is shown from September 1, 2002.

41

ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO
(FORMERLY, ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

The ING Wells Fargo Mid Cap Disciplined Portfolio (formerly, ING Jennison Equity Opportunities Portfolio, the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Robert J. Costomiris, CFA, Managing Director and Senior Portfolio Manager, Wells Capital Management — the Sub-Adviser.*

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 5.84% compared to the Russell MidCap Value Index and the Standard & Poor’s 500 Composite Stock Price® Index, , which returned 12.65% and 4.91%, respectively, for the same period.

Portfolio Specifics: In the two months to the end of August of 2005, the Portfolio out performed the S&P 500 Index due to favorable stock selection especially in the financials and energy sectors. Much of the benefit in financials came from over weighting diversified financials as opposed to banks, and in the energy sector from over weighting the equipment & services and drilling companies at the expense of integrated oil group.

Our disciplined investment process focuses on finding the right company at the right price at the right time. We spend virtually all of our time and effort on bottom-up, fundamental stock research. Individual stock selection, not sector allocation, typically drives the Portfolio’s performance. That being said, we have organized the following comments around sectors for clarity.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

During the quarter, the utility sector was a poor performer and our significant underweight helped performance. Our long-term underweight stance on financials has been a significant benefit over the past few quarters; however, our lack of exposure was a slight drag during the fourth quarter. Our decision to overweight consumer staples harmed performance as the group lagged during the quarter.

Throughout the quarter we trimmed our position in gold stocks and added to our healthcare and industrial names. We took advantage of temporary weaknesses in both Boston Scientific and ImClone Systems early in the quarter and added to these portfolio holdings — a decision that was rewarded when both companies ended the quarter as top five performers. We sold Boston Scientific at the end of the quarter because we believe its Guidant bid is ill-advised. In the industrial space we added to Raytheon, Waste Management and initiated a position in Pall, a manufacturer of filtration devices.

The energy sector slowed from its recent rally. However, strong stock selection was champion as our positions in equipment and services companies Cooper Cameron, FMC Technologies and Hanover Compressor bucked the negative trend and were three of the largest contributors to performance. Consumer discretionary was a drag on performance as radio stocks such as Spanish Broadcasting System, Radio One and Westwood One all underperformed. Investors continue to under appreciate radio stocks, reflecting concern about the ongoing debate over the importance of terrestrial radio in a world with iPods, cell phones, satellite radio and the Internet.

Current Strategy and Outlook: Entering 2006, we have maintained our overweight in both consumer discretionary and staples stocks, with the greatest exposure to radio and food companies. Although still overweight, we have reduced our materials holdings and switched into energy. The Portfolio continues to underweight financials, technology and utilities as we look for value following past rallies.

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

Reader’s Digest Association, Inc.	4.7%

Kroger Co.	4.3%

Del Monte Foods Co.	4.1%

Clear Channel Communications, Inc.	3.5%

Coca-Cola Enterprises, Inc.	3.4%

KeySpan Corp.	3.3%

Raytheon Co.	3.3%

Pfizer, Inc.	3.2%

Waste Management, Inc.	3.2%

Hanover Compressor Co.	3.1%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

* Effective August 29, 2005, Wells Capital Management became Portfolio Manager to the Portfolio.

42

ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO
(FORMERLY, ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO)
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception
				of Class S2
	1 Year	5 Year	10 Year	September 9, 2002

Class S	5.84%	(0.78)%	5.91%	—
Class S2	5.70%	—	—	13.84%
S&P 500 Index(1)	4.91%	(1.13)%	9.07%	11.72	%(3)
Russell Midcap Value Index(2)	12.65%	12.21%	13.65%	21.31	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Wells Fargo Mid Cap Disciplined Portfolio against the indices. The indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)The Russell MidCap® Value Index measures the performance of those MidCap companies with lower price-to-book ratios and lower forecasted growth values. These stocks are also members of the Russell 1000 Value Index.

(3)Since inception performance of the Index is shown from September 1, 2002.

43

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING Wells Fargo Small Cap Disciplined Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Robert J. Costomiris, CFA, Managing Director and Senior Portfolio Manager, Wells Capital Management — the Sub-Adviser.

Performance: From November 30, 2005 (inception date of the Portfolio) to December 31, 2005, the Portfolio’s Class S shares provided a total return of -2.70% compared to the Russell 2000 Index and the Russell Value 2000 Index, which returned -0.46% and -0.77%, respectively, for the same period.

Portfolio Specifics: Our disciplined investment process focuses on finding the right company at the right price at the right time. We spend virtually all of our time and effort on bottom-up, fundamental stock research. Individual stock selection, not sector allocation, typically drives the Portfolio’s performance. That being said, we have organized the following comments around sectors for clarity.

Adverse stock selection was the main reason for the under performance.

Industry Allocation

as of December 31, 2005
(as a percent of total investments)
Portfolio holdings are subject to change daily.

Weakness in the healthcare sector hindered performance, but we took advantage of the volatility by increasing our positions in Orthologic and Diversa and initiating a position in Martek Biosciences. In addition, consumer discretionary continued to be a drag as radio stocks such as Lakes Entertainment and Radio One underperformed. Investors continue to under-appreciate radio stocks, reflecting concern about the ongoing debate over the importance of terrestrial radio in a world with iPods, cell phones, satellite radio and the Internet.

Our long-term underweight stance on financials has been a significant benefit over the past few quarters; however, our lack of exposure was a slight drag during the fourth quarter. On the flip side, our decision to be overweight consumer staples harmed performance as the group lagged during the quarter.

The energy sector retreated during the quarter affording us opportunities to add but remain underweight. Energy stock selection proved beneficial as two of the Portfolio’s best performing stocks were oil service providers FMC Technologies and Hanover Compressor.

During the quarter, the utility sector was a poor performer and our significant underweight helped performance. Our overweight in materials, in particular gold stocks Glamis Gold and Gold Fields Ltd., boosted performance as the gold spot price reached a 24-year high during the quarter. We initiated a position in specialty chemicals manufacturer, Hercules.

Current Strategy and Outlook: Entering 2006, healthcare continues to be the largest overweight. We have maintained our significant overweight in both consumer discretionary and staples stocks, with

Top Ten Holdings*

as of December 31, 2005
(as a percent of net assets)

FMC Technologies, Inc.	3.4%

Reader’s Digest Association, Inc.	3.3%

Mastec, Inc.	3.2%

Cumulus Media, Inc.	3.2%

Del Monte Foods Co.	3.2%

Hanover Compressor Co.	3.2%

Barrick Gold Corp.	3.2%

Mercury Computer Systems, Inc.	3.1%

KeySpan Corp.	3.1%

Hercules, Inc.	3.1%

*	Excludes short-term investments related to securities lending collateral.
Portfolio holdings are subject to change daily.

the greatest exposure to radio and food companies. The Portfolio continues to underweight financials, industrials and utilities as we look for value following past rallies.

44

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2005

	Since Inception		Since Inception		Since Inception		Since Inception
	of Class ADV		of Class I		of Class S		of Class S2
	November 30, 2005		November 30, 2005		November 30, 2005		November 30, 2005

Class ADV	(2.70)%		—		—		—
Class I	—		(2.70)%		—		—
Class S	—		—		(2.70)%		—
Class S2	—		—		—		(2.70)%
Russell 2000 Index(1)	(0.46	)%(3)	(0.46	)%(3)	(0.46	)%(3)	(0.46	)%(3)
Russell 2000 Value Index(2)	(0.77	)%(3)	(0.77	)%(3)	(0.77	)%(3)	(0.77	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Wells Fargo Small Cap Disciplined Portfolio against the indices. The indices are unmanaged and have no cash in their portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

(2)The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(3)Since inception performance of the Index is shown from December 1, 2005.

45

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING T. Rowe Price	Value	Value	Expense	Months Ended
Capital Appreciation Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class ADV	$1,000.00	$1,062.00	1.25%	$6.50
Class I	1,000.00	1,065.50	0.65	3.38
Class S	1,000.00	1,063.90	0.90	4.68
Class S2	1,000.00	1,063.30	1.05	5.46
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,019.91	1.05	5.35

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

46

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING UBS U.S. Allocation Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class S	$1,000.00	$1,049.80	0.98%	$5.06
Class S2	1,000.00	1,049.10	1.13	5.84
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,020.27	0.98%	$4.99
Class S2	1,000.00	1,019.51	1.13	5.75

ING Templeton Global Growth Portfolio
Actual Fund Return
Class S	$1,000.00	$1,124.00	1.22%	$6.53
Class S2	1,000.00	1,123.10	1.37	7.33
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.06	1.22%	$6.21
Class S2	1,000.00	1,018.30	1.37	6.97

ING Van Kampen Global Franchise Portfolio
Actual Fund Return
Class S	$1,000.00	$1,073.10	1.25%	$6.53
Class S2	1,000.00	1,072.70	1.40	7.31
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,018.90	1.25%	$6.36
Class S2	1,000.00	1,018.15	1.40	7.12

ING AllianceBernstein Mid Cap Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$1,153.80	0.80%	$4.34
Class S	1,000.00	1,151.90	1.01	5.48
Class S2	1,000.00	1,150.70	1.18	6.40
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.17	0.80%	$4.08
Class S	1,000.00	1,020.11	1.01	5.14
Class S2	1,000.00	1,019.26	1.18	6.01

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

47

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING Capital Guardian Small/ Mid	Value	Value	Expense	Months Ended
Cap Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class S	$1,000.00	$1,027.30	0.90%	$4.60
Class S2	1,000.00	1,026.40	1.06	5.41
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,020.67	0.90%	$4.58
Class S2	1,000.00	1,019.86	1.06	5.40

ING Capital Guardian U.S. Equities Portfolio
Actual Fund Return
Class S	$1,000.00	$1,077.83	0.99%	$5.18
Class S2	1,000.00	1,077.20	1.15	6.02
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,020.21	0.99%	$5.04
Class S2	1,000.00	1,019.41	1.15	5.85

ING FMRSM Diversified Mid Cap Portfolio
Actual Fund Return
Class I	$1,000.00	$1,061.70	0.74%	$3.85
Class S	1,000.00	1,137.50	0.99	5.33
Class S2	1,000.00	1,136.90	1.14	6.14
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.48	0.74%	$3.77
Class S	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,019.46	1.14	5.80

ING FMRSM Earnings Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$1,037.20	0.73%	$3.75
Class S	1,000.00	1,036.60	0.98	5.03
Class S2	1,000.00	1,035.40	1.13	5.80
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.53	0.73%	$3.72
Class S	1,000.00	1,020.27	0.98	4.99
Class S2	1,000.00	1,019.51	1.13	5.75

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

48

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Global Resources Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,245.50	0.65%	$3.68
Class S	1,000.00	1,244.20	0.90	5.09
Class S2	1,000.00	1,243.70	1.05	5.94
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.93	0.65%	$3.31
Class S	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,019.91	1.05	5.35

ING Goldman Sachs TollkeeperSM Portfolio
Actual Fund Return
Class S	$1,000.00	$1,061.70	1.40%	$7.28
Class S2	1,000.00	1,061.90	1.55	8.06
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,018.15	1.40%	$7.12
Class S2	1,000.00	1,017.39	1.55	7.88

ING Lord Abbett Affiliated Portfolio
Actual Fund Return
Class I	$1,000.00	$1,060.90	0.75%	$3.90
Class S	1,000.00	1,059.40	1.00	5.19
Class S2	1,000.00	1,058.70	1.15	5.97
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.42	0.75%	$3.82
Class S	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	1,019.41	1.15	5.85

ING Mercury Large Cap Growth Portfolio
Actual Fund Return
Class ADV	$1,000.00	$1,084.00	1.36%	$7.14
Class S	1,000.00	1,086.50	1.01	5.31
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.35	1.36%	$6.92
Class S	1,000.00	1,020.11	1.01	5.14

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

49

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING Mercury Large Cap Value	Value	Value	Expense	Months Ended
Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,066.60	0.78%	$4.06
Class S	1,000.00	1,065.90	1.03	5.36
Class S2	1,000.00	1,064.30	1.18	6.14
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.27	0.78%	$3.97
Class S	1,000.00	1,020.01	1.03	5.24
Class S2	1,000.00	1,019.26	1.18	6.01

ING Salomon Brothers All Cap Portfolio
Actual Fund Return
Class S	$1,000.00	$1,066.00	0.98%	$5.10
Class S2	1,000.00	1,065.30	1.13	5.88
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,020.27	0.98%	$4.99
Class S2	1,000.00	1,019.51	1.13	5.75

ING T. Rowe Price Equity Income Portfolio
Actual Fund Return
Class ADV	$1,000.00	$1,041.60	1.25%	$6.43
Class I	1,000.00	1,044.30	0.65	3.35
Class S	1,000.00	1,043.80	0.90	4.64
Class S2	1,000.00	1,042.00	1.05	5.40
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,019.91	1.05	5.35

ING Van Kampen Equity Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$1,154.50	0.59%	$3.20
Class S	1,000.00	1,151.50	1.03	5.59
Class S2	1,000.00	1,152.10	1.06	5.75
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.23	0.59%	$3.01
Class S	1,000.00	1,020.01	1.03	5.24
Class S2	1,000.00	1,019.86	1.06	5.40

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

50

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING Van Kampen	Value	Value	Expense	Months Ended
Growth and Income Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class ADV	$1,000.00	$1,074.00	1.25%	$6.53
Class S	1,000.00	1,075.60	0.89	4.66
Class S2	1,000.00	1,075.10	1.05	5.49
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.90	1.25%	$6.36
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.91	1.05	5.35

ING Van Kampen Real Estate Portfolio
Actual Fund Return
Class I	$1,000.00	$1,088.10	0.65%	$3.42
Class S	1,000.00	1,086.40	0.90	4.73
Class S2	1,000.00	1,085.60	1.05	5.52
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.93	0.65%	$3.31
Class S	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,019.91	1.05	5.35

ING Wells Fargo Mid Cap Disciplined Portfolio
Actual Fund Return
Class S	$1,000.00	$1,086.30	0.88%	$4.63
Class S2	1,000.00	1,085.00	1.06	5.57
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,020.77	0.88%	$4.48
Class S2	1,000.00	1,019.86	1.06	5.40

ING Wells Fargo Small Cap Disciplined Portfolio(a)
Actual Fund Return
Class ADV	$1,000.00	$973.00	1.47%	$1.27
Class I	1,000.00	973.00	0.87	0.75
Class S	1,000.00	973.00	1.12	0.97
Class S2	1,000.00	973.00	1.27	1.10
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.80	1.47%	$7.48
Class I	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	1,018.80	1.27	6.46

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Wells Fargo Small Cap Disciplined Portfolio, which reflects the 32-day period ended December 31, 2005 due to its classes inception date of November 30, 2005).

(a)	Commencement of operations for all classes November 30, 2005

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING AllianceBernstein Mid Cap Growth Portfolio (formerly ING Alliance Mid Cap Growth Portfolio), ING Capital Guardian U.S. Equities Portfolio (formerly ING Capital Guardian Large Cap Value Portfolio), ING Capital Guardian Small/ MidCap Portfolio (formerly ING Capital Guardian Small Cap Portfolio), ING FMRSM Diversified MidCap Portfolio, ING FMRSM Earnings Growth Portfolio, ING Global Resources Portfolio (formerly ING Hard Assets Portfolio), ING Goldman Sachs Tollkeeper Portfolio, ING Mercury Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio (formerly ING Mercury Focus Value Portfolio), ING Salomon Brothers All Cap Portfolio, ING Lord Abbett Affiliated Portfolio (formerly ING Salomon Brothers Investors Portfolio), ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING Templeton Global Growth Portfolio (formerly ING Capital Guardian Managed Global Portfolio), ING UBS U.S. Allocation Portfolio (formerly ING UBS U.S. Balanced Portfolio), ING Van Kampen Equity Growth Portfolio, ING Van Kampen Global Franchise Portfolio, ING Van Kampen Growth and Income Portfolio, ING Van Kampen Real Estate Portfolio, ING Wells Fargo Mid Cap Disciplined Portfolio (formerly ING Jennison Equity Opportunities Portfolio), and ING Wells Fargo Small Cap Disciplined Portfolio, each a series of ING Investors Trust, as of December 31, 2005, and the related statements of operations for the year or period then ended and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended December 31, 2003 were audited by other independent registered public accountants whose report thereon, dated February 7, 2004, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of ING Investors Trust as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the years or periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2006

52

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING	ING	ING	ING
	T. Rowe Price	UBS U.S.	Templeton Global	Van Kampen
	Capital Appreciation	Allocation	Growth	Global Franchise
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$2,184,912,833	$123,253,510	$373,522,029	$264,392,736
Short-term investments**	—	8,016,862	13,533,165	13,420,420
Short-term investments at amortized cost	302,086,000	20,394,000	33,270,000	24,745,000
Cash	347,392,214	894,102	—	1,495,912
Foreign currencies at value***	—	—	—	103,068

Receivables:
Investment securities sold	8,969,542	26,588	—	—
Fund shares sold	1,249,991	57,440	—	21,041
Dividends and interest	5,245,872	334,908	722,720	539,416
Unrealized appreciation on forward currency contracts	—	—	287,764	1,029,120
Reimbursement due from manager	11,020	953	—	—

Total assets	2,849,867,472	152,978,363	421,335,678	305,746,713

LIABILITIES:
Payable for investment securities purchased	10,390,914	3,716,753	—	—
Payable for fund shares redeemed	307,630	706	424,062	105,480
Payable to custodian due to overdraft foreign currencies***	—	—	27,485	—
Payable upon receipt of securities loaned	302,086,000	20,394,000	33,270,000	24,745,000
Unrealized depreciation on forward currency contracts	—	—	359,282	—
Accrued unified fees	1,385,198	71,431	297,130	232,337
Accrued distribution and service fees	547,467	28,125	83,568	66,928
Payable to custodian due to bank overdraft	—	—	2,747	—
Other accrued expenses and liabilities	—	—	—	6,561

Total liabilities	314,717,209	24,211,015	34,464,274	25,156,306

NET ASSETS	$2,535,150,263	$128,767,348	$386,871,404	$280,590,407

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,931,461,544	$115,892,546	$327,344,852	$232,108,017
Undistributed net investment income	33,894,917	1,667,870	3,477,745	4,455,868
Accumulated net realized gain (loss) on investments and foreign currency related transactions	175,413,617	(610,084)	47,001,026	11,317,514
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	394,380,185	11,817,016	9,047,781	32,709,008

NET ASSETS	$2,535,150,263	$128,767,348	$386,871,404	$280,590,407

+ Including securities loaned at value	$293,099,838	$19,876,288	$31,787,776	$23,901,164
* Cost of investments in securities	$1,790,532,645	$111,436,494	$364,400,601	$232,700,633
** Cost of short-term investments	$—	$8,016,862	$13,533,165	$13,420,420
*** Cost of foreign currencies	$—	$—	$(27,695)	$106,209

See Accompanying Notes to Financial Statements

53

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING	ING	ING	ING
	T. Rowe Price	UBS U.S.	Templeton Global	Van Kampen
	Capital Appreciation	Allocation	Growth	Global Franchise
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$48,909,711	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a
Shares outstanding	1,967,287	n/a	n/a	n/a
Net asset value and redemption price per share	$24.86	n/a	n/a	n/a

Class I:
Net assets	$76,428,252	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a
Shares outstanding	3,036,961	n/a	n/a	n/a
Net asset value and redemption price per share	$25.17	n/a	n/a	n/a

Class S:
Net assets	$2,318,302,092	$124,059,221	$380,402,651	$214,349,210
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	92,260,560	12,385,848	27,950,269	15,445,540
Net asset value and redemption price per share	$25.13	$10.02	$13.61	$13.88

Class S2:
Net assets	$91,510,208	$4,708,127	$6,468,753	$66,241,197
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,656,685	471,860	477,747	4,790,272
Net asset value and redemption price per share	$25.03	$9.98	$13.54	$13.83

See Accompanying Notes to Financial Statements

54

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING	ING	ING
	AllianceBernstein	Capital Guardian	Capital Guardian	ING
	Mid Cap Growth	Small/Mid Cap	U.S. Equities	FMRSM Diversified
	Portfolio	Portfolio	Portfolio	Mid Cap Portfolio

ASSETS:
Investments in securities at value†*	$586,417,518	$479,760,858	$613,545,828	$584,677,769
Short-term investments**	4,944,681	8,309,783	5,612,503	—
Short-term investments at amortized cost	148,050,000	135,356,000	153,710,000	31,876,000
Cash	634,585	926,320	626,039	34,853,332
Foreign currencies at value***	—	—	—	195,104

Receivables:
Investment securities sold	1,436,168	98,383	117,162	334,797
Fund shares sold	538,871	4,773	10	763,752
Dividends and interest	38,363	643,343	755,748	503,513
Reimbursement due from manager	1,027	16,171	1,258	18,594

Total assets	742,061,213	625,115,631	774,368,548	653,222,861

LIABILITIES:
Payable for investment securities purchased	1,988,272	869,106	491,486	5,244,651
Payable for fund shares redeemed	6,851	506,260	375,626	—
Payable upon receipt of securities loaned	148,050,000	135,356,000	153,710,000	31,876,000
Accrued unified fees	396,428	270,954	394,242	343,041
Accrued distribution and service fees	130,823	106,325	134,626	128,584
Other accrued expenses and liabilities	—	—	—	1,371

Total liabilities	150,572,374	137,108,645	155,105,980	37,593,647

NET ASSETS	$591,488,839	$488,006,986	$619,262,568	$615,629,214

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$499,850,820	$624,370,239	$484,210,229	$607,723,420
Undistributed net investment income (accumulated net investment loss or distributions in excess)	—	2,073,632	2,642,166	(78,305)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	63,016,322	(185,959,952)	38,489,389	(48,530,682)
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	28,621,697	47,523,067	93,920,784	56,514,781

NET ASSETS	$591,488,839	$488,006,986	$619,262,568	$615,629,214

† Including securities loaned at value	$142,845,279	$128,623,686	$148,822,955	$30,990,831
* Cost of investments in securities	$557,795,821	$432,237,791	$519,625,044	$528,163,235
** Cost of short-term investments	$4,944,681	$8,309,783	$5,612,503	$—
*** Cost of foreign currencies	$—	$—	$—	$195,281

See Accompanying Notes to Financial Statements

55

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING	ING	ING
	AllianceBernstein	Capital Guardian	Capital Guardian	ING
	Mid Cap Growth	Small/Mid Cap	U.S. Equities	FMRSM Diversified
	Portfolio	Portfolio	Portfolio	Mid Cap Portfolio

Class I:
Net assets	$5,122,309	n/a	n/a	$214,332
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$0.001	n/a	n/a	$0.001
Shares outstanding	268,817	n/a	n/a	16,179
Net asset value and redemption price per share	$19.06	n/a	n/a	$13.25

Class S:
Net assets	$568,849,895	$478,870,783	$608,300,007	$584,904,132
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	29,892,039	41,111,638	49,857,391	44,215,943
Net asset value and redemption price per share	$19.03	$11.65	$12.20	$13.23

Class S2:
Net assets	$17,516,635	$9,136,203	$10,962,561	$30,510,750
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	924,786	787,135	900,228	2,312,792
Net asset value and redemption price per share	$18.94	$11.61	$12.18	$13.19

See Accompanying Notes to Financial Statements

56

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING	ING	ING	ING
	FMRSM Earnings	Global	Goldman Sachs	Lord Abbett
	Growth	Resources	TollkeeperSM	Affiliated
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value†*	$149,705,971	$394,316,742	$76,636,142	$175,628,139
Short-term investments**	—	—	1,910,490	4,064,916
Short-term investments at amortized cost	—	—	—	23,901,000
Cash	807,198	15,892,286	478,992	603,642
Foreign currencies at value***	—	725,896	—	—

Receivables:
Investment securities sold	625,745	—	761,740	669,153
Fund shares sold	346,564	141,785	17,660	90,726
Dividends and interest	162,441	583,522	16,121	304,800
Prepaid expenses	2,152	—	—	—
Reimbursement due from manager	—	—	15,913	—

Total assets	151,650,071	411,660,231	79,837,058	205,262,376

LIABILITIES:
Payable for investment securities purchased	—	—	543,836	446,099
Payable for fund shares redeemed	19,707	321	5	43,448
Payable upon receipt of securities loaned	—	—	—	23,901,000
Accrued unified fees	81,752	219,785	92,168	115,550
Accrued administrative service fees	13,857	—	—	—
Accrued distribution and service fees	2,201	86,256	20,913	39,295
Payable for trustee fees	260	—	—	—
Other accrued expenses and liabilities	7,583	—	—	—

Total liabilities	125,360	306,362	656,922	24,545,392

NET ASSETS	$151,524,711	$411,353,869	$79,180,136	$180,716,984

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$146,998,441	$302,257,549	$69,035,786	$160,239,558
Undistributed net investment income (accumulated net investment loss or distributions in excess)	5,929	(587,702)	3,008	2,026,040
Accumulated net realized gain on investments and foreign currency related transactions	372,776	64,995,912	6,849,783	17,945,809
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	4,147,565	44,688,110	3,291,559	505,577

NET ASSETS	$151,524,711	$411,353,869	$79,180,136	$180,716,984

† Including securities loaned at value	$—	$—	$—	$23,188,105
* Cost of investments in securities	$145,558,406	$349,609,310	$73,344,583	$175,122,501
** Cost of short-term investments	$—	$—	$1,910,490	$4,064,916
*** Cost of foreign currencies	$—	$744,726	$—	$—
See Accompanying Notes to Financial Statements

57

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING	ING	ING	ING
	FMRSM Earnings	Global	Goldman Sachs	Lord Abbett
	Growth	Resources	TollkeeperSM	Affiliated
	Portfolio	Portfolio	Portfolio	Portfolio

Class I:
Net assets	$141,847,648	$8,869,986	n/a	$1,270,024
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	13,383,029	434,560	n/a	106,001
Net asset value and redemption price per share	$10.60	$20.41	n/a	$11.98

Class S:
Net assets	$9,661,528	$379,936,102	$73,434,925	$176,644,329
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	912,515	18,667,209	10,173,372	14,763,440
Net asset value and redemption price per share	$10.59	$20.35	$7.22	$11.96

Class S2:
Net assets	$15,535	$22,547,781	$5,745,211	$2,802,631
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,466	1,112,002	799,551	234,806
Net asset value and redemption price per share	$10.60	$20.28	$7.19	$11.94

See Accompanying Notes to Financial Statements

58

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING	ING	ING	ING
	Mercury Large	Mercury Large	Salomon	T. Rowe Price
	Cap Growth	Cap Value	All Cap	Equity Income
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value†*	$156,745,356	$89,764,833	$360,219,513	$1,121,714,153
Short-term investments**	—	—	33,771,992	—
Short-term investments at amortized cost	—	11,885,000	59,305,000	146,166,000
Cash	—	118,896	3,765,931	49,458,898
Foreign currencies at value***	—	—	271	—

Receivables:
Investment securities sold	—	—	72,709	—
Fund shares sold	284,020	96,712	—	274,747
Dividends and interest	94,784	116,353	459,625	1,950,251
Prepaid expenses	—	—	—	33,905
Reimbursement due from manager	—	—	2,490	2,101

Total assets	157,124,160	101,981,794	457,597,531	1,319,600,055

LIABILITIES:
Payable for investment securities purchased	—	—	495,045	—
Payable for fund shares redeemed	20	20,577	161,665	1,041,161
Payable upon receipt of securities loaned	—	11,885,000	59,305,000	146,166,000
Accrued unified fees	100,726	57,323	253,289	646,533
Accrued distribution and service fees	33,998	10,073	87,920	252,001
Payable to custodian due to bank overdraft	23,321	—	—	—

Total liabilities	158,065	11,972,973	60,302,919	148,105,695

NET ASSETS	$156,966,095	$90,008,821	$397,294,612	$1,171,494,360

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$143,354,910	$82,782,083	$340,535,373	$1,013,233,363
Undistributed net investment income (accumulated net investment loss)	—	692,225	2,971,454	16,864,819
Accumulated net realized gain on investments and foreign currency related transactions	2,392,788	2,324,782	2,622,428	43,280,537
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	11,218,397	4,209,731	51,165,357	98,115,641

NET ASSETS	$156,966,095	$90,008,821	$397,294,612	$1,171,494,360

† Including securities loaned at value	$—	$11,428,297	$57,431,591	$141,618,715
* Cost of investments in securities	$145,526,959	$85,555,102	$309,054,156	$1,023,598,512
** Cost of short-term investments	$—	$—	$33,771,992	$—
*** Cost of foreign currencies	$—	$—	$271	$—

See Accompanying Notes to Financial Statements

59

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING	ING	ING	ING
	Mercury Large	Mercury Large	Salomon	T. Rowe Price
	Cap Growth	Cap Value	All Cap	Equity Income
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,714,015	n/a	n/a	$20,692,325
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$0.001	n/a	n/a	$0.001
Shares outstanding	149,282	n/a	n/a	1,516,227
Net asset value and redemption price per share	$11.48	n/a	n/a	$13.65

Class I:
Net assets	n/a	$44,567,201	n/a	$45,227,232
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	3,609,664	n/a	3,276,162
Net asset value and redemption price per share	n/a	$12.35	n/a	$13.80

Class S:
Net assets	$155,252,080	$42,307,870	$376,241,921	$1,067,106,234
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,431,098	3,437,679	28,281,408	77,447,448
Net asset value and redemption price per share	$11.56	$12.31	$13.30	$13.78

Class S2:
Net assets	n/a	$3,133,750	$21,052,691	$38,468,569
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	255,583	1,588,939	2,802,912
Net asset value and redemption price per share	n/a	$12.26	$13.25	$13.72

See Accompanying Notes to Financial Statements

60

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING	ING	ING	ING	ING
	Van Kampen	Van Kampen	Van Kampen	Wells Fargo	Wells Fargo
	Equity	Growth and	Real	Mid Cap	Small Cap
	Growth	Income	Estate	Disciplined	Disciplined
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value†*	$115,053,129	$872,719,180	$937,951,765	$282,102,651	$4,978,246
Short-term investments**	1,206,678	50,985,550	68,985,599	—	—
Short-term investments at amortized cost	24,760,000	139,890,000	—	76,450,000	—
Cash	523,466	94,468	8,431,954	15,228,446	—
Foreign currencies at value***	—	—	45,450	—	—

Receivables:
Investment securities sold	—	—	4,154,039	—	—
Fund shares sold	34	58,245	699,906	10	1,256
Dividends and interest	147,905	1,086,867	4,488,490	228,615	59
Prepaid expenses	—	—	—	—	13,767
Reimbursement due from manager	—	2,343	—	—	1,685

Total assets	141,691,212	1,064,836,653	1,024,757,203	374,009,722	4,995,013

LIABILITIES:
Payable for investment securities purchased	—	—	1,377,853	8,589,435	—
Payable for fund shares redeemed	535,161	682,113	324,201	85,835	—
Payable upon receipt of securities loaned	24,760,000	139,890,000	—	76,450,000	—
Accrued unified fees	63,153	489,099	558,696	159,395	3,164
Accrued administrative service fees	—	—	—	—	411
Accrued distribution and service fees	17,667	207,327	218,508	62,372	1,027
Payable to custodian due to bank overdraft	—	—	—	—	32,804
Payable for trustee fees	—	—	—	—	27
Other accrued expenses and liabilities (Other payables)	—	—	—	—	15,426

Total liabilities	25,375,981	141,268,539	2,479,258	85,347,037	52,859

NET ASSETS	$116,315,231	$923,568,114	$1,022,277,945	$288,662,685	$4,942,154

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$94,376,203	$698,633,094	$705,033,120	$370,424,518	$5,072,035
Undistributed net investment income (accumulated net investment loss)	—	11,604,489	14,240,329	1,613,708	—
Accumulated net realized gain (loss) on investments and foreign currency related transactions	3,473,827	81,746,708	76,963,367	(83,828,369)	—
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	18,465,201	131,583,823	226,041,129	452,828	(129,881)

NET ASSETS	$116,315,231	$923,568,114	$1,022,277,945	$288,662,685	$4,942,154

† Including securities loaned at value	$24,083,282	$135,865,075	$—	$73,667,387	$—
* Cost of investments in securities	$96,587,928	$741,135,357	$711,910,636	$281,649,823	$5,108,127
** Cost of short-term investments	$1,206,678	$50,985,550	$68,985,599	$—	$—
*** Cost of foreign currencies	$—	$—	$45,450	$—	$—

See Accompanying Notes to Financial Statements

61

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING	ING	ING	ING	ING
	Van Kampen	Van Kampen	Van Kampen	Wells Fargo	Wells Fargo
	Equity	Growth and	Real	Mid Cap	Small Cap
	Growth	Income	Estate	Disciplined	Disciplined
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	n/a	$854,575	n/a	n/a	$983
Shares authorized	n/a	unlimited	n/a	n/a	unlimited
Par value	n/a	$0.001	n/a	n/a	$0.001
Shares outstanding	n/a	31,817	n/a	n/a	101
Net asset value and redemption price per share	n/a	$26.86	n/a	n/a	$9.73

Class I:
Net assets	$42,209,966	n/a	$9,653,913	n/a	$983
Shares authorized	unlimited	n/a	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001	n/a	$0.001
Shares outstanding	3,562,833	n/a	310,349	n/a	101
Net asset value and redemption price per share	$11.85	n/a	$31.11	n/a	$9.73

Class S:
Net assets	$61,289,182	$852,318,853	$983,627,986	$284,655,353	$4,939,205
Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,183,693	31,488,326	31,748,314	18,353,853	507,353
Net asset value and redemption price per share	$11.82	$27.07	$30.98	$15.51	$9.73

Class S2:
Net assets	$12,816,083	$70,394,686	$28,996,046	$4,007,332	$983
Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,087,128	2,611,087	938,037	259,428	101
Net asset value and redemption price per share	$11.79	$26.96	$30.91	$15.45	$9.73

See Accompanying Notes to Financial Statements

62

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING		ING	ING
	T. Rowe Price	ING	Templeton	Van Kampen
	Capital	UBS U.S.	Global	Global
	Appreciation	Allocation	Growth	Franchise
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$34,984,043	$1,252,576	$6,624,250	$5,552,772
Interest	18,988,398	1,356,331	387,353	210,969
Securities lending income	341,312	18,187	47,984	23,067
Other	52,918	—	—	—

Total investment income	54,366,671	2,627,094	7,059,587	5,786,808

EXPENSES:
Unified fees	14,684,774	844,615	3,609,367	2,237,025

Distribution and service fees:
Class ADV	254,098	—	—	—
Class S	5,234,341	274,432	922,664	427,174
Class S2	370,171	20,386	27,836	266,756
Trustee fees and expenses	138,578	8,482	19,811	12,996

Total expenses	20,681,962	1,147,915	4,579,678	2,943,951
Net waived and reimbursed fees	(124,854)	(20,613)	(5,949)	(53,351)
Brokerage commission recapture	(102,394)	(12,003)	(10,344)	—

Net expenses	20,454,714	1,115,299	4,563,385	2,890,600

Net investment income	33,911,957	1,511,795	2,496,202	2,896,208

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	176,501,187	5,312,730	91,336,996	12,043,607
Foreign currency related transactions	(12,649)	—	1,230,142	275,998

Net realized gain on investments and foreign currency related transactions	176,488,538	5,312,730	92,567,138	12,319,605

Net change in unrealized appreciation or depreciation on:
Investments	(33,810,931)	761,812	(59,828,899)	5,938,550
Foreign currency related transactions	—	—	9,304	2,737,995

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(33,810,931)	761,812	(59,819,595)	8,676,545

Net realized and unrealized gain on investments and foreign currency related transactions	142,677,607	6,074,542	32,747,543	20,996,150

Increase in net assets resulting from operations	$176,589,564	$7,586,337	$35,243,745	$23,892,358

* Foreign taxes withheld	$255,830	$—	$462,214	$344,842

See Accompanying Notes to Financial Statements

63

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

		ING	ING	ING
	ING	Capital	Capital	FMRSM
	AllianceBernstein	Guardian	Guardian	Diversified
	Mid Cap Growth	Small/Mid	U.S. Equities	Mid Cap
	Portfolio	Cap Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$623,317	$5,001,533	$8,773,136	$2,530,583
Interest	80,366	134,998	100,450	347,766
Securities lending income	1,320,240	1,563,824	58,643	105,832

Total investment income	2,023,923	6,700,355	8,932,229	2,984,181

EXPENSES:
Unified fees	4,451,039	3,309,563	4,683,606	2,358,665

Distribution and service fees:
Class S	1,411,274	1,256,557	1,557,727	762,667
Class S2	70,715	41,516	51,406	77,328
Trustee fees and expenses	52,309	41,757	46,390	11,548

Total expenses	5,985,337	4,649,393	6,339,129	3,210,208
Net waived and reimbursed fees	(14,143)	(8,303)	(10,281)	(15,466)
Brokerage commission recapture	(93,877)	(40,945)	(34,305)	—

Net expenses	5,877,317	4,600,145	6,294,543	3,194,742

Net investment income (loss)	(3,853,394)	2,100,210	2,637,686	(210,561)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	85,985,039	11,041,002	55,029,877	79,779,734
Foreign currency related transactions	—	—	—	(80,412)

Net realized gain on investments and foreign currency related transactions	85,985,039	11,041,002	55,029,877	79,699,322

Net change in unrealized appreciation or depreciation on:
Investments	(58,859,710)	(21,833,930)	(21,002,134)	(29,377,109)
Foreign currency related transactions	—	—	—	(30,400)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(58,859,710)	(21,833,930)	(21,002,134)	(29,407,509)

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	27,125,329	(10,792,928)	34,027,743	50,291,813

Increase (decrease) in net assets resulting from operations	$23,271,935	$(8,692,718)	$36,665,429	$50,081,252

* Foreign taxes withheld	$—	$18,013	$131,422	$101,998

See Accompanying Notes to Financial Statements

64

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING		ING
	FMRSM	ING	Goldman	ING
	Earnings	Global	Sachs	Lord Abbett
	Growth	Resources	TollkeeperSM	Affiliated
	Portfolio	Portfolio	Portfolio	Portfolio

	April 29,
	2005(1) to	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2005	2005	2005

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$580,438	$5,236,761	$225,454	$3,746,564
Interest	18,856	257,888	33,561	251,448
Securities lending income	—	21,537	—	28,079

Total investment income	599,294	5,516,186	259,015	4,026,091

EXPENSES:
Unified fees	—	1,870,178	908,215	1,419,418
Accrued management fee	286,489	—	—	—

Distribution and service fees:
Class S	6,633	671,194	158,833	470,853
Class S2	30	78,249	21,806	12,163
Transfer agent fees	254	—	—	—
Administrative service fees	47,546	—	—	—
Shareholder reporting expense	2,001	—	—	—
Professional fees	1,766	—	—	—
Custody and accounting expense	2,999	—	—	—
Trustee fees and expenses	1,974	15,521	6,024	16,012
Offering expense	3,384	—	—	—

Total expenses	353,076	2,635,142	1,094,878	1,918,446
Net waived and reimbursed fees	(6)	(15,650)	(145,543)	(2,367)

Net expenses	353,070	2,619,492	949,335	1,916,079

Net investment income (loss)	246,224	2,896,694	(690,320)	2,110,012

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain (loss) on:
Investments	774,128	65,055,907	8,812,779	28,946,666
Foreign currency related transactions	—	(3,154,906)	—	(468)

Net realized gain on investments and foreign currency related transactions	774,128	61,901,001	8,812,779	28,946,198

Net change in unrealized appreciation or depreciation on:
Investments	4,147,565	27,125,808	(7,367,708)	(24,508,535)
Foreign currency related transactions	—	(25,659)	—	375

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	4,147,565	27,100,149	(7,367,708)	(24,508,160)

Net realized and unrealized gain on investments and foreign currency related transactions	4,921,693	89,001,150	1,445,071	4,438,038

Increase in net assets resulting from operations	$5,167,917	$91,897,844	$754,751	$6,548,050

* Foreign taxes withheld	$—	$300,602	$—	$70,979

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

65

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING	ING		ING
	Mercury	Mercury	ING	T. Rowe Price
	Large Cap	Large Cap	Salomon	Equity
	Growth	Value	All Cap	Income
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$410,406	$1,584,659	$5,724,410	$24,923,758
Interest	17,733	45,849	1,621,045	1,758,901
Securities lending income	—	1,064	42,472	102,835

Total investment income	428,139	1,631,572	7,387,927	26,785,494

EXPENSES:
Unified fees	465,940	809,804	3,290,857	7,122,496

Distribution and service fees:
Class ADV	3,365	—	—	93,694
Class S	140,376	135,827	1,069,310	2,576,988
Class S2	8,204	13,276	88,212	150,559
Trustee fees and expenses	2,073	12,800	49,890	54,502

Total expenses	619,958	971,707	4,498,269	9,998,239
Net waived and reimbursed fees	(28,069)	(32,360)	(17,642)	(80,103)
Brokerage commission recapture	—	—	(98,059)	(14,369)

Net expenses	591,889	939,347	4,382,568	9,903,767

Net investment income (loss)	(163,750)	692,225	3,005,359	16,881,727

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	2,587,354	2,669,338	27,222,925	53,348,374
Foreign currency related transactions	1,711	—	(32,391)	(22,973)

Net realized gain on investments and foreign currency related transactions	2,589,065	2,669,338	27,190,534	53,325,401

Net change in unrealized appreciation or depreciation on:
Investments	8,835,225	(2,443,874)	(21,310,074)	(26,241,751)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	8,835,225	(2,443,874)	(21,310,074)	(26,241,751)

Net realized and unrealized gain on investments and foreign currency related transactions	11,424,290	225,464	5,880,460	27,083,650

Increase in net assets resulting from operations	$11,260,540	$917,689	$8,885,819	$43,965,377

* Foreign taxes withheld	$—	$7,047	$97,024	$180,922

See Accompanying Notes to Financial Statements

66

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING	ING		ING	ING
	Van Kampen	Van Kampen	ING	Wells Fargo	Wells Fargo
	Equity	Growth and	Van Kampen	Mid Cap	Small Cap
	Growth	Income	Real Estate	Disciplined	Disciplined
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

					November 30,
	Year Ended	Year Ended	Year Ended	Year Ended	2005(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2005	2005	2005	2005

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$663,817	$18,105,536	$19,644,220	$3,735,389	$62
Interest	35,017	1,310,237	394,537	342,636	—
Securities lending income	29,572	147,149	8,067	108,185	—

Total investment income	728,406	19,562,922	20,046,824	4,186,210	62

EXPENSES:
Unified fees	622,472	5,719,851	5,222,875	1,924,757	3,164

Distribution and service fees:
Class ADV	—	4,530	—	—	—
Class S	112,447	2,054,310	1,940,962	734,195	1,027
Class S2	54,626	304,399	116,225	17,314	—
Transfer agent fees	—	—	—	—	53
Administrative service fees	—	—	—	—	411
Shareholder reporting expense	—	—	—	—	164
Professional fees	—	—	—	—	82
Custody and accounting expense (fees)	—	—	—	—	111
Trustee fees and expenses	26,347	60,094	40,960	27,533	41
Offering expense	—	—	—	—	1,233

Total expenses	815,892	8,143,184	7,321,022	2,703,799	6,286
Net waived and reimbursed fees	(25,171)	(84,875)	(23,245)	(3,463)	(1,685)
Brokerage commission recapture	—	(109,092)	—	(82,529)	—

Net expenses	790,721	7,949,217	7,297,777	2,617,807	4,601

Net investment income (loss)	(62,315)	11,613,705	12,749,047	1,568,403	(4,539)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain (loss) on:
Investments	4,585,822	90,755,281	75,331,953	51,749,881	985
Foreign currency related transactions	—	(7,152)	1,196	48,603	—

Net realized gain on investments and foreign currency related transactions	4,585,822	90,748,129	75,333,149	51,798,484	985

Net change in unrealized appreciation or depreciation on:
Investments	9,575,742	(17,188,913)	54,447,786	(37,691,819)	(129,881)
Foreign currency related transactions	—	—	—	(16)	—

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	9,575,742	(17,188,913)	54,447,786	(37,691,835)	(129,881)

Net realized and unrealized gain (loss) on investments and foreign currency related transactions,	14,161,564	73,559,216	129,780,935	14,106,649	(128,896)

Increase (decrease) in net assets resulting from operations	$14,099,249	$85,172,921	$142,529,982	$15,675,052	$(133,435)

* Foreign taxes withheld	$8,607	$434,423	$145,098	$37,944	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

67

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Capital		ING UBS U.S.
	Appreciation Portfolio		Allocation Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$33,911,957	$29,750,193	$1,511,795	$1,278,811
Net realized gain on investments and foreign currency related transactions	176,488,538	78,881,276	5,312,730	3,693,346
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(33,810,931)	166,146,764	761,812	4,940,033

Net increase in net assets resulting from operations	176,589,564	274,778,233	7,586,337	9,912,190

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	(478,589)	(141,000)	—	—
Class I	(994,447)	(625,306)	—	—
Class S	(27,314,104)	(18,582,952)	(1,381,282)	(688,240)
Class S2	(980,214)	(579,697)	(55,715)	(24,103)

Net realized gains:
Class ADV	(1,165,680)	(81,379)	—	—
Class I	(2,315,047)	(360,900)	—	—
Class S	(72,882,351)	(12,342,694)	—	—
Class S2	(2,613,904)	(354,638)	—	—

Total distributions	(108,744,336)	(33,068,566)	(1,436,997)	(712,343)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	369,451,003	351,982,281	30,181,531	29,063,689
Dividends reinvested	108,744,336	33,068,566	1,436,997	712,343

	478,195,339	385,050,847	31,618,528	29,776,032
Cost of shares redeemed	(52,843,688)	(52,658,831)	(14,530,512)	(3,099,934)

Net increase in net assets resulting from capital share transactions	425,351,651	332,392,016	17,088,016	26,676,098

Net increase in net assets	493,196,879	574,101,683	23,237,356	35,875,945

NET ASSETS:
Beginning of year	2,041,953,384	1,467,851,701	105,529,992	69,654,047

End of year	$2,535,150,263	$2,041,953,384	$128,767,348	$105,529,992

Undistributed net investment income at end of year	$33,894,917	$29,762,963	$1,667,870	$1,435,306

See Accompanying Notes to Financial Statements

68

STATEMENTS OF CHANGES IN NET ASSETS

	ING Templeton Global		ING Van Kampen Global
	Growth Portfolio		Franchise Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$2,496,202	$1,640,132	$2,896,208	$1,270,037
Net realized gain on investments and foreign currency related transactions	92,567,138	19,887,910	12,319,605	1,737,742
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(59,819,595)	17,137,293	8,676,545	12,113,953

Net increase in net assets resulting from operations	35,243,745	38,665,335	23,892,358	15,121,732

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class S	(2,681,176)	(1,753,083)	(369,111)	—
Class S2	(42,083)	(26,861)	(75,743)	—

Net realized gains:
Class S	—	—	(1,903,185)	—
Class S2	—	—	(567,869)	—

Total distributions	(2,723,259)	(1,779,944)	(2,915,908)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,831,855	46,849,411	117,754,463	79,400,396
Dividends reinvested	2,723,259	1,779,944	2,915,908	—

	16,555,114	48,629,355	120,670,371	79,400,396
Cost of shares redeemed	(56,918,908)	(51,677,111)	(17,953,550)	(10,265,584)

Net increase (decrease) in net assets resulting from capital share transactions	(40,363,794)	(3,047,756)	102,716,821	69,134,812

Net increase (decrease) in net assets	(7,843,308)	33,837,635	123,693,271	84,256,544

NET ASSETS:
Beginning of year	394,714,712	360,877,077	156,897,136	72,640,592

End of year	$386,871,404	$394,714,712	$280,590,407	$156,897,136

Undistributed net investment income at end of year	$3,477,745	$946,776	$4,455,868	$912,232

See Accompanying Notes to Financial Statements

69

STATEMENTS OF CHANGES IN NET ASSETS

	ING AllianceBernstein		ING Capital Guardian
	Mid Cap		Small/Mid Cap
	Growth Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$(3,853,394)	$(4,442,191)	$2,100,210	$1,093,887
Net realized gain on investments and foreign currency related transactions	85,985,039	128,357,310	11,041,002	9,280,358
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(58,859,710)	(20,713,910)	(21,833,930)	26,667,045

Net increase (decrease) in net assets resulting from operations	23,271,935	103,201,209	(8,692,718)	37,041,290

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class S	—	—	(870,294)	(1,056,315)
Class S2	—	—	(14,095)	(23,286)

Total distributions	—	—	(884,389)	(1,079,601)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	112,480,636	171,570,114	13,811,437	46,539,382
Dividends reinvested	—	—	884,389	1,079,601

	112,480,636	171,570,114	14,695,826	47,618,983
Cost of shares redeemed	(221,689,772)	(130,013,223)	(92,991,596)	(85,273,968)

Net increase (decrease) in net assets resulting from capital share transactions	(109,209,136)	41,556,891	(78,295,770)	(37,654,985)

Net increase (decrease) in net assets	(85,937,201)	144,758,100	(87,872,877)	(1,693,296)

NET ASSETS:
Beginning of year	677,426,040	532,667,940	575,879,863	577,573,159

End of year	$591,488,839	$677,426,040	$488,006,986	$575,879,863

Undistributed net investment income at end of year	$—	$—	$2,073,632	$941,947

See Accompanying Notes to Financial Statements

70

STATEMENTS OF CHANGES IN NET ASSETS

	ING Capital Guardian		ING FMRSM Diversified
	U.S. Equities Portfolio		Mid Cap Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$2,637,686	$2,813,132	$(210,561)	$(593,018)
Net realized gain on investments and foreign currency related transactions	55,029,877	19,845,178	79,699,322	28,606,698
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(21,002,134)	32,318,507	(29,407,509)	17,167,390

Net increase in net assets resulting from operations	36,665,429	54,976,817	50,081,252	45,181,070

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class S	(2,728,278)	(1,176,341)	—	(267,728)
Class S2	(38,433)	(19,094)	—	(14,732)

Net realized gains:
Class S	—	—	(21,668,204)	—
Class S2	—	—	(1,085,338)	—

Total distributions	(2,766,711)	(1,195,435)	(22,753,542)	(282,460)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,346,940	96,423,900	97,950,199	67,661,279
Net proceeds from shares issued in merger	—	—	250,558,419	—
Dividends reinvested	2,766,711	1,195,435	22,753,542	282,460

	11,113,651	97,619,335	371,262,160	67,943,739
Cost of shares redeemed	(98,752,859)	(61,050,010)	(45,379,896)	(17,843,302)

Net increase (decrease) in net assets resulting from capital share transactions	(87,639,208)	36,569,325	325,882,264	50,100,437

Net increase (decrease) in net assets	(53,740,490)	90,350,707	353,209,974	94,999,047

NET ASSETS:
Beginning of year	673,003,058	582,652,351	262,419,240	167,420,193

End of year	$619,262,568	$673,003,058	$615,629,214	$262,419,240

Undistributed net investment income (accumulated net investment loss or distributions in excess) at end of year	$2,642,166	$2,792,643	$(78,305)	$(167,604)

See Accompanying Notes to Financial Statements

71

STATEMENTS OF CHANGES IN NET ASSETS

	ING FMRSM
	Earnings Growth Portfolio	ING Global Resources Portfolio

	April 29, 2005(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2005	2005	2004

FROM OPERATIONS:
Net investment income	$246,224	$2,896,694	$2,893,334
Net realized gain on investments and foreign currency related transactions	774,128	61,901,001	27,403,029
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	4,147,565	27,100,149	(19,226,217)

Net increase in net assets resulting from operations	5,167,917	91,897,844	11,070,146

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	(265,986)	(39,265)	(22,590)
Class S	(12,810)	(2,053,552)	(1,576,719)
Class S2	—	(122,972)	(89,812)

Net realized gains:
Class I	(339,312)	(207,438)	—
Class S	(23,618)	(13,018,797)	—
Class S2	(22)	(778,504)	—

Total distributions	(641,748)	(16,220,528)	(1,689,121)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	170,731,344	164,400,100	92,121,013
Dividends reinvested	599,648	16,220,528	1,689,121

	171,330,992	180,620,628	93,810,134
Cost of shares redeemed	(24,332,450)	(47,681,333)	(48,034,278)

Net increase in net assets resulting from capital share transactions	146,998,542	132,939,295	45,775,856

Net increase in net assets	151,524,711	208,616,611	55,156,881

NET ASSETS:
Beginning of period	—	202,737,258	147,580,377

End of period	$151,524,711	$411,353,869	$202,737,258

Undistributed net investment income (accumulated net investment loss or distributions in excess) at end of period	$5,929	$(587,702)	$1,886,299

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

72

STATEMENTS OF CHANGES IN NET ASSETS

	ING Goldman Sachs		ING Lord Abbett
	TollkeeperSM Portfolio		Affiliated Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$(690,320)	$(371,293)	$2,110,012	$2,235,901
Net realized gain on investments and foreign currency and related transactions	8,812,779	5,321,187	28,946,198	4,537,270
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(7,367,708)	2,041,313	(24,508,160)	10,990,208

Net increase in net assets resulting from operations	754,751	6,991,207	6,548,050	17,763,379

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	—	—	(20,869)	(9,620)
Class S	—	—	(2,085,140)	(1,296,772)
Class S2	—	—	(30,028)	(11,764)

Net realized gains:
Class S	(3,164,015)	—	—	—
Class S2	(256,562)	—	—	—

Total distributions	(3,420,577)	—	(2,136,037)	(1,318,156)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,906,302	21,892,489	62,713,108	92,717,762
Dividends reinvested	3,420,577	—	2,136,037	1,318,156

	29,326,879	21,892,489	64,849,145	94,035,918
Cost of shares redeemed	(20,014,151)	(12,773,300)	(102,324,451)	(37,791,293)

Net increase (decrease) in net assets resulting from capital share transactions	9,312,728	9,119,189	(37,475,306)	56,224,625

Net increase (decrease) in net assets	6,646,902	16,110,396	(33,063,293)	72,689,848

NET ASSETS:
Beginning of year	72,533,234	56,422,838	213,780,277	141,090,429

End of year	$79,180,136	$72,533,234	$180,716,984	$213,780,277

Undistributed net investment income at end of year	$3,008	$16,177	$2,026,040	$2,142,209

See Accompanying Notes to Financial Statements

73

STATEMENTS OF CHANGES IN NET ASSETS

	ING Mercury Large Cap		ING Mercury Large Cap
	Growth Portfolio		Value Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$(163,750)	$(3,026)	$692,225	$321,335
Net realized gain on investments and foreign currency related transactions	2,589,065	1,465,915	2,669,338	4,468,742
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	8,835,225	478,232	(2,443,874)	3,463,474

Net increase in net assets resulting from operations	11,260,540	1,941,121	917,689	8,253,551

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	—	—	—	(166,519)
Class S	—	—	—	(159,881)
Class S2	—	—	—	(2,460)

Net realized gains:
Class ADV	—	(6,798)	—	—
Class I	—	—	(2,933)	(2,024,263)
Class S	—	(1,406,191)	(2,748)	(3,073,637)
Class S2	—	(157,713)	(180)	(101,496)

Return of capital:
Class ADV	—	(128)	—	—
Class S	—	(26,668)	—	—
Class S2	—	(3,075)	—	—

Total distributions	—	(1,600,573)	(5,861)	(5,528,256)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	146,549,136	10,687,934	33,716,418	107,447,381
Dividends reinvested	—	1,600,573	5,861	5,528,256

	146,549,136	12,288,507	33,722,279	112,975,637
Cost of shares redeemed	(21,962,703)	(6,847,276)	(69,467,582)	(18,876,869)

Net increase (decrease) in net assets resulting from capital share transactions	124,586,433	5,441,231	(35,745,303)	94,098,768

Net increase (decrease) in net assets	135,846,973	5,781,779	(34,833,475)	96,824,063

NET ASSETS:
Beginning of year	21,119,122	15,337,343	124,842,296	28,018,233

End of year	$156,966,095	$21,119,122	$90,008,821	$124,842,296

Undistributed net investment income at end of year	$—	$—	$692,225	$—

See Accompanying Notes to Financial Statements

74

STATEMENTS OF CHANGES IN NET ASSETS

	ING Salomon Brothers		ING T. Rowe Price Equity
	All Cap Portfolio		Income Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$3,005,359	$2,065,980	$16,881,727	$12,670,980
Net realized gain on investments and foreign currency related transactions	27,190,534	18,099,212	53,325,401	26,310,019
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(21,310,074)	17,407,594	(26,241,751)	85,786,391

Net increase in net assets resulting from operations	8,885,819	37,572,786	43,965,377	124,767,390

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	—	—	(139,052)	(32,894)
Class I	—	—	(255,687)	(98,225)
Class S	(1,961,705)	(896,519)	(11,936,553)	(7,999,880)
Class S2	(101,640)	(40,264)	(328,336)	(203,343)

Net realized gains:
Class ADV	—	—	(256,680)	(17,010)
Class I	—	—	(446,171)	(50,793)
Class S	—	—	(24,379,918)	(4,767,676)
Class S2	—	—	(692,558)	(115,420)

Total distributions	(2,063,345)	(936,783)	(38,434,955)	(13,285,241)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	66,178,117	154,010,065	190,194,194	257,134,404
Dividends reinvested	2,063,345	936,783	38,434,955	13,285,240

	68,241,462	154,946,848	228,629,149	270,419,644
Cost of shares redeemed	(207,839,965)	(97,489,321)	(78,988,373)	(38,569,008)

Net increase (decrease) in net assets resulting from capital share transactions	(139,598,503)	57,457,527	149,640,776	231,850,636

Net increase (decrease) in net assets	(132,776,029)	94,093,530	155,171,198	343,332,785

NET ASSETS:
Beginning of year	530,070,641	435,977,111	1,016,323,162	672,990,377

End of year	$397,294,612	$530,070,641	$1,171,494,360	$1,016,323,162

Undistributed net investment income at end of year	$2,971,454	$2,061,831	$16,864,819	$12,744,593

See Accompanying Notes to Financial Statements

75

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen Equity		ING Van Kampen Growth and
	Growth Portfolio		Income Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$(62,315)	$396,437	$11,613,705	$9,008,904
Net realized gain (loss) on investments and foreign currency related transactions	4,585,822	(935,443)	90,748,129	57,500,154
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	9,575,742	5,945,565	(17,188,913)	42,044,038

Net increase in net assets resulting from operations	14,099,249	5,406,559	85,172,921	108,553,096

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class ADV	—	—	(5,813)	(4,877)
Class I	(210,541)	(4,972)	—	—
Class S	(151,671)	—	(8,382,527)	(7,531,437)
Class S2	(27,665)	—	(621,747)	(538,210)

Net realized gains:
Class I	—	(198,886)	—	—
Class S	—	(186,825)	—	—
Class S2	—	(45,071)	—	—

Total distributions	(389,877)	(435,754)	(9,010,087)	(8,074,524)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,102,409	59,496,160	73,734,080	58,305,191
Dividends reinvested	389,877	435,754	9,010,087	8,074,524

	26,492,286	59,931,914	82,744,167	66,379,715
Cost of shares redeemed	(16,699,882)	(7,784,937)	(114,342,691)	(71,680,535)

Net increase (decrease) in net assets resulting from capital share transactions	9,792,404	52,146,977	(31,598,524)	(5,300,820)

Net increase in net assets	23,501,776	57,117,782	44,564,310	95,177,752

NET ASSETS:
Beginning of year	92,813,455	35,695,673	879,003,804	783,826,052

End of year	$116,315,231	$92,813,455	$923,568,114	$879,003,804

Undistributed net investment income at end of year	$—	$391,375	$11,604,489	$9,008,023

See Accompanying Notes to Financial Statements

76

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen		ING Wells Fargo Mid Cap
	Real Estate Portfolio		Disciplined Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$12,749,047	$16,867,584	$1,568,403	$1,874,986
Net realized gain on investments and foreign currency related transactions	75,333,149	18,958,213	51,798,484	47,855,093
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	54,447,786	111,364,888	(37,691,835)	(12,353,073)

Net increase in net assets resulting from operations	142,529,982	147,190,685	15,675,052	37,377,006

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	(93,349)	(61,095)	—	—
Class S	(8,748,076)	(7,085,072)	(1,844,990)	(939,778)
Class S2	(238,326)	(228,392)	(20,306)	(13,952)

Net realized gains:
Class I	(231,802)	(34,770)	—	—
Class S	(24,311,480)	(4,385,805)	—	—
Class S2	(697,125)	(136,221)	—	—

Total distributions	(34,320,158)	(11,931,355)	(1,865,296)	(953,730)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	384,077,880	154,595,832	6,197,529	9,827,216
Dividends reinvested	34,320,158	11,931,355	1,865,296	953,730

	418,398,038	166,527,187	8,062,825	10,780,946
Cost of shares redeemed	(98,907,020)	(55,108,921)	(59,011,389)	(63,374,729)

Net increase (decrease) in net assets resulting from capital share transactions	319,491,018	111,418,266	(50,948,564)	(52,593,783)

Net increase (decrease) in net assets	427,700,842	246,677,596	(37,138,808)	(16,170,507)

NET ASSETS:
Beginning of year	594,577,103	347,899,507	325,801,493	341,972,000

End of year	$1,022,277,945	$594,577,103	$288,662,685	$325,801,493

Undistributed net investment income at end of year	$14,240,329	$12,629,454	$1,613,708	$1,861,998

See Accompanying Notes to Financial Statements

77

STATEMENT OF CHANGES IN NET ASSETS

ING Wells Fargo Small
Cap Disciplined Portfolio

November 30, 2005(1)
to December 31,
2005

FROM OPERATIONS:
Net investment loss	$(4,539)
Net realized gain on investments	985
Net change in unrealized appreciation or depreciation on investments	(129,881)

Net decrease in net assets resulting from operations	(133,435)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,077,593
Cost of shares redeemed	(2,004)

Net increase in net assets resulting from capital share transactions	5,075,589

Net increase in net assets	4,942,154

NET ASSETS:
Beginning of period	—

End of period	$4,942,154

Undistributed net investment income (accumulated net investment loss) at end of period	$—

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

78

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

					December 16,
					2003(1) to
	Year Ended				December 31,
	December 31,

	2005		2004		2003

Per Share Operating Performance
Net asset value, beginning of period	$24.37		21.34		20.75

Income from investment operations:
Net investment income	$0.31	*	0.34	*	0.01
Net realized and unrealized gain on investments and foreign currencies	$1.41		3.13		0.68
Total from investment operations	$1.72		3.47		0.69

Less distributions:
Net investment income	$0.36		0.28		0.08
Net realized gains on investments	$0.87		0.16		0.02
Total distributions	$1.23		0.44		0.10
Net asset value, end of period	$24.86		24.37		21.34

Total Return(2)%	7.33		16.28		3.72

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$48,910		12,693		42

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.25		1.25		1.28
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.25		1.26		1.29
Gross expenses prior to expense waiver and prior to brokerage commission recapture(3)(4)%	1.40		1.26		1.29
Net investment income(3)%	1.16		1.49		2.72
Portfolio turnover rate %	23		21		12

	Class I

	Year Ended			May 2,
	December 31,			2003(1) to
				December 31,
	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$24.52		21.35	17.61

Income from investment operations:
Net investment income	$0.43	*	0.31	0.20
Net realized and unrealized gain on investments and foreign currencies	$1.46		3.30	3.65
Total from investment operations	$1.89		3.61	3.85

Less distributions from:
Net investment income	$0.37		0.28	0.09
Net realized gain on investments	$0.87		0.16	0.02
Total distributions	$1.24		0.44	0.11
Net asset value, end of period	$25.17		24.52	21.35

Total Return(2)%	8.03		16.93	21.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$76,428		56,649	34,659

Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	0.65		0.65	0.68
Gross expenses prior to brokerage commission recapture (3)%	0.65		0.67	0.69
Net investment income(3)%	1.75		2.04	2.00
Portfolio turnover rate %	23		21	12

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.15% of the distribution fee for Class ADV shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

79

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2005		2004	2003	2002		2001

Per Share Operating Performance:
Net asset value, beginning of year		$24.50		21.36	17.13	17.50		16.62

Income (loss) from investment operations:
Net investment income		$0.37	*	0.32	0.26	0.38	*	0.36
Net realized and unrealized gain (loss) on investments and foreign currencies		$1.46		3.22	4.06	(0.29)		1.28
Total from investment operations		$1.83		3.54	4.32	0.09		1.64

Less distributions from:
Net investment income		$0.33		0.24	0.07	0.26		0.37
Net realized gain on investments		$0.87		0.16	0.02	0.20		0.39
Total distributions		$1.20		0.40	0.09	0.46		0.76
Net asset value, end of year		$25.13		24.50	21.36	17.13		17.50

Total Return(2)%		7.74		16.61	25.23	0.48		9.92

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$2,318,302		1,917,252	1,413,027	994,912		688,506

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.90		0.90	0.93	0.94		0.95
Gross expenses prior to brokerage commission recapture	%	0.90		0.92	0.94	0.95		0.95
Net investment income	%	1.50		1.76	1.73	2.13		2.65
Portfolio turnover rate	%	23		21	12	16		23

	Class S2

							September 9,
	Year Ended December 31,						2002(1) to
							December 31,
	2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$24.44		21.35		17.15		17.40

Income from investment operations:
Net investment income	$0.34	*	0.39	*	0.28	*	0.12 *
Net realized and unrealized gain on investments and foreign currencies	$1.45		3.12		4.00		0.06
Total from investment operations	$1.79		3.51		4.28		0.18

Less distributions from:
Net investment income	$0.33		0.26		0.06		0.23
Net realized gain on investments	$0.87		0.16		0.02		0.20
Total distributions	$1.20		0.42		0.08		0.43
Net asset value, end of period	$25.03		24.44		21.35		17.15

Total Return(2)%	7.59		16.48		24.96		1.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$91,510		55,360		20,123		903

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.05		1.05		1.08		0.09
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.05		1.05		1.08		0.09
Gross expenses prior to brokerage commission recapture (3)(4)%	1.15		1.07		1.09		1.10
Net investment income(3)%	1.35		1.72		1.62		2.20
Portfolio turnover rate %	23		21		12		16

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

80

ING UBS U.S. ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2005		2004	2003		2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$9.53		8.65	7.33		8.71	9.40

Income (loss) from investment operations:
Net investment income		$0.13	*	0.11	0.09		0.09 *	0.03
Net realized and unrealized gain (loss) on investments		$0.49		0.83	1.23		(1.38)	(0.64)
Total from investment operations		$0.62		0.94	1.32		(1.29)	(0.61)

Less distributions from:
Net investment income		$0.13		0.06	0.00	**	0.09	0.08
Total distributions		$0.13		0.06	0.00		0.09	0.08
Net asset value, end of year		$10.02		9.53	8.65		7.33	8.71

Total Return(2)%		6.52		10.93	18.02		(14.77)	(6.52)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$124,059		102,356	68,691		47,394	51,723

Ratio to average net assets:
Net expenses after reimbursement of unified fee and brokerage commission recapture	%	0.97		1.01	1.01		1.01	1.01
Net expenses after reimbursement of unified fee and prior to brokerage commission recapture	%	0.98		1.01	1.01		1.01	1.01
Gross expenses prior to reimbursement of unified fee and broker commission recapture	%	1.00		1.01	1.01		1.01	1.01
Net investment income	%	1.33		1.65	1.38		1.11	1.50
Portfolio turnover rate	%	104		106	203		126	50

	Class S2

	Year Ended				June 3,
	December 31,				2003(1) to
					December 31,
	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$9.51		8.65		7.88

Income (loss) from investment operations:
Net investment income	$0.11	*	0.14	*	0.02
Net realized and unrealized gain on investments	$0.49		0.79		0.75
Total from investment operations	$0.60		0.93		0.77

Less distributions from:
Net investment income	$0.13		0.07		0.00 **
Total distributions	$0.13		0.07		—
Net asset value, end of period	$9.98		9.51		8.65

Total Return(2)%	6.34		10.81		9.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,708		3,174		963

Ratios to average net assets:
Net expenses after waiver/reimbursement of expenses and brokerage commission recapture(3)(4)%	1.12		1.16		1.16
Net expenses after waiver/reimbursement of expenses and prior to brokerage commission recapture(3)(4)%	1.13		1.16		1.16
Gross expenses prior to waiver/reimbursement of expenses and broker commission recapture(3)(4)%	1.25		1.16		1.16
Net investment income(3)%	1.18		1.53		1.39
Portfolio turnover rate %	104		106		203

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.01.

See Accompanying Notes to Financial Statements

81

ING TEMPLETON GLOBAL GROWTH PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$12.48	11.30	8.29	10.40	11.82

Income (loss) from investment operations:
Net investment income		$0.09	0.05	0.03	0.02 *	0.00 **
Net realized and unrealized gain (loss) on investments and foreign currencies		$1.13	1.19	2.98	(2.12)	(1.41)
Total from investment operations		$1.22	1.24	3.01	(2.10)	(1.41)

Less distributions from:
Net investment income		$0.09	0.06	—	0.00 *	0.01
Return of capital		$—	—	—	0.01	—
Total distributions		$0.09	0.06	—	0.01	0.01
Net asset value, end of year		$13.61	12.48	11.30	8.29	10.40

Total Return	%	9.88	10.95	36.31	(20.18)	(11.91)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$380,403	389,945	358,796	226,961	255,251

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.22	1.26	1.25	1.25	1.26
Gross expenses prior to brokerage commission recapture	%	1.22	1.26	1.26	1.26	1.26
Net investment income (loss)%		0.67	0.45	0.38	0.20	(0.01)
Portfolio turnover rate	%	109	28	23	36	30

	Class S2

				September 9,
	Year Ended December 31,			2002(4) to
				December 31,
	2005	2004(1)	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.43	11.30	8.29	8.05

Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.02	0.02	(0.00)**
Net realized and unrealized gain on investments and foreign currencies	$1.14	1.18	2.99	0.24
Total from investment operations	$1.20	1.20	3.01	0.24

Less distributions from:
Net investment income	$0.09	0.07	—	—
Total distributions	$0.09	0.07	—	—
Net asset value, end of period	$13.54	12.43	11.30	8.29

Total Return(2)%	9.78	10.64	36.31	2.98

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,469	4,770	2,081	60

Ratio to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(5)%	1.37	1.41	1.40	1.40
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.37	1.41	1.41	1.41
Gross expenses prior to expense waiver and prior to brokerage commission recapture(3)(5)%	1.47	1.41	1.41	1.41
Net investment income (loss)(3)%	0.49	0.21	0.23	(0.16)
Portfolio turnover rate %	109	28	23	36

(1) Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the ING Capital Guardian Managed Global Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Commencement of operations.

(5) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after that date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.01.

See Accompanying Notes to Financial Statements

82

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class S

							May 1,
	Year Ended December 31,						2002(1) to
							December 31,
	2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.63		11.21		8.93		10.00

Income (loss) from investment operations:
Net investment income	$0.18	*	0.13	*	0.09		0.04 *
Net realized and unrealized gain (loss) on investments and foreign currencies	$1.24		1.29		2.25		(1.11)
Total from investment operations	$1.42		1.42		2.34		(1.07)

Less distributions from:
Net investment income	$0.03		—		—		—
Net realized gain on investments	$0.14		—		0.00	**	—
Return of capital	$—		—		0.06		—
Total distributions	$0.17		—		0.06		—
Net asset value, end of period	$13.88		12.63		11.21		8.93

Total Return(2)%	11.30		12.67		26.24		(10.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$214,349		117,026		58,098		19,133

Ratios to average net assets:
Expenses(3)%	1.25		1.25		1.25		1.25
Net investment income(3)%	1.35		1.20		1.35		0.70
Portfolio turnover rate %	17		9		9		33

	Class S2

							September 9,
	Year Ended December 31,						2002(1) to
							December 31,
	2005		2004		2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.59		11.19		8.93		9.34

Income (loss) from investment operations:
Net investment income	$0.15	*	0.13	*	0.08		0.01 *
Net realized and unrealized gain (loss) on investments and foreign currencies	$1.25		1.27		2.23		(0.42)
Total from investment operations	$1.40		1.40		2.31		(0.41)

Less distributions from:
Net investment income	$0.02		—		—		—
Net realized gain on investments	$0.14		—		0.00	**	—
Return of capital	$—		—		0.05		—
Total distributions	$0.16		—		0.05		—
Net asset value, end of period	$13.83		12.59		11.19		8.93

Total Return(2)%	11.19		12.51		25.94		(4.39)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$66,241		39,871		14,543		713

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.40		1.40		1.40		1.41
Gross expenses prior to expense waiver(3)(4)%	1.50		1.40		1.40		1.41
Net investment income(3)%	1.11		1.09		0.87		0.20
Portfolio turnover rate %	17		9		9		33

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

** Amount less than $0.01.

See Accompanying Notes to Financial Statements

83

ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
(FORMERLY, ING ALLIANCE MID CAP GROWTH PORTFOLIO)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

Class I

May 13,
2005(1) to
December 31,
2005

Per Share Operating Performance:
Net asset value, beginning of period	$15.50

Income (loss) from investment operations:
Net investment loss	$(0.06)*
Net realized and unrealized gain on investments	$3.62
Total from investment operations	$3.56
Net asset value, end of period	$19.06

Total Return(2)%	22.97

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,122

Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	0.79
Gross expenses prior to brokerage commission recapture(3)%	0.81
Net investment loss(3)%	(0.54)
Portfolio turnover rate %	103

		Class S

		Year Ended December 31,

		2005		2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$17.81		14.90	8.92	12.75	14.78

Income (loss) from investment operations:
Net investment loss		$(0.11	)*	(0.12)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments		$1.33		3.03	6.05	(3.76)	(1.96)
Total from investment operations		$1.22		2.91	5.98	(3.83)	(2.03)
Net asset value, end of year		$19.03		17.81	14.90	8.92	12.75

Total Return(2)%		6.85		19.53	67.04	(30.04)	(13.73)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$568,850		664,525	528,029	288,770	468,567

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	1.01		0.97	0.99	1.02	1.01
Gross expenses prior to brokerage commission recapture	%	1.03		1.03	1.04	1.05	1.01
Net investment income (loss)%		(0.66)		(0.79)	(0.68)	(0.69)	(0.53)
Portfolio turnover rate	%	103		126	111	159	211

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

84

ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
(FORMERLY, ING ALLIANCE MID CAP GROWTH PORTFOLIO) (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class S2

					September 9,
	Year Ended December 31,				2002(1) to
					December 31,
	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$17.76		14.88	8.92	8.37

Income (loss) from investment operations:
Net investment loss	$(0.14	)*	(0.10)	(0.10)	(0.02)*
Net realized and unrealized gain on investments	$1.32		2.98	6.06	0.57
Total from investment operations	$1.18		2.88	5.96	0.55
Net asset value, end of period	$18.94		17.76	14.88	8.92

Total Return(2)%	6.64		19.35	66.82	6.57

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,517		12,901	4,638	158

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.16		1.12	1.14	1.18
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.18		1.18	1.19	1.21
Gross expenses prior to expense waiver and prior to brokerage commission recapture(3)(4)%	1.28		1.18	1.19	1.21
Net investment loss(3)%	(0.81)		(0.93)	(0.86)	(0.71)
Portfolio turnover rate %	103		126	111	159

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

85

ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$11.79	10.99	7.84	10.53	10.71

Income (loss) from investment operations:
Net investment income		$0.05	0.02	0.02	0.02 *	0.01
Net realized and unrealized gain (loss) on investments		$(0.17)	0.80	3.14	(2.70)	(0.18)
Total from investment operations		$(0.12)	0.82	3.16	(2.68)	(0.17)

Less distributions from:
Net investment income		$0.02	0.02	0.01	0.01	0.01
Total distributions		$0.02	0.02	0.01	0.01	0.01
Net asset value, end of year		$11.65	11.79	10.99	7.84	10.53

Total Return(1)%		(1.02)	7.48	40.36	(25.43)	(1.56)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (000’s)		$478,871	567,903	573,425	365,177	516,009

Ratio to average net assets:
Net expenses after brokerage commission recapture	%	0.90	0.91	0.93	0.94	0.95
Gross expenses prior to brokerage commission recapture	%	0.91	0.92	0.94	0.95	0.95
Net investment income	%	0.41	0.20	0.28	0.28	0.16
Portfolio turnover rate	%	87	41	40	40	42

	Class S2

					September 9,
	Year Ended December 31,				2002(2) to
					December 31,
	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.77	11.00		7.86	7.98

Income (loss) from investment operations:
Net investment income	$0.03	0.01	*	0.01	0.02 *
Net realized and unrealized gain (loss) on investments	$(0.17)	0.79		3.14	(0.14)
Total from investment operations	$(0.14)	0.80		3.15	(0.12)

Less distributions from:
Net investment income	$0.02	0.03		0.01	0.00 **
Total distributions	$0.02	0.03		0.01	0.00 **
Net asset value, end of period	$11.61	11.77		11.00	7.86

Total Return(1)%	(1.19)	7.32		40.08	(1.50)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$9,136	7,977		4,148	330

Ratio to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.05	1.06		1.08	1.10
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.06	1.07		1.09	1.11
Gross expenses prior to expense waiver and prior to brokerage commission recapture(3)(4)%	1.16	1.07		1.09	1.11
Net investment income(3)%	0.28	0.10		0.13	0.75
Portfolio turnover rate %	87	41		40	40

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2) Commencement of operations.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.01.

See Accompanying Notes to Financial Statements

86

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period

		Class S

		Year Ended December 31,

		2005		2004	2003		2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$11.54		10.58	7.74		10.18	10.58

Income (loss) from investment operations:
Net investment income		$0.05	*	0.05	0.02		0.03 *	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies		$0.66		0.93	2.82		(2.45)	(0.39)
Total from investment operations		$0.71		0.98	2.84		(2.42)	(0.38)

Less distributions from:
Net investment income		$0.05		0.02	0.00	*	0.02	0.02
Net realized gain on investments		$—		—	—		—	0.00 **
Total distributions		$0.05		0.02	—		0.02	0.02
Net asset value, end of year		$12.20		11.54	10.58		7.74	10.18

Total Return(2)%		6.19		9.27	36.75		(23.79)	(3.62)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$608,300		662,965	575,864		301,376	282,049

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.99		0.99	0.99		0.99	1.01
Gross expenses prior to brokerage commission recapture	%	1.00		1.00	1.00		1.01	1.01
Net investment income	%	0.42		0.44	0.30		0.33	0.17
Portfolio turnover rate	%	33		23	21		27	29

	Class S2

					September 9,
	Year Ended December 31,				2002(1) to
					December 31,
	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.52		10.58	7.76	7.45

Income from investment operations:
Net investment income	$0.03	*	0.03	0.01	0.01 *
Net realized and unrealized gain on investments and foreign currencies	$0.67		0.93	2.81	0.31
Total from investment operations	$0.70		0.96	2.82	0.32

Less distributions from:
Net investment income	$0.04		0.02	—	0.01
Total distributions	$0.04		0.02	—	0.01
Net asset value, end of period	$12.18		11.52	10.58	7.76

Total Return(2)%	6.13		9.10	36.34	4.25

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,963		10,038	6,788	344

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.14		1.14	1.14	1.12
Net expenses after expense waiver and prior to brokerage commission recapture (3)(4)%	1.15		1.15	1.15	1.16
Gross expenses prior to expense waiver and prior to brokerage commission recapture (3)(4)%	1.25		1.15	1.15	1.16
Net investment income(3)%	0.27		0.31	0.13	0.33
Portfolio turnover rate %	33		23	21	27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents per share data for the period.

** Amount is less than $0.01.

See Accompanying Notes to Financial Statements

87

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S
	Class I

	August 15,	Year Ended December 31,
	2005(1) to
	December 31, 2005	2005		2004	2003		2002	2001

Per Share Operating Performance:
Net asset value, beginning of year	$12.48	12.26		9.89	7.41		9.21	9.89

Income (loss) from investment operations:
Net investment income (loss)	$0.02 *	(0.01	)*	(0.03)	0.02		0.03 *	0.02
Net realized and unrealized gain (loss) on investments	$0.75	1.95		2.41	2.46		(1.81)	(0.68)
Total from investment operations	$0.77	1.94		2.38	2.48		(1.78)	(0.66)

Less distributions from:
Net investment income	$—	—		0.01	0.00	**	0.02	0.02
Net realized gains on investments	$—	0.97		—	—		—	—
Total distributions	$—	0.97		0.01	—		0.02	0.02
Net asset value, end of year	$13.25	13.23		12.26	9.89		7.41	9.21

Total Return(2)%	6.17	16.90		24.10	33.47		(19.34)	(6.64)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$214	584,904		252,605	163,668		91,198	58,712

Ratios to average net assets:
Expenses(3)%	0.74	0.99		1.01	1.00		1.01	1.01
Net investment income(3)%	0.34	(0.06)		(0.30)	0.32		0.33	0.47
Portfolio turnover rate %	186	186		151	93		106	89

	Class S2

					September 9,
	Year Ended December 31,				2002(1) to
					December 31,
	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.24		9.90	7.43	7.76

Income (loss) from investment operations:
Net investment income (loss)	$(0.03	)*	(0.03)	0.01	0.01 *
Net realized and unrealized gain (loss) on investments	$1.95		2.39	2.46	(0.33)
Total from investment operations	$1.92		2.36	2.47	(0.32)

Less distributions from:
Net investment income	$—		0.02	—	0.01
Net realized gains on investments	$0.97		—	—	—
Total distributions	$0.97		0.02	—	0.01
Net asset value, end of period	$13.19		12.24	9.90	7.43

Total Return(2)%	16.76		23.83	33.24	(4.15)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$30,511		9,814	3,752	226

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.14		1.16	1.15	1.16
Gross expenses prior to expense waiver (3)(4)%	1.24		1.16	1.15	1.16
Net investment income (loss)(3)%	(0.20)		(0.45)	0.17	0.30
Portfolio turnover rate %	186		151	93	106

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

*  Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.01.

See Accompanying Notes to Financial Statements

88

ING FMRSM EARNINGS GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I	Class S	Class S2

	April 29,	May 4,	June 1,
	2005(1) to	2005(1) to	2005(1) to
	December 31,	December 31,	December 31,
	2005	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.12	10.48

Income (loss) from investment operations:
Net investment income	$0.07 *	0.02 *	0.00 †*
Net realized and unrealized gain on investments	$0.57	0.48	0.14
Total from investment operations	$0.64	0.50	0.14

Less distributions from:
Net investment income	$0.02	0.01	—
Net realized gains on investments	$0.02	0.02	0.02
Total distributions	$0.04	0.03	0.02
Net asset value, end of period	$10.60	10.59	10.60

Total Return(2)%	6.41	5.00	1.37

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$141,848	9,662	16

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.73	0.98	1.13
Gross expenses prior to expense waiver(3)(4)%	0.73	0.98	1.23
Net investment income(3)%	0.53	0.27	0.06
Portfolio turnover rate %	139	139	139

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

†  Amount is less than $0.01.

*  Per share numbers have been calculated using the monthly average share method, which more appropriately represents per share data for the period.

See Accompanying Notes to Financial Statements

89

ING GLOBAL RESOURCES PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I

	Year Ended		July 2,
	December 31,		2003(1) to
			December 31,
	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$15.74	14.90	10.90

Income from investment operations:
Net investment income	$0.12	0.14	0.05
Net realized and unrealized gain on investments and foreign currencies	$5.62	0.85	4.00
Total from investment operations	$5.74	0.99	4.05

Less distributions from:
Net investment income	$0.17	0.15	0.05
Net realized gain on investments	$0.90	—	—
Total distributions	$1.07	0.15	0.05
Net asset value, end of period	$20.41	15.74	14.90

Total Return(2)%	38.08	6.67	37.19

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,870	2,420	211

Ratios to average net assets:
Expenses(3)%	0.65	0.67	0.69
Net investment income(3)%	1.17	1.77	2.33
Portfolio turnover rate %	334	176	117

		Class S

		Year Ended December 31,

		2005	2004		2003	2002		2001

Per Share Operating Performance:
Net asset value, beginning of year		$15.71	14.89		9.81	9.79		11.14

Income (loss) from investment operations:
Net investment income		$0.13	0.20	*	0.16	0.16	*	0.19
Net realized and unrealized gain (loss) on investments and foreign currencies		$5.55	0.75		4.96	(0.08)		(1.54)
Total from investment operations		$5.68	0.95		5.12	0.08		(1.35)

Less distributions from:
Net investment income		$0.14	0.13		0.04	0.06		—
Net realized gain on investments		$0.90	—		—	—		—
Total distributions		$1.04	0.13		0.04	0.06		—
Net asset value, end of year		$20.35	15.71		14.89	9.81		9.79

Total Return(2)%		37.73	6.42		52.22	0.80		(12.12)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$379,936	190,176		144,294	69,313		33,787

Ratios to average net assets:
Expenses	%	0.90	0.91		0.94	0.94		0.95
Net investment income	%	1.01	1.69		2.52	1.50		1.68
Portfolio turnover rate	%	334	176		117	187		240

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

*  Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

90

ING GLOBAL RESOURCES PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class S2

					September 9,
	Year Ended December 31,				2002(1) to
					December 31,
	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$15.68	14.90		9.82	9.95

Income (loss) from investment operations:
Net investment income	$0.09	0.20	*	0.12	0.03 *
Net realized and unrealized gain (loss) on investments and foreign currencies	$5.55	0.72		5.00	(0.12)
Total from investment operations	$5.64	0.92		5.12	(0.09)

Less distributions from:
Net investment income	$0.14	0.14		0.04	0.04
Net realized gain on investments	$0.90	—		—	—
Total distributions	$1.04	0.14		0.04	0.04
Net asset value, end of period	$20.28	15.68		14.90	9.82

Total Return(2)%	37.54	6.23		52.12	(0.87)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$22,548	10,141		3,075	107

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.05	1.07		1.09	1.10
Gross expenses before expense waiver(3)(4)%	1.15	1.07		1.09	1.10
Net investment income(3)%	0.85	1.40		1.89	0.94
Portfolio turnover rate %	334	176		117	187

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

*  Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

91

ING GOLDMAN SACHS TOLLKEEPERSM PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

						May 1,
		Year Ended December 31,				2001(2) to
						December 31,
		2005	2004	2003	2002(1)	2001

Per Share Operating Performance:
Net asset value, beginning of period		$7.48	6.71	4.76	7.69	10.00

Income (loss) from investment operations:
Net investment loss		$(0.06)	(0.04)	(0.06)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments		$0.18	0.81	2.01	(2.83)	(2.25)
Total from investment operations		$0.12	0.77	1.95	(2.93)	(2.31)

Less distributions from:
Net realized gain on investments		$0.38	—	—	—	—
Total distributions		$0.38	—	—	—	—
Net asset value, end of period		$7.22	7.48	6.71	4.76	7.69

Total Return(3)%		1.91	11.48	40.97	(38.10)	(23.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$73,435	68,172	53,825	15,199	9,255

Ratios to average net assets:
Net expenses after reimbursement of unified fee	%	1.40	1.61	1.85	1.86	1.85
Gross expenses prior to reimbursement of unified fee	%	1.61	1.61	1.85	1.86	1.85
Net investment loss(4)%		(1.02)	(0.60)	(1.64)	(1.79)	(1.69)
Portfolio turnover rate	%	76	64	30	42	21

	Class S2

				September 9,
	Year Ended December 31,			2002(2) to
				December 31,
	2005	2004	2003(1)	2002(1)

Per Share Operating Performance:
Net asset value, beginning of period	$7.46	6.70	4.76	4.52

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.04)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	$0.18	0.80	2.02	0.27
Total from investment operations	$0.11	0.76	1.94	0.24

Less distributions from:
Net realized gain on investments	$0.38	—	—	—
Total distributions	$0.38	—	—	—
Net asset value, end of period	$7.19	7.46	6.70	4.76

Total Return(3)%	1.78	11.34	40.76	5.31

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,745	4,361	2,597	64

Ratios to average net assets:
Net expenses after waiver/reimbursement of expenses(4)(5)%	1.55	1.76	2.00	2.01
Gross expenses prior to waiver/reimbursement of expenses(4)(5)%	1.86	1.76	2.00	2.01
Net investment loss(4)%	(1.16)	(0.69)	(1.77)	(1.93)
Portfolio turnover rate %	76	64	30	42

(1) Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

See Accompanying Notes to Financial Statements

92

ING LORD ABBETT AFFILIATED PORTFOLIO
(FORMERLY, ING SALOMON BROTHERS INVESTORS PORTFOLIO)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I

	Year Ended				June 24,
	December 31,				2003(1) to
					December 31,
	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$11.50		10.51		9.17

Income (loss) from investment operations:
Net investment income	$0.16	*	0.13	*	0.04
Net realized and unrealized gain (loss) on investments	$0.49		0.95		1.32
Total from investment operations	$0.65		1.08		1.36

Less distributions from:
Net investment income	$0.17		0.09		0.02
Total distributions	$0.17		0.09		0.02
Net asset value, end of period	$11.98		11.50		10.51

Total Return(2)%	5.73		10.26		14.89

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,270		1,286		250

Ratios to average net assets:
Expenses(3)%	0.75		0.75		0.75
Net investment income(3)%	1.36		1.65		1.44
Portfolio turnover rate %	141		36		40

		Class S

		Year Ended December 31,

		2005		2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$11.48		10.51	8.02	10.50	11.06

Income (loss) from investment operations:
Net investment income		$0.13	*	0.14	0.10	0.09 *	0.04
Net realized and unrealized gain (loss) on investments		$0.49		0.90	2.41	(2.50)	(0.52)
Total from investment operations		$0.62		1.04	2.51	(2.41)	(0.48)

Less distributions from:
Net investment income		$0.14		0.07	0.02	0.07	0.05
Net realized and unrealized gain on investments		$—		—	—	—	0.03
Total distributions		$0.14		0.07	0.02	0.07	0.08
Net asset value, end of year		$11.96		11.48	10.51	8.02	10.50

Total Return(2)%		5.48		9.92	31.25	(22.98)	(4.27)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$176,644		210,577	139,825	94,986	95,347

Ratios to average net assets:
Expenses	%	1.00		1.00	1.00	1.01	1.01
Net investment income	%	1.10		1.34	1.24	1.03	0.78
Portfolio turnover rate	%	141		36	40	42	39

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

93

ING LORD ABBETT AFFILIATED PORTFOLIO
(FORMERLY, ING SALOMON BROTHERS INVESTORS PORTFOLIO) (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class S2

						September 9,
	Year Ended December 31,					2002(1) to
						December 31,
	2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.47		10.52		8.03	8.16

Income (loss) from investment operations:
Net investment income	$0.11	*	0.13	*	0.08	0.04 *
Net realized and unrealized gain (loss) on investments	$0.50		0.89		2.42	(0.11)
Total from investment operations	$0.61		1.02		2.50	(0.07)

Less distributions from:
Net investment income	$0.14		0.07		0.01	0.06
Total distributions	$0.14		0.07		0.01	0.06
Net asset value, end of period	$11.94		11.47		10.52	8.03

Total Return(2)%	5.41		9.73		31.11	(0.92)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,803		1,917		1,015	307

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.15		1.15		1.15	1.16
Gross expenses prior to expense waiver(3)(4)%	1.25		1.15		1.15	1.16
Net investment income(3)%	0.94		1.22		1.07	1.37
Portfolio turnover rate %	141		36		40	42

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

94

ING MERCURY LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

		March 17,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance
Net asset value, beginning of period	$10.45	10.06

Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.00)*
Net realized and unrealized gain on investments	$1.05	1.25
Total from investment operations	$1.03	1.25

Less distributions from:
Net realized gains on investments	$—	0.85
Return of capital	$—	0.01
Total distributions	$—	0.86
Net asset value, end of period	$11.48	10.45

Total Return(2)%	9.86	12.57

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,714	91

Ratios to average net assets:
Net expenses after waiver/reimbursement of expenses(3)%	1.36	1.41
Gross expenses prior to waiver/reimbursement of expenses(3)%	1.56	1.41
Net investment loss(3)%	(0.64)	(0.24)
Portfolio turnover rate %	155	204

	Class S

					May 1,
	Year Ended December 31,				2002(1) to
					December 31,
	2005	2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.48	10.22		8.05	10.00

Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.00	)*	(0.02)	(0.01)**
Net realized and unrealized gain (loss) on investments	$1.09	1.12		2.19	(1.94)
Total from investment operations	$1.08	1.12		2.17	(1.95)

Less distributions from:
Net realized gain on investments	$—	0.85		—	—
Return of capital	$—	0.01		—	—
Total distributions	$—	0.86		—	—
Net asset value, end of period	$11.56	10.48		10.22	8.05

Total Return(2)%	10.31	11.10		26.96	(19.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$155,252	18,862		14,481	4,757

Ratios to average net assets:
Net expenses after reimbursement of unified fee(3)%	1.01	1.05		1.05	1.05
Gross expenses prior to reimbursement of unified fee (3)%	1.06	1.05		1.05	1.05
Net investment loss(3)%	(0.27)	(0.01)		(0.27)	(0.09)
Portfolio turnover rate %	155	204		102	56

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.15% of the distribution fee for Class ADV shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Amount is less than $0.005.

** Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

95

ING MERCURY LARGE CAP VALUE PORTFOLIO
(FORMERLY, ING MERCURY FOCUS VALUE PORTFOLIO)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I		Class S

		May 18,	Year Ended			May 1,
	Year Ended	2004(1) to	December 31,			2002(1) to
	December 31,	December 31,				December 31,
	2005	2004	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.70	10.75	11.69	10.98	8.45	10.00

Income (loss) from investment operations:
Net investment income	$0.10	0.05	0.09	0.02	0.01	0.00 **
Net realized and unrealized gain (loss) on investments	$0.55	1.46	0.53	1.24	2.62	(1.55)
Total from investment operations	$0.65	1.51	0.62	1.26	2.63	(1.55)

Less distributions from:
Net investment income	$—	0.04	—	0.03	0.01	—
Net realized gain on investments	$0.00 **	0.52	—	0.52	0.09	—
Total distributions	$—	0.56	—	0.55	0.10	—
Net asset value, end of period	$12.35	11.70	12.31	11.69	10.98	8.45

Total Return(2)%	5.56	14.15	5.31	11.52	31.22	(15.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$44,567	47,498	42,308	74,928	27,213	8,045

Ratios to average net assets:
Net expenses after to reimbursement of unified fee(3)%	0.78	0.80	1.03	1.05	1.05	1.05
Gross expenses prior to reimbursement of unified fee(3)%	0.82	0.80	1.07	1.05	1.05	1.05
Net investment income(3)%	0.83	0.76	0.57	0.34	0.17	0.06
Portfolio turnover rate %	170	75	170	75	76	61

	Class S2

	Year Ended					September 9,
	December 31,					2002(1) to
						December 31,
	2005		2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.67		10.96	8.44		8.21

Income (loss) from investment operations:
Net investment income (loss)	$0.05		0.02	0.00	*	(0.01)*
Net realized and unrealized gain on investments	$0.54		1.22	2.62		0.24
Total from investment operations	$0.59		1.24	2.62		0.23

Less distributions from:
Net investment income	$—		0.01	0.01		—
Net realized gain on investments	$0.00	**	0.52	0.09		—
Total distributions	$—		0.53	0.10		—
Net asset value, end of period	$12.26		11.67	10.96		8.44

Total Return(2)%	5.06		11.41	31.07		2.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,134		2,417	805		58

Ratios to average net assets:
Net expenses after waiver/reimbursement of expenses(3)(4)%	1.18		1.20	1.20		1.21
Net expenses after waiver/reimbursement of expenses and prior to brokerage commission recapture (3)(4)%	1.22		1.20	1.20		1.21
Gross expenses prior to waiver/reimbursement of expenses(3)(4)%	1.32		1.20	1.20		1.21
Net investment income(3)%	0.45		0.22	0.01		(0.37)
Portfolio turnover rate %	170		75	76		61

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.01.

See Accompanying Notes to Financial Statements

96

ING SALOMON BROTHERS ALL CAP PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2005		2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$12.79		11.88	8.56	11.53	11.45

Income (loss) from investment operations:
Net investment income		$0.09	*	0.05	0.03	0.03 *	0.09
Net realized and unrealized gain (loss) on investments		$0.48		0.88	3.30	(2.98)	0.12
Total from investment operations		$0.57		0.93	3.33	(2.95)	0.21

Less distributions from:
Net investment income		$0.06		0.02	0.01	0.02	0.09
Net realized gain on investments		$—		—	—	—	0.04
Total distributions		$0.06		0.02	0.01	0.02	0.13
Net asset value, end of year		$13.30		12.79	11.88	8.56	11.53

Total Return(2)%		4.52		7.85	38.85	(25.57)	1.91

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$376,242		515,344	429,843	252,792	307,030

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.98		0.97	0.98	1.01	1.01
Gross expenses prior to brokerage commission recapture	%	1.00		1.00	1.00	1.01	1.01
Net investment income	%	0.68		0.44	0.30	0.32	1.15
Portfolio turnover rate	%	37		32	21	139	75

	Class S2

					September 9,
	Year Ended December 31,				2002(1) to
					December 31,
	2005	2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.76	11.89	8.57		8.87

Income (loss) from investment operations:
Net investment income	$0.06	0.03	0.01		0.02
Net realized and unrealized gain (loss) on investments	$0.50	0.88	3.31		(0.31)
Total from investment operations	$0.56	0.91	3.32		(0.29)

Less distributions from:
Net investment income	$0.07	0.04	0.00	**	0.01
Total distributions	$0.07	0.04	0.00	**	0.01
Net asset value, end of period	$13.25	12.76	11.89		8.57

Total Return(2)%	4.45	7.62	38.75		(3.28)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,053	14,727	6,134		186

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.13	1.13	1.13		1.16
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.15	1.15	1.15		1.16
Gross expenses prior to expense waiver and prior to brokerage commission recapture(3)(4)%	1.25	1.15	1.15		1.16
Ratio of net investment income to average net assets (3)%	0.55	0.36	0.12		0.65
Portfolio turnover rate %	37	32	21		139

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.01.

See Accompanying Notes to Financial Statements

97

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

		January 15,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance
Net asset value, beginning of period	$13.68	12.35

Income from investment operations:
Net investment income	$0.17 *	0.16 *
Net realized and unrealized gain on investments	$0.29	1.37
Total from investment operations	$0.46	1.53

Less distributions:
Net investment income	$0.17	0.13
Net realized gains on investments	$0.32	0.07
Total distributions	$0.49	0.20
Net asset value, end of period	$13.65	13.68

Total Return(2)%	3.55	12.41

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,692	3,581

Ratios to average net assets:
Net expenses after waiver/reimbursement of expenses and after brokerage commission recapture (3)(4)%	1.25	1.26
Net expenses after waiver/reimbursement of expenses and prior to brokerage commission recapture(3)(4)%	1.25	1.27
Gross expenses prior to waiver/reimbursement of expenses and prior to brokerage commission recapture(3)(4)%	1.40	1.27
Net investment income(3)%	1.21	1.34
Portfolio turnover rate %	18	16

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.15% of the distribution fee for Class ADV shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

98

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I

				May 2,
				2003(1) to
	Year Ended			December 31,
	December 31,

	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.76		12.13	9.91

Income (loss) from investment operations:
Net investment income	$0.25	*	0.22	0.08
Net realized and unrealized gain (loss) on investments	$0.29		1.61	2.19
Total from investment operations	$0.54		1.83	2.27

Less distributions from:
Net investment income	$0.18		0.13	0.04
Net realized gain on investments	$0.32		0.07	0.01
Total distributions	$0.50		0.20	0.05
Net asset value, end of period	$13.80		13.76	12.13

Total Return(2)%	4.12		15.11	22.99

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$45,227		10,643	2,762

Ratios to average net assets:
Net expenses after brokerage commission recapture and reimbursement of unified fees(3)%	0.65		0.66	0.68
Net expenses after reimbursement of unified fees and prior to brokerage commission recapture (3)%	0.65		0.67	0.69
Gross expenses before brokerage commission recapture and reimbursement of unified fees %	0.65		0.67	0.69
Net investment income(3)%	1.92		1.84	1.99
Portfolio turnover rate %	18		16	12

		Class S

		Year Ended December 31,

		2005		2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year		$13.74		12.12	9.72	11.41	11.67

Income (loss) from investment operations:
Net investment income		$0.21	*	0.19	0.17	0.17	0.14
Net realized and unrealized gain (loss) on investments		$0.31		1.61	2.27	(1.68)	0.01
Total from investment operations		$0.52		1.80	2.44	(1.51)	0.15

Less distributions from:
Net investment income		$0.16		0.11	0.03	0.12	0.14
Net realized gain on investments		$0.32		0.07	0.01	0.06	0.27
Total distributions		$0.48		0.18	0.04	0.18	0.41
Net asset value, end of year		$13.78		13.74	12.12	9.72	11.41

Total Return(2)%		3.92		14.89	25.16	(13.19)	1.36

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,067,106		978,340	658,866	418,276	426,726

Ratios to average net assets:
Net expenses after brokerage commission recapture and reimbursement of unified fees	%	0.90		0.91	0.93	0.93	0.95
Net expenses after reimbursement of unified fees and prior to brokerage commission recapture	%	0.90		0.92	0.94	0.95	0.95
Gross expenses before brokerage commission recapture and reimbursement of unified fees	%	0.90		0.92	0.94	0.95	0.95
Net investment income	%	1.53		1.52	1.68	1.58	1.43
Portfolio turnover rate	%	18		16	12	23	16

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

99

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class S2

						September 9,
	Year Ended December 31,					2002(1) to
						December 31,
	2005		2004		2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.70		12.12		9.72	9.92

Income (loss) from investment operations:
Net investment income	$0.19	*	0.17	*	0.16	0.06 *
Net realized and unrealized gain (loss) on investments	$0.30		1.60		2.27	(0.09)
Total from investment operations	$0.49		1.77		2.43	(0.03)

Less distributions from:
Net investment income	$0.15		0.12		0.02	0.11
Net realized gain on investments	$0.32		0.07		0.01	0.06
Total distributions	$0.47		0.19		0.03	0.17
Net asset value, end of period	$13.72		13.70		12.12	9.72

Total Return(2)%	3.75		14.61		25.10	(0.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$38,469		23,759		11,362	650

Ratios to average net assets:
Net expenses after waiver/reimbursement of expenses and after brokerage commission recapture (3)(4)%	1.05		1.06		1.08	1.08
Net expenses after waiver/reimbursement of expenses and prior to brokerage commission recapture(3)(4)%	1.05		1.07		1.09	1.10
Gross expenses prior to waiver/reimbursement of expenses and prior to brokerage commission recapture(3)(4)%	1.15		1.07		1.09	1.10
Net investment income(3)%	1.41		1.40		1.58	1.89
Portfolio turnover rate %	18		16		12	23

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

100

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I		Class S

		May 6,					May 1,
	Year Ended	2004(1) to	Year Ended December 31,				2002(1) to
	December 31,	December 31,					December 31,
	2005	2004	2005	2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.32	9.71	10.31	9.65	7.89		10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.04	(0.02)	0.04	0.01		0.01 *
Net realized and unrealized gain (loss) on investments	$1.58	0.62	1.57	0.67	1.85		(2.11)
Total from investment operations	$1.59	0.66	1.55	0.71	1.86		(2.10)

Less distributions from:
Net investment income	$0.06	0.00 **	0.04	—	0.00	**	0.01
Net realized gain on investments	$—	0.05	—	0.05	0.10		—
Total distributions	$0.06	0.05	0.04	0.05	0.10		0.01
Net asset value, end of period	$11.85	10.32	11.82	10.31	9.65		7.89

Total Return(2)%	15.45	6.80	15.04	7.34	23.65		(21.05)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$42,210	42,752	61,289	40,272	29,803		6,334

Ratios of average net assets:
Net expenses after reimbursement of expenses(3)%	0.66	0.65	0.91	0.90	1.02		1.00
Gross expenses prior to reimbursement of expenses(3)%	0.68	0.65	0.93	0.90	1.02		1.00
Net investment income (loss)(3)%	0.08	1.04	(0.16)	0.44	0.06		0.13
Portfolio turnover rate %	84	170	84	170	120		113

	Class S2

				September 9,
	Year Ended December 31,			2002(1) to
				December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.28	9.65	7.89	8.07

Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	0.03	(0.01)	0.00 **
Net realized and unrealized gain (loss) on investments	$1.57	0.65	1.87	(0.18)
Total from investment operations	$1.54	0.68	1.86	(0.18)

Less distributions from:
Net investment income	$0.03	—	—	—
Net realized gain on investments	$—	0.05	0.10	—
Total distributions	$0.03	0.05	0.10	—
Net asset value, end of period	$11.79	10.28	9.65	7.89

Total Return(2)%	14.99	7.03	23.63	(2.23)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,816	9,790	5,893	468

Ratios to average net assets:
Net expenses after waiver/reimbursement of expenses(3)(4)%	1.06	1.05	1.17	1.16
Gross expenses prior to waiver/reimbursement of expenses(3)(4)%	1.08	1.05	1.17	1.16
Net investment income(3)%	(0.30)	0.33	(0.10)	0.10
Portfolio turnover rate %	84	170	120	113

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.01.

See Accompanying Notes to Financial Statements

101

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV

		February 22,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance
Net asset value, beginning of period	$24.73	22.77

Income from investment operations:
Net investment income	$0.24 *	0.19 *
Net realized and unrealized gain on investments	$2.14	2.05
Total from investment operations	$2.38	2.24

Less distributions from:
Net investment income	$0.25	0.28
Total distributions	$0.25	0.28
Net asset value, end of period	$26.86	24.73

Total Return(2)%	9.71	9.84

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$855	443

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(3)%	1.24	1.25
Net expenses prior to brokerage commission recapture and after expense waiver(3)(4)%	1.25	1.27
Gross expenses prior to expense waiver and prior to brokerage commission recapture(3)(4)%	1.40	1.27
Net investment income(3)%	0.92	0.97
Portfolio turnover rate %	39	52

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.15% of the distribution fee for Class ADV shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

102

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2005		2004	2003	2002(1)	2001

Per Share Operating Performance:
Net asset value, beginning of year		$24.85		21.98	17.23	20.41	23.53

Income (loss) from investment operations:
Net investment income		$0.36	*	0.27	0.23	0.20 *	0.07
Net realized and unrealized gain (loss) on investments		$2.12		2.83	4.57	(3.21)	(2.89)
Total from investment operations		$2.48		3.10	4.80	(3.01)	(2.82)

Less distributions from:
Net investment income		$0.26		0.23	0.05	0.17	0.06
Net realized gain on investments		$—		—	—	—	0.24
Total distributions		$0.26		0.23	0.05	0.17	0.30
Net asset value, end of year		$27.07		24.85	21.98	17.23	20.41

Total Return(2)%		10.07		14.12	27.87	(14.75)	(11.95)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$852,319		825,240	759,747	599,841	793,601

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.89		0.90	0.90	0.91	0.95
Gross expenses prior to brokerage commission recapture	%	0.90		0.92	0.94	0.95	0.95
Net investment income	%	1.33		1.13	1.25	1.08	0.33
Portfolio turnover rate	%	39		52	62	153	36

	Class S2

							September 9,
	Year Ended December 31,						2002(3) to
							December 31,
	2005		2004		2003		2002(1)

Per Share Operating Performance:
Net asset value, beginning of period	$24.79		21.99		17.25		17.53

Income (loss) from investment operations:
Net investment income	$0.30	*	0.24	*	0.22	*	0.07 *
Net realized and unrealized gain (loss) on investments	$2.13		2.82		4.56		(0.20)
Total from investment operations	$2.43		3.06		4.78		(0.13)

Less distributions from:
Net investment income	$0.26		0.26		0.04		0.15
Total distributions	$0.26		0.26		0.04		0.15
Net asset value, end of period	$26.96		24.79		21.99		17.25

Total Return(2)%	9.89		13.92		27.71		(0.78)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$70,395		53,321		24,079		999

Ratios to average net assets:
Net expenses after expense waiver and after brokerage commission recapture(4)(5)%	1.04		1.05		1.05		1.03
Net expenses prior to brokerage commission recapture and after expense waiver(3)(4)%	1.05		1.07		1.09		1.11
Gross expenses prior to expense waiver and prior to brokerage commission recapture(4)(5)%	1.15		1.07		1.09		1.11
Net investment income(3)%	1.16		1.03		1.16		1.24
Portfolio turnover rate %	39		52		62		153

(1) Since January 30, 2002, Van Kampen has served as Portfolio Manager for the ING Van Kampen Growth and Income Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Commencement of operations.

(4) Annualized for periods less than one year.

(5) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

103

ING VAN KAMPEN REAL ESTATE PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class I

	Year Ended			May 19,
	December 31,			2003(1) to
				December 31,
	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$27.68		20.48	16.59

Income from investment operations:
Net investment income	$0.58	†	0.60	0.25
Net realized and unrealized gain on investments	$4.06		7.20	3.81
Total from investment operations	$4.64		7.80	4.06

Less distributions from:
Net investment income	$0.35		0.38	0.05
Net realized gain on investments	$0.86		0.22	0.12
Total distributions	$1.21		0.60	0.17
Net asset value, end of period	$31.11		27.68	20.48

Total Return(2)%	17.11		38.13	24.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,654		4,711	534

Ratios to average net assets:
Expenses(3)%	0.65		0.67	0.68
Net investment income(3)%	1.86	†	4.55	5.25
Portfolio turnover rate %	24		18	12

		Class S

		Year Ended December 31,

		2005		2004	2003		2002		2001(4)

Per Share Operating Performance:
Net asset value, beginning of year		$27.61		20.46	14.97		15.64		15.21

Income (loss) from investment operations:
Net investment income		$0.47	†*	0.71	0.78	*	0.73	*	0.70
Net realized and unrealized gain (loss) on investments		$4.07		7.01	4.86		(0.71)		0.53
Total from investment operations		$4.54		7.72	5.64		0.02		1.23

Less distributions from:
Net investment income		$0.31		0.35	0.03		0.44		0.59
Net realized gain on investments		$0.86		0.22	0.12		0.25		0.21
Total distributions		$1.17		0.57	0.15		0.69		0.80
Net asset value, end of year		$30.98		27.61	20.46		14.97		15.64

Total Return(2)%		16.78		37.77	37.73		0.20		8.14

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$983,628		572,066	341,126		194,207		130,643

Ratios to average net assets:
Expenses	%	0.90		0.91	0.93		0.95		0.95
Net investment income	%	1.58	†	3.93	4.67		4.56		5.35
Portfolio turnover rate	%	24		18	12		27		81

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods of less than one year.

(4) Since December 17, 2001, Van Kampen has served as Portfolio Manager for the ING Van Kampen Real Estate Portfolio. Prior to that date, a different firm served as Portfolio Manager.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

†  Effective January 1, 2006, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended December 31, 2005 was to decrease net investment income per share by $0.42 and $0.40, increase net realized and unrealized gain on investments $0.42 and $0.40 and decrease the ratio of net investment to average net assets from 3.21% to 1.86% and 2.93% to 1.58% on Class I and Class S, respectively.

See Accompanying Notes to Financial Statements

104

ING VAN KAMPEN REAL ESTATE PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class S2

						September 9,
	Year Ended December 31,					2002(1) to
						December 31,
	2005		2004	2003		2002(2)

Per Share Operating Performance:
Net asset value, beginning of period	$27.58		20.47	14.99		16.24

Income (loss) from investment operations:
Net investment income	$0.42	†*	0.62	0.75	*	0.31
Net realized and unrealized gain (loss) on investments	$4.07		7.07	4.87		(0.89)
Total from investment operations	$4.49		7.69	5.62		(0.58)

Less distributions from:
Net investment income	$0.30		0.36	0.02		0.42
Net realized gain on investments	$0.86		0.22	0.12		0.25
Total distributions	$1.16		0.58	0.14		0.67
Net asset value, end of period	$30.91		27.58	20.47		14.99

Total Return(3)%	16.59		37.62	37.54		(3.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,996		17,800	6,240		286

Ratios to average net assets:
Net expenses after expense waiver(4)(5)%	1.05		1.06	1.08		1.10
Gross expenses prior to expense waiver(4)(5)%	1.15		1.06	1.08		1.10
Net investment income(4)%	1.43	†	3.88	4.42		6.59
Portfolio turnover rate %	24		18	12		27

(1) Commencement of operations.

(2) Since December 17, 2001, Van Kampen has served as Portfolio Manager for the ING Van Kampen Real Estate Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(4) Annualized for periods of less than one year.

(5) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

†   Effective January 1, 2006, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended December 31, 2005 was to decrease net investment income per share by $0.39, increase net realized and unrealized gain on investments $0.39 and decrease the ratio of net investment to average net assets from 2.78% to 1.43% on Class S2.

See Accompanying Notes to Financial Statements

105

ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO
(FORMERLY, ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO)
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

		Class S

		Year Ended December 31,

		2005		2004	2003	2002(1)	2001

Per Share Operating Performance:
Net asset value, beginning of year		$14.75		13.14	10.03	14.20	16.33

Income (loss) from investment operations:
Net investment income		$0.08	*	0.09	0.04	0.02 *	0.01
Net realized and unrealized gain (loss) on investments		$0.77		1.56	3.08	(4.17)	(2.13)
Total from investment operations		$0.85		1.65	3.12	(4.15)	(2.12)

Less distributions from:
Net investment income		$0.09		0.04	0.01	0.02	0.01
Total distributions		$0.09		0.04	0.01	0.02	0.01
Net asset value, end of year		$15.51		14.75	13.14	10.03	14.20

Total Return(2)%		5.84		12.58	31.11	(29.26)	(12.98)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$284,655		322,510	340,331	287,276	450,704

Ratios to average net assets:
Net expenses after brokerage commission recapture	%	0.88		0.88	0.89	0.87	0.95
Gross expenses prior to brokerage commission recapture	%	0.91		0.92	0.94	0.95	0.95
Net investment income	%	0.53		0.58	0.33	0.20	0.09
Portfolio turnover rate	%	176		90	106	158	40

	Class S2

					September 9,
	Year Ended December 31,				2002(3) to
					December 31,
	2005		2004	2003	2002(1)

Per Share Operating Performance:
Net asset value, beginning of period	$14.71		13.14	10.04	10.17

Income (loss) from investment operations:
Net investment income	$0.05	*	0.04	0.02	0.01 *
Net realized and unrealized gain (loss) on investments	$0.78		1.59	3.09	(0.14)
Total from investment operations	$0.83		1.63	3.11	(0.13)

Less distributions from:
Net investment income	$0.09		0.06	0.01	0.00 **
Total distributions	$0.09		0.06	0.01	0.00
Net asset value, end of period	$15.45		14.71	13.14	10.04

Total Return(2)%	5.70		12.44	30.93	(1.27)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,007		3,292	1,641	44

Ratios to average net assets:
Net expenses after brokerage commission recapture and after expense waiver(4)(5)%	1.03		1.03	1.04	0.91
Net expenses prior to brokerage commission recapture and after expense waiver(4)(5)%	1.06		1.07	1.09	1.10
Gross expenses prior to brokerage commission recapture and prior to expense waiver(4)(5)%	1.16		1.07	1.09	1.10
Net investment income(3)%	0.37		0.53	0.21	0.23
Portfolio turnover rate %	176		90	106	158

(1) Since August 1, 2002, Jennison Associates, LLC has served as the Portfolio Manager for the ING Jennison Equity Opportunities Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from Capital Appreciation Series to ING Jennison Equity Opportunity Portfolio.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Commencement of operations.

(4) Annualized for periods less than one year.

(5) Directed Services, Inc. has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

** Amount is less than $0.01 or 0.01%.

See Accompanying Notes to Financial Statements

106

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I

	November 30,	November 30,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00

Loss from investment operations:
Net investment loss	$(0.01)	(0.01)
Net realized and unrealized loss on investments	$(0.26)	(0.26)
Total from investment operations	$(0.27)	(0.27)
Net asset value, end of period	$9.73	9.73

Total Return(2)%	(2.70)	(2.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.47	0.87
Gross expenses prior to expense waiver(3)(4)%	2.03	1.28
Net investment loss(3)%	(1.69)	(1.27)
Portfolio turnover rate %	1	1

	Class S	Class S2

	November 30,	November 30,
	2005(1) to	2005(1) to
	December 31	December 31
	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00

Loss from investment operations:
Net investment loss	$(0.01)	(0.01)
Net realized and unrealized loss on investments	$(0.26)	(0.26)
Total from investment operations	$(0.27)	(0.27)
Net asset value, end of period	$9.73	9.73

Total Return(2)%	(2.70)	(2.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,939	1

Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	1.12	1.27
Gross expenses prior to expense waiver(3)(4)%	1.53	1.78
Net investment loss(3)%	(1.10)	(1.27)
Portfolio turnover rate %	1	1

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) Directed Services, Inc. has contractually agreed to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares of the Portfolio, respectively. The expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

* Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

107

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

The ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of fifty-six portfolios. There are twenty-one portfolios included in this report (the “Portfolios”) and they are: ING T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), ING UBS U.S. Allocation Portfolio (“UBS U.S. Allocation” formerly, ING UBS U.S. Balanced Portfolio), ING Templeton Global Growth Portfolio (“Templeton Global Growth” formerly, ING Capital Guardian Managed Global Portfolio), ING Van Kampen Global Franchise Portfolio (“Van Kampen Global Franchise”), ING AllianceBernstein Mid Cap Growth Portfolio (“AllianceBernstein Mid Cap Growth” formerly, ING Alliance Mid Cap Growth Portfolio), ING Capital Guardian Small/ Mid Cap Portfolio (“Capital Guardian Small/ Mid Cap” formerly, ING Capital Guardian Small Cap Portfolio), ING Capital Guardian U.S. Equities Portfolio (“Capital Guardian U.S. Equities” formerly, ING Capital Guardian Large Cap Value Portfolio), ING FMRSM Diversified Mid Cap Portfolio (“FMRSM Diversified Mid Cap”), ING FMRSM Earnings Growth Portfolio (“FMRSM Earnings Growth”), ING Global Resources Portfolio (“Global Resources” formerly, ING Hard Assets Portfolio), ING Goldman Sachs TollkeeperSM Portfolio (“Goldman Sachs TollkeeperSM”), ING Lord Abbett Affiliated Portfolio (“Lord Abbett Affiliated” formerly, ING Salomon Brothers Investors Portfolio), ING Mercury Large Cap Growth Portfolio (“Mercury Large Cap Growth”), ING Mercury Large Cap Value Portfolio (“Mercury Large Cap Value” formerly, ING Mercury Focus Value Portfolio), ING Salomon Brothers All Cap Portfolio (“Salomon Brothers All Cap”), ING T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), ING Van Kampen Equity Growth Portfolio (“Van Kampen Equity Growth”), ING Van Kampen Growth and Income Portfolio (“Van Kampen Growth and Income”), ING Van Kampen Real Estate Portfolio (“Van Kampen Real Estate”), ING Wells Fargo Mid Cap Disciplined Portfolio (“Wells Fargo Mid Cap Disciplined” formerly, ING Jennison Equity Opportunities Portfolio), ING Wells Fargo Small Cap Disciplined Portfolio (“Wells Fargo Small Cap Disciplined”).

All of the Portfolios are diversified except for Global Resources, Salomon Brothers All Cap, Van Kampen Global Franchise and Van Kampen Real Estate, which are non-diversified Portfolios. All of the Portfolios are authorized to offer four classes of shares (Adviser (“ADV”), Institutional (“I”), Service (“S”), and Service 2 (“S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of the Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including shareholder servicing fees. The information presented in these financial statements pertains to the portfolios listed in this note.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver, ReliaStar Life Insurance Company, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of ING USA. ING USA, Security Life of Denver and ReliaStar Life Insurance Company are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING and other non-affiliated life insurance companies.

108

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

The following is a brief description of each Portfolio’s investment objective:

•	T. Rowe Price Capital Appreciation seeks over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risks;

•	UBS U.S. Allocation seeks to maximize total return over the long term;

•	Templeton Global Growth seeks capital appreciation;

•	Van Kampen Global Franchise seeks long-term capital appreciation;

•	AllianceBernstein Mid Cap Growth seeks long-term total return;

•	Capital Guardian Small/Mid Cap seeks long-term capital appreciation;

•	Capital Guardian U.S. Equities seeks long-term growth of capital and income;

•	FMRSM Diversified Mid Cap seeks long-term growth of capital;

•	FMRSM Earnings Growth seeks growth of capital over the long term;

•	Global Resources seeks long-term capital appreciation;

•	Goldman Sachs® TollkeeperSM seeks long-term growth of capital;

•	Lord Abbett Affiliated seeks long-term growth of capital;

•	Mercury Large Cap Growth seeks long-term growth of capital;

•	Mercury Large Cap Value seeks long-term growth of capital;

•	Salomon Brothers All Cap seeks capital appreciation;

•	T. Rowe Price Equity Income seeks substantial dividend income as well as long-term growth of capital;

•	Van Kampen Equity Growth seeks long-term capital appreciation;

•	Van Kampen Growth and Income seeks long-term growth of capital and income;

•	Van Kampen Real Estate seeks capital appreciation;

•	Wells Fargo Mid Cap Disciplined seeks long-term capital growth;

•	Wells Fargo Small Cap Disciplined seeks long-term capital appreciation.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods

109

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio’s net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such

110

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

E.	Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F.	Distributions to Shareholders. For all Portfolios, net investment income dividends and net capital gains distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. No capital gain distributions shall be made until the capital loss carryforwards has been fully utilized or expired.

H.	Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities,

111

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

I.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

J.	Securities Lending. Certain Portfolios have the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.	Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.	Swap Contracts. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

M.	Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming

112

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

N.	Delayed Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, the cost of purchases and the proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

	Purchases	Sales

T. Rowe Price Capital Appreciation	$723,069,256	$741,465,634
UBS U.S. Allocation	44,022,948	32,444,460
Templeton Global Growth Franchise	403,345,095	454,480,651
Van Kampen Global Franchise	133,155,074	35,712,872
AllianceBernstein Mid Cap Growth	589,411,149	705,648,340
Capital Guardian Small/Mid Cap	433,595,212	517,657,353
Capital Guardian U.S. Equities	205,215,034	296,997,224
FMR Diversified Mid Cap	802,782,446	571,561,748
FMR Earns Growth	263,386,608	118,597,194
Global Resources	1,045,984,586	943,126,819
Goldman Sachs Tollkeeper	53,815,528	52,806,199
Lord Abbett Affiliated	256,501,551	286,652,803
Mercury Large Cap Growth	223,113,867	99,008,818
Mercury Large Cap Value	163,277,826	200,867,809
Salomon All Cap	144,339,033	250,308,735
T. Rowe Price Equity Income	313,883,589	236,242,673
Van Kampen Equity Growth	88,671,895	80,972,510
Van Kampen Growth and Income	328,261,569	371,172,990
Van Kampen Real Estate	430,518,070	207,728,279
Wells Fargo Mid Cap Disciplined	500,739,039	536,999,666
Wells Fargo Small Cap Disciplined	5,172,990	65,849

U.S. Government Securities not included above were as follows:

	Purchases	Sales

UBS U.S. Allocation	$83,893,236	$79,156,934

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

FMRSM Earnings Growth and Wells Fargo Small Cap Disciplined have entered into an Investment Management Agreement with Directed Services, Inc. (“DSI” or the “Investment Manager”). The Investment Management Agreement compensates DSI with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

FMRSM Earnings Growth	0.59% of the first $500 million; 0.57% of the next $250 million; and 0.52% thereafter
Wells Fargo Small Cap Disciplined	0.77% of the first $500 million; 0.70% of the next $500 million; 0.65% of the next $500 million; 0.60% of the next $5 billion; 0.53% of the amount in excess of $6.5 billion

Except as noted above, Directed Services, Inc. (The “Manager” or “DSI”) an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a Management Agreement (the “Unified Agreement”). Under the Unified Agreement, the Manager has overall responsibility for engaging managers and for monitoring and evaluating the management of the assets of the Portfolio. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Manager also is responsible for

113

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

providing or procuring, at the Manager’s expense, the services reasonably necessary for the ordinary operation of the Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing, auditing and ordinary legal expenses, such as litigation or indemnification expenses. As compensation for its services under the Unified Agreement, the Trust pays the manager a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

Capital Guardian Small/Mid Cap, Global Resources, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, Van Kampen Growth and Income, Van Kampen Real Estate and Wells Fargo Mid Cap Disciplined(1)	0.75% of the first $750 million; 0.70% of the next $1.25 billion; 0.65% of the next $1.5 billion; and 0.60% of the amount in excess of $3.5 billion

UBS U.S. Allocation(2)	0.75% of the first $500 million; 0.70% of the next $250 million; 0.65% of the next $500 million; and 0.60% of the amount in excess of $1.25 billion

FMRSM Diversified Mid Cap(2)(3)	0.65% of the first $1.25 billion; 0.60% thereafter

Templeton Global Growth	0.96% of the first $250 million; 0.86% of the next $250 million; and 0.76% of the amount in excess of $500 million

Van Kampen Global Franchise	1.00% of the first $250 million; 0.90% of the next $250 million; and 0.75% on assets in excess of $500 million

AllianceBernstein Mid Cap Growth(4)	0.85% of the first $250 million; 0.80% of the next $400 million; 0.75% of the next $450 million; and 0.70% of the amount in excess of $1.1 billion

Capital Guardian U.S. Equities	0.75% of the first $500 million; 0.70% of the next $250 million; 0.65% of the next $500 million; 0.60% of the amount in excess of $1.25 billion

Goldman Sachs TollkeeperSM	1.35% of the first $1 billion; and 1.25% of the amount in excess of $1 billion

Lord Abbett Affiliated and Salomon Brothers All Cap	0.75% of the first $500 million; 0.70% of the next $250 million; 0.65% of the next $500 million and 0.60% of the amount in excess of $1.25 billion

Mercury Large Cap Growth and Mercury Large Cap Value	0.80% of the first $500 million; 0.75% of the next $250 million; 0.70% of the next $500 million; 0.65% of the next $750 million; and 0.60% on assets in excess of $2 billion

Van Kampen Equity Growth	0.65% of the first $1 billion; and 0.60% thereafter

(1)	The assets of these Portfolios are aggregated with those of ING Eagle Asset Capital Appreciation Portfolio, which is not included in this reports, to determine the Unified Fee.
(2)	The assets of UBS U.S. Allocation and FMRSM Diversified Mid Cap are aggregated to determine the Unified Fee.
(3)	Rates presented were effective December 5, 2005. Prior rates were 0.75% of the first $500 million; 0.70% of the next $250 million; 0.65% of the next $500 million; and 0.60% of the amount in excess of $1.25 billion.
(4)	The assets of AllianceBernstein Mid Cap Growth are aggregated with those of ING Marsico Growth Portfolio, which is not included in this report, to determine the Unified Fee.

The Trust and the Manager or Investment Manager have partnered into Portfolio Management Agreements with each Portfolio Manager or Sub-Adviser. These Portfolio Managers provide investment advice for the various Portfolios and are paid by the Manager or Investment Manager based on the average daily net assets of the respective Portfolios. The Portfolio Managers of each of the Series are as follows:

Portfolio	Portfolio Manager/Sub-Adviser

T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.

UBS U.S. Allocation	UBS Global Asset Management (Americas) Inc.

Templeton Global Growth	Templeton Global Advisors Limited

Van Kampen Global Franchise	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

AllianceBernstein Mid Cap Growth	Alliance Capital Management L.P.

Capital Guardian Small/Mid Cap	Capital Guardian Trust Company

Capital Guardian U.S. Equities	Capital Guardian Trust Company

FMRSM Diversified Mid Cap	Fidelity Management & Research Company

114

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Portfolio Manager/Sub-Adviser

FMRSM Earnings Growth	Fidelity Management & Research Company

Global Resources	Baring International Investment Limited

Goldman Sachs TollkeeperSM	Goldman Sachs Asset Management, L.P.

Lord Abbett Affiliated	Lord, Abbett & Co. LLC

Mercury Large Cap Growth	Fund Asset Management L.P. (d/b/a Mercury Advisors)

Mercury Large Cap Value	Fund Asset Management L.P. (d/b/a/ Mercury Advisors)

Salomon Brothers All Cap	Salomon Brothers Asset Management Inc.

T. Rowe Price Equity Income	T. Rowe Price Associates, Inc

Van Kampen Equity Growth	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Van Kampen Growth and Income	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Van Kampen Real Estate	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Wells Fargo Mid Cap Disciplined	Wells Capital Management, Inc.

Wells Fargo Small Cap Disciplined	Wells Capital Management, Inc.

In placing equity security transactions, the Portfolio Manager or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Portfolio Manager or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to the Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios and not the Portfolio Manager or Sub-Adviser. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — EXPENSE LIMITATIONS

The Manager or Investment Manager has entered into a written Expense Limitation Agreement with certain of the Portfolios, whereby the Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class I	Class S	Class S2	Class ADV

FMRSM Earnings Growth	0.75%	1.00%	1.15%	1.35%
Goldman Sachs TollkeeperSM	1.15%	1.40%	1.55%	1.75%
Wells Fargo Small Cap Disciplined	0.87%	1.12%	1.27%	1.47%

The Investment Manager may, at a later date, recoup from a Portfolio (except Goldman Sachs TollkeeperSM) management fee waived and other expenses assumed by the Manager during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

The Expense Limitation Agreements are contractual and shall renew automatically unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of December 31, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	December 31,

	2006	2007	2008	Total

Wells Fargo Small Cap Disciplined	—	—	$1,685	$1,685

The Investment Adviser (Directed Services, Inc or “DSI”) has contractually agreed to waive a portion of the advisory fee for the Capital Guardian U.S. Equities, the Mercury Large Cap Value, the Mercury Large Cap Growth, the UBS U.S. Allocation, and the Van Kampen Equity. The waiver represents 50% of negotiated fee reductions in sub-advisory fees being charged to the advisor. The waiver only renews at the election of DSI.

115

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Services Agreement (the “Agreement”) for the Class S and Class S2 shares of each Portfolio of the Trust. The Agreement compensates Directed Services, Inc. (the “Distributor” or “DSI”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Agreement, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. The Portfolios have accrued the 0.25% service fee for each of these classes, listed in their Statements of Operations. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with DSI on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to DSI at an annual rate of 0.25% of the average daily net assets. DSI has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 of the distribution fee for Class S2 shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a service fee of 0.25% of the Portfolios’ average daily net assets attributable to Class ADV shares of the Portfolios and a distribution fee of 0.50% of the Portfolios’ average daily net assets attributable to Class ADV shares of the Portfolios. DSI has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares of the Portfolios.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy.

At December 31, 2005, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance & Annuity Co —	UBS U.S. Allocation (5.95%); FMRSM Earnings Growth (17.72%); T. Rowe Price Equity Income (10.64%); Wells Fargo Small Cap Disciplined (98.58%).

ING Lifestyle Aggressive Growth Portfolio —	Van Kampen Real Estate (5.93%).

ING Lifestyle Growth Portfolio —	AllianceBernstein Mid Cap Growth (6.66%); Van Kampen Real Estate (10.76%).

ING Lifestyle Moderate Growth Portfolio —	Lord Abbett Affiliated (13.73%); Van Kampen Real Estate (8.50%).

ING Lifestyle Moderate Portfolio —	Lord Abbett Affiliated (11.54%).

ING USA Annuity and Life Insurance —	T. Rowe Price Capital Appreciation (93.77%);
UBS U.S. Allocation (93.59%);
Van Kampen Global Franchise (99.85%);
AllianceBernstein Mid Cap Growth (89.80%);
Capital Guardian Small/Mid Cap (99.52%);
Capital Guardian U.S. Equities (99.33%);
FMRSM Diversified Mid Cap (98.28%);
FMRSM Earnings Growth (95.65%);
Global Resources (97.64%);
Goldman Sachs TollkeeperSM (99.88%);
Lord Abbett Affiliated (72.46%);
Mercury Large Cap Growth (97.38%);
Mercury Large Cap Value (50.37%);
Salomon Brothers All Cap (99.62%);
T. Rowe Price Equity Income (83.91%);
Van Kampen Growth and Income (98.40%);
Van Kampen Real Estate (71.11%);
Wells Fargo Mid Cap Disciplined (99.66%).

Reliastar Life Insurance Co —	FMRSM Earnings Growth (40.63%); Mercury Large Cap Value (18.90%).

Security Life Insurance Co —	FMRSM Earnings Growth (34.71%); Mercury Large Cap Value (29.80%).

116

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS

	Class I		Class S		Class S2		Class ADV

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004

T. Rowe Price Capital Appreciation (Number of Shares)
Shares sold	870,216	858,067	11,407,438	12,950,340	1,304,029	1,301,041	1,554,580	527,747
Dividends reinvested	139,582	40,601	4,225,915	1,274,233	152,100	38,593	69,969	9,212
Shares redeemed	(282,924)	(211,689)	(1,628,612)	(2,135,332)	(64,499)	(16,906)	(178,149)	(18,053)

Net increase in shares outstanding	726,874	686,979	14,004,741	12,089,241	1,391,630	1,322,728	1,446,400	518,906

T. Rowe Price Capital Appreciation ($)
Shares sold	$21,295,876	$19,413,925	$278,750,874	$291,108,962	$31,761,995	$29,102,917	$37,642,260	$12,356,477
Dividends reinvested	3,309,494	986,205	100,196,454	30,925,646	3,594,117	934,335	1,644,269	222,380
Shares redeemed	(6,955,334)	(4,749,172)	(39,987,556)	(47,118,256)	(1,578,952)	(382,615)	(4,321,846)	(408,788)

Net increase	$17,650,036	$15,650,958	$338,959,772	$274,916,352	$33,777,160	$29,654,637	$34,964,683	$12,170,069

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

UBS U.S. Allocation (Number of Shares)
Shares sold	2,963,329	3,062,108	174,793	230,777
Dividends reinvested	144,637	73,062	5,852	2,564
Shares redeemed	(1,465,263)	(333,880)	(42,608)	(10,781)

Net increase in shares outstanding	1,642,703	2,801,290	138,037	222,560

UBS U.S. Allocation ($)
Shares sold	$28,520,556 *	$27,017,777	$1,660,975	$2,045,912
Dividends reinvested	1,381,282	688,240	55,715	24,103
Shares redeemed	(14,118,510)	(3,004,022)	(412,002)	(95,912)

Net increase	$15,783,328	$24,701,995	$1,304,688	$1,974,103

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Templeton Global Growth (Number of Shares)
Shares sold	984,223	3,817,208	140,508	218,204
Dividends reinvested	221,402	144,406	3,489	2,220
Shares redeemed	(4,512,211)	(4,448,686)	(49,878)	(21,076)

Net increase (decrease) in shares outstanding	(3,306,586)	(487,072)	94,119	199,348

Templeton Global Growth ($)
Shares sold	$12,102,650	$44,346,179	$1,729,205	$2,503,232
Dividends reinvested	2,681,176	1,753,083	42,083	26,861
Shares redeemed	(56,301,797)	(51,432,143)	(617,111)	(244,968)

Net increase (decrease)	$(41,517,971)	$(5,332,881)	$1,154,177	$2,285,125

*	Includes in-kind subscriptions from a substitution.

117

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Van Kampen Global Franchise (Number of Shares)
Shares sold	7,294,885	4,945,508	1,639,182	1,898,240
Dividends reinvested	175,467	—	49,854	—
Shares redeemed	(1,293,008)	(862,103)	(64,862)	(31,498)

Net increase in shares outstanding	6,177,344	4,083,405	1,624,174	1,866,742

Van Kampen Global Franchise ($)
Shares sold	$96,221,596	$57,402,352	$21,532,867	$21,998,044
Dividends reinvested	2,272,295	—	643,613	—
Shares redeemed	(17,101,141)	(9,897,607)	(852,409)	(367,977)

Net increase	$81,392,750	$47,504,745	$21,324,071	$21,630,067

	Class I	Class S		Class S2

	May 13, 2005(1)	Year Ended	Year Ended	Year Ended	Year Ended
	to December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2005	2004	2005	2004

AllianceBernstein Mid Cap Growth (Number of Shares)
Shares sold	302,499	6,085,354	10,341,660	271,164	463,905
Shares redeemed	(33,682)	(13,498,436)	(8,467,680)	(72,951)	(49,115)

Net increase (decrease) in shares outstanding	268,817	(7,413,082)	1,873,980	198,213	414,790

AllianceBernstein MidCap Growth ($)
Shares sold	$5,558,180	$102,281,192	$164,329,759	$4,641,264	$7,240,355
Shares redeemed	(618,812)	(219,855,582)	(129,242,439)	(1,215,378)	(770,784)

Net increase (decrease)	$4,939,368	$(117,574,390)	$35,087,320	$3,425,886	$6,469,571

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Capital Guardian Small/Mid Cap (Number of Shares)
Shares sold	1,035,259	3,851,942	182,222	336,762
Dividends reinvested	76,543	91,694	1,243	2,025
Shares redeemed	(8,160,617)	(7,940,899)	(74,229)	(38,010)

Net increase (decrease) in shares outstanding	(7,048,815)	(3,997,263)	109,236	300,777

Capital Guardian Small/Mid Cap ($)
Shares sold	$11,764,220	$42,912,486	$2,047,217	$3,626,896
Dividends reinvested	870,294	1,056,315	14,095	23,286
Shares redeemed	(92,164,714)	(84,872,612)	(826,882)	(401,356)

Net increase (decrease)	$(79,530,200)	$(40,903,811)	$1,234,430	$3,248,826

(1)	Commencement of operations.

118

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Capital Guardian U.S. Equities (Number of Shares)
Shares sold	621,051	8,584,080	110,326	305,709
Dividends reinvested	240,589	103,278	3,395	1,678
Shares redeemed	(8,469,584)	(5,666,868)	(84,502)	(77,795)

Net increase (decrease) in shares outstanding	(7,607,944)	3,020,490	29,219	229,592

Capital Guardian U.S. Equities ($)
Shares sold	$7,094,867	$93,134,894	$1,252,073	$3,289,006
Dividends reinvested	2,728,278	1,176,341	38,433	19,094
Shares redeemed	(97,790,390)	(60,199,098)	(962,469)	(850,912)

Net increase (decrease)	$(87,967,245)	$34,112,137	$328,037	$2,457,188

	Class I	Class S		Class S2

	August 15, 2005(1)	Year Ended	Year Ended	Year Ended	Year Ended
	to December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2005	2004	2005	2004

FMRSM Diversified Mid Cap (Number of Shares)
Shares sold	16,404	6,976,770	5,761,833	823,828	436,940
Shares issued in merger	—	18,381,025	—	661,927	—
Dividends reinvested	—	1,853,567	22,367	93,002	1,232
Shares redeemed	(225)	(3,602,865)	(1,730,376)	(67,471)	(15,853)

Net increase in shares outstanding	16,179	23,608,497	4,053,824	1,511,286	422,319

FMRSM Diversified Mid Cap ($)
Shares sold	$211,455	$86,326,070	$62,966,861	$11,412,674	$4,694,418
Shares issued in merger	—	241,871,146	—	8,687,273	—
Dividends reinvested	—	21,668,204	267,728	1,085,338	14,732
Shares redeemed	(2,971)	(44,532,202)	(17,675,581)	(844,723)	(167,721)

Net increase	$208,484	$305,333,218	$45,559,008	$20,340,562	$4,541,429

	Class I	Class S	Class S2

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2005	2005	2005

FMRSM Earnings Growth (Number of Shares)
Shares sold	15,456,160	1,080,048	1,482
Dividends reinvested	52,052	3,370	2
Shares redeemed	(2,125,183)	(170,903)	(18)

Net increase in shares outstanding	13,383,029	912,515	1,466

FMRSM Earnings Growth ($)
Shares sold	$159,503,296 *	$11,212,419	$15,629
Dividends reinvested	563,198	36,428	22
Shares redeemed	(22,527,914)	(1,804,342)	(194)

Net increase	$137,538,580	$9,444,505	$15,457

(1)	Commencement of operations.

 * Includes in-kind subscriptions from a substitution.

119

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

	Class I		Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004

Global Resources (Number of Shares)
Shares sold	387,019	196,817	8,239,870	5,624,944	453,275	454,135
Dividends reinvested	14,898	1,478	911,267	103,324	54,668	5,901
Shares redeemed	(121,067)	(58,740)	(2,586,372)	(3,314,772)	(42,635)	(19,792)

Net increase in shares outstanding	280,850	139,555	6,564,765	2,413,496	465,308	440,244

Global Resources ($)
Shares sold	$6,997,335	$2,923,759	$149,461,717	$82,561,777	$7,941,048	$6,635,477
Dividends reinvested	246,703	22,590	15,072,349	1,576,719	901,476	89,812
Shares redeemed	(2,144,114)	(831,646)	(44,770,034)	(46,921,336)	(767,185)	(281,296)

Net increase	$5,099,924	$2,114,703	$119,764,032	$37,217,160	$8,075,339	$6,443,993

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Goldman Sachs TollkeeperSM (Number of Shares)
Shares sold	3,321,719	2,909,123	264,882	308,208
Dividends reinvested	465,296		37,841
Shares redeemed	(2,727,211)	(1,815,705)	(88,008)	(110,977)

Net increase (decrease) in shares outstanding	1,059,804	1,093,418	214,715	197,231

Goldman Sachs TollkeeperSM Name ($)
Shares sold	$24,038,032	$19,820,438	$1,868,270	$2,072,051
Dividends reinvested	3,164,015		256,562
Shares redeemed	(19,395,039)	(12,034,836)	(619,112)	(738,464)

Net increase (decrease)	$7,807,008	$7,785,602	$1,505,720	$1,333,587

	Class I		Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004

Lord Abbett Affiliated (Number of Shares)
Shares sold	42,139	111,894	5,400,184	8,366,981	76,350	90,736
Dividends reinvested	1,845	847	184,526	114,253	2,660	1,037
Shares redeemed	(49,851)	(24,694)	(9,160,053)	(3,449,532)	(11,317)	(21,164)

Net increase (decrease) in shares outstanding	(5,867)	88,047	(3,575,343)	5,031,702	67,693	70,609

Lord Abbett Affiliated ($)
Shares sold	$481,092	$1,227,182	$61,361,187	$90,509,416	$870,829	$981,164
Dividends reinvested	20,869	9,620	2,085,140	1,296,772	30,028	11,764
Shares redeemed	(582,320)	(268,825)	(101,613,459)	(37,293,659)	(128,672)	(228,809)

Net increase (decrease)	$(80,359)	$967,977	$(38,167,132)	$54,512,529	$772,185	$764,119

(1)	Commencement of operations.

 * Includes in-kind subscriptions from a substitution.

120

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS (continued)

	Class S		Class S2		Class ADV

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004

Mercury Large Cap Growth (Number of Shares)
Shares sold	13,398,604	906,184	32,602	122,342	147,506	8,406
Dividends reinvested	—	137,666	—	15,507	—	667
Shares redeemed	(1,767,861)	(659,888)	(240,170)	(14,231)	(6,890)	(407)

Net increase (decrease) in shares outstanding	11,630,743	383,962	(207,568)	123,618	140,616	8,666

Mercury Large Cap Growth ($)
Shares sold	$144,598,168 *	$9,340,034	$332,315	$1,262,302	$1,618,653	$85,598
Dividends reinvested	—	1,432,859	—	160,788	—	6,926
Shares redeemed	(19,287,966)	(6,698,717)	(2,600,335)	(144,455)	(74,402)	(4,104)

Net increase (decrease)	$125,310,202	$4,074,176	$(2,268,020)	$1,278,635	$1,544,251	$88,420

	Class I		Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004

Mercury Large Cap Value (Number of Shares)
Shares sold	433,316	4,696,932	2,371,193	4,494,289	94,209	136,456
Dividends reinvested	252	190,096	237	280,794	16	9,050
Shares redeemed	(883,568)	(827,364)	(5,342,601)	(843,957)	(45,846)	(11,750)

Net increase (decrease) in shares outstanding	(450,000)	4,059,664	(2,971,171)	3,931,126	48,379	133,756

Mercury Large Cap Value ($)
Shares sold	$5,177,720	$53,937,950	$27,436,285	$51,970,816	$1,102,413	$1,538,615
Dividends reinvested	2,933	2,190,782	2,748	3,233,518	180	103,956
Shares redeemed	(10,299,325)	(9,458,944)	(58,627,038)	(9,283,967)	(541,219)	(133,958)

Net increase (decrease)	$(5,118,672)	$46,669,788	$(31,188,005)	$45,920,367	$561,374	$1,508,613

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Salomon Brothers All Cap (Number of Shares)
Shares sold	4,830,726	12,110,423	480,745	643,130
Dividends reinvested	156,936	71,096	8,157	3,201
Shares redeemed	(17,004,658)	(8,070,848)	(53,745)	(8,670)

Net increase (decrease) in shares outstanding	(12,016,996)	4,110,671	435,157	637,661

Salomon Brothers All Cap ($)
Shares sold	$60,123,359	$146,209,720	$6,054,758	$7,800,345
Dividends reinvested	1,961,705	896,519	101,640	40,264
Shares redeemed	(207,163,222)	(97,385,318)	(676,743)	(104,003)

Net increase (decrease)	$(145,078,158)	$49,720,921	$5,479,655	$7,736,606

* Includes in-kind subscriptions from a substitution.

121

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS (continued)

	Class I		Class S		Class S2		Class ADV

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004

T. Rowe Price Equity Income (Number of Shares)
Shares sold	2,748,879	574,735	8,630,996	18,779,810	1,214,183	864,630	1,384,365	276,755
Dividends reinvested	52,891	11,006	2,738,799	944,346	77,223	23,630	30,071	3,708
Shares redeemed	(299,035)	(40,064)	(5,125,755)	(2,863,838)	(222,280)	(92,338)	(160,079)	(18,593)

Net increase in shares outstanding	2,502,735	545,677	6,244,040	16,860,318	1,069,126	795,922	1,254,357	261,870

T. Rowe Price Equity Income ($)
Shares sold	$37,452,404	$7,372,442	$117,552,420	$235,349,305	$16,446,262	$10,870,616	$18,743,108	$3,542,041
Dividends reinvested	701,857	149,018	36,316,472	12,767,556	1,020,894	318,762	395,732	49,904
Shares redeemed	(4,084,464)	(493,023)	(69,735,599)	(36,690,870)	(3,020,253)	(1,148,576)	(2,148,057)	(236,539)

Net increase	$34,069,797	$7,028,437	$84,133,293	$211,425,991	$14,446,903	$10,040,802	$16,990,783	$3,355,406

	Class I
			Class S		Class S2
		May 6,
	Year Ended	2004(1) to	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004

Van Kampen Equity Growth (Number of Shares)
Shares sold	150,303	4,576,474	1,996,836	1,073,524	231,179	422,789
Dividends reinvested	20,441	20,006	14,740	18,352	2,694	4,441
Shares redeemed	(750,239)	(454,152)	(735,348)	(271,825)	(98,825)	(86,152)

Net increase (decrease) in shares outstanding	(579,495)	4,142,328	1,276,228	820,051	135,048	341,078

Van Kampen Equity Growth ($)
Shares sold	$1,604,090	$45,000,919	$22,092,376	$10,416,330	$2,405,943	$4,078,911
Dividends reinvested	210,541	203,858	151,671	186,825	27,665	45,071
Shares redeemed	(7,785,954)	(4,359,974)	(7,888,827)	(2,592,626)	(1,025,101)	(832,337)

Net increase (decrease)	$(5,971,323)	$40,844,803	$14,355,220	$8,010,529	$1,408,507	$3,291,645

					Class ADV
	Class S		Class S2
						February 22,
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004

Van Kampen Growth and Income (Number of Shares)
Shares sold	2,186,830	1,441,386	668,357	1,093,115	15,973	21,211
Dividends reinvested	332,376	308,286	24,731	22,085	232	201
Shares redeemed	(4,243,970)	(3,094,677)	(233,249)	(58,988)	(2,293)	(3,507)

Net increase (decrease) in shares outstanding	(1,724,764)	(1,345,005)	459,839	1,056,212	13,912	17,905

Van Kampen Growth and Income ($)
Shares sold	$56,308,428	$33,052,961	$17,011,390	$24,769,286	$414,262	$482,944
Dividends reinvested	8,382,527	7,531,437	621,747	538,210	5,813	4,877
Shares redeemed	(108,394,654)	(70,274,335)	(5,889,246)	(1,322,180)	(58,791)	(84,020)

Net increase (decrease)	$(43,703,699)	$(29,689,937)	$11,743,891	$23,985,316	$361,284	$403,801

(1)	Commencement of operations.

122

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS (continued)

	Class I		Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004

Van Kampen Real Estate (Number of Shares)
Shares sold	160,786	163,714	13,225,452	6,117,868	321,509	344,493
Dividends reinvested	11,270	3,515	1,149,098	421,723	32,571	13,420
Shares redeemed	(31,883)	(23,121)	(3,343,904)	(2,496,093)	(61,479)	(17,261)

Net increase in shares outstanding	140,173	144,108	11,030,646	4,043,498	292,601	340,652

Van Kampen Real Estate ($)
Shares sold	$4,504,276	$3,877,854	$370,556,316	$142,702,961	$9,017,288	$8,015,017
Dividends reinvested	325,152	95,865	33,059,555	11,470,877	935,451	364,613
Shares redeemed	(907,308)	(534,233)	(96,244,531)	(54,146,041)	(1,755,181)	(428,647)

Net increase	$3,922,120	$3,439,486	$307,371,340	$100,027,797	$8,197,558	$7,950,983

	Class S		Class S2

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Wells Fargo Mid Cap Disciplined (Number of Shares)
Shares sold	368,256	612,729	56,657	111,549
Dividends reinvested	128,930	64,947	1,424	967
Shares redeemed	(4,007,127)	(4,722,763)	(22,414)	(13,634)

Net increase (decrease) in shares outstanding	(3,509,941)	(4,045,087)	35,667	98,882

Wells Fargo Mid Cap Disciplined ($)
Shares sold	$5,361,763	$8,327,940	$835,766	$1,499,276
Dividends reinvested	1,844,990	939,778	20,306	13,952
Shares redeemed	(58,688,711)	(63,192,567)	(322,678)	(182,162)

Net increase (decrease)	$(51,481,958)	$(53,924,849)	$533,394	$1,331,066

				Class ADV

	Class I	Class S	Class S2	November
				30,
	November 30,	November 30,	November 30,	2005(1)
	2005(1)	2005(1)	2005(1)	to
	to December 31,	to December 31,	to December 31,	December 31,
	2005	2005	2005	2005

Wells Fargo Small Cap Disciplined (Number of Shares)
Shares sold	101	507,554	101	101
Shares redeemed	—	(201)	—	—

Net increase in shares outstanding	101	507,353	101	101

Wells Fargo Small Cap Disciplined ($)
Shares sold	$1,010	$5,074,563	$1,010	$1,010
Shares redeemed	—	(2,004)	—	—

Net increase	$1,010	$5,072,559	$1,010	$1,010

(1)	Commencement of operations.

123

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% of the Portfolios’ net assets, at market value, at time of purchase.

		Shares/	Initial			Percent
		Principal	Acquisition			of Net
Portfolio	Security	Amount	Date	Cost	Value	Assets

T. Rowe Price Capital Appreciation	Assurant, Inc.	445,000	2/5/2004	$11,879,681	$19,353,050	0.8%
	CapitalSource, Inc., 3.500%, due 07/15/34	6,750,000	7/1/2004	6,753,278	6,513,750	0.3
	Delta Airlines, Inc., 2.875%, due 02/18/24	17,190,000	2/3/2004	15,885,173	3,438,000	0.1
	Fortis Insurance	3,500	1/20/2005	3,500,000	4,239,375	0.2
	Host Marriott LP, 3.250%, due 04/15/24	12,640,000	12/3/2004	13,992,706	14,804,600	0.6
	Intel Corp., 2.950%, due 12/15/35	6,270,000	12/14/2005	6,273,878	6,152,438	0.2
	NRG Energy, Inc.	12,000	12/15/2004	12,199,550	15,628,500	0.6
	Red Hat, Inc., 0.500%, due 01/15/24	9,117,000	1/7/2004	9,033,401	10,071,079	0.4
	Roche Holdings, Inc., 1.380%, due 07/25/21	36,750,000	7/13/2001	21,017,811	29,712,375	1.2
	Tyco International Group SA, 2.750%, due 01/15/18	4,400,000	8/5/2005	4,400,000	5,593,500	0.2
	Tyco International Group SA, 3.125%, due 01/15/23	2,200,000	8/10/2005	2,200,000	3,008,500	0.1

				$107,135,478	$118,515,167	4.7%

Global Resources	First Quartum Mineral Ltd.	147,295	7/22/2005	$3,224,195	$4,696,947	1.1%
	ITM Power PLC	1,116,786	11/2/2004	1,754,179	2,688,932	0.7%
	OAO Gazprom ADR	226,721	6/24/2005	14,507,846	16,263,331	4.0

				$19,486,220	$23,649,210	5.8%

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2005, the Portfolios had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral

T. Rowe Price Capital Appreciation	$293,099,838	$302,086,000
UBS U.S. Allocation	19,876,288	20,394,000
Templeton Global Growth Franchise	31,787,776	33,270,000
Van Kampen Global Franchise	23,901,164	24,745,000
AllianceBernstein Mid Cap Growth	142,845,279	148,050,000
Capital Guardian Small/Mid Cap	128,623,686	135,356,000
Capital Guardian U.S. Equities	148,822,955	153,710,000
FMRSM Diversified Mid Cap	30,990,831	31,876,000
Lord Abbett Affiliated	23,188,105	23,901,000
Mercury Large Cap Value	11,428,297	11,885,000
Salomon All Cap	57,431,591	59,305,000
T. Rowe Price Equity Income	141,618,715	146,166,000
Van Kampen Equity Growth	24,083,282	24,760,000
Van Kampen Growth and Income	135,865,075	139,890,000
Wells Fargo Mid Cap Disciplined	73,667,387	76,450,000

124

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 11 — REORGANIZATIONS

On December 5, 2005, FMRSM Diversified Mid Cap as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING AIM Mid Cap Growth Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 8 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization dates were as follows:

		Total Net	Total Net
		Assets	Assets of	Acquired Portfolio
		of Acquired	Acquiring	Unrealized	Conversion
Acquiring Portfolio	Acquired Portfolio	Portfolio (000’s)	Portfolio (000’s)	Appreciation (000’s)	Ratio

FMRSM Diversified	ING AIM

Mid Cap:	Mid Cap Growth:
Class-S	Class-S	$241,871	$337,203	$42,177	1.1727
Class-S2	Class-S2	8,687	20,902	2,162	1.1697

The net assets of FRMSM Diversified Mid Cap after the acquisition were approximately $608,763,856.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2005:

		Undistributed
		Net Investment	Accumulated
	Paid-in	Income On	Net Realized
	Capital	Investments	Gains (Losses)

T. Rowe Price Capital Appreciation	$—	$(12,649)	$12,649
UBS U.S. Allocation	—	157,766	(157,766)
Templeton Global Growth	—	2,758,026	(2,758,026)
Van Kampen Global Franchise	(259,753)	1,092,282	(832,529)
AllianceBernstein Mid Cap Growth	—	3,853,394	(3,853,394)
Capital Guardian Small/Mid Cap	—	(84,136)	84,136
Capital Guardian U.S. Equities	—	(21,452)	21,452
FMRSM Diversified Mid Cap	127,124,836	299,860	(127,424,696)
FMRSM Earnings Growth	(101)	38,501	(38,400)
Global Resources	—	(3,154,906)	3,154,906
Goldman Sachs TollkeeperSM	—	677,151	(677,151)
Lord Abbett Affiliated	—	(90,144)	90,144
Mercury Large Cap Growth	—	163,750	(163,750)
Salomon Brothers All Cap	—	(32,391)	32,391
T. Rowe Price Equity Income	—	(101,873)	101,873
Van Kampen Equity Growth	—	60,817	(60,817)
Van Kampen Growth and Income	—	(7,152)	7,152
Van Kampen Real Estate	—	(2,058,421)	2,058,421
Wells Fargo Mid Cap Disciplined	—	48,603	(48,603)
Wells Fargo Small Cap Disciplined	(3,554)	4,539	(985)

125

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended		Year Ended
	December 31, 2005		December 31, 2004

	Ordinary	Long-Term	Ordinary	Long-Term	Return of
	Income	Capital Gains	Income	Capital Gains	Capital

T. Rowe Price Capital Appreciation	$34,339,801	$74,404,535	$21,697,748	$11,370,818	$—
UBS U.S. Allocation	1,436,997	—	712,343	—	—
Templeton Global Growth	2,723,259	—	1,779,944	—	—
Van Kampen Global Franchise	1,004,271	1,911,637	—	—	—
Capital Guardian Small/Mid Cap	884,389	—	1,079,601	—	—
Capital Guardian U.S. Equities	2,766,711	—	1,195,435	—	—
FMRSM Diversified Mid Cap	10,723,900	12,029,642	282,460	—	—
FMRSM Earnings Growth	641,748	—	—	—	—
Global Resources	5,099,208	11,121,320	1,689,121	—	—
Goldman Sachs TollkeeperSM	—	3,420,577	—	—	—
Lord Abbett Affiliated	2,136,037	—	1,318,156	—	—
Mercury Large Cap Growth	—	—	575,565	995,137	29,871
Mercury Large Cap Value	—	5,861	3,958,102	1,570,154	—
Salomon Brothers All Cap	2,063,345	—	936,783	—	—
T. Rowe Price Equity Income	18,034,819	20,400,136	10,962,687	2,322,554	—
Van Kampen Equity Growth	389,877	—	379,214	56,540	—
Van Kampen Growth and Income	9,010,087	—	8,074,524	—	—
Van Kampen Real Estate	11,495,857	22,824,301	8,795,676	3,135,679	—
Wells Fargo Mid Cap Disciplined	1,865,296	—	953,730	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

				Post-October
	Undistributed	Undistributed	Unrealized	Capital	Post-October
	Ordinary	Long Term	Appreciation	Losses	Currency & PFIC	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Losses Deferred	Carryforwards	Dates

T. Rowe Price Capital Appreciation	$37,813,653	$172,389,940	$393,485,126	$—	$—	$—	—
UBS U.S. Allocation	1,667,870	—	11,606,514	—	—	(399,582)	2011
Templeton Global Growth	3,857,054	47,196,829	8,923,496	—	(450,827)	—	—
Van Kampen Global Franchise	5,846,537	11,442,543	31,193,310	—	—	—	—
AllianceBernstein Mid Cap Growth	31,050,246	48,768,366	11,819,407	—	—	—	—
Capital Guardian Small/Mid Cap	1,974,708	—	47,088,292	—	—	$(89,731,120)	2009
						(37,767,529)	2010
						(57,927,604)	2011

						$(185,426,253)

Capital Guardian U.S. Equities	3,413,192	40,008,777	91,630,370	—	—	—	—
FMRSM Diversified Mid Cap	29,533,981	44,979,327	53,554,727	—	(80,816)	$(67,133,087)	2008
						(52,948,338)	2009

						$(120,081,425)

FMRSM Earnings Growth	500,221	—	4,026,049	—	—	—	—
Global Resources	51,244,971	15,153,798	44,200,621	—	(1,503,070)	—	—
Goldman Sachs TollkeeperSM	2,854,631	4,793,032	2,496,687	—	—	—	—
Lord Abbett Affiliated	6,623,347	13,980,794	(125,975)	—	(740)	—	—
Mercury Large Cap Growth	1,620,214	925,531	11,065,440	—	—	—	—
Mercury Large Cap Value	2,539,825	820,233	3,866,680	—	—	—	—
Salomon Brothers All Cap	2,972,983	2,735,551	51,052,234	—	(1,529)	—	—

126

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

				Post-October
	Undistributed	Undistributed	Unrealized	Capital	Post-October
	Ordinary	Long Term	Appreciation	Losses	Currency & PFIC	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Losses Deferred	Carryforwards	Dates

T. Rowe Price Equity Income	$23,847,370	$44,952,776	$89,461,084	—	$(233)	—	—
Van Kampen Equity Growth	1,186,217	2,474,295	18,278,516	—	—	—	—
Van Kampen Growth and Income	16,627,836	81,696,745	126,610,438	—	—	—	—
Van Kampen Real Estate	18,368,855	71,720,954	227,155,016	—	—	—	—
Wells Fargo Mid Cap Disciplined	1,613,709	—	327,023	—	(1)	(83,702,564)	2010
Wells Fargo Small Cap Disciplined	—	—	(129,881)	—	—	—	—

NOTE 13 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain

127

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

128

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS (continued)

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

129

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 67.2%
		Aerospace/Defense: 0.8%
320,000	L	Lockheed Martin Corp.	$20,361,600

			20,361,600

		Agriculture: 1.3%
357,000		Altria Group, Inc.	26,675,040
160,800	L	Loews Corp.	7,073,592

			33,748,632

		Banks: 0.3%
240,000	@@	Royal Bank of Scotland Group PLC	7,226,783

			7,226,783

		Beverages: 0.9%
590,000	L	Coca-Cola Co.	23,782,900

			23,782,900

		Chemicals: 2.9%
835,923		Chemtura Corp.	10,616,222
622,000	L	EI Du Pont de Nemours & Co.	26,435,000
350,000	@@,L	Octel Corp.	5,694,500
396,000	@@,L	Potash Corp. of Saskatchewan	31,767,120

			74,512,842

		Commercial Services: 0.4%
962,000		ServiceMaster Co.	11,495,900

			11,495,900

		Computers: 0.5%
424,000		Hewlett-Packard Co.	12,139,120

			12,139,120

		Diversified Financial Services: 3.5%
535,000		Ameriprise Financial, Inc.	21,935,000
1,840,000		Charles Schwab Corp./ The	26,992,800
675,000		JPMorgan Chase & Co.	26,790,750
102,000	L	Lehman Brothers Holdings, Inc.	13,073,340

			88,791,890

		Electric: 3.9%
769,000	L	Duke Energy Corp.	21,109,050
355,000	L	Entergy Corp.	24,370,750
140,000	L	Exelon Corp.	7,439,600
493,925	L	FirstEnergy Corp.	24,197,386
456,400	L	NiSource, Inc.	9,520,504
109,000	L	Pinnacle West Capital Corp.	4,507,150
291,000	L	Unisource Energy Corp.	9,079,200

			100,223,640

		Electronics: 0.5%
348,851	@	Agilent Technologies, Inc.	11,613,250

			11,613,250

		Environmental Control: 0.8%
750,200		Petrie Stores Liquidating Trust	296,329
691,000		Waste Management, Inc.	20,971,850

			21,268,179

		Food: 1.1%
575,000		General Mills, Inc.	28,359,000

			28,359,000

		Forest Products & Paper: 2.0%
256,000	L	Bowater, Inc.	7,864,320
825,000	L	International Paper Co.	27,728,250
275,000	L	Potlatch Corp.	14,019,500

			49,612,070

		Healthcare — Products: 1.9%
446,000		Baxter International, Inc.	16,791,900
1,245,000	@	Boston Scientific Corp.	30,490,050

			47,281,950

		Household Products/Wares: 0.4%
143,000		Fortune Brands, Inc.	11,156,860

			11,156,860

		Housewares: 1.0%
1,063,000	L	Newell Rubbermaid, Inc.	25,278,140

			25,278,140

		Insurance: 10.3%
580,000		American International Group, Inc.	39,573,400
445,000	I	Assurant, Inc.	19,353,050
1,005,000		Genworth Financial, Inc.	34,752,900
125,200		Hartford Financial Services Group, Inc.	10,753,428
212,000	L	Loews Corp.	20,108,200
1,792,000		Marsh & McLennan Cos., Inc.	56,913,920
201,000		Prudential Financial, Inc.	14,711,190
348,000		Safeco Corp.	19,662,000
277,000		St. Paul Cos.	12,373,590
25,500	@,L	White Mountain Insurance	14,243,025
290,000	@@,L	XL Capital Ltd	19,540,200

			261,984,903

		Iron/Steel: 0.5%
186,000		Nucor Corp.	12,409,920

			12,409,920

		Lodging: 0.1%
25,000		Marriott International, Inc.	1,674,250

			1,674,250

		Machinery — Diversified: 1.1%
397,000		Deere & Co.	27,039,670

			27,039,670

		Media: 4.8%
714,000	@,L	Comcast Corp.	18,535,440
2,430,000	@	Liberty Media Corp.	19,124,100
308,000	L	Meredith Corp.	16,120,720
418,400	L	New York Times Co.	11,066,680
1,891,000		Time Warner, Inc.	32,979,040
317,000		Walt Disney Co.	7,598,490
20,300	L	Washington Post	15,529,500

			120,953,970

		Mining: 3.3%
576,000		Alcoa, Inc.	17,032,320
849,800	L	Newmont Mining Corp.	45,379,320
381,718	@@,L	Teck Cominco Ltd.	20,276,860

			82,688,500

		Miscellaneous Manufacturing: 3.3%
1,035,000		General Electric Co.	36,276,750
766,000		Honeywell International, Inc.	28,533,500
665,000	@@,L	Tyco International Ltd.	19,191,900

			84,002,150

See Accompanying Notes to Financial Statements

130

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Oil & Gas: 3.8%
219,000		Amerada Hess Corp.	$27,773,580
167,820	L	ChevronTexaco Corp.	9,527,141
32,740		Devon Energy Corp.	2,047,560
135,000	@@,L	Imperial Oil Ltd.	13,446,000
448,000	L	Murphy Oil Corp.	24,187,520
318,000	@@	Royal Dutch Shell PLC ADR	19,553,820

			96,535,621

		Oil & Gas Services: 0.8%
323,000	L	Baker Hughes, Inc.	19,631,940

			19,631,940

		Pharmaceuticals: 5.3%
828,564	L	AmerisourceBergen Corp.	34,302,550
476,000		Bristol-Myers Squibb Co.	10,938,480
388,000		Cardinal Health, Inc.	26,675,000
737,000		Merck & Co., Inc.	23,443,970
540,000	L	Schering-Plough Corp.	11,259,000
619,000	L	Wyeth	28,517,330

			135,136,330

		Retail: 2.0%
608,000		CVS Corp.	16,063,360
449,000		Home Depot, Inc.	18,175,520
728,000	L	RadioShack Corp.	15,309,840

			49,548,720

		Semiconductors: 1.7%
768,000		Intel Corp.	19,169,280
763,000		Texas Instruments, Inc.	24,469,410

			43,638,690

		Software: 3.6%
853,000		First Data Corp.	36,687,530
2,058,000	L	Microsoft Corp.	53,816,700

			90,504,230

		Telecommunications: 2.5%
2,929,500	@,L	Qwest Communications International, Inc.	16,551,675
852,000		Sprint Corp. — FON Group	19,902,720
43,100	@@,L	TELUS Corp.	1,735,206
162,100	@@	TELUS Corp. B-shares	6,641,237
598,000		Verizon Communications, Inc.	18,011,760

			62,842,598

		Toys/Games/Hobbies: 0.5%
586,000		Hasbro, Inc.	11,825,480

			11,825,480

		Transportation: 1.4%
240,000		Burlington Northern Santa Fe Corp.	16,996,800
465,000	L	Ryder System, Inc.	19,074,300

			36,071,100

		Total Common Stock (Cost $1,326,210,319)	1,703,340,828

PREFERRED STOCK: 7.6%
		Auto Manufacturers: 2.5%
403,000	C	Ford Motor Co. Capital Trust II	11,122,800
325,000	C	General Motors Corp.	4,842,500
2,235,300	C	General Motors Corp.	46,628,358

			62,593,658

		Diversified Financial Services: 0.5%
455,000		E*Trade Financial Corp.	12,958,400

			12,958,400

		Electric: 0.6%
4,015	C	Entergy Gulf States, Inc.	205,066
12,000	#,C,I	NRG Energy, Inc.	15,628,500

			15,833,566

		Environmental Control: 0.1%
10,300		Allied Waste North America, Inc.	2,690,875

			2,690,875

		Healthcare — Products: 0.2%
89,000		Baxter International, Inc.	4,783,750

			4,783,750

		Housewares: 1.0%
604,300	C	Newell Financial Trust I	25,229,525

			25,229,525

		Insurance: 1.6%
3,500	#,I	Fortis Insurance	4,239,375
326,000		Genworth Financial, Inc.	12,407,560
260,700	@@	IPC Holdings Ltd.	7,136,663
97,700	@@	Scottish Re Group Ltd.	2,745,370
593,800	C	Travelers Property Casualty Corp.	14,702,488

			41,231,456

		Oil & Gas: 0.6%
135,000		Amerada Hess Corp.	14,590,800

			14,590,800

		Packaging & Containers: 0.2%
120,000	C	Owens-Illinois, Inc.	4,080,000

			4,080,000

		Pharmaceuticals: 0.3%
168,000		Schering-Plough Corp.	9,036,720

			9,036,720

		Total Preferred Stock (Cost $183,752,239)	193,028,750

Principal
Amount			Value

CONVERTIBLE BONDS: 10.7%
		Advertising: 0.3%
$7,900,000		Lamar Advertising Co., 2.875%, due 12/31/10	$8,383,875

			8,383,875

		Airlines: 0.2%
17,190,000	#,I,L, **	Delta Airlines, Inc., 2.875%, due 02/18/24	3,438,000
2,200,000	L,**	Delta Airlines, Inc., 9.380%, due 06/03/23	445,500

			3,883,500

		Chemicals: 0.2%
6,167,000		Hercules Trust II, 6.500%, due 06/30/29	4,656,085

			4,656,085

See Accompanying Notes to Financial Statements

131

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Diversified Financial Services: 0.3%
$6,750,000	#,I,L	CapitalSource, Inc., 3.500%, due 07/15/34	$6,513,750

			6,513,750

		Food: 0.8%
29,500,000		General Mills, Inc., 1.990%, due 10/28/22	21,166,250

			21,166,250

		Forest Products & Paper: 1.2%
51,505,000	L	International Paper Co., 3.770%, due 06/20/21	29,035,944

			29,035,944

		Insurance: 0.4%
3,823,000	L	American International Group, Inc., 1.500%, due 11/09/31	2,604,419
7,828,000		USF&G Corp., 5.480%, due 03/03/09	6,595,090

			9,199,509

		Media: 2.3%
33,200,000		Liberty Media Corp., 0.750%, due 03/30/23	35,690,000
30,606,000	L	Liberty Media Corp., 3.250%, due 03/15/31	23,222,303

			58,912,303

		Miscellaneous Manufacturing: 0.3%
4,400,000	@@,I	Tyco International Group SA, 2.750%, due 01/15/18	5,593,500
2,200,000	@@,I	Tyco International Group SA, 3.125%, due 01/15/23	3,008,500

			8,602,000

		Oil & Gas Services: 0.9%
6,843,000	@@,L	Schlumberger Ltd., 1.500%, due 06/01/23	9,443,340
9,954,000	@@,L	Schlumberger Ltd., 2.125%, due 06/01/23	12,940,200

			22,383,540

		Pharmaceuticals: 1.5%
8,100,000	L	King Pharmaceuticals, Inc., 2.750%, due 11/15/21	7,907,625
36,750,000	@@,#, I,L	Roche Holdings, Inc., 1.380%, due 07/25/21	29,712,375

			37,620,000

		Real Estate Investment Trust: 0.6%
12,640,000	#,I	Host Marriott LP, 3.250%, due 04/15/24	14,804,600

			14,804,600

		Semiconductors: 0.2%
6,270,000	#,I,L	Intel Corp., 2.950%, due 12/15/35	6,152,438

			6,152,438

		Software: 0.4%
9,117,000	#,I	Red Hat, Inc., 0.500%, due 01/15/24	10,701,079

			10,701,079

		Telecommunications: 1.1%
5,800,000		Crown Castle International Corp., 4.000%, due 07/15/10	14,732,000
12,800,000	L	Lucent Technologies, Inc., 8.000%, due 08/01/31	13,056,000

			27,788,000

		Total Convertible Bonds (Cost $262,893,475)	269,802,873

CORPORATE BONDS/NOTES: 0.7%
		Diversified Financial Services: 0.5%
15,000,000	L	General Motors Acceptance Corp., 6.750%, due 12/01/14	13,516,050

			13,516,050

		Media: 0.2%
1,834,000		Xm Satellite Radio, Inc., 12.000%, due 06/15/10	2,067,832
2,950,000	+,L	Xm Satellite Radio, Inc., 14.000%, due 12/31/09	3,156,500

			5,224,332

		Total Corporate Bonds/Notes (Cost $17,676,612)	18,740,385

		Total Long-Term Investments (Cost $1,790,532,645)	2,184,912,833

SHORT-TERM INVESTMENT: 11.9%
		Securities Lending CollateralCC: 11.9%
302,086,000		The Bank of New York Institutional Cash Reserves Fund	302,086,000

		Total Short-Term Investments (Cost $302,086,000)	302,086,000

Total Investments In Securities (Cost $2,092,618,645)*	98.1%	$2,486,998,833
Other Assets and Liabilities-Net	1.9	48,151,430

Net Assets	100.0%	$2,535,150,263

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
**	Defaulted security
*	Cost for federal income tax purposes is $2,093,513,704. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$474,979,598
Gross Unrealized Depreciation	(81,494,469)

Net Unrealized Appreciation	$393,485,129

See Accompanying Notes to Financial Statements

132

PORTFOLIO OF INVESTMENTS
ING UBS U.S. ALLOCATION PORTFOLIO
(FORMERLY, ING UBS U.S. BALANCED PORTFOLIO)
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 62.3%
		Advertising: 1.4%
20,900		Omnicom Group	$1,779,217

			1,779,217

		Aerospace/Defense: 1.7%
18,200		Lockheed Martin Corp.	1,158,066
16,500	L	Northrop Grumman Corp.	991,815

			2,149,881

		Auto Parts & Equipment: 1.5%
8,800		BorgWarner, Inc.	533,544
19,100		Johnson Controls, Inc.	1,392,581

			1,926,125

		Banks: 5.2%
39,600		Fifth Third BanCorp	1,493,712
49,700		Mellon Financial Corp.	1,702,225
17,300		PNC Financial Services Group, Inc.	1,069,659
39,100		Wells Fargo & Co.	2,456,653

			6,722,249

		Beverages: 0.5%
13,900		Anheuser-Busch Cos., Inc.	597,144

			597,144

		Biotechnology: 1.0%
18,600	@	Genzyme Corp.	1,316,508

			1,316,508

		Building Materials: 1.2%
53,300		Masco Corp.	1,609,127

			1,609,127

		Commercial Services: 1.3%
37,200	@@	Accenture Ltd.	1,073,964
3,163	@,L	CCE Spinco, Inc.	41,429
35,000		Cendant Corp.	603,750

			1,719,143

		Computers: 0.8%
32,600	@	Dell, Inc.	977,674
6	@	Tidel Technologies, Inc.	2

			977,676

		Diversified Financial Services: 7.9%
78,100		Citigroup, Inc.	3,790,193
26,800		Freddie Mac	1,751,380
49,900		JPMorgan Chase & Co.	1,980,531
46,900		Morgan Stanley	2,661,106

			10,183,210

		Electric: 3.0%
19,800	L	American Electric Power Co., Inc.	734,382
40,200	L	Exelon Corp.	2,136,228
23,700	L	NiSource, Inc.	494,382
10,300		Northeast Utilities	202,807
15,500		Pepco Holdings, Inc.	346,735

			3,914,534

		Electronics: 1.1%
13,400	@,@@	Mettler Toledo International, Inc.	739,680
17,700	@	Waters Corp.	669,060

			1,408,740

		Food: 0.8%
56,300	@	Kroger Co.	1,062,944

			1,062,944

		Gas: 0.7%
18,800		Sempra Energy	842,992

			842,992

		Healthcare — Products: 2.3%
30,800		Johnson & Johnson	1,851,080
10,200		Medtronic, Inc.	587,214
7,900	@,L	Zimmer Holdings, Inc.	532,776

			2,971,070

		Healthcare — Services: 2.9%
54,400	@	Healthsouth Corp.	266,560
34,760		UnitedHealth Group, Inc.	2,159,986
15,900	@	WellPoint, Inc.	1,268,661

			3,695,207

		Insurance: 2.4%
31,400		American International Group, Inc.	2,142,422
10,700		Hartford Financial Services Group, Inc.	919,023

			3,061,445

		Internet: 1.2%
36,750	@,L	Expedia, Inc.	880,530
38,242	@,L	Symantec Corp.	669,235

			1,549,765

		Leisure Time: 1.5%
21,500	L	Carnival Corp.	1,149,605
14,300	L	Harley-Davidson, Inc.	736,307

			1,885,912

		Media: 2.0%
25,300		Clear Channel Communications, Inc.	795,685
18,100		Dex Media, Inc.	490,329
34,900	@,L	DIRECTV Group, Inc.	492,788
28,300	@,L	Univision Communications, Inc.	831,737

			2,610,539

		Miscellaneous Manufacturing: 1.3%
18,600		Illinois Tool Works, Inc.	1,636,614

			1,636,614

		Oil & Gas: 2.2%
13,100		Exxon Mobil Corp.	735,827
17,100	@,L	Global Santa Fe Corp.	823,365
20,400	L	Marathon Oil Corp.	1,243,788

			2,802,980

		Oil & Gas Services: 0.4%
7,700		Baker Hughes, Inc.	468,006

			468,006

		Pharmaceuticals: 6.6%
17,000	L	Allergan, Inc.	1,835,320
24,900		Bristol-Myers Squibb Co.	572,202
15,200	@	Caremark Rx, Inc.	787,208
13,900	@,L	Cephalon, Inc.	899,886
19,100	@	Medco Health Solutions, Inc.	1,065,780
45,600		Mylan Laboratories	910,176
53,350		Wyeth	2,457,835

			8,528,407

See Accompanying Notes to Financial Statements

133

PORTFOLIO OF INVESTMENTS
ING UBS U.S. ALLOCATION PORTFOLIO
(FORMERLY, ING UBS U.S. BALANCED PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Retail: 2.2%
36,600		Costco Wholesale Corp.	$1,810,602
20,700	@	Kohl’s Corp.	1,006,020

			2,816,622

		Semiconductors: 0.9%
40,700		Applied Materials, Inc.	730,158
18,800		Xilinx, Inc.	473,948

			1,204,106

		Software: 3.6%
18,500	@,L	Mercury Interactive Corp.	514,115
118,700		Microsoft Corp.	3,104,005
82,700	@	Oracle Corp.	1,009,767

			4,627,887

		Telecommunications: 2.6%
39,500		AT&T, Inc.	967,355
101,894		Sprint Corp. — FON Group	2,380,244

			3,347,599

		Transportation: 2.1%
20,900		Burlington Northern Santa Fe Corp.	1,480,138
12,500		FedEx Corp.	1,292,375

			2,772,513

		Total Common Stock (Cost $69,059,998)	80,188,162

INVESTMENT COMPANIES: 7.0%
220,396	(1)	UBS High Yield Relationship Fund	4,203,172
115,547	(1)	UBS SmallCap Equity Fund	4,744,413

		Total Mutual Funds (Cost $7,940,636)	8,947,585

Principal
Amount			Value

CORPORATE BONDS/NOTES: 3.6%
		Agriculture: 0.0%
$25,000	L	Altria Group, Inc., 7.750%, due 01/15/27	$29,762

			29,762

		Auto Manufacturers: 0.2%
190,000	L	DaimlerChrysler NA Holding Corp., 4.050%, due 06/04/08	185,069

			185,069

		Banks: 0.2%
25,000	@@	Abbey National PLC, 7.950%, due 10/26/29	32,508
95,000		Bank of America Corp., 7.400%, due 01/15/11	104,755
45,000		Bank One Corp., 7.875%, due 08/01/10	50,004
45,000		Wachovia Bank NA, 7.800%, due 08/18/10	50,559
50,000		Wells Fargo & Co., 6.450%, due 02/01/11	53,344

			291,170

		Beverages: 0.0%
25,000	C,#	Miller Brewing Co., 5.500%, due 08/15/13	25,522

			25,522

		Chemicals: 0.0%
40,000	C	ICI Wilmington, Inc., 4.375%, due 12/01/08	39,004

			39,004

		Commercial Services: 0.1%
25,000	C	Cendant Corp., 6.250%, due 01/15/08	25,463
70,000	#	Erac USA Finance Co., 7.350%, due 06/15/08	73,496
30,000	C	McKesson Corp., 7.750%, due 02/01/12	33,811

			132,770

		Cosmetics/Personal Care: 0.0%
35,000	C	Avon Products, Inc., 7.150%, due 11/15/09	37,619

			37,619

		Diversified Financial Services: 1.9%
20,000		American General Finance Corp., 5.375%, due 10/01/12	20,130
30,000	C,#,L	Bombardier Capital, Inc., 6.125%, due 06/29/06	30,150
35,000	L	Capital One Financial Corp., 5.500%, due 06/01/15	34,858
56,000		Citigroup, Inc., 5.000%, due 09/15/14	55,220
345,000		Citigroup, Inc., 5.625%, due 08/27/12	356,087
50,000		Countrywide Home Loans, Inc., 3.250%, due 05/21/08	48,041
35,000	C	Credit Suisse First Boston USA, Inc., 6.500%, due 01/15/12	37,489
690,000		Ford Motor Credit Co., 5.800%, due 01/12/09	602,313
330,000	C	General Electric Capital Corp., 6.000%, due 06/15/12	348,017
30,000	L	General Electric Capital Corp., 6.750%, due 03/15/32	35,333
30,000		General Motors Acceptance Corp., 6.125%, due 09/15/06	29,145
130,000	L	General Motors Acceptance Corp., 6.875%, due 09/15/11	118,688
190,000	L	Goldman Sachs Group, Inc., 6.875%, due 01/15/11	204,900
150,000		HSBC Finance Corp., 6.750%, due 05/15/11	161,157
95,000		International Lease Finance Corp., 3.500%, due 04/01/09	90,495
75,000	L	JPMorgan Chase & Co., 6.750%, due 02/01/11	80,417
190,000	C	Morgan Stanley, 6.750%, due 04/15/11	204,768

			2,457,208

		Electric: 0.2%
14,000	C	American Electric Power Co., Inc., 6.125%, due 05/15/06	14,065
30,000	C	Dominion Resources, Inc./VA, 5.950%, due 06/15/35	29,383
70,000	C	Pacific Gas & Electric Co., 6.050%, due 03/01/34	72,696

See Accompanying Notes to Financial Statements

134

PORTFOLIO OF INVESTMENTS
ING UBS U.S. ALLOCATION PORTFOLIO
(FORMERLY, ING UBS U.S. BALANCED PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Electric (continued)
$30,000		PPL Capital Funding Trust I, 4.330%, due 03/01/09	$29,195
40,000	C	TXU Energy Co. LLC, 7.000%, due 03/15/13	42,687

			188,026

		Food: 0.2%
90,000		Kraft Foods, Inc., 5.625%, due 11/01/11	92,454
30,000	C,L	Kroger Co., 7.500%, due 04/01/31	33,592
45,000	C,L	Safeway, Inc., 7.250%, due 02/01/31	48,704

			174,750

		Housewares: 0.0%
30,000	C	Newell Rubbermaid, Inc., 4.000%, due 05/01/10	28,415

			28,415

		Insurance: 0.1%
70,000	C	Allstate Corp./The, 7.200%, due 12/01/09	75,439
35,000		Marsh & McLennan Cos., Inc., 6.250%, due 03/15/12	36,512

			111,951

		Leisure Time: 0.0%
40,000	C,#	Harley-Davidson, Inc., 3.625%, due 12/15/08	38,720

			38,720

		Media: 0.2%
120,000	C	Comcast Cable Communications, 6.750%, due 01/30/11	127,193
25,000		News America, Inc., 6.200%, due 12/15/34	24,915
35,000	C	Time Warner, Inc., 7.625%, due 04/15/31	39,093

			191,201

		Office/Business Equipment: 0.0%
25,000	C	Pitney Bowes, Inc., 4.625%, due 10/01/12	24,509

			24,509

		Oil & Gas: 0.1%
60,000	C	Devon Financing Corp. ULC, 6.875%, due 09/30/11	65,708
25,000	C	Marathon Oil Corp., 6.125%, due 03/15/12	26,544
40,000	C,L	Valero Energy Corp., 7.500%, due 04/15/32	48,766

			141,018

		Pharmaceuticals: 0.0%
35,000	C	Wyeth, 5.500%, due 03/15/13	35,534

			35,534

		Pipelines: 0.0%
30,000	C	Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	28,796

			28,796

		Real Estate: 0.0%
25,000	C	EOP Operating LP, 7.250%, due 06/15/28	27,719

			27,719

		Savings & Loans: 0.2%
180,000		Washington Mutual, Inc., 5.625%, due 01/15/07	181,036

			181,036

		Telecommunications: 0.2%
35,000	C	AT&T Corp., 9.750%, due 11/15/31	44,095
25,000	C,L	AT&T Wireless Services, Inc., 8.750%, due 03/01/31	33,219
30,000	C	BellSouth Corp., 6.550%, due 06/15/34	32,061
50,000	C	Sprint Capital Corp., 8.750%, due 03/15/32	66,555
70,000	C,@@	Telecom Italia Capital SA, 5.250%, due 11/15/13	68,798
35,000	C	Verizon/New England, 6.500%, due 09/15/11	35,945

			280,673

		Transportation: 0.0%
25,000		Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29	29,812

			29,812

		Total Corporate Bonds/Notes (Cost $4,741,990)	4,680,284

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.2%
		Diversified Financial Services: 0.0%
35,000		5.625%, due 04/10/07	35,220

			35,220

		Federal Government Loan Mortgage Corporation: 2.2%
184,541		4.500%, due 05/01/34	174,060
290,962		4.500%, due 12/01/34	274,437
188,298		5.500%, due 01/01/19	189,549
625,450		5.500%, due 04/01/18	629,608
324,332		5.500%, due 05/01/20	326,401
418,136		5.500%, due 11/01/18	421,023
465,750		5.500%, due 12/01/18	468,967
140,403		6.000%, due 03/01/29	142,271
61,218		6.000%, due 12/01/17	62,512
27,729		6.500%, due 06/01/29	28,532
159,443		7.000%, due 07/01/32	166,156

			2,883,516

		Federal Home Loan Mortgage Corporation: 0.7%
160,000	L	3.750%, due 04/15/07	158,035
360,000	C	3.875%, due 01/12/09	351,140
378,404		4.509%, due 01/01/35	373,584

			882,759

		Federal National Mortgage Association: 9.9%
1,005,000		3.875%, due 07/15/08	985,339
73,852		4.277%, due 03/01/34	74,644
46,879		4.340%, due 06/01/33	46,319
385,000	C	4.625%, due 06/01/10	379,265
529,025		4.700%, due 03/01/35	541,486
417,561		4.896%, due 05/01/35	430,393
636,982		4.945%, due 02/01/35	652,491
3,810,000	W	5.000%, due 01/12/36	3,692,126

See Accompanying Notes to Financial Statements

135

PORTFOLIO OF INVESTMENTS
ING UBS U.S. ALLOCATION PORTFOLIO
(FORMERLY, ING UBS U.S. BALANCED PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Federal National Mortgage Association (continued)
$468,758		5.500%, due 02/01/24	$468,997
535,376		5.500%, due 03/01/20	539,243
1,069,690		5.500%, due 05/01/18	1,077,126
587,703		5.500%, due 11/01/17	591,949
263,323		5.500%, due 12/01/17	265,225
86,483		6.000%, due 03/01/29	87,609
49,001		6.000%, due 04/01/18	50,102
682,342		6.000%, due 06/01/23	694,000
69,277		6.000%, due 08/01/17	70,837
274,443		6.000%, due 12/01/29	278,017
300,000		6.250%, due 02/01/11	317,177
29,414		6.500%, due 05/01/30	30,309
217,635		6.500%, due 06/01/17	223,780
207,803		6.500%, due 07/01/31	213,671
295,748		6.500%, due 12/01/28	304,748
270,000		6.625%, due 09/15/09	287,338
345,000		6.625%, due 11/15/30	426,822

			12,729,013

		Government National Mortgage Association: 0.4%
30,609		4.125%, due 12/20/29	30,467
148,602		6.000%, due 01/20/34	151,683
304,844		6.000%, due 07/15/29	312,741

			494,891

		Total U.S. Government Agency Obligations (Cost $17,106,897)	17,025,399

U.S. TREASURY OBLIGATIONS: 5.3%
		U.S. Treasury Inflation-Indexed Bonds: 0.7%
860,000	L	2.000%, due 01/15/14	922,179

			922,179

		U.S. Treasury Bonds: 1.6%
475,000	L	6.250%, due 05/15/30	590,076
285,000	L	8.000%, due 11/15/21	392,732
820,000	L	8.750%, due 05/15/17	1,126,283

			2,109,091

		U.S. Treasury Notes: 3.0%
255,000	L	3.625%, due 04/30/07	252,410
325,000		3.625%, due 06/15/10	315,517
500,000	L	3.875%, due 05/15/09	492,305
445,000	L	3.875%, due 02/15/13	431,459
2,015,000	L	4.000%, due 08/31/07	2,002,249
325,000	L	4.125%, due 05/15/15	317,980

			3,811,920

		Total U.S. Treasury Obligations (Cost $6,867,131)	6,843,190

ASSET-BACKED SECURITIES: 0.9%
		Automobile Asset Backed Securities: 0.4%
500,000	C	WFS Financial Owner Trust, 4.840%, due 11/19/12	496,577

			496,577

		Home Equity Asset Backed Securities: 0.0%
12,807	C,+	RAFC Asset-Backed Trust, 5.115%, due 11/25/29	12,769

			12,769

		Other Asset Backed Securities: 0.5%
31,212	C	California Infrastructure PG&E-1, 6.420%, due 09/25/08	31,468
185,000	C	CenterPoint Energy Transition Bond Co. LLC, 5.630%, due 09/15/15	191,624
34,556	C,#	Countrywide Asset-Backed Certificates, 4.719%, due 06/25/33	34,637
36,997	C,+	First Franklin Mtg Loan Asset Backed Certificates, 4.167%, due 06/25/24	36,743
200,000	C	Massachusetts RRB Special Purpose Trust, 7.030%, due 03/15/12	212,751
170,000	C,+	Structured Asset Securities Corp., 6.080%, due 11/25/32	169,192

			676,415

		Total Asset-Backed Securities (Cost $1,202,472)	1,185,761

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.3%
		Commercial Mortgage Backed Securities: 2.0%
200,000	C	Banc of America Commercial Mortgage, Inc., 6.349%, due 06/11/35	212,178
55,000	C,#	Commercial Mortgage Pass Through Certificates, 5.152%, due 11/15/13	54,662
26,371	C,#	Commercial Mortgage Pass Through Certificates, 5.970%, due 11/15/13	26,385
89,809	C	DLJ Commercial Mortgage Corp., 6.080%, due 03/10/32	90,778
59,930	C	First Union Commercial Mortgage Securities, Inc., 6.650%, due 11/18/29	61,321
299,767	C,#	Four Times Square Trust, 7.690%, due 04/15/15	317,756
131,483	C	GS Mortgage Securities Corp. II, 6.312%, due 04/13/31	133,020
500,000	C	GS Mortgage Securities Corp. II, 6.940%, due 07/13/30	510,713
28,980		JP Morgan Commercial Mortgage Finance Corp., 7.325%, due 07/15/31	29,097
250,000		JP Morgan Commercial Mortgage Finance Corp., 7.400%, due 07/15/31	265,850
105,192	C	LB Commercial Conduit Mortgage Trust, 6.410%, due 06/15/31	105,692
175,564	C,#	Mach One Trust Commercial Mortgage-Backed, 3.890%, due 05/28/40	171,538
80,680	C	Morgan Stanley Dean Witter Capital I, 7.420%, due 11/15/36	82,846

See Accompanying Notes to Financial Statements

136

PORTFOLIO OF INVESTMENTS
ING UBS U.S. ALLOCATION PORTFOLIO
(FORMERLY, ING UBS U.S. BALANCED PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Commercial Mortgage Backed Securities (continued)
$200,000	C	Morgan Stanley Dean Witter Capital I, 7.570%, due 11/15/36	$216,601
350,000	C	PNC Mortgage Acceptance Corp., 7.610%, due 02/15/10	377,123

			2,655,560

		Whole Loan Collateral CMO: 1.3%
316,653	C	CS First Boston Mortgage Securities Corp., 6.000%, due 10/25/35	318,198
79,953	C	CS First Boston Mortgage Securities Corp., 7.000%, due 11/25/33	81,218
146,527	C	First Horizon Alternative Mortgage Securities, 5.335%, due 09/25/34	146,067
259,051	C	GSR Mortgage Loan Trust, 6.500%, due 04/25/20	266,131
116,167	C	Morgan Stanley Mortgage Loan Trust, 6.481%, due 09/25/34	118,563
500,000	C,@@,#	Mound Financing PLC, 4.661%, due 02/08/42	499,688
100,000	C,@@,#	Paragon Mortgages PLC, 5.090%, due 05/15/43	100,259
106,935	C	Structured Adjustable Rate Mortgage Loan Trust, 4.940%, due 03/25/34	106,330

			1,636,454

		Total Collateralized Mortgage Obligations (Cost $4,423,142)	4,292,014

OTHER BONDS: 0.1%
		Sovereign: 0.1%
45,000	@@	European Investment Bank, 4.875%, due 09/06/06	45,064
45,000	@@	Inter-American Development Bank, 5.750%, due 02/26/08	46,051

		Total Other Bonds (Cost $94,228)	91,115

		Total Long-Term Investments (Cost $111,436,494)	123,253,510

SHORT-TERM INVESTMENTS: 22.1%
		U.S. Government Agency Obligations: 6.2%
8,019,000		Federal Home Loan Bank, 3.200%, due 01/03/06	8,016,862

		Total U.S. Government Agency Obligations (Cost $8,016,862)	8,016,862

		Securities Lending CollateralCC: 15.9%
20,394,000		The Bank of New York Institutional Cash Reserves Fund	20,394,000

		Total Securities Lending Collateral (Cost $20,394,000)	20,394,000

		Total Short-Term Investments (Cost $28,410,862)	28,410,862

Total Investments In Securities (Cost $139,847,356)*	117.8%	$151,664,372
Other Assets and Liabilities-Net	(17.8)	(22,897,024)

Net Assets	100.0%	$128,767,348

@	Non-income producing security
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
(1)	Affiliate of the Sub-Advisor.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
*	Cost for federal income tax purposes is $140,057,858. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,992,951
Gross Unrealized Depreciation	(1,386,437)

Net Unrealized Appreciation	$11,606,514

See Accompanying Notes to Financial Statements

137

PORTFOLIO OF INVESTMENTS
ING TEMPLETON GLOBAL GROWTH PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO)
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 95.9%
		Bermuda: 4.7%
130,000		Accenture Ltd.	$3,753,100
70,000		ACE Ltd.	3,740,800
235,000		Tyco International Ltd.	6,782,100
60,000	L	XL Capital Ltd.	4,042,800

			18,318,800

		Canada: 1.4%
150,000		BCE, Inc.	3,578,736
150,000		Quebecor World, Inc.	2,018,576

			5,597,312

		Finland: 2.0%
290,000		Stora Enso OYJ	3,910,578
200,000		UPM-Kymmene OYJ	3,909,998

			7,820,576

		France: 3.0%
50,000		Accor	2,739,462
180,000		France Telecom SA	4,455,744
50,005		Sanofi-Synthelabo SA	4,361,740

			11,556,946

		Germany: 6.6%
130,000		Bayerische Motoren Werke AG	5,653,528
180,000		Deutsche Post AG	4,347,361
40,000		EON AG	4,121,198
28,000		Muenchener Rueckversicherungs AG	3,781,519
90,000	L	Siemens AG	7,672,169

			25,575,775

		Hong Kong: 1.4%
360,000		Cheung Kong Holdings Ltd.	3,685,008
200,000		Swire Pacific Ltd.	1,792,534

			5,477,542

		Italy: 2.1%
140,000		ENI-Ente Nazionale Idrocarburi S.p.A.	3,897,575
600,000		UniCredito Italiano S.p.A.	4,121,123

			8,018,698

		Japan: 9.9%
136,000		Fuji Photo Film Co., Ltd.	4,504,150
750,000		Hitachi Ltd.	5,049,013
900		KDDI Corp.	5,206,048
400,000		Konica Minolta Holdings, Inc.	4,062,703
400		Mitsubishi Tokyo Financial Group, Inc.	5,442,716
35,000		Nintendo Co., Ltd.	4,234,618
160,000		Nomura Holdings, Inc.	3,077,479
120,000		Sony Corp.	4,893,550
35,000		Takeda Chemical Industries Ltd.	1,894,911

			38,365,188

		Mexico: 1.1%
170,000	L	Telefonos de Mexico SA de CV ADR	4,195,600

			4,195,600

		Netherlands: 5.8%
50,000		Akzo Nobel NV	2,307,093
150,000		Koninklijke Philips Electronics NV	4,641,565
400,000		Reed Elsevier NV	5,554,798
210,000		Royal Dutch Shell PLC	6,714,058
50,000		Unilever NV	3,407,490

			22,625,004

		Norway: 0.6%
138,285		Norske Skogindustrier ASA	2,187,698

			2,187,698

		South Africa: 0.6%
200,000	L	Sappi Ltd.	2,286,480

			2,286,480

		South Korea: 1.9%
60,000	@	Kookmin Bank	4,522,002
4,000		Samsung Electronics Co., Ltd.	2,573,436
590		SK Telecom Co., Ltd.	105,573

			7,201,011

		Spain: 2.0%
300,000		Banco Santander Central Hispano SA	3,941,368
130,000	L	Repsol YPF SA	3,791,467

			7,732,835

		Switzerland: 6.0%
45,000		Lonza Group AG	2,744,354
22,000		Nestle SA	6,550,609
70,000		Novartis AG	3,660,637
75,000		Swiss Reinsurance	5,464,310
50,000		UBS AG	4,738,475

			23,158,385

		Taiwan: 0.6%
250,000		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,477,500

			2,477,500

		United Kingdom: 15.0%
400,000		Amvescap PLC	3,035,780
610,000		BP PLC	6,517,263
500,000		British Sky Broadcasting PLC	4,247,736
1,300,000		Compass Group PLC	4,920,238
260,000		GlaxoSmithKline PLC	6,549,287
410,000		National Grid PLC	3,999,797
300,000		Pearson PLC	3,540,037
1,350,000		Rentokil Initial PLC	3,797,357
815	@	Rolls-Royce Group PLC	5,987
220,000		Royal Bank of Scotland Group PLC	6,624,551
150,000		Smiths Group PLC	2,694,347
3,250,000		Vodafone Group PLC	6,978,587
140,000		Willis Group Holdings Ltd.	5,171,600

			58,082,567

		United States: 31.1%
120,000		Abbott Laboratories	4,731,600
85,000		American International Group, Inc.	5,799,550
160,000		Bank of New York	5,096,000
175,000		Bristol-Myers Squibb Co.	4,021,500
130,000	@	Cadence Design Systems, Inc.	2,199,600
150,000	@,L	Comcast Corp.	3,894,000
350,000	@,L	DIRECTV Group, Inc.	4,942,000
120,000		DTE Energy Co.	5,182,800
400,000	L	El Paso Corp.	4,864,000
200,000	L	Electronic Data Systems Corp.	4,808,000
80,000		Fannie Mae	3,904,800
160,000		General Electric Co.	5,608,000
200,000		H&R Block, Inc.	4,910,000
70,000		HCA, Inc.	3,535,000
65,000		HJ Heinz Co.	2,191,800

See Accompanying Notes to Financial Statements

138

PORTFOLIO OF INVESTMENTS
ING TEMPLETON GLOBAL GROWTH PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		United States (continued)
120,000		International Paper Co.	$4,033,200
600,000	@,L	Interpublic Group of Cos., Inc.	5,790,000
19,600	@	IVAX Corp.	614,068
56,000	@	Lexmark International, Inc.	2,510,480
220,000		Merck & Co., Inc.	6,998,200
460,000		News Corp., Inc.	7,153,000
270,000		Pfizer, Inc.	6,296,400
140,000		Raytheon Co.	5,621,000
150,000	@,L	Seagate Technology, Inc.	2,998,500
450,000	@,L	Tenet Healthcare Corp.	3,447,000
215,000		Time Warner, Inc.	3,749,600
85,000		Torchmark Corp.	4,726,000
18,500	@,L	Weatherford International Ltd.	669,700

			120,295,798

		Total Common Stock (Cost $361,944,206)	370,973,715

PREFERRED STOCK: 0.7%
		Germany: 0.1%
6,500		Volkswagen AG	247,500

			247,500

		United States: 0.6%
42,300		Chubb Corp.	1,488,114
51,600	C	General Motors Corp.	812,700

			2,300,814

		Total Preferred Stock (Cost $2,456,395)	2,548,314

		Total Long-Term Investments (Cost $364,400,601)	373,522,029

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 12.1%
	U.S. Government Agency Obligations: 3.5%
$13,537,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$13,533,165

	Total U.S. Government Agency Obligations (Cost $13,533,165)	13,533,165

	Securities Lending CollateralCC: 8.6%
33,270,000	The Bank of New York Institutional Cash Reserves Fund	33,270,000

	Total Securities Lending Collateral (Cost $33,270,000)	33,270,000

	Total Short-Term Investments (Cost $46,803,165)	46,803,165

Total Investments In Securities (Cost $411,203,766)*	108.6%	$420,325,194
Other Assets and Liabilities-Net	(8.6)	(33,453,790)

Net Assets	100.0%	$386,871,404

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $411,399,569. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,368,936
Gross Unrealized Depreciation	(7,443,311)

Net Unrealized Appreciation	$8,925,625

See Accompanying Notes to Financial Statements

139

PORTFOLIO OF INVESTMENTS
ING TEMPLETON GLOBAL GROWTH PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Percentage of
Industry	Net Assets

Advertising	1.5%
Aerospace/ Defense	1.5
Auto Manufacturers	1.7
Banks	8.9
Chemicals	1.3
Commercial Services	3.7
Computers	3.2
Diversified Financial Services	2.6
Electric	3.4
Electrical Components & Equipment	1.3
Electronics	1.2
Federal Home Loan Bank	3.5
Food	3.1
Food Service	1.3
Forest Products & Paper	4.2
Healthcare — Services	1.8
Holding Companies — Diversified	0.5
Home Furnishings	1.3
Insurance	8.8
Lodging	0.7
Media	8.6
Miscellaneous Manufacturing	8.1
Oil & Gas	5.4
Oil & Gas Services	0.2
Pharmaceuticals	10.1
Pipelines	1.3
Real Estate	1.0
Semiconductors	1.3
Telecommunications	6.3
Toys/ Games/ Hobbies	1.1
Transportation	1.1
Securities Lending Collateral	8.6
Other Assets and Liabilities, Net	(8.6)

Net Assets	100.0%

Information concerning forward foreign currency contracts at December 31, 2005 is shown below:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

British Pound Sterling
GBP 552,823	Buy	04/11/06	951,663	$949,172	$(2,491)
Canadian Dollars			USD
CAD 2,253,509	Buy	01/24/06	1,927,394	1,930,541	3,148
Euro
EUR 2,502,365	Buy	05/25/06	2,981,167	2,975,883	(5,284)
Japanese Yen
JPY 402,342,920	Buy	01/10/06	3,723,294	3,413,211	(310,083)

					$(314,710)

British Pound			USD
Sterling
GBP 552,823	Sell	04/11/06	979,000	949,172	29,827
Canadian Dollars
CAD 2,253,509	Sell	01/24/06	1,902,000	1,930,541	(28,541)
Euro
EUR 2,502,365	Sell	05/25/06	2,963,000	2,975,883	(12,883)
Japanese Yen
JPY 402,342,920	Sell	01/10/06	3,668,000	3,413,211	254,789

					$243,192

See Accompanying Notes to Financial Statements

140

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 94.2%
		Canada: 1.9%
276,193	L	Torstar Corp.	$5,234,698

			5,234,698

		Finland: 3.8%
272,271	@,L	Kone Oyj	10,765,729

			10,765,729

		France: 8.1%
90,185	L	Groupe Danone	9,432,744
37,631		Pernod-Ricard	6,550,413
76,562		Sanofi-Synthelabo SA	6,678,202

			22,661,359

		Netherlands: 8.5%
465,195		Reed Elsevier NV	6,460,160
225,798	@	Royal Numico NV	9,330,276
401,139		Wolters Kluwer NV	8,087,101

			23,877,537

		Spain: 3.3%
192,456		Altadis SA	8,690,817
19,024		Zardoya-Otis SA	479,589

			9,170,406

		Sweden: 4.1%
977,706		Swedish Match AB	11,479,036

			11,479,036

		Switzerland: 6.1%
31,833		Nestle SA	9,478,433
146,797		Novartis AG	7,676,721

			17,155,154

		United Kingdom: 33.1%
888,515		British American Tobacco PLC	19,811,810
1,621,321		Cadbury Schweppes PLC	15,285,905
484,970		Capital Radio PLC	2,415,758
691,840		Diageo PLC	9,976,340
296,006		GlaxoSmithKline PLC	7,456,261
283,492		Imperial Tobacco Group PLC	8,433,382
482,824		Reckitt Benckiser PLC	15,887,935
925,210		SMG PLC	1,367,379
653,941		Unilever PLC	6,486,149
537,709		WPP Group PLC	5,804,637

			92,925,556

		United States: 25.3%
162,100		Altria Group, Inc.	12,112,112
301,753		Bristol-Myers Squibb Co.	6,934,283
108,551	L	Brown-Forman Corp.	7,524,755
131,854	L	Harley-Davidson, Inc.	6,789,162
130,719		Kimberly-Clark Corp.	7,797,388
255,889		Merck & Co., Inc.	8,139,829
224,554	L	New York Times Co.	5,939,453
444,922		Pfizer, Inc.	10,375,595
121,810	L	Scotts Co.	5,510,684

			71,123,261

		Total Common Stock (Cost $232,700,633)	264,392,736

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 13.6%
	U.S. Government Agency Obligations: 4.8%
$13,424,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$13,420,420

	Total U.S. Government Agency Obligations (Cost $13,420,420)	13,420,420

	Securities Lending CollateralCC: 8.8%
24,745,000	The Bank of New York Institutional Cash Reserves Fund	24,745,000

	Total Securities Lending Collateral (Cost $24,745,000)	24,745,000

	Total Short-Term Investments (Cost $38,165,420)	38,165,420

Total Investments In Securities (Cost $270,866,053)*	107.8%	$302,558,156
Other Assets and Liabilities-Net	(7.8)	(21,967,749)

Net Assets	100.0%	$280,590,407

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $271,352,630. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$36,321,566
Gross Unrealized Depreciation	(5,116,040)

Net Unrealized Appreciation	$31,205,526

Percentage of
Industry	Net Assets

Advertising	2.1%
Agriculture	21.6
Beverages	8.6
Commercial Services	3.8
Food	17.8
Household Products/Wares	10.4
Leisure Time	2.4
Machinery — Diversified	0.2
Media	10.5
Pharmaceuticals	16.8
U.S. Government Agency Obligations	4.8
Securities Lending Collateral	8.8
Other Assets and Liabilities, Net	(7.8)

Net Assets	100.0%

Information concerning forward currency exchange contracts at December 31, 2005 is show below:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

British Pound Sterling			USD
GBP 22,605,000	Sell	01/23/06	39,832,270	$38,803,150	$1,029,120

See Accompanying Notes to Financial Statements

141

PORTFOLIO OF INVESTMENTS
ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
(FORMERLY, ING ALLIANCE MID CAP GROWTH PORTFOLIO)
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 99.1%
		Biotechnology: 8.8%
381,876	@,L	Affymetrix, Inc.	$18,234,579
1,286,875	@,L	Applera Corp. — Celera Genomics Group	14,104,150
1,152,450	@,@@, L	Compugen Ltd.	4,909,437
725,800	@,@@, L	deCODE genetics, Inc.	5,995,108
262,490	@,L	Myriad Genetics, Inc.	5,459,792
115,600	@,L	Vertex Pharmaceuticals, Inc.	3,198,652

			51,901,718

		Commercial Services: 2.8%
270,230	@,L	Apollo Group, Inc.	16,338,106

			16,338,106

		Computers: 2.3%
511,313	@,L	Network Appliance, Inc.	13,805,451

			13,805,451

		Diversified Financial Services: 7.0%
259,450	@	Ameritrade Holding Corp.	6,226,800
28,068	L	Chicago Mercantile Exchange	10,314,709
413,588	@,L	International Securities Exchange, Inc.	11,381,942
385,441	@,L	Nasdaq Stock Market, Inc.	13,559,814

			41,483,265

		Electrical Components & Equipment: 0.6%
90,137	@,L	Energy Conversion Devices, Inc.	3,673,083

			3,673,083

		Electronics: 3.9%
445,915		Applera Corp. — Applied Biosystems Group	11,843,502
319,124	@,L	Trimble Navigation Ltd.	11,325,711

			23,169,213

		Energy — Alternate Sources: 0.9%
1,076,337	@,L	Plug Power, Inc.	5,521,609

			5,521,609

		Healthcare — Products: 6.5%
1,501,782	@,L	Cepheid, Inc.	13,185,646
1,086,640	@,L	Cerus Corp.	11,029,396
549,810	@,@@, L	Given Imaging Ltd.	14,348,392

			38,563,434

		Home Furnishings: 1.7%
102,293		Harman International Industries, Inc.	10,009,370

			10,009,370

		Internet: 17.0%
343,498	@,L	Amazon.com, Inc.	16,195,931
716,068	@,L	Audible, Inc.	9,194,313
1,004,629	@,L	CNET Networks, Inc.	14,758,000
162,079	@,L	Equinix, Inc.	6,606,340
2,420,999	@,L	Homestore, Inc.	12,347,095
220,922	@,L	McAfee, Inc.	5,993,614
1,610,826	@,L	RealNetworks, Inc.	12,500,010
692,315	@,@@, L	Shanda Interactive Entertainment Ltd. ADR	10,550,881
561,159	@,L	VeriSign, Inc.	12,300,605

			100,446,789

		Lodging: 2.8%
301,035	@,L	Wynn Resorts Ltd.	16,511,770

			16,511,770

		Media: 3.3%
711,379	@,L	Xm Satellite Radio, Inc.	19,406,419

			19,406,419

		Retail: 5.2%
349,370	@	Bed Bath & Beyond, Inc.	12,629,726
216,700		Tiffany & Co.	8,297,443
232,257	@,L	Williams-Sonoma, Inc.	10,021,890

			30,949,059

		Semiconductors: 17.0%
272,714	@,L	Advanced Micro Devices, Inc.	8,345,048
249,547	@	Broadcom Corp.	11,766,141
234,265	@,L	Formfactor, Inc.	5,723,094
480,712		Kla-Tencor Corp.	23,713,523
243,265	@	Lam Research Corp.	8,679,695
1,720,304	@,L	PMC — Sierra, Inc.	13,263,544
674,173	@,L	Silicon Laboratories, Inc.	24,715,182
301,900	@,L	Spansion LLC	4,202,448

			100,408,675

		Software: 5.6%
201,119		Autodesk, Inc.	8,638,061
228,577	@	Citrix Systems, Inc.	6,578,446
403,514	@	Navteq Corp.	17,702,159

			32,918,666

		Telecommunications: 12.9%
7,217,946	@,L	JDS Uniphase Corp.	17,034,353
1,000,220	@	Juniper Networks, Inc.	22,304,906
8,426,124	@	L-3 Communications Corp.	24,182,976
417,535	@,L	NeuStar, Inc.	12,730,640

			76,252,875

		Transportation: 0.8%
54,481	@@	UTI Worldwide, Inc.	5,058,016

			5,058,016

		Total Common Stock (Cost $557,795,821)	586,417,518

See Accompanying Notes to Financial Statements

142

PORTFOLIO OF INVESTMENTS
ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
(FORMERLY, ING ALLIANCE MID CAP GROWTH PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 25.9%
	U.S. Government Agency Obligations: 0.9%
$4,946,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$4,944,681

	Total U.S. Government Agency Obligations (Cost $4,944,681)	4,944,681

	Securities Lending CollateralCC: 25.0%
148,050,000	The Bank of New York Institutional Cash Reserves Fund	148,050,000

	Total Securities Lending Collateral (Cost $148,050,000)	148,050,000

	Total Short-Term Investments (Cost $152,994,681)	152,994,681

Total Investments In Securities (Cost $710,790,502)*	125.0%	$739,412,199
Other Assets and Liabilities-Net	(25.0)	(147,923,360)

Net Assets	100.0%	$591,488,839

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $727,592,792. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$38,898,429
Gross Unrealized Depreciation	(27,079,022)

Net Unrealized Appreciation	$11,819,407

See Accompanying Notes to Financial Statements

143

PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN SMALL/ MID CAP PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO)
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 98.3%
		Advertising: 0.3%
108,500	@,L	Valuevision Media, Inc.	$1,367,100

			1,367,100

		Aerospace/ Defense: 0.9%
89,500		Ducommun, Inc.	1,911,720
34,700		Goodrich Corp.	1,426,170
74,100	@, L	K&F Industries Holdings, Inc.	1,138,176

			4,476,066

		Airlines: 3.4%
415,950	@,L	JetBlue Airways Corp.	6,397,311
717,100	@,L	Pinnacle Airlines Corp.	4,783,057
322,900		Southwest Airlines Co.	5,305,247

			16,485,615

		Apparel: 0.2%
41,500	@	Warnaco Group, Inc.	1,108,880

			1,108,880

		Banks: 4.8%
63,600		Banner Corp.	1,984,320
64,179		Columbia Banking System, Inc.	1,832,310
23,000		Comerica, Inc.	1,305,480
24,200		Cullen/Frost Bankers, Inc.	1,299,056
143,900	L	East-West Bancorp, Inc.	5,250,911
97,650		First Midwest Bancorp, Inc.	3,423,609
54,200	L	FirstMerit Corp.	1,404,322
47,800		Placer Sierra Bancshares	1,324,538
10,300	@	Southcoast Financial Corp.	248,230
46,100		Umpqua Holdings Corp.	1,315,233
50,500		Zions Bancorporation	3,815,780

			23,203,789

		Beverages: 0.5%
76,200		Pepsi Bottling Group, Inc.	2,180,082

			2,180,082

		Biotechnology: 3.1%
776,600	@,L	Human Genome Sciences, Inc.	6,647,696
548,700	@,L	Millennium Pharmaceuticals, Inc.	5,322,390
112,600	@,L	Protein Design Labs, Inc.	3,200,092

			15,170,178

		Building Materials: 0.9%
112,000		American Standard Cos, Inc.	4,474,400

			4,474,400

		Chemicals: 2.5%
264,100	L	Georgia Gulf Corp.	8,033,922
72,800	@,L	Huntsman Corp.	1,253,616
113,100	@@	Methanex Corp.	2,119,494
8,100	@@	Potash Corp. of Saskatchewan	649,782

			12,056,814

		Coal: 0.6%
76,500	@,L	Alpha Natural Resources, Inc.	1,469,565
17,000	L	Arch Coal, Inc.	1,351,500

			2,821,065

		Commercial Services: 3.2%
55,600	@,L	AMN Healthcare Services, Inc.	1,099,768
7,100		Arbitron, Inc.	269,658
146,900	@	Exponent, Inc.	4,169,022
91,300		McKesson Corp.	4,710,167
214,700	@,L	Princeton Review, Inc.	1,105,705
66,300	@,L	Resources Connection, Inc.	1,727,778
133,200	@	TNS, Inc.	2,554,776

			15,636,874

		Computers: 4.5%
57,700	@,L	Affiliated Computer Services, Inc.	3,414,686
291,900	@,L	Brocade Communications Systems, Inc.	1,188,033
761,800	@,L	Dot Hill Systems Corp.	5,279,274
1,803,200	@,L	Gateway, Inc.	4,526,032
41,600	@,L	Intergraph Corp.	2,072,096
6,000	@	Lexmark International, Inc.	268,980
36,900	@	Sandisk Corp.	2,318,058
147,000	@	Seagate Technology, Inc.	2,938,530

			22,005,689

		Cosmetics/ Personal Care: 0.8%
143,800		Avon Products, Inc.	4,105,490

			4,105,490

		Distribution/ Wholesale: 0.1%
14,000	L	United Stationers, Inc.	679,000

			679,000

		Diversified Financial Services: 1.8%
152,200	@,L	AmeriCredit Corp.	3,900,886
126,200	L	IndyMac Bancorp, Inc.	4,924,324

			8,825,210

		Electric: 1.5%
68,000	@,L	AES Corp.	1,076,440
50,500		Duquesne Light Holdings, Inc.	824,160
171,200	L	MDU Resources Group, Inc.	5,605,088

			7,505,688

		Electrical Components & Equipment: 1.0%
77,900	@,L	Greatbatch, Inc.	2,026,179
66,200		Hubbell, Inc.	2,986,944

			5,013,123

		Electronics: 5.2%
93,000	@	Avnet, Inc.	2,226,420
145,000	@,L	Benchmark Electronics, Inc.	4,876,350
39,700	@,L	Cymer, Inc.	1,409,747
740,400	@,@@, L	Flextronics International Ltd	7,729,776
87,000	@	Jabil Circuit, Inc.	3,226,830
163,900		National Instruments Corp.	5,252,995
18,900	@	Thermo Electron Corp.	569,457

			25,291,575

		Engineering & Construction: 1.5%
94,700		Fluor Corp.	7,316,522

			7,316,522

		Entertainment: 0.9%
167,900	@,L	Scientific Games Corp.	4,580,312

			4,580,312

		Environmental Control: 1.1%
532,300	@,L	Allied Waste North America, Inc.	4,652,302
38,500	@,L	Tetra Tech, Inc.	603,295

			5,255,597

See Accompanying Notes to Financial Statements

144

PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN SMALL/ MID CAP PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Food: 3.0%
277,400		Campbell Soup Co.	$8,258,198
25,000	@@,L	Fresh Del Monte Produce, Inc.	569,250
634,200	@	Interstate Bakeries	4,724,790
36,100	@,L	Performance Food Group Co.	1,024,157

			14,576,395

		Forest Products & Paper: 0.4%
129,600		Glatfelter	1,839,024

			1,839,024

		Healthcare — Products: 0.5%
118,300	@,L	Wright Medical Group, Inc.	2,413,320

			2,413,320

		Healthcare — Services: 2.6%
11,000	@,L	American Healthways, Inc.	497,750
143,500	@	DaVita, Inc.	7,266,840
22,000	@	Lincare Holdings, Inc.	922,020
35,300	@,L	Matria Healthcare, Inc.	1,368,228
163,400	L	Option Care, Inc.	2,183,024
21,700	@,L	VistaCare, Inc.	271,250

			12,509,112

		Home Builders: 0.4%
25,800	L	Beazer Homes USA, Inc.	1,879,272

			1,879,272

		Home Furnishings: 1.7%
372,200	L	Furniture Brands International, Inc.	8,311,226

			8,311,226

		Household Products/ Wares: 1.7%
239,700	@,L	Jarden Corp.	7,226,955
101,600	@	Prestige Brands Holdings, Inc.	1,270,000

			8,496,955

		Insurance: 1.5%
37,900		Assurant, Inc.	1,648,271
11,300	@@	Endurance Specialty Holdings Ltd.	405,105
14,200	@@	Everest Re Group Ltd.	1,424,970
49,800	@@	Max Re Capital Ltd.	1,293,306
20,500	@@,L	PartnerRe Ltd.	1,346,235
17,200	@@,L	XL Capital Ltd.	1,158,936

			7,276,823

		Internet: 2.4%
6,800	@,L	Blue Nile, Inc.	274,108
42,900	@,L	Cybersource Corp.	283,140
139,000	@,L	Monster Worldwide, Inc.	5,673,980
421,300	@,L	Sapient Corp.	2,397,197
79,400	@	SupportSoft, Inc.	335,068
131,900	@,L	VeriSign, Inc.	2,891,248

			11,854,741

		Investment Companies: 0.2%
24,100		American Capital Strategies Ltd.	872,661

			872,661

		Lodging: 3.1%
57,000	@@	Fairmont Hotels & Resorts, Inc.	2,417,370
114,900	@@	Four Seasons Hotels, Inc.	5,716,275
152,100	@@,L	Orient-Express Hotels Ltd.	4,794,192
19,300		Starwood Hotels & Resorts Worldwide, Inc.	1,232,498
17,100		Station Casinos, Inc.	1,159,380

			15,319,715

		Machinery — Diversified: 2.3%
57,400		Albany International Corp.	2,075,584
173,000		Tennant Co.	8,996,000

			11,071,584

		Media: 2.1%
129,100	@,L	Cablevision Systems Corp.	3,029,977
76,200	@,L	Radio One, Inc.	782,574
494,700	@,L	Radio One, Inc.	5,120,145
79,700		Reader’s Digest Association, Inc.	1,213,034

			10,145,730

		Metal Fabricate/ Hardware: 1.1%
243,100	@	Ladish Co., Inc.	5,433,285

			5,433,285

		Miscellaneous Manufacturing: 7.2%
111,000	L	Actuant Corp.	6,193,800
99,500		Aptargroup, Inc.	5,193,900
100,200	@	Cooper Industries Ltd.	7,314,600
228,400	@,L	ESCO Technologies, Inc.	10,161,516
75,400	@,L	Jacuzzi Brands, Inc.	633,360
216,600		Leggett & Platt, Inc.	4,973,136
39,000		Reddy Ice Holdings, Inc.	850,590

			35,320,902

		Oil & Gas: 2.1%
27,255		Cabot Oil & Gas Corp.	1,229,201
92,800	@,L	Delta Petroleum Corp.	2,020,256
31,700	@,L	Energy Partners Ltd.	690,743
85,900		Helmerich & Payne, Inc.	5,318,069
29,300	L	St. Mary Land & Exploration Co.	1,078,533
15,300	@,L	Transmeridian Exploration, Inc.	93,330

			10,430,132

		Oil & Gas Services: 1.4%
28,400		BJ Services Co.	1,041,428
114,200	@	Newpark Resources	871,346
134,800	@	Weatherford International Ltd.	4,879,760

			6,792,534

		Packaging & Containers: 0.8%
174,900		Packaging Corp. of America	4,013,955

			4,013,955

		Pharmaceuticals: 4.9%
53,900	L	Allergan, Inc.	5,819,044
51,600	@,L	American Pharmaceutical Partners, Inc.	2,001,564
155,600	@,L	Amylin Pharmaceuticals, Inc.	6,211,552
39,300	@,L	Atherogenics, Inc.	786,393
48,400	@,L	ImClone Systems, Inc.	1,657,216
38,200	@	IVAX Corp.	1,196,806
7,400	@	National Medical Health Card Systems, Inc.	201,280
52,600	L	Omnicare, Inc.	3,009,772
227,000	@,L	Pharmacyclics, Inc.	805,850
50,300	@,L	Pharmion Corp.	893,831
37,000	@,L	Rigel Pharmaceuticals, Inc.	309,320
18,700	@,L	Sepracor, Inc.	964,920

			23,857,548

See Accompanying Notes to Financial Statements

145

PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN SMALL/ MID CAP PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Pipelines: 0.5%
26,000	L	Kinder Morgan, Inc.	$2,390,700

			2,390,700

		Real Estate Investment Trust: 4.2%
46,500		American Financial Realty Trust	558,000
37,100		Annaly Mortgage Management, Inc.	405,874
418,500		Anthracite Capital, Inc.	4,406,805
100,600	L	General Growth Properties, Inc.	4,727,194
210,500		Gramercy Capital Corp.	4,795,190
36,100		LaSalle Hotel Properties	1,325,592
17,700	@,L	Meristar Hospitality Corp.	166,380
107,800	L	MFA Mortgage Investments, Inc.	614,460
22,200	L	Pan Pacific Retail Properties, Inc.	1,484,958
23,100		SL Green Realty Corp.	1,764,609

			20,249,062

		Retail: 3.4%
40,500	@,L	Autonation, Inc.	880,065
29,400		Borders Group, Inc.	637,098
12,900	@,L	California Pizza Kitchen, Inc.	412,413
8,000	@,L	Citi Trends, Inc.	341,520
67,300	@,L	Dollar Tree Stores, Inc.	1,611,162
19,329	@,L	PF Chang’s China Bistro, Inc.	959,298
310,400	@,L	Restoration Hardware, Inc.	1,868,608
30,300	@,L	Sports Authority, Inc.	943,239
125,300		Stage Stores, Inc.	3,731,434
727,700	@,L	Tweeter Home Entertainment Group, Inc.	4,162,444
19,800	@,L	Williams-Sonoma, Inc.	854,370

			16,401,651

		Savings & Loans: 1.2%
113,600	@,L	Franklin Bank Corp./ Houston TX	2,043,664
21,400		Harbor Florida Bancshares, Inc.	792,870
246,400		Hudson City Bancorp, Inc.	2,986,368

			5,822,902

		Semiconductors: 7.8%
162,500	@,L	Altera Corp.	3,011,125
241,800	@,L	AMIS Holdings, Inc.	2,575,170
738,600	@	Applied Micro Circuits Corp.	1,898,202
293,300	@,L	Fairchild Semiconductor International, Inc.	4,959,703
225,700	@,L	Freescale Semiconductor, Inc.	5,685,383
307,900	@,L	International Rectifier Corp.	9,822,010
45,500		Kla-Tencor Corp.	2,244,515
28,900	@	MIPS Technologies, Inc.	164,152
207,000	@,L	ON Semiconductor Corp.	1,144,710
260,200	@,L	PMC — Sierra, Inc.	2,006,142
129,900	@,L	Teradyne, Inc.	1,892,643
111,900		Xilinx, Inc.	2,820,999

			38,224,754

		Software: 0.1%
13,200	@	Blackboard, Inc.	382,536
10,800	@,L	Quest Software, Inc.	157,572
44,200	@,L	SCO Group, Inc.	174,590

			714,698

		Telecommunications: 2.5%
42,700	@	American Tower Corp.	1,157,170
171,700	@,L	Atheros Communications, Inc.	2,232,100
1,076,400	@,L	JDS Uniphase Corp.	2,540,304
346,200	@	MDU Communications International, Inc.	508,914
262,000	@,L	Novatel Wireless, Inc.	3,172,820
76,600	@,L	Polycom, Inc.	1,171,980
281,600	@,L	Qwest Communications International, Inc.	1,591,040

			12,374,328

		Textiles: 0.2%
20,800		G&K Services, Inc.	816,400

			816,400

		Transportation: 0.2%
72,100	@,L	RailAmerica, Inc.	792,380

			792,380

		Total Common Stock (Cost $432,237,791)	479,760,858

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 29.4%
	U.S. Government Agency Obligations: 1.7%
$8,312,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$8,309,783

	Total U.S. Government Agency Obligations (Cost $8,309,783)	8,309,783

	Securities Lending CollateralCC: 27.7%
135,356,000	The Bank of New York Institutional Cash Reserves Fund	135,356,000

	Total Securities Lending Collateral (Cost $135,356,000)	135,356,000

	Total Short-Term Investments (Cost $143,665,783)	143,665,783

Total Investments In Securities (Cost $575,903,574)*	127.7%	$623,426,641
Other Assets and Liabilities-Net	(27.7)	(135,419,655)

Net Assets	100.0%	$488,006,986

@	Non-income producing security
@@	Foreign Issuer
CC	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is loaned at 12/31/05.
*	Cost for federal income tax purposes is $576,338,348. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$69,117,726
Gross Unrealized Depreciation	(22,029,433)

Net Unrealized Appreciation	$47,088,293

See Accompanying Notes to Financial Statements

146

PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO)
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 99.1%
		Advertising: 0.2%
16,000		Omnicom Group	$1,362,080

			1,362,080

		Aerospace/Defense: 1.3%
146,200		United Technologies Corp.	8,174,042

			8,174,042

		Agriculture: 1.7%
139,600		Altria Group, Inc.	10,430,912

			10,430,912

		Banks: 2.4%
63,500		Fifth Third BanCorp	2,395,220
19,800		State Street Corp.	1,097,712
178,500		Wells Fargo & Co.	11,215,155

			14,708,087

		Beverages: 2.4%
90,300	L	Anheuser-Busch Cos., Inc.	3,879,288
53,400		Coca-Cola Co.	2,152,554
46,800		Pepsi Bottling Group, Inc.	1,338,948
125,200		PepsiCo, Inc.	7,396,816

			14,767,606

		Biotechnology: 0.5%
21,100	@,L	Amgen, Inc.	1,663,946
176,200	@	Millennium Pharmaceuticals, Inc.	1,709,140

			3,373,086

		Building Materials: 0.9%
139,400		American Standard Cos, Inc.	5,569,030

			5,569,030

		Chemicals: 1.2%
21,400		Air Products & Chemicals, Inc.	1,266,666
65,700		Dow Chemical Co.	2,878,974
130,700	@,L	Huntsman Corp.	2,250,654
69,700	@@	Methanex Corp.	1,306,178

			7,702,472

		Commercial Services: 1.0%
52,000	@@	Accenture Ltd.	1,501,240
12,550	@	CCE Spinco, Inc.	164,405
93,700		McKesson Corp.	4,833,983

			6,499,628

		Computers: 3.9%
84,500	@,L	Affiliated Computer Services, Inc.	5,000,710
37,800	@,L	Dell, Inc.	1,133,622
82,200		Hewlett-Packard Co.	2,353,386
13,600		International Business Machines Corp.	1,117,920
57,600	@	Lexmark International, Inc.	2,582,208
143,400	@,L	Sandisk Corp.	9,008,388
86,900	@,L	Seagate Technology, Inc.	1,737,131
338,800	@	Sun Microsystems, Inc.	1,419,572

			24,352,937

		Cosmetics/Personal Care: 1.8%
317,200	L	Avon Products, Inc.	9,056,060
36,600		Procter & Gamble Co.	2,118,408

			11,174,468

		Diversified Financial Services: 8.4%
58,300	@,L	AmeriCredit Corp.	1,494,229
18,400		Capital One Financial Corp.	1,589,760
144,200		Fannie Mae	7,038,402
101,400		Freddie Mac	6,626,490
9,200		Goldman Sachs Group, Inc.	1,174,932
399,260		JPMorgan Chase & Co.	15,846,629
331,900	L	SLM Corp.	18,284,371

			52,054,813

		Electric: 1.1%
247,100	@	AES Corp.	3,911,593
24,500		Exelon Corp.	1,301,930
48,000	L	MDU Resources Group, Inc.	1,571,520

			6,785,043

		Electrical Components & Equipment: 0.3%
20,800		Emerson Electric Co.	1,553,760

			1,553,760

		Electronics: 1.8%
36,333	@	Agilent Technologies, Inc.	1,209,525
324,000	@,@@, L	Flextronics International Ltd	3,382,560
136,900	@	Jabil Circuit, Inc.	5,077,621
49,600	@	Thermo Electron Corp.	1,494,448

			11,164,154

		Engineering & Construction: 1.4%
115,400		Fluor Corp.	8,915,804

			8,915,804

		Environmental Control: 0.3%
201,600	@,L	Allied Waste North America, Inc.	1,761,984

			1,761,984

		Food: 2.9%
121,100		Campbell Soup Co.	3,605,147
131,800	L	Kraft Foods, Inc.	3,708,852
86,000	L	Sara Lee Corp.	1,625,400
121,000		Sysco Corp.	3,757,050
73,800	@@	Unilever NV	5,066,370

			17,762,819

		Forest Products & Paper: 0.3%
55,600	L	International Paper Co.	1,868,716

			1,868,716

		Healthcare — Products: 1.3%
107,300		Baxter International, Inc.	4,039,845
72,700		Medtronic, Inc.	4,185,339

			8,225,184

		Healthcare — Services: 2.2%
84,500	@	DaVita, Inc.	4,279,080
63,300	@,L	Lincare Holdings, Inc.	2,652,903
87,100	@	WellPoint, Inc.	6,949,709

			13,881,692

		Insurance: 2.7%
79,500		American International Group, Inc.	5,424,285
59	@,L	Berkshire Hathaway, Inc.	5,228,580
30,000		Chubb Corp.	2,929,500
17,300		Hartford Financial Services Group, Inc.	1,485,897
22,300	@@,L	XL Capital Ltd.	1,502,574

			16,570,836

		Internet: 2.5%
19,800	@,L	Amazon.com, Inc.	933,570
24,000	@,L	Checkfree Corp.	1,101,600

See Accompanying Notes to Financial Statements

147

PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Internet (continued)
69,400	@,L	eBay, Inc.	$3,001,550
25,600	@,L	Expedia, Inc.	613,376
13,036	@,L	Google, Inc.	5,408,114
25,600	@,L	InterActiveCorp	724,736
29,500	@	Monster Worldwide, Inc.	1,204,190
56,500	@,L	Yahoo!, Inc.	2,213,670

			15,200,806

		Leisure Time: 0.2%
25,300	L	Carnival Corp.	1,352,791

			1,352,791

		Lodging: 0.5%
32,400	@,L	Las Vegas Sands Corp.	1,278,828
28,400		Starwood Hotels & Resorts Worldwide, Inc.	1,813,624

			3,092,452

		Media: 2.0%
52,682	@,L	Cablevision Systems Corp.	1,236,446
100,400		Clear Channel Communications, Inc.	3,157,580
53,000	@,L	Comcast Corp.	1,375,880
28,100	@	DIRECTV Group, Inc.	396,772
226,550		Time Warner, Inc.	3,951,032
52,200		Viacom, Inc.	1,701,720
15,800		Walt Disney Co.	378,726

			12,198,156

		Mining: 1.4%
217,500		Alcoa, Inc.	6,431,475
42,700	L	Newmont Mining Corp.	2,280,180

			8,711,655

		Miscellaneous Manufacturing: 6.2%
62,900		Cooper Industries Ltd.	4,591,700
88,100		Danaher Corp.	4,914,218
516,100		General Electric Co.	18,089,305
52,600		Illinois Tool Works, Inc.	4,628,274
80,200		Leggett & Platt, Inc.	1,841,392
17,500	@@,L	Siemens AG ADR	1,497,825
89,600	@@,L	Tyco International Ltd.	2,585,856

			38,148,570

		Oil & Gas: 3.6%
59,532		ChevronTexaco Corp.	3,379,631
72,700		Exxon Mobil Corp.	4,083,559
26,053	@@,L	Royal Dutch Shell PLC ADR	1,681,200
185,100	@@,L	Royal Dutch Shell PLC ADR	11,381,799
21,600	@,L	Transocean, Inc.	1,505,304

			22,031,493

		Oil & Gas Services: 2.7%
48,500	L	Baker Hughes, Inc.	2,947,830
57,900		BJ Services Co.	2,123,193
33,200		Halliburton Co.	2,057,072
61,000	L	Schlumberger Ltd.	5,926,150
103,600	@,L	Weatherford International Ltd.	3,750,320

			16,804,565

		Pharmaceuticals: 12.0%
132,100	L	Allergan, Inc.	14,261,516
107,000	L	AmerisourceBergen Corp.	4,429,800
362,100	@@,L	AstraZeneca PLC ADR	17,598,060
34,600		Eli Lilly & Co.	1,958,014
385,400	@,L	Forest Laboratories, Inc.	15,678,072
86,800	@,L	ImClone Systems, Inc.	2,972,032
76,600	@	Medco Health Solutions, Inc.	4,274,280
42,800	L	Omnicare, Inc.	2,449,016
108,300		Pfizer, Inc.	2,525,556
31,300	@,L	Sepracor, Inc.	1,615,080
158,700	@@,L	Teva Pharmaceutical Industries Ltd. ADR	6,825,687

			74,587,113

		Pipelines: 0.5%
13,971	@	Kinder Morgan Management LLC	635,121
23,657	L	Kinder Morgan, Inc.	2,175,261

			2,810,382

		Real Estate Investment Trust: 0.1%
18,100	L	General Growth Properties, Inc.	850,519

			850,519

		Retail: 5.0%
59,600		Costco Wholesale Corp.	2,948,412
122,000	@,L	Dollar Tree Stores, Inc.	2,920,680
204,200		Lowe’s Cos., Inc.	13,611,972
36,500		McDonald’s Corp.	1,230,780
65,200	L	RadioShack Corp.	1,371,156
104,200		Target Corp.	5,727,874
65,900	@,L	Williams-Sonoma, Inc.	2,843,585

			30,654,459

		Savings & Loans: 3.2%
90,000	L	Golden West Financial Corp.	5,940,000
283,500		Hudson City Bancorp, Inc.	3,436,020
236,600	L	Washington Mutual, Inc.	10,292,100

			19,668,120

		Semiconductors: 7.9%
404,700	@,L	Altera Corp.	7,499,091
462,200		Applied Materials, Inc.	8,291,868
108,000	@,@@, L	ASML Holding NV	2,168,640
107,200	@,L	Credence Systems Corp.	746,112
107,500	@,L	Fairchild Semiconductor International, Inc.	1,817,825
167,600	@,L	Freescale Semiconductor, Inc.	4,221,844
121,000		Intel Corp.	3,020,160
135,400	@,L	International Rectifier Corp.	4,319,260
213,300	L	Kla-Tencor Corp.	10,522,089
61,200	L	Linear Technology Corp.	2,207,484
31,900	@,L	Novellus Systems, Inc.	769,428
137,600	L	Xilinx, Inc.	3,468,896

			49,052,697

		Software: 4.5%
164,200	L	Adobe Systems, Inc.	6,068,832
33,200		Automatic Data Processing, Inc.	1,523,548
505,000		Microsoft Corp.	13,205,750
153,000	@@,L	SAP AG ADR	6,895,710

			27,693,840

		Telecommunications: 5.5%
47,400	@,L	American Tower Corp.	1,284,540
48,900		AT&T, Inc.	1,197,561
45,500		BellSouth Corp.	1,233,050
551,800	@	Cisco Systems, Inc.	9,446,816
181,500	@	Corning, Inc.	3,568,290
318,100	@,L	JDS Uniphase Corp.	750,716
38,400		Qualcomm, Inc.	1,654,272
456,100	@,L	Qwest Communications International, Inc.	2,576,965

See Accompanying Notes to Financial Statements

148

PORTFOLIO OF INVESTMENTS
ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO
(FORMERLY, ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares		Value

	Telecommunications (continued)
386,650	Sprint Corp. — FON Group	$9,032,144
113,700	Verizon Communications, Inc.	3,424,644

		34,168,998

	Transportation: 1.3%
12,500	Union Pacific Corp.	1,006,375
91,200	United Parcel Service, Inc.	6,853,684

		7,860,059

	Total Common Stock (Cost $519,625,044)	613,545,828

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 25.7%
	U.S. Government Agency Obligations: 0.9%
$5,614,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$5,612,503

	Total U.S. Government Agency Obligations (Cost $5,612,503)	5,612,503

	Securities Lending CollateralCC: 24.8%
153,710,000	The Bank of New York Institutional Cash Reserves Fund	153,710,000

	Total Securities Lending Collateral (Cost $153,710,000)	153,710,000

	Total Short-Term Investments (Cost $159,322,503)	159,322,503

Total Investments In Securities (Cost $678,947,547)*	124.8%	$772,868,331
Other Assets and Liabilities-Net	(24.8)	(153,605,763)

Net Assets	100.0%	$619,262,568

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $681,237,961. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$110,189,214
Gross Unrealized Depreciation	(18,558,844)

Net Unrealized Appreciation	$91,630,370

See Accompanying Notes to Financial Statements

149

PORTFOLIO OF INVESTMENTS
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 95.0%
		Advertising: 1.0%
14,000	@@	Clear Media Ltd.	$11,375
400	@	Getty Images, Inc.	35,708
67,400		Omnicom Group	5,737,762
5,100	@@	Trader Classified Media NV	77,826

			5,862,671

		Aerospace/Defense: 0.7%
121,000	@@	CAE, Inc.	882,523
77,600	@	Esterline Technologies Corp.	2,885,944
10,100		L-3 Communications Holdings, Inc.	750,935

			4,519,402

		Agriculture: 0.5%
30,800		Archer-Daniels-Midland Co.	759,528
76,000	@@	Chaoda Modern Agriculture	31,565
31,400		Monsanto Co.	2,434,442

			3,225,535

		Airlines: 0.3%
36,200	@,@@	ACE Aviation Holdings, Inc.	1,177,588
7,000	@,@@, L	Ryanair Holdings PLC ADR	391,930

			1,569,518

		Apparel: 0.5%
10,387	@,L	Columbia Sportswear Co.	495,771
10,300	@,L	Guess ?, Inc.	366,680
236,000	@@	Ports Design Ltd.	274,548
28,200	@	Quiksilver, Inc.	390,288
88,594	@@	Ted Baker PLC	781,796
6,200	@@	Tod’s S.p.A.	416,721
6,900	@@	Wacoal Holdings Corp. ADR	467,199

			3,193,003

		Auto Manufacturers: 0.2%
11,580	@,@@	Hyundai Motor Co.	1,101,629

			1,101,629

		Auto Parts & Equipment: 0.5%
33,400		BorgWarner, Inc.	2,025,042
6,835,000	@@	Geely Automobile Holdings Ltd.	286,362
194,964	@,L	IMPCO Technologies, Inc.	1,000,165
322,000	@,@@	New Focus Auto Tech Holdings Ltd	46,928

			3,358,497

		Banks: 2.3%
32,800	@@,L	Banco Itau Holding Financeira SA ADR	787,856
55,400	@@	Banco Pastor SA	2,649,980
410,000	@@	Bank of Fukuoka Ltd.	3,511,496
43,067		Boston Private Financial Holdings, Inc.	1,310,098
15	@@	Capitalia S.p.A.	86
6,500		Center Financial Corp.	163,540
26,900		Colonial BancGroup, Inc.	640,758
11,800	@@	HDFC Bank Ltd. ADR	600,620
181,000	@@	Hiroshima Bank Ltd.	1,170,469
8,600	@@	ICICI Bank Ltd. ADR	247,680
134,000	@@	Juroku Bank Ltd.	1,007,985
93,000	@@	Keiyo Bank Ltd.	661,817
4,300		PrivateBancorp, Inc.	152,951
94,000	@@	Sumitomo Trust & Banking Co., Ltd.	957,693

			13,863,029

		Beverages: 0.2%
5,200	@@	Fomento Economico Mexicano SA de CV ADR	377,052
9,331	@	Green Mountain Coffee Roasters, Inc.	378,838
33,700	@@	Grupo Modelo SA	121,967
4,300	@	Hansen Natural Corp.	338,883
12,900	@	Jones Soda Co.	69,660

			1,286,400

		Biotechnology: 2.5%
53	@,L	Affymetrix, Inc.	2,530
2,900	@	Genentech, Inc.	268,250
176,500	@	Harvard Bioscience, Inc.	785,425
9,100	@,L	Immunogen, Inc.	46,683
29,870	@,L	Invitrogen Corp.	1,990,536
47,900	@,L	Millipore Corp.	3,163,316
5,771	@	Myriad Genetics, Inc.	120,036
599,500	@,@@, L	Qiagen NV	7,044,125
200	@	Seattle Genetics, Inc.	944
164,700	@	Stratagene Corp.	1,653,588
129,700	@	Strategic Diagnostics, Inc.	472,108

			15,547,541

		Building Materials: 0.3%
17,150		Florida Rock Industries, Inc.	841,379
26,200		Simpson Manufacturing Co., Inc.	952,370

			1,793,749

		Chemicals: 2.8%
206,520		Airgas, Inc.	6,794,508
156,500		Ecolab, Inc.	5,676,255
13,100	@@	Nitto Denko Corp.	1,019,831
24,100		Praxair, Inc.	1,276,336
2,900	@@	Sinopec Shanghai Petrochemical Co. Ltd. ADR	109,823
165,000	@@	Tokuyama Corp.	2,119,592

			16,996,345

		Coal: 2.1%
21,700		Arch Coal, Inc.	1,725,150
132,300		Consol Energy, Inc.	8,623,314
13,500	@@	Fording Canadian Coal Trust	464,811
68,700	@	International Coal Group, Inc.	652,650
19,300		Peabody Energy Corp.	1,590,706

			13,056,631

		Commercial Services: 2.7%
71,400	@,L	Albany Molecular Research, Inc.	867,510
11,519	@,L	Bright Horizons Family Solutions, Inc.	426,778
64,300		CDI Corp.	1,761,820
124,200	@	ChoicePoint, Inc.	5,528,142
6,800	@	Education Management Corp.	227,868
665	@@	Fullcast Co., Ltd.	2,200,247
12,000	@,@@	Icon PLC ADR	493,680
50,500	@@	Intertek Group PLC	604,083
37,700		MAXIMUS, Inc.	1,383,213
18,000		Moody’s Corp.	1,105,560
100		Pharmaceutical Product Development, Inc.	6,195
10,000	@@	Randstad Holdings NV	433,121
2,200	@@	Ritchie Bros Auctioneers, Inc.	92,950
22,500		Service Corp. International	184,050
1,712	@@	SGS SA	1,438,951

			16,754,168

See Accompanying Notes to Financial Statements

150

PORTFOLIO OF INVESTMENTS
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Computers: 1.6%
92,649	@	Apple Computer, Inc.	$6,660,536
22,825	@	Komag, Inc.	791,114
100	@	Mercury Computer Systems, Inc.	2,063
4,300	@	Merge Technologies, Inc.	107,672
79,100	@,@@	Oberthur Card Systems SA	683,015
25,307	@,L	Sandisk Corp.	1,589,785
1,200	@,@@	Xyratex Ltd.	21,216

			9,855,401

		Cosmetics/ Personal Care: 0.4%
57,400		Avon Products, Inc.	1,638,770
10,700	@@,#	Kalina ADR	398,575
110	@@	Kose Corp.	4,406
37,200	@@	Shiseido Co., Ltd. ADR	693,381

			2,735,132

		Distribution/Wholesale: 1.7%
127,901	L	CDW Corp.	7,363,260
26,800		Fastenal Co.	1,050,292
40,967	@,L	LKQ Corp.	1,418,277
7,400	@,L	Nuco2, Inc.	206,312
2,900		WW Grainger, Inc.	206,190

			10,244,331

		Diversified Financial Services: 0.9%
25,800		Alliance Capital Management Holding LP	1,457,442
19,100	@	IntercontinentalExchange, Inc.	694,285
52,890	@@	Korea Investment Holdings Co., Ltd.	2,214,303
1,100	@	TradeStation Group, Inc.	13,618
23,500	@@	TSX Group, Inc.	942,092

			5,321,740

		Electric: 0.7%
225,500	@	AES Corp.	3,569,665
12,100		Public Service Enterprise Group, Inc.	786,137

			4,355,802

		Electrical Components & Equipment: 0.3%
32,400		C&D Technologies, Inc.	246,888
17,140	@,@@	LG Electronics, Inc.	1,495,985

			1,742,873

		Electronics: 5.0%
28,200		Badger Meter, Inc.	1,106,568
26,560	@	Flir Systems, Inc.	593,084
34	@@	Garmin Ltd.	2,255
77,300		Gentex Corp.	1,507,350
1,033,792	@@	HON HAI Precision Industry Co. Ltd	5,677,554
135,400	@	Kemet Corp.	957,278
1,700	@@	Keyence Corp.	483,064
55,700	@,@@	Mettler Toledo International, Inc.	3,074,640
1,389		National Instruments Corp.	44,517
176,100	@@	NEC Corp. ADR	1,090,059
692		Symbol Technologies, Inc.	8,871
291,800	@	Thermo Electron Corp.	8,791,934
397,900	@,L	Vishay Intertechnology, Inc.	5,475,104
45,100	@	Waters Corp.	1,704,780

			30,517,058

		Energy — Alternate Sources: 0.1%
5,500	@@	Solarworld AG	727,439

			727,439

		Engineering & Construction: 1.1%
40,200	@@	Chicago Bridge & Iron Co. NV	1,013,442
3,720	@,@@	Daelim Industrial Co.	263,046
4,350	@,@@	Daelim Industrial Co.	307,594
14,900		Fluor Corp.	1,151,174
49,500		Jacobs Engineering Group, Inc.	3,359,565
26,800	@,L	Shaw Group, Inc.	779,612

			6,874,433

		Environmental Control: 0.3%
10,600	@,@@	Bennett Environmental, Inc.	32,757
25,509	@,L	Stericycle, Inc.	1,501,969
38,900	@,@@	Zenon Environmental, Inc.	560,114

			2,094,840

		Food: 3.2%
6	@,@@	Barry Callebaut AG	1,948
214,000	@@	China Mengniu Diary Co. Ltd	181,667
4,300	@@	Daikokutenbussan Co., Ltd.	232,545
43,900	@@	Groupe Danone	4,591,644
49,500	@@	Groupe Danone ADR	1,041,480
1,841,000	@@	Heng Tai Consumables Group Ltd.	263,557
86,900		Hershey Foods Corp.	4,801,225
1,600	@@	Iaws Group PLC	23,082
8,170,500	@@	Indofood Sukses Makmur Tbk PT	751,730
139	@@	Lindt & Spruengli AG	2,312,637
320	@@	Lindt & Spruengli AG	543,000
34,100		McCormick & Co., Inc.	1,054,372
9,700	@@	Metro AG	465,534
144,000	@@	Tingyi Cayman Islands Holding Corp.	71,038
12,800	@@	Valor Co., Ltd.	495,769
190,000	@@	Want Want Holdings Ltd.	189,050
6,600		Whole Foods Market, Inc.	510,774
10,700	@,@@, #,L	Wimm-Bill-Dann Foods ADR	257,121
27,600		WM Wrigley Jr. Co.	1,835,124

			19,623,297

		Forest Products & Paper: 0.3%
600	@,@@	International Forest Products	3,698
1,182,000	@@	Lee & Man Paper Manufacturing Ltd.	1,308,920
169,400	@,@@	Sino-Forest Corp.	716,377

			2,028,995

		Gas: 0.3%
117,400	@	Semco Energy, Inc.	659,788
1,554,000	@@	Xinao Gas Holdings Ltd.	1,232,609

			1,892,397

		Healthcare — Products: 2.3%
10,434	@,L	Arthrocare Corp.	439,688
32,730		Beckman Coulter, Inc.	1,862,337
1,700	@	Bruker BioSciences Corp.	8,262
19,805		Dentsply International, Inc.	1,063,330
9,750	@,L	Endocare, Inc.	26,715
11,800	@,L	Epix Medical, Inc.	47,672
108,400	@	Haemonetics Corp.	5,296,424
3,558,000	@@	Hengan International Group Co. Ltd.	4,034,767
2,800	@	Idexx Laboratories, Inc.	201,544
8,100	@	Inamed Corp.	710,208
11,400		Oakley, Inc.	167,466
7,200	@	Orthologic Corp.	35,280
6	@@	Synthes, Inc.	673
10,280	@	Ventana Medical Systems	435,358

			14,329,724

See Accompanying Notes to Financial Statements

151

PORTFOLIO OF INVESTMENTS
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Healthcare — Services: 4.2%
49,200		Aetna, Inc.	$4,640,052
55,600	@,L	American Retirement Corp.	1,397,228
64,000	@	Community Health Systems, Inc.	2,453,760
153,400	@	Covance, Inc.	7,447,570
75	@	Coventry Health Care, Inc.	4,272
20,000	@,@@	Diagnosticos da America SA	372,511
83,600	@	Humana, Inc.	4,541,988
104,800	@	Res-Care, Inc.	1,820,376
87,600	@,L	Sunrise Senior Living, Inc.	2,952,996

			25,630,753

		Home Builders: 0.2%
77,000	@@	Sekisui House Ltd.	966,337
2,400	@	Toll Brothers, Inc.	83,136

			1,049,473

		Home Furnishings: 0.1%
24	@@	Alba PLC	165
4,556	@,@@	Rational AG	599,292

			599,457

		Insurance: 3.8%
42,500	@@	Admiral Group PLC	332,120
90,100		Aflac, Inc.	4,182,442
29,300		American International Group, Inc.	1,999,139
211,600		Assurant, Inc.	9,202,484
24,100	L	Brown & Brown, Inc.	736,014
16,400	@@	Everest Re Group Ltd.	1,645,740
50		MBIA, Inc.	3,008
1,700		Mercury General Corp.	98,974
14,100		Ohio Casualty Corp.	399,312
804,500	@@	Ping An Insurance Group Co. of China Ltd.	1,483,140
10,400		Progressive Corp.	1,214,512
62,795	@	Universal American Financial Corp.	946,948
19,300	@,L	USI Holdings Corp.	265,761
12,400		WR Berkley Corp.	590,488

			23,100,082

		Internet: 2.5%
3,301	@,L	Alloy, Inc.	9,539
18,089	@,L	aQuantive, Inc.	456,566
70,100	@,L	eCollege.com, Inc.	1,263,903
201,128	@	Harris Interactive, Inc.	866,861
33,938	@	Health Grades, Inc.	212,791
85,300	@	Lionbridge Technologies	598,806
36,500	@,L	Monster Worldwide, Inc.	1,489,930
108,418		Netbank, Inc.	778,441
462,322	@,L	RealNetworks, Inc.	3,587,618
62,900	@	Trizetto Group	1,068,671
128,100	@,L	Valueclick, Inc.	2,319,891
106,100	@,L	VeriSign, Inc.	2,325,712
382	@@	Yahoo! Japan Corp.	578,990

			15,557,719

		Leisure Time: 0.6%
317,000	@@	Fu Sheng Industrial Co., Ltd.	402,671
61,000	@@	Giant Manufacturing Co., Ltd.	118,289
7,500		Harley-Davidson, Inc.	386,175
41,900	@	Royal Caribbean Cruises Ltd.	1,888,014
24,400	@@	Trigano SA	1,079,763

			3,874,912

		Machinery — Construction & Mining: 0.5%
54,225		Terex Corp.	3,220,965

			3,220,965

		Machinery — Diversified: 3.4%
375,755	@,L	AGCO Corp.	6,226,260
52,600	@	Flowserve Corp.	2,080,856
37,500		Graco, Inc.	1,368,000
20,700	@@	Heidelberger Druckmaschinen	791,875
200	@@	Krones AG	20,284
161,000		Rockwell Automation, Inc.	9,524,760
28,400		Wabtec Corp.	763,960

			20,775,995

		Media: 1.1%
42,300	@@	Astral Media, Inc.	1,109,508
68,000		EW Scripps Co.	3,265,360
100	@,@@	Modern Times Group AB	4,166
21,500	@	Salem Communications Corp.	376,035
65,100	@,L	Univision Communications, Inc.	1,913,289

			6,668,358

		Metal Fabricate/ Hardware: 0.1%
16,300		Timken Co.	521,926

			521,926

		Mining: 5.8%
74,500	@@	Agnico-Eagle Mines Ltd.	1,472,120
57,900	@@	Agnico-Eagle Mines Ltd.	1,140,999
60,500	@,@@	Boliden AB	494,879
7,100	@@	Cameco Corp.	448,494
62,900	@@	Cia de Minas Buenaventura SA ADR	1,780,070
147,800		Freeport-McMoRan Copper & Gold, Inc.	7,951,640
2,600	@@	GoldCorp, Inc.	57,928
14,400	@@	GoldCorp, Inc.	319,274
13,200	@	Golden Star Resources Ltd.	34,916
152,600	@@	Harmony Gold Mining Co. Ltd.	2,027,649
230,300	@,@@	High River Gold Mines Ltd.	291,781
506,700	@,@@	Kinross Gold Corp.	4,658,612
258,000	@,@@	Kinross Gold Corp.	2,378,760
204,800		Newmont Mining Corp.	10,936,320
32,400	@@,#	Teck Cominco Ltd.	1,721,028

			35,714,470

		Miscellaneous Manufacturing: 3.0%
39,966	@	Ceradyne, Inc.	1,750,510
30,000		Dover Corp.	1,214,700
109,700		Harsco Corp.	7,405,847
75,200		Pentair, Inc.	2,595,904
32,300		Roper Industries, Inc.	1,276,173
66,900		Teleflex, Inc.	4,347,162

			18,590,296

		Oil & Gas: 8.5%
6,000		Amerada Hess Corp.	760,920
43,800	@@	Canadian Natural Resources Ltd.	2,160,847
23,600		Chesapeake Energy Corp.	748,828
32,500	@	Forest Oil Corp.	1,481,025
83,700	L	Global Santa Fe Corp.	4,030,155
33,700	@	Goodrich Petroleum Corp.	847,555
26,000		Helmerich & Payne, Inc.	1,609,660
5	@@	JKX Oil & Gas PLC	21
117,300	@,@@, L	Nabors Industries Ltd.	8,885,475
32,900	@	Newfield Exploration Co.	1,647,303
95,100	L	Noble Corp.	6,708,354
146,000	@@	Oil Search Ltd.	392,313
630,000	@	Parker Drilling Co.	6,822,900
34,300		Patterson-UTI Energy, Inc.	1,130,185
18,000	@	Pioneer Drilling Co.	322,740
36,700	@@	Precision Drilling Corp.	1,205,792
14,600	@@	Precision Drilling Trust	481,800
46,000	@	Pride International, Inc.	1,414,500

See Accompanying Notes to Financial Statements

152

PORTFOLIO OF INVESTMENTS
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Oil & Gas (continued)
87,000	@,L	Rowan Cos., Inc.	$3,100,680
47,000	@	Southwestern Energy Co.	1,689,180
19,500		Tesoro Petroleum Corp.	1,200,225
57,900	@	Transocean, Inc.	4,035,051
28,780		Valero Energy Corp.	1,485,048
100	@,L	Whiting Petroleum Corp.	4,000

			52,164,557

		Oil & Gas Services: 5.8%
11,100		BJ Services Co.	407,037
119,600	@	Cal Dive International, Inc.	4,292,444
90,600	@	Cooper Cameron Corp.	3,750,840
108,100	@	CORE LABORATORIES N.V	4,038,616
7,700	@	Dril-Quip, Inc.	363,440
66,800	@	FMC Technologies, Inc.	2,867,056
106,000	@	Global Industries Ltd.	1,203,100
9,000	@	Grant Prideco, Inc.	397,080
47,900		Gulf Island Fabrication, Inc.	1,164,449
87,700	@,L	Input/ Output, Inc.	616,531
52,635	@,L	National-Oilwell, Inc.	3,300,214
94,100	@	Newpark Resources	717,983
44,600	@	Oceaneering International, Inc.	2,220,188
139,100	@@	Pason Systems, Inc.	3,441,330
38,700		Smith International, Inc.	1,436,157
72,900	@	Superior Energy Services	1,534,545
63,100	@	W-H Energy Services, Inc.	2,087,348
51,634	@	Weatherford International Ltd.	1,869,150

			35,707,508

		Packaging & Containers: 0.0%
126		Silgan Holdings, Inc.	4,551

			4,551

		Pharmaceuticals: 4.4%
18,800	L	Allergan, Inc.	2,029,648
29,400	@,L	Bentley Pharmaceuticals, Inc.	482,454
126,745	@	Caremark Rx, Inc.	6,564,123
11,800	@@	Dr. Reddy’s Laboratories Ltd. ADR	254,880
70,100	@	Kos Pharmaceuticals, Inc.	3,626,273
20,700		Medicis Pharmaceutical	663,435
43,463	@@	Merck KGaA	3,591,237
12,600	@	Neogen Corp.	264,726
54,700		Omnicare, Inc.	3,129,934
15,600	@	OSI Pharmaceuticals, Inc.	437,424
33,919	@@	Ranbaxy Laboratories Ltd. GDR	266,942
39,539	@	Ranbaxy Laboratories Ltd. GDR	311,171
17,926	@@	Roche Holding AG	2,679,873
7,300	@@	Roche Holding AG ADR	546,413
24,300		Valeant Pharmaceuticals International	439,344
19,600	@,L	VCA Antech, Inc.	552,720
64,700	@	Viropharma, Inc.	1,200,185

			27,040,782

		Pipelines: 0.4%
74,800	@@	TransCanada Corp.	2,346,804

			2,346,804

		Real Estate: 1.1%
38,800	@@	Aeon Mall Co., Ltd.	1,889,495
48,300	@@	Diamond City Co., Ltd.	1,969,021
21,770	@@	Goldcrest Co., Ltd.	1,969,415
4,000	@@	Mitsui Fudosan Co., Ltd.	80,917
30,400	@@	Nihon Eslead Corp.	868,804
34,000	@@	Shun TAK Holdings Ltd.	31,239
900		WP Carey & Co. LLC	22,824

			6,831,715

		Real Estate Investment Trust: 1.0%
68,000		Digital Realty Trust, Inc.	1,538,840
24,000		Equity Office Properties Trust	727,920
64,200		Equity Residential	2,511,504
19,800		General Growth Properties, Inc.	930,402
18,500		Weingarten Realty Investors	699,485

			6,408,151

		Retail: 5.9%
7,700		Abercrombie & Fitch Co.	501,886
34,900	@,L	AC Moore Arts & Crafts, Inc.	507,795
14,500	@	Advance Auto Parts	630,170
12,000	@,@@	ASKUL Corp.	366,008
12,000	@@	ASKUL Corp.	371,853
20,000		Best Buy Co., Inc.	869,600
93,000	@,L	Build-A-Bear Workshop, Inc.	2,756,520
55,900	@,L	Carmax, Inc.	1,547,312
142,200		Circuit City Stores, Inc.	3,212,298
91,741	@,L	Cost Plus, Inc.	1,573,358
1,651	@	dELIA*s, Inc.	13,699
648,400	@@	Dixons Group PLC	1,819,706
283,900	@@	Edgars Consolidated Stores Ltd.	1,576,120
36,700	@	GameStop Corp.	1,060,630
74,200	@@	Jumbo SA	802,825
79,600	@@	Komeri Co., Ltd.	3,411,293
229,500	@@	Lifestyle International Holdings Ltd.	319,334
30,200	@,@@	Lojas Renner SA	969,684
154,758	@@	Massmart Holdings Ltd.	1,262,985
160,500	@@	Mitra Adiperkasa Tbk PT	14,299
33,100		MSC Industrial Direct Co.	1,331,282
26,900	@@	Nitori Co., Ltd.	2,502,086
42,800	@	Pacific Sunwear of California	1,066,576
8,100	@@	Plant Co., Ltd.	70,755
10,700	@@	Ryohin Keikaku Co., Ltd.	935,283
486	@,@@	Shinsegae Co., Ltd.	211,804
39,638	@	Sonic Corp.	1,169,321
37,200	@@	St Marc Co., Ltd.	2,594,176
56,700	@@	Sugi Pharmacy Co., Ltd.	2,698,254
6,600		Tiffany & Co.	252,714
5,388		World Fuel Services Corp.	181,683

			36,601,309

		Semiconductors: 1.0%
88,800	@,L	Credence Systems Corp.	618,048
111,700	@	Integrated Device Technology, Inc.	1,472,206
52,518	@	Mattson Technology, Inc.	528,331
28,646	@	Nvidia Corp.	1,047,297
11,300	@,@@	Saifun Semiconductors Ltd.	355,611
300	@	Sunpower Corp.	10,197
45,700	@	Veeco Instruments, Inc.	791,981
71,887	@,L	Zoran Corp.	1,165,288

			5,988,959

		Software: 4.0%
59,600	@	Activision, Inc.	818,904
16,553	@	Advent Software, Inc.	478,547
6,283	@,L	Cerner Corp.	571,187
64,600	@,@@	Cognos, Inc.	2,242,266
284,000	@,L	Eclipsys Corp.	5,376,120
56,000	@	Emageon, Inc.	890,400
43,300	@	Hyperion Solutions Corp.	1,551,006
244,800		IMS Health, Inc.	6,100,416
16	@@	iSOFT Group PLC	107
42,320	@@	Koei Co., Ltd.	1,174,807
21,600	@,L	Mantech International Corp.	601,776
34,400	@	Nuance Communications, Inc.	262,472
119,918	@,L	Open Solutions, Inc.	2,748,520

See Accompanying Notes to Financial Statements

153

PORTFOLIO OF INVESTMENTS
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Software (continued)
5,500	@	PLATO Learning, Inc.	$43,670
2,400	@,L	Salesforce.com, Inc.	76,920
7,600	@,@@	Tele Atlas NV	200,678
53,425	@,L	THQ, Inc.	1,274,186

			24,411,982

		Telecommunications: 1.7%
54,200	@@	America Movil SA de CV ADR	1,585,892
94,980	@	Ixia	1,403,804
78,000	@	Netgear, Inc.	1,517,132
110,586	@,L	NII Holdings, Inc.	4,830,396
6	@,@@	Option International	444
2,900	@@	Tandberg ASA	17,660
31,100	@	USA Mobility, Inc.	862,092

			10,217,420

		Textiles: 0.7%
102,874		Cintas Corp.	4,236,351
26,000	@@	Kuraray Co., Ltd.	269,203

			4,505,554

		Transportation: 0.4%
6,414		Alexander & Baldwin, Inc.	347,895
1,400	@,@@	Golar LNG Ltd.	18,550
10	@,@@	Hanjin Shipping	224
37,303	@	HUB Group, Inc.	1,318,744
5,000	@@	Odfjell ASA	101,251
50	@@	Odfjell ASA	864
900	@@	Sea Containers Ltd.	11,043
51,700	@@,L	Ship Finance International Ltd.	873,730

			2,672,301

		Total Common Stock (Cost $528,163,235)	584,677,579

RIGHT: 0.0%
		Retail: 0.0%
190		Delia*s, Inc., 0.000%, due 01/27/06	190

		Total RIGHT (Cost $0)	190

		Total Long-Term Investments (Cost $528,163,235)	584,677,769

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 5.2%
	Securities Lending CollateralCC: 5.2%
$31,876,000	The Bank of New York Institutional Cash Reserves Fund	$31,876,000

	Total Short-Term Investments (Cost $31,876,000)	31,876,000

Total Investments In Securities (Cost $560,039,235)*	100.2%	$616,553,769
Other Assets and Liabilities-Net	(0.2)	(924,555)

Net Assets	100.0%	$615,629,214

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees
*	Cost for federal income tax purposes is $562,999,237. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$61,312,330
Gross Unrealized Depreciation	(7,757,798)

Net Unrealized Appreciation	$53,554,532

See Accompanying Notes to Financial Statements

154

PORTFOLIO OF INVESTMENTS
ING FMRSM EARNINGS GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 98.8%
		Advertising: 0.8%
14,100		Omnicom Group	$1,200,333

			1,200,333

		Aerospace/ Defense: 1.1%
23,100		Boeing Co.	1,622,544

			1,622,544

		Agriculture: 1.1%
20,800		Monsanto Co.	1,612,624

			1,612,624

		Apparel: 0.2%
4,300		Nike, Inc.	373,197

			373,197

		Banks: 2.0%
23,700		Bank of America Corp.	1,093,755
12,900		State Street Corp.	715,176
9,000		Wachovia Corp.	475,740
12,600		Wells Fargo & Co.	791,658

			3,076,329

		Beverages: 3.2%
51,900		Coca-Cola Co.	2,092,089
47,300		PepsiCo, Inc.	2,794,484

			4,886,573

		Biotechnology: 3.1%
37,600	@	Amgen, Inc.	2,965,136
18,800	@	Genentech, Inc.	1,739,000

			4,704,136

		Chemicals: 0.4%
12,000		Praxair, Inc.	635,520

			635,520

		Commercial Services: 0.8%
7,900	@	Apollo Group, Inc.	477,634
2,325	@	CCE Spinco, Inc.	30,458
16,900		Robert Half International, Inc.	640,341

			1,148,433

		Computers: 5.4%
9,600	@	Affiliated Computer Services, Inc.	568,128
26,300	@	Cadence Design Systems, Inc.	444,996
58,800	@	Dell, Inc.	1,763,412
112,100		EMC Corp.	1,526,802
16,100		Hewlett-Packard Co.	460,943
32,400		International Business Machines Corp.	2,663,280
26,100	@	Network Appliance, Inc.	704,700

			8,132,261

		Cosmetics/ Personal Care: 4.9%
39,100		Avon Products, Inc.	1,116,305
24,800		Colgate-Palmolive Co.	1,360,280
18,400		Estee Lauder Cos., Inc.	616,032
74,790		Procter & Gamble Co.	4,328,845

			7,421,462

		Diversified Financial Services: 2.9%
40,300		American Express Co.	2,073,838
15,960		Ameriprise Financial, Inc.	654,360
4,500		Goldman Sachs Group, Inc.	574,695
18,400		SLM Corp.	1,013,656

			4,316,549

		Electrical Components & Equipment: 0.5%
11,900		American Power Conversion	261,800
16,900		Molex, Inc.	438,555

			700,355

		Electronics: 1.5%
9,100		Amphenol Corp.	402,766
21,200		Gentex Corp.	413,400
23,200		National Instruments Corp.	743,560
17,700	@	Thermo Electron Corp.	533,301
6,100	@	Waters Corp.	230,580

			2,323,607

		Food: 1.9%
14,300		JM Smucker Co.	629,200
15,400		Kellogg Co.	665,588
34,400		Sysco Corp.	1,068,120
6,700		WM Wrigley Jr. Co.	445,483

			2,808,391

		Healthcare — Products: 6.3%
38,100		Baxter International, Inc.	1,434,465
7,800		CR Bard, Inc.	514,176
79,400		Johnson & Johnson	4,771,940
36,900		Medtronic, Inc.	2,124,333
14,700	@	St. Jude Medical, Inc.	737,940

			9,582,854

		Healthcare — Services: 2.8%
11,300		Quest Diagnostics	581,724
58,200		UnitedHealth Group, Inc.	3,616,548

			4,198,272

		Insurance: 2.8%
9,500		AMBAC Financial Group, Inc.	732,070
50,400		American International Group, Inc.	3,438,792

			4,170,862

		Internet: 4.8%
33,400	@	Amazon.com, Inc.	1,574,810
39,600	@	eBay, Inc.	1,712,700
3,900	@	Google, Inc.	1,617,954
11,500	@	McAfee, Inc.	311,995
31,600	@	Symantec Corp.	553,000
37,300	@	Yahoo!, Inc.	1,461,414

			7,231,873

		Machinery — Diversified: 0.1%
4,800	@	Zebra Technologies Corp.	205,680

			205,680

		Media: 1.6%
18,600		Clear Channel Communications, Inc.	584,970
11,100	@	EchoStar Communications Corp.	301,587
22,300	@	Univision Communications, Inc.	655,397
16,300		Walt Disney Co.	390,711
19,600	@	Xm Satellite Radio, Inc.	534,688

			2,467,353

		Metal Fabricate/ Hardware: 0.2%
7,100		Precision Castparts Corp.	367,851

			367,851

		Miscellaneous Manufacturing: 7.7%
29,100		3M Co.	2,255,250
13,900		Danaher Corp.	775,342
213,200		General Electric Co.	7,472,660

See Accompanying Notes to Financial Statements

155

PORTFOLIO OF INVESTMENTS
ING FMRSM EARNINGS GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Miscellaneous Manufacturing (continued)
12,500		Honeywell International, Inc.	$465,625
25,000	@@	Tyco International Ltd.	721,500

			11,690,377

		Office Furnishings: 0.3%
15,600		Herman Miller, Inc.	439,764

			439,764

		Oil & Gas: 0.3%
6,600	@,@@	Nabors Industries Ltd.	499,950

			499,950

		Oil & Gas Services: 2.9%
10,500		Baker Hughes, Inc.	638,190
22,300		BJ Services Co.	817,741
29,800		Schlumberger Ltd.	2,895,070

			4,351,001

		Pharmaceuticals: 4.4%
24,200		Eli Lilly & Co.	1,369,478
15,500		Merck & Co., Inc.	493,055
28,200		Pfizer, Inc.	657,624
75,100		Schering-Plough Corp.	1,565,835
56,500		Wyeth	2,602,955

			6,688,947

		Retail: 10.2%
30,750		Best Buy Co., Inc.	1,337,010
19,400		CVS Corp.	512,548
65,700		Home Depot, Inc.	2,659,536
7,800		JC Penney Co., Inc.	433,680
25,700		Lowe’s Cos., Inc.	1,713,162
44,400		Staples, Inc.	1,008,324
36,200		Target Corp.	1,989,914
81,600		Wal-Mart Stores, Inc.	3,818,880
46,300		Walgreen Co.	2,049,238

			15,522,292

		Semiconductors: 9.0%
35,600	@	Altera Corp.	659,668
33,300		Analog Devices, Inc.	1,194,471
67,700		Applied Materials, Inc.	1,214,538
207,700		Intel Corp.	5,184,192
16,700		Kla-Tencor Corp.	823,811
19,200		Linear Technology Corp.	692,544
99,300		Texas Instruments, Inc.	3,184,551
24,400		Xilinx, Inc.	615,124

			13,568,899

		Software: 8.1%
14,500		Adobe Systems, Inc.	535,920
30,400		Automatic Data Processing, Inc.	1,395,056
101,300	@	BEA Systems, Inc.	952,220
286,300		Microsoft Corp.	7,486,745
153,800	@	Oracle Corp.	1,877,898

			12,247,839

		Telecommunications: 6.1%
30,800		AT&T, Inc.	754,292
205,000	@	Cisco Systems, Inc.	3,509,600
33,300	@	Juniper Networks, Inc.	742,590
58,600		Qualcomm, Inc.	2,524,488
29,354		Sprint Corp. — FON Group	685,709
36,500		Verizon Communications, Inc.	1,099,380

			9,316,059

		Textiles: 0.3%
11,300		Cintas Corp.	465,334

			465,334

		Transportation: 1.1%
23,000		United Parcel Service, Inc.	1,728,450

			1,728,450

		Total Common Stock (Cost $145,558,406)	149,705,971

Total Investments In Securities (Cost $145,558,406)*	98.8%	$149,705,971
Other Assets and Liabilities-Net	1.2	1,818,740

Net Assets	100.0%	$151,524,711

@	Non-income producing security
@@	Foreign issuer
*	Cost for federal income tax purposes is $145,679,922. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,433,921
Gross Unrealized Depreciation	(2,407,872)

Net Unrealized Appreciation	$4,026,049

See Accompanying Notes to Financial Statements

156

PORTFOLIO OF INVESTMENTS
ING GLOBAL RESOURCES PORTFOLIO
(FORMERLY, ING HARD ASSETS PORTFOLIO)
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 95.9%
		Energy — Alternate Sources: 0.7%
1,116,786	@,@@,I	ITM Power PLC	$2,688,932

			2,688,932

		Food: 3.5%
495,755	@,@@	Cosan SA Industria e Comercio	14,461,909

			14,461,909

		Mining: 46.5%
5,844,000	@@	Aluminum Corp. of China Ltd.	4,445,463
241,210	@@	Cameco Corp.	15,236,815
258,560	@,@@	Cia de Minas Buenaventura SA ADR	7,317,248
292,940	@,@@,L	Cia Vale do Rio Doce ADR	12,051,552
790,160	@@	Energy Resources of Australia Ltd.	5,714,726
147,295	@@,I	First Quantum Minerals Ltd.	4,696,947
320,280	L	Freeport-McMoRan Copper & Gold, Inc.	17,231,064
415,930	@,@@	Glamis Gold Ltd.	11,383,197
532,100	@,@@	Gold Fields Ltd.	9,419,201
434,000	@,@@,L	Harmony Gold Mining Co. Ltd.	5,766,708
1,551,831	@@	Jubilee Mines NL	8,528,018
1,214,520	@,@@	Kazakhmys PLC	16,127,685
9,831,049	@@	Lihir Gold Ltd.	15,680,147
112,700	@,@@	MMC Norilsk Nickel ADR	10,706,500
8,879,100	@,@@	Oxiana Ltd.	11,280,175
75,800		Phelps Dodge Corp.	10,905,346
285,140	@@	Teck Cominco Ltd.	15,146,117
1,908,800	@@	Zinifex Ltd.	9,579,442

			191,216,351

		Oil & Gas: 38.3%
258,780		Burlington Resources, Inc.	22,306,836
256,310	@@	Canadian Natural Resources Ltd.	12,644,905
250,160	@@	EnCana Corp.	11,255,758
187,750	@,@@	LUKOIL ADR	11,142,406
614,370	@,@@, L	Neste Oil Oyj	17,306,436
226,721	@@,I	OAO Gazprom ADR	16,263,331
940,000	@,@@	Petroleo Brasileiro SA	16,622,565
201,350	@@	Talisman Energy, Inc.	10,617,780
135,660	@,L	Transocean, Inc.	9,454,145
236,980		Valero Energy Corp.	12,228,168
403,843		XTO Energy, Inc.	17,744,861

			157,587,191

		Oil & Gas Services: 2.4%
160,100	L	Halliburton Co.	9,919,796

			9,919,796

		Pipelines: 4.5%
391,645		Western Gas Resources, Inc.	18,442,563

			18,442,563

		Total Common Stock (Cost $349,609,310)	394,316,742

Total Investments In Securities (Cost $349,609,310)*	95.9%	$394,316,742
Other Assets and Liabilities-Net	4.1	17,037,127

Net Assets	100.0%	$411,353,869

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $350,096,799. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$47,581,817
Gross Unrealized Depreciation	(3,361,874)

Net Unrealized Appreciation	$44,219,943

See Accompanying Notes to Financial Statements

157

PORTFOLIO OF INVESTMENTS
ING GOLDMAN SACHS TOLLKEEPERSM PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 96.8%
		Advertising: 2.9%
49,980	@	Lamar Advertising Co.	$2,306,077

			2,306,077

		Commercial Services: 4.3%
79,425	@	Iron Mountain, Inc.	3,353,324

			3,353,324

		Computers: 10.4%
116,010	@	Dell, Inc.	3,479,140
170,630	@	EMC Corp.	2,323,981
36,880	@,@@	Research In Motion Ltd.	2,434,449

			8,237,570

		Electronics: 5.3%
44,040	@	Cogent, Inc.	998,827
116,270	@	Dolby Laboratories, Inc.	1,982,404
54,870	@	Flir Systems, Inc.	1,225,247

			4,206,478

		Energy — Alternate Sources: 0.1%
3,530	@,@@	Suntech Power Holdings Co. Ltd. ADR	96,193

			96,193

		Internet: 7.3%
112,570	@	Avocent Corp.	3,060,778
6,610	@	Google, Inc.	2,742,225

			5,803,003

		Media: 6.9%
38,290		McGraw-Hill Cos, Inc.	1,976,913
109,890		Time Warner, Inc.	1,916,482
47,650	@	Viacom, Inc.	1,553,390

			5,446,785

		Semiconductors: 17.4%
91,320	@	Formfactor, Inc.	2,230,948
33,580		Kla-Tencor Corp.	1,656,501
95,670		Linear Technology Corp.	3,450,817
33,970	@,@@	Marvell Technology Group Ltd.	1,905,377
129,520	@	Tessera Technologies, Inc.	3,348,092
45,840		Xilinx, Inc.	1,155,626

			13,747,361

		Software: 23.2%
177,810	@	Activision, Inc.	2,443,109
42,730	@,@@	Cognos, Inc.	1,483,158
51,710	@	Electronic Arts, Inc.	2,704,950
73,970		First Data Corp.	3,181,450
171,910		Microsoft Corp.	4,495,447
46,000	@	Navteq Corp.	2,018,020
64,120	@	Salesforce.com, Inc.	2,055,046

			18,381,180

		Telecommunications: 19.0%
129,080	@	American Tower Corp.	3,498,065
213,430	@	Cisco Systems, Inc.	3,653,922
48,770	@	Crown Castle International Corp.	1,312,401
40,720	@	Juniper Networks, Inc.	908,056
84,310	@	NeuStar, Inc.	2,570,612
72,310		Qualcomm, Inc.	3,115,115

			15,058,171

		Total Common Stock (Cost $73,344,583)	76,636,142

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 2.4%
	U.S. Government Agency Obligations: 2.4%
$1,910,490	Federal Home Loan Bank, 3.200%, due 01/03/06	$1,910,490

	Total Short-Term Investments (Cost $1,910,490)	1,910,490

Total Investments In Securities (Cost $75,255,073)*	99.2%	$78,546,632
Other Assets and Liabilities-Net	0.8	633,504

Net Assets	100.0%	$79,180,136

@	Non-income producing security
@@	Foreign Issuer
&	Payment-in-kind
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $76,049,945. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,580,201
Gross Unrealized Depreciation	(3,083,514)

Net Unrealized Appreciation	$2,496,687

See Accompanying Notes to Financial Statements

158

ING LORD ABBETT AFFILIATED PORTFOLIO
PORTFOLIO OF INVESTMENTS
(FORMERLY, ING SALOMON BROTHERS INVESTORS PORTFOLIO)
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 97.2%
		Aerospace/ Defense: 2.1%
5,700		Boeing Co.	$400,368
13,800		General Dynamics Corp.	1,573,890
43,700		Raytheon Co.	1,754,555

			3,728,813

		Agriculture: 1.0%
22,300		Monsanto Co.	1,728,919

			1,728,919

		Apparel: 0.4%
8,300		Nike, Inc.	720,357

			720,357

		Auto Manufacturers: 0.5%
31,500	@@	Honda Motor Co., Ltd. ADR	912,555

			912,555

		Banks: 5.0%
61,700		Bank of America Corp.	2,847,455
91,000		Bank of New York	2,898,350
19,800		Marshall & Ilsley Corp.	852,192
82,000	@@	Mitsubishi UFJ Financial Group, Inc. ADR	1,122,580
13,800		PNC Financial Services Group, Inc.	853,254
300	L	SunTrust Banks, Inc.	21,828
9,800		Wachovia Corp.	518,028

			9,113,687

		Beverages: 3.1%
9,700		Coca-Cola Co.	391,007
38,400	@@	Diageo PLC ADR	2,238,720
51,100		PepsiCo, Inc.	3,018,988

			5,648,715

		Biotechnology: 1.0%
9,000	@	Biogen Idec, Inc.	407,970
41,100	@	Medimmune, Inc.	1,439,322

			1,847,292

		Chemicals: 1.3%
3,700	@@	Potash Corp. of Saskatchewan	296,814
38,300		Praxair, Inc.	2,028,368

			2,325,182

		Computers: 2.6%
53,100	L	Electronic Data Systems Corp.	1,276,524
87,000		Hewlett-Packard Co.	2,490,810
211,900	@	Sun Microsystems, Inc.	887,861

			4,655,195

		Cosmetics/ Personal Care: 3.5%
109,400		Procter & Gamble Co.	6,332,072

			6,332,072

		Diversified Financial Services: 4.3%
62,600		Citigroup, Inc.	3,037,978
8,000		Freddie Mac	522,800
89,500		JPMorgan Chase & Co.	3,552,255
13,200		Morgan Stanley	748,968

			7,862,001

		Electric: 1.2%
9,200	L	Ameren Corp.	471,408
19,800		Pacific Gas & Electric Co.	734,976
26,300	L	Southern Co.	908,139

			2,114,523

		Electrical Components & Equipment: 2.0%
49,400		Emerson Electric Co.	3,690,180

			3,690,180

		Engineering & Construction: 1.0%
23,200	L	Fluor Corp.	1,792,432

			1,792,432

		Environmental Control: 1.1%
68,000		Waste Management, Inc.	2,063,800

			2,063,800

		Food: 6.0%
79,400		Campbell Soup Co.	2,363,738
11,300		General Mills, Inc.	557,316
21,292		HJ Heinz Co.	717,966
139,000	L	Kraft Foods, Inc.	3,911,460
161,600	@	Kroger Co.	3,051,008
7,700		Safeway, Inc.	182,182

			10,783,670

		Forest Products & Paper: 2.2%
117,800		International Paper Co.	3,959,258

			3,959,258

		Healthcare — Products: 3.5%
75,300		Baxter International, Inc.	2,835,045
28,000		Johnson & Johnson	1,682,800
30,000		Medtronic, Inc.	1,727,100

			6,244,945

		Household Products/ Wares: 2.4%
28,500		Clorox Co.	1,621,365
45,400		Kimberly-Clark Corp.	2,708,110

			4,329,475

		Insurance: 5.4%
22,900	@@	ACE Ltd	1,223,776
35,800		Aflac, Inc.	1,661,836
46,800		American International Group, Inc.	3,193,164
21,000		Hartford Financial Services Group, Inc.	1,803,690
6,200		Marsh & McLennan Cos., Inc.	196,912
3,600		Metlife, Inc.	176,400
22,000	@@	XL Capital Ltd	1,482,360

			9,738,138

		Internet: 0.5%
32,600	@,L	InterActiveCorp	922,906

			922,906

		Leisure Time: 0.0%
300	L	Harley-Davidson, Inc.	15,447

			15,447

		Machinery — Construction & Mining: 1.3%
40,200		Caterpillar, Inc.	2,322,354

			2,322,354

		Machinery — Diversified: 0.9%
22,900		Deere & Co.	1,559,719

			1,559,719

See Accompanying Notes to Financial Statements

159

ING LORD ABBETT AFFILIATED PORTFOLIO
PORTFOLIO OF INVESTMENTS
(FORMERLY, ING SALOMON BROTHERS INVESTORS PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Media: 2.6%
71,600	@,L	Comcast Corp.	$1,839,404
52,100	L	Tribune Co.	1,576,546
53,900		Walt Disney Co.	1,291,983

			4,707,933

		Mining: 3.6%
90,900	@@,L	Barrick Gold Corp.	2,533,383
74,500	L	Newmont Mining Corp.	3,978,300

			6,511,683

		Miscellaneous Manufacturing: 5.5%
16,100		Eaton Corp.	1,080,149
103,100		General Electric Co.	3,613,655
37,000		Honeywell International, Inc.	1,378,250
39,500		Pall Corp.	1,060,970
42,600		Parker Hannifin Corp.	2,809,896

			9,942,920

		Oil & Gas: 4.6%
148,300		Exxon Mobil Corp.	8,330,011

			8,330,011

		Oil & Gas Services: 2.9%
28,100		Baker Hughes, Inc.	1,707,918
37,200	L	Schlumberger Ltd.	3,613,980

			5,321,898

		Pharmaceuticals: 11.7%
62,100	@@	GlaxoSmithKline PLC ADR	3,134,808
34,800		Merck & Co., Inc.	1,106,988
82,600	@@	Novartis AG ADR	4,334,848
206,100		Pfizer, Inc.	4,806,252
60,000		Schering-Plough Corp.	1,251,000
48,000	@,@@,L	Teva Pharmaceutical Industries Ltd. ADR	2,064,480
94,900		Wyeth	4,372,043

			21,070,419

		Pipelines: 0.5%
76,700	L	El Paso Corp.	932,672

			932,672

		Retail: 2.0%
30,700		CVS Corp.	811,094
59,000		Wal-Mart Stores, Inc.	2,761,200

			3,572,294

		Software: 3.6%
75,000		Automatic Data Processing, Inc.	3,441,750
118,900		Microsoft Corp.	3,109,235

			6,550,985

		Telecommunications: 6.7%
121,300		AT&T, Inc.	2,970,637
65,400		BellSouth Corp.	1,772,340
141,500		Motorola, Inc.	3,196,485
71,900		Sprint Corp. — FON Group	1,679,584
82,700		Verizon Communications, Inc.	2,490,924

			12,109,970

		Transportation: 1.2%
26,900		Union Pacific Corp.	2,165,719

			2,165,719

		Total Common Stock (Cost $175,122,501)	175,628,139

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 15.5%
	U.S. Government Agency Obligations: 2.3%
$4,066,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$4,064,916

	Total U.S. Government Agency Obligations (Cost $4,064,916)	4,064,916

	Securities Lending CollateralCC: 13.2%
23,901,000	The Bank of New York Institutional Cash Reserves Fund	23,901,000

	Total Securities Lending Collateral (Cost $23,901,000)	23,901,000

	Total Short-Term Investments (Cost $27,965,916)	27,965,916

Total Investments In Securities (Cost $203,088,417)*	112.7%	$203,594,055
Other Assets and Liabilities-Net	(12.7)	(22,877,071)

Net Assets	100.0%	$180,716,984

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $203,719,969. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,819,031
Gross Unrealized Depreciation	(2,944,945)

Net Unrealized Depreciation	$(125,914)

See Accompanying Notes to Financial Statements

160

PORTFOLIO OF INVESTMENTS
ING MERCURY LARGE CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 99.9%
		Aerospace/ Defense: 4.2%
40,780		Boeing Co.	$2,864,387
35,000		Lockheed Martin Corp.	2,227,050
36,000		Raytheon Co.	1,445,400

			6,536,837

		Airlines: 1.1%
76,000	@	AMR Corp.	1,689,480

			1,689,480

		Apparel: 1.0%
28,000		Polo Ralph Lauren Corp.	1,571,920

			1,571,920

		Auto Parts & Equipment: 1.0%
92,000	@	Goodyear Tire & Rubber Co.	1,598,960

			1,598,960

		Beverages: 0.6%
30,265		Pepsi Bottling Group, Inc.	865,881

			865,881

		Biotechnology: 2.5%
50,000	@	Amgen, Inc.	3,943,000

			3,943,000

		Commercial Services: 3.8%
19,000		Corporate Executive Board Co.	1,704,300
16,000	@	Education Management Corp.	536,160
34,000		McKesson Corp.	1,754,060
45,000		Robert Half International, Inc.	1,705,050
6,000	@	Weight Watchers International, Inc.	296,580

			5,996,150

		Computers: 7.3%
41,000	@	Apple Computer, Inc.	2,947,490
91,000	@	Cadence Design Systems, Inc.	1,539,720
71,000	@	Ceridian Corp.	1,764,350
108,000	@	Dell, Inc.	3,238,920
8,925	@	NCR Corp.	302,914
90,000	@	Western Digital Corp.	1,674,900

			11,468,294

		Cosmetics/ Personal Care: 1.1%
29,000		Procter & Gamble Co.	1,678,520

			1,678,520

		Diversified Financial Services: 1.2%
3,000		Charles Schwab Corp.	44,010
14,000		Goldman Sachs Group, Inc.	1,787,940

			1,831,950

		Electronics: 3.9%
50,000	@	Agilent Technologies, Inc.	1,664,500
52,000	@	Avnet, Inc.	1,244,880
50,000	@	Jabil Circuit, Inc.	1,854,500
351,000	@	Solectron Corp.	1,284,660

			6,048,540

		Food: 1.2%
24,000		Whole Foods Market, Inc.	1,857,360

			1,857,360

		Healthcare — Products: 2.3%
6,245		Becton Dickinson & Co.	375,199
26,000		Johnson & Johnson	1,562,600
28,420	@	Techne Corp.	1,595,783

			3,533,582

		Healthcare — Services: 7.2%
23,000		Aetna, Inc.	2,169,130
8,095	@	Community Health Systems, Inc.	310,362
40,000		HCA, Inc.	2,020,000
29,000	@	Health Net, Inc.	1,494,950
32,000	@	Humana, Inc.	1,738,560
58,000		UnitedHealth Group, Inc.	3,604,120

			11,337,122

		Home Builders: 1.6%
1,380	@	NVR, Inc.	968,760
22,000		Ryland Group, Inc.	1,586,860

			2,555,620

		Insurance: 3.1%
39,650		Hanover Insurance Group, Inc.	1,656,180
22,000		Prudential Financial, Inc.	1,610,180
35,000		WR Berkley Corp.	1,666,700

			4,933,060

		Internet: 2.0%
37,000	@	Checkfree Corp.	1,698,300
54,900	@	McAfee, Inc.	1,489,437

			3,187,737

		Iron/ Steel: 0.2%
5,225		Nucor Corp.	348,612

			348,612

		Machinery — Construction & Mining: 1.1%
42,000		Joy Global, Inc.	1,680,000

			1,680,000

		Machinery — Diversified: 0.2%
6,565		Rockwell Automation, Inc.	388,385

			388,385

		Media: 1.8%
30,000		John Wiley & Sons, Inc.	1,171,200
52,000	@	Viacom, Inc.	1,695,200

			2,866,400

		Metal Fabricate/ Hardware: 1.1%
32,375		Precision Castparts Corp.	1,677,348

			1,677,348

		Mining: 1.1%
33,000		Freeport-McMoRan Copper & Gold, Inc.	1,775,400

			1,775,400

		Miscellaneous Manufacturing: 2.4%
107,000		General Electric Co.	3,750,350

			3,750,350

		Office Furnishings: 0.8%
22,000		HNI, Corp.	1,208,460

			1,208,460

		Oil & Gas: 4.6%
2,995		Anadarko Petroleum Corp.	283,776
3,950		Burlington Resources, Inc.	340,490
52,000		Chesapeake Energy Corp.	1,649,960
28,000	@	Newfield Exploration Co.	1,401,960
23,000		Sunoco, Inc.	1,802,740
28,000		Tesoro Petroleum Corp.	1,723,400

			7,202,326

		Oil & Gas Services: 0.9%
36,000	@	Cooper Cameron Corp.	1,490,400

			1,490,400

161

PORTFOLIO OF INVESTMENTS
ING MERCURY LARGE CAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Packaging & Containers: 1.0%
82,000	@	Crown Holdings, Inc.	$1,601,460

			1,601,460

		Pharmaceuticals: 6.9%
18,000		Allergan, Inc.	1,943,280
8,160		AmerisourceBergen Corp.	337,824
6,310	@	Barr Pharmaceuticals, Inc.	393,049
26,000		Cardinal Health, Inc.	1,787,500
39,000	@	Caremark Rx, Inc.	2,019,810
22,000	@	Express Scripts, Inc.	1,843,600
8,925	@	Gilead Sciences, Inc.	469,722
56,000		Merck & Co., Inc.	1,781,360
9,945		Pfizer, Inc.	231,917

			10,808,062

		Retail: 9.8%
39,000	@	Advance Auto Parts	1,694,940
64,000		American Eagle Outfitters	1,470,720
38,000	@	Chico’s FAS, Inc.	1,669,340
76,000		Circuit City Stores, Inc.	1,716,840
44,000		Darden Restaurants, Inc.	1,710,720
32,000		JC Penney Co., Inc.	1,779,200
12,000		Michaels Stores, Inc.	424,440
46,000		Nordstrom, Inc.	1,720,400
82,000		Staples, Inc.	1,862,220
34,000		Tiffany & Co.	1,301,860

			15,350,680

		Semiconductors: 9.2%
211,000		Intel Corp.	5,266,560
48,000	@	Lam Research Corp.	1,712,640
173,415	@	LSI Logic Corp.	1,387,320
56,000		National Semiconductor Corp.	1,454,880
48,000	@	Nvidia Corp.	1,754,880
89,000		Texas Instruments, Inc.	2,854,230

			14,430,510

		Software: 9.6%
44,000		Autodesk, Inc.	1,889,800
164,000	@	BEA Systems, Inc.	1,541,600
79,810	@	BMC Software, Inc.	1,635,306
174,000	@	Compuware Corp.	1,560,780
34,000		Fair Isaac Corp.	1,501,780
39,905	@	Fiserv, Inc.	1,726,689
7,460	@	Intuit, Inc.	397,618
114,265		Microsoft Corp.	2,988,029
67,000	@	Red Hat, Inc.	1,825,080

			15,066,682

		Telecommunications: 4.1%
222,000	@	Cisco Systems, Inc.	3,800,640
118,000		Motorola, Inc.	2,665,628

			6,466,268

		Total Common Stock (Cost $145,526,959)	156,745,356

Total Investments In Securities (Cost $145,526,959)*	99.9%	$156,745,356
Other Assets and Liabilities-Net	0.1	220,739

Net Assets	100.0%	$156,966,095

@	Non-income producing security
*	Cost for federal income tax purposes is $145,679,916. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,183,811
Gross Unrealized Depreciation	(2,118,371)

Net Unrealized Appreciation	$11,065,440

162

ING MERCURY LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(FORMERLY, ING MERCURY FOCUS VALUE PORTFOLIO)
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 99.7%
		Aerospace/ Defense: 2.7%
21,000	L	Northrop Grumman Corp.	$1,262,310
29,000		Raytheon Co.	1,164,350

			2,426,660

		Banks: 2.1%
19,000		Bank of America Corp.	876,850
19,000		State Street Corp.	1,053,360

			1,930,210

		Beverages: 1.9%
33,000		Coca-Cola Co.	1,330,230
13,000	L	Pepsi Bottling Group, Inc.	371,930

			1,702,160

		Computers: 3.3%
74,000		Hewlett-Packard Co.	2,118,620
43,700	@,L	Seagate Technology, Inc.	873,563

			2,992,183

		Diversified Financial Services: 8.9%
10,000		Bear Stearns Cos, Inc./The	1,155,300
19,000		CIT Group, Inc.	983,820
38,000		Citigroup, Inc.	1,844,140
12,000		Goldman Sachs Group, Inc.	1,532,520
49,000	L	Janus Capital Group, Inc.	912,870
5,000		JPMorgan Chase & Co.	198,450
11,000		Lehman Brothers Holdings, Inc.	1,409,870

			8,036,970

		Electric: 1.6%
10,000	L	American Electric Power Co., Inc.	370,900
25,000		Edison International	1,090,250

			1,461,150

		Electronics: 2.3%
27,000	@	Agilent Technologies, Inc.	898,830
14,000	@	Avnet, Inc.	335,160
239,000	@	Solectron Corp.	874,740

			2,108,730

		Food: 1.0%
27,000		Pilgrim’s Pride Corp.	895,320

			895,320

		Healthcare — Services: 3.3%
11,000		Aetna, Inc.	1,037,410
19,000	@	Health Net, Inc.	979,450
17,000	@	Humana, Inc.	923,610

			2,940,470

		Insurance: 17.3%
24,000		Allstate Corp.	1,297,680
30,000	L	AON Corp.	1,078,500
10,000		Cigna Corp.	1,117,000
20,000		Lincoln National Corp.	1,060,600
4,000		Loews Corp.	379,400
24,000		Metlife, Inc.	1,176,000
16,000	L	MGIC Investment Corp.	1,053,120
15,000		Nationwide Financial Services	660,000
25,000		PMI Group, Inc.	1,026,750
22,000		Principal Financial Group	1,043,460
8,000	L	Progressive Corp.	934,240
20,000		Prudential Financial, Inc.	1,463,800
17,000		Safeco Corp.	960,500
29,000		St. Paul Cos.	1,295,430
45,000	L	UnumProvident Corp.	1,023,750

			15,570,230

		Internet: 1.0%
20,000	@	Checkfree Corp.	918,000

			918,000

		Iron/Steel: 1.2%
16,000		Nucor Corp.	1,067,520

			1,067,520

		Machinery — Construction & Mining: 1.1%
16,000	@	Terex Corp.	950,400

			950,400

		Media: 1.6%
44,000	@	Viacom, Inc.	1,434,400

			1,434,400

		Metal Fabricate/ Hardware: 1.1%
19,000	L	Precision Castparts Corp.	984,390

			984,390

		Mining: 2.1%
17,000	L	Freeport-McMoRan Copper & Gold, Inc.	914,600
7,000		Phelps Dodge Corp.	1,007,090

			1,921,690

		Miscellaneous Manufacturing: 1.0%
9,000		ITT Industries, Inc.	925,380

			925,380

		Office Furnishings: 0.4%
20,000		Steelcase, Inc.	316,600

			316,600

		Oil & Gas: 23.5%
8,000		Amerada Hess Corp.	1,014,560
13,000		Anadarko Petroleum Corp.	1,231,750
18,000		Apache Corp.	1,233,360
7,000		Burlington Resources, Inc.	603,400
19,000		ChevronTexaco Corp.	1,078,630
34,000		ConocoPhillips	1,978,120
21,000		Devon Energy Corp.	1,313,340
105,000		Exxon Mobil Corp.	5,897,850
11,000		Kerr-McGee Corp.	999,460
20,000		Marathon Oil Corp.	1,219,400
17,000		Occidental Petroleum Corp.	1,357,960
12,000	L	Sunoco, Inc.	940,560
15,000	L	Tesoro Petroleum Corp.	923,250
26,000		Valero Energy Corp.	1,341,600

			21,133,240

		Pharmaceuticals: 8.8%
16,000		Cardinal Health, Inc.	1,100,000
17,000	@	Caremark Rx, Inc.	880,430
55,000		Merck & Co., Inc.	1,749,550
141,000		Pfizer, Inc.	3,288,120
29,000	@,L	Watson Pharmaceuticals, Inc.	942,790

			7,960,890

		Retail: 4.5%
7,000		Circuit City Stores, Inc.	158,130
34,000		Claire’s Stores, Inc.	993,480
19,000		JC Penney Co., Inc.	1,056,400

See Accompanying Notes to Financial Statements

163

ING MERCURY LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(FORMERLY, ING MERCURY FOCUS VALUE PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Retail (continued)
33,000	@	Office Depot, Inc.	$1,036,200
22,000		Tiffany & Co.	842,380

			4,086,590

		Semiconductors: 2.8%
48,000		Applied Materials, Inc.	861,120
35,000		Intersil Corp.	870,800
93,000	@,L	LSI Logic Corp.	744,000

			2,475,920

		Software: 3.9%
103,000	@	BEA Systems, Inc.	968,200
101,000	@	Compuware Corp.	905,970
104,000	@	Novell, Inc.	918,320
111,000	@	Parametric Technology Corp.	677,100

			3,469,590

		Telecommunications: 2.3%
46,000		Motorola, Inc.	1,039,140
180,000	@,L	Qwest Communications International, Inc.	1,017,000

			2,056,140

		Total Common Stock (Cost $85,555,102)	89,764,833

Principal
Amount		Value

SHORT-TERM INVESTMENT: 13.2%
	Securities Lending CollateralCC: 13.2%
$11,885,000	The Bank of New York Institutional Cash Reserves Fund	$11,885,000

	Total Short-Term Investments (Cost $11,885,000)	11,885,000

Total Investments In Securities (Cost $97,440,102)*	112.9%	$101,649,833
Other Assets and Liabilities-Net	12.9	(11,641,012)

Net Assets	100.0%	$90,008,821

@	Non-income producing security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $97,783,153. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,439,833
Gross Unrealized Depreciation	(1,573,153)

Net Unrealized Appreciation	$3,866,680

See Accompanying Notes to Financial Statements

164

PORTFOLIO OF INVESTMENTS
ING SALOMON BROTHERS ALL CAP PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 90.7%
		Advertising: 1.4%
568,600	L	Interpublic Group of Cos., Inc.	$5,486,990

			5,486,990

		Aerospace/ Defense: 2.8%
52,300		Boeing Co.	3,673,552
184,900		Raytheon Co.	7,423,735

			11,097,287

		Airlines: 1.7%
406,100		Southwest Airlines Co.	6,672,223

			6,672,223

		Auto Parts & Equipment: 1.0%
132,300	L	Lear Corp.	3,765,258

			3,765,258

		Banks: 3.3%
706	@@	Mitsubishi Tokyo Financial Group, Inc.	9,606,393
65,800		State Street Corp.	3,647,952

			13,254,345

		Beverages: 0.6%
33,400	L	Molson Coors Brewing Co.	2,237,466

			2,237,466

		Biotechnology: 1.1%
31,300	@	Amgen, Inc.	2,468,318
354,200	@	Aphton Corp.	123,970
156,975	@,L	Enzo Biochem, Inc.	1,949,630

			4,541,918

		Chemicals: 3.7%
101,400		Dow Chemical Co.	4,443,348
148,500		EI Du Pont de Nemours & Co.	6,311,250
125,100		Engelhard Corp.	3,771,765
2,500	@,L	OM Group, Inc.	46,900

			14,573,263

		Commercial Services: 0.1%
17,200	@,L	CCE Spinco, Inc.	225,320

			225,320

		Diversified Financial Services: 7.3%
104,300		American Express Co.	5,367,278
20,860		Ameriprise Financial, Inc.	855,260
8,000		Goldman Sachs Group, Inc.	1,021,680
235,300		JPMorgan Chase & Co.	9,339,057
233,800		MBNA Corp.	6,347,670
89,100		Merrill Lynch & Co., Inc.	6,034,743

			28,965,688

		Electronics: 1.2%
148,200	@	Agilent Technologies, Inc.	4,933,578

			4,933,578

		Food: 4.3%
23,400		Albertson’s, Inc.	499,590
132,100	L	Kraft Foods, Inc.	3,717,294
245,400		Safeway, Inc.	5,806,164
272,300	@@	Unilever PLC	2,700,822
110,200	@@,L	Unilever PLC ADR	4,421,224

			17,145,094

		Forest Products & Paper: 1.8%
111,200	@,L	Smurfit-Stone Container Corp.	1,575,704
86,500	L	Weyerhaeuser Co.	5,738,410

			7,314,114

		Healthcare — Products: 1.7%
113,100		Johnson & Johnson	6,797,310

			6,797,310

		Insurance: 8.6%
59,100		AMBAC Financial Group, Inc.	4,554,246
79,100		American International Group, Inc.	5,396,993
72,900		Chubb Corp.	7,118,685
175,900	@	CNA Surety Corp.	2,562,863
31,800		Hartford Financial Services Group, Inc.	2,731,302
63,800	L	MGIC Investment Corp.	4,199,316
184,300		PMI Group, Inc.	7,569,201

			34,132,606

		Machinery — Construction & Mining: 1.5%
101,300		Caterpillar, Inc.	5,852,101

			5,852,101

		Machinery — Diversified: 0.5%
26,100		Deere & Co.	1,777,671

			1,777,671

		Media: 8.8%
137,600		Clear Channel Communications, Inc.	4,327,520
198,900	@,L	Comcast Corp.	5,109,741
317,100	L	News Corp., Inc.	4,930,905
218,700	L	News Corp., Inc.	3,632,607
344,100	@@	Pearson PLC	4,060,423
400,900		Time Warner, Inc.	6,991,696
252,700		Walt Disney Co.	6,057,219

			35,110,111

		Mining: 2.1%
173,600		Alcoa, Inc.	5,133,352
81,500	@	RTI International Metals, Inc.	3,092,925
145,400	@	WGI Heavy Minerals, Inc.	149,762

			8,376,039

		Miscellaneous Manufacturing: 0.8%
79,700		Honeywell International, Inc.	2,968,825

			2,968,825

		Oil & Gas: 5.3%
44,400	L	Anadarko Petroleum Corp.	4,206,900
11,800	@@	BP PLC ADR	757,796
61,900		ChevronTexaco Corp.	3,514,063
32,900	L	ConocoPhillips	1,914,122
56,200		Exxon Mobil Corp.	3,156,754
47,200	@,L	Global Santa Fe Corp.	2,272,680
96,500		Murphy Oil Corp.	5,210,035

			21,032,350

		Oil & Gas Services: 2.9%
60,100	L	Baker Hughes, Inc.	3,652,878
90,700		Halliburton Co.	5,619,772
24,900	L	Schlumberger Ltd.	2,419,035

			11,691,685

		Pharmaceuticals: 7.9%
136,100		Abbott Laboratories	5,366,423
34,900	L	Eli Lilly & Co.	1,974,991
115,400	@@,L	GlaxoSmithKline PLC ADR	5,825,392
147,700	@@,L	Novartis AG ADR	7,751,296
181,800		Pfizer, Inc.	4,239,576
139,200		Wyeth	6,412,944

			31,570,622

165

PORTFOLIO OF INVESTMENTS
ING SALOMON BROTHERS ALL CAP PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Pipelines: 1.1%
36,200	@	Dynegy, Inc.	$175,208
178,100		Williams Cos., Inc.	4,126,577

			4,301,785

		Retail: 2.4%
112,100		Home Depot, Inc.	4,537,808
107,300		Wal-Mart Stores, Inc.	5,021,640

			9,559,448

		Semiconductors: 5.6%
270,000	L	Applied Materials, Inc.	4,843,800
82,900	@	Novellus Systems, Inc.	1,999,548
14,900	@@,#	Samsung Electronics Co., Ltd. GDR	4,856,853
657,823	@@,L	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,519,026
128,800		Texas Instruments, Inc.	4,130,616

			22,349,843

		Software: 3.0%
402,400	@,L	Micromuse, Inc.	3,979,736
305,600		Microsoft Corp.	7,991,440

			11,971,176

		Telecommunications: 6.4%
451,100	@	Cisco Systems, Inc.	7,722,832
1,666,000	@	Lucent Technologies, Inc.	4,431,560
188,600		Motorola, Inc.	4,260,474
186,600	@@,L	Nokia OYJ ADR	3,414,780
250,800	@@,L	Vodafone Group PLC ADR	5,384,676

			25,214,322

		Toys/ Games/ Hobbies: 1.8%
215,200		Hasbro, Inc.	4,342,735
187,000		Mattel, Inc.	2,958,340

			7,301,075

		Total Common Stock (Cost $309,054,156)	360,219,513

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 23.4%
	U.S. Government Agency Obligations: 8.5%
$33,781,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$33,771,992

	Total U.S. Government Agency Obligations (Cost $33,771,992)	33,771,992

	Securities Lending CollateralCC: 14.9%
59,305,000	The Bank of New York Institutional Cash Reserves Fund	59,305,000

	Total Securities Lending Collateral (Cost $59,305,000)	59,305,000

	Total Short-Term Investments (Cost $93,076,992)	93,076,992

Total Investments In Securities (Cost $402,131,148)*	114.1%	$453,296,505
Other Assets and Liabilities-Net	(14.1)	(56,001,893)

Net Assets	100.0%	$397,294,612

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $402,244,269. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$61,614,051
Gross Unrealized Depreciation	(10,561,815)

Net Unrealized Appreciation	$51,052,236

166

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 95.3%
		Aerospace/ Defense: 1.8%
170,000		Lockheed Martin Corp.	$10,817,100
259,500		Raytheon Co.	10,418,925

			21,236,025

		Agriculture: 0.5%
133,700	L	UST, Inc.	5,458,971

			5,458,971

		Auto Manufacturers: 0.2%
297,900	L	Ford Motor Co.	2,299,788

			2,299,788

		Banks: 6.5%
202,138		Bank of America Corp.	9,328,669
74,000	@@,L	Bank of Ireland ADR	4,684,940
271,700		Fifth Third BanCorp	10,248,524
363,000		Mellon Financial Corp.	12,432,750
72,700		Mercantile Bankshares Corp.	4,103,188
134,900	L	National City Corp.	4,528,593
79,800		Northern Trust Corp.	4,135,236
209,600		State Street Corp.	11,620,224
127,200		SunTrust Banks, Inc.	9,255,072
74,200	L	Wells Fargo & Co.	4,661,986
23,000		Wilmington Trust Corp.	894,930

			75,894,112

		Beverages: 2.5%
339,000		Anheuser-Busch Cos., Inc.	14,563,440
355,600		Coca-Cola Co.	14,334,236

			28,897,676

		Biotechnology: 0.6%
202,400	@	Medimmune, Inc.	7,088,048

			7,088,048

		Building Materials: 0.6%
99,100		Vulcan Materials Co.	6,714,025

			6,714,025

		Chemicals: 2.0%
189,920		Chemtura Corp.	2,411,984
243,500	L	EI Du Pont de Nemours & Co.	10,348,750
229,500	@	Hercules, Inc.	2,593,350
231,000		International Flavors & Fragrances, Inc.	7,738,500

			23,092,584

		Commercial Services: 0.3%
212,500		Cendant Corp.	3,665,625

			3,665,625

		Computers: 2.1%
360,338		Hewlett-Packard Co.	10,316,477
175,000		International Business Machines Corp.	14,385,000

			24,701,477

		Cosmetics/ Personal Care: 1.9%
292,200	L	Avon Products, Inc.	8,342,310
265,800		Colgate-Palmolive Co.	14,579,130

			22,921,440

		Distribution/ Wholesale: 0.6%
167,400		Genuine Parts Co.	7,352,208

			7,352,208

		Diversified Financial Services: 6.3%
71,700		American Express Co.	3,689,682
40,280		Ameriprise Financial, Inc.	1,651,480
792,800		Charles Schwab Corp./ The	11,630,376
122,966		Citigroup, Inc.	5,967,540
113,100		Fannie Mae	5,520,411
140,300		Janus Capital Group, Inc.	2,613,789
670,744		JPMorgan Chase & Co.	26,621,829
292,100		Morgan Stanley	16,573,754

			74,268,861

		Electric: 4.1%
434,500	L	Duke Energy Corp.	11,927,025
134,900		FirstEnergy Corp.	6,608,751
517,300	L	NiSource, Inc.	10,790,878
43,100		Pinnacle West Capital Corp.	1,782,185
195,300		Progress Energy, Inc.	8,577,576
114,000	L	TECO Energy, Inc.	1,958,520
364,700		Xcel Energy, Inc.	6,732,362

			48,377,297

		Environmental Control: 0.8%
297,100		Waste Management, Inc.	9,016,985

			9,016,985

		Food: 2.4%
279,200		Campbell Soup Co.	8,311,784
33,000	L	ConAgra Foods, Inc.	669,240
202,100		General Mills, Inc.	9,967,572
137,000		McCormick & Co., Inc.	4,236,040
81,700		Sysco Corp.	2,536,785
36,900	@@	Unilever NV	2,514,728

			28,236,149

		Forest Products & Paper: 2.1%
570,293	L	International Paper Co.	19,167,548
199,800		MeadWestvaco Corp.	5,600,394

			24,767,942

		Healthcare — Products: 2.2%
185,700		Baxter International, Inc.	6,991,605
234,800	@	Boston Scientific Corp.	5,750,252
212,500		Johnson & Johnson	12,771,250

			25,513,107

		Home Furnishings: 0.6%
179,400	@@	Sony Corp. ADR	7,319,520

			7,319,520

		Household Products/ Wares: 2.0%
160,500		Avery Dennison Corp.	8,870,835
92,400		Fortune Brands, Inc.	7,209,048
126,400		Kimberly-Clark Corp.	7,539,760

			23,619,643

		Housewares: 0.9%
448,900	L	Newell Rubbermaid, Inc.	10,674,842

			10,674,842

		Insurance: 6.2%
139,100		American International Group, Inc.	9,490,793
74,900		Chubb Corp.	7,313,985
184,877		Lincoln National Corp.	9,804,027
663,300		Marsh & McLennan Cos., Inc.	21,066,408
86,600		Safeco Corp.	4,892,900
232,692		St. Paul Cos.	10,394,352
410,100	L	UnumProvident Corp.	9,329,775

			72,292,240

See Accompanying Notes to Financial Statements

167

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Machinery — Diversified: 1.1%
185,500		Deere & Co.	$12,634,405

			12,634,405

		Media: 8.1%
85,800	@	Cablevision Systems Corp.	2,013,726
415,543	@,L	Comcast Corp.	10,787,496
255,100	L	Dow Jones & Co., Inc.	9,053,499
118,900	@	EchoStar Communications Corp.	3,230,513
105,300	L	Knight-Ridder, Inc.	6,665,490
443,700	L	New York Times Co.	11,735,865
855,000		Time Warner, Inc.	14,911,200
361,200	L	Tribune Co.	10,929,912
491,400		Viacom, Inc.	16,019,640
398,900		Walt Disney Co.	9,561,633

			94,908,974

		Mining: 0.9%
283,900		Alcoa, Inc.	8,394,923
55,700	@@, L	Inco Ltd.	2,426,849

			10,821,772

		Miscellaneous Manufacturing: 6.6%
128,200	@	Cooper Industries Ltd.	9,358,600
317,100	L	Eastman Kodak Co.	7,420,140
69,100		Eaton Corp.	4,635,919
852,200		General Electric Co.	29,869,610
429,000		Honeywell International, Inc.	15,980,250
250,200		Pall Corp.	6,720,372
118,300	@@,L	Tyco International Ltd.	3,414,138

			77,399,029

		Oil & Gas: 7.6%
100,600		Amerada Hess Corp.	12,758,092
98,500		Anadarko Petroleum Corp.	9,332,875
158,224	@@,L	BP PLC ADR	10,161,145
371,590		ChevronTexaco Corp.	21,095,165
354,924		Exxon Mobil Corp.	19,936,081
263,200	@@	Royal Dutch Shell PLC ADR	16,184,168

			89,467,526

		Oil & Gas Services: 0.7%
79,300	L	Schlumberger Ltd.	7,703,995

			7,703,995

		Pharmaceuticals: 5.9%
171,000		Abbott Laboratories	6,742,530
454,500		Bristol-Myers Squibb Co.	10,444,410
102,800	L	Eli Lilly & Co.	5,817,452
520,300		Merck & Co., Inc.	16,550,743
375,200		Pfizer, Inc.	8,749,664
346,800	L	Schering-Plough Corp.	7,230,780
286,400		Wyeth	13,194,448

			68,730,027

		Real Estate Investment Trust: 0.4%
68,900	L	Simon Property Group LP	5,279,807

			5,279,807

		Retail: 2.7%
159,100		Home Depot, Inc.	6,440,368
188,300		McDonald’s Corp.	6,349,476
220,800		RadioShack Corp.	4,643,424
301,000		Wal-Mart Stores, Inc.	14,086,800

			31,520,068

		Semiconductors: 1.9%
227,600		Analog Devices, Inc.	8,164,012
290,700		Intel Corp.	7,255,872
202,900		Texas Instruments, Inc.	6,507,003

			21,926,887

		Software: 1.3%
583,500		Microsoft Corp.	15,258,525

			15,258,525

		Telecommunications: 8.0%
194,700		Alltel Corp.	12,285,570
724,903		AT&T, Inc.	17,752,874
405,300	@	Cisco Systems, Inc.	6,938,736
752,000	@,L	Lucent Technologies, Inc.	2,000,320
426,900		Motorola, Inc.	9,643,671
466,100	@@,L	Nokia OYJ ADR	8,529,630
1,795,000	@,L	Qwest Communications International, Inc.	10,141,750
519,500		Sprint Corp. — FON Group	12,135,520
67,800	@@,L	TELUS Corp.	2,729,628
46,200	@@	TELUS Corp. B-shares	1,892,814
317,650		Verizon Communications, Inc.	9,567,618

			93,618,131

		Toys/ Games/ Hobbies: 0.8%
590,600		Mattel, Inc.	9,343,292

			9,343,292

		Transportation: 2.1%
172,800		Norfolk Southern Corp.	7,746,624
217,600		Union Pacific Corp.	17,518,976

			25,265,600

		Total Common Stock (Cost $1,020,003,185)	1,117,286,603

PREFERRED STOCK: 0.2%
		Insurance: 0.2%
78,000		UnumProvident Corp.	2,316,150

			2,316,150

		Total Preferred Stock (Cost $1,950,000)	2,316,150

Principal
Amount			Value

CONVERTIBLE BOND: 0.2%
		Telecommunications: 0.2%
$2,070,000	L	Lucent Technologies, Inc., 8.000%, due 08/01/31	$2,111,400

		Total Convertible Bond (Cost $1,645,327)	2,111,400

		Total Long-Term Investments (Cost $1,023,598,512)	1,121,714,153

See Accompanying Notes to Financial Statements

168

PORTFOLIO OF INVESTMENTS
ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENT: 12.5%
	Securities Lending CollateralCC: 12.5%
$146,166,000	The Bank of New York Institutional Cash Reserves Fund	$146,166,000

	Total Short-Term Investments (Cost $146,166,000)	146,166,000

Total Investments In Securities (Cost $1,169,764,512)*	108.2%	$1,267,880,153
Other Assets and Liabilities-Net	(8.2)	(96,385,793)

Net Assets	100.0%	$1,171,494,360

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $1,178,419,069. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$140,986,698
Gross Unrealized Depreciation	(51,525,614)

Net Unrealized Appreciation	$89,461,084

See Accompanying Notes to Financial Statements

169

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 98.9%
		Advertising: 1.9%
25,422	@,L	Getty Images, Inc.	$2,269,422

			2,269,422

		Agriculture: 6.5%
36,190		Altria Group, Inc.	2,704,117
62,460		Monsanto Co.	4,842,524

			7,546,641

		Biotechnology: 2.0%
24,700	@,L	Genentech, Inc.	2,284,750

			2,284,750

		Commercial Services: 8.5%
41,500	@,L	Apollo Group, Inc.	2,509,090
26,700		Corporate Executive Board Co.	2,394,990
38,281	@,L	Iron Mountain, Inc.	1,616,224
29,040		Moody’s Corp.	1,783,637
41,860		Paychex, Inc.	1,595,703

			9,899,644

		Computers: 4.2%
28,400	@	Apple Computer, Inc.	2,041,676
93,575	@	Dell, Inc.	2,806,314

			4,847,990

		Diversified Financial Services: 3.5%
6,350	L	Chicago Mercantile Exchange	2,333,562
50,325		Countrywide Financial Corp.	1,720,612

			4,054,174

		Entertainment: 2.3%
86,150		International Game Technology	2,651,697

			2,651,697

		Healthcare — Products: 4.1%
12,200	@@	Alcon, Inc.	1,581,120
36,100		Dade Behring Holdings, Inc.	1,476,125
33,400	@	St. Jude Medical, Inc.	1,676,680

			4,733,925

		Healthcare — Services: 3.2%
60,050		UnitedHealth Group, Inc.	3,731,507

			3,731,507

		Home Builders: 1.5%
44,800		Pulte Homes, Inc.	1,763,328

			1,763,328

		Insurance: 5.0%
1,408	@	Berkshire Hathaway, Inc.	4,133,184
54,500		Marsh & McLennan Cos., Inc.	1,730,920

			5,864,104

		Internet: 17.2%
60,500	@,L	Amazon.com, Inc.	2,852,575
127,170	@,L	eBay, Inc.	5,500,103
13,850	@	Google, Inc.	5,745,811
50,000	@	Monster Worldwide, Inc.	2,041,000
99,600	@,L	Yahoo!, Inc.	3,902,328

			20,041,817

		Leisure Time: 5.2%
63,700	L	Carnival Corp.	3,406,039
51,300	L	Harley-Davidson, Inc.	2,641,437

			6,047,476

		Miscellaneous Manufacturing: 1.4%
55,000	@@,L	Tyco International Ltd.	1,587,300

			1,587,300

		Oil & Gas: 5.7%
43,500	@	Southwestern Energy Co.	1,563,390
91,570	@,L	Ultra Petroleum Corp.	5,109,606

			6,672,996

		Pipelines: 1.3%
20,100		Questar Corp.	1,521,570

			1,521,570

		Real Estate: 2.7%
61,500	@@	Brookfield Asset Management, Inc.	3,095,295

			3,095,295

		Retail: 9.6%
93,200		Costco Wholesale Corp.	4,610,604
76,125		Home Depot, Inc.	3,081,540
30,450	@,L	Sears Holding Corp.	3,517,889

			11,210,033

		Semiconductors: 1.5%
30,800	@,@@, L	Marvell Technology Group Ltd.	1,727,572

			1,727,572

		Software: 2.3%
51,300	@,L	Electronic Arts, Inc.	2,683,503

			2,683,503

		Telecommunications: 6.5%
164,000	@@,L	America Movil SA de CV ADR	4,798,640
57,400	@	Corning, Inc.	1,128,484
60,754	@,L	Crown Castle International Corp.	1,634,890

			7,562,014

		Transportation: 2.8%
43,090		CH Robinson Worldwide, Inc.	1,595,623
24,600	L	Expeditors International Washington, Inc.	1,660,748

			3,256,371

		Total Common Stock (Cost $96,587,928)	115,053,129

See Accompanying Notes to Financial Statements

170

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 22.3%
	U.S. Government Agency Obligations: 1.0%
$1,207,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$1,206,678

	Total U.S. Government Agency Obligations (Cost $1,206,678)	1,206,678

	Securities Lending CollateralCC: 21.3%
24,760,000	The Bank of New York Institutional Cash Reserves Fund	24,760,000

	Total Securities Lending Collateral (Cost $24,760,000)	24,760,000

	Total Short-Term Investments (Cost $25,966,678)	25,966,678

Total Investments In Securities (Cost $122,554,606)*	121.2%	$141,019,807
Other Assets and Liabilities-Net	(21.2)	(24,704,576)

Net Assets	100.0%	$116,315,231

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
*	Cost for federal income tax purposes is $122,741,291. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,184,445
Gross Unrealized Depreciation	(1,905,929)

Net Unrealized Appreciation	$18,278,516

See Accompanying Notes to Financial Statements

171

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 94.5%
		Aerospace/Defense: 2.1%
160,220	L	Northrop Grumman Corp.	$9,630,824
233,690		Raytheon Co.	9,382,654

			19,013,478

		Agriculture: 1.4%
168,010		Altria Group, Inc.	12,553,707

			12,553,707

		Auto Manufacturers: 0.9%
285,340	@@	Honda Motor Co., Ltd. ADR	8,266,300

			8,266,300

		Banks: 3.6%
294,630	L	Bank of America Corp.	13,597,175
158,060		PNC Financial Services Group, Inc.	9,772,850
176,180		State Street Corp.	9,767,419

			33,137,444

		Beverages: 2.3%
342,060		Coca-Cola Co.	13,788,439
120,540	@@,L	Diageo PLC ADR	7,027,482

			20,815,921

		Biotechnology: 1.1%
237,720	@,L	Chiron Corp.	10,569,031

			10,569,031

		Chemicals: 4.5%
738,440	@@	Bayer AG ADR	30,837,255
196,270		Dow Chemical Co.	8,600,551
73,844	@,@@	Lanxess	2,336,094

			41,773,900

		Commercial Services: 0.1%
72,947	@,L	CCE Spinco, Inc.	955,606

			955,606

		Computers: 0.9%
299,370		Hewlett-Packard Co.	8,570,963

			8,570,963

		Cosmetics/Personal Care: 1.0%
75,010		Avon Products, Inc.	2,141,536
125,720	L	Procter & Gamble Co.	7,276,673

			9,418,209

		Diversified Financial Services: 12.5%
904,870		Charles Schwab Corp.	13,274,443
482,100	L	Citigroup, Inc.	23,396,313
260,020		Freddie Mac	16,992,307
47,840		Goldman Sachs Group, Inc.	6,109,646
721,789		JPMorgan Chase & Co.	28,647,806
113,460	L	MBNA Corp.	3,080,439
358,110		Merrill Lynch & Co., Inc.	24,254,790

			115,755,744

		Electric: 3.2%
248,930	L	American Electric Power Co., Inc.	9,232,814
154,500	L	Entergy Corp.	10,606,424
191,740	L	FirstEnergy Corp.	9,393,343

			29,232,581

		Electronics: 0.4%
143,270	L	Applera Corp. — Applied Biosystems Group	3,805,251

			3,805,251

		Food: 3.3%
236,210	@@	Cadbury Schweppes PLC ADR	9,044,481
317,260	@@	Unilever NV	21,779,899

			30,824,380

		Healthcare — Products: 1.3%
128,320	L	Bausch & Lomb, Inc.	8,712,928
128,860	@	Boston Scientific Corp.	3,155,781

			11,868,709

		Insurance: 8.4%
24,690	@@	ACE Ltd.	1,319,434
240,200	@@	Aegon NV	3,920,064
150,410		Chubb Corp.	14,687,537
135,600		Cigna Corp.	15,146,519
104,950	L	Hartford Financial Services Group, Inc.	9,014,156
329,690		Marsh & McLennan Cos., Inc.	10,470,954
369,333		St. Paul Cos	16,498,105
92,110	@@,L	XL Capital Ltd.	6,206,372

			77,263,141

		Internet: 1.9%
1,019,500	@,L	Symantec Corp.	17,841,250

			17,841,250

		Media: 7.1%
594,610		Clear Channel Communications, Inc.	18,700,485
1,272,870		Time Warner, Inc.	22,198,852
333,350	@	Viacom, Inc.	10,867,210
572,330	L	Walt Disney Co.	13,718,750

			65,485,297

		Mining: 1.7%
289,000	L	Newmont Mining Corp.	15,432,600

			15,432,600

		Miscellaneous Manufacturing: 4.9%
647,400		General Electric Co.	22,691,371
193,360	@@	Ingersoll-Rand Co.	7,805,943
176,960	@@,L	Siemens AG ADR	15,146,006

			45,643,320

		Oil & Gas: 5.6%
202,900	@@,L	BP PLC ADR	13,030,238
234,650	L	ConocoPhillips	13,651,937
97,070		Exxon Mobil Corp.	5,452,422
238,310	@@	Royal Dutch Shell PLC ADR	14,653,682
93,880		Valero Energy Corp.	4,844,208

			51,632,487

		Oil & Gas Services: 1.9%
185,690	L	Schlumberger Ltd.	18,039,784
			18,039,784

		Pharmaceuticals: 12.6%
938,480		Bristol-Myers Squibb Co.	21,566,270
267,910	L	Eli Lilly & Co.	15,161,027
168,060	@@,L	GlaxoSmithKline PLC ADR	8,483,669
310,850	@@	Roche Holding AG ADR	23,267,464
248,850	@@	Sanofi-Synthelabo SA ADR	10,924,515

See Accompanying Notes to Financial Statements

172

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Pharmaceuticals (continued)
1,061,440	L	Schering-Plough Corp.	$22,131,024
313,950		Wyeth	14,463,677

			115,997,646

		Retail: 3.3%
163,600	@	Kohl’s Corp.	7,950,960
140,370		McDonald’s Corp.	4,733,276
114,360	@,L	Office Depot, Inc.	3,590,904
299,660		Wal-Mart Stores, Inc.	14,024,088

			30,299,228

		Semiconductors: 2.4%
480,880		Intel Corp.	12,002,764
757,850	L,@	Micron Technology, Inc.	10,086,984

			22,089,748

		Telecommunications: 6.1%
419,160	@@,L	France Telecom SA ADR	10,411,934
343,180		Motorola, Inc.	7,752,436
925,718		Sprint Corp. — FON Group	21,624,773
552,600		Verizon Communications, Inc.	16,644,312

			56,433,455

		Total Common Stock (Cost $741,135,357)	872,719,180

SHORT-TERM INVESTMENTS: 5.5%
		U.S. Government Agency Obligations: 5.5%
$51,000,000		Federal Home Loan Bank, 3.200%, due 01/03/06	$50,985,550

		Total U.S. Government Agency Obligations (Cost $50,985,550)	50,985,550

		Securities Lending CollateralCC: 15.2%
139,890,000		The Bank of New York Institutional Cash Reserves Fund	139,890,000

		Total Securities Lending Collateral (Cost $139,890,000)	139,890,000

		Total Short-Term Investments (Cost $190,875,550)	190,875,550

Total Investments In Securities (Cost $932,010,907)*	115.2%	$1,063,594,730
Other Assets and Liabilities-Net	(15.2)	(140,026,616)

Net Assets	100.0%	$923,568,114

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $936,984,292.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$143,660,005
Gross Unrealized Depreciation	(17,049,567)

Net Unrealized Appreciation	$126,610,438

See Accompanying Notes to Financial Statements

173

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN REAL ESTATE PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 91.7%
		Lodging: 11.8%
57,100	@@	Four Seasons Hotels, Inc.	$2,840,665
1,988,406		Hilton Hotels Corp.	47,940,469
49,471	@	Interstate Hotels & Resorts, Inc.	216,188
1,088,259		Starwood Hotels & Resorts Worldwide, Inc.	69,496,220

			120,493,542

		Real Estate: 5.2%
1,408,122	@@	Brookfield Properties Co.	41,438,014
308,420		Forest City Enterprises, Inc.	11,698,371

			53,136,385

		Real Estate Investment Trust: 74.7%
181,940		Acadia Realty Trust	3,647,897
505,540		AMB Property Corp.	24,857,402
113,740		American Campus Communities, Inc.	2,820,752
979,800		Archstone-Smith Trust	41,043,822
148,775		Arden Realty, Inc.	6,669,583
490,464		AvalonBay Communities, Inc.	43,773,912
634,130		Boston Properties, Inc.	47,008,057
364,335		Brandywine Realty Trust	10,168,590
203,790		BRE Properties	9,268,369
39,560		CarrAmerica Realty Corp.	1,369,963
102,700		Cedar Shopping Centers, Inc.	1,444,989
35,100		CentraCore Properties Trust	943,137
70,800		Developers Diversified Realty Corp.	3,329,016
253,461		Equity Lifestyle Properties, Inc.	11,279,015
786,851		Equity Office Properties Trust	23,865,191
1,086,698		Equity Residential	42,511,626
222,860		Essex Property Trust, Inc.	20,547,692
402,640		Federal Realty Investment Trust	24,420,116
241,445		General Growth Properties, Inc.	11,345,501
24,470		Heritage Property Investment Trust	817,298
3,400		Hersha Hospitality Trust	30,634
27,780		Highwoods Properties, Inc.	790,341
2,807,385		Host Marriott Corp.	53,199,946
703,380	@@	Legacy Hotels Real Estate Investment Trust	4,818,219
133,100		Liberty Property Trust	5,703,335
409,930		Macerich Co.	27,522,700
627,551		Mack-Cali Realty Corp.	27,110,203
694,625	@	Meristar Hospitality Corp.	6,529,475
13,854		Mills Corp.	581,037
29,200		Pan Pacific Retail Properties, Inc.	1,953,188
89,195		Parkway Properties, Inc./ Md	3,580,287
443,060		Post Properties, Inc.	17,700,247
232,260		Prentiss Properties Trust	9,448,337
327,869		Prologis	15,318,040
109,245		PS Business Parks, Inc.	5,374,854
425,792		Public Storage, Inc.	28,834,634
29,300		Ramco-Gershenson Properties	780,845
417,785		Reckson Associates Realty Corp.	15,031,904
605,155		Regency Centers Corp.	35,673,887
254,200	@	Republic Property Trust	3,050,400
355,686		Shurgard Storage Centers, Inc.	20,170,953
1,161,059		Simon Property Group LP	88,971,951
215,755		SL Green Realty Corp.	16,481,524
271,820		Taubman Centers, Inc.	9,445,745
663,540		Trizec Properties, Inc.	15,208,337
108,090		United Dominion Realty Trust, Inc.	2,533,630
202,175		Vornado Realty Trust	16,875,547

			763,852,127

		Total Common Stock (Cost $711,519,453)	937,482,054

PREFERRED STOCK: 0.0%
		Real Estate Investment Trust: 0.0%
7,305		Simon Property Group LP	469,712

		Total Preferred Stock (Cost $391,183)	469,712

		Total Long-Term Investments (Cost $711,910,636)	937,951,765

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 6.8%
	U.S. Government Agency Obligations: 6.8%
$69,004,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$68,985,599

	Total U.S. Government Agency Obligations (Cost $68,985,599)	68,985,599

Total Investments In Securities (Cost $780,896,235)*	98.5%	$1,006,937,364
Other Assets and Liabilities-Net	1.5	15,340,581

Net Assets	100.0%	$1,022,277,945

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $779,782,348. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$227,918,002
Gross Unrealized Depreciation	(762,986)

Net Unrealized Appreciation	$227,155,016

174

PORTFOLIO OF INVESTMENTS
ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO
(FORMERLY, ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO)
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 97.7%
		Aerospace/Defense: 3.3%
235,000		Raytheon Co.	$9,435,250

			9,435,250

		Banks: 0.2%
31,276	L	First Financial Bancorp	547,956

			547,956

		Beverages: 3.4%
510,000		Coca-Cola Enterprises, Inc.	9,776,700

			9,776,700

		Biotechnology: 0.2%
6,200	@,L	Biogen Idec, Inc.	281,046
800	@	Chiron Corp.	35,568
2,300	@,L	Millipore Corp.	151,892

			468,506

		Chemicals: 2.7%
695,000	@,L	Hercules, Inc.	7,853,500

			7,853,500

		Commercial Services: 0.2%
10,500	@,L	BearingPoint, Inc.	82,530
39,625	@	CCE Spinco, Inc.	519,088
2,100		ServiceMaster Co.	25,095

			626,713

		Computers: 2.7%
328,000	L	Electronic Data Systems Corp.	7,885,120

			7,885,120

		Diversified Financial Services: 0.0%
2,000		Janus Capital Group, Inc.	37,260
1,500		Waddell & Reed Financial, Inc.	31,455

			68,715

		Electric: 0.0%
2,000	L	CenterPoint Energy Resources Corp.	25,700
1,000		DTE Energy Co.	43,190
1,200	L	NiSource, Inc.	25,032

			93,922

		Environmental Control: 3.2%
300,400		Waste Management, Inc.	9,117,140

			9,117,140

		Food: 15.8%
85,300		Albertson’s, Inc.	1,821,155
1,900		Campbell Soup Co.	56,563
300,000	L	ConAgra Foods, Inc.	6,084,000
1,142,000		Del Monte Foods Co.	11,911,060
1,150,000	@,@@	Koninklijke Ahold NV ADR	8,659,500
660,000	@	Kroger Co.	12,460,800
194,000	L	Sara Lee Corp.	3,666,600
25,400	@,L	Smithfield Foods, Inc.	777,240
9,600	L	Tyson Foods, Inc.	164,160

			45,601,078

		Forest Products & Paper: 3.5%
47,000		International Paper Co.	1,579,670
299,400		MeadWestvaco Corp.	8,392,182

			9,971,852

		Gas: 3.3%
270,000		KeySpan Corp.	9,636,300

			9,636,300

		Healthcare — Services: 0.0%
600	@	Triad Hospitals, Inc.	23,538

			23,538

		Housewares: 0.0%
300		Newell Rubbermaid, Inc.	7,134

			7,134

		Insurance: 5.8%
1,400	@,L	Conseco, Inc.	32,438
1,000		Marsh & McLennan Cos., Inc.	31,760
267,100	L	Ohio Casualty Corp.	7,564,272
4,300		Safeco Corp.	242,950
356,800	@@,L	Scottish Re Group Ltd.	8,759,440

			16,630,860

		Internet: 2.8%
149,700	@,L	Expedia, Inc.	3,586,812
161,200	@,L	InterActive Corp.	4,563,572

			8,150,384

		Machinery — Diversified: 0.0%
1,400	@,L	AGCO Corp.	23,198

			23,198

		Media: 20.5%
317,000		Clear Channel Communications, Inc.	9,969,650
710,000	@,L	Cumulus Media, Inc.	8,811,100
10,000	@	Gemstar-TV Guide International, Inc.	26,100
665,000	@,L	Radio One, Inc.	6,882,750
900,000	L	Reader’s Digest Association, Inc.	13,698,000
1,145,000	@,L	Spanish Broadcasting Systems, Inc.	5,850,950
340,000	@	Viacom, Inc.	8,670,000
325,200		Westwood One, Inc.	5,300,760

			59,209,310

		Mining: 5.0%
1,000	@@,L	Anglogold Ashanti Ltd. ADR	49,330
224,000	@@,L	Barrick Gold Corp.	6,242,880
3,800	@,@@	Harmony Gold Mining Co. Ltd. ADR	49,590
355,000	@@,L	Placer Dome, Inc.	8,140,150

			14,481,950

		Miscellaneous Manufacturing: 1.9%
210,000		Pall Corp.	5,640,600

			5,640,600

		Oil & Gas Services: 11.0%
208,000	@	Cooper Cameron Corp.	8,611,200
198,300	@	FMC Technologies, Inc.	8,511,036
644,000	@,L	Hanover Compressor Co.	9,086,840
88,000	@,L	National-Oilwell, Inc.	5,517,600

			31,726,676

		Pharmaceuticals: 8.5%
269,000		Bristol-Myers Squibb Co.	6,181,620
262,500	@,L	ImClone Systems, Inc.	8,988,000
400,000		Pfizer, Inc.	9,328,000

			24,497,620

See Accompanying Notes to Financial Statements

175

PORTFOLIO OF INVESTMENTS
ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO
(FORMERLY, ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO)
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Semiconductors: 1.4%
135,000	@,L	Cabot Microelectronics Corp.	$3,959,550

			3,959,550

		Software: 1.4%
139,000		Computer Associates International, Inc.	3,918,410

			3,918,410

		Telecommunications: 0.9%
2,200	@,L	IDT Corp.	25,740
890,500	@,@@	Nortel Networks Corp.	2,724,930

			2,750,670

		Total Common Stock (Cost $281,649,823)	282,102,651

Principal
Amount		Value

SHORT-TERM INVESTMENT: 26.5%
	Securities Lending CollateralCC: 26.5%
$76,450,000	The Bank of New York Institutional Cash Reserves Fund	$76,450,000

	Total Short-Term Investments (Cost $76,450,000)	76,450,000

Total Investments In Securities (Cost $358,099,823)*	124.2%	$358,552,651
Other Assets and Liabilities-Net	(24.2)	(69,889,966)

Net Assets	100.0%	$288,662,685

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $358,225,628. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,353,106
Gross Unrealized Depreciation	(13,026,083)

Net Unrealized Appreciation	$327,023

See Accompanying Notes to Financial Statements

176

PORTFOLIO OF INVESTMENTS
ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 100.7%
		Aerospace/ Defense: 0.0%
100	@	Herley Industries, Inc.	$1,651

			1,651

		Apparel: 0.9%
500		Russell Corp.	6,730
2,300	@,@@	Tommy Hilfiger	37,352

			44,082

		Banks: 1.7%
4,700		First Financial Bancorp	82,344

			82,344

		Beverages: 2.4%
4,500		Coca-Cola Enterprises, Inc.	86,265
16,600	@	Vermont Pure Holdings Ltd.	29,714

			115,979

		Biotechnology: 4.1%
100		Cambrex Corp.	1,877
29,300	@	Diversa Corp.	140,640
2,000	@	Martek Biosciences Corp.	49,220
7,600	@	XOMA Ltd.	12,160

			203,897

		Building Materials: 1.2%
6,600		Comfort Systems USA, Inc.	60,720

			60,720

		Chemicals: 3.1%
13,400	@	Hercules, Inc.	151,420

			151,420

		Commercial Services: 2.4%
46,000		Hooper Holmes, Inc.	117,300

			117,300

		Computers: 6.4%
16,300	@	Ciber, Inc.	107,580
13,400	@	InFocus Corp.	53,734
7,500	@	Mercury Computer Systems, Inc.	154,725

			316,039

		Electric: 0.1%
200		Idacorp, Inc.	5,860

			5,860

		Electrical Components & Equipment: 1.9%
15,400	@	GrafTech Intl. Ltd.	95,788

			95,788

		Electronics: 0.0%
100	@	Planar Systems, Inc.	837

			837

		Energy — Alternate Sources: 4.0%
17,800	@	FuelCell Energy, Inc.	150,766
9,500	@	Plug Power, Inc.	48,735

			199,501

		Entertainment: 2.8%
20,700	@	Lakes Entertainment, Inc.	137,655

			137,655

		Environmental Control: 0.6%
1,100	@	Casella Waste Systems, Inc.	14,069
600	@	Clean Harbors, Inc.	17,286

			31,355

		Food: 5.8%
11,100		American Italian Pasta Co.	75,480
15,200		Del Monte Foods Co.	158,536
4,400	@	Wild Oats Markets, Inc.	53,152

			287,168

		Forest Products & Paper: 0.2%
1,300	@	Buckeye Technologies, Inc.	10,465

			10,465

		Gas: 3.1%
4,300		KeySpan Corp.	153,467

			153,467

		Healthcare — Products: 6.5%
21,400	@	Orthologic Corp.	104,860
2,600		Vital Signs, Inc.	111,332
4,200	@	Zoll Medical Corp.	105,798

			321,990

		Healthcare — Services: 0.3%
5,500	@	Radiologix, Inc.	16,775

			16,775

		Insurance: 6.3%
8,200		Crawford & Co.	47,560
4,100		Ohio Casualty Corp.	116,112
6,100	@@	Scottish Re Group Ltd.	149,755

			313,427

		Internet: 0.0%
100	@	S1 Corp.	435

			435

		Lodging: 1.1%
5,400	@	MTR Gaming Group, Inc.	56,214

			56,214

		Machinery — Diversified: 0.6%
100	@	AGCO Corp.	1,657
1,200		Robbins & Myers, Inc.	24,420
100		Tennant Co.	5,200

			31,277

		Media: 15.4%
12,800	@	Cumulus Media, Inc.	158,848
9,300	@	New Frontier Media, Inc.	60,729
100	@	Playboy Enterprises, Inc.	1,389
9,000	@	Radio One, Inc.	93,150
10,800		Reader’s Digest Association, Inc.	164,376
8,700	@	Regent Communications, Inc.	40,368
23,400	@	Spanish Broadcasting Systems, Inc.	119,574
7,400		Westwood One, Inc.	120,620

			759,054

		Metal Fabricate/ Hardware: 0.5%
700		Valmont Industries, Inc.	23,422

			23,422

See Accompanying Notes to Financial Statements

177

PORTFOLIO OF INVESTMENTS
ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Mining: 3.3%
5,600	@@,L	Barrick Gold Corp.	$156,072
100	@,@@	Glamis Gold Ltd.	2,748
100	@@	Gold Fields Ltd. ADR	1,763
100	@@	GoldCorp, Inc.	2,228

			162,811

		Miscellaneous Manufacturing: 0.5%
2,700	@	Lydall, Inc.	22,005

			22,005

		Oil & Gas Services: 6.6%
3,900	@	FMC Technologies, Inc.	167,388
11,100	@	Hanover Compressor Co.	156,621

			324,009

		Pharmaceuticals: 5.3%
3,200	@	ImClone Systems, Inc.	109,568
1,400	@	Trimeris, Inc.	16,086
45,700	@	Vivus, Inc.	135,272

			260,926

		Retail: 1.0%
5,000	@	Buca, Inc.	27,250
2,500	@	Rubio’s Restaurants, Inc.	23,500

			50,750

		Semiconductors: 4.8%
5,000	@	Cabot Microelectronics Corp.	146,650
5,400	@	Ultratech, Inc.	88,668

			235,318

		Software: 1.7%
5,900	@,@@	Open Text Corp.	83,249

			83,249

		Telecommunications: 6.1%
29,200	@	C-COR.net Corp.	141,912
15,200	@	Mastec, Inc.	159,144

			301,056

		Total Common Stock (Cost $5,108,127)	4,978,246

Total Investments In Securities (Cost $5,108,127)*	100.7%	$4,978,246
Other Assets and Liabilities-Net	(0.7)	(36,092)

Net Assets	100.0%	$4,942,154

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$88,271
Gross Unrealized Depreciation	(218,152)

Net Unrealized Depreciation	$(129,881)

See Accompanying Notes to Financial Statements

178

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2005 were as follows:

Fund Name	Type	Per Share Amount

ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.3567
Class I	NII	$0.3732
Class S	NII	$0.3256
Class S2	NII	$0.3258
All Classes	STCG	$0.0503
All Classes	LTCG	$0.8185
ING UBS U.S. Allocation Portfolio
Class S	NII	$0.1252
Class S2	NII	$0.1269
ING Templeton Global Growth Portfolio
Class S	NII	$0.0920
Class S2	NII	$0.0943
ING Van Kampen Global Franchise Portfolio
Class S	NII	$0.0269
Class S2	NII	$0.0185
All Classes	STCG	$0.0314
All Classes	LTCG	$0.1073
ING Capital Guardian Small/ Mid Cap Portfolio
Class S	NII	$0.0197
Class S2	NII	$0.0192
ING Capital Guardian U.S. Equities Portfolio
Class S	NII	$0.0505
Class S2	NII	$0.0430
ING FMRSM Diversified Mid Cap Portfolio
Class S and S2	STCG	$0.4591
Class S and S2	LTCG	$0.5150
ING FMRSM Earnings Growth Portfolio
Class I	NII	$0.0185
Class S	NII	$0.0128
All Classes	STCG	$0.0236
ING Global Resources Portfolio
Class I	NII	$0.1710
Class S	NII	$0.1425
Class S2	NII	$0.1427
All Classes	STCG	$0.1860
All Classes	LTCG	$0.7174
ING Goldman Sachs TollkeeperSM Portfolio
All Classes	LTCG	$0.3797
ING Lord Abbett Affiliated Portfolio
Class I	NII	$0.1684
Class S	NII	$0.1407
Class S2	NII	$0.1420
ING Mercury Large Cap Value Portfolio
All Classes	LTCG	$0.0008
ING Salomon Brothers All Cap Portfolio
Class S	NII	$0.0636
Class S2	NII	$0.0726
ING T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.1746
Class I	NII	$0.1847
Class S	NII	$0.1578
Class S2	NII	$0.1528
All Classes	STCG	$0.0672
All Classes	LTCG	$0.2551
ING Van Kampen Equity Growth Portfolio
Class I	NII	$0.0557
Class S	NII	$0.0353
Class S2	NII	$0.0267
ING Van Kampen Growth and Income Portfolio
Class ADV	NII	$0.2523
Class S	NII	$0.2635
Class S2	NII	$0.2632
ING Van Kampen Real Estate Portfolio
Class I	NII	$0.3475
Class S	NII	$0.3105
Class S2	NII	$0.2950
All Classes	STCG	$0.0826
All Classes	LTCG	$0.7803
ING Wells Fargo Mid Cap Disciplined Portfolio
Class S	NII	$0.0930
Class S2	NII	$0.0911

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2005, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING T. Rowe Price Capital Appreciation Portfolio	90.98%
ING UBS U.S. Allocation Portfolio	76.13%
ING Templeton Global Growth Portfolio	66.46%
ING Van Kampen Global Franchise Portfolio	21.15%
ING Capital Guardian Small/ Mid Cap Portfolio	100.00%
ING Capital Guardian U.S. Equities Portfolio	100.00%
ING FMRSM Diversified Mid Cap Portfolio	7.01%
ING FMRSM Earnings Growth Portfolio	49.29%
ING Global Resources Portfolio	34.49%
ING Lord Abbett Affiliated Portfolio	99.94%
ING Salomon Brothers All Cap Portfolio	100.00%
ING T. Rowe Price Equity Income Portfolio	100.00%
ING Van Kampen Equity Growth Portfolio	99.54%
ING Van Kampen Growth and Income Portfolio	99.99%
ING Van Kampen Real Estate Portfolio	2.46%
ING Wells Fargo Mid Cap Disciplined Portfolio	100.00%

179

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2005:

	Foreign Taxes	Per Share
	Paid	Amount

ING Templeton Global Growth Portfolio	$402,980	$0.0142
ING Van Kampen Global Franchise Portfolio	$244,440	$0.0121
ING Global Resources Portfolio	$211,922	$0.0105

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

180

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 — Present	Executive Director, The Mark Twain House & Museum(2) (September 1989 — Present).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	1997 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	1997 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 2005 — Present	President and Chief Executive Officer International Insurance Society (June 2001 — Present). Formerly, Executive Vice President, Frontier Insurance Group, Inc. (September 1998 — March 2001).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002 — Present	Retired.

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Chairman and Trustee	February 2002 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	1994 — Present	President, Springwell Corporation (March 1989 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	172	None
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	None
R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	172	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	172	Assured Guaranty Ltd. (November 2003 — Present).
Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	172	BestPrep (September 1991 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	172	JDA Software Group, Inc. (January 1999 — Present); Swift Transportation Co. (March 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	172	Progressive Capital Accumulation Trust (August 1998 — Present); Principled Equity Market Trust (November 1996 — Present), Mercy Endowment Foundation (September 1995 — Present); Asian American Bank and Trust Company (June 1992 — Present) and Notre Dame Health Care Center (July 1991 — Present)
Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	AmeriGas Propane, Inc. (January 1998 — Present).

181

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 — Present	Retired. Formerly, Vice President — Finance and Administration, The Channel Corporation (June 1996 — April 2002). Formerly, Trustee, First Choice Funds (February 1997 — April 2001).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	February 2002 — Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 — Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 — December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 — December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 — September 2001).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	Touchstone Consulting Group (June 1997 — Present) and Jim Henson Legacy (April 1994 — Present).

Trustees who are “Interested Persons”:
Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	212	Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 — Present).
John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	212	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

182

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	President and Chief Executive Officer Chief Operating Officer	March 2003 — Present March 2003 — Present	President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 — Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 — December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 47	Executive Vice President	March 2003 — Present	Executive Vice President (December 2001 — Present) and formerly Chief Compliance Officer, ING Investments, LLC (October 2004 — December 2005), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 55	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present) and Chief Investment Risk Officer (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 50	Chief Compliance Officer	January 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and ING Investment LLC and Directed Services, Inc. (January 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director, Financial Reporting, ING Investments, LLC (March 2001 — September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 — January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	January 2003 — Present May 1999 — Present	Senior Vice President (August 1999 — Present) and Assistant Secretary (October 2001 — Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 41	Senior Vice President	November 2003 — Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 — January 2001).

183

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 38	Vice President and Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President, ING Investments, LLC (February 2003 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Mary Bea Wilkinson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2003 — Present	Head of Strategic Relationships, ING U.S. Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden America Life Insurance Company of New York (1997 — 2000).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 47	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President	March 2005 — Present	Vice President, ING Fund Services, LLC (April 2005 — Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 — April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 — April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 — March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 29	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Assistant Vice President	September 2004 — Present	Assistant Vice President, ING Funds Services, LLC (August 2004 — Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

184

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 32	Assistant Secretary	September 2004 — Present	Supervisor, Board Operations, ING Funds Services, LLC (August 2003 — Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 — August 2003); Associate, PricewaterhouseCoopers (January 2001 — August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 — December 2000).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

185

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the Investment Management Agreements and Advisory Contracts (the “Advisory Contracts”) between Directed Services, Inc. or the ING Investments, LLC (the “Adviser”) and the Portfolios and the Portfolio Management Agreements and Sub-Advisory Contracts (“Sub-Advisory Contracts”) with the sub-advisers to the Portfolios (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing Advisory and Sub-Advisory Contracts and to approve new advisory arrangements. Among the measures the Board implemented was to: retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Portfolios’ Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Portfolio-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review

186

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of Advisory and Sub-Advisory Contracts. Certain of this information for a representative sample of Funds in the ING Funds complex was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of each Portfolio. The Investment Review Committees also meet regularly with the Adviser and periodically with the Portfolios’ Sub-Advisers. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information about the Adviser and Sub-Advisers to the Portfolios provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Portfolio that provide information about the performance and expenses of the Portfolio and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Form ADV for the Adviser and each Sub-Adviser to the Portfolios; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

For each Portfolio except ING Stock Index Portfolio, the Portfolio’s Class I shares were used for purposes of certain comparisons to the funds in the Selected Peer Group. Class S shares were selected, as general matter, so that the Portfolio class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. Class I was selected for ING Stock Index Portfolio because it is the only class available for comparison for this Portfolio. The mutual funds chosen for inclusion in a Portfolio’s Selected Peer group were selected based upon criteria designed to mirror the Portfolio class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board considered the techniques that the Adviser developed, in response to the direction of the Board, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Portfolios. The Board also noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and Committee members with their assessment of the investment performance of the Portfolios. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key

187

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

factors underlying investment performance for the Portfolios.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers, and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes intended to assist performance of the Portfolios. These changes have historically included modifications in personnel responsible for managing a Portfolio and/or changes in the Sub-Adviser to a Portfolio.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of such Funds, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the Portfolios through re-negotiated arrangements with the Portfolios’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the Fund complex more efficient by reducing the number of Portfolios through reorganizations of similar Portfolios.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board evaluated the Adviser’s and Sub-Advisers’ regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. For larger Portfolios, the Board also considered the adequacy of the resources committed to the Portfolios by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of larger Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to the Portfolio’s shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Portfolio FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will

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be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Portfolios. For Portfolios that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

Information about Services to Other Clients

The Board requested, and in many instances received and, if so, considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Portfolios, the Board considered the underlying rationale provided by the Adviser and Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their examination of advisory fees, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to

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implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in expense caps or management fee rates; the addition of further breakpoints to fee schedules; reductions in 12b-1 fees payable by a Portfolio; the merger of certain Portfolios with and into comparable Portfolios; changes to the Sub-Adviser or portfolio manager managing a Portfolio; and enhancements to the resources available to a Sub-Adviser when managing a Portfolio. The Independent Trustees requested these adjustments largely on the basis of: (a) a Portfolio’s performance, as compared to its Selected Peer Group; (b) the performance of a Portfolio, as compared to its benchmarks; or (c) a Portfolio’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentive to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Portfolio below and, in the case of non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods; (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-, three-, five- and ten-year periods and underperformed its primary benchmark for the most recent calendar quarter; and (3) the Portfolio is ranked in the first (highest) quintile for the year-to-date, one-, three-, five- and ten-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Capital Appreciation Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and equal to the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING UBS U.S. Allocation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date and one-year periods, except it underperformed for the three-year period; and (2) the Portfolio is ranked in the third quintile for the three-year period and in the first (highest) quintile for the most recent calendar quarter, year-to-date and one-year periods. In analyzing this performance data, the Board took into account that the Portfolio’s investment strategy was revised in April 2004, and since then its performance had improved.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING UBS U.S. Allocation Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING UBS U.S. Allocation Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s investment strategy was changed in 2004 and since then more recent performance had improved, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess Portfolio performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Global Growth Portfolio (formerly, ING Capital Guardian Managed Global Portfolio)

New Sub-Advisory Contract

At its September 15, 2005 meeting, the Board approved a new Sub-Advisory Contract with Templeton Global Advisors Limited (“Templeton”) under which Templeton would serve as Sub-Adviser to ING Templeton Global Growth Portfolio (formerly, ING Capital Guardian Managed Global Portfolio). The new Sub-Advisory Contract with Templeton became effective on December 5, 2005.

The information provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with Templeton included the following: (1) a memorandum discussing: (a) management’s rationale for recommending a change in Sub-Adviser to the Portfolio, (b) the reasons Management recommended that Templeton replace Capital Guardian Trust Company (“Capital Guardian”) as the Portfolio’s Sub-Adviser, and (c) the performance of Templeton in managing its proprietary fund in a manner substantially similar to that in which Templeton would manage the Portfolio, with such performance being compared against appropriate benchmarks, Morningstar Category Average, and proposed Selected Peer Group; (2) FACT sheets for the Portfolio that provided information about the performance of Templeton’s similarly-managed proprietary fund and the performance of the Portfolio’s proposed Selected Peer Group; (3) Templeton’s responses to inquiries from counsel to the Independent Trustees; (4) supporting documentation, including copies of the proposed form of Sub-Advisory Contract with Templeton; (5) an analysis regarding the effect that the proposed Sub-Adviser change would have on the Adviser’s profitability; and (6) other information relevant to the Board’s evaluation.

In reaching a decision to engage Templeton as Sub-Adviser to the Portfolio, the Board, including a majority of the Independent Trustees, considered the performance of Templeton’s comparable proprietary fund for year-to-date, and one-year, three-year and five-year periods ended June 30, 2005. In addition, the Board evaluated and discussed other factors,

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including, but not limited to, the following: (1) the process employed by Templeton in managing global investments; (2) the Adviser’s view of the reputation of Templeton as a global growth manager; (3) the nature and quality of the services to be provided by Templeton under the proposed Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Templeton, including its management team’s expertise in the management of its similarly-managed proprietary fund, and Templeton’s fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided; (6) the costs for the services to be provided by Templeton, including that Templeton would charge a fee with breakpoints that is lower than the fee payable by the Adviser to Capital Guardian and that this sub-advisory fee would be computed based upon the aggregated assets of the Portfolio and ING Templeton Foreign Portfolio, another fund in the ING Funds line-up that is managed by an affiliate of Templeton; (7) Templeton’s operations and compliance program, and its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Portfolio’s Chief Compliance Officer; (8) Templeton’s financial condition; (9) the appropriateness of the selection of Templeton and the employment of a new investment strategy for the Portfolio, in light of the Portfolio’s investment objective and its current and prospective investor base; and (10) Templeton’s Code of Ethics and related procedures for complying with the Code. The Board also considered the management fee to be retained by the Adviser for its oversight and monitoring services that will be provided to the Portfolio, including that the advisory fees payable by the Portfolio would be reduced, effective upon the effectiveness of the new sub-advisory arrangement with Templeton.

After its deliberation, the Board reached the following conclusions: (1) Templeton is qualified to manage the Portfolio’s assets in accordance with its investment objective and the proposed investment strategy; (2) the new investment strategy is appropriate for pursuing the Portfolio’s investment objective and is consistent with the interests of current and prospective investors in the Portfolio; (3) the sub-advisory fee rate payable by the Adviser to Templeton is reasonable in the context of all factors considered by the Board; (4) Templeton maintains an appropriate compliance program and compliance procedures reasonably designed to assure compliance with the Federal securities laws, with this conclusion based upon representations from the Portfolio’s Chief Compliance Officer; (5) the economies of scale benefits from Templeton’s breakpointed sub-advisory fee would inure to the benefit of the Adviser, which would share these benefits with Portfolio shareholders by reducing the advisory fee payable by the Portfolio by four basis points at each breakpoint level; and (6) taking into account the sub-advisory fees payable by the Adviser to Templeton, the amount of advisory fee retained by the Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract with Templeton. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

Renewal of Advisory and Sub-Advisory Arrangements

The Board considered renewing the Advisory Contract with the Adviser and the Sub-Advisory Contract with Capital Guardian, the former Sub-Adviser to ING Templeton Global Growth Portfolio (formerly, ING Capital Guardian Managed Global Portfolio), at its November meeting. The Board considered that, if it did not renew the Sub-Advisory Contract with Capital Guardian, the contract would terminate prior to December 5, 2005, the date on which Templeton was to assume day-to-day management of the Portfolio.

In considering whether to approve the renewal of the Advisory Contract with the Adviser and the Sub-Advisory Contract with Capital Guardian for the Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for most periods presented, except the three-year period; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio was ranked in the fifth (lowest) quintile for the one-year period, in the fourth quintile for the year-to-date and the five-year periods, and the third quintile for the most recent calendar quarter and the three-year periods.

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In analyzing this performance data, the Board took into account that, to address concerns about recent underperformance, in December 2005 Templeton would replace Capital Guardian as Sub-Adviser to the Portfolio, and will assume responsibility for the day-to-day management of the Portfolio.

In considering the fees payable under the Advisory Contract with the Adviser and Sub-Advisory Contract with Capital Guardian for ING Capital Guardian Managed Global Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Capital Guardian Managed Global Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations that the management fee would be lowered by four basis points at each breakpoints level in connection with the Sub-Adviser change, which was scheduled to occur on December 5, 2005.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s new management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) appropriate actions are being taken to enhance the Portfolio’s performance, including a change in Sub-Adviser and strategy. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Global Franchise Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year period; and (3) the Portfolio is ranked in the second quintile for the three-year period, in the third quintile for the most recent calendar quarter and one-year periods, and in the first (highest) quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Global Franchise Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Van Kampen Global Franchise Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING AllianceBernstein Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING AllianceBernstein Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and the three- and five-year periods, but underperformed its Morningstar category median and its primary benchmark for the year-to-date and one-year periods; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the year-to-date and one-year periods, in the first (highest) quintile for the most recent calendar quarter and three-year periods and the second quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING AllianceBernstein Mid Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Capital Guardian Small/ Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Capital Guardian Small/ Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and one-, three- and five-year periods; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the one-, three-and five year periods and in the third quintile for the most recent calendar quarter. In analyzing this performance data, the Board also considered that, in April 2005, the Sub-Adviser restructured the Portfolio’s portfolio management team and investment strategy in order to enhance performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Capital Guardian Small/ Mid Cap Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Capital Guardian Small/ Mid Cap Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in April 2005, the Sub-Adviser made changes to the portfolio management team managing the Portfolio and modified the Portfolio’s investment strategy in an effort to enhance performance, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess whether performance improves as a result of the changes that have been implemented; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions

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and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Capital Guardian U.S. Equities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Capital Guardian U.S. Equities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the year-to-date and one-year periods; (2) the Portfolio outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, the three-year and the five-year periods; and (3) the Portfolio is ranked in the fifth (lowest) quintile for the year-to-date and one-year periods, and in the second quintile for the three- and five-year periods.

In analyzing this performance data, the Board also took into consideration that although the Portfolio has underperformed over shorter-term periods, the Sub-Adviser’s longer-term returns have been reasonable. The Board also took into account Management’ representations that it would continue to closely monitor the Portfolio and would work with the Sub-Adviser to improve performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Capital Guardian U.S. Equities Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING FMRSM Diversified Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING FMRSM Diversified Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the year-to-date and one- and three-year periods but underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter; and (2) the Portfolio is ranked in the first (highest) quintile for the one-year period, and in the second quintile for the year-to-date and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING FMRSM Diversified Mid Cap Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense

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ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING FMRSM Earnings Growth Portfolio

At its November 10, 2004 meeting, the Board considered and approved the creation and launch of ING FMRSM Earnings Growth Portfolio. The Board also approved the plans and agreements, including Advisory and Sub-Advisory Contracts, necessary to establish the new Portfolio.

In considering the approval of the advisory arrangements for ING FMRSM Earnings Growth Portfolio, the Board considered several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolio under the Advisory Contract and the Adviser’s experience as a manager-of-mangers overseeing portfolio managers; (2) the nature and quality of the services to be provided by Fidelity Management & Research Company (“Fidelity”) under the Sub-Advisory Contract; (3) the Adviser’s reputation within the industry; (4) the fairness of the compensation under the Advisory Contract in light of the services provided to the Portfolio and the Adviser’s profitability when the payment of sub-advisory fees to Fidelity is taken into account; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser and Fidelity; (6) the estimated expenses to be borne by shareholders; and (7) the Adviser’s and Fidelity’s compliance capabilities, as demonstrated by, among other things, their respective policies and procedures designed to prevent violations of the Federal securities laws.

In its discussions on the Advisory Contract, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling. The Board determined, among other things, that: (1) the management fee payable to the Adviser by ING FMRSM Earnings Growth Portfolio is competitive with that of its proposed Selected Peer Group; and (2) the projected expense ratio for ING FMRSM Earnings Growth Portfolio is competitive with that of its proposed Selected Peer Group.

In reviewing the Sub-Advisory Contract with Fidelity, the Board also considered the following: (1) the Adviser’s view of the reputation of Fidelity; (2) the nature and quality of the services provided by Fidelity; (3) the fairness of the compensation under the Sub-Advisory Contract in light of the service to be provided and the profitability of Fidelity; (4) prior performance of Fidelity’s proprietary mutual fund, which has investment objectives and strategies to comparable to those of ING FMRSM Earnings Growth Portfolio, compared to its proposed Selected Peer Group, the Lipper Large Cap Growth Funds Category Average, the Morningstar Large Growth Category Average and the Russell 1000 Growth Index; (5) Fidelity’s ability to fill a desired product gap in the ING mutual funds line-up and to provide adequate capacity in the large cap growth sector to handle future asset flows into ING FMRSM Earnings Growth Portfolio; (6) the benefits of expanding on the Adviser’s and/or its affiliates’ existing relationship with Fidelity including the addition of a solid fund product with a Sub-Adviser with a proven ability to provide performance and attract investor assets; (7) the qualifications of the personnel, portfolio management capabilities, and investment methodologies of Fidelity, including the background and experience of the portfolio manager; (8) Fidelity’s operations, compliance program and its policies and procedures designed to assure compliance with the Federal securities laws, including those governing trade allocation and brokerage practices and proxy voting policies and procedures; (9) Fidelity’s financial condition; (10) the costs for the services to be provided by Fidelity and the fact that these costs will be paid by the Adviser and not directly by ING FMRSM Earnings Growth Portfolio; (11) the appropriateness of the selection of Fidelity in light of ING FMRSM Earnings Growth Portfolio’s investment objective and prospective investor base; and (12) Fidelity’s Code of Ethics and related procedures for complying with the Code.

Based upon its review, the Board determined that the Advisory Contract and the Sub-Advisory Contract are in the best interests of ING FMRSM Earnings Growth Portfolio and its shareholders and that the fees

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payable under each advisory arrangement are fair and reasonable.

ING Global Resources Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Resources Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark year-to-date, and one-, three- and five-year periods ended June 30, 2005, but underperformed for the calendar quarter and ten-year period ended June 30, 2005; (3) the Portfolio is ranked in the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, one- and five-year periods and in the fourth quintile for the three-year period. In analyzing this performance data, the Board took into account Management’s representations that it was exploring alternatives for addressing the Portfolio’s performance, including a sub-adviser change or a merger, and that Management anticipated proposing such alternative to the Board at its November meeting.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Resources Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Global Resources Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is anticipated that Management will propose changes to address the Portfolio’s performance, and it is reasonable allow additional time to evaluate the effect of such a change on performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Goldman Sachs TollkeeperSM Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Goldman Sachs TollkeeperSM Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, one- and three-year periods; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, one- and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile for the one- and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Goldman Sachs TollkeeperSM Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Goldman Sachs TollkeeperSM Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, at the direction of the Board following the 2004 contract renewal process, Management had lowered the total expense ratio for each class of the Portfolio by 21 basis points through an expense cap that was effective in January 2005.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors

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considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Lord Abbett Affiliated Portfolio (formerly, ING Salomon Brothers Investors Portfolio)

New Sub-Advisory Contract

At its September 15, 2005 meeting, the Board approved a new Sub-Advisory Contract with Lord, Abbett & Co. LLC (“Lord Abbett”) under which Lord Abbett would serve as Sub-Adviser to ING Lord Abbett Affiliated Portfolio (formerly, ING Salomon Brothers Investors Portfolio), replacing Salomon Brothers Asset Management Inc. (“Salomon Brothers”). The new Sub-Advisory Contract with Lord Abbett became effective on December 5, 2005.

The information provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with Lord Abbett included the following: (1) a memorandum discussing: (a) management’s rationale for recommending a change in Sub-Adviser to the Portfolio, (b) the reasons Management recommended that Lord Abbett replace Salomon Brothers as the Portfolio’s Sub-Adviser, and (c) the performance of Lord Abbett in managing its proprietary fund in a manner substantially similar to that in which Lord Abbett would manage the Portfolio, with such performance being compared against an appropriate benchmark, Morningstar Category Average, and proposed Selected Peer Group; (2) FACT sheets for the Portfolio that provide information about the performance of Lord Abbett’s similarly-managed proprietary fund and the performance of the Portfolio’s proposed Selected Peer Group; (3) Lord Abbett’s responses to inquiries from counsel to the Independent Trustees; (4) supporting documentation, including copies of the form of Sub-Advisory Contract with Lord Abbett; (5) an analysis regarding the effect that the proposed Sub-Adviser change would have on the Adviser’s profitability; and (6) other information relevant to the Board’s evaluation.

In reaching a decision to engage Lord Abbett as Sub-Adviser to the Portfolio, the Board, including a majority of the Independent Trustees, considered the performance of Lord Abbett’s comparable proprietary fund for year-to-date, and one-year, three-year and five-year periods ended June 30, 2005. In addition, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by Lord Abbett in managing large blend/large value investments; (2) the Adviser’s view of the reputation of Lord Abbett as a large blend/large value equity manager; (3) the nature and quality of the services to be provided by Lord Abbett under the proposed Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Lord Abbett, including its management team’s expertise in the management of its similarly-managed proprietary fund; (5) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided; (6) the costs for the services to be provided by Lord Abbett; (7) Lord Abbett’s operations and compliance program, and its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Portfolio’s Chief Compliance Officer; (8) Lord Abbett’s financial condition; (9) the appropriateness of the selection of Lord Abbett and the employment of a new investment strategy for the Portfolio, in light of the Portfolio’s investment objective and its current and prospective investor base; and (10) Lord Abbett’s Code of Ethics and related procedures for complying with the Code. The Board also considered the management fee to be retained by the Adviser for its oversight and monitoring services that will be provided to the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) Lord Abbett is qualified to manage the Portfolio’s assets in accordance with its investment objective and the proposed investment strategy; (2) the new investment strategy is appropriate for pursuing the Portfolio’s investment objective and is consistent with the interests of current and prospective investors in the Portfolio; (3) the sub-advisory fee rate payable by the Adviser to Lord Abbett is reasonable in the context of all factors

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considered by the Board; (4) Lord Abbett maintains an appropriate compliance program and compliance procedures reasonably designed to assure compliance with the Federal securities laws, with this conclusion based upon representations from the Portfolio’s Chief Compliance Officer; (5) the economies of scale benefits from Lord Abbett’s breakpointed sub-advisory fee would inure to the benefit of the Adviser; and (6) taking into account the sub-advisory fees payable by the Adviser to Lord Abbett, the amount of advisory fee retained by the Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract with Lord Abbett. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

Renewal of Advisory and Sub-Advisory Arrangements

The Board considered renewing the Advisory Contract with the Adviser and the Sub-Advisory Contract with Salomon Brothers, the former Sub-Adviser to ING Lord Abbett Affiliated Portfolio (formerly, ING Salomon Brothers Investors Portfolio), at its November meeting. The Board also considered that, if it did not renew the Sub-Advisory Contract with Salomon Brothers, it would terminate prior to December 5, 2005, the date on which Lord Abbett was to assume day-to-day management of the Portfolio.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Lord Abbett Affiliated Portfolio (formerly, ING Salomon Brothers Investors Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the year-to-date, one-, three- and five-year periods, but outperformed its Morningstar category median for the most recent calendar quarter; and (2) Portfolio is ranked in the fifth (lowest) quintile for the one-year period, in the fourth quintile for the most recent calendar quarter, year-to-date, and five-year periods, and in the third quintile for the three-year period.

In analyzing this performance data, the Board considered that, to address the Portfolio’s performance, the Board had approved Management’s proposal to replace the Salomon Brothers, the former Sub-Adviser to the Portfolio, with Lord Abbett, December 5, 2005. The Board also took into account that the Portfolio’s strategies would be modified to accommodate the new Sub-Adviser.

In considering the fees payable under the Advisory Contract with the Adviser and the Sub-Advisory Contract with Salomon Brothers for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the anticipated change in Sub-Adviser to the Portfolio, effective December 5, 2005, can be expected to correct underperformance; and (4) appropriate actions are being taken to enhance the Portfolio’s performance, including a change in Sub-Adviser and strategy, and additional time is needed to evaluate the effectiveness of these actions. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Mercury Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Mercury Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three-year period; (2) the

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Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fifth (lowest) quintile for the three-year period and in the second quintile for the year-to-date and one-year periods.

In analyzing this performance information, the Board took into account that in August 2004, a new lead portfolio manager assumed responsibility for the Portfolio in order to enhance performance. The Board also noted that the investment strategy for the Portfolio was revised in August 2004, and performance has shown improvements since the portfolio manager and investment strategy changes were implemented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Mercury Large Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Mercury Large Cap Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) a change in lead portfolio manager and investment strategy was implemented in August 2004, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Mercury Large Cap Value Portfolio (formerly, ING Mercury Focus Value Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Mercury Large Cap Value Portfolio (formerly, ING Mercury Focus Value Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date and one-year periods, but outperformed for the three-year period; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the one-year period, in the fourth quintile for the most recent calendar quarter and year-to-date periods and in the first (highest) quintile for the three-year period.

In analyzing this performance information, the Board took into account that in August 2005, a new lead portfolio manager assumed responsibility for the Portfolio in order to enhance performance. The Board also noted that the investment strategy for the Portfolio was revised in August 2005 in connection with the change in lead portfolio manager.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Mercury Large Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Mercury Large Cap Value Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) a change in lead portfolio manager and investment strategy was

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implemented in August 2005, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Salomon Brothers All Cap Portfolio

Renewal of Advisory and Sub-Advisory Arrangements

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Salomon Brothers All Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for the year-to-date, one- and five-year periods, but outperformed for the most recent calendar quarter and three-year periods; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date, one- and three-year periods, but outperformed for the five-year period; and (3) the Portfolio is ranked in the fifth (lowest) quintile for the year-to-date and one-year periods, the second quintile for the most recent calendar quarter and three-year periods, and the fourth quintile for the five year period.

In analyzing this performance data, the Board took into account Management’s representations that, effective July 31, 2005, Morningstar changed its category of the Portfolio from Large Cap Value to Large Cap Blend, a more accurate category based on the Portfolio’s holdings. The Board further considered Management’s analysis that, when the Portfolio’s performance is compared to the more appropriate Morningstar category, the Portfolio’s rankings for the three-and five-year periods improves (that is, the Portfolio ranks in the fifth (lowest) quintile for the year-to-date and one-year periods, in the first (highest) quintile for the three- and five-year periods, and in the second quintile for the most recent calendar quarter).

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Salomon Brothers All Cap Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) The Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

New Sub-Advisory Contract

Salomon Brothers Asset Management Inc. (“SaBAM”) has managed ING Salomon Brothers All Cap Portfolio under an Agreement dated February 1, 2000, as amended January 1, 2002, and September 1, 2003 (the “Former Agreement”). As discussed above, the Former Agreement was last approved for renewal by the Board on November 10, 2005. On December 1, 2005, Citigroup Inc. (“Citigroup”) the parent of SaBAM completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason Inc. (“Legg Mason”). As a result, SaBAM, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. The 1940 Act requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination

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of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction constituted a sale of a controlling block of voting securities of SaBAM, resulting in the assignment and automatic termination of the Portfolio’s Sub-Advisory Contract with SaBAM, effective November 30, 2005.

In order for management of the Portfolio to continue uninterrupted after the sale, the Adviser entered into a new Sub-Advisory Contract with SaBAM dated December 1, 2005 under which SaBAM has continued to provide day-to-day management services to the Portfolio (the “New Agreement”). The Transaction did not result in a change to the personnel managing the Portfolio or its investment strategy. The Portfolio has continued to be managed by Richard Freeman.

Under a licensing agreement between Citigroup and Legg Mason, the name “Salomon Brothers Asset Management Inc,” as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates, as well as SaBAM, are not affiliated with Citigroup.

At a meeting of the Board held on September 15, 2005, the Board, including a majority of the Independent Trustees, determined to appoint SaBAM as sub-adviser to the Portfolio under the New Agreement. In determining whether to approve the New Agreement for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreement should be approved for the Portfolio. The materials provided to the Board in support of the sub-advisory arrangement with SaBAM included the following: (1) a memorandum discussing the change of control of SaBAM and the resulting assignment and automatic termination of the Former Agreement; (2) responses from SaBAM to questions posed by Kirkpatrick & Lockhart Nicholson Graham LLP, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of New Agreement with SaBAM on behalf of the Portfolio; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board management and by SaBAM in connection with its management of Funds in the ING Funds complex, including the Portfolio and ING Lord Abbett Affiliated Portfolio (formerly, Salomon Brothers Investors Portfolio), each a series of IIT, and ING Salomon Brothers Large Cap Growth Portfolio and ING Salomon Brothers Aggressive Growth Portfolio, each a series of ING Partners, Inc., a registered investment company managed by an affiliate of DSI. Such information included, among other things: (1) detailed analysis of the Portfolio’s performance, including attribution analysis, provided at regular Board meetings; and (2) a presentation to IIT’s Domestic Equity Investment Review Committee, at the Committee’s July 20, 2005 meeting, from SaBAM representatives regarding the change of control of SaBAM.

The Board’s consideration of whether to approve the New Agreement took into account several factors including, but not limited to, the following: (1) DSI’s view with respect to SaBAM’s management of the Portfolio; (2) the nature and quality of the services to be provided by SaBAM under the New Agreement; (3) the personnel, operations, and investment management capabilities of SaBAM after the consummation of the Transaction, including SaBAM’s representations that the portfolio management personnel providing day-to-day management services to the Portfolio would remain in place through the closing of the Transaction and continue to manage assets after the close; (4) the fairness of the compensation under the New Agreement in light of the services to be provided by SaBAM and the fact that there would be no change in the advisory or sub-advisory fees payable with respect to the Portfolio, or the projected profitability of the SaBAM or DSI, in connection with the Transaction; (5) that breakpoints in the sub-advisory fees payable by DSI would remain unchanged, and any economies-of-scale benefits from such breakpoints would continue to inure to the benefit of DSI and would not affect the advisory fee payable by the Portfolio to DSI; (6) SaBAM’s representations that the Transaction would not adversely affect the nature and quality of services provided to the Portfolio and that the Transaction was not expected to have a material adverse effect on the ability of SaBAM to provide those services; (7) SaBAM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as

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part of its oversight of the Portfolio and other Funds in the ING Funds complex; and (8) SaBAM’s Code of Ethics, which has previously been approved for the Portfolio and other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) SaBAM should be appointed as the Portfolio’s sub-adviser under the New Agreement and continue to provide advisory services to the Portfolio; and (2) the sub-advisory fee rate payable by DSI to SaBAM is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of the Portfolio’s more recent performance and other relevant factors in the course of deliberations for the next annual renewal of the Management Agreement in November 2005.

Based on these conclusions and other factors, the Board voted to approve the New Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the one-, three- and five-year periods but underperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter and the year-to-date and ten-year periods; and (2) the Portfolio is ranked in the fourth quintile for the one-, and three-year periods, and in the first (highest) quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Equity Income Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Equity Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for all periods presented, except it underperformed for the three-year period; (2) the Portfolio outperformed its benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one- and three-year periods; and (3) the Portfolio is ranked in the fourth quintile for the three-year period, in the second quintile for the year-to-date and one-year periods and in the first (highest) quintile for the most recent calendar quarter. In analyzing this performance data, the Board took into account that in May 2005, the Portfolio’s primary benchmark index changed, and the Portfolio outperformed its new benchmark for the most recent calendar quarter, year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Van Kampen Equity Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one-, five- and ten- year periods and underperformed its Morningstar category median for the five-year period; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods; and (3) the Portfolio is ranked in the fifth (lowest) quintile for the five-year period, in the second quintile for the three- and ten-year periods and in the first (highest) quintile for the most recent calendar quarter, year-to-date and one-year periods. In analyzing this performance data, the Board took into account Management’s representations that five- and ten-year performance rankings include the prior Sub-Adviser’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Growth and Income Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, one-, three- and five-year periods, and underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for the one- and three-year periods and underperformed its primary benchmark for the most recent calendar quarter and the five-year period; and (3) the Portfolio is ranked in the second quintile for the five-year period and in the first (highest) quintile for the year-to-date one- and three-year periods.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Real Estate Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Wells Fargo Mid Cap Disciplined Portfolio (formerly, ING Jennison Equity Opportunities Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Wells Fargo Mid Cap Disciplined Portfolio (formerly, ING Jennison Equity Opportunities Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and one-, three-, and five-year periods; (2) Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date, one-and five-year periods but outperformed for the three-year period; and (3) the Portfolio is ranked in the fifth (lowest) quintile for all periods presented.

In analyzing this performance data, the Board took into account that, to address concerns about long-term performance, in August 2005 Wells Capital Management, Inc. (“Wells Capital”) assumed responsibility for the day-to-day management of the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Wells Fargo Mid Cap Disciplined Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Wells Capital became the Portfolio’s new sub-adviser in April 2005, and it is reasonable to permit Wells Fargo a reasonable period of time to continue to manage the Portfolio to assess Portfolio performance; and (4) the sub-advisory fee payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Wells Fargo Small Cap Disciplined Portfolio

At its July 21, 2005 meeting, the Board considered and approved the creation and launch of ING Wells Fargo Small Cap Disciplined Portfolio, and the plans and agreements, including Advisory and Sub-Advisory Contracts, necessary to establish the new Portfolio.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The information provided to the Board, prior to its July meeting, to assist its members in deliberating whether to approve the new advisory arrangement arrangements with the Adviser and Sub-Advisory Contract with Wells Capital Management, Inc. (“Wells Capital”), the Sub-Adviser to the Portfolio, included the following: (1) a memorandum presenting management’s rationale for requesting the launch of ING Wells Fargo Small Cap Disciplined Portfolio that discusses, among other things, (a) the expense structure of the proposed Portfolio, (b) the experience and reputation of Wells Capital, (c) the performance of Wells Capital in managing a proprietary fund in a style substantially similar to that in which Wells Fargo Small Cap Disciplined Portfolio would be managed, with such performance being compared against an appropriate benchmark, Morningstar Category Average, and Selected Peer Group, and (d) the Portfolio’s fit within the ING Funds line-up as a small-cap fund option; (2) information about the Portfolio’s investment portfolio, objective, and strategies; (3) FACT sheets for the Portfolio that provide information about the performance of a proprietary fund managed by Wells Capital in a style substantially similar to that in which the Portfolio would be managed and the performance of ING Wells Fargo Small Cap Disciplined Portfolio’s proposed Selected Peer Group; (4) responses from Wells Capital to questions posed by K&LNG, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including copies of the forms of Advisory and Sub-Advisory Contracts for ING Wells Fargo Small Cap Disciplined Portfolio; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of Sub-Advisers as well as the information that Wells Capital had provided at the May meeting when the Board considered whether to approve Wells Capital as the new sub-adviser to ING Wells Fargo Mid Cap Disciplined Portfolio.

At the Meeting, the Board received and evaluated the report of the Domestic Equity Investment Review Committee, which had met with the proposed managers to the new Portfolio. The Board also considered that ING Wells Fargo Small Cap Disciplined Portfolio would be subject to the standard policies and procedures of the Trust, previously approved by the Board for other series of the Trust and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Portfolio, the Adviser and Wells Capital would be subject to their respective procedures, adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, which had been previously approved by the Board in connection with other Portfolios.

In considering the approval of the advisory arrangements for ING Wells Fargo Small Cap Disciplined Portfolio, the Board took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to ING Wells Fargo Small Cap Disciplined Portfolio under the proposed Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing Sub-Advisers to other Portfolios within the ING Funds complex; (3) the Adviser’s strength and reputation within the industry, particularly its reputation as a manager-of-managers of similar small-cap funds; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to ING Wells Fargo Small Cap Disciplined Portfolio and taking into account sub-advisory fees payable by the Adviser to Wells Capital; (5) the fairness of the compensation under an Advisory Contract with level fees that do not include breakpoints; (6) the pricing structure (including the expense ratio to be borne by shareholders) of ING Wells Fargo Small Cap Disciplined Portfolio, as compared to its proposed Selected Peer Group, including management’s analysis that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its proposed Selected Peer Group; and (b) the proposed expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its proposed Selected Peer Group; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other Portfolios; (8) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Portfolios; (10) the information that the Adviser had provided at periodic Board meetings, and in advance of the July Meeting, with respect to its capabilities as a manager-

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of-managers; and (11) “fall-out benefits” to the Adviser and its affiliates and benefits to the shareholders from ING Wells Fargo Small Cap Disciplined Portfolio’s relationship with the Adviser and its affiliates.

After deliberation based on the factors and considerations discussed above (provided that individual Board members may have given different weight to different factors), the Board determined, among other things, that: (1) the management fee payable to the Adviser by ING Wells Fargo Small Cap Disciplined Portfolio is reasonable in the context of all factors considered by the Board; (2) the expense ratio for ING Wells Fargo Small Cap Disciplined Portfolio is reasonable in the context of all factors considered Board; (3) based upon the Board’s experience with the Adviser in managing other Portfolios, the Adviser is capable of overseeing ING Wells Fargo Small Cap Disciplined Portfolio’s investment program; (4) the Adviser has sufficient financial resources available to it to fulfill its commitments to ING Wells Fargo Small Cap Disciplined Portfolio under the proposed Advisory Contract; and (5) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program.

In reviewing the proposed Sub-Advisory Contract with Wells Capital, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of Wells Capital as a manager to similar funds; (2) Wells Capital’s experience and skill in managing similar small-cap products; (3) the nature and quality of the services provided by Wells Capital under the proposed Advisory Contract; (4) the services Wells Capital has provided to similar small-cap products; (5) the prior performance of a fund that is managed in a style similar to that in which ING Wells Fargo Small Cap Disciplined Portfolio would be managed, compared to the relevant index and category rankings and averages; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Wells Capital, including its management team’s expertise in the management of its proprietary fund, and its fit among the stable of managers in the ING Funds line-up; (7) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided and the projected profitability of Wells Capital as ING Wells Fargo Small Cap Disciplined Portfolio’s sub-adviser; (8) the costs for the services to be provided by Wells Capital, including that its level sub-advisory fee would be paid by the Adviser and not directly by ING Wells Fargo Small Cap Disciplined Portfolio; (9) Wells Capital’s operations and compliance program, including its procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board at its May 2005 Meeting; (10) Wells Capital’s financial condition; (11) the appropriateness of the selection of Wells Capital in light of Wells Fargo Small Cap Disciplined Portfolio’s investment objective and prospective investor base; and (12) Wells Capital’s Code of Ethics, which had been approved by the Board at its May meeting, and related procedures for complying with that Code of Ethics.

During the course of its deliberations as to whether to approve Wells Capital as the sub-adviser to Wells Fargo Small Cap Disciplined Portfolio, based upon the factors and considerations discussed above (provided that individual Board members may have given different weight to different factors), the Board reached the following conclusions: (1) Wells Capital is qualified to manage ING Wells Fargo Small Cap Disciplined Portfolio’s assets in accordance with its investment objective and policies; (2) the investment strategy to be pursued by Wells Capital is appropriate for pursuing the Portfolio’s investment objective and is consistent with the interests of the investors that would choose to invest in the Portfolio; (3) Wells Capital has sufficient financial resources available to it to fulfill its commitments to ING Wells Fargo Small Cap Disciplined Portfolio under the proposed Sub-Advisory Contract; (4) Wells Capital maintains an appropriate compliance program; and (5) the compensation to be paid to Wells Capital is reasonable, particularly given its capabilities as a small-capitalization asset manager and its ability to deliver capacity in the constrained small-cap sector.

Based upon its review, the Board determined that the Advisory Contract and the Sub-Advisory Contract are in the best interest of ING Marsico International Opportunities Portfolio and its shareholders and that the fees payable under each advisory arrangement are fair and reasonable.

207

Investment Manager
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110
Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT2AISS2 (1205-022506)

Funds

Annual Report

December 31, 2005

ING Investors Trust

• ING LifeStyle Aggressive Growth Portfolio
• ING LifeStyle Growth Portfolio
• ING LifeStyle Moderate Portfolio
• ING LifeStyle Moderate Growth Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Fund’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier. SM” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.1 In other words, the majority of investment opportunities are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1     MSCI December, 2005

1

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed-income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3)
was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, which were on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 Index reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets, Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the

2

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Japanese corporations and banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING LIFESTYLE PORTFOLIOS
PORTFOLIO MANAGERS’ REPORT

The ING LifeStyle Portfolios (the “Portfolios”) seek to obtain their individual investment objectives by investing in a combination of underlying funds according to a fixed formula. The Portfolios are managed by the Asset Allocation Committee, ING Investments, LLC*.

Portfolio Specifics: The Investment Manager uses the ING LifeStyle Moderate Model, ING LifeStyle Moderate Growth Model, ING Growth Model and ING Aggressive Growth Model as benchmarks to which it compares the performance of the ING LifeStyle Moderate Portfolio, ING LifeStyle Moderate Growth Portfolio, ING LifeStyle Growth Portfolio and ING LifeStyle Aggressive Growth Portfolio, respectively. Each Model is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Model, as a percentage of the Model.

	ING LifeStyle			ING LifeStyle
	Aggressive	ING LifeStyle	ING LifeStyle	Moderate
	Growth	Growth	Moderate	Growth
	Model	Model	Model	Model

S&P 500 Index(1)	45%	35%	25%	30%
S&P SmallCap 600 Index(2)	10%	10%	5%	5%
S&P MidCap 400 Index(3)	15%	10%	5%	10%
MSCI All Country ex-USA Index(4)	30%	25%	15%	20%
Lehman Brothers Aggregate Bond Index(5)	0%	15%	35%	30%
Lehman Brothers High Yield Bond Index(6)	0%	5%	5%	5%
Citigroup 3-Month Treasury Bill Index(7)	0%	0%	10%	0%

Each of the Portfolios slightly underperformed their Model benchmark for the period ended December 31, 2005 primarily due to the strategic asset allocation. The average annual returns for the periods ended December 31, 2005 for the Portfolios and their respective Model benchmarks are as follows:

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since
		Inception
	1 Year	May 3, 2004

ING LifeStyle Aggressive Growth Portfolio	7.77%	12.59%
ING LifeStyle Aggressive Growth Model	8.91%	13.78%

ING LifeStyle Growth Portfolio	6.81%	11.21%
ING LifeStyle Growth Model	8.00%	12.64%

ING LifeStyle Moderate Portfolio	5.36%	8.60%
ING LifeStyle Moderate Model	6.33%	10.02%

ING LifeStyle Moderate Growth Portfolio	5.80%	9.84%
ING LifeStyle Moderate Growth Model	7.44%	11.50%

*	ING Investments, LLC has engaged Ibbotson Associates, an asset allocation consulting firm, to perform the asset allocation analysis and other related work. The members of the Asset Allocation Committee are: William A. Evans, Jeffery Stout and Stan Vyner.

(1)	The S&P 500 Composite Stock Price (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.
(2)	The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance of companies with a weighted market value of approximately $600 million.
(3)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(4)	The MSCI All Country ex-USA Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in North America, Europe, and the Pacific Rim, and excludes securities of United States issuers.
(5)	The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.
(6)	The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Portfolio.
(7)	The Citigroup 3-Month T-Bill Index (formerly the Salomon Index) is an unmanaged index of three-month Treasury bills.

4

ING LIFESTYLE PORTFOLIOS
PORTFOLIO MANAGERS’ REPORT

The following tables illustrate the asset allocation of the underlying portfolios, as well as the underlying asset allocation targets as of December 31, 2005.

Asset Allocation

as of December 31, 2005
(as a percent of net assets)

		ING LifeStyle			ING LifeStyle
		Aggressive	ING LifeStyle	ING LifeStyle	Moderate
		Growth	Growth	Moderate	Growth
Underlying Affiliated Funds		Portfolio	Portfolio	Portfolio	Portfolio

ING AllianceBernstein MidCap Growth Portfolio, Class S	%	1.9	2.8	—	—
ING JPMorgan Emerging Markets Portfolio, Class S	%	2.1	2.1	—	—
ING JPMorgan Fleming International Portfolio, Class S	%	16.3	12.2	9.1	11.2
ING JPMorgan Value Opportunities Portfolio, Class S	%	3.0	3.0	3.0	2.9
ING Julius Baer Foreign Portfolio, Class S	%	14.5	11.3	7.2	10.3
ING Legg Mason Value Portfolio, Class S	%	4.9	3.0	2.9	2.9
ING Lord Abbett Affiliated Portfolio, Class S	%	—	—	3.9	2.0
ING Liquid Assets Portfolio, Class S	%	—	—	7.0	—
ING PIMCO Core Bond Portfolio, Class S	%	—	8.1	19.1	17.1
ING PIMCO High Yield Portfolio, Class S	%	—	2.0	3.0	3.0
ING Pioneer MidCap Value Portfolio, Class S	%	2.0	2.0	2.0	2.0
ING Salomon Brothers Aggressive Growth Portfolio, Class S	%	12.0	8.0	2.0	5.0
ING T. Rowe Growth Equity Portfolio, Class S	%	4.9	3.0	2.0	2.9
ING Van Kampen Comstock Portfolio, Class S	%	6.0	5.0	3.0	4.0
ING Van Kampen Real Estate Portfolio, Class S	%	8.9	7.9	4.9	6.9
ING VP High Yield Bond Portfolio, Class S	%	—	2.0	2.0	2.0
ING VP Index Plus LargeCap Portfolio, Class S	%	10.8	9.8	8.8	9.8
ING VP Index Plus MidCap Portfolio, Class S	%	3.0	3.0	2.0	2.0
ING VP Index Plus SmallCap Portfolio, Class S	%	5.8	5.8	2.9	3.9
ING VP Intermediate Bond Portfolio, Class S	%	—	6.1	15.1	12.1
ING VP Small Company Portfolio, Class S	%	3.9	2.9	—	—
Other assets and liabilities	%	—	—	0.1	—

	%	100.0	100.0	100.0	100.0

Portfolio holdings are subject to change daily.

5

ING LIFESTYLE PORTFOLIOS
PORTFOLIO MANAGERS’ REPORT

	ING LifeStyle			ING LifeStyle
	Aggressive	ING LifeStyle	ING LifeStyle	Moderate
Underlying Asset Allocation Targets (as of	Growth	Growth	Moderate	Growth
December 31, 2005)(1)	Portfolio	Portfolio	Portfolio	Portfolio

Large Cap Growth	16%	12%	8%	11%
Large Cap Value	22%	16%	14%	15%
Mid Cap	11%	11%	5%	6%
Small Cap	11%	10%	4%	6%
International Stocks	27%	20%	14%	18%
Emerging Markets	4%	3%	0%	2%
Real Estate	9%	8%	5%	7%
High Yield	0%	4%	5%	5%
Bonds	0%	16%	35%	30%
Cash	0%	0%	10%	0%

	100%	100%	100%	100%

(1)	Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown. Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

6

ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING LifeStyle Aggressive Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
		of the Portfolio
	1 Year	May 3, 2004

ING LifeStyle Aggressive Growth Portfolio	7.77%	12.59%
ING LifeStyle Aggressive Growth Model(1)	8.91%	13.78	%(2)
S&P 500 Index(3)	4.91%	9.44	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Aggressive Growth Portfolio against the ING LifeStyle Aggressive Growth Model and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING LifeStyle Aggressive Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the index is shown from May 1, 2004.

(3)The S&P 500 Composite Stock Price (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

7

ING LIFESTYLE GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING LifeStyle Aggressive Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 80% in equity securities and 20% in fixed income securities.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
		of the Portfolio
	1 Year	May 3, 2004

ING LifeStyle Growth Portfolio	6.81%	11.21%
ING LifeStyle Growth Model(1)	8.00%	12.64	%(2)
S&P 500 Index(3)	4.91%	9.44	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Growth Portfolio against the ING LifeStyle Growth Model and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING LifeStyle Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the index is shown from May 1, 2004.

(3)The S&P 500 Composite Stock Price (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

8

ING LIFESTYLE MODERATE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING LifeStyle Moderate Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed income securities.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
		of the Portfolio
	1 Year	May 3, 2004

ING LifeStyle Moderate Portfolio	5.36%	8.60%
ING LifeStyle Moderate Model(1)	6.33%	10.02	%(2)
S&P 500 Index(3)	4.91%	9.44	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Moderate Portfolio against the ING LifeStyle Moderate Model and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING LifeStyle Moderate Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the index is shown from May 1, 2004.

(3)The S&P 500 Composite Stock Price (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

9

ING LIFESTYLE MODERATE GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING LifeStyle Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed income securities.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
		of the Portfolio
	1 Year	May 3, 2004

ING LifeStyle Moderate Growth Portfolio	5.80%	9.84%
ING LifeStyle Moderate Growth Model(1)	7.44%	11.50	%(2)
S&P 500 Index(3)	4.91%	9.44	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Moderate Growth Portfolio against the ING LifeStyle Moderate Growth Model and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING LifeStyle Moderate Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the index is shown from May 1, 2004.

(3)The S&P 500 Composite Stock Price (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
ING LifeStyle Aggressive Growth	Value	Value	Expense	Months Ended
Portfolio	July 1, 2005	December 31, 2005	Ratio*	December 31, 2005**

Actual Fund Return
Portfolio	$1,000.00	$1,100.90	0.14%	$0.74
Hypothetical (5% return before expenses)
Portfolio	$1,000.00	$1,024.50	0.14%	$0.71

ING LifeStyle Growth Portfolio
Actual Fund Return
Portfolio	$1,000.00	$1,082.50	0.14%	$0.73
Hypothetical (5% return before expenses)
Portfolio	$1,000.00	$1,024.50	0.14%	$0.71

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING LifeStyle Moderate Portfolio	July 1, 2005	December 31, 2005	Ratio*	December 31, 2005**

Actual Fund Return
Portfolio	$1,000.00	$1,048.80	0.14%	$0.72
Hypothetical (5% return before expenses)
Portfolio	$1,000.00	$1,024.50	0.14%	$0.71

ING LifeStyle Moderate Growth Portfolio
Actual Fund Return
Portfolio	$1,000.00	$1,061.80	0.14%	$0.73
Hypothetical (5% return before expenses)
Portfolio	$1,000.00	$1,024.50	0.14%	$0.71

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
ING Investors Trust

We have audited the accompanying statements of assets and liabilities of ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio, and ING LifeStyle Moderate Growth Portfolio, each a series of ING Investors Trust, including the portfolios of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from May 3, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

(KPMG LLP)

Boston, Massachusetts

February 27, 2006

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING			ING
	LifeStyle	ING	ING	LifeStyle
	Aggressive	LifeStyle	LifeStyle	Moderate
	Growth	Growth	Moderate	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in affiliated funds*	$678,777,683	$1,386,657,399	$526,817,123	$1,256,998,213

Receivables:
Fund shares sold	1,369,380	3,475,847	394,079	3,698,234
Dividends and interest	—	605,435	377,895	622,734
Reimbursement due from manager	54,005	131,550	46,438	109,277

Total assets	680,201,068	1,390,870,231	527,635,535	1,261,428,458

LIABILITIES:
Payable for investment securities purchased	1,369,139	3,475,756	393,667	3,698,104
Payable for fund shares redeemed	241	91	411	130
Payable to affiliates	78,960	160,404	61,630	145,326
Payable for trustee fees	8,645	29,466	7,320	15,454
Other accrued expenses and liabilities	45,360	102,084	39,120	93,822

Total liabilities	1,502,345	3,767,801	502,148	3,952,836

NET ASSETS	$678,698,723	$1,387,102,430	$527,133,387	$1,257,475,622

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$609,756,305	$1,265,154,676	$493,722,307	$1,169,364,879
Undistributed net investment income	1,357,007	9,999,979	7,882,340	14,657,088
Accumulated net realized gain on investments	20,875,553	37,455,156	11,975,806	26,860,647
Net unrealized appreciation on investments	46,709,858	74,492,619	13,552,934	46,593,008

NET ASSETS	$678,698,723	$1,387,102,430	$527,133,387	$1,257,475,622

* Cost of investments in securities	$632,067,825	$1,312,164,780	$513,264,189	$1,210,405,205
Net assets	$678,698,723	$1,387,102,430	$527,133,387	$1,257,475,622
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	55,558,766	116,194,997	46,350,608	108,567,659
Net asset value and redemption price per share	$12.22	$11.94	$11.37	$11.58

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING			ING
	LifeStyle	ING	ING	LifeStyle
	Aggressive	LifeStyle	LifeStyle	Moderate
	Growth	Growth	Moderate	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends from underlying affiliated funds	$1,971,363	$11,286,727	$8,396,436	$15,824,251

Total investment income	1,971,363	11,286,727	8,396,436	15,824,251

EXPENSES:
Investment management fees	612,250	1,280,565	512,534	1,163,130
Transfer agent fees	1,617	3,119	793	3,050
Shareholder reporting expense	12,196	18,693	10,635	21,674
Professional fees	19,399	42,361	19,579	38,103
Custody and accounting expense	32,999	69,182	27,773	62,971
Trustee fees	20,392	54,375	17,891	38,536
Miscellaneous expense	1,054	5,338	621	1,798

Total expenses	699,907	1,473,633	589,826	1,329,262
Net waived and reimbursed fees	(87,657)	(193,068)	(77,292)	(166,132)

Net expenses	612,250	1,280,565	512,534	1,163,130

Net investment income	1,359,113	10,006,162	7,883,902	14,661,121

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Distributions of realized capital gains from underlying affiliated funds	11,582,915	21,086,671	6,022,400	16,721,533
Net realized gain on investments	9,492,930	16,545,326	5,986,182	10,340,537

Net change in unrealized appreciation on investments	26,402,392	40,128,556	5,558,165	23,091,525

Net realized and unrealized gain on investments	47,478,237	77,760,553	17,566,747	50,153,595

Increase in net assets resulting from operations	$48,837,350	$87,766,715	$25,450,649	$64,814,716

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING LifeStyle		ING LifeStyle
	Aggressive Growth Portfolio		Growth Portfolio

		May 3,		May 3,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$1,359,113	$347,088	$10,006,162	$3,033,788
Net realized gain on investments	21,075,845	628,647	37,631,997	2,599,324
Net change in unrealized appreciation on investments	26,402,392	20,307,466	40,128,556	34,364,063

Net increase in net assets resulting from operations	48,837,350	21,283,201	87,766,715	39,997,175

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(350,256)		(3,042,145)	—
Net realized gains	(828,939)	—	(2,776,165)	—

Total distributions	(1,179,195)	—	(5,818,310)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	418,859,834	192,765,933	826,901,658	432,714,501
Dividends reinvested	1,179,195	—	5,818,310	—

	420,039,029	192,765,933	832,719,968	432,714,501
Cost of shares redeemed	(2,364,956)	(682,639)	(273,649)	(3,970)

Net increase in net assets resulting from capital share transactions	417,674,073	192,083,294	832,446,319	432,710,531

Net increase in net assets	465,332,228	213,366,495	914,394,724	472,707,706

NET ASSETS:
Beginning of period	213,366,495	—	472,707,706	—

End of period	$678,698,723	$213,366,495	$1,387,102,430	$472,707,706

Undistributed net investment income at end of period	$1,357,007	$348,150	$9,999,979	$3,035,962

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING LifeStyle		ING LifeStyle
	Moderate Portfolio		Moderate Growth Portfolio

		May 3,		May 3,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$7,883,902	$3,086,789	$14,661,121	$5,274,592
Net realized gain on investments	12,008,582	1,641,954	27,062,070	3,847,565
Net change in unrealized appreciation on investments	5,558,165	7,994,769	23,091,525	23,501,483

Net increase in net assets resulting from operations	25,450,649	12,723,512	64,814,716	32,623,640

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,089,175)	—	(5,280,963)	—
Net realized gains	(1,674,730)	—	(4,048,988)	—

Total distributions	(4,763,905)	—	(9,329,951)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	327,993,237	205,022,067	747,689,648	426,038,028
Dividends reinvested	4,763,905	—	9,329,951	—

	332,757,142	205,022,067	757,019,599	426,038,028
Cost of shares redeemed	(37,063,443)	(6,992,635)	(7,139,686)	(6,550,724)

Net increase in net assets resulting from capital share transactions	295,693,699	198,029,432	749,879,913	419,487,304

Net increase in net assets	316,380,443	210,752,944	805,364,678	452,110,944

NET ASSETS:
Beginning of period	210,752,944	—	452,110,944	—

End of period	$527,133,387	$210,752,944	$1,257,475,622	$452,110,944

Undistributed net investment income at end of period	$7,882,340	$3,087,613	$14,657,088	$5,276,930

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

17

ING LIFESTYLE PORTFOLIOS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	ING LifeStyle Aggressive		ING LifeStyle
	Growth Portfolio		Growth Portfolio

		May 3,		May 3,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.37	10.06	11.25	10.07

Income from investment operations:
Net investment income	$0.04 *	0.02	0.12 *	0.08
Net realized and unrealized gain on investments	$0.84	1.29	0.64	1.10
Total from investment operations	$0.88	1.31	0.76	1.18

Less distributions from:
Net investment income	$0.01	—	0.04	—
Net realized gains on investments	$0.02	—	0.03	—
Total distributions	$0.03	—	0.07	—
Net asset value, end of period	$12.22	11.37	11.94	11.25

Total Return(2)%	7.77	13.02	6.81	11.72

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$678,699	213,366	1,387,102	472,708

Ratios to average net assets:
Net expenses after expense reimbursement (3)(4)(5)%	0.14	0.14	0.14	0.14
Gross expenses prior to expense reimbursement (3)(5)%	0.16	0.19	0.16	0.19
Net investment income(3)(4)%	0.31	0.62	1.09	2.67
Portfolio turnover rate %	48	23	43	30

	ING LifeStyle		ING LifeStyle Moderate
	Moderate Portfolio		Growth Portfolio

		May 3,		May 3,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.93	10.04	11.07	10.02

Income from investment operations:
Net investment income	$0.24 *	0.17	0.20 *	0.14
Net realized and unrealized gain on investments	$0.34	0.72	0.43	0.91
Total from investment operations	$0.58	0.89	0.63	1.05

Less distributions from:
Net investment income	$0.09	—	0.07	—
Net realized gains on investments	$0.05	—	0.05	—
Total distributions	$0.14	—	0.12	—
Net asset value, end of period	$11.37	10.93	11.58	11.07

Total Return(2)%	5.36	8.86	5.80	10.48

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$527,133	210,753	1,257,476	452,111

Ratios to average net assets:
Net expenses after expense reimbursement (3)(4)(5)%	0.14	0.14	0.14	0.14
Gross expenses prior to expense reimbursement (3)(5)%	0.16	0.19	0.16	0.19
Net investment income(3)(4)%	2.15	5.82	1.76	4.63
Portfolio turnover rate %	44	34	41	35

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Expense ratios do not include expenses of Underlying Funds.

*	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 2005 the Trust had fifty-six operational portfolios. The four Portfolios included in this report are: ING LifeStyle Aggressive Growth Portfolio (“Aggressive Growth”), ING LifeStyle Growth Portfolio (“Growth”), ING LifeStyle Moderate Portfolio (“Moderate”) and ING LifeStyle Moderate Growth Portfolio (“Moderate Growth”), (collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), ReliaStar Life Insurance Company, an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investments in its underlying funds is based on the net asset value of the underlying funds each business day.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required.

The Board of Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E.	Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities,

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

F.	Repurchase Agreements. Certain of the Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTE 3 — INVESTMENT MANAGEMENT FEES

The Portfolios entered into an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”), a wholly-owned subsidiary of ING. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

Aggressive Growth	0.14%
Growth	0.14%
Moderate	0.14%
Moderate Growth	0.14%

The Investment Manager has engaged Ibbotson Associates, an asset allocation consulting firm, to perform the asset allocation analyses and other related work. The Investment Manager retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Investment Manager has accordingly established an Asset Allocation Committee to review Ibbotson Associates’ analyses and determine the asset allocation for each Portfolio.

NOTE 4 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2005, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales

Aggressive Growth	$639,270,641	$211,379,615
Growth	1,250,693,237	396,103,048
Moderate	465,389,707	162,052,539
Moderate Growth	1,111,105,094	342,122,738

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2005, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING USA Annuity and Life Insurance — Aggressive Growth (99.14%); Growth (99.11%); Moderate (98.06%); and Moderate Growth (98.74%).

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy.

NOTE 6 — EXPENSE LIMITATIONS

For the following Portfolios, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Aggressive Growth	0.14%	(1)
Growth	0.14%	(1)
Moderate	0.14%	(1)
Moderate Growth	0.14%	(1)

(1)	The operating expense limits apply only to Service 1 Class at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest.

Each Portfolio will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 6 — EXPENSE LIMITATIONS (continued)

reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of December 31, 2005, the amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	December 31,

	2007	2008	Total

Aggressive Growth	$29,266	$87,657	$116,923
Growth	62,173	193,068	255,241
Moderate	28,368	77,292	105,660
Moderate Growth	61,128	166,132	227,260

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless the Investment Manager provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Year Ended	May 3, 2004(1)
	December 31,	to December 31,
	2005	2004

Aggressive Growth (Number of Shares)
Shares sold	36,889,031	18,825,080
Dividends Reinvested	106,043	—
Shares redeemed	(199,805)	(61,583)

Net increase in shares outstanding	36,795,269	18,763,497

Aggressive Growth ($)
Shares sold	$418,859,834	$192,765,933
Dividends Reinvested	1,179,195	—
Shares redeemed	(2,364,956)	(682,639)

Net increase	$417,674,073	$192,083,294

	Year Ended	May 3, 2004(1)
	December 31,	to December 31,
	2005	2004

Growth (Number of Shares)
Shares sold	73,663,047	42,028,348
Dividends Reinvested	527,021	—
Shares redeemed	(23,024)	(395)

Net increase in shares outstanding	74,167,044	42,027,953

Growth ($)
Shares sold	$826,901,658	$432,714,501
Dividends Reinvested	5,818,310	—
Shares redeemed	(273,649)	(3,970)

Net increase	$832,446,319	$432,710,531

	Year Ended	May 3, 2004(1)
	December 31,	to December 31,
	2005	2004

Moderate (Number of Shares)
Shares sold	29,968,190	19,957,146
Dividends Reinvested	439,475	—
Shares redeemed	(3,333,963)	(680,240)

Net increase in shares outstanding	27,073,702	19,276,906

Moderate ($)
Shares sold	$327,993,237	$205,022,067
Dividends Reinvested	4,763,905	—
Shares redeemed	(37,063,443)	(6,992,635)

Net increase	$295,693,699	$198,029,432

	Year Ended	May 3, 2004(1)
	December 31,	to December 31,
	2005	2004

Moderate Growth (Number of Shares)
Shares sold	67,521,481	41,513,014
Dividends Reinvested	855,174	—
Shares redeemed	(660,327)	(661,683)

Net increase in shares outstanding	67,716,328	40,851,331

Moderate Growth ($)
Shares sold	$747,689,648	$426,038,028
Dividends Reinvested	9,329,951	—
Shares redeemed	(7,139,686)	(6,550,724)

Net increase	$749,879,913	$419,487,304

(1)	Commencement of operations.

NOTE 8 —	FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 8 — FEDERAL INCOME TAXES (continued)

reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Portfolios paid no dividends or distributions to shareholders for the year ended December 31, 2004. The tax composition of dividends and distributions to shareholders for the year ended December 31, 2005 was as follows:

	Year Ended
	December 31, 2005

	Ordinary	Long-Term
	Income	Capital Gains

Aggressive Growth	$1,159,736	$19,459
Growth	5,502,459	315,851
Moderate	4,517,319	246,586
Moderate Growth	8,886,741	443,210

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

	Undistributed	Undistributed	Unrealized
	Ordinary	Long Term	Appreciation/
	Income	Capital Gains	Depreciation

Aggressive Growth	$15,135,831	$7,721,786	$46,084,801
Growth	30,763,520	17,902,173	73,282,061
Moderate	16,168,529	4,015,369	13,227,182
Moderate Growth	32,222,337	9,830,508	46,057,898

NOTE 9 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004 ING Investments reported to the Boards of Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

24

PORTFOLIO OF INVESTMENTS
ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%

677,178	ING AllianceBernstein MidCap Growth Portfolio, Class S	$12,886,691
953,032	ING JPMorgan Emerging Markets Portfolio, Class S	13,980,978
8,302,655	ING JPMorgan Fleming International Portfolio, Class S	110,757,412
1,879,240	ING JPMorgan Value Opportunities Portfolio, Class S	20,183,034
7,511,674	ING Julius Baer Foreign Portfolio, Class S	98,102,468
3,152,185	ING Legg Mason Value Portfolio, Class S	33,444,681
1,235,437	ING Pioneer MidCap Value Portfolio, Class S	13,589,803
1,841,741	ING Salomon Brothers Aggressive Growth Portfolio, Class S	81,183,946
641,374	ING T. Rowe Growth Equity Portfolio, Class S	33,454,067
3,338,213	ING Van Kampen Comstock Portfolio, Class S	40,592,664
1,959,811	ING Van Kampen Real Estate Portfolio, Class S	60,714,941
4,804,158	ING VP Index Plus LargeCap Portfolio, Class S	73,503,616
1,089,757	ING VP Index Plus MidCap Portfolio, Class S	20,193,204
2,391,963	ING VP Index Plus SmallCap Portfolio, Class S	39,539,153
1,234,415	ING VP Small Company, Class S	26,651,025

	Total Investment Companies (Cost $632,067,825)	678,777,683

Total Investments in Securities (Cost $632,067,825)*	100.0%	$678,777,683
Other Assets and Liabilities-Net	0.0	(78,960)

Net Assets	100.0%	$678,698,723

*	Cost for federal income tax purposes is $632,692,882. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$46,084,801
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$46,084,801

See Accompanying Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS
ING LIFESTYLE GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%

2,075,176	ING AllianceBernstein MidCap Growth Portfolio, Class S	$39,490,606
1,946,169	ING JPMorgan Emerging Markets Portfolio, Class S	28,550,297
12,715,629	ING JPMorgan Fleming International Portfolio, Class S	169,626,487
3,838,185	ING JPMorgan Value Opportunities Portfolio, Class S	41,222,106
12,051,395	ING Julius Baer Foreign Portfolio, Class S	157,391,215
3,862,911	ING Legg Mason Value Portfolio, Class S	40,985,481
10,453,360	ING PIMCO Core Bond Portfolio, Class S	111,955,491
2,724,105	ING PIMCO High Yield Portfolio, Class S	27,813,109
2,523,182	ING Pioneer MidCap Value Portfolio, Class S	27,754,998
2,507,710	ING Salomon Brothers Aggressive Growth Portfolio, Class S	110,539,872
786,006	ING T. Rowe Growth Equity Portfolio, Class S	40,998,062
5,681,526	ING Van Kampen Comstock Portfolio, Class S	69,087,359
3,558,064	ING Van Kampen Real Estate Portfolio, Class S	110,228,838
9,320,319	ING VP High Yield Bond Portfolio, Class S	27,774,550
8,920,406	ING VP Index Plus LargeCap Portfolio, Class S	136,482,215
2,225,758	ING VP Index Plus MidCap Portfolio, Class S	41,243,301
4,885,871	ING VP Index Plus SmallCap Portfolio, Class S	80,763,451
6,500,643	ING VP Intermediate Bond Portfolio, Class S	83,923,307
1,890,998	ING VP Small Company, Class S	40,826,654

	Total Investment Companies (Cost $1,312,164,780)	1,386,657,399

Total Investments in Securities (Cost $1,312,164,780)*	100.0%	$1,386,657,399
Other Assets and Liabilities-Net	0.0	445,031

Net Assets	100.0%	$1,387,102,430

*	Cost for federal income tax purposes is $1,313,375,338. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$78,086,899
Gross Unrealized Depreciation	(4,804,838)

Net Unrealized Appreciation	$73,282,061

26

PORTFOLIO OF INVESTMENTS
ING LIFESTYLE MODERATE PORTFOLIO
AS OF DECEMBER 31, 2005

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 99.9%

3,614,068	ING JPMorgan Fleming International Portfolio, Class S	$48,211,671
1,453,777	ING JPMorgan Value Opportunities Portfolio, Class S	15,613,564
2,906,982	ING Julius Baer Foreign Portfolio, Class S	37,965,186
1,463,216	ING Legg Mason Value Portfolio, Class S	15,524,721
36,708,178	ING Liquid Assets Portfolio, Class S	36,708,177
9,407,035	ING PIMCO Core Bond Portfolio, Class S	100,749,346
1,547,986	ING PIMCO High Yield Portfolio, Class S	15,804,933
955,865	ING Pioneer MidCap Value Portfolio, Class S	10,514,516
237,518	ING Salomon Brothers Aggressive Growth Portfolio, Class S	10,469,799
1,743,384	ING Lord Abbett Affiliated Portfolio, Class S	20,850,871
198,493	ING T. Rowe Growth Equity Portfolio, Class S	10,353,371
1,291,308	ING Van Kampen Comstock Portfolio, Class S	15,702,308
842,323	ING Van Kampen Real Estate Portfolio, Class S	26,095,159
3,531,002	ING VP High Yield Bond Portfolio, Class S	10,522,387
3,040,945	ING VP Index Plus LargeCap Portfolio, Class S	46,526,464
562,052	ING VP Index Plus MidCap Portfolio, Class S	10,414,833
925,167	ING VP Index Plus SmallCap Portfolio, Class S	15,293,006
6,157,770	ING VP Intermediate Bond Portfolio, Class S	79,496,811

	Total Investment Companies (Cost $513,264,189)	526,817,123

Total Investments in Securities (Cost $513,264,189)*	99.9%	$526,817,123
Other Assets and Liabilities-Net	0.1	316,264

Net Assets	100.0%	$527,133,387

*	Cost for federal income tax purposes is $513,589,941. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,735,661
Gross Unrealized Depreciation	(4,508,479)

Net Unrealized Appreciation	$13,227,182

27

PORTFOLIO OF INVESTMENTS
ING LIFESTYLE MODERATE GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.0%

10,534,307	ING JPMorgan Fleming International Portfolio, Class S	$140,527,656
3,468,631	ING JPMorgan Value Opportunities Portfolio, Class S	37,253,101
9,901,514	ING Julius Baer Foreign Portfolio, Class S	129,313,769
3,490,990	ING Legg Mason Value Portfolio, Class S	37,039,400
20,073,913	ING PIMCO Core Bond Portfolio, Class S	214,991,610
3,692,614	ING PIMCO High Yield Portfolio, Class S	37,701,586
2,280,232	ING Pioneer MidCap Value Portfolio, Class S	25,082,548
1,416,413	ING Salomon Brothers Aggressive Growth Portfolio, Class S	62,435,482
2,079,692	ING Lord Abbett Affiliated Portfolio, Class S	24,873,118
710,306	ING T. Rowe Growth Equity Portfolio, Class S	37,049,559
4,107,615	ING Van Kampen Comstock Portfolio, Class S	49,948,602
2,813,413	ING Van Kampen Real Estate Portfolio, Class S	87,159,533
8,422,703	ING VP High Yield Bond Portfolio, Class S	25,099,654
8,061,384	ING VP Index Plus LargeCap Portfolio, Class S	123,339,180
1,340,947	ING VP Index Plus MidCap Portfolio, Class S	24,847,742
2,943,478	ING VP Index Plus SmallCap Portfolio, Class S	48,655,696
11,749,030	ING VP Intermediate Bond Portfolio, Class S	151,679,977

	Total Investment Companies (Cost $1,210,405,205)	1,256,998,213

Total Investments in Securities (Cost $1,210,405,205)*	100.0%	$1,256,998,213
Other Assets and Liabilities-Net	0.0	477,409

Net Assets	100.0%	$1,257,475,622

*	Cost for federal income tax purposes is $1,210,940,315. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$55,137,587
Gross Unrealized Depreciation	(9,079,689)

Net Unrealized Appreciation	$46,057,898

See Accompanying Notes to Financial Statements

28

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2005 were as follows:

Fund Name	Type	Per Share Amount

ING LifeStyle Aggressive Growth Portfolio	NII	$0.0090
	STCG	$0.0208
	LTCG	$0.0005
ING LifeStyle Growth Portfolio	NII	$0.0366
	STCG	$0.0296
	LTCG	$0.0038
ING LifeStyle Moderate Portfolio	NII	$0.0902
	STCG	$0.0417
	LTCG	$0.0072
ING LifeStyle Moderate Growth Portfolio	NII	$0.0703
	STCG	$0.0480
	LTCG	$0.0059

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2005, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING LifeStyle Aggressive Growth Portfolio	9.82%
ING LifeStyle Growth Portfolio	4.93%
ING LifeStyle Moderate Portfolio	3.50%
ING LifeStyle Moderate Growth Portfolio	3.56%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

29

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 — Present	Unemployed. Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 1997 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 1997 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present) and Executive Vice President, Frontier Insurance Group, Inc. (September 1998 — March 2001).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 — Present	Retired.

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Trustee	February 2002 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	172	None
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	None
R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	172	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	172	Assured Guaranty Ltd. (November 2003 — Present).
Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	BestPrep (September 1991 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	172	Progressive Capital Accumulation Trust (August 1998 — Present); Principled Equity Market Trust (November 1996 — Present), Mercy Endowment Foundation (September 1995 — Present); Asian American Bank and Trust Company (June 1992 — Present); and Notre Dame Health Care Center (July 1991 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	AmeriGas Propane, Inc. (January 1998 — Present).

30

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 — Present	Retired. Formerly, Vice President — Finance and Administration, The Channel Corporation (June 1996 — April 2002). Formerly, Trustee, First Choice Funds (February 1997 — April 2001).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	February 2002 — Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 — Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 — December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 — December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 — September 2001).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (July 1993 — September 2000); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	Touchstone Consulting Group (June 1997 — Present); and Jim Henson Legacy (April 1994 — Present).

Trustees who are “Interested Persons”:
Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	212	Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 — Present).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	212	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

31

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	President and Chief Executive Officer Chief Operating Officer	March 2003 — Present March 2003 — Present	President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 — Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 — December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 47	Executive Vice President	March 2003 — Present	Executive Vice President (December 2001 — Present) and formerly Chief Compliance Officer, ING Investments, LLC (October 2004 — December 2005), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 55	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present) and Chief Investment Risk Officer (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 51	Chief Compliance Officer	January 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and ING Investment LLC and Directed Services, Inc. (January 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director, Financial Reporting, ING Investments, LLC (March 2001 — September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 — January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	January 2003 — Present	Senior Vice President (August 1999 — Present) and Assistant Secretary (October 2001 — Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 41	Senior Vice President	November 2003 — Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 — January 2001).

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 38	Vice President Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President, ING Investments, LLC (February 2003 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Mary Bea Wilkinson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2003 — Present	Head of Strategic Relationships, ING U.S. Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden America Life Insurance Company of New York (1997 — 2000).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 47	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President	March 2005 — Present	Vice President, ING Fund Services, LLC (April 2005 — Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 — April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 — April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 — March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 29	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Assistant Vice President	September 2004 — Present	Assistant Vice President, ING Funds Services, LLC (August 2004 — Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 32	Assistant Secretary	September 2004 — Present	Supervisor, Board Operations, ING Funds Services, LLC (August 2003 — Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 — August 2003); Associate, PricewaterhouseCoopers (January 2001 — August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 — December 2000).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing advisory agreement (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Portfolios remains in effect only if the Board of Trustees (the “Board”) of ING Investors Trust, including a majority of the Trustees who have no direct or indirect interest in the Advisory Contract, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew the Contract. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the Advisory Contract.

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory arrangements and to approve new advisory arrangements. Among the measures the Board implemented was to: retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Portfolios’ Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory Contract, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International Equity and Fixed Income Investment Review Committee. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory Contract renewal process. Management provides Portfolio-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review of the Advisory Contract. Certain of this information for a representative sample of Funds in the ING Funds complex (other than the Portfolios) was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the International Equity and Fixed Income Investment Review Committee reviews benchmarks used to assess the performance of each Portfolio. The Investment Review Committee also meets regularly with the Adviser.

The Board employed its process for reviewing contracts when considering the renewal of the Advisory Contract that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information about the Adviser provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory Contract.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Portfolio that provide information about the performance and expenses of the Portfolio and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) a copy of the form of Advisory Contract; (5) a copy of the Form ADV for the Adviser; (6) financial statements for the Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of advisory agreements, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

Each Portfolio currently has only one class of shares, which were compared to the analogous class of shares for each fund in the Selected Peer Group. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board noted the resources that the Adviser has committed to the Board and the International Equity and Fixed Income Investment Review Committee to assist the Board and Committee members with their assessment of the investment performance of the Portfolios. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committee to analyze the key factors underlying investment performance for the Portfolios.

In considering the Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of such Funds, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the Funds in the ING Funds complex through re-negotiated arrangements with the Funds’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the Fund complex more efficient by reducing the number of Funds through reorganizations of similar Funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board

36

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

evaluated the Adviser’s regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. For larger Portfolios, the Board also considered the adequacy of the resources committed to the Portfolios by the Adviser, and whether those resources are commensurate with the needs of larger Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to the Portfolio’s shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Portfolio FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged, which are level fees that do not include breakpoints. In this regard, the Board noted any waivers or expense reductions applicable to the fees payable by the Portfolios and the extent to which economies of scale could effectively be realized through such waivers or expense reductions.

Information about Services to Other Clients

The Board requested and considered, information about the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate payable by each Portfolio to the Adviser. The Board took into account any expense limitations or waivers applicable to the fees payable by each Portfolio to the Adviser.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Advisory Contract, and the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform through the year ending November 30, 2006.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. The Board also considered information that it requested and was provided by Management with

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

respect to the profitability of service providers affiliated with the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing the Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING LifeStyle Aggressive Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Lifestyle Aggressive Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods and outperformed its Morningstar category median for the one-year period; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date and one-year periods; and (3) the Portfolio is ranked in the first (highest) quintile for the one-year period and in the fourth quintile for the most recent calendar quarter and year-to-date periods. In considering this performance data, the Board took into account that the Portfolio launched in May 2004, and therefore had a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory Contract for ING Lifestyle Aggressive Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in May 2004, and it is reasonable to permit the Portfolio to establish a longer period of operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LifeStyle Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Lifestyle Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and

38

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

outperformed its Morningstar category median for the year-to-date and one-year periods; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date and one-year periods; and (3) the Portfolio is ranked in the first (highest) quintile for the one-year period, the fourth quintile for the most recent calendar quarter and the third quintile for the year-to-date period. In considering this performance data, the Board took into account that the Portfolio launched in May 2004, and therefore had a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory Contract for ING Lifestyle Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in May 2004, and it is reasonable to permit the Portfolio to establish a longer period of operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING LifeStyle Moderate Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Lifestyle Moderate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and one-year periods and underperformed for the year-to-date period; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Portfolio is ranked in the third quintile for the most recent calendar quarter and year-to-date periods and in the second quintile for the one-year period. In considering this performance data, the Board took into account that the Portfolio launched in May 2004, and therefore had a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory Contract for ING Lifestyle Moderate Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in May 2004, and it is reasonable to permit the Portfolio to establish a longer period of operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LifeStyle Moderate Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Lifestyle Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter

39

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date and one-year periods; and (3) the Portfolio is ranked in the third quintile for the year-to-date and one-year periods and in the first (highest) quintile for the most recent calendar quarter. In considering this performance data, the Board took into account that the Portfolio launched in May 2004, and therefore had a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory Contract for ING Lifestyle Moderate Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in May 2004, and it is reasonable to permit the Portfolio to establish a longer period of operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

40

Investment Manager
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

Directed Services, Inc.
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110
Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-ULS (1205-022406)

Funds

                   Annual Report

                   December 31, 2005

                   ING Investors Trust

• ING American Funds Growth Portfolio • ING American Funds International Portfolio • ING American Funds Growth-Income Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier. SM” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.1 In other words, the majority of investment opportunities are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1     MSCI December, 2005

1

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed-income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was
-0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, which were on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 Index reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets, Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the

2

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Japanese corporations and banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING AMERICAN FUNDS GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING American Funds Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing all of its assets in the Class 2 Shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth Fund commentary of the Annual Report of the American Funds Insurance Series on page 34.

For the year ended December 31, 2005, the Portfolio returned 15.61%, compared to the S&P 500 Composite Stock Price Index(1), which returned 4.91%.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
	1 Year	September 2, 2003

ING American Funds Growth Portfolio	15.61%	15.14%
S&P 500 Index(1)	4.91%	11.57	%(2)

Based on a $10,000 initial investment, the graph and the table above illustrate the total return of ING American Funds Growth Portfolio against the S&P 500 Composite Stock Price Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.

Portfolio holdings are subject to change daily.

(1)The Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)Since inception performance of the index is shown from September 1, 2003.

4

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING American Funds International Portfolio (the “Portfolio”) seeks to make your investment grow over time by investing all of its assets in the Class 2 Shares of the International Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the International Fund commentary of the Annual Report of the American Funds Insurance Series on page 35.

For the year ended December 31, 2005, the Portfolio returned 20.92%, compared to the MSCI EAFE(1) Index, which returned 14.02%.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
	1 Year	September 2, 2003

ING American Funds International Portfolio	20.92%	23.89%
MSCI EAFE Index(1)	14.02%	24.31	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Portfolio against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.

Portfolio holdings are subject to change daily.

(1)The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.

(2)Since inception performance of the index is shown from September 1, 2003.

5

ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING American Funds Growth-Income Portfolio (the “Portfolio”) seeks to make your investment grow and to provide you with income over time by investing all of its assets in the Class 2 Shares of the Growth-Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth-Income commentary of the Annual Report of the American Funds Insurance Series on page 36.

For the year ended December 31, 2005, the Portfolio returned 5.29%, compared to the S&P 500 Composite Stock Price Index(1), which returned 4.91%.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
	1 Year	September 2, 2003

ING American Funds Growth-Income Portfolio	5.29%	10.52%
S&P 500 Index(1)	4.91%	11.57	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Growth-Income Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.

Portfolio holdings are subject to change daily.

(1)The Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)Since inception performance of the index is shown from September 1, 2003.

6

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING American Funds Growth Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return	$1,000.00	$1,121.10	1.12%	$5.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	1.12%	$5.70

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING American Funds International Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return	$1,000.00	$1,196.50	1.29%	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.29%	$6.56

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING American Funds Growth-Income Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return	$1,000.00	$1,057.80	1.04%	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	1.04%	$5.30

*	Expenses are equal to each Fund’s respective annualized expense ratios, including the expenses of the underlying funds, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

ING American Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Funds Growth Portfolio, ING American Funds Growth & Income Portfolio, and ING American Funds International Portfolio, each a series of ING American Funds, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods since September 2, 2003. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, except those identified as having been audited by other auditors, present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2006

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

(Amounts in thousands, except per share amounts)

	ING	ING	ING
	American	American	American
	Funds	Funds	Funds
	Growth	International	Growth-Income
	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in underlying funds(1) at value*	$1,551,128	$719,111	$1,064,201
Cash	3	—	—
Receivable for investments sold	742	—	—
Receivable for fund shares sold	34	1,334	455
Prepaid assets	1	—	1

Total assets	1,551,908	720,445	1,064,657

LIABILITIES:
Payable for investments purchased	—	1,333	446
Payable for fund shares redeemed	776	—	9
Accrued distribution fees	654	295	449
Accrued trustee fees	24	6	14
Other accrued expenses and liabilities	104	43	92

Total liabilities	1,558	1,677	1,010

NET ASSETS	$1,550,350	$718,768	$1,063,647

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,280,323	$570,689	$962,774
Undistributed net investment income	3,194	6,598	8,659
Accumulated net realized gain on investments	2,178	1,916	4,360
Net unrealized appreciation on investments	264,655	139,565	87,854

NET ASSETS	$1,550,350	$718,768	$1,063,647

* Cost of investments in securities	$1,286,473	$579,547	$976,347
Net assets	$1,550,350	$718,768	$1,063,647
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	26,364	37,364	27,469
Net asset value and redemption price per share	$58.81	$19.24	$38.72

(1)	The underlying funds for the ING American Funds Growth, ING American Funds International and ING American Funds Growth-Income Portfolios are the Class 2 shares of the American Growth, American International and American Growth-Income Funds, respectively.

See Accompanying Notes to Financial Statements

9

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

(Amounts in thousands)

	ING	ING	ING
	American	American	American
	Funds	Funds	Funds
	Growth	International	Growth-Income
	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, from underlying funds(1)	$9,264	$9,190	$13,169

Total investment income	9,264	9,190	13,169

EXPENSES:
Distribution fees	5,839	2,480	4,323
Transfer agent fees	3	3	2
Professional fees	73	29	55
Custody fees	93	44	84
Trustee fees	58	27	42
Miscellaneous expense	1	3	—

Total expenses	6,067	2,586	4,506

Net investment income	3,197	6,604	8,663

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,179	1,917	853
Distributions of realized gains from underlying funds	—	—	3,510
Net change in unrealized appreciation on investments	185,544	103,988	40,521

Net realized and unrealized gain on investments	187,723	105,905	44,884

Increase in net assets resulting from operations	$190,920	$112,509	$53,547

(1)	The underlying funds for the ING American Funds Growth, ING American Funds International and ING American Funds Growth-Income Portfolios are the Class 2 shares of the American Growth, American International and American Growth-Income Funds, respectively.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	ING American Funds		ING American Funds		ING American Funds
	Growth Portfolio		International Portfolio		Growth-Income Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$3,197	$(1,260)	$6,604	$2,560	$8,663	$3,043
Net realized gain on investments	2,178	1,030	1,917	927	4,363	621
Net change in unrealized appreciation or depreciation on investments	185,545	72,876	103,988	33,283	40,521	42,388

Net increase in net assets resulting from operations	190,920	72,646	112,509	36,770	53,547	46,052

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(66)	(2,578)	(407)	(3,066)	(623)
Net realized gains	(292)	(3)	(926)	(6)	(623)	(2)

Total distributions	(292)	(69)	(3,504)	(413)	(3,689)	(625)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	512,141	661,803	289,646	253,830	352,752	521,145
Dividends reinvested	292	69	3,504	413	3,689	625

	512,433	661,872	293,150	254,243	356,441	521,770
Cost of shares redeemed	(7,368)	(10,125)	(9,858)	(8,943)	(3,409)	(4,432)

Net increase in net assets resulting from capital share transactions	505,065	651,747	283,292	245,300	353,032	517,338

Net increase in net assets	695,693	724,324	392,297	281,657	402,890	562,765

NET ASSETS:
Beginning of year	854,657	130,333	326,471	44,814	660,757	97,992

End of year	$1,550,350	$854,657	$718,768	$326,471	$1,063,647	$660,757

Undistributed net investment income (accumulated net investment loss) at end of year	$3,194	$(3)	$6,598	$2,572	$8,659	$3,062

See Accompanying Notes to Financial Statements

11

ING AMERICAN FUNDS GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

				September 2,
	Year Ended	Year Ended		2003(1) to
	December 31,	December 31,		December 31,
	2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$50.88	45.47		42.35

Income (loss) from investment operations:
Net investment income (loss)	$0.12	(0.09)		0.01
Net realized and unrealized gain on investments	$7.82	5.50		3.11
Total from investment operations	$7.94	5.41		3.12

Less distributions from:
Net investment income	$—	0.00	*	—
Net realized gain from investments	$0.01	0.00	*	—
Total distributions	$0.01	0.00	*	—
Net asset value, end of period	$58.81	50.88		45.47

Total Return(2): %	15.61	11.91		7.37

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,550,350	854,657		130,333

Ratios to average net assets:
Expenses excluding expenses of the underlying fund(3)%	0.52	0.53		0.53
Net investment income (loss)(3)%	0.27	(0.27)		0.09
Portfolio turnover rate(4)%	1	3		0 *

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the underlying fund.

* Amount is less than 0.01% or $0.01. In the case of the portfolio turnover, amount is less than 1%.

			September 2,
	Year Ended	Year Ended	2003(1) to
	December 31,	December 31,	December 31,
	2005	2004	2003

Expenses including net expenses of the underlying fund (3)%	1.09	1.14	1.17
Expenses including gross expenses of the underlying fund(3)%	1.12	1.14	1.17
Portfolio turnover rate of underlying fund %	29	30	34

See Accompanying Notes to Financial Statements

12

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

			September 2,
	Year Ended	Year Ended	2003(1) to
	December 31,	December 31,	December 31,
	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.03	13.53	11.78

Income from investment operations:
Net investment income	$0.23 *	0.22 *	0.12
Net realized and unrealized gain on investments	$3.10	2.30	1.63
Total from investment operations	$3.33	2.52	1.75

Less distributions from:
Net investment income	$0.09	0.02	—
Net realized gain from investments	$0.03	0.00 **	—
Total distributions	$0.12	0.02	—
Net asset value, end of period	$19.24	16.03	13.53

Total Return(2): %	20.92	18.64	14.86

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$718,768	326,471	44,814

Ratios to average net assets:
Expenses excluding expenses of the underlying fund(3)%	0.52	0.53	0.53
Net investment income(3)%	1.33	1.54	6.96
Portfolio turnover rate(4)%	2	5	2

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the underlying fund.

* Per share data calculated using average number of shares outstanding throughout the period.

** Amount is less than 0.01% or $0.01. In the case of the portfolio turnover, amount is less than 1%.

			September 2,
	Year Ended	Year Ended	2003(1) to
	December 31,	December 31,	December 31,
	2005	2004	2003

Expenses including net expenses of the underlying fund (3)%	1.29	1.36	1.41
Expenses including gross expenses of the underlying fund(3)%	1.34	1.37	1.41
Portfolio turnover rate of underlying fund %	40	37	41

See Accompanying Notes to Financial Statements

13

ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

			September 2,
	Year Ended	Year Ended	2003(1) to
	December 31,	December 31,	December 31,
	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$36.93	33.67	30.83

Income from investment operations:
Net investment income	$0.38 *	0.29 *	0.20
Net realized and unrealized gain (loss) on investments	$1.57	3.01	2.64
Total from investment operations	$1.95	3.30	2.84

Less distributions from:
Net investment income	$0.13	0.04	—
Net realized gain from investments	$0.03	0.00 **	—
Total distributions	$0.16	0.04	—
Net asset value, end of period	$38.72	36.93	33.67

Total Return(2): %	5.29	9.79	9.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,063,647	660,757	97,992

Ratios to average net assets:
Expenses excluding expenses of the underlying fund(3)%	0.52	0.53	0.53
Net investment income(3)%	1.00	0.84	4.41
Portfolio turnover rate(4)%	1	2	0 **

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the underlying fund.

* Per share data calculated using average number of shares outstanding throughout the period.

** Amount is less than 0.01% or $0.01. In the case of the portfolio turnover, amount is less than 1%.

			September 2,
	Year Ended	Year Ended	2003(1) to
	December 31,	December 31,	December 31,
	2005	2004	2003

Expenses including net expenses of the underlying fund (3)%	1.04	1.08	1.12
Expenses including gross expenses of the underlying fund(3)%	1.06	1.08	1.12
Portfolio turnover rate of underlying fund %	20	21	21

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 2005 the Trust had fifty-six operational portfolios. The three portfolios included in this report are: ING American Funds Growth Portfolio (“Growth”), ING American Funds International Portfolio (“International”) and ING American Funds Growth-Income Portfolio (“Growth-Income”) (collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio currently seeks to achieve its investment objective by investing all its investable assets in a separate series (each a “Fund”) of American Funds Insurance Series (the “Underlying Funds”), a registered open-end management investment company that has the same investment objective and substantially similar policies as the Portfolio. At December 31, 2005, Growth, International, Growth-Income held 6.9%, 11.1% and 4.86% of the American Growth, American International and American Growth-Income Funds, respectively. Each Fund directly acquires securities and a Portfolio investing in the Fund acquires an indirect interest in those securities.

Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by: ING USA Annuity and Life Insurance Company (“ING USA”), an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”); Security Life of Denver, an indirect wholly owned subsidiary of ING Groep; ReliaStar Life Insurance Company; an indirect, wholly-owned subsidiary of ING Groep, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA; and, ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investment in its corresponding Fund is based on the net asset value of that Fund each business day. Valuation of the investments by the Funds is discussed in the Funds notes to financial statements, which accompany this report.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and related excise tax provisions and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E.	Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles. Actual results could differ from these estimates.

F.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (the “Investment Manager”) and ING Funds Services, LLC (the “Administrator”), both indirect, wholly-owned subsidiaries of ING Groep, provide each of the Portfolios with advisory and administrative services, respectively, under a Management Agreement and an Administration Agreement (the “Agreements”). Under the terms of the Agreements, during periods when each Portfolio invests all or substantially all of its assets in another investment company, the Portfolio pays no management fee and no administration fee. During periods when the Portfolios invest directly in investment securities, each Portfolio pays the Administrator a monthly administration fee of 0.10% of its average daily net assets and the Investment Manager a monthly management fee based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

Growth	0.50% of the first $600 million; 0.45% of the next $400 million; 0.42% of the next $1 billion; 0.37% of the next $1 billion; 0.35% on the next $2 billion; 0.33% of the next $3 billion; 0.315% of the next $5 billion; and 0.30% of the amount in excess of $13 billion

International	0.69% of the first $500 million; 0.59% on the next $500 million; 0.53% on the next $500 million; 0.50% on the next $1 billion; 0.48% on the next $1.5 billion; 0.47% on the next $2.5 billion; 0.46% on the next $4 billion; and 0.45% of the amount in excess of $10.5 billion

Growth-Income	0.50% of the first $600 million; 0.45% on the next $900 million; 0.40% on the next $1 billion; 0.32% on the next $1.5 billion; 0.285% on the next $2.5 billion; 0.256% on the next $4 billion; and 0.242% of the amount in excess of $10.5 billion

NOTE 4 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2005, the cost of purchases and the proceeds from the sales of the Underlying Funds, were as follows (in thousands):

	Purchases	Sales

Growth	$515,723	$10,012
International	294,432	7,961
Growth-Income	362,857	5,206

NOTE 5 — DISTRIBUTION FEES

Each of the Portfolios has entered into a Rule 12b-1 distribution plan (the “Distribution Plan”) with Directed Services, Inc. (“DSI”, or the “Distributor”). The Distribution Plan provides that each Portfolio shall pay a 12b-1 distribution fee, for distribution services including payments to DSI, at an annual rate not to exceed 0.50% of the average daily net assets. In addition, Class 2 shares of each of the underlying Growth Fund, International Fund and Growth-Income Fund pay 0.25% of average assets annually to American Funds Distributors, Inc. pursuant to a plan of distribution which fees are indirectly borne by the Portfolios.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy.

Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which each Portfolio invests. These investors also bear the proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

At December 3,1 2005, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING USA Annuity and Life Insurance — Growth (97.99%); International (95.37%); and Growth-Income (97.02%).

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2005, the International Portfolio and Growth-Income Portfolio had $25,255 and $64,581 of Accrued Custodian Fees included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceed 5% of total liabilities.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows (in thousands):

	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004

Growth (Number of Shares)
Shares sold	9,703	14,149
Dividends reinvested	5	1
Shares redeemed	(140)	(220)

Net increase in shares outstanding	9,568	13,930

Growth ($)
Shares sold	$512,141	$661,803
Dividends reinvested	292	69
Shares redeemed	(7,368)	(10,125)

Net increase	$505,065	$651,747

	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004

International (Number of Shares)
Shares sold	17,369	17,674
Dividends reinvested	217	27
Shares redeemed	(585)	(651)

Net increase in shares outstanding	17,001	17,050

International ($)
Shares sold	$289,646	$253,830
Dividends reinvested	3,504	413
Shares redeemed	(9,858)	(8,943)

Net increase	$283,292	$245,300

	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004

Growth-Income (Number of Shares)
Shares sold	9,570	15,091
Dividends reinvested	101	17
Shares redeemed	(92)	(128)

Net increase in shares outstanding	9,579	14,980

Growth-Income ($)
Shares sold	$352,752	$521,145
Dividends reinvested	3,689	625
Shares redeemed	(3,409)	(4,432)

Net increase	$353,032	$517,338

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended		Year Ended
	December 31, 2005		December 31, 2004

	Ordinary	Long-Term	Ordinary
	Income	Capital Gains	Income

Growth	$0	$292	$69
International	3,411	94	413
Growth-Income	3,607	82	625

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

	Undistributed	Undistributed
	Ordinary	Long Term	Unrealized
	Income	Capital Gains	Appreciation

Growth	$3,405	$1,968	$264,656
International	6,601	1,915	139,565
Growth-Income	8,660	4,361	87,854

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004, ING Investments reported to the Board that, at that time, these instances include the following:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

19

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2005 were as follows:

Fund Name	Type	Per Share Amount

ING American Funds Growth Portfolio	LTCG	$0.0132
ING American Funds International Portfolio	NII	$0.0882
	STCG	$0.0285
	LTCG	$0.0032
ING American Funds Growth-Income Portfolio	NII	$0.1299
	STCG	$0.0229
	LTCG	$0.0036

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2005, the following percentage qualifies for the dividends received deduction (DRD) available to corporate shareholders:

ING American Funds Growth-Income Portfolio	99.96%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

20

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 — Present	Unemployed. Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 1997 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 1997 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present) and Executive Vice President, Frontier Insurance Group, Inc. (September 1998 — March 2001).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 — Present	Retired.

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Trustee	February 2002 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	172	None
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	None
R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	172	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	172	Assured Guaranty Ltd. (November 2003 — Present).
Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	BestPrep (September 1991 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	172	Progressive Capital Accumulation Trust (August 1998 — Present); Principled Equity Market Trust (November 1996 — Present), Mercy Endowment Foundation (September 1995 — Present); Asian American Bank and Trust Company (June 1992 — Present); and Notre Dame Health Care Center (July 1991 — Present).
Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	AmeriGas Propane, Inc. (January 1998 — Present).

21

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 — Present	Retired. Formerly, Vice President — Finance and Administration, The Channel Corporation (June 1996 — April 2002). Formerly, Trustee, First Choice Funds (February 1997 — April 2001).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	February 2002 — Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 — Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 — December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 — December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 — September 2001).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	Touchstone Consulting Group (June 1997 — Present); and Jim Henson Legacy (April 1994 — Present).

Trustees who are “Interested Persons”:
Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	212	Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 — Present).
John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	212	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

22

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	President and Chief Executive Officer Chief Operating Officer	March 2003 — Present March 2003 — Present	President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 — Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 — December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 47	Executive Vice President	March 2003 — Present	Executive Vice President (December 2001 — Present) and formerly Chief Compliance Officer, ING Investments, LLC (October 2004 — December 2005), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 55	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present) and Chief Investment Risk Officer (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 50	Chief Compliance Officer	January 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and ING Investment LLC and Directed Services, Inc. (January 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director, Financial Reporting, ING Investments, LLC (March 2001 — September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 — January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	January 2003 — Present May 1999 — Present	Senior Vice President (August 1999 — Present) and Assistant Secretary (October 2001 — Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 41	Senior Vice President	November 2003 — Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 — January 2001).

23

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 38	Vice President and Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President, ING Investments, LLC (February 2003 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Mary Bea Wilkinson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2003 — Present	Head of Strategic Relationships, ING U.S. Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden America Life Insurance Company of New York (1997 — 2000).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 47	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President	March 2005 — Present	Vice President, ING Fund Services, LLC (April 2005 — Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 — April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 — April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 — March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 29	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Assistant Vice President	September 2004 — Present	Assistant Vice President, ING Funds Services, LLC (August 2004 — Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

24

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 32	Assistant Secretary	September 2004 — Present	Supervisor, Board Operations, ING Funds Services, LLC (August 2003 — Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 — August 2003); Associate, PricewaterhouseCoopers (January 2001 — August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 — December 2000).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

25

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing advisory agreement (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Portfolios remains in effect only if the Board of Trustees (the “Board”) of ING Investors Trust, including a majority of the Trustees who have no direct or indirect interest in the Advisory Contract, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew the Contract. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the Advisory Contract.

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory Contract. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory arrangements and to approve new advisory arrangements. Among the measures the Board implemented was to retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Portfolios’ Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Advisory Contract, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory Contract renewal process. Management provides Portfolio-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review of the Advisory Contract. Certain of this information for a representative sample of Funds in the ING Funds complex (other than the Portfolios) was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular ongoing process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology

26

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of the relevant Portfolios. The Investment Review Committees also meet regularly with the Adviser. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory Contract that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information about the Adviser provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory Contract.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Portfolio that provide information about the performance and expenses of the Portfolio and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) a copy of the form of Advisory Contract; (5) a copy of the Form ADV for the Adviser; (6) financial statements for the Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of advisory arrangements, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

Each Portfolio currently has only one class of shares, which were compared to the analogous class of shares for each fund in the Selected Peer Group. It should be noted that the performance of each Portfolio reflects that of the Master Fund in which it invests. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer group were selected based upon criteria designed to mirror the Portfolio class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and Committee members with their assessment of the investment performance of the Portfolios and other Funds in the ING Funds complex. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Portfolios.

In considering the Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of such Funds, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board evaluated the Adviser’s regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board

27

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered the implementation by the Adviser of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. For larger Portfolios, the Board also considered the adequacy of the resources committed to the Portfolios by the Adviser, and whether those resources are commensurate with the needs of larger Portfolios and are appropriate to attempt to sustain expected levels of compliance and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to the Portfolio’s shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Portfolio FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board considered that while each Portfolio invests all of its assets in a corresponding “Master Fund,” the Adviser does not charge advisory fees at the Portfolio level. The Board also noted that the Master Funds apply breakpoint discounts to advisory fees, lowering the advisory fees payable by the Master Funds at higher asset levels, and such reductions would indirectly benefit the Portfolios. The Board also noted that any waivers to or reimbursements of advisory or other fees payable by the Master Funds would have an indirect benefit to the Portfolios, and noted the extent to which economies of scale could effectively be realized through such waivers or reimbursements.

Information about Services to Other Clients

The Board requested and received information about the nature of services and fee rates offered by the Adviser to other registered investment companies.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In analyzing this information, the Board took into account that no advisory or administrative fees are charged when the Portfolio is fully invested in the corresponding Master Fund, and that advisory fees and any administrative fees charged by the Master Funds are indirectly borne by Portfolio shareholders.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contract, and the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and/or its affiliates, which are waived during periods when the Portfolio invests in the corresponding Master Fund, are reasonable for the services that the Adviser and its affiliates perform, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

28

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. The Board took into account that advisory fees would be waived during periods when the Portfolios are invested in the Master Funds. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Portfolio’s current Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING American Funds Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the first (highest) quintile for all periods presented.

In considering the fees payable under the Advisory Contract for ING American Funds Growth Portfolio, the Board took into account the factors described above and also considered the fairness of the compensation under an Advisory Contract when: (1) under the Advisory Contract, no advisory fees are charged when the Portfolio is fully invested in the American Funds Growth Fund (Class 2 shares) (the “Growth Master Fund”); (2) the Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the Growth Master Fund; and (3) advisory fees are charged by the Growth Master Fund and indirectly borne by Portfolio shareholders.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Fund Growth-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Growth-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the year-to-date and one-year periods, but outperformed for the most recent calendar quarter; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the one-year period, in the third

29

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

quintile for the year-to-date period, and in the first (highest) quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for ING American Funds Growth-Income Portfolio, the Board took into account the factors described above and also considered the fairness of the compensation under an Advisory Contract when: (1) under the Advisory Contract, no advisory fees are charged when the Portfolio is fully invested in the American Funds Growth-Income Fund (Class 2 shares) (the “Growth-Income Master Fund”); (2) the Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the Master Fund; and (3) advisory fees are charged by the Growth-Income Master Fund and indirectly borne by Portfolio shareholders.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds International Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds International Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the first (highest) quintile for all periods presented.

In considering the fees payable under the Advisory Contract for ING American Funds International Portfolio, the Board took into account the factors described above and also considered the fairness of the compensation under an Advisory Contract when: (1) under the Advisory Contract, no advisory fees are charged when the Portfolio is fully invested in the American Funds International Fund (Class 2 shares) (the “International Master Fund”); (2) the Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the Master Fund; and (3) advisory fees are charged by the International Master Fund and indirectly borne by Portfolio shareholders.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

30

American Funds®

The right choice for the long term®

# American Funds Insurance Series

A diversity of perspectives

Annual report for the year ended December 31, 2005

American Funds Insurance Series® is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company. For nearly 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

Investment portfolios

Growth Fund
International Fund
Growth-Income Fund

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline the report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, please see the outside back cover.

This report shows investment results for Class 1, Class 2 and Class 3 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution. Results discussed in the letter to investors are for Class 2 shares. The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years — or lifetime of the fund, if shorter than 10 years. The mountain charts reflect results for Class 2 shares. The investment results tables show the average annual total returns over various periods for Class 1, Class 2 and Class 3 shares. The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected here. The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Investments outside the United States, especially those in developing countries, are subject to additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Small-company stocks involve additional risks, and they can fluctuate in price more than larger company stocks. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. The market indexes shown in this report are unmanaged and do not reflect sales charges, commissions or expenses.

32

Fellow investors:

The year ended December 31, 2005, was a strong period for American Funds Insurance Series. For the third consecutive year, every investment option in the series gained ground, and many of the funds outpaced their relative benchmarks.

The fiscal year, which began in January 2005, proved to be a study in contrasts. The U.S. stock markets were restrained by rising energy prices, the Gulf Coast hurricanes and the steady climb of short-term interest rates. However, economic growth remained healthy throughout the year, leading to higher corporate profits, relatively low unemployment and sustained consumer demand. Both Standard & Poor’s 500 Composite Index, a broad measure of U.S. stocks, and the Nasdaq Composite Index, home to many of the nation’s technology companies, finished the year moderately ahead, returning 4.9% and 1.4%, respectively.

Stock returns were more vigorous outside the United States in 2005, which benefited those funds with a global exposure. In Europe, strong markets prevailed in an environment of slow economic growth countered by low interest rates and rising corporate profits. Almost every major European market posted returns totaling 20%1 or better when measured in local currencies. When converted to U.S. dollars, however, European returns were notably lower, owing to the strength of the U.S. dollar, which gained 14.5% against the euro and 11.5% against the British pound. For example, the London FTSE 100 posted a gain of 8.8% when measured in U.S. dollars.

In most Asian and developing markets, returns were in the double digits. South Korea, Brazil and Mexico each gained more than 40%, and although headwinds created by the strengthening U.S. dollar against the yen reduced the return on Japanese stocks, they still finished with a robust return of 25.6% for the year.

Among sectors, there was a disparity of results. Energy companies, bolstered by historically high oil prices, continued to provide strong returns, while results for technology and Internet companies were generally mixed. Global small-cap companies continued to outpace the broader market, posting double-digit gains for the third consecutive year; they returned 17.2% as measured by the S&P/Citigroup Global Index with market capitalizations less than $2 billion.

American Funds Insurance Series’ bond funds also gained ground in an environment marked by rising short-term interest rates and low inflation. During 2005, the Federal Reserve Board maintained its measured course of interest rate hikes, increasing the federal funds rate eight more times to 4.25%. However, long-term interest rates showed little change. This divergent behavior resulted in the longest maturity bonds producing the highest returns for the year across all market sectors. Corporate bonds and mortgage-backed obligations slightly lagged comparable-maturity Treasuries for the year. The high-quality bond market gained 2.6% as measured by the Citigroup Broad Investment-Grade (BIG) Bond Index, while high-yield bonds posted a 2.3% return as measured by the Credit Suisse High Yield Index.

Naturally, we are pleased with the series’ strong results this year; however, we urge investors not to focus unduly on short-term gains but rather consider investment decisions in light of multi-year results. As always, it is best to stick to a thoughtful long-term financial plan.

We will continue to extensively research the companies we invest in and maintain our own long-term perspective as we construct the portfolios of the 13 funds in the series. We appreciate your continued support and look forward to reporting to you again in six months.

Cordially,

James K. Dunton	Donald D. O’Neal
Vice Chairman of the Board	President
Principal Executive Officer

February 6, 2006

1Unless otherwise indicated, country returns are based on MSCI indexes, assume reinvestment of dividends and are measured in U.S. dollars.

Lee A. Ault III, an independent trustee of the series since 1999, has been elected non-executive chairman of the board. James K. Dunton, the previous chairman, has been elected vice chairman and will remain principal executive officer. As independent board chair, Mr. Ault will chair board meetings, including executive sessions of the independent trustees, and will be responsible for board agendas, but will not have other executive or management responsibilities with the series. He will remain unaffiliated with Capital Research and Management Company, the series’ investment adviser, and any of its affiliates.

American Funds Insurance Series

33

Where the fund’s assets were invested based on total net assets as of December 31, 2005

Average annual total returns based on a $1,000 investment for periods ended December 31, 2005

	Class 1		Class 2		Class 3
1 year	+	16.50%	+	16.19%	+	16.28%
5 years	+	2.28	+	2.03	+	2.10
10 years	+	13.96	+	13.68	+	13.76
Lifetime (since 2/8/84)	+	14.96	+	14.64	+	14.75

The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; cannot be invested in directly; and reflect the reinvestment of all dividends and/or distributions.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth Fund had an exceptional year, growing 16.2% in 2005, and besting its benchmark, the S&P 500, which gained 4.9% for the period. The fund is now the largest investment option in American Funds Insurance Series as measured by assets.

In 2005, a year where U.S. markets were eclipsed by those abroad, the fund benefited from its exposure to non-U.S. companies, which accounted for 16.4% of assets at year-end. Two of the fund’s Japanese and Brazilian holdings did especially well, posting high gains and boosting the fund’s return.

Energy prices remained high worldwide, prompting the oil, gas and consumable fuels sector to have a strong year. Google, the fund’s largest individual holding, did remarkably well in 2005, and was beneficial to the fund’s year-end result. In fact, the majority of the fund’s top 10 holdings all positively contributed to the fund’s return, though their sectors as a whole did not fare as well.

The fund’s technology holdings had mixed results; some did relatively well, while a few lagged. Overall, mortgage finance and industrial conglomerate holdings were generally weaker and detracted from the fund’s result.

American Funds Insurance Series

34

International Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Fund gained 21.5% in 2005, while the MSCI EAFE® (Europe, Australasia, Far East) Index posted a 14.0% return as global stock markets generated impressive returns for the third consecutive year.

Returns in Asia and most developing countries were especially strong. India rose 37.6%, 1 South Korea gained 58.0%, and Brazil advanced 57.0%, a substantial portion of which came from appreciation of the Brazilian currency against the dollar. In contrast, the strengthening U.S. dollar against the yen reduced the return on Japanese stocks to a still-robust 25.6%. In Europe, where markets were more subdued, currency hindered returns for U.S. investors, though when measured in dollars, gains were still strong.

The fund increased its exposure in Asia, where a variety of new investment opportunities were found. In fact, Asia has replaced Europe as International Fund’s largest area of concentration. At year-end, the fund’s exposure in Asia had increased to 37.3% from 31.7% as of December 31, 2004.

The fund’s holdings in oil, gas and consumable fuels boosted its return, while investments in industries such as diversified telecommunication services and pharmaceuticals were less additive.

Where the fund’s assets were invested based on total net assets as of December 31, 2005

Asia/Pacific Basin
Japan	18.9%
South Korea	4.7
India	3.8
Australia	2.6
Taiwan	2.6
Hong Kong	2.1
China	1.0
Other	1.6

37.3

Europe
United Kingdom	7.4
France	5.8
Germany	5.3
Netherlands	3.7
Switzerland	3.6
Spain	2.4
Austria	2.1
Italy	1.7
Denmark	1.3
Norway	1.1
Other	1.6

36.0

The Americas
Canada	4.3
Brazil	2.9
Mexico	2.6
Other	.8

10.6

Other countries	.1

Short-term securities & other assets less liabilities	16.0

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2005

	Class 1	Class 2	Class 3
1 year	+21.75%	+21.50%	+21.54%
5 years	+ 6.18	+ 5.93	+ 6.00
10 years	+11.20	+10.93	+11.01
Lifetime (since 5/1/90)	+10.41	+10.13	+10.22

The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; cannot be invested in directly; and reflect the reinvestment of all dividends and/or distributions.

[1]	Unless otherwise indicated, country returns are based on MSCI indexes, assume reinvestment of dividends and are measured in U.S. dollars.

[2]	MSCI EAFE (Europe, Australasia, Far East) Index.

[3]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

35

Where the fund’s assets were invested based on total net assets as of December 31, 2005

Average annual total returns based on a $1,000 investment for periods ended December 31, 2005

	Class 1	Class 2	Class 3
1 year	+ 6.08%	+ 5.83%	+ 5.88%
5 years	+ 5.57	+ 5.31	+ 5.37
10 years	+10.84	+10.56	+10.64
Lifetime (since 2/8/84)	+13.08	+12.76	+12.88

The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged; do not reflect sales charges, commissions or expenses; cannot be invested in directly; and reflect the reinvestment of all dividends and/or distributions.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Growth-Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth-Income Fund gained 5.8% during 2005, besting the S&P 500, which rose 4.9%.

High energy prices and rising short-term interest rates restrained markets in the United States for the year. Domestically, energy-related companies fared very well in 2005. Investors outside the United States also saw strong returns as most major markets ended the year with double-digit gains.

Growth-Income Fund, which seeks capital growth and income over time, invests primarily in U.S. companies across a wide range of industry groups. The fund benefited from its position in energy companies, 7.0% of assets, and from good stock selection in a variety of other industries.

The fund also benefited from its non-U.S. equities, accounting for 9.0% of assets, while some holdings specific to the mortgage finance and media industries were a drag on the fund’s result for the year.

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36

# A diversity of perspectives

American Funds Insurance Series gives you a wide range of investment choices. From the growth-oriented International Fund to Cash Management Fund, the series covers the investment spectrum. Capital Research and Management Company, investment adviser to all 13 of the series' variable funds, is well suited to the task of managing that diversity of options. In the next few pages, you'll meet a handful of the investment professionals from our offices in Los Angeles, New York, San Francisco and Hong Kong who bring a unique blend of experience and perspective to American Funds Insurance Series.

37 American Funds Insurance Series

37

meticulous
research

“We all bring our different experiences to the table, approaching things from different angles. The insight you gain from others can definitely help you make wiser investment decisions.”

— Alex Sheynkman

The art of research

The first thing you notice when you walk into Alex Sheynkman’s New York City office is the display of name badges he’s collected from the companies visited on his many research trips. “What’s interesting is that some of these companies no longer exist,” Alex says, pointing to a badge from Compaq, which merged with Hewlett-Packard in 2002. “It’s a constantly shifting world, and I think the most important thing about how we approach investment research is that we try and see as far down the road as possible. Where a company will be in six months or a year is certainly important. But where it will be in, say, three or five years is even more vital. That’s where I try to focus.”

Alex has covered technology hardware and equipment companies for Capital Research since 2000. When he immigrated to the United States from Russia in 1989 with degrees in electrical engineering and computer science, he worked as a computer programmer. For Alex, the transition from programmer to analyst was a natural one.

“Computer programming is a science. While there may be some creative elements, for the most part, there’s a right answer, a single conclusion; it’s all very logical,” Alex explains. “I use my analytical skills to gather vast amounts of information on a company, but there’s also a subjective element, a judgment I make about the company’s management by looking at their capabilities and track record. It really is an art.”

Alex hones his art by visiting at least 60 companies a year. He also benefits from the perspectives and experience of his fellow analysts. “We work in research clusters,” says Alex, “which is our term for a group of analysts and portfolio counselors who get together to discuss investment ideas with one another. It’s incredibly valuable. We all bring our different experiences to the table, approaching things from different angles. The insight you gain from others can definitely help you make wiser investment decisions.”

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38

Growth-Income Fund portfolio counselors
Years of investment experience as of May 2006

Jim Dunton	44 years
Bob O’Donnell	34 years
Claudia Huntington	33 years
Don O’Neal	21 years
Ross Sappenfield	14 years

The sum of its parts

Multiple perspectives are the hallmark of Capital Research’s unique strategy for managing investments. Jim Dunton, the series’ vice chairman and a portfolio counselor with over 40 years of investment experience, describes the multiple portfolio counselor system, which blends teamwork and accountability, as “the cornerstone of American Funds Insurance Series’ investment management process.”

Under this method, which has been employed for nearly 50 years, the assets of each fund are typically divided among several portfolio counselors, while another segment is assigned to Capital Research’s investment analysts. Portfolio counselors are “generalists” who select from a wide range of investments, while investment analysts are “specialists” who buy and sell securities among the industry sectors they follow.

As an example, Growth-Income Fund has five portfolio counselors. Among them, these investment professionals average 29 years of experience with Capital Research, providing a wealth of knowledge and skill. Instead of investing in a specific industry or geographic region, each portfolio counselor assembles a portfolio of securities that resembles an entire fund. A sixth segment of the fund’s portfolio is managed by a group of analysts, who can invest based on the industries or regions they follow.

“The independence fostered by this system means that portfolio counselors can focus on those investments in which they have the greatest conviction. Diversity of opinion, untempered by the need for consensus, is perhaps the system’s greatest strength,” says Jim. “It has ensured that investors have the opportunity to benefit from the viewpoints and perspectives of a range of professionals with differing approaches and styles. Different investment styles have tended to smooth out the peaks and valleys of investing. Although each portfolio counselor may take a different approach to investing, all share a common long-term perspective and a commitment to produce superior long-term results.”

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39

unique
viewpoints

“At Capital Research, multiple points of view are inherent in every process we have, spanning cultures, borders and investment styles.”

— Don O’Neal

The proof is in the people

Don O’Neal, a portfolio counselor and president of the series, understands the value of multiple perspectives and diverse experience. In fact, it was the promise of working with such a fascinating group of people that drew him to Capital Research when he graduated from business school just over 20 years ago.

Like Alex, Don took a slightly circuitous route to investing. After getting a degree in nuclear engineering, Don realized he wanted to work with people, not just numbers. And as he recalls with a smile, “There weren’t many interesting jobs in the nuclear power industry in the United States at the time.” In business school, he found what he was looking for in an investment management class. “I liked it immediately,” Don recalls. “It seemed like the perfect fit because it combined the analysis of numbers with the analysis of, and with, people. It required common sense, good judgment, all things I was attracted to.”

Don began his career at Capital Research as an investment analyst covering the chemical, environmental services and aerospace defense industries, which worked well with his background. “Our analysts are experts in the industries they cover,” says Don. “In fact, they tend to know more about the companies they cover than our competitors, because many of them have been covering the same industries for 10, 20, even 30 years, which is a tremendous advantage.”

When he’s not in his San Francisco—based office, Don enjoys coaching his son’s sports teams. “The team dynamic is something I find very appealing,” he says. “Successful teams accomplish more than individuals. Whether it’s on the soccer field or in a conference room, when you have a diverse team of people considering the same problems as an individual, you’ll get better answers. At Capital Research, multiple points of view are inherent in every process we have, spanning cultures, borders and investment styles.”

American Funds Insurance Series

40

diverse
experience

“I’ve been at Capital Research 19 years, a long time by many standards, and yet, that’s less than half as long as some of my colleagues. The average amount of investment experience here is 23 years.”

— Donnalisa Barnum

Following your own course

Los Angeles—based Donnalisa Barnum was born and raised in California and truly loves the Golden State. Over the years, she’s crossed a number of borders and gained a great deal of experience. After getting her undergraduate degree in English, Donnalisa continued her studies in Sydney. “Living in Italy, and later Australia, for an extended period of time helped a Southern California kid get a broader perspective on the world,” Donnalisa muses.

A portfolio counselor with over 24 years of investment experience, Donnalisa came to Capital Research as a summer intern and decided to stay. The challenging and collegial environment impressed her, as did the breadth of knowledge and experience of her colleagues. “There’s really so much history here,” she says. “I’ve been at Capital Research 19 years, a long time by many standards, and yet, that’s less than half as long as some of my colleagues. The average amount of investment experience here is 23 years.”

The multiple portfolio counselor system has had a big influence on Donnalisa. “The system works because we don’t all do the same thing. I invest only in those companies I know and in which I have the strongest conviction. Because each investment professional offers his or her unique experience and acts on different convictions, this approach leads to a more diverse portfolio.” Over time, this investment system helps to provide consistency because the success of the portfolio isn’t resting on the shoulders of one individual portfolio counselor, which is a benefit to our investors.

It’s Capital Research’s investment system that makes Donnalisa most confident about the future. “The transition from generation to generation of investment professionals is a basic advantage of the multiple portfolio counselor system; the overall objective of the group is consistent, but the individual counselors follow their own course.”

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41

The global perspective

Recognizing the growing importance of a global perspective on financial markets, Capital Research and Management Company, investment adviser to American Funds Insurance Series, opened its first non-U.S. research office in Geneva in the early 1960s. Today, investors in American Funds Insurance Series benefit from investment professionals working from offices around the world.

They bring to their job of researching companies and finding good investment opportunities a wide variety of backgrounds, educations and cultural outlooks. That diversity gives Capital Research an edge in understanding political, social and cultural nuances. The map below shows some of the countries visited by the investment professionals for the funds in the series in 2005.

American Funds Insurance Series

42

global
reach

“The ability to speak the local language and understand the culture can help you gain insight that might otherwise be lost.”

— Winnie Kwan

A global network of local understanding

Winnie Kwan, a small-capitalization and Asian companies investment analyst based in Hong Kong, understands the importance of combining global reach with local understanding. Her undergraduate and graduate degrees in economics give her insight into how the markets work, but as Winnie, who came to Capital Research in 2000, knows, to truly understand a company or industry, crunching numbers won’t suffice; there’s no substitute for on-the-ground research.

“A vast expansion of economic freedom has opened new markets for consumer goods and services, and technological innovations have created industries that did not exist a decade ago,” Winnie says. “As the marketplace has grown, so have investment opportunities around the world.”

Born in Hong Kong and educated in the United Kingdom, Winnie is fluent in English, Mandarin and Cantonese, which she considers a great advantage. “Most of the people I meet with at the companies I visit do not speak English, so being able to speak the local language allows me to establish a level of communication, understanding and trust that might not be possible otherwise. The ability to speak the local language and understand the culture can help you gain insight that might otherwise be lost.

“To better understand a specific company’s business, we often meet with its suppliers and distributors, as well as our fellow analysts who may be covering these suppliers and distributors. We are talking with our fellow analysts all the time, comparing notes, comparing ideas.” Winnie adds, “The geographic diversity of the analysts actually fosters a cross-pollination of ideas that helps us to reinforce or re-evaluate the recommendations we make. The perspectives we gather only enhance our own perceptions of the companies we cover.”

Bound by a common philosophy

Meticulous research. Unique viewpoints. Diverse experience. Global reach. The investments professionals you’ve met and their colleagues at Capital Research all share a common goal: achieving consistently superior long-term investment results for the investors in American Funds Insurance Series.

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43

Growth Fund

Summary investment portfolio December 31, 2005

Largest individual equity securities	Percent of net assets
Google	5.0%
Altria Group	2.4
Microsoft	2.2
Lowe’s Companies	2.0
Target	1.9
Schlumberger	1.6
Roche Holding	1.4
Sanofi-Aventis	1.4
Carnival Corp.	1.3
Burlington Resources	1.2

Common stocks — 91.04%

		Market	Percent
		value	of net
	Shares	(000)	assets

Information technology — 20.22%

Google Inc., Class A1	2,726,700	$1,131,199	5.02%
Microsoft Corp.	19,015,000	497,242	2.21
Texas Instruments Inc.	7,626,000	244,566	1.08
Yahoo! Inc.[1]	5,726,500	224,364	.99
Corning Inc.[1]	11,150,000	219,209	.97
Taiwan Semiconductor Manufacturing Co. Ltd.	78,660,068	150,069	.67
KLA-Tencor Corp.	3,705,000	182,768	.81
Xilinx, Inc.	7,240,000	182,521	.81
SOFTBANK CORP.	3,904,000	164,776	.73
Maxim Integrated Products, Inc.	4,005,000	145,141	.64
Cisco Systems, Inc.[1]	8,433,000	144,373	.64
Other securities		1,273,942	5.65
		4,560,170	20.22

Consumer discretionary — 16.66%

Lowe’s Companies, Inc.	6,885,000	458,954	2.03
Target Corp.	7,890,000	433,713	1.92
Carnival Corp., units	5,585,000	298,630	1.32
Starbucks Corp.[1]	6,920,000	207,669	.92
Expedia, Inc.[1]	8,546,630	204,777	.91
Best Buy Co., Inc.	4,490,400	195,243	.87
Harrah’s Entertainment, Inc.	2,642,000	188,348	.84
IAC/InterActiveCorp[1]	6,397,630	181,117	.80
News Corp. Inc.	10,980,000	170,739	.76
Michaels Stores, Inc.	4,070,000	143,956	.64
Other securities		1,274,589	5.65
		3,757,735	16.66

Energy — 14.99%

Schlumberger Ltd.	3,609,800	350,692	1.55
Burlington Resources Inc.	3,190,000	274,978	1.22
Halliburton Co.	3,880,000	240,405	1.07
EOG Resources, Inc.	3,265,000	239,553	1.06
Devon Energy Corp.	3,409,072	213,203	.94
Transocean Inc.[1]	2,731,400	190,351	.84
Diamond Offshore Drilling, Inc.	2,660,000	185,029	.82
Canadian Natural Resources, Ltd.	3,625,700	179,726	.80
Newfield Exploration Co.[1]	3,317,200	166,092	.74
Suncor Energy Inc.	2,524,200	159,190	.71
BJ Services Co.	4,134,000	151,594	.67
Murphy Oil Corp.	2,698,800	145,708	.65
Other securities		884,160	3.92
		3,380,681	14.99

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44

Growth Fund

Common stocks

		Market	Percent
		value	of net
	Shares	(000)	assets

Health care — 12.63%

Roche Holding AG	2,160,000	$324,008	1.44%
Sanofi-Aventis	3,533,900	309,286	1.37
WellPoint, Inc.[1]	2,655,000	211,843	.94
Express Scripts, Inc.[1]	1,928,000	161,566	.72
Cardinal Health, Inc.	2,150,000	147,813	.65
Medtronic, Inc.	2,500,000	143,925	.64
Gilead Sciences, Inc.[1]	2,620,000	137,891	.61
Other securities		1,412,180	6.26
		2,848,512	12.63

Consumer staples — 7.13%

Altria Group, Inc.	7,380,000	551,434	2.44
Walgreen Co.	5,000,000	221,300	.98
Seven & I Holdings Co., Ltd.[1]	3,942,000	168,719	.75
PepsiCo, Inc.	1,845,000	109,003	.49
Other securities		557,326	2.47
		1,607,782	7.13

Financials — 6.01%

Fannie Mae	4,120,000	201,097	.89
Banco Bradesco SA, preferred nominative (ADR)	6,750,000	196,762	.87
American International Group, Inc.	2,725,000	185,927	.83
Freddie Mac	2,297,700	150,155	.67
Other securities		620,543	2.75
		1,354,484	6.01

Industrials — 5.06%

Tyco International Ltd.	6,761,500	195,137	.86
General Electric Co.	4,430,000	155,271	.69
Other securities		790,823	3.51
		1,141,231	5.06

Telecommunication services — 2.33%

Qwest Communications International Inc.[1]	43,050,000	243,232	1.08
Other securities		281,649	1.25
		524,881	2.33

Other — 1.87%

Other securities		421,048	1.87

Miscellaneous — 4.14%

Other common stocks in initial period of acquisition		934,223	4.14

Total common stocks (cost: $15,067,157,000)		20,530,747	91.04

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45

Growth Fund

Bonds & notes — 0.12%

	Market	Percent
	value	of net
	(000)	assets

Total bonds & notes (cost: $29,284,000)	$25,911	.12%

Short-term securities — 9.45%

	Principal
	amount
	(000)

Concentrate Manufacturing Co. of Ireland 4.14%—4.27% due 1/4—2/7/2006[2]	$118,100	117,781	.52
Freddie Mac 4.19%—4.255% due 1/30—2/27/2006	104,600	104,070	.46
International Lease Finance Corp. 4.25%—4.28% due 1/24—2/7/2006	96,050	95,656	.43
Edison Asset Securitization LLC 4.18%—4.35% due 1/17—2/22/2006[2]	82,300	81,878	.36
Fannie Mae 4.25%—4.31% due 3/2—3/15/2006	75,000	74,377	.33
General Electric Capital Corp. 4.20% due 1/3/2006	9,000	8,996	.04
Other securities		1,648,070	7.31

Total short-term securities (cost: $2,130,741,000)		2,130,828	9.45

Total investment securities (cost: $17,227,182,000)		22,687,486	100.61
Other assets less liabilities		(136,623)	(.61)

Net assets		$22,550,863	100.00%

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund’s holdings in affiliated companies is included in “Other securities” under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2005, appear below.

						Market value
					Dividend	of affiliates
	Beginning			Ending	income	at 12/31/05
Company	shares	Purchases	Sales	shares	(000)	(000)
Aveta, Inc.[1,2,3]	—	3,918,000	—	3,918,000	—	$52,893
Rosetta Resources Inc.[1,2,3]	—	2,980,000	—	2,980,000	—	48,276
					—	$101,169

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

[1]	Security did not produce income during the last 12 months.
[2]
Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $1,300,037,000, which represented 5.76% of the net assets of the fund.

[3]	Valued under fair value procedures adopted by authority of the board of trustees.

ADR = American Depositary Receipts

See Notes to Financial Statements

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46

International Fund

Summary investment portfolio December 31, 2005

Largest individual equity securities	Percent of net assets
Telekom Austria	2.1%
Unibanco	1.8
Seven & I Holdings	1.8
MUFG	1.5
Société Générale	1.4
Kookmin Bank	1.4%
Koninklijke KPN	1.3
AstraZeneca	1.3
Roche Holding	1.3
Bayer	1.3

Common stocks — 83.97%

		Market	Percent
		value	of net
	Shares	(000)	assets

Financials — 21.47%

Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,802,000	$114,553	1.76%
Mitsubishi UFJ Financial Group, Inc.[1]	7,342	99,535	1.53
Société Générale[1]	743,000	91,437	1.41
Kookmin Bank[1]	1,211,000	91,277	1.40
Hypo Real Estate Holding AG1	1,390,000	72,246	1.11
ICICI Bank Ltd.[1]	4,400,000	57,181	.88
Macquarie Bank Ltd.[1]	1,143,898	57,175	.88
ING Groep NV1	1,549,310	53,663	.82
Allianz AG1	351,200	53,099	.82
Swire Pacific Ltd., Class A1	5,720,000	51,342	.79
Other securities		655,310	10.07
		1,396,818	21.47

Consumer discretionary — 10.29%

Grupo Televisa, SA, ordinary participation certificates (ADR)	867,000	69,794	1.07
Kingfisher PLC[1]	15,603,645	63,601	.98
Yamada Denki Co., Ltd.[1]	425,000	52,993	.82
Accor SA1	920,904	50,698	.78
LG Electronics Inc.[1]	502,860	44,229	.68
Mediaset SpA[1]	4,050,000	42,878	.66
Honda Motor Co., Ltd.[1]	604,500	34,472	.53
Other securities		310,327	4.77
		668,992	10.29

Information technology — 8.75%

SOFTBANK CORP.[1]	1,852,000	78,303	1.20
Samsung Electronics Co., Ltd.[1]	105,244	68,084	1.04
Rohm Co., Ltd.[1]	592,100	64,245	.99
livedoor Co., Ltd.[1,2]	8,300,000	51,840	.80
Other securities		306,766	4.72
		569,238	8.75

Telecommunication services — 8.24%

Telekom Austria AG1	6,094,899	136,594	2.10
Koninklijke KPN NV1	8,685,600	87,008	1.34
América Móvil SA de CV, Series L (ADR)	1,440,000	42,134	.65
Other securities		270,401	4.15
		536,137	8.24

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47

International Fund

Common stock

		Market		Percent
		value		of net
	Shares	(000)		assets

Energy — 8.14%

Canadian Natural Resources, Ltd.	1,540,000	$76,338		1.17%
Royal Dutch Shell PLC, Class B1	1,193,868	38,232
Royal Dutch Shell PLC, Class B (ADR)	275,839	17,800	—	1.11
Royal Dutch Shell PLC, Class A1	522,000	15,942
Reliance Industries Ltd.[1]	3,628,695	71,789		1.10
Oil & Natural Gas Corp. Ltd.[1]	2,213,000	57,782		.89
Husky Energy Inc.	1,035,000	52,525		.81
Petro-Canada	1,080,000	43,336		.67
Norsk Hydro ASA[1]	410,000	42,329		.65
Other securities		113,126		1.74
		529,199		8.14

Health care — 5.79%

AstraZeneca PLC (United Kingdom)[1]	1,262,500	61,359		1.32
AstraZeneca PLC (Sweden)[1]	510,500	24,942
Roche Holding AG1	569,500	85,473		1.32
Novo Nordisk A/S, Class B1	1,439,000	80,903		1.25
Other securities		123,745		1.90
		376,422		5.79

Consumer staples — 5.60%

Seven & I Holdings Co., Ltd.[1,2]	2,667,000	114,340		1.76
Nestlé SA1	147,820	44,139		.68
Other securities		205,822		3.16
		364,301		5.60

Materials — 5.51%

Bayer AG1	2,013,000	84,087		1.29
Nitto Denko Corp.[1]	949,900	74,125		1.14
Placer Dome Inc.	2,070,000	47,397		.73
Other securities		152,994		2.35
		358,603		5.51

Industrials — 3.32%

Siemens AG1	575,000	49,192		.76
Other securities		166,814		2.56
		216,006		3.32

Utilities — 2.34%

Veolia Environnement[1]	1,380,900	62,466		.96
Other securities		89,635		1.38
		152,101		2.34

Miscellaneous — 4.52%

Other common stocks in initial period of acquisition		294,125		4.52

Total common stocks (cost: $3,808,283,000)		5,461,942		83.97

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48

International Fund

Short-term securities — 15.81%

	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets

Thunder Bay Funding, LLC 4.20%—4.36% due 1/6—2/15/2006[3]	$48,136	$47,993	1.00%
Old Line Funding, LLC 4.14% due 1/5/2006[3]	17,100	17,090
Federal Home Loan Bank 4.10%—4.20% due 1/11—2/8/2006	56,400	56,244	.86
Sheffield Receivables Corp. 4.14%—4.21% due 1/3—1/13/2006[3]	52,800	52,739	.81
KfW International Finance Inc. 4.23%—4.35% due 1/27—2/27/2006[3]	50,400	50,182	.77
Pfizer Investment Capital PLC 4.225% due 1/19/2006[3]	50,000	49,888	.77
Concentrate Manufacturing Co. of Ireland 4.22%—4.26% due 1/12—2/1/2006[3]	50,000	49,858	.77
GlaxoSmithKline Finance PLC 4.30% due 2/13/2006	50,000	49,741	.77
IXIS Commercial Paper Corp. 4.31% due 2/10—2/23/2006[3]	50,000	49,725	.76
Siemens Capital Co. LLC 4.20%—4.31% due 2/8—3/6/2006	46,500	46,228	.71
Freddie Mac 4.21%—4.23% due 1/31—2/16/2006	46,000	45,790	.70
American Honda Finance Corp. 4.09%—4.20% due 1/4—1/23/2006	41,500	41,445	.64
Mont Blanc Capital Corp. 4.20% due 1/6/2006[3]	25,000	24,982	.38
Barton Capital LLC 4.18% due 1/10/2006[3]	20,102	20,079	.31
Other securities		426,388	6.56

Total short-term securities (cost: $1,028,341,000)		1,028,372	15.81

Total investment securities (cost: $4,836,624,000)		6,490,314	99.78
Other assets less liabilities		14,427	.22

Net assets		$6,504,741	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. At December 31, 2005, 142 of the fund’s securities, including those in “Other securities” and “Miscellaneous” in the summary investment portfolio (with aggregate value of $4,658,539,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.

[2]	Security did not produce income during the last 12 months.

[3]
Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $607,381,000, which represented 9.34% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

49

Growth-Income Fund

Summary investment portfolio December 31, 2005

Largest individual equity securities	Percent of net assets
American International Group	1.9%
Tyco	1.8
Oracle	1.7
Lowe’s Companies	1.7
Fannie Mae	1.7
Cisco Systems	1.6
General Electric	1.6
Microsoft	1.6
Hewlett-Packard	1.4
Target	1.3

Common stocks — 87.13%

		Market	Percent
		value	of net
	Shares	(000)	assets

Information technology — 16.24%

Oracle Corp.[1]	30,989,000	$378,376	1.73%
Cisco Systems, Inc.[1]	20,440,000	349,933	1.60
Microsoft Corp.	13,035,000	340,865	1.56
Hewlett-Packard Co.	10,500,000	300,615	1.37
International Business Machines Corp.	3,400,000	279,480	1.28
First Data Corp.	4,519,900	194,401	.89
Flextronics International Ltd.[1]	16,000,000	167,040	.76
Intel Corp.	5,520,000	137,779	.63
Other securities		1,408,881	6.42

		3,557,370	16.24

Financials — 12.98%

American International Group, Inc.	6,000,000	409,380	1.87
Fannie Mae	7,450,000	363,635	1.66
Citigroup Inc.	5,725,000	277,834	1.27
Bank of New York Co., Inc.	5,675,000	180,749	.83
Bank of America Corp.	3,630,000	167,524	.76
J.P. Morgan Chase & Co.	4,147,900	164,630	.75
Capital One Financial Corp.	1,900,000	164,160	.75
Freddie Mac	2,065,000	134,948	.62
Other securities		979,987	4.47

		2,842,847	12.98

Health care — 12.24%

Eli Lilly and Co.	3,735,000	211,364	.96
WellPoint, Inc.[1]	2,600,000	207,454	.95
Cardinal Health, Inc.	2,595,000	178,406	.81
Medtronic, Inc.	3,050,000	175,588	.80
Abbott Laboratories	4,090,000	161,269	.74
AstraZeneca PLC (ADR)	2,710,150	131,713	.69
AstraZeneca PLC (Sweden)	392,000	19,158
Biogen Idec Inc.[1]	3,216,250	145,793	.67
Other securities		1,449,465	6.62

		2,680,210	12.24

Consumer discretionary — 12.18%

Lowe’s Companies, Inc.	5,580,000	371,963	1.70
Target Corp.	5,300,000	291,341	1.33
News Corp. Inc.	10,530,000	163,741	.75
Time Warner Inc.	9,300,000	162,192	.74
Best Buy Co., Inc.	3,675,000	159,789	.73
Other securities		1,518,112	6.93

		2,667,138	12.18

American Funds Insurance Series

50

Growth-Income Fund

Common stocks

		Market		Percent
		value		of net
	Shares	(000)		assets

Industrials — 10.57%

Tyco International Ltd.	13,820,300	$398,854		1.82%
General Electric Co.	9,950,000	348,747		1.59
United Technologies Corp.	4,100,000	229,231		1.05
United Parcel Service, Inc., Class B	2,021,300	151,901		.69
Norfolk Southern Corp.	3,326,500	149,127		.68
Other securities		1,036,716		4.74
		2,314,576		10.57

Energy — 6.96%

Royal Dutch Shell PLC, Class B (ADR)	1,790,391	115,534		1.04
Royal Dutch Shell PLC, Class A (ADR)	1,750,000	107,608	—
Royal Dutch Shell PLC, Class B	139,816	4,465
Marathon Oil Corp.	3,335,000	203,335		.93
Petro-Canada	4,420,000	177,355		.81
Chevron Corp.	2,938,200	166,802		.76
Schlumberger Ltd.	1,570,000	152,526		.70
Devon Energy Corp.	2,312,085	144,598		.66
Husky Energy Inc.	2,742,800	139,192		.64
Other securities		313,170		1.42
		1,524,585		6.96

Consumer staples — 5.71%

Altria Group, Inc.	3,075,000	229,764		1.05
Avon Products, Inc.	6,718,400	191,810		.87
Coca-Cola Co.	3,740,000	150,759		.69
Other securities		679,665		3.10
		1,251,998		5.71

Telecommunication services — 3.45%

BellSouth Corp.	6,600,000	178,860		.82
Other securities		576,553		2.63
		755,413		3.45

Materials — 3.39%

Alcoa Inc.	4,800,000	141,936		.65
Other securities		601,786		2.74
		743,722		3.39

Utilities — 1.20%

Other securities		263,892		1.20

Miscellaneous — 2.21%

Other common stocks in initial period of acquisition		483,502		2.21

Total common stocks (cost: $15,824,691,000)		19,085,253		87.13

American Funds Insurance Series

51

Growth-Income Fund

Convertible securities — 0.69%

	Market	Percent
	value	of net
	(000)	assets

Total convertible securities (cost: $144,518,000)	$150,904	.69%

Bonds & notes — 0.14%

Total bonds & notes (cost: $32,321,000)	29,685	.14

Short-term securities — 12.39%

	Principal
	amount
	(000)

Freddie Mac 4.04%—4.26% due 1/10—2/27/2006	$247,902	246,796	1.13
Variable Funding Capital Corp. 4.26%—4.38% due 1/19—3/13/2006[2]	176,100	175,094	.80
Park Avenue Receivables Co., LLC 4.14%—4.30% due 1/3—2/8/2006[2]	131,900	131,663	.79
Preferred Receivables Funding Corp. 4.24% due 1/24/2006[2]	41,100	40,984
Bank of America Corp. 4.16%—4.28% due 1/11—2/3/2006	100,000	99,752	.78
Ranger Funding Co. LLC 4.23%—4.32% due 1/10—1/24/2006[2]	72,300	72,135
Federal Home Loan Bank 4.085%—4.25% due 1/18—3/8/2006	168,200	167,425	.76
Wells Fargo Bank, N.A. 4.12%—4.31% due 1/5—2/10/2006	147,300	147,300	.67
Concentrate Manufacturing Co. of Ireland 4.14%—4.24% due 1/4—1/23/2006[2]	140,250	139,990	.64
CAFCO, LLC 4.17%—4.36% due 1/6—3/1/2006[2]	105,600	105,068	.59
Ciesco LLC 4.33% due 2/21/2006[2]	25,000	24,844
BellSouth Corp. 4.01%—4.10% due 1/5—1/12/2006[2]	81,200	81,116	.37
Edison Asset Securitization LLC 4.18%—4.35% due 1/17—2/22/2006[2]	55,700	55,426	.28
General Electric Capital Corp. 4.19% due 1/27/2006	5,200	5,184
IBM Capital Inc. 4.33% due 3/8—3/9/2006[2]	55,000	54,568	.25
Fannie Mae 4.25% due 3/2/2006	50,000	49,638	.23
International Lease Finance Corp. 4.17% due 1/13/2006	27,477	27,436	.12
Other securities		1,089,771	4.98

Total short-term securities (cost: $2,714,116,000)		2,714,190	12.39

Total investment securities (cost: $18,715,646,000)		21,980,032	100.35
Other assets less liabilities		(75,983)	(.35)

Net assets		$21,904,049	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

[1]	Security did not produce income during the last 12 months.

[2]
Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $1,697,371,000, which represented 7.75% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

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American Funds Insurance Series

53

Financial statements

Statements of assets & liabilities at December 31, 2005

			Global
	Global	Global	Small
	Discovery	Growth	Capitalization	Growth
	Fund	Fund	Fund	Fund
Assets:
Investment securities at market	$110,122	$2,818,498	$2,204,864	$22,687,486
Cash denominated in non-U.S. currencies	23	1,882	5,191	4,269
Cash	119	117	132	4,531
Receivables for:
Sales of investments	332	—	3,984	2,847
Sales of fund’s shares	783	3,474	1,882	18,986
Open forward currency contracts	—	—	—	—
Closed forward currency contracts	—	—	—	—
Dividends and interest	184	4,493	5,658	19,358

	111,563	2,828,464	2,221,711	22,737,477

Liabilities:
Payables for:
Purchases of investments	17	—	7,609	153,539
Repurchases of fund’s shares	9	2,547	2,417	20,086
Open forward currency contracts	—	—	—	—
Closed forward currency contracts	—	—	—	—
Investment advisory services	48	1,210	1,212	5,639
Distribution services	18	547	411	3,956
Deferred trustees’ compensation	1	33	17	552
Other fees and expenses	2	649	1,693	2,842

	95	4,986	13,359	186,614

Net assets at December 31, 2005 (total: $70,413,951)	$111,468	$2,823,478	$2,208,352	$22,550,863

Investment securities at cost	$94,677	$2,242,870	$1,702,357	$17,227,182

Cash denominated in non-U.S. currencies at cost	$23	$1,875	$5,247	$4,339

Net assets consist of:
Capital paid in on shares of beneficial interest	$95,535	$2,287,656	$1,579,387	$16,919,841
Undistributed (distributions in excess of) net investment income	(92)	28,842	(11,977)	27,278
Undistributed (accumulated) net realized gain (loss)	581	(68,056)	139,956	146,289
Net unrealized appreciation (depreciation)	15,444	575,036	500,986	5,457,455

Net assets at December 31, 2005	$111,468	$2,823,478	$2,208,352	$22,550,863

Shares of beneficial interest issued and outstanding — unlimited shares authorized:
Class 1:
Net assets (total: $11,513,582)	$22,683	$206,222	$231,369	$3,708,940
Shares outstanding	1,950	10,505	10,867	62,482
Net asset value per share	$11.63	$19.63	$21.29	$59.36
Class 2:
Net assets (total: $57,645,823)	$88,785	$2,617,256	$1,976,983	$18,342,584
Shares outstanding	7,659	134,053	93,613	310,987
Net asset value per share	$11.59	$19.52	$21.12	$58.98
Class 3:
Net assets (total: $1,254,546)	—	—	—	$499,339
Shares outstanding	—	—	—	8,415
Net asset value per share	—	—	—	$59.34

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

54

(dollars and shares in thousands, except per-share amounts)
							U.S.
		Blue Chip				High-	Government/
	New	Income and	Growth-	Asset		Income	AAA-Rated	Cash
International	World	Growth	Income	Allocation	Bond	Bond	Securities	Management
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
$6,490,314	$761,573	$3,182,301	$21,980,032	$6,074,166	$2,461,478	$917,225	$643,644	$241,611
6,171	1,154	—	4,216	—	—	—	—	—
268	223	219	3,999	2,968	4,433	6,030	152	153

18,504	154	5,538	13,059	114	57	436	290	—
7,015	2,359	2,154	22,210	3,569	6,579	393	1,008	1,980
—	—	—	—	57	120	37	—	—
—	—	—	—	—	38	—	—	—
9,567	3,216	3,468	29,511	23,460	32,485	16,385	5,905	2

6,531,839	768,679	3,193,680	22,053,027	6,104,334	2,505,190	940,506	650,999	243,746

10,255	1,338	26,246	132,834	24,987	6,791	2,998	18,140	—
11,437	226	1,700	7,051	1,327	2,056	407	450	6
—	—	—	—	31	353	27	—	—
—	—	—	—	—	177	—	—	—
2,459	469	1,039	4,577	1,524	793	345	220	60
1,001	140	644	3,800	1,093	482	129	77	35
250	5	16	642	147	28	63	52	26
1,696	1,150	5	74	47	41	243	1	— *

27,098	3,328	29,650	148,978	29,156	10,721	4,212	18,940	127

$6,504,741	$765,351	$3,164,030	$21,904,049	$6,075,178	$2,494,469	$936,294	$632,059	$243,619

$4,836,624	$579,670	$2,835,123	$18,715,646	$5,277,922	$2,463,860	$910,959	$641,765	$241,608

$6,162	$1,157	—	$4,018	—	—	—	—	—

$4,776,113	$570,594	$2,594,721	$18,023,649	$5,174,811	$2,388,633	$1,006,670	$612,338	$236,941
12,424	6,321	40,657	62,875	22,702	113,002	59,984	24,675	6,679
64,087	7,634	181,474	552,905	81,397	(4,504)	(136,617)	(6,833)	(4)
1,652,117	180,802	347,178	3,264,620	796,268	(2,662)	6,257	1,879	3

$6,504,741	$765,351	$3,164,030	$21,904,049	$6,075,178	$2,494,469	$936,294	$632,059	$243,619

$1,598,891	$88,356	$134,747	$3,824,673	$879,472	$182,595	$309,083	$251,841	$74,710
84,319	5,302	12,347	99,829	53,103	16,138	24,906	21,153	6,607
$18.96	$16.67	$10.91	$38.31	$16.56	$11.31	$12.41	$11.91	$11.31

$4,790,243	$676,995	$3,029,283	$17,607,754	$5,119,734	$2,311,874	$589,834	$341,357	$153,141
253,223	40,882	279,595	461,954	310,864	206,085	47,880	28,858	13,595
$18.92	$16.56	$10.83	$38.12	$16.47	$11.22	$12.32	$11.83	$11.26

$115,607	—	—	$471,622	$75,972	—	$37,377	$38,861	$15,768
6,099	—	—	12,312	4,589	—	3,016	3,269	1,396
$18.96	—	—	$38.31	$16.56	—	$12.39	$11.89	$11.29

American Funds Insurance Series

55

Statements of operations for the year ended December 31, 2005

			Global
	Global	Global	Small
	Discovery	Growth	Capitalization	Growth
	Fund	Fund	Fund	Fund
Investment income:
Income (net of non-U.S. withholding tax):
Dividends	$986	$39,142	$19,924	$165,031
Interest	571	10,083	5,292	61,690

	1,557	49,225	25,216	226,721

Fees and expenses:
Investment advisory services	489	13,520	12,798	62,832
Distribution services — Class 2	159	5,310	3,785	36,848
Distribution services — Class 3	—	—	—	883
Transfer agent services	— *	2	1	16
Reports to shareholders	2	47	35	387
Registration statement and prospectus	2	68	48	541
Postage, stationery and supplies	1	12	9	98
Trustees’ compensation	1	21	15	199
Auditing and legal	3	21	16	154
Custodian	14	673	638	1,138
State and local taxes	1	22	16	175
Other	4	22	39	55

Total fees and expenses before waiver	676	19,718	17,400	103,326
Less waiver of fees and expenses:
Investment advisory services	44	1,201	1,142	5,598

Total fees and expenses after waiver	632	18,517	16,258	97,728

Net investment income	925	30,708	8,958	128,993

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	2,694	84,379	206,981	638,731
Non-U.S. currency transactions	(11)	(1,197)	(897)	(1,227)

	2,683	83,182	206,084	637,504

Net change in unrealized appreciation (depreciation) on:
Investments	6,934	222,275	195,219	2,278,598
Non-U.S. currency translations	(1)	(91)	40	(127)

	6,933	222,184	195,259	2,278,471

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments and non-U.S. currency	9,616	305,366	401,343	2,915,975

Net increase in net assets resulting from operations	$10,541	$336,074	$410,301	$3,044,968

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

56

(dollars in thousands)
							U.S.
		Blue Chip				High-	Government/
	New	Income and	Growth-	Asset		Income	AAA-Rated	Cash
International	World	Growth	Income	Allocation	Bond	Bond	Securities	Management
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$100,305	$10,047	$52,775	$288,405	$69,022	$1,254	$1,514	$—	$—
23,775	7,415	6,512	94,520	85,742	122,820	62,068	27,443	7,864

124,080	17,462	59,287	382,925	154,764	124,074	63,582	27,443	7,864

26,526	4,781	12,104	54,602	18,137	9,293	4,280	2,842	777
8,845	1,242	6,617	37,894	11,026	4,957	1,265	781	358
200	—	—	887	138	—	73	73	34
4	1	2	17	5	2	1	1	— *
106	11	58	413	113	46	19	14	5
146	15	82	587	159	65	28	20	7
27	3	15	106	29	12	5	4	2
64	5	23	216	56	20	13	10	4
44	7	22	152	44	17	7	5	2
2,125	396	28	611	166	50	18	6	2
49	5	27	191	52	21	9	6	2
37	24	6	48	13	6	3	1	1

38,173	6,490	18,984	95,724	29,938	14,489	5,721	3,763	1,194

2,361	429	1,073	4,833	1,606	823	376	250	69

35,812	6,061	17,911	90,891	28,332	13,666	5,345	3,513	1,125

88,268	11,401	41,376	292,034	126,432	110,408	58,237	23,930	6,739

342,852	25,632	188,414	563,372	132,149	204	10,539	2,137	(1)
(5,826)	(120)	—	(744)	971	1,974	982	—	—

337,026	25,512	188,414	562,628	133,120	2,178	11,521	2,137	(1)

672,364	78,567	(18,550)	364,015	233,997	(77,507)	(49,300)	(10,709)	1
(188)	(5)	—	51	419	(156)	33	—	—

672,176	78,562	(18,550)	364,066	234,416	(77,663)	(49,267)	(10,709)	1

1,009,202	104,074	169,864	926,694	367,536	(75,485)	(37,746)	(8,572)	—

$1,097,470	$115,475	$211,240	$1,218,728	$493,968	$34,923	$20,491	$15,358	$6,739

American Funds Insurance Series

57

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
Operations:
Net investment income (loss)	$925	$367	$30,708	$14,870
Net realized gain (loss) on investments and non-U.S. currency transactions	2,683	1,691	83,182	65,945
Net change in unrealized appreciation (depreciation) on investments and non-U.S. currency translations	6,933	3,917	222,184	140,092

Net increase in net assets resulting from operations	10,541	5,975	336,074	220,907

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gains:
Class 1	(212)	(169)	(1,641)	(1,100)
Class 2	(650)	(325)	(14,177)	(6,020)
Class 3	—	—	—	—

Total dividends from net investment income and non-U.S. currency gains	(862)	(494)	(15,818)	(7,120)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(9)	—	—	—
Class 2	(36)	—	—	—
Long-term net realized gains:
Class 1	(444)	(213)	—	—
Class 2	(1,687)	(534)	—	—
Class 3	—	—	—	—

Total distributions from net realized gain on investments	(2,176)	(747)	—	—

Total dividends and distributions paid to shareholders	(3,038)	(1,241)	(15,818)	(7,120)

Capital share transactions:
Class 1:
Proceeds from shares sold	3,046	2,890	4,184	9,526
Proceeds from reinvestment of dividends and distributions	665	382	1,641	1,100
Cost of shares repurchased	(2,810)	(1,939)	(26,337)	(20,383)

Net increase (decrease) from Class 1 transactions	901	1,333	(20,512)	(9,757)

Class 2:
Proceeds from shares sold	32,398	26,637	541,733	550,954
Proceeds from reinvestment of dividends and distributions	2,373	859	14,177	6,020
Cost of shares repurchased	(2,945)	(3,046)	(30,170)	(32,810)

Net increase from Class 2 transactions	31,826	24,450	525,740	524,164

Class 3:
Proceeds from shares issued in connection with substitution of Anchor Pathway Fund	—	—	—	—
Proceeds from shares sold	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	—	—
Cost of shares repurchased	—	—	—	—

Net increase (decrease) from Class 3 transactions	—	—	—	—

Net increase (decrease) in net assets resulting from capital share transactions	32,727	25,783	505,228	514,407

Total increase (decrease) in net assets	40,230	30,517	825,484	728,194
Net assets:
Beginning of year	71,238	40,721	1,997,994	1,269,800

End of year	$111,468	$71,238	$2,823,478	$1,997,994

Undistributed (distributions in excess of) net investment income	$(92)	$(144)	$28,842	$15,202

Shares of beneficial interest:
Class 1:
Shares sold	283	282	233	598
Shares issued on reinvestment of dividends and distributions	58	36	95	71
Shares repurchased	(259)	(193)	(1,486)	(1,301)

Net increase (decrease) in shares outstanding	82	125	(1,158)	(632)

Class 2:
Shares sold	2,979	2,612	30,710	34,955
Shares issued on reinvestment of dividends and distributions	207	82	824	388
Shares repurchased	(276)	(303)	(1,695)	(2,075)

Net increase in shares outstanding	2,910	2,391	29,839	33,268

Class 3:
Shares issued in connection with substitution of Anchor Pathway Fund	—	—	—	—
Shares sold	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

Net increase (decrease) in shares outstanding	—	—	—	—

[1] Class 3 shares were issued January 16, 2004.

See Notes to Financial Statements

American Funds Insurance Series

58

(dollars and shares in thousands)
								Blue Chip Income
Global Small Capitalization Fund		Growth Fund		International Fund		New World Fund		and Growth Fund
Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2005	2004	2005	2004[1]	2005	2004[1]	2005	2004	2005	2004
$8,958	$(383)	$128,993	$74,228	$88,268	$47,904	$11,401	$5,339	$41,376	$27,507
206,084	89,240	637,504	506,670	337,026	163,417	25,512	9,841	188,414	19,054

195,259	128,397	2,278,471	1,117,457	672,176	447,785	78,562	47,476	(18,550)	155,177

410,301	217,254	3,044,968	1,698,355	1,097,470	659,106	115,475	62,656	211,240	201,738

(2,301)	—	(31,560)	(13,057)	(24,409)	(20,443)	(975)	(1,080)	(1,538)	(977)
(14,454)	—	(112,734)	(18,656)	(61,960)	(31,065)	(5,908)	(5,498)	(26,306)	(12,827)
—	—	(3,387)	(1,084)	(1,577)	(1,422)	—	—	—	—

(16,755)	—	(147,681)	(32,797)	(87,946)	(52,930)	(6,883)	(6,578)	(27,844)	(13,804)

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

(16,755)	—	(147,681)	(32,797)	(87,946)	(52,930)	(6,883)	(6,578)	(27,844)	(13,804)

16,402	21,865	5,159	9,561	4,402	5,537	21,021	12,444	12,123	24,460
2,301	—	31,560	13,057	24,409	20,443	975	1,080	1,538	977
(26,425)	(24,748)	(588,755)	(583,736)	(195,519)	(197,236)	(9,673)	(6,406)	(16,350)	(13,392)

(7,722)	(2,883)	(552,036)	(561,118)	(166,708)	(171,256)	12,323	7,118	(2,689)	12,045

464,270	387,529	4,085,834	3,801,954	1,320,757	1,150,647	221,690	114,408	528,383	789,557
14,454	—	112,734	18,656	61,960	31,065	5,908	5,498	26,306	12,827
(47,394)	(38,590)	(220,641)	(75,764)	(63,602)	(170,505)	(19,028)	(18,482)	(49,060)	(121,644)

431,330	348,939	3,977,927	3,744,846	1,319,115	1,011,207	208,570	101,424	505,629	680,740

—	—	—	575,620	—	116,357	—	—	—	—
—	—	16,188	3,544	3,267	2,123	—	—	—	—
—	—	3,387	1,084	1,577	1,422	—	—	—	—
—	—	(106,454)	(98,913)	(24,295)	(20,057)	—	—	—	—

—	—	(86,879)	481,335	(19,451)	99,845	—	—	—	—

423,608	346,056	3,339,012	3,665,063	1,132,956	939,796	220,893	108,542	502,940	692,785

817,154	563,310	6,236,299	5,330,621	2,142,480	1,545,972	329,485	164,620	686,336	880,719

1,391,198	827,888	16,314,564	10,983,943	4,362,261	2,816,289	435,866	271,246	2,477,694	1,596,975

$2,208,352	$1,391,198	$22,550,863	$16,314,564	$6,504,741	$4,362,261	$765,351	$435,866	$3,164,030	$2,477,694

$(11,977)	$(3,232)	$27,278	$47,193	$12,424	$(10,942)	$6,321	$1,706	$40,657	$27,125

884	1,431	94	199	261	387	1,409	982	1,181	2,543
129	—	549	263	1,338	1,350	68	92	148	102
(1,431)	(1,691)	(11,005)	(12,383)	(11,794)	(13,974)	(655)	(528)	(1,577)	(1,407)

(418)	(260)	(10,362)	(11,921)	(10,195)	(12,237)	822	546	(248)	1,238

25,005	25,786	77,199	80,969	79,263	81,030	14,879	9,138	51,501	82,712
816	—	1,976	377	3,390	2,045	412	472	2,549	1,352
(2,568)	(2,611)	(4,104)	(1,607)	(3,679)	(12,228)	(1,288)	(1,503)	(4,760)	(12,887)

23,253	23,175	75,071	79,739	78,974	70,847	14,003	8,107	49,290	71,177

—	—	—	12,057	—	8,456	—	—	—	—
—	—	320	76	196	149	—	—	—	—
—	—	60	22	87	94	—	—	—	—
—	—	(2,009)	(2,111)	(1,460)	(1,423)	—	—	—	—

—	—	(1,629)	10,044	(1,177)	7,276	—	—	—	—

American Funds Insurance Series

59

Statements of changes in net assets

	Growth-Income Fund		Asset Allocation Fund
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004[1]	2005	2004[1]
Operations:
Net investment income (loss)	$292,034	$186,530	$126,432	$97,683
Net realized gain (loss) on investments and non-U.S. currency transactions	562,628	383,835	133,120	17,381
Net change in unrealized appreciation (depreciation) on investments and non-U.S. currency translations	364,066	997,766	234,416	226,839

Net increase in net assets resulting from operations	1,218,728	1,568,131	493,968	341,903

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gains:
Class 1	(58,162)	(43,215)	(20,656)	(18,685)
Class 2	(221,139)	(104,432)	(106,102)	(68,412)
Class 3	(6,306)	(4,782)	(1,653)	(1,577)

Total dividends from net investment income and non-U.S. currency gains	(285,607)	(152,429)	(128,411)	(88,674)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	—	—	—	—
Class 2	—	—	—	—
Long-term net realized gains:
Class 1	(15,967)	—	—	—
Class 2	(62,034)	—	—	—
Class 3	(2,000)	—	—	—

Total distributions from net realized gain on investments	(80,001)	—	—	—

Total dividends and distributions paid to shareholders	(365,608)	(152,429)	(128,411)	(88,674)

Capital share transactions:
Class 1:
Proceeds from shares sold	2,448	3,137	6,110	10,429
Proceeds from reinvestment of dividends and distributions	74,129	43,215	20,656	18,685
Cost of shares repurchased	(614,621)	(614,736)	(104,648)	(95,275)

Net increase (decrease) from Class 1 transactions	(538,044)	(568,384)	(77,882)	(66,161)

Class 2:
Proceeds from shares sold	3,676,296	4,221,830	970,962	1,242,379
Proceeds from reinvestment of dividends and distributions	283,173	104,432	106,102	68,412
Cost of shares repurchased	(141,546)	(50,113)	(56,161)	(23,986)

Net increase from Class 2 transactions	3,817,923	4,276,149	1,020,903	1,286,805

Class 3:
Proceeds from shares issued in connection with substitution of Anchor Pathway Fund	—	601,476	—	84,937
Proceeds from shares sold	12,416	115	2,351	3,524
Proceeds from reinvestment of dividends and distributions	8,306	4,782	1,653	1,577
Cost of shares repurchased	(105,080)	(100,218)	(14,040)	(12,361)

Net increase (decrease) from Class 3 transactions	(84,358)	506,155	(10,036)	77,677

Net increase (decrease) in net assets resulting from capital share transactions	3,195,521	4,213,920	932,985	1,298,321

Total increase (decrease) in net assets	4,048,641	5,629,622	1,298,542	1,551,550
Net assets:
Beginning of year	17,855,408	12,225,786	4,776,636	3,225,086

End of year	$21,904,049	$17,855,408	$6,075,178	$4,776,636

Undistributed (distributions in excess of) net investment income	$62,875	$57,192	$22,702	$22,137

Shares of beneficial interest:
Class 1:
Shares sold	67	90	385	701
Shares issued on reinvestment of dividends and distributions	1,958	1,200	1,258	1,227
Shares repurchased	(16,647)	(17,801)	(6,585)	(6,401)

Net increase (decrease) in shares outstanding	(14,622)	(16,511)	(4,942)	(4,473)

Class 2:
Shares sold	100,592	122,538	61,664	83,962
Shares issued on reinvestment of dividends and distributions	7,515	2,911	6,492	4,512
Shares repurchased	(3,852)	(1,459)	(3,564)	(1,630)

Net increase in shares outstanding	104,255	123,990	64,592	86,844

Class 3:
Shares issued in connection with substitution of Anchor Pathway Fund	—	17,364	—	5,720
Shares sold	350	3	148	237
Shares issued on reinvestment of dividends and distributions	220	133	101	103
Shares repurchased	(2,863)	(2,895)	(887)	(833)

Net increase (decrease) in shares outstanding	(2,293)	14,605	(638)	5,227

[1] Class 3 shares were issued January 16, 2004.

See Notes to Financial Statements

American Funds Insurance Series

60

(dollars and shares in thousands)
				U.S. Government/
Bond Fund		High-Income Bond Fund		AAA-Rated Securities Fund		Cash Management Fund
Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2005	2004	2005	2004[1]	2005	2004[1]	2005	2004[1]
$110,408	$80,694	$58,237	$51,809	$23,930	$22,503	$6,739	$1,953
2,178	19,887	11,521	12,348	2,137	3,990	(1)	(3)

(77,663)	(1,492)	(49,267)	8,105	(10,709)	(5,548)	1	2

34,923	99,089	20,491	72,262	15,358	20,945	6,739	1,952

(7,502)	(7,553)	(20,075)	(23,273)	(10,544)	(14,819)	(737)	(768)
(73,453)	(53,373)	(29,252)	(21,421)	(11,720)	(11,905)	(1,087)	(570)
—	—	(2,392)	(2,917)	(1,507)	(2,274)	(129)	(190)

(80,955)	(60,926)	(51,719)	(47,611)	(23,771)	(28,998)	(1,953)	(1,528)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(80,955)	(60,926)	(51,719)	(47,611)	(23,771)	(28,998)	(1,953)	(1,528)

10,970	9,044	12,164	12,842	5,194	2,490	49,253	57,505
7,502	7,553	20,075	23,273	10,544	14,819	737	768
(26,416)	(38,673)	(74,615)	(93,887)	(46,452)	(100,403)	(54,892)	(83,096)

(7,944)	(22,076)	(42,376)	(57,772)	(30,714)	(83,094)	(4,902)	(24,823)

561,561	415,623	157,889	126,788	70,062	47,097	136,997	110,357
73,453	53,373	29,252	21,421	11,720	11,905	1,087	570
(40,314)	(24,576)	(24,514)	(36,610)	(20,644)	(44,362)	(98,299)	(100,067)

594,700	444,420	162,627	111,599	61,138	14,640	39,785	10,860

—	—	—	54,221	—	54,895	—	22,897
—	—	4,903	1,955	4,576	1,463	18,484	17,363
—	—	2,392	2,917	1,507	2,274	129	190
—	—	(14,020)	(13,684)	(9,755)	(14,458)	(23,149)	(20,507)

—	—	(6,725)	45,409	(3,672)	44,174	(4,536)	19,943

586,756	422,344	113,526	99,236	26,752	(24,280)	30,347	5,980

540,724	460,507	82,298	123,887	18,339	(32,333)	35,133	6,404

1,953,745	1,493,238	853,996	730,109	613,720	646,053	208,486	202,082

$2,494,469	$1,953,745	$936,294	$853,996	$632,059	$613,720	$243,619	$208,486

$113,002	$79,896	$59,984	$50,335	$24,675	$23,605	$6,679	$1,893

962	796	969	1,027	435	205	4,414	5,197
670	692	1,660	1,972	891	1,273	66	70
(2,323)	(3,415)	(5,955)	(7,511)	(3,873)	(8,242)	(4,905)	(7,510)

(691)	(1,927)	(3,326)	(4,512)	(2,547)	(6,764)	(425)	(2,243)

49,855	36,788	12,715	10,215	5,882	3,918	12,309	10,009
6,611	4,924	2,431	1,824	996	1,028	98	52
(3,572)	(2,184)	(1,965)	(2,949)	(1,739)	(3,670)	(8,815)	(9,072)

52,894	39,528	13,181	9,090	5,139	1,276	3,592	989

—	—	—	4,239	—	4,449	—	2,068
—	—	392	159	381	120	1,658	1,570
—	—	197	247	127	196	12	17
—	—	(1,121)	(1,097)	(812)	(1,192)	(2,074)	(1,855)

—	—	(532)	3,548	(304)	3,573	(404)	1,800

American Funds Insurance Series

61

Notes to financial statements

1. Organization and significant accounting policies

Organization — American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 13 different funds. The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:

Global Discovery Fund — Long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.

Global Growth Fund — Long-term growth of capital by investing primarily in common stocks of companies located around the world.

Global Small Capitalization Fund — Long-term growth of capital by investing primarily in stocks of smaller companies located around the world.

Growth Fund — Long-term growth of capital by investing primarily in common stocks of companies that offer opportunities for growth of capital.

International Fund — Long-term growth of capital by investing primarily in common stocks of companies located outside the United States.

New World Fund — Long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks and to provide an opportunity for growth of principal.

Growth-Income Fund — Growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Asset Allocation Fund — High total return (including income and capital gains) consistent with long-term preservation of capital.

Bond Fund — As high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

High-Income Bond Fund — High current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities.

U.S. Government/AAA-Rated Securities Fund — A high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

Cash Management Fund — High current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

Each fund offers two or three share classes (1, 2, and 3). Class 3 shares were issued in conjunction with the substitution of Anchor Pathway Fund. Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

American Funds Insurance Series

62

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the series:

Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the series’ board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income — Security transactions are recorded by the series as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the series will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation — Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments. The realized gain or loss and change in unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts — The series may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The series enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the series could incur losses up to the entire contract amount, which

American Funds Insurance Series

63

may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the series values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The series records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Mortgage dollar rolls — The series may enter into mortgage dollar roll transactions in which a fund in the series sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2. Non-U.S. investments

Investment risk — The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation — Dividend and interest income is recorded net of non-U.S. withholding taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

3. Federal income taxation and distributions

The series complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The series is not subject to income taxes to the extent such distributions are made.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the table on the following page, five funds in the series had capital loss carryforwards available at December 31, 2005. These amounts will be used to offset any capital gains realized by the funds in the current year or in subsequent years through the expiration dates. The funds will not make distributions from capital gains while capital loss carryforwards remain.

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64

Additional tax basis disclosures as of December 31, 2005, are as follows:

	(dollars in thousands)
	Global	Global	Global Small			New
	Discovery	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed net investment income and non-U.S. currency gains	$5	$29,555	$12,745	$31,502	$16,372	$15,463
Loss deferrals related to non-U.S. currency that were realized during the period November 1, 2005, through December 31, 2005	—	(544)	(122)	(701)	(1,179)	(93)
Undistributed short-term capital gains	341	—	5,819	—	—	—
Undistributed long-term capital gains	239	—	134,137	151,590	69,272	7,634
Short-term and long-term capital loss deferrals	—	(66,686)	—	—	—	—
Gross unrealized appreciation on investment securities	16,150	601,236	571,418	5,802,324	1,714,812	181,470
Gross unrealized depreciation on investment securities	(802)	(27,114)	(93,494)	(350,293)	(68,826)	(8,611)
Net unrealized appreciation (depreciation) on investment securities	15,348	574,122	477,924	5,452,031	1,645,986	172,859
Cost of portfolio securities	94,774	2,244,376	1,726,940	17,235,455	4,844,328	588,714
Reclassification to (from) undistributed net investment income from (to) undistributed net realized gain	(11)	(1,250)	(948)	(1,227)	23,044	97

Reclassification to undistributed net realized gains from capital paid in on shares of beneficial interest	—	—	4	—	—	—

Capital loss carryforward expires in:
2006	—	$—	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	10,546	—	—	—	—
2011	—	56,140	—	—	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—

	—	$66,686	—	—	—	—

	(dollars in thousands)
						U.S.
	Blue Chip					Government/
	Income	Growth-	Asset		High-Income	AAA-Rated	Cash
	and Growth	Income	Allocation	Bond	Bond	Securities	Management
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed net investment income and non-U.S. currency gains	$40,673	$63,517	$22,899	$113,791	$61,307	$24,726	$6,705
Loss deferrals related to non-U.S. currency that were realized during the period November 1, 2005, through December 31, 2005	—	—	—	(331)	—	—	—
Undistributed short-term capital gains	14,642	23,932	—	—	—	—	—
Undistributed long-term capital gains	168,898	540,973	85,106	—	—	—	—
Short-term and long-term capital loss deferrals	—	—	(497)	(4,504)	(136,617)	(6,833)	(4)
Gross unrealized appreciation on investment securities	437,965	3,819,571	928,083	45,698	36,363	6,442	5
Gross unrealized depreciation on investment securities	(92,853)	(567,185)	(135,051)	(48,567)	(31,109)	(4,563)	(2)
Net unrealized appreciation (depreciation) on investment securities	345,112	3,252,386	793,032	(2,869)	5,254	1,879	3
Cost of portfolio securities	2,837,189	18,727,646	5,281,134	2,464,347	911,971	641,765	241,608
Reclassification to (from) undistributed net investment income from (to) undistributed net realized gain	—	(744)	2,544	3,653	3,131	911	—

Reclassification to undistributed net realized gains from capital paid in on shares of beneficial interest	—	—	—	—	—	—	—

Capital loss carryforward expires in:
2006	—	—	—	$—	$—	$1,293	$—
2007	—	—	—	—	—	737	—
2008	—	—	—	—	—	4,040	—
2009	—	—	—	—	50,200	—	—
2010	—	—	—	—	50,900	—	— *
2011	—	—	—	3,029	35,517	—	—
2012	—	—	—	—	—	—	3
2013	—	—	—	588	—	—	1

	—	—	—	$3,617	$136,617	$6,070	$4

*Amount less than one thousand.

American Funds Insurance Series

65

4. Fees and transactions with related parties

Capital Research and Management Company (“CRMC”), the series’ investment adviser, is the parent company of American Funds Service Company (“AFS”), the series’ transfer agent, and American Funds Distributors, Inc. (“AFD”), the principal underwriter of the series’ shares.

Investment advisory services — The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The board of trustees approved an amended agreement effective April 1, 2005, that provided for reduced annual rates for Growth-Income Fund and Asset Allocation Fund. Additionally, CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended December 31, 2005, total aggregate investment advisory services fees waived by CRMC were $19,805,000. As a result, the aggregate fees shown on the accompanying financial statements of $222,981,000 were reduced to $203,176,000. The amended range of rates and asset levels and the current annualized rates of average net assets for the series, before and after the expense waiver, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2005,	For the year ended December 31, 2005,
Fund	Beginning with	Ending with	Up to	In excess of	before waiver	after waiver
Global Discovery	.580%	.440%	$.5	$1.0	.58%	.53%
Global Growth	.690	.480	.6	3.0	.58	.53
Global Small Capitalization	.800	.670	.6	2.0	.74	.68
Growth	.500	.285	.6	27.0	.33	.30
International	.690	.430	.5	21.0	.52	.47
New World	.850	.710	.5	1.0	.84	.76
Blue Chip Income and Growth	.500	.370	.6	4.0	.44	.40
Growth-Income	.500	.225	.6	21.0	.28	.25
Asset Allocation	.500	.250	.6	8.0	.34	.31
Bond	.480	.360	.6	3.0	.43	.39
High-Income Bond	.500	.420	.6	2.0	.49	.44
U.S. Government/AAA-Rated Securities	.460	.340	.6	2.0	.46	.42
Cash Management	.320		all		.32	.29

Transfer agent services — The aggregate fee of $52,000 was incurred during the year ended December 31, 2005, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

Deferred trustees’ compensation — Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the series, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the series and vary according to the total returns of the selected funds. Trustees’ compensation of $647,000, shown on the accompanying financial statements, includes $476,000 in current fees (either paid in cash or deferred) and a net increase of $171,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

5. Distribution services

The series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series for providing certain shareholder services. During the year ended December 31, 2005, distribution expenses under the plans for the series aggregated $119,087,000 for Class 2 and $2,288,000 for Class 3. Class 1 shares have not adopted a plan of distribution to cover any distribution expenses.

American Funds Insurance Series

66

6. Investment transactions and other disclosures

As of December 31, 2005, Asset Allocation Fund, Bond Fund and High-Income Bond Fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

		(dollars in thousands)
		Contract amount		U.S. valuation
					Unrealized
					appreciation
Fund	Non-U.S. currency sale contracts	Non-U.S.	U.S.	Amount	(depreciation)
Asset Allocation	Euro, expiring 1/17--3/31/2006	€6,710	$7,982	$7,956	$26
Bond	Euro, expiring 2/8--3/28/2006	€30,934	36,526	36,728	(202)
	Yen, expiring 3/6--3/27/2006	¥1,452,157	12,388	12,412	(24)
	Pound, expiring 2/23/2006	£2,861	4,910	4,917	(7)
High-Income Bond	Euro, expiring 1/17--3/31/2006	€8,638	10,267	10,257	10

The following table presents additional information for the year ended December 31, 2005:

	(dollars in thousands)
	Global	Global	Global Small			New
	Discovery	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities[1]	$66,790	$973	$1,075,951	$7,772,366	$2,474,255	$324,936
Sales of investment securities[1]	35,977	521	733,952	5,041,644	1,769,505	133,468
Non-U.S. taxes withheld on dividend income	56	3,545	2,151	5,011	10,974	982
Non-U.S. taxes withheld on interest income	—	1	13	—	1	5
Non-U.S. taxes paid on realized gains	—	56	79	—	2,632	76
Non-U.S. taxes provided on unrealized gains as of December 31, 2005	—	584	1,582	2,705	1,501	1,097

	(dollars in thousands)
						U.S.
	Blue Chip					Government/
	Income	Growth-	Asset		High-Income	AAA-Rated	Cash
	and Growth	Income	Allocation	Bond	Bond	Securities	Management
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities[1]	$1,334,414	$6,467,797	$2,249,036	$1,302,173	$353,875	$575,433	$2,385,535
Sales of investment securities[1]	846,709	3,324,255	1,100,405	859,242	268,777	512,814	2,359,509
Non-U.S. taxes withheld on dividend income	464	4,918	1,449	—	—	—	—
Non-U.S. taxes withheld on interest income	—	—	— [2]	28	1	—	—
Non-U.S. taxes paid on realized gains	—	—	—	—	—	—	—
Non-U.S. taxes provided on unrealized gains as of December 31, 2005	—	—	—	—	—	—	—

[1]	Excludes short-term securities, except for Cash Management Fund.

[2]	Amount less than one thousand.

American Funds Insurance Series

67

Financial highlights1

		Income (loss) from
		investment operations[2]				Dividends and distributions
				Net gains										Ratio of
				(losses) on								Ratio of	Ratio of	net income
	Net asset			securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net		(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment		realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)		unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Global Discovery Fund[4]

Class 1
12/31/05	$10.79	$.14		$1.05	$1.19	$(.11)	$(.24)	$(.35)	$11.63	11.07%	$22	.61%	.56%	1.27%
12/31/04	9.94	.08		.98	1.06	(.09)	(.12)	(.21)	10.79	10.72	20	.61	.60	.81
12/31/03	7.26	.05		2.67	2.72	(.04)	—	(.04)	9.94	37.41	17	.61	.61	.55
12/31/02	9.30	.06		(2.05)	(1.99)	(.05)	—	(.05)	7.26	(21.41)	10	.61	.61	.69
12/31/01	10.00	.04		(.70)	(.66)	(.04)	—	(.04)	9.30	(6.65)	12	.31	.31	.42
Class 2
12/31/05	10.76	.11		1.05	1.16	(.09)	(.24)	(.33)	11.59	10.80	89	.86	.81	1.04
12/31/04	9.92	.06		.97	1.03	(.07)	(.12)	(.19)	10.76	10.43	51	.86	.85	.60
12/31/03	7.25	.02		2.67	2.69	(.02)	—	(.02)	9.92	37.11	24	.86	.86	.28
12/31/02	9.30	.04		(2.05)	(2.01)	(.04)	—	(.04)	7.25	(21.67)	9	.86	.86	.48
12/31/01	10.00	.02		(.69)	(.67)	(.03)	—	(.03)	9.30	(6.71)	4	.42	.42	.21

Global Growth Fund

Class 1
12/31/05	$17.31	$.28		$2.19	$2.47	$(.15)	$—	$(.15)	$19.63	14.37%	$206	.62%	.57%	1.56%
12/31/04	15.30	.18		1.92	2.10	(.09)	—	(.09)	17.31	13.80	202	.65	.64	1.15
12/31/03	11.35	.12		3.91	4.03	(.08)	—	(.08)	15.30	35.63	188	.70	.70	.94
12/31/02	13.42	.09		(2.02)	(1.93)	(.14)	—	(.14)	11.35	(14.46)	152	.71	.71	.73
12/31/01	17.25	.18		(2.50)	(2.32)	(.15)	(1.36)	(1.51)	13.42	(13.99)	215	.70	.70	1.24
Class 2
12/31/05	17.23	.23		2.18	2.41	(.12)	—	(.12)	19.52	14.07	2,617	.87	.82	1.30
12/31/04	15.25	.14		1.91	2.05	(.07)	—	(.07)	17.23	13.49	1,796	.90	.89	.92
12/31/03	11.32	.09		3.89	3.98	(.05)	—	(.05)	15.25	35.27	1,082	.95	.95	.68
12/31/02	13.38	.06		(2.01)	(1.95)	(.11)	—	(.11)	11.32	(14.64)	592	.96	.96	.48
12/31/01	17.21	.13		(2.49)	(2.36)	(.11)	(1.36)	(1.47)	13.38	(14.22)	600	.95	.95	.88

Global Small Capitalization Fund

Class 1
12/31/05	$17.14	$.13		$4.23	$4.36	$(.21)	$—	$(.21)	$21.29	25.66%	$231	.79%	.73%	.72%
12/31/04	14.15	.02		2.97	2.99	—	—	—	17.14	21.13	193	.81	.80	.15
12/31/03	9.27	—	[5]	4.97	4.97	(.09)	—	(.09)	14.15	53.92	163	.83	.83	(.03)
12/31/02	11.52	—	[5]	(2.15)	(2.15)	(.10)	—	(.10)	9.27	(18.83)	108	.84	.84	.04
12/31/01	14.28	.03		(1.81)	(1.78)	(.13)	(.85)	(.98)	11.52	(12.63)	149	.83	.83	.21
Class 2
12/31/05	17.02	.09		4.19	4.28	(.18)	—	(.18)	21.12	25.35	1,977	1.04	.97	.49
12/31/04	14.08	(.01)		2.95	2.94	—	—	—	17.02	20.88	1,198	1.06	1.05	(.07)
12/31/03	9.23	(.03)		4.95	4.92	(.07)	—	(.07)	14.08	53.53	665	1.08	1.08	(.28)
12/31/02	11.48	(.02)		(2.15)	(2.17)	(.08)	—	(.08)	9.23	(19.05)	290	1.09	1.09	(.20)
12/31/01	14.24	—	[5]	(1.80)	(1.80)	(.11)	(.85)	(.96)	11.48	(12.85)	274	1.08	1.08	(.05)

American Funds Insurance Series

68

		Income (loss) from
		investment operations[2]			Dividends and distributions
			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Growth Fund

Class 1
12/31/05	$51.39	$.46	$8.00	$8.46	$(.49)	$—	$(.49)	$59.36	16.50%	$3,709	.35%	.32%	.87%
12/31/04	45.74	.32	5.51	5.83	(.18)	—	(.18)	51.39	12.75	3,744	.36	.36	.68
12/31/03	33.47	.16	12.26	12.42	(.15)	—	(.15)	45.74	37.15	3,877	.39	.39	.41
12/31/02	44.30	.12	(10.87)	(10.75)	(.08)	—	(.08)	33.47	(24.27)	3,195	.40	.40	.30
12/31/01	73.51	.18	(11.99)	(11.81)	(.41)	(16.99)	(17.40)	44.30	(17.93)	5,207	.38	.38	.34
Class 2
12/31/05	51.10	.34	7.92	8.26	(.38)	—	(.38)	58.98	16.19	18,343	.60	.57	.64
12/31/04	45.50	.23	5.45	5.68	(.08)	—	(.08)	51.10	12.50	12,055	.61	.61	.50
12/31/03	33.29	.06	12.19	12.25	(.04)	—	(.04)	45.50	36.80	7,107	.64	.64	.16
12/31/02	44.09	.03	(10.82)	(10.79)	(.01)	—	(.01)	33.29	(24.46)	3,009	.65	.65	.07
12/31/01	73.28	.04	(11.94)	(11.90)	(.30)	(16.99)	(17.29)	44.09	(18.15)	2,937	.63	.63	.07
Class 3
12/31/05	51.38	.37	7.98	8.35	(.39)	—	(.39)	59.34	16.28	499	.53	.50	.69
12/31/04[6]	47.74	.24	3.50	3.74	(.10)	—	(.10)	51.38	7.85	516	.54 [7]	.53 [7]	.54 [7]

International Fund

Class 1
12/31/05	$15.82	$.32	$3.11	$3.43	$(.29)	$—	$(.29)	$18.96	21.75%	$1,599	.57%	.52%	1.92%
12/31/04	13.41	.22	2.41	2.63	(.22)	—	(.22)	15.82	19.66	1,495	.60	.59	1.54
12/31/03	10.07	.15	3.38	3.53	(.19)	—	(.19)	13.41	35.12	1,431	.63	.63	1.40
12/31/02	12.02	.15	(1.90)	(1.75)	(.20)	—	(.20)	10.07	(14.58)	1,236	.63	.63	1.35
12/31/01	20.59	.22	(3.79)	(3.57)	(.20)	(4.80)	(5.00)	12.02	(19.73)	1,772	.61	.61	1.41
Class 2
12/31/05	15.79	.28	3.11	3.39	(.26)	—	(.26)	18.92	21.50	4,790	.82	.77	1.64
12/31/04	13.39	.18	2.41	2.59	(.19)	—	(.19)	15.79	19.32	2,752	.84	.83	1.27
12/31/03	10.05	.12	3.37	3.49	(.15)	—	(.15)	13.39	34.85	1,385	.88	.88	1.08
12/31/02	11.97	.12	(1.89)	(1.77)	(.15)	—	(.15)	10.05	(14.84)	636	.88	.88	1.05
12/31/01	20.54	.15	(3.76)	(3.61)	(.16)	(4.80)	(4.96)	11.97	(19.89)	628	.86	.86	1.04
Class 3
12/31/05	15.82	.29	3.11	3.40	(.26)	—	(.26)	18.96	21.54	116	.75	.70	1.74
12/31/04[6]	13.76	.20	2.05	2.25	(.19)	—	(.19)	15.82	16.45	115	.77 [7]	.77 [7]	1.45 [7]

New World Fund

Class 1
12/31/05	$13.96	$.33	$2.58	$2.91	$(.20)	—	$(.20)	$16.67	21.10%	$88	.92%	.85%	2.22%
12/31/04	11.99	.23	2.01	2.24	(.27)	—	(.27)	13.96	19.07	63	.93	.92	1.81
12/31/03	8.76	.21	3.21	3.42	(.19)	—	(.19)	11.99	39.56	47	.92	.92	2.15
12/31/02	9.44	.20	(.70)	(.50)	(.18)	—	(.18)	8.76	(5.45)	35	.91	.91	2.14
12/31/01	9.85	.24	(.63)	(.39)	(.02)	—	(.02)	9.44	(3.99)	37	.91	.91	2.54
Class 2
12/31/05	13.89	.29	2.56	2.85	(.18)	—	(.18)	16.56	20.74	677	1.17	1.10	1.97
12/31/04	11.94	.19	2.01	2.20	(.25)	—	(.25)	13.89	18.80	373	1.18	1.17	1.57
12/31/03	8.73	.19	3.19	3.38	(.17)	—	(.17)	11.94	39.18	224	1.17	1.17	1.90
12/31/02	9.41	.18	(.70)	(.52)	(.16)	—	(.16)	8.73	(5.66)	124	1.16	1.16	1.89
12/31/01	9.84	.21	(.62)	(.41)	(.02)	—	(.02)	9.41	(4.19)	116	1.16	1.16	2.25

American Funds Insurance Series

69

		Income (loss) from
		investment operations[2]			Dividends and distributions
			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Blue Chip Income and Growth Fund[4]

Class 1
12/31/05	$10.26	$.18	$.59	$.77	$(.12)	—	$(.12)	$10.91	7.57%	$135	.45%	.41%	1.73%
12/31/04	9.41	.15	.78	.93	(.08)	—	(.08)	10.26	9.94	129	.46	.46	1.60
12/31/03	7.17	.13	2.11	2.24	—	—	—	9.41	31.24	107	.52	.50	1.67
12/31/02	9.43	.16	(2.32)	(2.16)	(.10)	—	(.10)	7.17	(22.93)	54	.52	.52	1.89
12/31/01	10.00	.09	(.61)	(.52)	(.05)	—	(.05)	9.43	(5.23)	49	.25	.25	.93
Class 2
12/31/05	10.20	.15	.58	.73	(.10)	—	(.10)	10.83	7.24	3,029	.70	.66	1.48
12/31/04	9.36	.13	.78	.91	(.07)	—	(.07)	10.20	9.74	2,349	.71	.70	1.37
12/31/03	7.16	.11	2.09	2.20	—	—	—	9.36	30.73	1,490	.76	.74	1.41
12/31/02	9.41	.14	(2.30)	(2.16)	(.09)	—	(.09)	7.16	(23.07)	426	.77	.77	1.76
12/31/01	10.00	.08	(.63)	(.55)	(.04)	—	(.04)	9.41	(5.38)	111	.37	.37	.82

Growth-Income Fund

Class 1
12/31/05	$36.81	$.62	$1.61	$2.23	$(.58)	$(.15)	$(.73)	$38.31	6.08%	$3,825	.29%	.27%	1.68%
12/31/04	33.61	.48	3.09	3.57	(.37)	—	(.37)	36.81	10.66	4,213	.31	.30	1.39
12/31/03	25.63	.42	7.96	8.38	(.40)	—	(.40)	33.61	32.76	4,402	.34	.34	1.45
12/31/02	31.70	.41	(6.16)	(5.75)	(.32)	—	(.32)	25.63	(18.15)	3,741	.35	.35	1.43
12/31/01	35.23	.51	.49	1.00	(.73)	(3.80)	(4.53)	31.70	2.78	5,428	.35	.35	1.53
Class 2
12/31/05	36.64	.53	1.60	2.13	(.50)	(.15)	(.65)	38.12	5.83	17,608	.54	.52	1.44
12/31/04	33.48	.41	3.06	3.47	(.31)	—	(.31)	36.64	10.37	13,105	.56	.55	1.19
12/31/03	25.52	.34	7.92	8.26	(.30)	—	(.30)	33.48	32.43	7,824	.59	.59	1.18
12/31/02	31.58	.35	(6.14)	(5.79)	(.27)	—	(.27)	25.52	(18.34)	3,632	.60	.60	1.22
12/31/01	35.13	.41	.52	.93	(.68)	(3.80)	(4.48)	31.58	2.56	3,187	.60	.60	1.25
Class 3
12/31/05	36.80	.56	1.61	2.17	(.51)	(.15)	(.66)	38.31	5.88	471	.47	.45	1.50
12/31/04[6]	34.64	.41	2.07	2.48	(.32)	—	(.32)	36.80	7.18	537	.49 [7]	.48 [7]	1.24 [7]

Asset Allocation Fund

Class 1
12/31/05	$15.49	$.41	$1.05	$1.46	$(.39)	$—	$(.39)	$16.56	9.45%	$879	.35%	.32%	2.57%
12/31/04	14.58	.39	.84	1.23	(.32)	—	(.32)	15.49	8.50	899	.38	.37	2.64
12/31/03	12.23	.41	2.29	2.70	(.35)	—	(.35)	14.58	22.14	911	.42	.42	3.12
12/31/02	14.30	.45	(2.19)	(1.74)	(.33)	—	(.33)	12.23	(12.19)	797	.45	.45	3.31
12/31/01	15.71	.49	(.37)	.12	(.59)	(.94)	(1.53)	14.30	.77	1,012	.45	.45	3.30
Class 2
12/31/05	15.42	.37	1.04	1.41	(.36)	—	(.36)	16.47	9.14	5,120	.60	.57	2.31
12/31/04	14.51	.36	.84	1.20	(.29)	—	(.29)	15.42	8.34	3,797	.62	.62	2.42
12/31/03	12.18	.37	2.27	2.64	(.31)	—	(.31)	14.51	21.74	2,314	.67	.67	2.81
12/31/02	14.25	.42	(2.18)	(1.76)	(.31)	—	(.31)	12.18	(12.38)	1,056	.70	.70	3.11
12/31/01	15.67	.45	(.36)	.09	(.57)	(.94)	(1.51)	14.25	.52	730	.70	.70	3.03
Class 3
12/31/05	15.49	.38	1.05	1.43	(.36)	—	(.36)	16.56	9.26	76	.53	.50	2.39
12/31/04[6]	14.85	.36	.58	.94	(.30)	—	(.30)	15.49	6.38	81	.55 [7]	.55 [7]	2.50 [7]

American Funds Insurance Series

70

		Income (loss) from
		investment operations[2]			Dividends and distributions
			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Bond Fund

Class 1
12/31/05	$11.57	$.60	$(.40)	$.20	$(.46)	—	$(.46)	$11.31	1.77%	$182	.44%	.40%	5.30%
12/31/04	11.34	.56	.10	.66	(.43)	—	(.43)	11.57	6.04	195	.45	.44	4.94
12/31/03	10.41	.57	.78	1.35	(.42)	—	(.42)	11.34	13.07	213	.47	.47	5.19
12/31/02	10.44	.67	(.24)	.43	(.46)	—	(.46)	10.41	4.26	218	.49	.49	6.60
12/31/01	10.18	.77	.08	.85	(.59)	—	(.59)	10.44	8.48	194	.49	.49	7.38
Class 2
12/31/05	11.48	.57	(.39)	.18	(.44)	—	(.44)	11.22	1.59	2,312	.69	.65	5.06
12/31/04	11.27	.53	.09	.62	(.41)	—	(.41)	11.48	5.72	1,759	.70	.69	4.68
12/31/03	10.36	.53	.78	1.31	(.40)	—	(.40)	11.27	12.80	1,280	.72	.72	4.88
12/31/02	10.40	.64	(.24)	.40	(.44)	—	(.44)	10.36	4.05	697	.74	.74	6.34
12/31/01	10.16	.73	.08	.81	(.57)	—	(.57)	10.40	8.15	349	.74	.74	7.06

High-Income Bond Fund

Class 1
12/31/05	$12.89	$.85	$(.55)	$.30	$(.78)	—	$(.78)	$12.41	2.46%	$309	.50%	.46%	6.76%
12/31/04	12.54	.84	.32	1.16	(.81)	—	(.81)	12.89	9.83	364	.50	.50	6.74
12/31/03	10.44	.90	2.12	3.02	(.92)	—	(.92)	12.54	29.79	411	.51	.51	7.74
12/31/02	11.78	1.01	(1.25)	(.24)	(1.10)	—	(1.10)	10.44	(1.51)	335	.52	.52	9.55
12/31/01	12.25	1.17	(.23)	.94	(1.41)	—	(1.41)	11.78	8.02	403	.51	.51	9.60
Class 2
12/31/05	12.81	.81	(.55)	.26	(.75)	—	(.75)	12.32	2.20	590	.75	.71	6.55
12/31/04	12.47	.81	.32	1.13	(.79)	—	(.79)	12.81	9.59	444	.75	.74	6.48
12/31/03	10.39	.86	2.12	2.98	(.90)	—	(.90)	12.47	29.51	319	.76	.76	7.41
12/31/02	11.74	.97	(1.25)	(.28)	(1.07)	—	(1.07)	10.39	(1.83)	183	.77	.77	9.28
12/31/01	12.22	1.13	(.23)	.90	(1.38)	—	(1.38)	11.74	7.73	156	.76	.76	9.37
Class 3
12/31/05	12.87	.82	(.55)	.27	(.75)	—	(.75)	12.39	2.25	37	.68	.64	6.58
12/31/04[6]	12.79	.78	.11	.89	(.81)	—	(.81)	12.87	7.52	46	.68 [7]	.68 [7]	6.57 [7]

U.S. Government/ AAA-Rated Securities Fund

Class 1
12/31/05	$12.07	$.48	$(.16)	$.32	$(.48)	—	$(.48)	$11.91	2.70%	$252	.47%	.43%	3.99%
12/31/04	12.24	.45	(.03)	.42	(.59)	—	(.59)	12.07	3.58	286	.47	.46	3.68
12/31/03	12.37	.46	(.15)	.31	(.44)	—	(.44)	12.24	2.51	373	.46	.46	3.71
12/31/02	11.87	.54	.55	1.09	(.59)	—	(.59)	12.37	9.45	517	.47	.47	4.45
12/31/01	11.73	.66	.17	.83	(.69)	—	(.69)	11.87	7.24	386	.47	.47	5.58
Class 2
12/31/05	12.00	.45	(.16)	.29	(.46)	—	(.46)	11.83	2.41	341	.72	.68	3.75
12/31/04	12.17	.41	(.03)	.38	(.55)	—	(.55)	12.00	3.30	285	.72	.71	3.42
12/31/03	12.31	.42	(.14)	.28	(.42)	—	(.42)	12.17	2.28	273	.71	.71	3.43
12/31/02	11.83	.50	.55	1.05	(.57)	—	(.57)	12.31	9.15	288	.72	.72	4.14
12/31/01	11.70	.62	.18	.80	(.67)	—	(.67)	11.83	7.02	137	.72	.72	5.27
Class 3
12/31/05	12.05	.46	(.16)	.30	(.46)	—	(.46)	11.89	2.50	39	.65	.61	3.81
12/31/04[6]	12.34	.41	(.11)	.30	(.59)	—	(.59)	12.05	2.58	43	.65 [7]	.65 [7]	3.51 [7]

American Funds Insurance Series

71

		Income (loss) from
		investment operations[2]				Dividends and distributions
			Net gains											Ratio of
			(losses) on									Ratio of	Ratio of	net income
	Net asset		securities			Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both		Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and		investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)		operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Cash Management Fund

Class 1
12/31/05	$11.09	$.33	$—	[5]	$.33	$(.11)	—	$(.11)	$11.31	2.97%	$75	.33%	.30%	2.91%
12/31/04	11.07	.11	—	[5]	.11	(.09)	—	(.09)	11.09	.96	78	.37	.36	.96
12/31/03	11.17	.07	—	[5]	.07	(.17)	—	(.17)	11.07	.67	103	.47	.47	.68
12/31/02	11.41	.14	—	[5]	.14	(.38)	—	(.38)	11.17	1.24	203	.46	.46	1.25
12/31/01	11.65	.41	.01		.42	(.66)	—	(.66)	11.41	3.66	218	.46	.46	3.52
Class 2
12/31/05	11.05	.30	—	[5]	.30	(.09)	—	(.09)	11.26	2.68	153	.58	.55	2.71
12/31/04	11.03	.08	—	[5]	.08	(.06)	—	(.06)	11.05	.70	110	.61	.61	.76
12/31/03	11.12	.05	—	[5]	.05	(.14)	—	(.14)	11.03	.47	99	.72	.72	.42
12/31/02	11.37	.11	—	[5]	.11	(.36)	—	(.36)	11.12	1.00	133	.71	.71	1.00
12/31/01	11.62	.34	.05		.39	(.64)	—	(.64)	11.37	3.43	127	.71	.71	2.99
Class 3
12/31/05	11.07	.30	—	[5]	.30	(.08)	—	(.08)	11.29	2.74	16	.51	.48	2.70
12/31/04[6]	11.07	.09	—	[5]	.09	(.09)	—	(.09)	11.07	.78	20	.54 [7]	.54 [7]	.80 [7]

	Year ended December 31
Portfolio turnover rate for all classes of shares	2005	2004	2003	2002	2001

Global Discovery Fund[4]	53%	28%	30%	25%	4%
Global Growth Fund	26	24	27	30	38
Global Small Capitalization Fund	47	49	51	66	65
Growth Fund	29	30	34	34	31
International Fund	40	37	40	30	40
New World Fund	26	18	19	22	31
Blue Chip Income and Growth Fund[4]	33	13	12	8	12
Growth-Income Fund	20	21	21	26	34
Asset Allocation Fund	23	20	20	25	32
Bond Fund	46	34	20	29	59
High-Income Bond Fund	35	38	48	45	42
U.S. Government/AAA-Rated Securities Fund	86	68	63	53	84
Cash Management Fund	—	—	—	—	—

[1]	Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

[2]	Based on average shares outstanding.

[3]	The ratios in this column reflect the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.

[4]	Commenced operations July 5, 2001.

[5]	Amount less than one cent.

[6]	From January 16, 2004, when Class 3 shares were first issued.

[7]	Annualized.

See Notes to Financial Statements

American Funds Insurance Series

72

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of American Funds Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Growth-Income Fund, Asset Allocation Fund, Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2006

American Funds Insurance Series

73

Expense example	unaudited

The funds in the American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds only so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005, through December 31, 2005).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period. Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2005	value 12/31/2005	during period[1]	expense ratio

Global Discovery Fund
Class 1 — actual return	$1,000.00	$1,131.38	$2.95	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 — actual return	1,000.00	1,129.79	4.29	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Growth Fund
Class 1 — actual return	$1,000.00	$1,146.61	$2.98	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 — actual return	1,000.00	1,144.87	4.32	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,190.05	$3.92	.71%
Class 1 — assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 2 — actual return	1,000.00	1,188.53	5.30	.96
Class 2 — assumed 5% return	1,000.00	1,020.37	4.89	.96

American Funds Insurance Series

74

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2005	value 12/31/2005	during period[1]	expense ratio

Growth Fund
Class 1 — actual return	$1,000.00	$1,125.41	$1.66	.31%
Class 1 — assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 2 — actual return	1,000.00	1,123.80	3.00	.56
Class 2 — assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 — actual return	1,000.00	1,124.26	2.62	.49
Class 3 — assumed 5% return	1,000.00	1,022.74	2.50	.49

International Fund
Class 1 — actual return	$1,000.00	$1,200.72	$2.83	.51%
Class 1 — assumed 5% return	1,000.00	1,022.63	2.60	.51
Class 2 — actual return	1,000.00	1,199.40	4.21	.76
Class 2 — assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 3 — actual return	1,000.00	1,200.51	3.83	.69
Class 3 — assumed 5% return	1,000.00	1,021.73	3.52	.69

New World Fund
Class 1 — actual return	$1,000.00	$1,160.05	$4.52	.83%
Class 1 — assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 2 — actual return	1,000.00	1,158.04	5.87	1.08
Class 2 — assumed 5% return	1,000.00	1,019.76	5.50	1.08

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$1,067.51	$2.03	.39%
Class 1 — assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 2 — actual return	1,000.00	1,065.94	3.33	.64
Class 2 — assumed 5% return	1,000.00	1,021.98	3.26	.64

Growth-Income Fund
Class 1 — actual return	$1,000.00	$1,061.80	$1.35	.26%
Class 1 — assumed 5% return	1,000.00	1,023.89	1.33	.26
Class 2 — actual return	1,000.00	1,060.54	2.65	.51
Class 2 — assumed 5% return	1,000.00	1,022.63	2.60	.51
Class 3 — actual return	1,000.00	1,060.72	2.29	.44
Class 3 — assumed 5% return	1,000.00	1,022.99	2.24	.44

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$1,073.39	$1.62	.31%
Class 1 — assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 2 — actual return	1,000.00	1,072.58	2.93	.56
Class 2 — assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 — actual return	1,000.00	1,073.17	2.56	.49
Class 3 — assumed 5% return	1,000.00	1,022.74	2.50	.49

Bond Fund
Class 1 — actual return	$1,000.00	$1,004.44	$1.97	.39%
Class 1 — assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 2 — actual return	1,000.00	1,003.57	3.23	.64
Class 2 — assumed 5% return	1,000.00	1,021.98	3.26	.64

American Funds Insurance Series

75

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2005	value 12/31/2005	during period[1]	expense ratio

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$1,020.56	$2.24	.44%
Class 1 — assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 2 — actual return	1,000.00	1,019.86	3.51	.69
Class 2 — assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 3 — actual return	1,000.00	1,019.76	3.16	.62
Class 3 — assumed 5% return	1,000.00	1,022.08	3.16	.62

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,000.84	$2.12	.42%
Class 1 — assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 2 — actual return	1,000.00	999.15	3.38	.67
Class 2 — assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 3 — actual return	1,000.00	1,000.00	3.02	.60
Class 3 — assumed 5% return	1,000.00	1,022.18	3.06	.60

Cash Management Fund
Class 1 — actual return	$1,000.00	$1,017.09	$1.47	.29%
Class 1 — assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 2 — actual return	1,000.00	1,015.33	2.74	.54
Class 2 — assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 — actual return	1,000.00	1,016.20	2.39	.47
Class 3 — assumed 5% return	1,000.00	1,022.84	2.40	.47

[1]
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

American Funds Insurance Series

76

Approval of Investment Advisory and Service Agreement

The series’ board members have approved the Investment Advisory and Service Agreement (the “agreement”) in respect to Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund of the series (collectively, the “funds”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2006. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is comprised of all of the series’ independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed — During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on each of the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services and other information relating to the nature, extent and quality of services provided by CRMC to each fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding each fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with independent counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board also considered the benefits to each fund’s shareholders of investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services — The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and committee considered the investment results of each fund in light of its objective. They also considered information regarding the selection of indexes and funds comparable to each fund that were used to evaluate relative investment results.

Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Index (the Lipper category that includes the fund), (iii) a comparison group of other funds in the Lipper Multi-Cap Growth Funds Index and (iv) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for periods ended July 31, 2005, and noted that while the fund’s investment results were mixed as compared to the indexes and the median of the comparison group for shorter periods, over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than all three indexes and the comparison group.

American Funds Insurance Series

77

Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI World Index, (ii) the Lipper Global Funds Index (the Lipper category that includes the fund) and (iii) a comparison group of other funds in the Lipper Global Funds Index. The board and the committee examined investment results for seven-month and five-year periods ended July 31, 2005, and noted that the fund’s investment results were comparable or superior to both indexes over each period, although somewhat lower than the median of the comparison group. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both indexes and the comparison group.

Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the S&P/Citigroup Global/World Indexes, (ii) the Lipper Global Small-Cap Funds Average (the Lipper category that includes the fund) and (iii) a comparison group of other funds in the Lipper Global Small-Cap Funds Index. The board and the committee examined investment results for seven-month and five-year periods ended July 31, 2005, and noted that the fund’s investment results were superior both to the Lipper Average and the median of the comparison group over each period, though lower than the S&P/Citigroup Global/World Indexes for the five-year period. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both the average and indexes and the comparison group.

International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI EAFE® (Europe, Australasia, Far East) Index, (ii) the Lipper International Funds Index (the Lipper category that includes the fund) and (iii) a comparison group of other funds in the Lipper International Funds Index. The board and the committee examined investment results for seven-month, five-year and ten-year periods ended July 31, 2005, and noted that the fund’s investment results were superior to both indexes and the median of the comparison group over each period other than the five-year period. The board and the committee further noted that over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both indexes and the comparison group.

New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Emerging Markets Funds Index and (ii) a comparison group of other funds in the Lipper Emerging Markets Funds Index. The board and the committee examined investment results for the seven-month period and other periods ended July 31, 2005, and noted that the fund’s investment results were somewhat lower than the Lipper Emerging Markets Funds Index and the median of the comparison group over each period, as well as for the lifetime of the fund since June 17, 1999.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve your investment. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper General US Government Funds Index and (ii) a comparison group of other funds in the Lipper General US Government Funds Index. The board and the committee examined investment results for seven-month, five-year and ten-year periods ended July 31, 2005, and noted that the fund’s investment results were higher than the Lipper General US Government Funds Index and the median of the comparison group over each period.

Cash Management Fund seeks to provide an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Money Market Funds Index (the Lipper category that includes the fund) and (ii) a comparison group of other funds in the Lipper Money Market Funds Index. The board and the committee examined investment results for seven-month, five-year and ten-year periods ended July 31, 2005, and noted that the fund’s investment results were higher than the Lipper Money Market Funds Index and the median of the comparison group over each period.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of each fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the applicable Lipper Index as of December 31, 2004.

The board and the committee observed that each fund’s advisory fees and total expenses (each as a percentage of average net assets) were among the lowest of all funds in each fund’s comparison group and, in each case, below the median, with the exception of Cash Management Fund, which had a slightly higher-than-median advisory fee but total expenses were below the median of its comparison group. The board and the committee also noted the 5% advisory fee waiver that CRMC put into effect September 1, 2004, which was increased to 10% on April 1, 2005.

American Funds Insurance Series

78

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

The board and the committee also considered indirect benefits that the adviser might be deemed to have received, such as access to research of brokers who execute portfolio transactions for the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee noted that its members had also received information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered the impact of each fund’s asset growth on advisory fee levels, noting that total fees paid to the adviser increase as assets increase, and then considered the extent to which such fees are reduced through breakpoint discounts in each fund’s advisory fee structure and the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with each fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the funds’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded, with respect to each fund, that the agreement is fair and reasonable to each fund and its shareholders, that each fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by each fund, and that approval of the agreement was in the best interests of each fund and its shareholders. The board and the committee concluded that each of the factors discussed above supported such approval.

American Funds Insurance Series

79

Board of trustees

“Non-interested” trustees

	Year first		Number of
	elected		portfolios in fund
	a trustee		complex[2] overseen	Other directorships[3]
Name and age	of the series[1]	Principal occupation(s) during past five years	by trustee	held by trustee
Lee A. Ault III, 69 Chairman of the Board (Independent and Non-Executive)	1999	Chairman of the Board, In-Q-Tel, Inc. (an independent technology venture company funded principally by the Central Intelligence Agency); former Chairman of the Board, President and CEO, Telecredit, Inc.	1	Anworth Mortgage Asset Corporation; Office Depot, Inc.

H. Frederick Christie, 72	1994	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)	19	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Joe E. Davis, 71	1991	Private investor; former Chairman of the Board, Linear Corporation; former President and CEO, National Health Enterprises, Inc.	1	Anworth Mortgage Asset Corporation; Natural Alternatives Inc.

Martin Fenton, 70	1995	Chairman of the Board and CEO, Senior Resource Group LLC (development and management of senior living communities)	16	None

Leonard R. Fuller, 59	1999	President and CEO, Fuller Consulting (financial management consulting firm)	14	None

Mary Myers Kauppila, 51	1994	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.	5	None

Kirk P. Pendleton, 66	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)	6	None

“Interested” trustees4

	Year first		Number of
	elected a	Principal occupation(s) during past five years and	portfolios in fund
Name, age and	trustee or officer	positions held with affiliated entities or the	complex[2] overseen	Other directorships[3]
position with series	of the series[1]	principal underwriter of the series	by trustee	held by trustee
James K. Dunton, 68 Vice Chairman of the Board	1993	Senior Vice President and Director, Capital Research and Management Company	2	None

Donald D. O’Neal, 45 President	1998	Senior Vice President, Capital Research and Management Company	3	None

The statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

American Funds Insurance Series

80

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and positions
Name, age and	officer	held with affiliated entities or the principal underwriter of
position with series	of the series[1]	the series
Alan N. Berro, 45 Senior Vice President	1998	Vice President, Capital Research and Management Company; Senior Vice President, Capital Research Company[5]

Michael J. Downer, 51 Senior Vice President	1991	Vice President and Secretary, Capital Research and Management Company; Secretary and Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Abner D. Goldstine, 76 Senior Vice President	1993	Senior Vice President and Director, Capital Research and Management Company

John H. Smet, 49 Senior Vice President	1994	Senior Vice President, Capital Research and Management Company; Director, American Funds Distributors, Inc.[5]

Claudia P. Huntington, 53 Vice President	1994	Senior Vice President, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Robert W. Lovelace, 43 Vice President	1997	Senior Vice President, Capital Research and Management Company; Chairman of the Board, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Susan M. Tolson, 43 Vice President	1999	Senior Vice President, Capital Research Company[5]

Chad L. Norton, 45 Secretary	1994	Vice President — Fund Business Management Group, Capital Research and Management Company

David A. Pritchett, 39 Treasurer	1999	Vice President — Fund Business Management Group, Capital Research and Management Company

Steven I. Koszalka, 41 Assistant Secretary	2003	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company

Sheryl F. Johnson, 37 Assistant Treasurer	1997	Vice President — Fund Business Management Group, Capital Research and Management Company

Jeffrey P. Regal, 34 Assistant Treasurer	2004	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	Trustees and officers of the series serve until their resignation, removal or retirement.

[2]	Capital Research and Management Company manages the American Funds, consisting of 29 funds, and Endowments, whose shareholders are limited to certain nonprofit organizations.

[3]	This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

[4]
“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[5]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series

81

The right choice for the long term®

Offices of the series and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-2804

Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The series files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

Complete December 31, 2005, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 2006, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. INGEAR-995-0206P Litho in USA RCG/L/8074-S4894 Printed on recycled paper

Investment Manager
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110
Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UAMER (1205-022506)

Funds

Annual Report

December 31, 2005

Service Class (“S”) and Service 2 Class (“S2”)

ING Investors Trust

• ING MarketPro Portfolio
• ING MarketStyle Growth Portfolio
• ING MarketStyle Moderate Portfolio
• ING MarketStyle Moderate Growth Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier. SM” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.1 In other words, the majority of investment opportunities are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1     MSCI December, 2005

1

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed-income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, which were on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 Index reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets, Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the

2

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Japanese corporations and banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING MARKET PRO AND MARKETSTYLE PORTFOLIOS
PORTFOLIO MANAGERS’ REPORT

The ING Market Pro and MarketStyle Portfolios (the “Portfolios”) seek to obtain their individual investment objectives by investing in a combination of underlying portfolios according to a fixed formula. The Portfolios are managed by ING Investments, LLC*.

Portfolio Specifics: The Investment Manager uses the ING MarketPro Model, ING MarketStyle Growth Model, ING MarketStyle Moderate Model, and ING MarketStyle Moderate Growth Model as benchmarks to which it compares the performance of the ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Portfolio, and ING MarketStyle Moderate Growth Portfolio, respectively. Each Model is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Model, as a percentage of the Model.

				ING
		ING	ING	MarketStyle
	ING	MarketStyle	MarketStyle	Moderate
	MarketPro	Growth	Moderate	Growth
	Model	Model	Model	Model

S&P 500 Index(1)	70%	37%	24%	30%
S&P MidCap 400 Index(2)	0%	12%	7%	9%
S&P SmallCap 600 Index(3)	0%	11%	6%	9%
MSCI EAFE® Index(4)	0%	20%	13%	17%
Lehman Brothers Aggregate Bond Index(5)	30%	13%	20%	18%
Lehman Brothers 1-3 Year Government/ Credit Bond Index(6)	0%	7%	20%	12%
30 Day T-Bill(7)	0%	0%	10%	5%

The cumulative total returns for the period ended December 31, 2005 for the Portfolios and their respective Model benchmarks are as follows:

Cumulative Total Returns for the Period Ended December 31, 2005

Since
Inception
August 15, 2005

ING MarketPro Portfolio — Class S	3.10%
ING MarketPro Model	1.65%

ING MarketStyle Growth Portfolio — Class S	2.50%
ING MarketStyle Growth Model	3.54%

ING MarketStyle Moderate Portfolio — Class S	1.60%
ING MarketStyle Moderate Model	2.70%

ING MarketStyle Moderate Growth Portfolio — Class S	2.40%
ING MarketStyle Moderate Growth Model	2.82%

*	ING Investment Management, Co., LLC has engaged Ibbotson Associates, an asset allocation consulting firm, to perform asset allocation analyses and other related work specifically for the ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Portfolio, and ING MarketStyle Moderate Growth Portfolio.

(1)	The S&P 500 Composite Stock Price (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)	The S&P MidCap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies.

(3)	The S&P SmallCap 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

(4)	The Morgan Stanley Capital International (“MSCI”) EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5)	The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(6)	The Lehman Brothers 1-3 Year Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one-to-three years.

(7)	The 30 Day T-Bill is a short-term debt obligation backed by the U.S. government with a maturity of less than 30 days.

4

ING MARKET PRO AND MARKETSTYLE PORTFOLIOS
PORTFOLIO MANAGERS’ REPORT

The following tables illustrate the asset allocation of the underlying portfolios, as well as the underlying asset allocation targets as of December 31, 2005.

Asset Allocation

as of December 31, 2005
(as a percent of net assets)

					ING
			ING	ING	MarketStyle
		ING	MarketStyle	MarketStyle	Moderate
		MarketPro	Growth	Moderate	Growth
Underlying Affiliated Funds		Portfolio	Portfolio	Portfolio	Portfolio

ING FMR Diversified MidCap Portfolio, Class I	%	9.0	—	—	—
ING JPMorgan Fleming International Portfolio, Class I	%	10.0	—	—	—
ING Legg Mason Value Portfolio, Class I	%	8.9	—	—	—
ING Limited Maturity Bond Portfolio, Class I	%	—	3.0	16.9	9.0
ING Liquid Assets Portfolio, Class I	%	—	—	5.0	2.0
ING Marsico Growth Portfolio, Class I	%	8.9	—	—	—
ING Mercury Large Cap Value Portfolio, Class I	%	8.9	—	—	—
ING Salomon Brothers Aggressive Growth Portfolio, Class I	%	8.9	—	—	—
ING T. Rowe Price Capital Appreciation Portfolio, Class I	%	9.9	—	—	—
ING Van Kampen Equity and Income Portfolio, Class I	%	9.8	—	—	—
ING VP Index Plus International Equity, Class I	%	—	27.7	17.1	22.2
ING VP Index Plus LargeCap Portfolio, Class I	%	—	42.7	33.6	37.5
ING VP Index Plus MidCap Portfolio, Class I	%	—	9.9	6.0	7.9
ING VP Index Plus SmallCap Portfolio, Class I	%	—	7.4	3.9	5.8
ING VP Intermediate Bond Portfolio, Class I	%	24.4	9.0	17.0	15.0
Other assets and liabilities	%	1.3	0.3	0.5	0.6

	%	100.0	100.0	100.0	100.0

Portfolio holdings are subject to change daily.

				ING
		ING	ING	MarketStyle
	ING	MarketStyle	MarketStyle	Moderate
	MarketPro	Growth	Moderate	Growth
Underlying Asset Allocation Targets (as of December 31, 2005)(1)	Model	Model	Model	Model

Large Cap Stocks	46%	41%	26%	33%
Mid Cap Stocks	19%	10%	6%	8%
Small Cap Stocks	0%	7%	4%	6%
International Stocks	10%	27%	17%	22%
Intermediate Term Bonds	25%	9%	17%	15%
Short Term Bonds	0%	3%	17%	9%
Cash Equivalents	0%	3%	13%	7%

(1)	Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown. Although the MarketPro and MarketStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

5

ING MARKETPRO PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING MarketPro Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 70% in equity securities and 30% in fixed-income securities.

Cumulative Total Returns for the Period Ended December 31, 2005

	Since Inception
	of the Portfolio
	August 15, 2005

ING MarketPro Portfolio-Class S	3.10%
ING MarketPro Portfolio-Class S2	2.60%
ING MarketPro Model(1)	1.65	%(2)
S&P 500 Index(3)	1.98	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MarketPro Portfolio against the ING MarketPro Model and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING MarketPro Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the Index is shown from August 1, 2005.

(3)The S&P 500 Composite Stock Price (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

6

ING MARKETSTYLE GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING MarketStyle Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 80% in equity securities and 20% in fixed-income securities.

Cumulative Total Returns for the Period Ended December 31, 2005

	Since Inception
	of the Portfolio
	August 15, 2005

ING MarketStyle Growth Portfolio-Class S	2.50%
ING MarketStyle Growth Portfolio-Class S2	2.20%
ING MarketStyle Growth Model(1)	3.54	%(2)
S&P 500 Index(3)	1.98	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MarketStyle Growth Portfolio against the ING MarketStyle Growth Model and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING MarketStyle Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the Index is shown from August 1, 2005.

(3)The S&P 500 Composite Stock Price (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

7

ING MARKETSTYLE MODERATE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING MarketStyle Moderate Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed-income securities.

Cumulative Total Returns for the Period Ended December 31, 2005

	Since Inception
	of the Portfolio
	August 15, 2005

ING MarketStyle Moderate Portfolio-Class S	1.60%
ING MarketStyle Moderate Portfolio-Class S2	0.80%
ING MarketStyle Moderate Model(1)	2.70	%(2)
S&P 500 Index(3)	1.98	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MarketStyle Moderate Portfolio against the ING MarketStyle Moderate Model and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING MarketStyle Moderate Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the Index is shown from August 1, 2005.

(3)The S&P 500 Composite Stock Price (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

8

ING MARKETSTYLE MODERATE GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING MarketStyle Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed-income securities.

Cumulative Total Returns for the Period Ended December 31, 2005

	Since Inception
	of the Portfolio
	August 15, 2005

ING MarketStyle Moderate Growth Portfolio-Class S	2.40%
ING MarketStyle Moderate Growth Portfolio-Class S2	2.00%
ING MarketStyle Moderate Growth Model(1)	2.82	%(2)
S&P 500 Index(3)	1.98	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MarketStyle Moderate Growth Portfolio against the ING MarketStyle Moderate Growth Model and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The Performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ING MarketStyle Moderate Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)Since inception performance of the Index is shown from August 1, 2005.

(3)The S&P 500 Composite Stock Price (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 15, 2005 to December 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING MarketPro Portfolio	August 15, 2005	December 31, 2005	Ratio*	December 31, 2005**

Actual Fund Return
Class S	$1,000.00	$1,031.00	0.35%	$1.35
Class S2	$1,000.00	$1,026.00	0.50	1.93
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,017.71	0.35%	$1.34
Class S2	$1,000.00	$1,017.14	0.50	1.92

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 139/365 to reflect the 139-day period ended December 31, 2005 due to the Portfolios’ inception date of August 15, 2005.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING MarketStyle Growth Portfolio	August 15, 2005	December 31, 2005	Ratio*	December 31, 2005**

Actual Fund Return
Class S	$1,000.00	$1,025.00	0.33%	$1.27
Class S2	$1,000.00	$1,022.00	0.48	1.85
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,017.78	0.33%	$1.27
Class S2	$1,000.00	$1,017.21	0.48	1.84

ING MarketStyle Moderate Portfolio
Actual Fund Return
Class S	$1,000.00	$1,016.00	0.33%	$1.27
Class S2	$1,000.00	$1,008.00	0.48	1.84
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,017.78	0.33%	$1.27
Class S2	$1,000.00	$1,017.21	0.48	1.84

ING MarketStyle Moderate Growth Portfolio
Actual Fund Return
Class S	$1,000.00	$1,024.00	0.33%	$1.27
Class S2	$1,000.00	$1,020.00	0.48	1.85
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,017.78	0.33%	$1.27
Class S2	$1,000.00	$1,017.21	0.48	1.84

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 139/365 to reflect the 139-day period ended December 31, 2005 due to the Portfolios’ inception date of August 15, 2005.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Portfolio, and ING MarketStyle Moderate Growth Portfolio, each a series of ING Investors Trust as of December 31, 2005, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from August 15, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2006

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

				ING
		ING	ING	MarketStyle
	ING	MarketStyle	MarketStyle	Moderate
	MarketPro	Growth	Moderate	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in affiliated funds*	$2,353,205	$2,651,505	$909,168	$3,195,830

Receivables:
Investment securities sold	—	—	50	178
Fund shares sold	133,480	78,187	—	—
Dividends and interest	644	26	150	280
Prepaid expenses	28,324	9,329	9,329	18,827
Receivable from affiliate	6,675	5,781	5,725	6,400

Total assets	2,522,328	2,744,828	924,422	3,211,515

LIABILITIES:
Payable for investment securities purchased	133,480	78,187	—	—
Payable for fund shares redeemed	—	—	50	178
Payable to affiliates	422	379	186	763
Payable for trustee fees	12	11	6	24
Accrued offering expense	4,410	6,720	10,441	6,067
Other accrued expenses and liabilities	26	10	47	130

Total liabilities	138,350	85,307	10,730	7,162

NET ASSETS	$2,383,978	$2,659,521	$913,692	$3,214,353

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,347,277	$2,641,956	$904,985	$3,157,705
Undistributed net investment income	16,389	5,342	4,416	17,752
Accumulated net realized gain on investments	1,828	4,952	296	9,308
Net unrealized appreciation on investments	18,484	7,271	3,995	29,588

NET ASSETS	$2,383,978	$2,659,521	$913,692	$3,214,353

* Cost of investments in securities	$2,334,721	$2,644,234	$905,173	$3,166,242
Class S
Net assets	$2,316,590	$2,658,489	$912,674	$3,213,322
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	224,618	259,386	89,867	313,769
Net asset value and redemption price per share	$10.31	$10.25	$10.16	$10.24
Class S2
Net assets	$67,388	$1,032	$1,018	$1,031
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,570	101	101	101
Net asset value and redemption price per share	$10.26	$10.22	$10.08	$10.20

See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED DECEMBER 31, 2005

				ING
		ING	ING	MarketStyle
	ING	MarketStyle	MarketStyle	Moderate
	MarketPro	Growth	Moderate	Growth
	Portfolio(1)	Portfolio(1)	Portfolio(1)	Portfolio(1)

INVESTMENT INCOME:
Dividends from underlying affiliated funds	$17,106	$5,882	$4,708	$18,922

Total investment income	17,106	5,882	4,708	18,922

EXPENSES:
Investment management fees	—	175	93	389

Distribution and service fees:
Class S	629	546	291	1,214
Class S2	10	2	2	2

Transfer agent fees:
Class S2	13	11	6	24
Administrative service fees	127	—	—	—
Shareholder reporting expense	38	32	18	74
Registration fees	13	11	6	24
Professional fees	26	22	12	49
Custody and accounting expense	25	22	12	48
Trustee fees	13	11	6	24
Offering expense	6,675	5,671	5,671	6,174

Total expenses	7,569	6,503	6,117	8,022
Net waived and reimbursed fees	(6,675)	(5,781)	(5,725)	(6,400)

Net expenses	894	722	392	1,622
Net investment income	16,212	5,160	4,316	17,300

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS:
Distributions of realized capital gains from underlying affiliated funds	904	6,011	1,960	11,026
Net realized gain (loss) on affiliated investments	924	(1,059)	(1,664)	(1,718)
Net change in unrealized appreciation on affiliated investments	18,484	7,271	3,995	29,588

Net realized and unrealized gain on investments	20,312	12,223	4,291	38,896

Increase in net assets resulting from operations	$36,524	$17,383	$8,607	$56,196

(1)	Portfolio commenced operations on August 15, 2005.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

				ING
		ING	ING	MarketStyle
	ING	MarketStyle	MarketStyle	Moderate
	MarketPro	Growth	Moderate	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

	August 15,	August 15,	August 15,	August 15,
	2005(1) to	2005(1) to	2005(1) to	2005(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2005	2005	2005

FROM OPERATIONS:
Net investment income	$16,212	$5,160	$4,316	$17,300
Net realized gain on investments	1,828	4,952	296	9,308
Net change in unrealized appreciation on investments	18,484	7,271	3,995	29,588

Net increase in net assets resulting from operations	36,524	17,383	8,607	56,196

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,349,603	2,643,993	922,674	3,162,776
Cost of shares redeemed	(2,149)	(1,855)	(17,589)	(4,619)

Net increase in net assets resulting from capital
share transactions	2,347,454	2,642,138	905,085	3,158,157

Net increase in net assets	2,383,978	2,659,521	913,692	3,214,353

NET ASSETS:
Beginning of period	—	—	—	—

End of period	$2,383,978	$2,659,521	$913,692	$3,214,353

Undistributed net investment income at end of period	$23,064	$11,013	$8,892	$17,752

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

15

ING MARKETPRO PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S	Class S2

	August 15,	August 15,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.24 *	0.23 *
Net realized and unrealized gain on investments	$0.07	0.03
Total from investment operations	$0.31	0.26
Net asset value, end of period	$10.31	10.26

Total Return(2)%	3.10	2.60

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,317	67

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.35	0.50
Gross expenses prior to expense reimbursement(4)(5)%	2.94	3.09
Net investment income (loss) after expense reimbursement(3)(4)%	6.30	6.15
Portfolio turnover rate %	4	4

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Expense ratios do not include expenses of Underlying Funds.

*	Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

16

ING MARKETSTYLE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S	Class S2

	August 15,	August 15,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period $	$10.00	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.09 *	0.09 *
Net realized and unrealized gain on investments	$0.16	0.13
Total from investment operations	$0.25	0.22
Net asset value, end of period	$10.25	10.22

Total Return(2)%	2.50	2.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,658	1

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.33	0.48
Gross expenses prior to expense reimbursement(4)(5)%	2.93	3.08
Net investment income (loss) after expense reimbursement(3)(4)%	2.36	2.21
Portfolio turnover rate %	17	17

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Expense ratios do not include expenses of Underlying Funds.

*	Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

17

ING MARKETSTYLE MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S	Class S2

	August 15,	August 15,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.14 *	0.14 *
Net realized and unrealized gain on investments	$0.02	(0.06)
Total from investment operations	$0.16	0.08
Net asset value, end of period	$10.16	10.08

Total Return(2)%	1.60	0.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$913	1

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.33	0.48
Gross expenses prior to expense reimbursement(4)(5)%	5.16	5.31
Net investment income (loss) after expense reimbursement(3)(4)%	3.70	3.55
Portfolio turnover rate %	37	37

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Expense ratios do not include expenses of Underlying Funds.

*	Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

18

ING MARKETSTYLE MODERATE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S	Class S2

	August 15,	August 15,
	2005(1) to	2005(1) to
	December 31,	December 31,
	2005	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.13 *	0.14 *
Net realized and unrealized gain on investments	$0.11	0.06
Total from investment operations	$0.24	0.20
Net asset value, end of period	$10.24	10.20

Total Return(2)%	2.40	2.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,213	1

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.33	0.48
Gross expenses prior to expense reimbursement(4)(5)%	1.63	1.78
Net investment income (loss) after expense reimbursement(3)(4)%	3.56	3.41
Portfolio turnover rate %	22	22

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser, ING Investments, LLC, has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Expense ratios do not include expenses of Underlying Funds.

*	Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

See Accompanying Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 2005 the Trust had fifty-six operational portfolios. The four Portfolios included in this report are: ING MarketPro Portfolio (“MarketPro”), ING MarketStyle Growth Portfolio (“Growth”), ING MarketStyle Moderate Portfolio (“Moderate”) and ING MarketStyle Moderate Growth Portfolio (“Moderate Growth”), (collectively, the “Portfolios”); all incepted on August 15, 2005. Each Portfolio is a diversified series of the Trust.

Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), ReliaStar Life Insurance Company, an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

The Portfolios offer two classes of shares, referred to as Service Class (Class “S”) and Service 2 (Class “S2”). Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of the Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including shareholder servicing fees. The information presented in these financial statements pertains to the portfolios listed in this note.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investments in its underlying funds is based on the net asset value of the underlying funds each business day.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required.

The Board of Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E.	Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

F.	Repurchase Agreements. Certain of the Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTE 3 — INVESTMENT MANAGEMENT FEES

The Portfolios entered into an Investment Management Agreement with ING Investment Management Co. (the “Investment Manager”), a wholly-owned subsidiary of ING. The Investment Management Agreement compensates the Investment Manager with a fee for all portfolios except MarketPro, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

MarketPro	0.00%
Growth	0.08%
Moderate	0.08%
Moderate Growth	0.08%

The Investment Manager for the Growth, Moderate, and Moderate Growth Portfolios has engaged Ibbotson Associates, an asset allocation consulting firm, to determine the target allocations for the Portfolios and perform asset allocation analyses and other related work. The Investment Manager retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Investment Manager for the MarketPro Portfolio has established an Asset Allocation Committee to review and determine the asset allocation for the MarketPro Portfolio.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

Class S2 of the Portfolios has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby Directed Services, Inc. (the “Distributor”), is compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Rule 12b-1 Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares so that the actual fee paid by the Portfolios is an annual rate of 0.15% of the average daily net assets attributable to its Class S2 shares. The expense

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

waiver will continue through at least May 1, 2006. The Fund has also adopted a Shareholder Services Plan (“Service Plan”) for the Class S and S2 shares of each Portfolio. The Service Plan allows the Fund’s distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class S and S2 shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S and S2 shares.

NOTE 5 — INVESTMENTS IN UNDERLYING FUNDS

For the period from August 15, 2005 to December 31, 2005, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales

MarketPro	$2,366,810	$33,013
Growth	2,793,008	147,715
Moderate	1,047,602	140,765
Moderate Growth	3,501,268	333,308

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy.

At December 31, 2005, the following indirect, wholly-owned subsidiaries of ING Group owned more than 5% of the following Portfolios:

ING USA Annuity and Life Insurance — MarketPro (99.91%); Growth (99.92%); Moderate (99.77%); and Moderate Growth (99.94%).

NOTE 7 — EXPENSE LIMITATIONS

For the following Portfolios, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Portfolio	Class S(1)	Class S2(1)

MarketPro	0.35%	0.50%
Growth	0.33%	0.48%
Moderate	0.33%	0.48%
Moderate Growth	0.33%	0.48%

(1)	The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest.

Each Portfolio will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of December 31, 2005, the amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

December 31,
2008

MarketPro	$6,675
Growth	5,781
Moderate	5,725
Moderate Growth	6,400

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless the Investment Manager provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 8 — CAPITAL SHARES

	Class S Shares	Class S2 Shares

	August 15, 2005(1)	August 15, 2005(1)
	to December 31,	to December 31,
	2005	2005

MarketPro (Number of Shares)
Shares sold	224,809	6,589
Shares redeemed	(191)	(19)

Net increase in shares outstanding	224,618	6,570

MarketPro ($)
Shares sold	$2,281,538	$68,065
Shares redeemed	(1,951)	(198)

Net increase	$2,279,587	$67,867

	Class S Shares	Class S2 Shares

	August 15, 2005(1)	August 15, 2005(1)
	to December 31,	to December 31,
	2005	2005

Growth (Number of Shares)
Shares sold	259,570	101
Shares redeemed	(184)	—

Net increase in shares outstanding	259,386	101

Growth ($)
Shares sold	$2,642,983	$1,010
Shares redeemed	(1,855)	—

Net increase	$2,641,128	$1,010

	Class S Shares	Class S2 Shares

	August 15, 2005(1)	August 15, 2005(1)
	to December 31,	to December 31,
	2005	2005

Moderate (Number of Shares)
Shares sold	91,606	101
Shares redeemed	(1,739)	—

Net increase in shares outstanding	89,867	101

Moderate ($)
Shares sold	$921,664	$1,010
Shares redeemed	(17,589)	—

Net increase	$904,075	$1,010

	Class S Shares	Class S2 Shares

	August 15, 2005(1)	August 15, 2005(1)
	to December 31,	to December 31,
	2005	2005

Moderate Growth (Number of Shares)
Shares sold	314,227	101
Shares redeemed	(458)	—

Net increase in shares outstanding	313,769	101

Moderate Growth ($)
Shares sold	$3,161,766	$1,010
Shares redeemed	(4,619)	—

Net increase	$3,157,147	$1,010

(1)	Commencement of operations.

NOTE 9 —	FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2005:

		Undistributed
		Net Investment
	Paid-in	Income on
	Capital	Investments

MarketPro	$(177)	$177
Growth	(182)	182
Moderate	(100)	100
Moderate Growth	(452)	452

The tax-basis components of distributable earnings as of December 31, 2005 were:

	Undistributed	Unrealized
	Ordinary	Appreciation/
	Income	Depreciation

MarketPro	$18,568	$18,133
Growth	12,016	5,549
Moderate	6,574	2,133
Moderate Growth	29,954	26,694

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004 ING Investments reported to the Boards of Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

25

PORTFOLIO OF INVESTMENTS
ING MARKETPRO PORTFOLIO
AS OF DECEMBER 31, 2005

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 98.7%

16,179	ING FMR Diversified MidCap Portfolio, Class I	$214,367
17,722	ING JPMorgan Fleming International Portfolio, Class I	238,007
20,017	ING Legg Mason Value Portfolio, Class I	212,783
13,342	ING Marisco Growth Portfolio, Class I	212,132
17,181	ING Mercury Large Cap Value Portfolio, Class I	212,187
4,753	ING Salomon Brothers Aggressive Growth Portfolio, Class I	211,595
9,347	ING T. Rowe Price Capital Appreciation Portfolio, Class I	235,254
6,484	ING Van Kampen Equity and Income Portfolio, Class I	233,998
44,941	ING VP Intermediate Bond Portfolio, Class I	582,882

	Total Investment Companies (Cost $2,334,721)	2,353,205

Total Investments In Securities (Cost $2,334,721)*	98.7%	$2,353,205
Other Assets and Liabilities-Net	1.3	30,773

Net Assets	100.0%	$2,383,978

* Cost for federal income tax purposes is $2,335,072. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$31,378
Gross Unrealized Depreciation	(13,245)

Net Unrealized Appreciation	$18,133

See Accompanying Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS
ING MARKETSTYLE GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 99.7%

7,465	ING Limited Bond Portfolio, Class I	$79,872
66,748	ING VP Index Plus International Equity, Class I	722,214
75,294	ING VP Index Plus LargeCap Portfolio, Class I	1,161,039
14,173	ING VP Index Plus MidCap Portfolio, Class I	264,887
10,998	ING VP Index Plus SmallCap Portfolio, Class I	183,443
18,508	ING VP Intermediate Bond Portfolio, Class I	240,050

	Total Investment Companies (Cost $2,644,234)	2,651,505

Total Investments In Securities (Cost $2,644,234)*	99.7%	$2,651,505
Other Assets and Liabilities-Net	0.3	8,016

Net Assets	100.0%	$2,659,521

* Cost for federal income tax purposes is $2,645,956. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,983
Gross Unrealized Depreciation	(3,434)

Net Unrealized Appreciation	$5,549

27

PORTFOLIO OF INVESTMENTS
ING MARKETSTYLE MODERATE PORTFOLIO
AS OF DECEMBER 31, 2005

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 100.1%

14,467	ING Limited Maturity Bond Portfolio, Class I	$154,798
45,465	ING Liquid Assets Portfolio, Class I	45,465
14,473	ING VP Index Plus International Equity Portfolio, Class I	156,596
19,889	ING VP Index Plus LargeCap Portfolio, Class I	306,682
2,918	ING VP Index Plus MidCap Portfolio, Class I	54,534
2,148	ING VP Index Plus SmallCap Portfolio, Class I	35,829
11,971	ING VP Intermediate Bond Portfolio, Class I	155,264

	Total Investment Companies (Cost $905,173)	909,168

Total Investments In Securities (Cost $905,173)*	99.5%	$909,168
Other Assets and Liabilities-Net	0.5	4,524

Net Assets	100.0%	$913,692

* Cost for federal income tax purposes is $907,035. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,035
Gross Unrealized Depreciation	(2,902)

Net Unrealized Appreciation	$2,133

28

PORTFOLIO OF INVESTMENTS
ING MARKETSTYLE MODERATE GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 99.4%

26,925	ING Limited Bond Portfolio, Class I	$288,107
63,918	ING Liquid Assets Portfolio, Class I	63,918
66,036	ING VP Index Plus International Equity, Class I	714,518
78,107	ING VP Index Plus LargeCap Portfolio, Class I	1,204,399
13,643	ING VP Index Plus MidCap Portfolio, Class I	254,988
11,275	ING VP Index Plus SmallCap Portfolio, Class I	188,075
37,149	ING VP Intermediate Bond Portfolio, Class I	481,825

	Total Investment Companies (Cost $3,166,242)	3,195,830

Total Investments In Securities (Cost $3,166,242)*	99.4%	$3,195,830
Other Assets and Liabilities-Net	0.6	18,523

Net Assets	100.0%	$3,214,353

* Cost for federal income tax purposes is $3,169,136. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$39,116
Gross Unrealized Depreciation	(12,422)

Net Unrealized Appreciation	$26,694

29

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 — Present	Unemployed. Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 1997 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 1997 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present) and Executive Vice President, Frontier Insurance Group, Inc. (September 1998 — March 2001).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 — Present	Retired.

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Trustee	February 2002 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	172	None
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	None
R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	172	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	172	Assured Guaranty Ltd. (November 2003 — Present).
Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	BestPrep (September 1991 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	172	Progressive Capital Accumulation Trust (August 1998 — Present); Principled Equity Market Trust (November 1996 — Present), Mercy Endowment Foundation (September 1995 — Present); Asian American Bank and Trust Company (June 1992 — Present); and Notre Dame Health Care Center (July 1991 — Present).
Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	AmeriGas Propane, Inc. (January 1998 — Present).

30

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 — Present	Retired. Formerly, Vice President — Finance and Administration, The Channel Corporation (June 1996 — April 2002). Formerly, Trustee, First Choice Funds (February 1997 — April 2001).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	February 2002 — Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 — Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 — December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 — December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 — September 2001).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	Touchstone Consulting Group (June 1997 — Present); and Jim Henson Legacy (April 1994 — Present).

Trustees who are “Interested Persons”:
Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	212	Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 — Present).
John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	212	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

31

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 56	President and Chief Executive Officer Chief Operating Officer	March 2003 — Present March 2003 — Present	President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 — Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 — December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 47	Executive Vice President	March 2003 — Present	Executive Vice President (December 2001 — Present) and formerly Chief Compliance Officer, ING Investments, LLC (October 2004 — December 2005), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005); and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 55	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present) and Chief Investment Risk Officer (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 50	Chief Compliance Officer	January 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and ING Investment LLC and Directed Services, Inc. (January 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director, Financial Reporting, ING Investments, LLC (March 2001 — September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 — January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	January 2003 — Present May 1999 — Present	Senior Vice President (August 1999 — Present) and Assistant Secretary (October 2001 — Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 41	Senior Vice President	November 2003 — Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 — January 2001).

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 38	Vice President and Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President, ING Investments, LLC (February 2003 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Mary Bea Wilkinson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2003 — Present	Head of Strategic Relationships, ING U.S. Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden America Life Insurance Company of New York (1997 — 2000).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 47	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 39	Vice President	March 2005 — Present	Vice President, ING Fund Services, LLC (April 2005 — Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 — April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 — April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 — March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 29	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Assistant Vice President	September 2004 — Present	Assistant Vice President, ING Funds Services, LLC (August 2004 — Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 32	Assistant Secretary	September 2004 — Present	Supervisor, Board Operations, ING Funds Services, LLC (August 2003 — Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 — August 2003); Associate, PricewaterhouseCoopers (January 2001 — August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 — December 2000).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing advisory and sub-advisory agreements remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the Investment Management Agreements (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Portfolios and the Portfolio Management Agreement (“Sub-Advisory Contract”) with ING Investment Management, Co., the sub-adviser to the MarketStyle Portfolios (the “Sub-Adviser” or “ING IM”).

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contracts for the Portfolios and the Sub-Advisory Contract with ING IM for ING MarketStyle Portfolios. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory Contracts and Sub-Advisory Contract for the Portfolios. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contract for all the MarketStyle Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contracts and Sub-Advisory Contract for the MarketStyle Portfolios for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing Advisory and Sub-Advisory Contracts and to approve new advisory arrangements. Among the measures the Board implemented was to: retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Portfolios’ Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory and, in the case of the MarketStyle Portfolios, Sub-Advisory Contract, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International Equity and Fixed Income Investment Review Committee. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Advisory and Sub-Advisory Contract renewal process. Once the Portfolios establish sufficient operating history, Management will provide Portfolio-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets. As the Portfolios had launched on August 15, 2005, each had not established sufficient operating history to enable Management to produce FACT sheets for the Portfolios. In view of the Portfolios’ recent launch date, Management provided to the Board data previously provided in connection with the launch of the MarketPro and MarketStyle Portfolios.

On its own and as part of a regular ongoing process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the International Equity and Fixed Income Investment Review Committee reviews benchmarks used or proposed to be used to assess the performance of each Portfolio and other Funds in the ING Funds complex. The International Equity and Fixed Income Investment Review Committee also meets regularly with the Adviser and periodically with ING IM. The Committee may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios and the Sub-Advisory Contract for the MarketStyle Portfolios for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Adviser. This included information about the Adviser and ING IM provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) information regarding the Portfolios’ investment portfolios, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets for the Funds in the ING Funds complex are prepared, including the manner in which proposed benchmarks and Selected Peer Groups are selected and how profitability is determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of the forms of Advisory Contract and Sub-Advisory Contract; (5) copies of the Form ADV for the Adviser and ING IM; (6) financial statements for the Adviser and ING IM; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of advisory and sub-advisory arrangements; and (8) other information relevant to the Board’s evaluations.

Each Portfolio currently has only one class of shares, which were compared to the analogous class of shares for each fund in the Selected Peer Group for purposes of analyzing fee data. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer group were selected based upon criteria designed to mirror the Portfolio class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board considered the techniques that the Adviser developed, in response to the direction of the Board, to screen and perform due diligence on sub-advisers that are recommended to the Board to manage the Funds in the ING Funds complex. The Board also noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and Committee members with their assessment of the investment performance of the Funds in the ING Funds complex, including the Portfolios. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to

36

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

analyze the key factors underlying investment performance for these Funds. The Board also noted the techniques used by the Adviser to monitor the performance of ING IM, the Sub-Adviser to the MarketStyle Portfolios.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of Funds within the ING Funds complex, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING family of Funds through re-negotiated arrangements with the Funds’ service providers, and that these renegotiations benefit the newly-launched Portfolios. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the Fund complex more efficient by reducing the number of Funds through reorganizations of similar Funds.

The Board evaluated the Adviser’s and ING IM’s regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and ING IM of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and ING IM to attract and retain qualified investment advisory personnel, including member of the Adviser’s Asset Allocation Committee.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and ING IM are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

The Portfolio were launched on August 15, 2005 and had no performance history for the period ended June 30, 2005. The Board and Management will monitor Portfolio performance as a sufficient operating history is established for purposes of performance analysis. In considering renewals for the period ended November 30, 2006, the Board did take into account data previously provided to the Board in connection with the launch of the Portfolios.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules at the underlying Fund level that would indirectly benefit Portfolio shareholders because they result in lower advisory fees when the underlying Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also noted that, for underlying Funds that did not have breakpoint discounts on advisory fees, certain Funds may benefit from waivers to or reimbursements of advisory or other fees, and the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

Information about Services to Other Clients

The Board requested, and in many instances received and, if so, considered, information about the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies and institutional accounts.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate by each Portfolio to the

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to ING IM for sub-advisory services to the MarketStyle Portfolios.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contracts and the potential fall-out benefits to the Adviser and ING IM, and their respective affiliates, from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser, and in the case of the MarketStyle Portfolios, ING IM, are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each is expected to perform through the year ending November 30, 2006.

For each Portfolio, the Board considered information on revenues, costs and profits to be realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM for the MarketStyle Portfolios. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s projected profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, to be realized by the Adviser and ING IM would not be excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING MarketPro Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING MarketPro Portfolio, the Board took into account that the Portfolio was launched on August 15, 2005 and had no operating history as of June 30, 2005.

In considering the fees payable under the Advisory Contract for ING MarketPro Portfolio, the Board took into account the factors described above and also considered (1) the fairness of the compensation under an Advisory Contract when (a) under the Advisory Contract, no advisory fees are charged; and (b) advisory fees are charged by the underlying portfolios in which the Portfolio invests and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in August 2005, and it is reasonable to permit the Portfolio to establish operating history sufficient to appropriately evaluate performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

38

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING MarketStyle Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MarketStyle Growth Portfolio, the Board took into account that the Portfolio was launched on August 15, 2005 and had no operating history as of June 30, 2005.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MarketStyle Growth Portfolio, the Board took into account the factors described above and also considered (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in August 2005, and it is reasonable to permit the Portfolio to establish operating history sufficient to appropriately evaluate performance; and (4) the sub-advisory fee rate payable to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MarketStyle Moderate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MarketStyle Moderate Portfolio, the Board took into account that the Portfolio was launched on August 15, 2005 and had no operating history as of June 30, 2005.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MarketStyle Moderate Portfolio, the Board took into account the factors described above and also considered (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in August 2005, and it is reasonable to permit the Portfolio to establish operating history sufficient to appropriately evaluate performance; and (4) the sub-advisory fee rate payable to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MarketStyle Moderate Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MarketStyle Moderate Growth Portfolio, the Board took into account that the Portfolio was launched on August 15, 2005 and had no operating history as of June 30, 2005.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MarketStyle Moderate Growth Portfolio, the Board took into account the factors described above and also

39

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in August 2005, and it is reasonable to permit the Portfolio to establish operating history sufficient to appropriately evaluate performance; and (4) the sub-advisory fee rate payable to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

40

Investment Manager
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

Directed Services, Inc.
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110
Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UMP (1205-022406)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $813,825 for year ended December 31, 2005 and $601,500 for year ended December 31, 2004.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $13,300 for the year ended December 31, 2005 and $0 for year ended December 31, 2004.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $47,275 in the year ended December 31, 2005 and $19,567 in the year ended December 31, 2004. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

FORM OF
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I.	Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III.	Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV.	Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V.	Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI.	Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII.	Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.	Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX.	Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended: November 9, 2005

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service
	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,000 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service
	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses	✓	✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $20,000 per fund per year

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service
	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	✓	✓	Not to exceed $2,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Loan Staff Services		✓	Not to exceed $15,000 during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre- Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service
	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	✓		Not to exceed $5,000 per Fund during the Pre- Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre- Approval Period

9

Appendix E
Prohibited Non-Audit Services
Dated:          January 1, 2006
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP EMERGING MARKETS FUND, INC.
ING VP NATURAL RESOURCES TRUST
USLICO SERIES FUND

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $323,914 for year ended December 31, 2005 and $446,897 for year ended December 31, 2004.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investors Trust

By	/s/ James M. Hennessy

James M. Hennessy
President and Chief Executive Officer
Date: March 10, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy

James M. Hennessy
President and Chief Executive Officer
Date: March 10, 2006

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: March 10, 2006

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